       As filed with the Securities and Exchange Commission on February 27, 2002

                                               Securities Act File No. 033-56094
                                       Investment Company Act File No. 811-07428


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  --------------

                                    FORM N-1A

              Registration Statement Under The Securities Act Of 1933        /x/

                            Pre-Effective Amendment No.                      / /

                          Post-Effective Amendment No. 88                    /x/

                                     and/or

             Registration Statement Under The Investment Company Act Of      /x/
                                      1940

                                  Amendment No. 90                           /x/
                          (Check appropriate box or boxes)

                                ING MUTUAL FUNDS
                         (FORMERLY PILGRIM MUTUAL FUNDS)
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                     (Address of Principal Executive Offices)
        Registrant's Telephone Number, Including Area Code: (800) 992-0180

                  Kimberly A. Anderson                 With copies to:
                  ING Investments, LLC             Jeffrey S. Puretz, Esq.
             7337 E. Doubletree Ranch Road                 Dechert
                  Scottsdale, AZ 85258              1775 Eye Street, N.W.
         (Name and Address of Agent for Service)    Washington, DC 20006


 It is proposed that this filing will become effective (check appropriate box):

/ /   Immediately upon filing pursuant to paragraph (b)

/ /   60 days after filing pursuant to paragraph (a)(1)

/ /   75 days after filing pursuant to paragraph (a)(2)

/x/   on March 1, 2002 pursuant to paragraph (b)

/ /   on (date) pursuant to paragraph (a)(1)

/ /   on (date) pursuant to paragraph (a)(2) of Rule 485




If appropriate, check the following box:

/ / This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                                                              PROSPECTUS

       PROSPECTUS

    [WORLD PHOTO]
       March 1, 2002

       Classes A, B, C and M
                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING Asia-Pacific Equity Fund
                                                 ING Emerging Countries Fund
                                                 ING European Equity Fund
                                                 ING International Core Growth
                                                 Fund
                                                 ING International Fund
                                                 ING International SmallCap
                                                 Growth Fund

                                                 ING Precious Metals Fund

                                                 ING Russia Fund
                                                 GLOBAL EQUITY FUNDS
                                                 ING Global Communications Fund
                                                 ING Global Technology Fund
                                                 ING Global Real Estate Fund
                                                 ING Worldwide Growth Fund


       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.


                                                          [ING FUNDS LOGO]
                                            (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS





This Prospectus describes each Fund's objective, investment strategy and risks.


[MONEY GRAPHIC]

         HOW THE

         FUND HAS
         PERFORMED



You'll also find:


HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    INTRODUCTION TO THE ING FUNDS                       1
    FUNDS AT A GLANCE                                   2

    INTERNATIONAL EQUITY FUNDS
    ING Asia-Pacific Equity Fund                        4
    ING Emerging Countries Fund                         6
    ING European Equity Fund                            8
    ING International Core Growth Fund                 10
    ING International Fund                             12
    ING International SmallCap Growth Fund             14
    ING Precious Metals Fund                           16
    ING Russia Fund                                    18

    GLOBAL EQUITY FUNDS
    ING Global Communications Fund                     20
    ING Global Technology Fund                         22
    ING Global Real Estate Fund                        24
    ING Worldwide Growth Fund                          26



    WHAT YOU PAY TO INVEST                            28
    SHAREHOLDER GUIDE                                 32
    MANAGEMENT OF THE FUNDS                           39
    DIVIDENDS, DISTRIBUTIONS AND TAXES                43
    MORE INFORMATION ABOUT RISKS                      44
    FINANCIAL HIGHLIGHTS                              47
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS

--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.




 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


 INTERNATIONAL EQUITY FUNDS

  ING offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

  They may suit you if you:

  - are investing for the long-term -- at least several years
  - are looking for exposure to international markets or precious metals
  - are willing to accept higher risk in exchange for long-term growth.

GLOBAL EQUITY FUNDS

  ING offers Global Equity Funds that emphasize a growth approach to global investing, as well as Global Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in equity securities throughout the world, including the United States.

  They may suit you if you:

  - are investing for the long-term -- at least several years
  - are looking for exposure to international markets and global real estate
  - are willing to accept higher risk in exchange for long-term growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------


          This table is a summary of the investment objective, main investments and main risks of each ING Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.



                  FUND                                 INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------

INTERNATIONAL     Asia-Pacific Equity Fund             Long-term capital appreciation
EQUITY FUNDS      Adviser: ING Investments, LLC

                  Emerging Countries Fund              Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  European Equity Fund                 Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

                  International Core Growth Fund       Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  International Fund                   Long-term growth of capital
                  Adviser: ING Investments, LLC

                  International SmallCap Growth        Long-term capital appreciation
                  Fund
                  Adviser: ING Investments, LLC
                  Sub-Adviser:
                  Nicholas-Applegate Capital
                  Mgt.

                  Precious Metals Fund                 Capital appreciation and hedge
                  Adviser: ING Investments, LLC        against the loss of buying
                                                       power of the U.S. Dollar

                  Russia Fund                          Long-term capital appreciation
                  Adviser: ING Investments, LLC


GLOBAL EQUITY     Global Communications Fund           Long-term capital appreciation
FUNDS             Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

                  Global Technology Fund               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

                  Global Real Estate Fund              High total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Clarion CRA
                  Securities, L.P.

                  Worldwide Growth Fund                Long-term capital appreciation
                  Adviser: ING Investments, LLC

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities of companies based in the               Price volatility and other risks that accompany an
Asia-Pacific region, excluding Australia and Japan.       investment in foreign equities and in securities of issuers in a single region. Sensitive to currency exchange rates,
                                                          international political and economic conditions and other
                                                          risks that affect foreign securities.


Equity securities of issuers located in countries         Price volatility, liquidity and other risks that accompany
with emerging securities markets believed to have         an investment in equities from emerging countries. Sensitive
growth potential.                                         to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities of issuers which are principally        Price volatility and risks related to investments in foreign
traded in the European capital markets, or that           equities and in securities of a single region. Sensitive to
derive a majority of their total revenues from            currency exchange rates, international political and
either goods produced or services rendered within         economic conditions and other risks that affect foreign
the European Union, or that are organized under the       securities.
laws of and have a principal office in a European
country.


Equity securities of larger companies in countries        Price volatility and other risks that accompany an
outside of the U.S., believed to have growth              investment in growth-oriented foreign equities. Sensitive to
potential.                                                currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities of small-sized companies in             Price volatility, liquidity and other risks that accompany
countries outside of the U.S., believed to have           an investment in equity securities of foreign, small-sized
growth potential.                                         companies. Sensitive to currency exchange rates,
                                                          international political and economic conditions and other
                                                          risks that affect foreign securities.


Precious metals, including gold and securities of         Price volatility due to non-diversification and
companies engaged in mining or processing gold            concentration in the precious metals industry. The market
throughout the world.                                     for gold and other precious metals is widely unregulated and is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher
                                                          transaction/storage costs, and realize gains only with an
                                                          increase in market price.


Equity securities of Russian companies.                   Risk due to extremely volatile and often illiquid nature of the Russian securities markets, and volatility due to
                                                          non-diversification of investments. Particularly sensitive to Russian political and economic conditions, currency
                                                          exchange rates, and other risks that affect funds investing in securities of a single country. Potential for
                                                          expropriation, dilution, devaluation, default or excessive taxation by the Russian government.


Equity securities of communications companies             Price volatility and risks related to investments in equity
located throughout the world, including the United        securities. Sensitive to currency exchange rates,
States.                                                   international political and economic conditions and other
                                                          risks that affect foreign securities. Products and services of companies engaged in the communications sector are
                                                          subject to relatively high risks of rapid obsolescence
                                                          caused by scientific and technological advances.


Equity securities of technology companies located         Price volatility and risks related to investments in equity
throughout the world, including the United States.        securities. Products and services of companies engaged in
                                                          the technology sector are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances.


Equity securities of companies that are principally       Price volatility and other risks that accompany an
engaged in the real estate industry.                      investment in global real estate equities and volatility due to non-diversification of investments. Sensitive to currency exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of companies located in countries       Price volatility and other risks that accompany an
around the world, which may include the U.S.,             investment in growth-oriented foreign equities. Sensitive to
believed to have growth potential.                        currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

                                                                         ADVISER
ING ASIA-PACIFIC EQUITY FUND                                ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American, European and other depositary receipts.


The Adviser bases investment decisions on a disciplined approach that takes into consideration the following factors: a macroeconomic overview of the region, specific country analysis, setting target country weightings, evaluation of industry sectors within each country, and selection of specific stocks. In selecting specific securities, the Adviser emphasizes a value approach that seeks growth at a reasonable price. This approach involves analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock.


The criteria used by the Adviser to determine whether an issuer is based in the Asia-Pacific region are: the country in which the issuer was organized; the country in which the principal securities market for that issuer is located; the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or the country in which at least 50% of the issuer's assets are located.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Emerging Countries Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Emerging Countries Fund, please see page 6 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


RISKS OF THE ASIA-PACIFIC REGION -- the Asia-Pacific region includes countries in various stages of economic development, including emerging market countries. In 1997 and 1998, securities markets in Asian countries suffered significant downturns and volatility, and currencies lost value in relation to the U.S. dollar. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asia-Pacific countries could cause further economic and market uncertainty.



RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asia-Pacific securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate on a single region of the world.


INABILITY TO SELL SECURITIES -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 4      ING Asia-Pacific Equity Fund

                                                    ING ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

              1992                   1993        1994        1995      1996     1997      1998     1999      2000      2001
---------------------------------  --------    --------    --------    ----    ------    ------    -----    ------    -------
                                                                       9.46    -43.73    -15.51    74.41    -47.63     -15.25


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Prior to January 2, 2001, the Fund was managed by a sub-adviser. The portfolio managers currently invest primarily in companies with a large market capitalization; prior to November 2000, the Fund did not have a particular market capitalization focus.


            Best and worst quarterly performance during this period:

                           2nd quarter 1999:  39.92%


                            4th quarter 1997: -33.11%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Far East Free Ex Japan Index (MSCI Far East ex Japan Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %  -20.12       -19.09        -14.33
Class A Return After Taxes on Distributions(2)                  %  -20.12       -19.21        -14.45
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -12.15       -13.78        -10.39
Class B Return Before Taxes(3)                                  %  -19.34       -18.98        -14.10
Class M Return Before Taxes(4)                                  %  -17.96       -19.08        -14.41
MSCI Far East ex Japan Index (reflects no deduction for
  fees, expenses or taxes)(5)                                   %   -2.08       -11.86         -7.39(6)


(1) Classes A, B and M commenced operations on September 1, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of sales charge of 3.5%.

(5) The MSCI Far East ex Japan Index is an unmanaged index that measures the performance of securities listed on exchanges in the Far East markets, excluding Japan.


(6) Index return is since inception date of Classes A, B and M.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Asia-Pacific Equity Fund       5

                                                                         ADVISER
ING EMERGING COUNTRIES FUND                                 ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund may invest in large-, mid- and small-sized companies. The portfolio managers consider an emerging market country to be any country which is in or has been in the Emerging Market Database of Standard and Poor's or the MSCI Emerging Markets Free Index, or those countries which generally are considered to be emerging market countries by the international financial community.


The Fund may invest up to 20% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.


In selecting securities located in emerging market countries, the Adviser uses a bottom-up fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.



In selecting stocks in developed markets, the portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use a bottom-up analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors to estimate regional market risks. In conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.



The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of companies located in emerging markets trade in lower volume and may be less liquid than securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 6      ING Emerging Countries Fund

                                                     ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                         6.34   27.50    9.44   -22.19  75.80   -31.94  -7.67


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.



            Best and worst quarterly performance during this period:

                           4th quarter 1999:  36.28%
                           3rd quarter 1998: -26.06%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %  -12.96      -2.38          1.97(1)
Class A Return After Taxes on Distributions(2)                  %  -12.96      -2.89          1.47
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -7.89       -2.09          1.38
Class B Return Before Taxes(3)                                  %  -12.96      -2.11          2.46
Class C Return Before Taxes(4)                                  %  -9.34       -1.73          1.97
MSCI EMF Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -2.37       -5.74         -5.14(6)


(1) Classes A and C commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.


(6) Index return for Classes A and C is for the period beginning December 1, 1994. Index return for Class B is -3.78% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Emerging Countries Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING EUROPEAN EQUITY FUND                 ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of equity securities of European issuers. The Sub-Adviser considers European issuers to be companies whose securities are principally traded in the European capital markets, that derive at least 50% of their total revenues or earnings from either goods produced or services rendered in countries located in the European Union and those countries eligible to join the European Union from time to time, regardless of where the securities of such companies are principally traded, or that are organized under the laws of and have a principal office in a European country. As a general matter, the Fund expects these investments to be in common stocks of large companies whose market capitalizations are generally in excess of $10 billion, although the Fund may also invest in mid-sized companies.


In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process that seeks to identify underpriced earnings growth in European companies. The five steps are:

- First, the Sub-Adviser ranks possible investments according to trading volume and liquidity relative to their peers;

- Second, the Sub-Adviser performs additional screens to determine which companies should be further researched;

- Third, the Sub-Adviser performs fundamental analysis of cyclical and non-cyclical market sectors and companies to identify underpriced earnings or cash flow growth;

- Fourth, the Sub-Adviser determines portfolio weightings within each sector;
  and

- Finally, the Sub-Adviser continuously monitors the portfolio to maintain favorable risk-reward relationships.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING International Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING International Fund, please see page 12 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.


RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If European securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate on a single region of the world.



SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 8      ING European Equity Fund

                                                        ING EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

1992   1993    1994    1995    1996    1997    1998    1999    2000     2001
-----  -----   -----   -----   -----   -----   -----   -----   -----   ------
                                                       18.59   -7.59   -23.98

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  18.93%


                            1st quarter 2001: -18.96%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the FT-Europe Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)      CLASS)
Class A Return Before Taxes(2)                                  %  -28.37      -5.90          N/A
Class A Return After Taxes on Distributions(2)                  %  -28.37      -6.53          N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -17.28      -4.74          N/A
Class B Return Before Taxes(3)                                  %  -28.26      -5.60          N/A
Class C Return Before Taxes(4)                                  %  -25.38      -4.89          N/A
FT-Europe Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -21.45      -4.02(6)       N/A


(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The FT-Europe Index is a widely recognized, unmanaged index of European stock markets.


(6) Index return is since inception date of Classes A, B and C.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING European Equity Fund       9

                                                                         ADVISER
ING INTERNATIONAL CORE GROWTH FUND                          ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.



In pursuing the Fund's investment strategy, the portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earnings prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.



The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING International Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING International Fund, please see page 12 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in large companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.



 10      ING International Core Growth Fund

                                              ING INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                            [TOTAL RETURN BAR GRAPH]


  1992      1993        1994        1995        1996      1997     1998     1999      2000      2001
--------  --------    --------    --------    --------    -----    -----    -----    ------    ------
                                                                   20.92    66.69    -25.04    -21.69


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.



            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.07%
                            1st quarter 2001: -15.44%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)      CLASS)
Class A Return Before Taxes(2)                                  %  -26.19      5.88            N/A
Class A Return After Taxes on Distributions(2)                  %  -26.19      4.72            N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -15.95      4.42            N/A
Class B Return Before Taxes(3)                                  %  -26.13      6.14            N/A
Class C Return Before Taxes(4)                                  %  -23.10      6.36            N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -21.21      1.61(6)         N/A


(1) Classes A, B and C commenced operations on February 28, 1997.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.



(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(6)Index return is for the period beginning March 1, 1997.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING International Core Growth Fund       11

                                                                         ADVISER
ING INTERNATIONAL FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.



The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or may not favor equities at all.


DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 12      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

  1992      1993        1994        1995        1996      1997     1998     1999     2000      2001
  ----      ----        ----        ----        ----      ----     ----     ----     ----      ----
                          5.87        5.77       13.46     1.56    19.02    47.50    -8.30    -20.27


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  27.01%


                           3rd quarter 2001: -13.08%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.



                                                                                 5 YEARS      10 YEARS
                                                                               (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)(1)     CLASS)(1)
Class A Return Before Taxes(2)                                  %   -24.84         4.27         5.78
Class A Return After Taxes on Distributions(2)                  %   -24.84         0.92         2.90
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -15.13         2.46         3.69
Class B Return Before Taxes(3)                                  %   -24.69       -22.49          N/A
Class C Return Before Taxes(4)                                  %   -21.61       -17.25          N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -21.21         1.17(6)      3.91(6)


(1) Class A commenced operations on January 3, 1994. Class B commenced operations on August 22, 2000. Class C commenced operations on September 15, 2000.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.



(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(6)Index return for Class A is for the period beginning January 1, 1994. Index return for Classes B and C is -21.02% for the period beginning September 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL SMALLCAP GROWTH FUND     Nicholas-Applegate Capital Management

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]


The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in securities of small companies. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S. The Fund may invest up to 35% of its assets in U.S. issuers.


The Fund invests primarily in smaller-capitalized companies ("small cap stocks") located worldwide. In the opinion of the Fund's Sub-Adviser, small cap stocks are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in over 50 countries. The market capitalization ranges of the various countries' small cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets.

The Fund normally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund's Sub-Adviser emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of traditional fundamental research of individual securities, calling on the expertise of many external analysts in different countries throughout the world, and a computer intensive ranking system that analyzes and ranks securities. The Sub-Adviser seeks to uncover signs of "change at the margin" -- positive business developments which are not yet fully reflected in a company's stock price.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 14      ING International SmallCap Growth Fund

                                          ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


           1992                1993        1994        1995        1996      1997     1998      1999      2000      2001
           ----              --------    --------    --------    --------    -----    -----    ------    ------    ------
                                                         5.51       17.58    13.46    35.57    121.93    -16.60    -27.52


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  53.34%
                            1st quarter 2001: -18.62%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Europe, Pacific, Australia and Composite Market Index (Salomon EPAC EM Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.



                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %  -31.68      14.23         11.88
Class A Return After Taxes on Distributions(2)                  %  -31.68      12.52         10.63
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -19.29      11.40          9.65
Class B Return Before Taxes(3)                                  %  -31.44      14.72         14.62
Class C Return Before Taxes(4)                                  %  -28.56      14.90         12.01
Solomon EPAC EM Index (reflects no deduction for fees,
  expenses or taxes)(5)                                         %  -16.40      -1.32         -0.25(6)


(1) Classes A and C commenced operations on August 31, 1994. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Salomon EPAC EM Index is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.


(6)Index return for Classes A and C is for the period beginning September 1, 1994. Index return for Class B is 0.61% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       15

                                                                         ADVISER
ING PRECIOUS METALS FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in precious metals and securities related to precious metals. At least 65% of the Fund's assets will normally be invested in gold bullion and the equity securities of companies primarily engaged in the exploration, mining, processing, fabrication or distribution of gold ("gold-related" companies). The portfolio manager seeks to invest in companies involved in precious metals which represent good value based on the prospects for earnings and the prices of precious metals. The Fund may invest the remaining 35% of its assets in other precious metals, including silver, platinum, and palladium, and in the equity securities of companies engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related" companies) or other precious metals or materials. The Fund may also invest in other types of securities, including convertible securities and preferred stocks of gold-related companies, silver-related companies, or companies related to other precious metals. The Fund intends to invest less than half of the value of its assets directly in bullion or other direct forms of gold, silver, and other precious metals (as opposed to securities). The Fund normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies.


The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold, and, to a lesser degree, silver and other precious metals. A substantial portion of the Fund's investment will be in the securities of foreign issuers, including emerging market issuers.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund normally invests in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.


PRECIOUS METALS RISK -- the Fund's focus on precious metals and precious metal stocks may expose investors to additional risks. Precious metal prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. The supply and demand for gold may vary widely and may be affected by actions of governments or their agencies or national banks, all of which may affect the price of a precious metal or a related company. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require the Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. Direct investments in precious metals such as bullion have the following characteristics: they earn no income; transaction and storage costs may be higher than for securities; and the Fund will realize gains only with an increase in the market price.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.


MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.



SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 16      ING Precious Metals Fund

                                                        ING PRECIOUS METALS FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

 1992     1993    1994    1995    1996     1997     1998    1999     2000     2001
------   ------   -----   -----   -----   ------   ------   -----   ------   ------
-20.51    86.96   -7.28   -1.89    7.84   -42.98    -6.39    8.58   -22.05    24.87


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.


(3) Prior to November 2, 2000, the Fund's portfolio manager employed a different stock selection criteria. Effective November 2, 2000, the Fund changed its name to the Precious Metals Fund and changed its investment strategies to permit the Fund to invest in precious metals and related securities; prior to that date, the Fund invested primarily in gold and gold-related securities.



            Best and worst quarterly performance during this period:

2nd quarter 1993:       34.36%
4th quarter 1997:      -29.07%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the S&P 500 Index and Gold Bullion. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)        CLASS)
Class A Return Before Taxes(1)                                  %   17.52     -11.86         -2.52
Class A Return After Taxes on Distributions(1)                  %   17.28     -12.25         -3.24
Class A Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                       %   10.66      -9.10         -2.17
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -11.88      10.70         12.94
Gold Bullion (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %    0.75      -5.62         -2.42


(1) Reflects deduction of sales charge of 5.75%.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(3) Gold bullion is a commodity traded on the New York Mercantile Exchange.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Precious Metals Fund       17

                                                                         ADVISER
ING RUSSIA FUND                                             ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund seeks to achieve its objective by normally investing at least 80% of its assets in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The portfolio manager seeks to invest in companies which are undervalued by the market because their pace of development and earnings growth have been underestimated. The portfolio manager may invest in companies with any market capitalization. The Fund may invest the other 20% of its assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government without any restrictions based on investment quality or maturity of the debt securities. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.


When the Fund anticipates unusual market or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities. The criteria used by the Fund to determine whether an issuer is based in Russia are: the issuer is organized in Russia; the principal securities market for the issuer is Russia; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Russia; or at least 50% of the issuer's assets are located in Russia.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF INVESTING IN SECURITIES OF RUSSIAN COMPANIES

The following risks apply to all mutual funds that invest in securities of Russian companies including ING Russia Fund.

POLITICAL RISK -- Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

MARKET CONCENTRATION AND LIQUIDITY RISK -- The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the U.S. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity.

LACK OF RELIABLE FINANCIAL INFORMATION -- There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

UNFAVORABLE ACTIONS -- There is the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

SETTLEMENT AND CUSTODY RISK -- Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.


RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate on a single region of the world.


LOWER QUALITY DEBT SECURITIES -- Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.


MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.


DEBT SECURITIES -- The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 18      ING Russia Fund

                                                                 ING RUSSIA FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

 1992    1993     1994     1995     1996     1997     1998     1999      2000     2001
------  ------   ------   ------   ------   ------   ------   -------   ------   ------
                                             67.50   -82.99    159.76   -17.80    80.32


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Prior to January 2, 2001, the Fund was advised by a sub-adviser.

            Best and worst quarterly performance during this period:




4th quarter 1999:       95.36%
3rd quarter 1998:      -64.89%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Moscow Times Index and the Russian Trading System Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %    69.90        0.66         -0.25
Class A Return After Taxes on Distributions(2)                  %    69.90       -0.57         -1.56
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %    42.57       -0.08         -0.85
Moscow Times Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  %    81.02        8.83          8.76(5)
Russian Trading System Index (reflects no deduction for
  fees, expenses or taxes)(4)                                   %    81.48        5.34          4.49(5)


(1) Class A commenced operations on July 3, 1996.

(2) Reflects deduction of sales charge of 5.75%.

(3) The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.


(4) The Russian Trading System is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's 106 most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets (NAUFOR), a non-profit making body.



(5)Index return is for the period beginning June 29, 1996.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Russia Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL COMMUNICATIONS FUND           ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of equity securities of communications companies. This portion of the portfolio will have investments located in at least three different countries, including the United States and which may also include emerging market countries. As a general matter, the Fund expects these investments to be in common stocks of large, mid- and small-sized companies.


The Fund considers communications companies to be those that derive at least 50% of their total revenues or earnings from designing, developing, operating, financing, manufacturing or providing the following activities, products and services: communications equipment and service (including equipment and services for both data and voice transmission); electronic components and equipment; broadcast (including television and radio, satellite, microwave and cable television); computer equipment, mobile telecommunications and cellular radio and paging; electronic mail; local and wide area networking and linkage of work and data processing systems (collectively, "communications activities").

The Sub-Adviser believes that because of rapid advances in communications, investment in companies within this sector should offer substantial opportunities for long-term capital appreciation. The communications area has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. Generally, the Sub-Adviser's overall stock selection for the Fund will be based on an assessment of the company's fundamental prospects. The Sub-Adviser anticipates, however, that a portion of the Fund's holdings will be invested in newly issued securities being sold in the primary or secondary market.


The Sub-Adviser combines broad industry analysis and bottom-up company analysis to identify the stocks of companies it believes will become tomorrow's communications leaders. In choosing investments for the Fund, the Sub-Adviser first identifies themes that address industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from the selected investment themes.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Global Technology Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Global Technology Fund, please see page 22 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

COMMUNICATIONS TECHNOLOGY RISK -- communications companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the communications industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

GOVERNMENTAL REGULATION -- certain communications industries, such as the telecommunications industry, may be subject to greater governmental regulation than many other industries. Accordingly, such industries may be subject to changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services offered. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.



INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


 20      ING Global Communications Fund

                                                  ING GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.



                       YEAR BY YEAR TOTAL RETURNS (%)(1)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

             1992                  1993        1994        1995      1996     1997      1998     1999      2000      2001
-------------------------------  --------    --------    --------    ----    ------    ------    -----    ------    -------
                                                                                                                     -63.22



(1) These figures are for the year ended December 31. They do not reflect sales charges and would be lower if they did.




            Best and worst quarterly performance during this period:

                           4th quarter 2001:  30.07%
                           3rd quarter 2001: -45.74%


                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIOD ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the NASDAQ Telecom Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)      CLASS)
Class A Return Before Taxes(2)                                  %  -65.33     -59.73           N/A
Class A Return After Taxes on Distributions(2)                  %  -65.33     -59.73           N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -39.79     -43.47           N/A
Class B Return Before Taxes(3)                                  %  -65.39     -59.66           N/A
Class C Return Before Taxes(4)                                  %  -63.75     -58.64           N/A
NASDAQ Telecom Index (reflects no deduction for fees,
  expenses or taxes)(5)                                         %  -48.94     -57.51(6)        N/A


(1) Classes A, B and C commenced operations on March 1, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5) NASDAQ Telecom Index is an unmanaged index that measures the performance of all NASDAQ stocks in the telecommunications sector.



(6) Index return is since inception date of Classes A, B and C.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Global Communications Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL TECHNOLOGY FUND               ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities (preferred stock, warrants and convertible securities) of U.S. and non-U.S. technology companies. The Fund may invest in large-, mid- and small-sized companies.


For purposes of the Fund's investment strategy, technology companies are companies with businesses in or related to technology or technology services, or that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the following areas: internet activities, including internet related hardware, software, infrastructure and networking equipment; media and entertainment businesses, including radio, television, satellite and cable television, broadcasting and media content; telecommunications and communications, including the design, manufacture or operation of telecommunications services and equipment, voice, data, wireless, paging and electronic components; computer businesses, including hardware, software, semiconductors, semiconductor capital equipment and server hardware producers; e-commerce businesses, including equipment and communications activities such as electronic mail, data processing, information systems, networking, office automation and on-line services; and companies involved in the distribution, servicing, research and development of these businesses.


The Sub-Adviser seeks to combine broad industry analysis and bottom-up company analysis to identify the stocks of companies that it believes will become tomorrow's technology leaders. In choosing investments for the Fund, the Sub-Adviser attempts to identify themes that highlight industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from selected investment themes, and assesses a company's fundamental prospects. It is likely that a portion of the Fund's holdings will be invested in newly issued securities acquired in initial public offerings or on the secondary market.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


TECHNOLOGY RISK -- technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the technology industry are subject to relative high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.



SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.



INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


 22      ING Global Technology Fund

                                                      ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

        1992             1993        1994        1995        1996        1997        1998        1999        2000        2001
---------------------  --------    --------    --------    --------    --------    --------    --------    --------    --------
                                                                                                 140.15      -29.01      -45.50

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  78.51%


                           3rd quarter 2001: -44.94%



                          AVERAGE ANNUAL TOTAL RETURNS


                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Goldman Sachs Technology Industry Composite Index and the MSCI World Information Technology Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.



                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR     CLASS)(1)      CLASS)
Class A Return Before Taxes(2)                                  %   -48.65        0.06          N/A
Class A Return After Taxes on Distributions(2)                  %   -48.97       -3.55          N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -29.35        1.11          N/A
Class B Return Before Taxes(3)                                  %   -48.54        0.70          N/A
Class C Return Before Taxes(4)                                  %   -46.54        1.26          N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(5)                    %   -28.69       -0.92(6)       N/A
MSCI World Information Technology Index (reflects no
deduction for fees, expenses or taxes)(7)(8)                    %   -29.73(9)      N/A          N/A



(1)Classes A, B and C commenced operations on December 15, 1998.



(2)Reflects deduction of sales charge of 5.75%.



(3)Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.



(4)Reflects deduction of deferred sales charge of 1% for the 1 year return.



(5)The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.



(6)Index return since December 1, 1998.



(7)Effective March 1, 2002, the Fund's strategy was revised to expand the range of technology companies in which the Fund can invest.



(8)The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of information technology stocks from around the world.



(9)Index return is for the period beginning December 29, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Global Technology Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL REAL ESTATE FUND                         Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with high total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Fund, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized and small-sized companies, including real estate investment trusts (REITs).


The Sub-Adviser uses a disciplined two-step process for constructing the Fund's portfolio.

- First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions.

- Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.


  The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up and down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- to medium-sized companies, which may be more susceptible to greater price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

NON-DIVERSIFICATION RISKS -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

INABILITY TO SELL SECURITIES -- securities of small and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell securities at a time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 24      ING Global Real Estate Fund

                                                     ING GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The Fund did not have a full year's performance during the period ended December 31, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Global Real Estate Fund       25

                                                                         ADVISER
ING WORLDWIDE GROWTH FUND                                   ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.


INTERNATIONAL COMPONENT. The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.



U.S. COMPONENT. The Fund normally invests in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of December 31, 2001 this meant market capitalizations in the range of $8.1 billion to $398 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.



The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


From time to time, the Adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 26      ING Worldwide Growth Fund

                                                       ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

1992                             1993        1994        1995        1996      1997     1998     1999     2000      2001
----                           --------    --------    --------    --------    -----    -----    -----    -----    ------
                                               2.45       14.74       17.92    17.28    37.34    83.52    -22.26   -27.81

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.



            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.54%
                            1st quarter 2001: -21.37%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIOD ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International World Index (MSCI World Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)       CLASS)(1)
Class A Return Before Taxes(2)                                  %   -31.95       9.35          10.97
Class A Return After Taxes on Distributions(2)                  %   -31.95       6.21           8.51
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -19.46       6.64           8.33
Class B Return Before Taxes(3)                                  %   -31.91       9.68          11.47
Class C Return Before Taxes(4)                                  %   -29.02       9.95          11.02
MSCI World Index (reflects no deduction for fees, expenses
  or taxes)(5)                                                  %   -15.91       5.18           8.39(6)


(1) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.


(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.


(6) Index return for Classes A and C is for the period beginning May 1, 1993. Index return for Class B is 7.44% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Worldwide Growth Fund       27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------




[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY



                                                                CLASS A    CLASS B(1)    CLASS C(1)    CLASS M(1)
-----------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT
  (AS A % OF OFFERING PRICE)
 All Funds                                                       5.75(2)      none          none          3.50(2)
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 All Funds                                                       none(3)      5.00(4)       1.00(5)       none
 REDEMPTION FEE (AS A % OF AMOUNT REDEEMED, IF APPLICABLE)
 International, Asia-Pacific Equity, International Core
  Growth and Russia Funds                                        2.00(6)       N/A           N/A           N/A





(1) Not all Funds offer Classes B, C and M. Please see page 32.



(2) Reduced for purchases of $50,000 and over. Please see page 33.



(3) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 33.



(4) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 33.


(5) Imposed upon redemption within 1 year from purchase.

(6) The 2.0% redemption fee applies only to shares held less than 30 days for the International, Asia-Pacific Equity and International Core Growth Funds and less than 365 days for the Russia Fund.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A
                                                               DISTRIBUTION                     TOTAL
                                                               AND SERVICE                      FUND                WAIVERS
                                                MANAGEMENT       (12B-1)          OTHER       OPERATING               AND
FUND                                               FEE             FEES         EXPENSES      EXPENSES      REIMBURSEMENTS(2)(3)(4)
-----------------------------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity(5)                  %         1.25            0.25           1.61(6)       3.11(6)              -1.12
 Emerging Countries(5)                   %         1.25            0.35           0.75(7)(8)    2.35(7)              -0.10
 European Equity                         %         1.15            0.35           1.57(8)       3.07                 -1.33
 International Core Growth               %         1.00            0.35           0.85          2.20                 -0.26
 International(5)                        %         1.00            0.25           1.22(8)(9)    2.47(9)                 --
 International SmallCap Growth           %         1.00            0.35           0.57(8)       1.92                  0.00
 Precious Metals(5)                      %         1.00            0.25           0.62(8)(10)   1.87(10)                --
 Russia                                  %         1.25            0.25           1.27(8)       2.77                 -0.54
 Global Communications                   %         1.00            0.35           0.89(8)       2.24                 -0.65
 Global Technology(5)                    %         1.25            0.35           0.80(8)(11)   2.40(11)             -0.64
 Global Real Estate                      %         1.00            0.25           0.50(8)(12)   1.75                    --
 Worldwide Growth(5)                     %         1.00            0.35           0.68(8)(13)   2.03(13)             -0.19

CLASS A

                                          NET
FUND                                    EXPENSES
--------------------------------------  --------
 Asia-Pacific Equity(5)                   1.99(6)
 Emerging Countries(5)                    2.25(7)
 European Equity                          1.74
 International Core Growth                1.94
 International(5)                         2.47(9)
 International SmallCap Growth            1.92
 Precious Metals(5)                       1.87(10)
 Russia                                   2.23
 Global Communications                    1.59
 Global Technology(5)                     1.76(11)
 Global Real Estate                       1.75
 Worldwide Growth(5)                      1.84(13)


 28      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS B
                                                    DISTRIBUTION
                                                        AND                         TOTAL
                                                      SERVICE                       FUND              WAIVERS
                                     MANAGEMENT       (12b-1)         OTHER       OPERATING             AND                NET
FUND                                    FEE             FEES         EXPENSES     EXPENSES      REIMBURSEMENTS(2)(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity(5)       %         1.25            1.00           1.62(6)      3.87(6)             -1.11              2.76(6)
 Emerging Countries(5)        %         1.25            1.00           0.77(7)(8)   3.02(7)             -0.10              2.92(7)
 European Equity              %         1.15            1.00           1.60(8)      3.75                -1.29              2.46
 International Core Growth    %         1.00            1.00           0.88         2.88                -0.26              2.62
 International(5)             %         1.00            1.00           1.27(8)(9)   3.27(9)              0.00              3.27(9)
 International SmallCap
  Growth                      %         1.00            1.00           0.57(8)      2.57                 0.00              2.57
 Global Communications        %         1.00            1.00           0.98(8)      2.98                -0.68              2.30
 Global Technology(5)         %         1.25            1.00           0.83(8)(11)   3.08(11)           -0.62              2.46(11)
 Global Real Estate           %         1.00            1.00           0.50(8)(12)   2.50                0.00              2.50
 Worldwide Growth(5)          %         1.00            1.00           0.69(8)(13)   2.69(13)           -0.19              2.50(13)

CLASS C
                                                    DISTRIBUTION
                                                        AND                         TOTAL
                                                      SERVICE                       FUND              WAIVERS
                                     MANAGEMENT       (12b-1)         OTHER       OPERATING             AND                Net
FUND                                    FEE             FEES         EXPENSES     EXPENSES      REIMBURSEMENTS(2)(3)     Expenses
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries(5)        %         1.25            1.00           0.77(7)(8)   3.02(7)             -0.10              2.92(7)
 European Equity              %         1.15            1.00           1.59(8)      3.74                -1.26              2.48
 International Core Growth    %         1.00            1.00           0.87         2.87                -0.26              2.61
 International(5)             %         1.00            1.00           1.27(8)(9)   3.27(9)              0.00              3.27(9)
 International SmallCap
  Growth                      %         1.00            1.00           0.57(8)      2.57                 0.00              2.57
 Global Communications        %         1.00            1.00           0.99(8)      2.99                -0.69              2.30
 Global Technology(5)         %         1.25            1.00           0.83(8)(11)   3.08(11)           -0.62              2.46(11)
 Global Real Estate           %         1.00            1.00           0.50(8)(12)   2.50                0.00              2.50
 Worldwide Growth(5)          %         1.00            1.00           0.68(8)(13)   2.68(13)           -0.18              2.50(13)

CLASS M
                                                    DISTRIBUTION
                                                        AND                         TOTAL
                                                      SERVICE                       FUND              WAIVERS
                                     MANAGEMENT       (12b-1)         OTHER       OPERATING             AND                NET
FUND                                    FEE             FEES         EXPENSES     EXPENSES       REIMBURSEMENTS(2)       EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity(5)       %         1.25            0.75           1.56(6)      3.56(6)             -1.11              2.45(6)


--------------------------------------------------------------------------------


 (1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed for each Fund.



 (2) ING Investments has entered into written expense limitation agreements with each Fund which it advises, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Investments is shown under the heading "Waivers and Reimbursements." The expense limits for International, Precious Metals and Russia Funds will continue through at least July 26, 2002. The expense limits for Emerging Countries, International Core Growth, International SmallCap Growth and Worldwide Growth Funds will continue through at least October 31, 2002. The expense limit for Asia-Pacific Equity Fund will continue through at least November 1, 2002. The expense limitations are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the expense limitation at least 30 days prior to the end of the term or upon termination of the investment management agreement. Nicholas-Applegate Capital Management bears 50% of the cost of maintaining the expense limit for the International SmallCap Growth Fund.



 (3) The expense limits for Global Communications, Global Technology and European Equity Funds will continue through at least October 31, 2003. The expense limit for Global Real Estate Fund will continue through at least August 7, 2003.


 (4) This includes a waiver of 0.10% of the Distribution Fee for Global Communications, Global Technology and European Equity Funds for Class A only.


 (5) Effective February 23, 2001, March 23, 2001, and April 27, 2001 certain funds merged with Emerging Countries, Worldwide Growth, International, Global Technology, Precious Metals and Asia-Pacific Equity Funds.



 (6)Excludes one-time merger fees of 0.31%, 0.41% and 0.33% for Class A, B and M, respectively, incurred in connection with the merger of another investment company into Asia-Pacific Equity Fund.



 (7) Excludes one-time merger fees of 0.07%, 0.07% and 0.07% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into Emerging Countries Fund.



 (8)ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.



 (9) Excludes one-time merger fees of 0.04%, 0.05% and 0.04% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into International Fund.



(10)Excludes one-time merger fees of 0.09%, for Class A incurred in connection with the merger of another investment company into Precious Metals Fund.



(11) Excludes one-time merger fees of 0.07%, 0.08% and 0.08% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into Global Technology Fund.



(12)"Other Expenses" for the Global Real Estate Fund are estimated for the current fiscal year because the Fund recently commenced operations.



(13)Excludes one-time merger fees of 0.01%, 0.01% and 0.01% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into Worldwide Growth Fund.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       29

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS A
FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity                                            $        765(1)   1,381       2,020       3,725
 Emerging Countries                                             $        790      1,257       1,750       3,099
 European Equity                                                $        742      1,351       1,984       3,676
 International Core Growth                                      $        761(1)   1,200       1,664       2,944
 International                                                  $        811(1)   1,300       1,815       3,220
 International SmallCap Growth                                  $        759      1,143       1,552       2,689
 Precious Metals                                                $        754      1,129       1,528       2,639
 Russia                                                         $        788(1)   1,337       1,910       3,459
 Global Communications                                          $        727      1,176       1,650       2,954
 Global Technology                                              $        744      1,223       1,727       3,108
 Global Real Estate                                             $        743      1,094       1,469       2,519
 Worldwide Growth                                               $        751      1,158       1,589       2,784



CLASS B
                                                IF YOU SELL YOUR SHARES                      IF YOU DON'T SELL YOUR SHARES
                                      -------------------------------------------     -------------------------------------------
FUND                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity            $      779        1,379       2,098       3,862        279        1,079       1,898       3,862
 Emerging Countries             $      795        1,224       1,778       3,173        295          924       1,578       3,173
 European Equity                $      749        1,328       2,026       3,761        249        1,028       1,826       3,761
 International Core Growth      $      765        1,167       1,695       3,025        265          867       1,495       3,025
 International                  $      830        1,307       1,907       3,385        330        1,007       1,707       3,385
 International SmallCap
  Growth                        $      760        1,099       1,565       2,747        260          799       1,365       2,747
 Global Communications          $      733        1,158       1,708       3,077        233          858       1,508       3,077
 Global Technology              $      749        1,193       1,762       3,191        249          893       1,562       3,191
 Global Real Estate             $      753        1,079       1,531       2,652        253          779       1,331       2,652
 Worldwide Growth               $      753        1,117       1,608       2,849        253          817       1,408       2,849


--------------------------------------------------------------------------------


(1) The cost of investing in the Russia
    Fund for one year is $988, if shares
    were held for less than 365 days.
    The cost of investing in the Class A
    shares of the International Fund,
    International Core Growth Fund and
    Asia-Pacific Equity Fund for one
    year is $1,011, $961 and $965,
    respectively, if the shares were
    held for less than 30 days.


 30      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


EXAMPLES



CLASS C
                                                IF YOU SELL YOUR SHARES                      IF YOU DON'T SELL YOUR SHARES
                                      -------------------------------------------     -------------------------------------------
FUND                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries             $      395          924       1,578       3,330        295          924       1,578       3,330
 European Equity                $      351        1,028       1,824       3,904        251        1,028       1,824       3,904
 International Core Growth      $      364          864       1,491       3,176        264          864       1,491       3,176
 International                  $      430        1,007       1,707       3,567        330        1,007       1,707       3,567
 International SmallCap
  Growth                        $      360          799       1,365       2,905        260          799       1,365       2,905
 Global Communications          $      333          860       1,512       3,260        233          860       1,512       3,260
 Global Technology              $      349          893       1,562       3,349        249          893       1,562       3,349
 Global Real Estate             $      353          779       1,331       2,836        253          779       1,331       2,836
 Worldwide Growth               $      353          815       1,404       2,999        253          815       1,404       2,999



CLASS M
FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 Asia-Pacific Equity                                            $      589        1,304       2,040       3,973
-----------------------------------------------------------------------------------------------------------------


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       31

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25% to 0.35% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A contingent deferred sales charge, as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

- Not offered by Russia Fund and Precious Metals Fund.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A 1% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

- Not offered by Asia-Pacific Equity Fund, Russia Fund and Precious Metals Fund.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

- Offered only by Asia-Pacific Equity Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 32      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION


CLASS A(1)(2)


Class A shares of the Funds are sold subject to the following sales charge:

                                      ALL FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $1,000,000           2.00            2.04
 $1,000,000 and over                             See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.


(2)Shareholders that purchased funds that were a part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.



INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:



                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50%        1 year
 $5,000,000 and over            0.25%        1 year



CLASS B AND CLASS C


Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:


CLASS B DEFERRED SALES CHARGE(3)


                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none


(3) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.


CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares, in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

CLASS M

Class M shares are sold subject to the following sales charge.

                               ASIA-PACIFIC EQUITY FUND
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.50            3.63
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             1.50            1.52
 $250,000 - $499,999             1.00            1.01
 $500,000 and over               none            none

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.


- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Money Market and ING Classic Money Market Funds) you already own to the amount of your next purchase for purposes of calculating the sales charge.


- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.


See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Services Representative for more information.


CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- for Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

- mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.


If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Services Representative.



REINSTATEMENT PRIVILEGE. If you sell Class B and Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Services Representative. Consult the SAI for more information.



SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Services Representative, or see the SAI.


 34      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


The minimum initial investment amounts for the ING Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRAs).

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.



                               Initial                 Additional
         Method              Investment                Investment
     BY CONTACTING      An investment
     YOUR INVESTMENT    professional with an
     PROFESSIONAL       authorized firm can
                        help you establish and
                        maintain your account.



     BY MAIL            Visit or consult an      Visit or consult an
                        investment               investment professional.
                        professional. Make       Fill out the Account
                        your check payable to    Additions form included
                        the ING Funds and mail   on the bottom of your
                        it, along with a         account statement along
                        completed Application.   with your check payable
                        Please indicate your     to the ING Funds and
                        investment               mail them to the address
                        professional on the      on the account
                        New Account              statement. Remember to
                        Application.             write your account
                                                 number on the check.
     BY WIRE            Call the ING             Wire the funds in the
                        Operations Department    same manner described
                        at (800) 336-3436 to     under "Initial
                        obtain an account        Investment."
                        number and indicate
                        your investment
                        professional on the
                        account.
                        Instruct your bank to
                        wire funds to the Fund
                        in the care of:
                        State Street Bank and
                        Trust Company ABA
                        #101003621 Kansas
                        City, MO
                        credit to:
                        --------------------
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to:
                        --------------------
                        Shareholder
                        A/C
                        #--------------------
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        --------------------
                        (Your Name Here)
                        After wiring funds you
                        must complete the
                        Account Application
                        and send it to:
                        ING Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       35

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

REDEMPTION FEE

A 2% redemption fee will be charged on the redemption of shares of the ING Russia Fund held less than 365 days and shares of the ING International, ING International Core Growth and ING Asia-Pacific Equity Funds held less than 30 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.




                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.


 36      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the ING money market funds for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate mutual fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       37

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------


which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange before exchanging your shares.


In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.



CDSC ON EXCHANGES INTO ING SENIOR INCOME FUND



You are not required to pay an applicable CDSC upon an exchange from any Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.


SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS


Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via touch tone telephone by calling (800) 992-0180 and select Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and selecting Option 2.


PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


 38      Shareholder Guide

ADVISER                                                  MANAGEMENT OF THE FUNDS
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ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), formerly, ING Pilgrim Investments, LLC (ING Pilgrim), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of December 31, 2001, ING managed over $17.6 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                                MANAGEMENT FEE
 Asia-Pacific Equity                                     1.25%
 Emerging Countries                                      1.25
 European Equity                                         1.15
 International Core Growth                               1.00
 International                                           1.00
 International SmallCap Growth                           1.00
 Precious Metals                                         1.00
 Russia                                                  1.25
 Global Communications                                   1.00
 Global Technology                                       1.25
 Global Real Estate                                      1.00
 Worldwide Growth                                        1.00


ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

WORLDWIDE GROWTH FUND

The following individuals share responsibility for the day-to-day management of the Worldwide Growth Fund:


Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as a Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.



Jeffrey Bernstein, Senior Vice President of ING, has served as Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.



Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).



Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.


INTERNATIONAL FUND AND INTERNATIONAL CORE GROWTH FUND

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1994, and International Core Growth Fund since October 2000.

Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1996 and International Core Growth Fund since October 2000.

EMERGING COUNTRIES FUND

Richard T. Saler, whose background is described above, has served as the Senior Portfolio Manager of the portfolio management team that manages the Emerging Countries Fund since October 2000.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       39

MANAGEMENT OF THE FUNDS                                                  ADVISER
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Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Emerging Countries Fund since October 2000.


Jan Wim Derks, Vice President of ING, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING, Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Prior to joining ING Investment Management -- Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

Eric Anderson, Vice President of ING, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING, Mr. Anderson also serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Americas. Prior to joining ING Investment Management -- Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

Bratin Sanyal, Vice President of ING, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING, Mr. Sanyal serves as the Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management -- Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the Highly Indebted Countries.

ASIA-PACIFIC EQUITY FUND

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Asia-Pacific Equity Fund since January 2000.

Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Asia-Pacific Equity Fund since January 2000.

RUSSIA FUND

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Russia Fund since January 2001.


Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the Russia Fund since January 2001.



Jan Wim Derks, whose background is described above, has served as a member of the portfolio management team that manages the Russia Fund since January 2000.



Samuel Oubadia has served as a member of the portfolio management team that manages the Russia Fund since January 2001. Mr. Oubadia has seven years experience in portfolio management. He is Vice President of ING. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined ING Investment Management ("IIM") in September 1996 when he was the Senior Equity Manager at IIM's office in Prague in the Czech Republic. He joined IIM global emerging markets team in January 1998.


 40      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
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PRECIOUS METALS FUND


James A. Vail has served as the Portfolio Manager of Precious Metals Fund since June 1998. Mr. Vail has served as Vice President and Portfolio Manager of ING since July 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, he was a Vice President at Lexington (which was acquired by ING's parent company in July 2000). Prior to joining Lexington in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming, Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst.


SUB-ADVISERS

For the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.


INTERNATIONAL SMALLCAP GROWTH FUND



NICHOLAS-APPLEGATE CAPITAL MANAGEMENT



Nicholas-Applegate Capital Management (NACM) serves as Sub-Adviser to the ING International SmallCap Growth Fund. Founded in 1984 by Arthur Nicholas, Managing Director and Fred Applegate as an institutional investment manager, Nicholas-Applegate is now a wholly owned subsidiary of Allianz AG. As of December 31, 2001, NACM managed over $25.8 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Fund is managed by a team of portfolio managers and analysts headed by Loretta Morris, Catherine Somhegyi Nicholas and Randall Kahn. Nicholas-Applegate has offices in San Diego, New York, San Francisco and Chicago. Its principal place of business is 600 West Broadway, San Diego, California 92101.


GLOBAL COMMUNICATIONS FUND, GLOBAL TECHNOLOGY FUND AND EUROPEAN EQUITY FUND

ING INVESTMENT MANAGEMENT ADVISORS B.V.


ING Investment Management Advisors B.V. (IIMA) serves as Sub-Adviser to the ING European Equity Fund, the ING Global Technology Fund and the ING Global Communications Fund. IIMA is located at Schenkkade 65, 2595 AS the Hague, The Netherlands. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Group. IIMA operates under the collective management of ING Investment Management which had assets under management of $104.4 billion as of December 31, 2001.



GLOBAL COMMUNICATIONS FUND. Daniel Hayes has primary responsibility in managing the Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience.



GLOBAL TECHNOLOGY FUND. Guy Uding has primary responsibility for managing the Fund and heads a three member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995 and has five years of investment experience.



Daniel Hayes is a member of the team that manages the Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience.



Tycho van Wijk is a member of the team that manages the Fund. Mr. Van Wijk has been employed by IIMA and its affiliates since 1998 and has 4 years of investment experience.



EUROPEAN EQUITY FUND. Adrian van Tiggelen has primary responsibility for managing the Fund and heads an eight member team of investment professionals. The average experience of the team is nine years. Mr. van Tiggelen has been employed by IIMA and its affiliates since 1988 and has eleven years of investment experience.


GLOBAL REAL ESTATE FUND


CLARION CRA SECURITIES, L.P.



Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is a subsidiary of ING Group. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2001, were valued at approximately $1.7 billion.


The following individuals share responsibility for the day-to-day management of the Fund:

T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991. Prior to 1991, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammel Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       41

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
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Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.

Steven D. Burton, Director and Portfolio Manager, has been with CRA since 1995. Mr. Burton has 13 years of real estate investment experience. Prior to 1995, Mr. Burton was with GE Investment Corporation where he gained direct real estate investment experience in a broad array of product types and oversaw a $350 million portfolio of directly owned commercial real estate assets.


 42      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS


The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains. Each Fund pays dividends and capital gains, if any, annually (except Global Real Estate Fund which pays dividends, if any, quarterly).


DIVIDEND REINVESTMENT


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C or M shares of a Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.


TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




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                                     Dividends, Distributions and Taxes       43

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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


HIGH YIELD SECURITIES (RUSSIA FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (INTERNATIONAL AND RUSSIA FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its



 44      More Information About Risks

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price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


INVESTMENTS IN REAL ESTATE SECURITIES (GLOBAL REAL ESTATE FUND). Investments in issuers that are primarily engaged in real estate, including real estate investment trusts ("REITs"), may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (INTERNATIONAL SMALLCAP GROWTH AND GLOBAL REAL ESTATE FUNDS). The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


NON-DIVERSIFIED INVESTMENT COMPANY (PRECIOUS METALS, RUSSIA AND GLOBAL REAL ESTATE FUNDS). The Funds are classified as non-diversified investment companies under the Investment Company Act of 1940, as amended (1940 Act), which means that the Funds are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. The investment of a large percentage of the Funds' assets in the securities of a small number of issuers may cause the Funds' share price to fluctuate more than that of a diversified investment company.



CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.



PORTFOLIO TURNOVER. Each Fund (except Russia and Precious Metals Funds) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.



LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, the Funds may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


OTHER RISKS

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.




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RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.


PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



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                                                            FINANCIAL HIGHLIGHTS
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The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. Financial Highlights are not included for the Global Real Estate Fund because the Fund is new and did not have a full year's performance.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       47

ING ASIA-PACIFIC EQUITY FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                    CLASS A                                       CLASS B
                                         -------------------------------------------------------------   -------------------------
                                                          FOUR                                                            FOUR
                                            YEAR         MONTHS                                             YEAR         MONTHS
                                            ENDED         ENDED             YEAR ENDED JUNE 30,             ENDED         ENDED
                                         OCTOBER 31,   OCTOBER 31,   ---------------------------------   OCTOBER 31,   OCTOBER 31,
                                            2001         2000(4)      2000     1999     1998     1997       2001         2000(4)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $       4.99          7.23        7.22     4.46    10.93    10.35       4.80          6.97
 Income from investment
 operations:
 Net investment income (loss)        $      -0.01          0.08       -0.05       --     0.03     0.02      -0.10          0.07
 Net realized and unrealized gain
 (loss) on investments               $      -1.64         -2.32        0.06     2.76    -6.50     0.58      -1.51         -2.24
 Total from investment operations    $      -1.65         -2.24        0.01     2.76    -6.47     0.60      -1.61         -2.17
 Less distributions from:
 Net investment income               $       0.09            --          --       --       --       --       0.05            --
 Tax return of capital               $         --            --          --       --       --     0.02         --            --
 Total distributions                 $       0.09            --          --       --       --     0.02       0.05            --
 Net asset value, end of period      $       3.25          4.99        7.23     7.22     4.46    10.93       3.14          4.80
 TOTAL RETURN(1):                    %     -33.64        -30.98        0.14    61.88   -59.29     5.78     -33.87        -31.13
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $      5,740         8,471      11,726   14,417   11,796   32,485      3,778         7,678
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                 %       2.30          2.05        2.11     2.00     2.00     2.00       3.17          2.80
 Gross expenses prior to expense
 reimbursement(2)                    %       3.42          2.71        2.55     2.98     2.80     2.54       4.28          3.45
 Net investment income (loss)
 after expense reimbursement(2)(3)   %      -0.42          4.28       -0.56     0.01     0.38     0.00      -1.30          3.48
 Portfolio turnover rate             %         26            13         138      111       81       38         26            13

                                                 CLASS B
                                    ----------------------------------

                                           YEAR ENDED JUNE 30,
                                    ----------------------------------
                                     2000     1999     1998    1997(1)
----------------------------------  ----------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               7.02     4.37    10.83    10.31
 Income from investment
 operations:
 Net investment income (loss)        -0.11    -0.04    -0.03    -0.07
 Net realized and unrealized gain
 (loss) on investments                0.06     2.69    -6.43     0.59
 Total from investment operations    -0.05     2.65    -6.46     0.52
 Less distributions from:
 Net investment income                  --       --       --       --
 Tax return of capital                  --       --       --       --
 Total distributions                    --       --       --       --
 Net asset value, end of period       6.97     7.02     4.37    10.83
 TOTAL RETURN(1):                    -0.71    60.64   -59.65     5.04
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)  12,228   12,959    9,084   30,169
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                  2.86     2.75     2.75     2.75
 Gross expenses prior to expense
 reimbursement(2)                     3.30     3.73     3.55     3.29
 Net investment income (loss)
 after expense reimbursement(2)(3)   -1.31    -0.74    -0.39    -0.79
 Portfolio turnover rate               138      111       81       38



                                                                                              CLASS M
                                                                   --------------------------------------------------------------
                                                                                    FOUR
                                                                      YEAR         MONTHS
                                                                      ENDED         ENDED             YEAR ENDED JUNE 30,
                                                                   OCTOBER 31,   OCTOBER 31,   ----------------------------------
                                                                      2001         2000(4)      2000     1999     1998    1997(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       4.85          7.04        7.07     4.40    10.86    10.32
 Income from investment operations:
 Net investment income (loss)                                  $      -0.19          0.07       -0.11    -0.02       --    -0.05
 Net realized and unrealized gain (loss) on investments        $      -1.41         -2.26        0.08     2.69    -6.46     0.59
 Total from investment operations                              $      -1.60         -2.19       -0.03     2.67    -6.46     0.54
 Less distributions from:
 Net investment income                                         $       0.09            --          --       --       --       --
 Total distributions                                           $       0.09            --          --       --       --       --
 Net asset value, end of period                                $       3.16          4.85        7.04     7.07     4.40    10.86
 TOTAL RETURN(1):                                              %     -33.69        -31.11       -0.42    60.68   -59.48     5.26
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,215         2,711       3,749    5,184    4,265   11,155
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)                %       2.78          2.53        2.61     2.50     2.50     2.50
 Gross expenses prior to expense reimbursement(2)              %       3.89          3.18        3.05     3.48     3.30     3.04
 Net investment income (loss) after expense
 reimbursement(2)(3)                                           %      -0.97          3.72       -1.06    -0.49    -0.07    -0.55
 Portfolio turnover rate                                       %         26            13         138      111       81       38


--------------------------------------------------------------------------------


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(2) Annualized for periods less than one year.



(3) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.



(4) The Fund changed it fiscal year-end from June 30 to October 31.


 48      ING Asia-Pacific Equity Fund

FINANCIAL HIGHLIGHTS                                 ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                         CLASS A                                     CLASS B
                                        -------------------------------------------------------------------------  -----------
                                                         FOUR                   THREE
                                           YEAR         MONTHS        YEAR      MONTHS                                YEAR
                                           ENDED         ENDED       ENDED      ENDED      YEAR ENDED MARCH 31,       ENDED
                                        OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -----------------------  OCTOBER 31,
                                           2001       2000(5)(6)      2000     1999(1)     1999    1998   1997(1)     2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $       16.33         20.17       16.74      13.43     17.39   17.20   14.03       16.41
 Income from investment
 operations:
 Net investment income (loss)       $       -0.02         -0.24       -0.20      -0.05     -0.06    0.03   -0.06       -0.11
 Net realized and unrealized gain
 (loss) on investments (net of
 Indian tax)                        $       -4.44         -3.60        3.63       3.36     -3.81    1.22    3.51       -4.45
 Total from investment operations   $       -4.46         -3.84        3.43       3.31     -3.87    1.25    3.45       -4.56
 Less distributions from:
 Net investment income              $          --            --          --         --      0.02      --      --          --
 Net realized gains on
 investments                        $          --            --          --         --      0.07    1.06    0.28          --
 Total distributions                $          --            --          --         --      0.09    1.06    0.28          --
 Net asset value, end of period     $       11.87         16.33       20.17      16.74     13.43   17.39   17.20       11.85
 TOTAL RETURN(2):                   %      -27.31        -19.04       20.49      24.65    -22.23    8.06   24.79      -27.79
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $      67,247       $59,541      75,311     53,483    47,180  71,014  38,688      14,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                %        2.32          2.23        2.19       2.13      2.27    2.26    2.25        2.99
 Gross expenses prior to expense
 reimbursement(3)                   %        2.33          2.38        2.34       2.66      2.56    2.48    3.08        3.00
 Net investment income (loss)
 after expense
 reimbursement(3)(4)                %       -0.16         -1.31       -1.15      -1.30     -0.25    0.55   -1.14       -0.72
 Portfolio turnover rate            %          74            94         211         67       213     243     176          74

                                                             CLASS B
                                   -----------------------------------------------------------
                                      FOUR                   THREE
                                     MONTHS        YEAR      MONTHS
                                      ENDED       ENDED      ENDED      YEAR ENDED MARCH 31,
                                   OCTOBER 31,   JUNE 30,   JUNE 30,   -----------------------
                                   2000(5)(6)      2000     1999(1)     1999    1998   1997(1)
---------------------------------  -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               20.30        16.98      13.64     17.64   17.29   14.02
 Income from investment
 operations:
 Net investment income (loss)         -0.23        -0.35      -0.07     -0.22   -0.07   -0.11
 Net realized and unrealized gain
 (loss) on investments (net of
 Indian tax)                          -3.66         3.67       3.41     -3.70    1.26    3.47
 Total from investment operations     -3.89         3.32       3.34     -3.92    1.19    3.36
 Less distributions from:
 Net investment income                   --           --         --        --      --      --
 Net realized gains on
 investments                             --           --         --      0.08    0.84    0.09
 Total distributions                     --           --         --      0.08    0.84    0.09
 Net asset value, end of period       16.41        20.30      16.98     13.64   17.64   17.29
 TOTAL RETURN(2):                    -19.16        19.55      24.49    -22.23    7.47   24.00
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                             22,707       30,322     26,342    22,338  38,796  24,558
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                   2.98         2.84       2.75      2.91    2.91    2.90
 Gross expenses prior to expense
 reimbursement(3)                      3.12         2.99       3.28      3.20    3.06    3.66
 Net investment income (loss)
 after expense
 reimbursement(3)(4)                  -1.01        -1.80      -1.92     -0.80   -0.20   -1.77
 Portfolio turnover rate                 94          211         67       213     243     176



                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                         FOUR                   THREE
                                                           YEAR         MONTHS        YEAR      MONTHS
                                                           ENDED         ENDED       ENDED      ENDED      YEAR ENDED MARCH 31,
                                                        OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -----------------------
                                                           2001       2000(5)(6)      2000     1999(1)     1999    1998   1997(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      15.81         19.56        16.35      13.14     16.98   16.81   13.71
 Income from investment operations:
 Net investment loss                                $      -0.12         -0.22        -0.32      -0.07     -0.27   -0.12   -0.10
 Net realized and unrealized gain (loss) on
 investments (net of Indian tax)                    $      -4.28         -3.53         3.53       3.28     -3.49    1.26    3.37
 Total from investment operations                   $      -4.40         -3.75         3.21       3.21     -3.76    1.14    3.27
 Less distributions from:
 Net investment income                              $         --            --           --         --        --      --      --
 Net realized gains on investments                  $         --            --           --         --      0.08    0.97    0.17
 Total distributions                                $         --            --           --         --      0.08    0.97    0.17
 Net asset value, end of period                     $      11.41         15.81        19.56      16.35     13.14   16.98   16.81
 TOTAL RETURN(2):                                   %     -27.83        -19.17        19.63      24.43    -22.21    7.47   23.94
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $     12,746        22,456       29,610     24,230    19,246  36,986  29,376
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)     %       2.99          2.98         2.84       2.75      2.90    2.91    2.90
 Gross expenses prior to expense reimbursement(3)   %       3.00          3.09         2.99       3.28      3.19    3.09    3.12
 Net investment loss after expense
 reimbursement(3)(4)                                %      -0.73         -0.95        -1.80      -1.92     -0.77   -0.26   -1.75
 Portfolio turnover rate                            %         74            94          211         67       213     243     176


--------------------------------------------------------------------------------


(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.



(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.



(6) The Fund changed its fiscal year-end from June 30 to October 31.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Emerging Countries Fund       49

ING EUROPEAN EQUITY FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2001, the financial information was audited by other independent auditors.


                                                 CLASS A                         CLASS B                        CLASS C
                                                YEAR ENDED                     YEAR ENDED                     YEAR ENDED
                                               OCTOBER 31,                     OCTOBER 31,                    OCTOBER 31,
                                       ----------------------------    ---------------------------    ---------------------------
                                       2001(5)     2000     1999(1)    2001(5)    2000     1999(1)    2001(5)    2000     1999(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
 period                          $      10.95      10.95     10.00      10.83     10.89     10.00      10.77     10.89     10.00
 Income from investment
 operations(4):
 Net investment income (loss)    $       0.00(6)   -0.01      0.04      -0.08     -0.08      0.00(6)   -0.05     -0.06     -0.01
 Net realized and unrealized
 gains on investments            $      -2.76       0.34      0.91      -2.70     0.33       0.89      -2.72     0.27       0.90
 Total from investment
 operations                      $      -2.76       0.33      0.95      -2.78     0.25       0.89      -2.77     0.21       0.89
 Less distributions from:
 Net investment income           $         --       0.05        --         --     0.03         --         --     0.05         --
 Net realized gains on
 investments                     $       0.49       0.28        --       0.49     0.28         --       0.49     0.28         --
 Total distributions             $       0.49       0.33        --       0.49     0.31         --       0.49     0.33         --
 Net asset value, end of
 period                          $       7.70      10.95     10.95       7.56     10.83     10.89       7.51     10.77     10.89
 TOTAL RETURN(2):                %     -26.38       2.93      9.50     -26.88     2.14       8.90     -26.94     1.76       8.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (thousands)                     $     19,056     31,985    28,746      1,168     1,117       849         87      188         62
 Ratio to average net assets
 Net expenses after expense
 reimbursement(3)(4)             %       1.74       1.63      1.61       2.46     2.28       2.27       2.48     2.28       2.26
 Gross expenses prior to
 expense reimbursement(3)        %       3.07       2.83      3.06       3.75     3.08       3.35       3.74     3.08       3.34
 Net investment income (loss)
 after expense
 reimbursement(3)(4)             %       0.03      -0.09      0.48      -0.66     -0.75     -0.08      -0.74     -0.68     -0.15
 Portfolio Turnover rate         %         79         61        63         79       61         63         79       61         63


--------------------------------------------------------------------------------

(1) Classes A, B & C commenced operations on December 15, 1998.

(2) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.


(3) Annualized for periods less than a year.



(4)The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.



(5)Effective April 30, 2001, ING Pilgrim Investments LLC became the Investment Manager of the Fund.



(6) Amount represents less than $0.01.


 50      ING European Equity Fund

FINANCIAL HIGHLIGHTS                          ING INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                CLASS A
                                                 ---------------------------------------------------------------------
                                                                  FOUR                   THREE
                                                    YEAR         MONTHS        YEAR      MONTHS        YEAR ENDED
                                                    ENDED         ENDED       ENDED      ENDED          MARCH 31,
                                                 OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -------------------
                                                    2001       2000(6)(7)      2000     1999(2)      1999       1998
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       20.92         23.84       18.92      17.71      17.01      12.73
 Income from investment operations:
 Net investment income (loss)                $       -0.13         -0.03       -0.17       0.04      -0.01      -0.02
 Net realized and unrealized gain (loss)
 on investments                              $       -5.07         -2.89        6.25       1.17       1.02       4.56
 Total from investment operations            $       -5.20         -2.92        6.08       1.21       1.01       4.54
 Less distributions from:
 Net investment income                       $        0.41            --          --         --       0.18         --
 Net realized gains on investments           $        1.04            --        1.16         --       0.13       0.26
 Total distributions                         $        1.45            --        1.16         --       0.31       0.26
 Net asset value, end of period              $       14.27         20.92       23.84      18.92      17.71      17.01
 TOTAL RETURN(3):                            %      -26.56        -12.25       32.83       6.83       5.90      36.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       8,707        23,588      23,003     12,409     21,627     12,664
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %        1.94          1.76        1.85       1.77       1.89       1.96
 Gross expenses prior to expense
 reimbursement(4)                            %        2.20          1.90        2.16       1.86       2.13       3.02
 Net investment income (loss) after
 expense reimbursement(4)(5)                 %       -0.59         -0.48       -0.83       0.50      -0.51      -0.45
 Portfolio turnover rate                     %         198            73         200         67        214        274

                                              CLASS A
                                            ------------

                                            FEBRUARY 28,
                                             1997(1) TO
                                             MARCH 31,
                                                1997
------------------------------------------  ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            12.50
 Income from investment operations:
 Net investment income (loss)                       --
 Net realized and unrealized gain (loss)
 on investments                                   0.23
 Total from investment operations                 0.23
 Less distributions from:
 Net investment income                              --
 Net realized gains on investments                  --
 Total distributions                                --
 Net asset value, end of period                  12.73
 TOTAL RETURN(3):                                 1.76
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   2
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                              1.95
 Gross expenses prior to expense
 reimbursement(4)                             4,579.78
 Net investment income (loss) after
 expense reimbursement(4)(5)                        --
 Portfolio turnover rate                            76

                                                                                  CLASS B
                                            ------------------------------------------------------------------------------------
                                                             FOUR                   THREE
                                               YEAR         MONTHS        YEAR      MONTHS        YEAR ENDED        FEBRUARY 28,
                                               ENDED         ENDED       ENDED      ENDED          MARCH 31,         1997(1) TO
                                            OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -------------------    MARCH 31,
                                               2001       2000(6)(7)      2000     1999(2)      1999       1998         1997
------------------------------------------  ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           20.88         23.83       19.08      17.89      17.10     12.68          12.50
 Income from investment operations:
 Net investment income (loss)                   -0.27         -0.09       -0.30         --      -0.16     -0.11             --
 Net realized and unrealized gain (loss)
 on investments                                 -5.05         -2.86        6.21       1.19       1.05      4.66           0.18
 Total from investment operations               -5.32         -2.95        5.91       1.19       0.89      4.55           0.18
 Less distributions from:
 Net investment income                           0.32            --          --         --       0.03        --             --
 Net realized gains on investments               1.04            --        1.16         --       0.07      0.13             --
 Total distributions                             1.36            --        1.16         --       0.10      0.13             --
 Net asset value, end of period                 14.20         20.88       23.83      19.08      17.89     17.10          12.68
 TOTAL RETURN(3):                              -27.14        -12.38       31.62       6.65       5.24     35.31           1.44
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             11,620        19,116      21,543     12,034     11,033     7,942              1
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                             2.62          2.41        2.50       2.36       2.53      2.61           2.59
 Gross expenses prior to expense
 reimbursement(4)                                2.88          2.56        2.81       2.45       2.77      3.04      16,000.25
 Net investment income (loss) after
 expense reimbursement(4)(5)                    -1.27         -1.16       -1.48      -0.09      -1.13     -1.32             --
 Portfolio turnover rate                          198            73         200         67        214       274             76



                                                                                   CLASS C
                                             ------------------------------------------------------------------------------------
                                                              FOUR                   THREE
                                                YEAR         MONTHS        YEAR      MONTHS        YEAR ENDED        FEBRUARY 28,
                                                ENDED         ENDED       ENDED      ENDED          MARCH 31,         1997(1) TO
                                             OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   -------------------    MARCH 31,
                                                2001       2000(6)(7)      2000     1999(2)      1999       1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       20.96         23.93       19.14      17.94      17.16     12.68        12.50
 Income from investment operations:
 Net investment loss                     $       -0.28         -0.08       -0.27         --      -0.05     -0.07           --
 Net realized and unrealized gain
 (loss) on investments                   $       -5.06         -2.89        6.22       1.20       0.94      4.55         0.18
 Total from investment operations        $       -5.34         -2.97        5.95       1.20       0.89      4.48         0.18
 Less distributions from:
 Net investment income                   $        0.33            --          --         --       0.11        --           --
 Net realized gains on investments       $        1.05            --        1.16         --         --        --           --
 Total distributions                     $        1.38            --        1.16         --       0.11        --           --
 Net asset value, end of period          $       14.24         20.96       23.93      19.14      17.94     17.16        12.68
 TOTAL RETURN(3):                        %      -27.15        -12.41       31.73       6.69       5.22     35.25         1.44
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      13,213        25,501      26,734     11,936     10,400     3,517           43
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %        2.61          2.41        2.50       2.36       2.55      2.61         2.41
 Gross expenses prior to expense
 reimbursement(4)                        %        2.87          2.56        2.81       2.45       2.79      5.10        25.55
 Net investment income (loss) after
 expense reimbursement(4)(5)             %       -1.20         -1.16       -1.48      -0.09      -1.19     -1.27        -0.07
 Portfolio turnover rate                 %         198            73         200         67        214       274           76


--------------------------------------------------------------------------------

(1) Classes A, B and C commenced operations on February 28, 1997.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, Inc. within three years.

(6) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.

(7) The Fund changed its fiscal year-end from June 30 to October 31.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING International Core Growth Fund       51

ING INTERNATIONAL FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the ten months ended October 31, 2000, the information in the table below, has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.


                                                                                              CLASS A
                                                                   --------------------------------------------------------------
                                                                                                    YEAR ENDED DECEMBER 31,
                                                                      YEAR       TEN MONTHS    ----------------------------------
                                                                      ENDED         ENDED
                                                                   OCTOBER 31,   OCTOBER 31,
                                                                      2001       2000(4)(6)     1999     1998     1997    1996(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      11.22         13.45       11.61    10.10    10.86    10.60
 Income from investment operations:
 Net investment income (loss)                                  $      -0.05          0.19       -0.01     0.17     0.07    -0.02
 Net realized and unrealized gain (loss) on investments        $      -2.14         -1.48        5.46     1.74     0.10     1.45
 Total from investment operations                              $      -2.19         -1.29        5.45     1.91     0.17     1.43
 Less distributions from:
 Net investment income                                         $         --          0.86        0.03     0.06     0.13     0.20
 In excess of net investment income                            $         --            --          --       --       --       --
 Net realized gains on investments                             $       0.94          0.08        3.58     0.34     0.80     0.97
 Total distributions                                           $       0.94          0.94        3.61     0.40     0.93     1.17
 Net asset value, end of period                                $       8.09         11.22       13.45    11.61    10.10    10.86
 TOTAL RETURN(2):                                              %     -21.38        -10.22       47.85    19.02     1.61    13.57
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     37,489        30,653      25,304   24,000   19,949   18,891
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %       2.51          2.23        1.98     1.75     1.75     2.45
 Gross expenses prior to expense reimbursement(3)              %       2.51          2.23        1.98     2.25     2.15     2.45
 Net investment income (loss) after expense
 reimbursement(3)(5)                                           %      -0.74         -0.23       -0.21     0.35     0.53    -0.39
 Portfolio turnover rate                                       %        169           113         144      144      123      114


--------------------------------------------------------------------------------


                                                                           CLASS B                           CLASS C
                                                                ------------------------------   --------------------------------
                                                                      YEAR         AUGUST 22,          YEAR         SEPTEMBER 15,
                                                                     ENDED         2000(1) TO         ENDED          2000(1) TO
                                                                  OCTOBER 31,      OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                                                                      2001         2000(4)(6)          2001          2000(4)(6)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $         11.19           12.28            11.21            11.67
 Income from investment operations:
 Net investment income (loss)                               $         -0.62           -0.05            -0.62            -0.04
 Net realized and unrealized gain (loss) on investments     $         -1.60           -1.04            -1.63            -0.42
 Total from investment operations                           $         -2.22           -1.09            -2.25            -0.46
 Less distributions from:
 Net investment income                                      $            --              --               --               --
 In excess of net investment income                         $            --              --               --               --
 Net realized gains on investments                          $          0.94              --             0.94               --
 Total distributions                                        $          0.94              --             0.94               --
 Net asset value, end of period                             $          8.03           11.19             8.02            11.21
 TOTAL RETURN(2):                                           %        -21.74           -8.88           -21.98            -3.94
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $         1,961              80            1,514               85
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %          3.32            2.76             3.31             2.96
 Gross expenses prior to expense reimbursement(3)           %          3.32            2.76             3.31             2.96
 Net investment income (loss) after expense
 reimbursement(3)(5)                                        %         -1.40           -7.02            -1.46            -3.97
 Portfolio turnover rate                                    %           169             113              169              113


--------------------------------------------------------------------------------


(1) Class B commenced operations on August 22, 2000 and Class C commenced operations on September 15, 2000.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year-end from December 31 to October 31.

(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.

(6) Effective July 26, 2000 ING Investments, LLC became the Investment Manager of the Fund.

 52      ING International Fund

FINANCIAL HIGHLIGHTS                      ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                       CLASS A
                                                                   -----------------------------------------------
                                                                                    FOUR                   THREE
                                                                      YEAR         MONTHS        YEAR      MONTHS
                                                                      ENDED         ENDED       ENDED      ENDED
                                                                   OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,
                                                                      2001         2000(1)       2000     1999(2)
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       36.08         40.94        23.80     21.03
 Income from investment operations:
 Net investment income (loss)                                  $       -0.11         -0.10        -0.18     -0.03
 Net realized and unrealized gain (loss) on investments        $      -11.39         -4.76        19.38      2.80
 Total from investment operations                              $      -11.50         -4.86        19.20      2.77
 Less distributions from:
 Net investment income                                         $        0.24            --           --        --
 Net realized gains on investments                             $        2.49            --         2.06        --
 Total distributions                                           $        2.73            --         2.06        --
 Net asset value, end of period                                $       21.85         36.08        40.94     23.80
 TOTAL RETURN(3):                                              %      -34.30        -11.90        82.89     13.17
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     153,804       273,393      278,480    37,490
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)   %        1.83          1.67         1.67      1.84
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                               %        1.83          1.67         1.67      1.86
 Net investment income (loss) after expense reimbursement
 (recoupment)(4)(5)                                            %       -0.33         -0.80        -0.76     -0.69
 Portfolio turnover rate                                       %         143            56          164        44

                                                                         CLASS A
                                                              ------------------------------

                                                                   YEAR ENDED MARCH 31,
                                                              ------------------------------
                                                                1999       1998     1997(1)
------------------------------------------------------------  ------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           19.29      14.92     13.15
 Income from investment operations:
 Net investment income (loss)                                    0.02      -0.15      0.04
 Net realized and unrealized gain (loss) on investments          3.21       5.36      1.88
 Total from investment operations                                3.23       5.21      1.92
 Less distributions from:
 Net investment income                                             --         --      0.01
 Net realized gains on investments                               1.49       0.84      0.14
 Total distributions                                             1.49       0.84      0.15
 Net asset value, end of period                                 21.03      19.29     14.92
 TOTAL RETURN(3):                                               17.26      36.31     14.67
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             25,336     11,183     5,569
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)     1.94       1.96      1.95
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                                 2.08       2.75      3.76
 Net investment income (loss) after expense reimbursement
 (recoupment)(4)(5)                                             -0.82      -1.56     -1.05
 Portfolio turnover rate                                          146        198       206

                                                                                  CLASS B
                                                              -----------------------------------------------
                                                                               FOUR                   THREE
                                                                 YEAR         MONTHS        YEAR      MONTHS
                                                                 ENDED         ENDED       ENDED      ENDED
                                                              OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,
                                                                 2001          2000         2000     1999(2)
------------------------------------------------------------  -----------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                             38.05         43.27        25.33     22.43
 Income from investment operations:
 Net investment income (loss)                                     -0.32         -0.20        -0.37     -0.07
 Net realized and unrealized gain (loss) on investments          -11.98         -5.02        20.50      2.97
 Total from investment operations                                -12.30         -5.22        20.13      2.90
 Less distributions from:
 Net investment income                                             0.07            --           --        --
 Net realized gains on investments                                 2.62            --         2.19        --
 Total distributions                                               2.69            --         2.19        --
 Net asset value, end of period                                   23.06         38.05        43.27     25.33
 TOTAL RETURN(3):                                                -34.59        -12.05        81.63     12.93
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               74,541       126,861      132,028    19,331
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)       2.48          2.32         2.32      2.49
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                                   2.48          2.32         2.32      2.51
 Net investment income (loss) after expense reimbursement
 (recoupment)(4)(5)                                               -0.98         -1.46        -1.41     -1.34
 Portfolio turnover rate                                            143            56          164        44

                                                                         CLASS B
                                                              ------------------------------

                                                                   YEAR ENDED MARCH 31,
                                                              ------------------------------
                                                                1999       1998     1997(1)
------------------------------------------------------------  ------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           20.16      15.89     13.96
 Income from investment operations:
 Net investment income (loss)                                   -0.20      -0.15     -0.15
 Net realized and unrealized gain (loss) on investments          3.46       5.56      2.09
 Total from investment operations                                3.26       5.41      1.94
 Less distributions from:
 Net investment income                                             --         --      0.01
 Net realized gains on investments                               0.99       1.14        --
 Total distributions                                             0.99       1.14      0.01
 Net asset value, end of period                                 22.43      20.16     15.89
 TOTAL RETURN(3):                                               16.55      35.73     13.96
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             16,158     12,033     5,080
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)     2.59       2.61      2.60
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                                 2.73       2.98      4.89
 Net investment income (loss) after expense reimbursement
 (recoupment)(4)(5)                                             -1.45      -2.20     -1.66
 Portfolio turnover rate                                          146        198       206



                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                                  FOUR                   THREE
                                                    YEAR         MONTHS        YEAR      MONTHS
                                                    ENDED         ENDED       ENDED      ENDED          YEAR ENDED MARCH 31,
                                                 OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   ------------------------------
                                                    2001         2000(2)       2000     1999(3)      1999       1998     1997(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       34.93         39.71        23.34     20.60      18.53     14.87      13.05
 Income from investment operations:
 Net investment income (loss)                $       -0.38         -0.18        -0.31     -0.06      -0.10     -0.11      -0.16
 Net realized and unrealized gain (loss)
 on investments                              $      -10.91         -4.60        18.69      2.80       3.09      5.09       1.98
 Total from investment operations            $      -11.29         -4.78        18.38      2.74       2.99      4.98       1.82
 Less distributions from:
 Net investment income                       $        0.09            --           --        --         --        --         --
 Net realized gains on investments           $        2.41            --         2.01        --       0.92      1.32         --
 Total distributions                         $        2.50            --         2.01        --       0.92      1.32         --
 Net asset value, end of period              $       21.14         34.93        39.71     23.34      20.60     18.53      14.87
 TOTAL RETURN(3):                            %      -34.62        -12.04        80.89     13.31      16.55     35.63      13.98
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      69,320       136,830      144,068    18,354     13,226     8,014      3,592
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                          %        2.48          2.32         2.32      2.49       2.59      2.61       2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)               %        2.48          2.32         2.32      2.51       2.73      3.38       3.95
 Net investment income (loss) after
 expense reimbursement(recoupment)(4)(5)     %       -0.98         -1.46        -1.41     -1.34      -1.45     -2.18      -1.67
 Portfolio turnover rate                     %         143            56          164        44        146       198        206


--------------------------------------------------------------------------------


(1) The Fund changed its fiscal year-end from June 30 to October 31.



(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its fiscal year-end to June 30.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       53

ING PRECIOUS METALS FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.


                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                               YEAR       TEN MONTHS
                                                               ENDED         ENDED               YEAR ENDED DECEMBER 31,
                                                            OCTOBER 31,   OCTOBER 31,   -----------------------------------------
                                                               2001       2000(3)(4)      1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $        2.27          3.29         3.03       3.24       5.97       6.24
 Income from investment operations:
 Net investment income (loss)                          $        0.02          0.01        -0.01         --         --       0.02
 Net realized and unrealized gain (loss) on
 investments                                           $        0.76         -1.03         0.27      -0.21      -2.52       0.50
 Total from investment operations                      $        0.78         -1.02         0.26      -0.21      -2.52       0.52
 Less distributions from:
 Net investment income                                 $        0.00(5)         --           --         --       0.21       0.79
 Total distributions                                   $        0.00(5)         --           --         --       0.21       0.79
 Net asset value, end of period                        $        3.05          2.27         3.29       3.03       3.24       5.97
 TOTAL RETURN(1):                                      %       34.56        -30.98         8.58      -6.39     -42.98       7.84
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $      60,563        40,130       72,516     50,841     53,707    109,287
 Ratios to average net assets:
 Expenses(2)                                           %        1.96          2.18         1.94       1.74       1.65       1.60
 Net investment income (loss)(2)                       %        0.67          0.28        -0.02       0.08       0.17      -0.32
 Portfolio turnover rate                               %          83            27           79         29         38         31


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year-end from December 31 to October 31.

(4) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.


(5)Amount represents less than $0.01 per share.


 54      ING Precious Metals Fund

FINANCIAL HIGHLIGHTS                                             ING RUSSIA FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.


                                                                                     CLASS A
                                                            ----------------------------------------------------------
                                                               YEAR       TEN MONTHS
                                                               ENDED         ENDED               YEAR ENDED DECEMBER 31,
                                                            OCTOBER 31,   OCTOBER 31,   -----------------------------------------
                                                               2001       2000(4)(6)      1999       1998       1997     1996(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $        7.15          6.74         2.64      17.50      11.24      12.12
 Income from investment operations:
 Net investment income (loss)                          $       -0.04         -0.07         0.18       0.15      -0.01      -0.05
 Net realized and unrealized gain (loss) on
 investments                                           $        0.93          0.48         3.99     -14.70       7.57      -0.51
 Total from investment operations                      $        0.89          0.41         4.17     -14.55       7.56      -0.56
 Less distributions from:
 Net investment income                                 $          --            --         0.07       0.07         --         --
 Net realized gains on investments                     $          --            --           --       0.24       1.30       0.32
 Total distributions                                   $                        --         0.07       0.31       1.30       0.32
 Net asset value, end of period                        $        8.04          7.15         6.74       2.64      17.50      11.24
 TOTAL RETURN(2):                                      %       12.45          6.08       159.76     -82.99      67.50      -9.01
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $      49,019        53,637       59,011     19,147    137,873     13,846
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and
 expense reimbursement(3)(5)                           %        2.23          1.40         2.23       1.84       1.85       2.65
 Gross expenses prior to redemption fee proceeds and
 expense reimbursement(3)                              %        2.77          2.85         3.32       2.64       2.89       5.07
 Net investment income (loss) after redemption fee
 proceeds and expense reimbursement(3)(5)              %       -0.56         -0.90         4.39       1.36      -0.11      -1.27
 Portfolio turnover rate                               %          28            52           91         66         67        116


--------------------------------------------------------------------------------


(1)The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Fund changed its fiscal year-end from December 31 to October 31.



(5) The Investment Manager has agreed to limit expenses excluding, interest, taxes, brokerage and extraordinary expenses.



(6) Effective July 26, 2000 ING Investments, LLC became the Investment Manager of the Fund.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Russia Fund       55

ING GLOBAL COMMUNICATIONS FUND                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended October 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP independent accountants. For all periods prior to October 31, 2001 the financial information was audited by other independent auditors.

                                                                        CLASS A                              CLASS B
                                                            -------------------------------      -------------------------------
                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31,      OCTOBER 31,(1)      OCTOBER 31,      OCTOBER 31,(1)
                                                              2001(5)             2000             2001(5)             2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $       7.30              10.00              7.27              10.00
 Income from investment operations:
 Net investment loss                                    $      -0.07              -0.06             -0.09              -0.09
 Net realized and unrealized loss on investments        $      -5.49              -2.64             -5.46              -2.64
 Total from investment operations                       $      -5.56              -2.70             -5.55              -2.73
 Net asset value, end of period                         $       1.74               7.30              1.72               7.27
 TOTAL RETURN(2)                                        %     -76.16             -27.00            -76.34             -27.30
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                  $      8,107             55,459             6,145             31,035
 Ratio to average net assets
 Net expenses after expense reimbursement(3)(4)         %       1.59               1.37              2.30               2.01
 Gross expenses prior to expense reimbursement(3)       %       2.24               2.56              2.98               2.81
 Net investment loss after expense
 reimbursement(3)(4)                                    %      -1.45              -1.02             -2.16              -1.67
 Portfolio turnover rate                                %        118                 60               118                 60

                                                                   CLASS C
                                                       -------------------------------
                                                       YEAR ENDED         YEAR ENDED
                                                       OCTOBER 31,      OCTOBER 31,(1)
                                                         2001(5)             2000
-----------------------------------------------------  -------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      7.28              10.00
 Income from investment operations:
 Net investment loss                                      -0.09              -0.09
 Net realized and unrealized loss on investments          -5.47              -2.63
 Total from investment operations                         -5.56              -2.72
 Net asset value, end of period                            1.72               7.28
 TOTAL RETURN(2)                                         -76.37             -27.20
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                    1,419              7,603
 Ratio to average net assets
 Net expenses after expense reimbursement(3)(4)            2.30               2.01
 Gross expenses prior to expense reimbursement(3)          2.99               2.81
 Net investment loss after expense
 reimbursement(3)(4)                                      -2.16              -1.68
 Portfolio turnover rate                                    118                 60


--------------------------------------------------------------------------------

(1) The Fund commenced operations on March 1, 2000.


(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than a year.



(4)The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.



(5)Effective April 30, 2001, ING Investments, LLC became the Investment Manager of the Fund.


 56      ING Global Communications Fund

FINANCIAL HIGHLIGHTS                                  ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2001, the financial information was audited by other independent auditors.


                                                  CLASS A(1)                     CLASS B(1)                    CLASS C(1)
                                            YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,        YEAR ENDED OCTOBER 31,
                                         ----------------------------    --------------------------    --------------------------
                                         2001(5)     2000       1999     2001(5)     2000     1999     2001(5)     2000     1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value beginning of
 period                            $       26.62      17.38     10.00      26.33     17.28    10.00      26.32     17.28    10.00
 Income from investment
 operations:(4)
 Net investment loss               $       -0.18      -0.33     -0.13      -0.27     -0.41    -0.08      -0.26     -0.42    -0.05
 Net realized and unrealized
 gain (loss) on investments(5)     $      -13.05      10.41      7.51     -12.81     10.30     7.36     -12.83     10.30     7.33
 Total from investment
 operations                        $      -13.23      10.08      7.38     -13.08      9.89     7.28     -13.09      9.88     7.28
 Less distributions from:
 Net realized gain on
 investments                       $        7.62       0.84        --       7.62      0.84       --       7.62      0.84       --
 Distributions paid from capital
 gain                              $        7.62       0.84        --       7.62      0.84       --       7.62      0.84       --
 Net asset value, end of period    $        5.77      26.62     17.38       5.63     26.33    17.28       5.61     26.32    17.28
 TOTAL RETURN(2)                   %      -67.57      58.61     73.80     -67.81     57.82    72.80     -67.90     57.77    72.80
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
 (thousands)                       $      25,359    108,763    54,798     11,726    37,915    5,964      4,376    18,486    2,102
 Ratio to average net assets
 Net expenses after expense
 reimbursement(3)(4)               %        1.83       1.53      1.57       2.54      2.17     2.25       2.54      2.17     2.24
 Gross expenses prior to expense
 reimbursement(3)                  %        2.47       2.65      2.95       3.16      2.89     3.22       3.16      2.89     3.20
 Net investment loss after
 expense reimbursement(3)(4)       %       -1.66      -1.30     -1.29      -2.44     -1.94    -2.04      -2.33     -1.94    -2.05
 Portfolio Turnover rate           %         126         77        57        126        77       57        126        77       57


--------------------------------------------------------------------------------

(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. Total returns for periods less than one year are not annualized.


(3) Annualized for periods of less than one year.



(4)The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.



(5)Effective April 30, 2001, ING Investments, LLC became the Investment Manager of the Fund.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                             ING Global Technology Fund       57

ING WORLDWIDE GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended October 31, 2001 and for the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                                 CLASS A
                                                             -----------------------------------------------
                                                                              FOUR                   THREE
                                                                YEAR         MONTHS        YEAR      MONTHS
                                                                ENDED         ENDED       ENDED      ENDED
                                                             OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,
                                                                2001       2000(5)(6)      2000     1999(2)
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $        26.36         29.98       23.58      21.39
 Income from investment operations:
 Net investment income (loss)                           $        -0.11         -0.07       -0.15         --
 Net realized and unrealized gain (loss) on
 investments                                            $        -9.73         -3.55        9.62       2.19
 Total from investment operations                       $        -9.84         -3.62        9.47       2.19
 Less distributions from:
 Net investment income                                  $           --            --          --         --
 Net realized gains on investments                      $         0.77            --        3.07         --
 Tax return of capital                                  $         0.30            --          --         --
 Total distributions                                    $         1.07            --        3.07         --
 Net asset value, end of period                         $        15.45         26.36       29.98      23.58
 TOTAL RETURN(2):                                       %       -38.80        -12.07       42.43      10.24
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      134,152       246,590     235,341     66,245
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                        %         1.85          1.61        1.67       1.75
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                           %         1.95          1.61        1.67       1.75
 Net investment income (loss) after expense
 reimbursement(recoupment)(3)(4)                        %        -0.65         -0.71       -0.79      -0.03
 Portfolio turnover                                     %          302            71         169         57

                                                               CLASS A
                                                       ------------------------

                                                         YEAR ENDED MARCH 31,
                                                       ------------------------
                                                        1999     1998     1997
-----------------------------------------------------  ------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   19.33    16.88    16.57
 Income from investment operations:
 Net investment income (loss)                           -0.02     0.04    -0.16
 Net realized and unrealized gain (loss) on
 investments                                             5.78     5.33     2.20
 Total from investment operations                        5.76     5.37     2.04
 Less distributions from:
 Net investment income                                   0.06       --       --
 Net realized gains on investments                       3.64     2.92     1.73
 Tax return of capital                                     --       --       --
 Total distributions                                     3.70     2.92     1.73
 Net asset value, end of period                         21.39    19.33    16.88
 TOTAL RETURN(2):                                       33.56    34.55    12.51
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     49,134   38,647   24,022
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                         1.86     1.86     1.85
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                            2.02     2.21     2.17
 Net investment income (loss) after expense
 reimbursement(recoupment)(3)(4)                        -0.62    -0.69    -0.93
 Portfolio turnover                                       247      202      182

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                        FOUR                   THREE
                                                          YEAR         MONTHS        YEAR      MONTHS
                                                          ENDED         ENDED       ENDED      ENDED       YEAR ENDED MARCH 31,
                                                       OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   ------------------------
                                                          2001       2000(5)(6)      2000     1999(2)     1999     1998     1997
-----------------------------------------------------  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      29.52         33.66       26.64      24.21     20.10    16.02    14.34
 Income from investment operations:
 Net investment income (loss)                              -0.31         -0.15       -0.28      -0.03     -0.08    -0.17    -0.14
 Net realized and unrealized gain (loss) on
 investments                                              -10.82         -3.99       10.76       2.46      6.25     5.44     1.82
 Total from investment operations                         -11.13         -4.14       10.48       2.43      6.17     5.27     1.68
 Less distributions from:
 Net investment income                                        --            --          --         --      0.01       --       --
 Net realized gains on investments                          0.86            --        3.46         --      2.05     1.19       --
 Tax return of capital                                      0.34            --          --         --        --       --       --
 Total distributions                                        1.20            --        3.46         --      2.06     1.19       --
 Net asset value, end of period                            17.19         29.52       33.66      26.64     24.21    20.10    16.02
 TOTAL RETURN(2):                                         -39.19        -12.27       41.54      10.04     32.74    34.03    11.72
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        71.943       126,756     130,988     27,938    18,556   10,083    5,942
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                            2.51          2.26        2.32       2.40      2.51     2.51     2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                               2.61          2.26        2.32       2.40      2.67     2.70     4.81
 Net investment income (loss) after expense
 reimbursement(recoupment)(3)(4)                           -1.31         -1.37       -1.44      -0.68     -1.31    -1.37    -1.62
 Portfolio turnover                                          302            71         169         57       247      202      182



                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                        FOUR                   THREE
                                                          YEAR         MONTHS        YEAR      MONTHS
                                                          ENDED         ENDED       ENDED      ENDED       YEAR ENDED MARCH 31,
                                                       OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,   ------------------------
                                                          2001       2000(6)(7)      2000     1999(2)     1999     1998     1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        26.26         29.92       23.69      21.52     19.05    16.92    16.76
 Income from investment operations:
 Net investment loss                              $        -0.40         -0.13       -0.33      -0.04     -0.20    -0.19    -0.28
 Net realized and unrealized gain (loss) on
 investments                                      $        -9.50         -3.53        9.65       2.21      5.83     5.41     2.23
 Total from investment operations                 $        -9.90         -3.66        9.32       2.17      5.63     5.22     1.95
 Less distributions from:
 Net investment income                            $           --            --          --         --      0.01       --       --
 Net realized gains on investments                $         0.77            --        3.09         --      3.15     3.09     1.79
 Tax return of capital                            $         0.30            --          --         --        --       --       --
 Total distributions                              $         1.07            --        3.09         --      3.16     3.09     1.79
 Net asset value, end of period                   $        15.29         26.26       29.92      23.69     21.52    19.05    16.92
 TOTAL RETURN(2):                                 %       -39.20        -12.23       41.48      10.08     32.73    33.72    11.81
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      102,919       213,843     239,432    111,250    98,470   84,292   70,345
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)                  %         2.51          2.26        2.32       2.40      2.51     2.51     2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(3)                     %         2.60          2.26        2.32       2.40      2.67     2.77     2.61
 Net investment loss after expense
 reimbursement(recoupment)(3)(4)                  %        -1.30         -1.37       -1.44      -0.68     -1.28    -1.34    -1.57
 Portfolio turnover                               %          302            71         169         57       247      202      182


--------------------------------------------------------------------------------


(1)Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.



(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.



(6) The Fund changed its fiscal year-end from June 30 to October 31.


 58      ING Worldwide Growth Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.



INTERNATIONAL EQUITY FUNDS


  ING International Growth Fund


  ING International Value Fund



DOMESTIC EQUITY GROWTH FUNDS


  ING Biotechnology Fund


  ING Growth Fund


  ING Growth + Value Fund


  ING Growth Opportunities Fund


  ING Internet Fund


  ING LargeCap Growth Fund


  ING MidCap Opportunities Fund


  ING MidCap Growth Fund


  ING SmallCap Opportunities Fund


  ING SmallCap Growth Fund


  ING Small Company Fund


  ING Technology Fund


  ING Research Enhanced Index Fund



DOMESTIC EQUITY INDEX FUNDS


  ING Index Plus Large Cap Fund


  ING Index Plus Mid Cap Fund


  ING Index Plus Small Cap Fund



DOMESTIC EQUITY VALUE FUNDS


  ING Corporate Leaders Trust Fund


  ING Financial Services Fund


  ING Large Company Value Fund


  ING MagnaCap Fund


  ING Tax Efficient Equity Fund


  ING Value Opportunity Fund


  ING SmallCap Value Fund


  ING MidCap Value Fund



DOMESTIC EQUITY GROWTH AND INCOME FUNDS


  ING Equity and Income Fund


  ING Convertible Fund


  ING Balanced Fund


  ING Growth and Income Fund



FIXED INCOME FUNDS


  ING Bond Fund


  ING Classic Money Market Fund


  ING Government Fund


  ING GNMA Income Fund


  ING High Yield Fund


  ING High Yield Opportunity Fund


  ING High Yield Bond Fund


  ING Intermediate Bond Fund


  ING National Tax Exempt Bond Fund


  ING Money Market Fund


  ING Aeltus Money Market Fund


  ING Strategic Income Fund



GENERATION FUNDS


  ING Ascent Fund


  ING Crossroads Fund


  ING Legacy Fund



LOAN PARTICIPATION FUNDS


  ING Senior Income Fund


  ING Prime Rate Trust

       [ING FUNDS LOGO]      INTLABCPROS030102-030102


WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent accountants' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the ING
Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).


Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180


Or visit our website at www.ingfunds.com


This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's
Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's
SEC file number. The file numbers are as follows:


ING Mutual Funds                          811-7428
  ING International Core Growth Fund
  ING International SmallCap Growth Fund
  ING Emerging Countries Fund
  ING Worldwide Growth Fund
ING Russia Fund, Inc.                     811-7587
ING Advisory Funds, Inc.                  811-9040
  ING Asia-Pacific Equity Fund
ING Funds Trust                           811-8895
  ING Global Communications Fund
  ING Global Technology Fund
  ING European Equity Fund
  ING Global Real Estate Fund
ING International Fund, Inc.              811-8172
ING Precious Metals Fund, Inc.            811-2881

                                                              PROSPECTUS

       PROSPECTUS

    [WORLD MAP]
       March 1, 2002

       Class Q
                                                 INTERNATIONAL EQUITY FUNDS

                                                 ING Emerging Countries Fund

                                                 ING International Value Fund
                                                 ING International Fund
                                                 ING International Core Growth
                                                 Fund

                                                 ING International SmallCap
                                                 Growth Fund

                                                 GLOBAL EQUITY FUNDS
                                                 ING Global Real Estate Fund
                                                 ING Worldwide Growth Fund


       This Prospectus contains
       important information about
       investing in the Class Q
       shares of certain ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.


                                                          [ING FUNDS LOGO]
                                            (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



         [SCALE GRAPHIC]
         RISKS





This Prospectus describes each Fund's objective, investment strategy and risks.



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                      1
    FUNDS AT A GLANCE                                  2

    INTERNATIONAL EQUITY FUNDS
    ING Emerging Countries Fund                        4
    ING International Value Fund                       6
    ING International Fund                             8
    ING International Core Growth Fund                10
    ING International SmallCap Growth Fund            12

    GLOBAL EQUITY FUNDS
    ING Global Real Estate Fund                       14
    ING Worldwide Growth Fund                         16




    WHAT YOU PAY TO INVEST                            18
    SHAREHOLDER GUIDE                                 20
    MANAGEMENT OF THE FUNDS                           24
    DIVIDENDS, DISTRIBUTIONS AND TAXES                26
    MORE INFORMATION ABOUT RISKS                      27
    FINANCIAL HIGHLIGHTS                              30
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------


 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.




 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


 INTERNATIONAL EQUITY FUNDS

  ING offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing." These Funds focus on long-term growth by investing primarily in foreign equities.

  They may suit you if you:

  - are investing for the long-term -- at least several years
  - are looking for exposure to international markets
  - are willing to accept higher risk in exchange for long-term growth.

GLOBAL EQUITY FUNDS


  ING offers Global Equity Funds that emphasize a growth approach to global investing. These Funds focus on long-term growth by investing primarily in equity securities throughout the world, including the United States.


  They may suit you if you:

  - are investing for the long-term -- at least several years
  - are looking for exposure to international markets and global real estate
  - are willing to accept higher risk in exchange for long-term growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------


          This table is a summary of the investment objective, main investments and main risks of each ING Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.


                  FUND
                  ------------------------------------------------
INTERNATIONAL     Emerging Countries Fund
EQUITY FUNDS      Adviser: ING Investments, LLC

                  International Value Fund
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

                  International Fund
                  Adviser: ING Investments, LLC

                  International Core Growth Fund
                  Adviser: ING Investments, LLC

                  International SmallCap Growth Fund
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Nicholas-Applegate Capital Mgt.


GLOBAL EQUITY     Global Real Estate Fund
FUNDS             Adviser: ING Investments, LLC
                  Sub-Adviser: Clarion CRA Securities, L.P.

                  Worldwide Growth Fund
                  Adviser: ING Investments, LLC

                INVESTMENT OBJECTIVE
                ------------------------------------------------------------
INTERNATIONAL   Long-term capital appreciation
EQUITY FUNDS

                Long-term capital appreciation
                Long-term growth of capital

                Long-term capital appreciation
                Long-term capital appreciation

GLOBAL EQUITY   High total return
FUNDS

                Long-term capital appreciation

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities of issuers located in countries         Price volatility, liquidity and other risks that accompany
with emerging securities markets believed to have         an investment in equities from emerging countries. Sensitive
growth potential.                                         to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in foreign equities. Sensitive to currency
their long-term value.                                    exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.

Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in growth- oriented foreign equities. Sensitive to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities of larger companies in countries        Price volatility and other risks that accompany an
outside of the U.S., believed to have growth              investment in growth- oriented foreign equities. Sensitive
potential.                                                to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

Equity securities of small-sized companies in             Price volatility, liquidity and other risks that accompany
countries outside of the U.S., believed to have           an investment in equity securities of foreign, small-sized
growth potential.                                         companies. Sensitive to currency exchange rates,
                                                          international political and economic conditions and other
                                                          risks that affect foreign securities.


Equity securities of companies that are principally       Price volatility and other risks that accompany an
engaged in the real estate industry.                      investment in global real estate equities and volatility due to non-diversification of investments. Sensitive to currency exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of companies located in countries       Price volatility and other risks that accompany an
around the world, which may include the U.S.,             investment in growth- oriented foreign equities. Sensitive
believed to have growth potential.                        to currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

                                                                         ADVISER
ING EMERGING COUNTRIES FUND                                 ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT
STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund may invest in large-, mid- and small-sized companies. The portfolio managers consider an emerging market country to be any country which is in or has been in the Emerging Market Database of Standard and Poor's or the MSCI Emerging Markets Free Index, or those countries which generally are considered to be emerging market countries by the international financial community.



The Fund may invest up to 20% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.



In selecting securities of issuers located in emerging market countries, the Adviser uses a bottom-up fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.



In selecting stocks in developed markets, the portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use a bottom-up analysis to choose companies which offer good value relative to their peers in the same industry sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.



The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small- and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.



MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.



RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of companies located in emerging markets trade in lower volume and may be less liquid than securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 4      ING Emerging Countries Fund

                                                     ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

       1992        1993        1994        1995      1996     1997      1998      1999      2000     2001
     --------    --------    --------    --------    -----    -----    ------    ------    ------    -----
                                                     27.75    10.00    -21.46     76.30    -31.83    -7.32


(1) These figures are for the year ended December 31 of each year.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  36.26%


                           3rd quarter 1998: -25.99%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                5 YEARS      10 YEARS
                                                                              (OR LIFE OF   (OR LIFE OF
                                                                    1 YEAR      CLASS)       CLASS)(1)
Class Q Return Before Taxes                                     %   -7.32        -0.77          2.47
Class Q Return After Taxes on Distributions                     %   -7.33        -0.91          2.34
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -4.46        -0.67          1.94
MSCI EMF Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %   -2.37        -5.74         -3.95(3)


(1) Class Q commenced operations on August 31, 1995.

(2) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.


(3) Index return is for the period beginning September 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Emerging Countries Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING INTERNATIONAL VALUE FUND                                                L.P.
--------------------------------------------------------------------------------


OBJECTIVE

This Fund seeks long-term capital appreciation.


[TARGET GRAPHIC]


INVESTMENT
STRATEGY


[COMPASS GRAPHIC]
The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and Global depositary receipts, as well as convertible securities.

Under normal circumstances, the Fund invests at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:

- 20% of its assets in any one country or industry, or,


- 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia, and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent that the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 6      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


            1992                 1993        1994        1995        1996      1997     1998     1999     2000      2001
-----------------------------  --------    --------    --------    --------    -----    -----    -----    -----    ------
                                                                      15.23    17.86    13.46    51.49     1.89    -13.52


(1) These figures are for the year ended December 31 of each year.

(2) The figures shown for 2000 and 2001 provide performance for Class Q shares of the Fund. The figures shown for the years 1996 through 1999 provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class Q shares have different expenses.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  24.50%


                           3rd quarter 1998: -14.73%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)     CLASS)(2)
Class A Return Before Taxes(3)                                  %  -18.31      11.01         12.08
Class Q Return Before Taxes                                     %  -13.52      -2.90           N/A
Class Q Return After Taxes on Distributions                     %  -14.12      -4.86           N/A
Class Q Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -7.96       -2.69           N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(4)                                                       %  -21.21       1.17(5)       4.04(5)


(1) Class Q commenced operations on January 24, 2000.


(2) Class A commenced operations on March 6, 1995.



(3)Reflects deduction of Class A sales charge of 5.75%.



(4)The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.



(5) Index return for Class A is for the period beginning March 1, 1995. Index return for Class Q is -15.52% for the period beginning February 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING International Value Fund       7

                                                                         ADVISER
ING INTERNATIONAL FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.



The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or may not favor equities at all.


DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 8      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

1992   1993    1994   1995   1996    1997   1998    1999    2000     2001
-----  -----   ----   ----   -----   ----   -----   -----   -----   ------
               5.87   5.77   13.46   1.56   19.02   47.50   -8.30   -20.27


(1) These figures are for the year ended December 31 of each year.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares.


(3) Because Class Q shares were first offered in 2001, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  27.01%


                           3rd quarter 2001: -13.08%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                 5 YEARS
                                                                               (OR LIFE OF             10 YEARS
                                                                   1 YEAR       CLASS)(3)        (OR LIFE OF CLASS)(3)
Class A Return Before Taxes(2)                                  %  -24.84          4.27              5.78
Class A Return After Taxes on Distributions(2)                  %  -24.84          0.92              2.90
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -15.13          2.46              3.69
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(4)                                                       %  -21.21          1.17              3.91    (5)



(1) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (3) to the bar chart above.



(2) Reflects deduction of Class A sales charge of 5.75%.



(3) Class A commenced operations on January 3, 1994. Class Q commenced operations on February 26, 2001.



(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.



(5) Index return is for the period beginning January 1, 1994.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING International Fund       9

                                                                         ADVISER
ING INTERNATIONAL CORE GROWTH FUND                          ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT
STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.



In pursuing the Fund's investment strategy, the portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.



The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.



PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING International Fund. You could therefore ultimately hold shares of that fund. For more information regarding ING International Fund, please see page 8 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in large companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or smaller company stocks, or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.



DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.


 10      ING International Core Growth Fund

                                              ING INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

                         1992       1993       1994       1995       1996       1997     1998    1999     2000     2001
                       --------   --------   --------   --------   --------   --------   -----   -----   ------   ------
                                                                                         21.22   66.97   -25.02   -21.38


(1) These figures are for the year ended December 31 of each year.


(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.



            Best and worst quarterly performance during this period:


                           4th quarter 1999:  43.94%


                            1st quarter 2001: -15.37%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR    CLASS)(1)      CLASS)
Class Q Return Before Taxes                                     %  -21.38      7.47           N/A
Class Q Return After Taxes on Distributions                     %  -21.39      6.55           N/A
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -13.02      5.88           N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -21.21      1.61(3)        N/A


(1) Class Q commenced operations on February 28, 1997.

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.


(3) Index return is for the period beginning March 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     ING International Core Growth Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                      Nicholas-Applegate Capital
ING INTERNATIONAL SMALLCAP GROWTH FUND                                Management
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in securities of small companies. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers.



The Fund invests primarily in smaller-capitalized companies (small cap stocks) located worldwide. In the opinion of the Fund's Sub-Adviser, small cap stocks are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in over 50 countries. The market capitalization ranges of the various countries' small cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets.


The Fund normally invests at least 75% of its total assets in common and preferred stock, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.


The Fund's Sub-Adviser emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a bottom-up analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of traditional fundamental research of individual securities, calling on the expertise of many external analysts in different countries throughout the world, and a computer intensive ranking system that analyzes and ranks securities. The Sub-Adviser seeks to uncover signs of "change at the margin" -- positive business developments which are not yet fully reflected in a company's stock price.


In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 12      ING International SmallCap Growth Fund

                                          ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999     2000     2001
  -----   -----   -----   -----   -----   -----   -----   -----   ------   ------
                                  17.98   13.93   35.96   121.97  -16.38   -27.29


(1) These figures are for the year ended December 31 of each year.
(2) Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than sub-adviser, to the Fund.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  52.50%


                            1st quarter 2001: -18.76%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Europe Pacific Australasia Composite Extended Market Index (Salomon EPAC EM Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                              5 YEARS      10 YEARS
                                                                            (OR LIFE OF   (OR LIFE OF
                                                                   1 YEAR     CLASS)       CLASS)(1)
Class Q Return Before Taxes                                     %  -27.29      15.89         15.53
Class Q Return After Taxes on Distributions                     %  -27.29      14.88         14.04
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -16.62      13.21         12.60
Salomon EPAC EM Index (reflects no deduction for fees,
  expenses or taxes)(2)                                         %  -16.40      -1.32          0.35(3)


(1) Class Q commenced operations on August 31, 1995.

(2) The Salomon EPAC EM Index is an unmanaged index that measures the performance of securities of smaller capitalization companies in 22 countries excluding the U.S. and Canada.


(3) Index return is for the period beginning September 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GLOBAL REAL ESTATE FUND                         Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with high total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Fund, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized and small-sized companies, including real estate investment trusts (REITs).


The Sub-Adviser uses a disciplined two-step process for constructing the Fund's portfolio.

- First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions.

- Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up and down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- to medium-sized companies, which may be more susceptible to greater price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

NON-DIVERSIFICATION RISKS -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

INABILITY TO SELL SECURITIES -- securities of small and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell securities at a time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 14      ING Global Real Estate Fund

                                                     ING GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                    The Fund did not have a full year's performance during the period ended December 31, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Global Real Estate Fund       15

                                                                         ADVISER
ING WORLDWIDE GROWTH FUND                                   ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE

The Fund seeks maximum long-term capital appreciation.


[TARGET GRAPHIC]

INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.



INTERNATIONAL COMPONENT -- The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.



U.S. COMPONENT -- The Fund normally invests in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of December 31, 2001, this meant market capitalizations in the range of $8.1 billion to $398 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.



The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


From time to time, the Adviser reviews the allocation between the U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


INABILITY TO SELL SECURITIES -- securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 16      ING Worldwide Growth Fund

                                                       ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

                         1992       1993       1994       1995     1996    1997    1998    1999     2000     2001
                       --------   --------   --------   --------   -----   -----   -----   -----   ------   ------
                                                                   18.32   17.64   37.92   83.79   -22.15   -27.54


(1) These figures are for the year ended December 31 of each year.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.



            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.52%
                            1st quarter 2001: -21.36%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International World Index (MSCI World Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                 5 YEARS       10 YEARS
                                                                               (OR LIFE OF    (OR LIFE OF
                                                                     1 YEAR      CLASS)        CLASS)(1)
Class Q Return Before Taxes                                   %      -27.54       10.96          11.54
Class Q Return After Taxes on Distributions                   %      -27.54        9.35          10.26
Class Q Return After Taxes on Distributions and Sale of Fund
  Shares                                                      %      -16.77        8.71           9.39
MSCI World Index (reflects no deduction for fees, expenses
  or taxes)(2)                                                %      -15.91        5.18           7.32(3)


(1) Class Q commenced operations on August 31, 1995.

(2) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.


(3) Index return is for the period beginning September 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Worldwide Growth Fund       17

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS Q
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


                                                                                      TOTAL
                                                                                      FUND             WAIVERS
                                    MANAGEMENT       SERVICE           OTHER        OPERATING            AND              NET
FUND                                   FEE             FEE           EXPENSES       EXPENSES      REIMBURSEMENTS(2)     EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
 Emerging
  Countries(3)                 %       1.25            0.25            0.51(4)(5)     2.01(4)           -0.10             1.91(4)
 International Value           %       1.00            0.25            0.34(5)        1.59                 --             1.59
 International(3)              %       1.00            0.25            0.99(5)(6)     2.24(6)              --             2.24(6)
 International Core
  Growth                       %       1.00            0.25            0.62           1.87              -0.26             1.61
 International
  SmallCap Growth              %       1.00            0.25            0.34(5)        1.59                 --             1.59
 Global Real Estate            %       1.00            0.25            0.50(5)(7)     1.75                 --             1.75
 Worldwide Growth(3)           %       1.00            0.25            0.43(5)(8)     1.68(8)           -0.18             1.50(8)


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed for each Fund.



(2) ING Investments, LLC has entered into written expense limitation agreements with each Fund except International Value Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers and Reimbursements". For each Fund except International and Global Real Estate Funds, the expense limit will continue through at least October 31, 2002. The expense limit for International Fund will continue through at least July 26, 2002. The expense limit for Global Real Estate Fund will continue through at least August 7, 2003. The expense limitations are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the expense limitation at least 30 days prior to the end of the term or upon termination of the investment management agreement. Nicholas-Applegate Capital Management bears 50% of the cost of maintaining the expense limit for International SmallCap Growth Fund.


(3) Effective February 23, 2001 certain funds merged with Worldwide Growth and International Funds. Effective February 23, 2001 and April 27, 2001, certain Funds merged with Emerging Countries Fund. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.


(4)Excludes one-time merger fees of 0.06% incurred in connection with the merger of other investment companies into ING Emerging Countries Fund.



(5)ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily assets.



(6)Excludes one-time merger fees of 0.03% incurred in connection with the merger of another investment company into International Fund.



(7)"Other Expenses" for the Global Real Estate Fund are estimated for the current fiscal year because the Fund recently commenced operations.



(8)Excludes one-time merger fees of 0.01% incurred in connection with the merger of other investment companies into Worldwide Growth Fund.



 18      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS Q


                                                                                  1         3         5        10
FUND                                                                             YEAR     YEARS     YEARS     YEARS
-------------------------------------------------------------------------------------------------------------------
 Emerging Countries                                              $               194       621      1,074     2,330
 International Value                                             $               162       502        866     1,889
 International                                                   $               227       700      1,200     2,575
 International Core Growth                                       $               164       563        987     2,169
 International SmallCap Growth                                   $               162       502        866     1,889
 Global Real Estate                                              $               178       551        949     2,062
 Worldwide Growth                                                $               153       512        896     1,972


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       19

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


PURCHASE OF SHARES

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Class A, B, and C shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING reserves the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

RETIREMENT PLANS

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact the Shareholder Services Representative at (800) 992-0180.



                               Initial                 Additional
         Method              Investment                Investment
     BY CONTACTING      A financial consultant   Visit or consult a
     YOUR FINANCIAL     with an authorized       financial consultant.
     CONSULTANT         firm can help you
                        establish and maintain
                        your account.
     BY MAIL            Visit or speak with a    Fill out the Account
                        financial consultant.    Additions form included
                        Make your check          on the bottom of your
                        payable to the ING       account statement along
                        Funds and mail it,       with your check payable
                        along with a completed   to the Fund and mail
                        Application. Please      them to the address on
                        indicate your            the account statement.
                        investment               Remember to write your
                        professional on the      account number on the
                        New Account              check.
                        Application.
     BY WIRE            Call the ING             Wire the funds in the
                        Operations Department    same manner described
                        at (800) 336-3436 to     under "Initial
                        obtain an account        Investment."
                        number and indicate
                        your investment
                        professional on the
                        account.
                        Instruct your bank to
                        wire funds to the Fund
                        in the care of:
                        State Street
                        Bank and Trust
                        Kansas City
                        ABA #101003621
                        Kansas City, MO
                        credit to:
                        --------------------
                        (the Fund)
                        A/C #751-8315; for
                        further credit
                        to:
                        --------------------
                        Shareholder
                        A/C #
                        --------------------
                        (A/C # you received
                        over the telephone)
                        Shareholder Name:
                        --------------------
                        (Your Name Here)
                        After wiring funds you
                        must complete the
                        Account Application
                        and send it to:
                        ING Funds
                        P.O. Box 219368
                        Kansas City, MO
                        64121-6368


 20      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.




                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    FINANCIAL CONSULTANT     your financial consultant who may
                                                                                             charge for their services in
                                                                                             connection with your redemption
                                                                                             request, but neither the Fund nor the
                                                                                             Distributor imposes any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       21

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class Q shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The ING Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange Class Q shares for Class Q shares of any other ING Fund that offers Class Q shares. The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange before exchanging your shares.



If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.


In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors

 22      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.


SYSTEMATIC EXCHANGE PRIVILEGE

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS


Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and select Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.


PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       23

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------


ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), formerly, ING Pilgrim Investments, LLC (ING Pilgrim), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.



Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.



As of December 31, 2001, ING managed over $17.6 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                                MANAGEMENT FEE
 Emerging Countries                                      1.25%
 International Value                                     1.00
 International                                           1.00
 International Core Growth                               1.00
 International SmallCap Growth                           1.00
 Global Real Estate                                      1.00
 Worldwide Growth                                        1.00


ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

INTERNATIONAL FUND AND INTERNATIONAL CORE GROWTH FUND

The following individuals share responsibility for the day-to-day management of the International and International Core Growth Funds:


Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of International Fund since January 1994, and International Core Growth Fund since October 2000. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).



Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of International Fund since January 1998, and International Core Growth Fund since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.


EMERGING COUNTRIES FUND

The following individuals share responsibility for the day-to-day management of the Emerging Countries Fund:

Richard T. Saler, whose background is described above, has served as the Senior Portfolio Manager of the portfolio management team that manages Emerging Countries Fund since October 2000.


Philip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages Emerging Countries Fund since October 2000.


Jan Wim Derks, Vice President of ING, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING, Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Prior to joining ING Investment Management -- Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

Eric Anderson, Vice President of ING, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING, Mr. Anderson also serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Americas. Prior to joining ING Investment Management -- Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

Bratin Sanyal, Vice President of ING, has served as a member of the portfolio management team that manages the Emerging Countries Fund since October 2000. In addition to his role with ING, Mr. Sanyal serves as the Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management -- Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the highly indebted countries.


 24      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

The following individuals share responsibility for the day-to-day management of the Worldwide Growth Fund:


Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 1, 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.



Jeffrey Bernstein, Senior Vice President of ING, has served as Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar Investment Management, Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.



Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000.



Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000.


SUB-ADVISERS


For the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.


INTERNATIONAL VALUE FUND

BRANDES INVESTMENT PARTNERS, L.P.


Founded in 1974, Brandes Investment Partners, L.P. (Brandes) is an investment advisory firm with 56 investment professionals who currently manage more than $62 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, under valued stocks.



Brandes is the Sub-Adviser to ING International Value Fund. Brandes' LargeCap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.


INTERNATIONAL SMALLCAP GROWTH FUND

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


Nicholas-Applegate Capital Management (NACM) serves as Sub-Adviser to the ING International SmallCap Growth Fund. NACM was founded in 1984 by Arthur Nicholas, Managing Director, and Fred Applegate as an institutional investment manager. NACM is now a wholly owned subsidiary of Allianz AG. As of December 31, 2001, NACM managed over $25.8 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Fund is managed by a team of portfolio managers and analysts headed by Loretta Morris, Catherine Somhegy, Nicholas and Randall Kahn. NACM has offices in San Diego, New York, San Francisco and Chicago. Its principal place of business is 600 West Broadway, San Diego, California 92101.


GLOBAL REAL ESTATE FUND

CLARION CRA SECURITIES, L.P.



Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is a subsidiary of ING Group. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2001, were valued at approximately $1.7 billion.


The following individuals share responsibility for the day-to-day management of the Fund:

T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991. Prior to 1991, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammel Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.

Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.

Steven D. Burton, Director and Portfolio Manager, has been with CRA since 1995. Mr. Burton has 13 years of real estate investment experience. Prior to 1995, Mr. Burton was with GE Investment Corporation where he gained direct real estate investment experience in a broad array of product types and oversaw a $350 million portfolio of directly owned commercial real estate assets.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       25

DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS


The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains. Each Fund pays dividends and capital gains, if any, annually (except Global Real Estate Fund which pays dividends, if any quarterly).


DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another ING Fund which offers Class Q shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information (SAI) for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 26      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


CORPORATE DEBT SECURITIES (INTERNATIONAL FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       27

MORE INFORMATION ABOUT RISKS
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INVESTMENTS IN REAL ESTATE SECURITIES (GLOBAL REAL ESTATE FUND). Investments in issuers that are primarily engaged in real estate, including real estate investment trusts (REITS), may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.


NON-DIVERSIFIED INVESTMENT COMPANY (GLOBAL REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause the Fund's shares price to fluctuate more than that of a diversified investment company.



CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


INVESTMENTS IN SMALL-AND MID-CAPITALIZATION COMPANIES (INTERNATIONAL SMALLCAP GROWTH AND GLOBAL REAL ESTATE FUNDS). The Funds may invest in small and mid-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

PORTFOLIO TURNOVER. Each Fund (except International Value Fund) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


OTHER RISKS


U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.



OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.



MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will be able to meet their obligations.



DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration


 28      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


LENDING PORTFOLIO SECURITIES. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.


PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       29

FINANCIAL HIGHLIGHTS
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The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. Financial Highlights are not included for the Global Real Estate Fund because the Fund is new and did not have a full year's performance.


 30      Financial Highlights

FINANCIAL HIGHLIGHTS                                 ING EMERGING COUNTRIES FUND
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For year ended October 31, 2001 and the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.


                                               YEAR       FOUR MONTHS      YEAR     THREE MONTHS             YEAR ENDED
                                               ENDED         ENDED        ENDED        ENDED                MARCH 31,(1)
                                            OCTOBER 31,   OCTOBER 31,    JUNE 30,     JUNE 30,     ------------------------------
                                               2001        2000(6)(7)      2000       1999(2)        1999       1998       1997
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PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $      16.81          20.74        17.20        13.79        17.76      16.47     13.18
 Income from investment operations:
 Net investment income (loss)           $       0.09          -0.27        -0.16        -0.04        -0.01       0.07     -0.04
 Net realized and unrealized gains
 (loss) on investments                  $      -4.64          -3.66         3.70         3.45        -3.78       1.33      3.37
 Total from investment operations       $      -4.55          -3.93         3.54         3.41        -3.79       1.40      3.33
 Less distributions from:
 Net investment income                  $         --             --           --           --         0.18         --        --
 Net realized gains on investments      $         --             --           --           --           --       0.11      0.04
 Total distributions                    $         --             --           --           --         0.18       0.11      0.04
 Net asset value, end of period         $      12.26          16.81        20.74        17.20        13.79      17.76     16.47
 TOTAL RETURN(3):                       %     -27.01         -18.95        20.58        24.73       -21.42       8.60     25.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $     26,783         88,894      119,251       79,130       53,125     46,711     8,660
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       1.97           2.13         2.09         1.90         1.94       1.91      1.91
 Gross expenses prior to expense
 reimbursement(4)                       %       1.98           2.28         2.24         2.43         2.23       2.43      4.20
 Net investment income (loss) after
 expense reimbursement(4)(5)            %       0.42          -1.21        -1.05        -1.07        -0.01       1.06     -0.87
 Portfolio turnover rate                %         74             94          211           67          213        243       176


--------------------------------------------------------------------------------

(1) Class Q commenced operations on August 31, 1995.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.


(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.


(6) Effective October 1, 2000, ING Investments, LLC assumed responsibility for the day-to-day management of the Fund.

(7) The Fund changed its fiscal year-end from June 30 to October 31.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                            ING Emerging Countries Fund       31

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                                 YEAR
                                                                                ENDED            JANUARY 24, 2000(1)
                                                                             OCTOBER 31,           TO OCTOBER 31,
                                                                                 2001                   2000
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of the period                          $             16.68                  15.90
 Income from investment operations:
 Net investment income                                             $              0.10                   0.13
 Net realized and unrealized loss on investments                   $             -2.42                   0.65
 Total from investment operations                                  $             -2.32                   0.78
 Less distributions from:
 Net investment income                                             $              0.14                     --
 Net realized gains on investments                                 $              1.88                     --
 Total distributions                                               $              2.02                     --
 Net asset value, end of the period                                $             12.34                  16.68
 TOTAL RETURN(2)                                                   %            -15.80                   4.91
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the period (000's)                             $            35,802                 24,882
 Ratios to average net assets:
 Expenses(3)                                                       %              1.59                   1.57
 Net Investment Income(3)                                          %              0.91                   1.35
 Portfolio turnover rate                                           %                15                     34


--------------------------------------------------------------------------------


(1) Class Q commenced operations on January 24, 2000.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 32      ING International Value Fund

FINANCIAL HIGHLIGHTS                                      ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods prior to October 31, 2001 the financial information was audited by other independent auditors.


                                                                                PERIOD
                                                                                ENDED
                                                                            OCTOBER 31,(1)
                                                                                 2001
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of the period                          $              9.89
 Income from investment operations:
 Net investment income (loss)                                      $             -0.02
 Net realized and unrealized loss on investments                   $             -1.77
 Total from investment operations                                  $             -1.79
 Less distributions from:
 Net realized gains on investments                                 $                --
 Total distributions                                               $                --
 Net asset value, end of the period                                $              8.10
 TOTAL RETURN(2)                                                   %            -18.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the period (000's)                             $                 7
 Ratios to average net assets:
 Expenses(3)                                                       %              2.27
 Net Investment Income (loss)(3)                                   %             -0.24
 Portfolio turnover rate                                           %               169


--------------------------------------------------------------------------------

(1) Class Q commenced operations on February 26, 2001.


(2)Total Return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total Return for less than one year is not annualized.



(3)Annualized for periods less than one year.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       33

ING INTERNATIONAL CORE GROWTH FUND                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.


                                           YEAR       FOUR MONTHS      YEAR     THREE MONTHS       YEAR ENDED        FEBRUARY 28,
                                           ENDED         ENDED        ENDED        ENDED            MARCH 31,         1997(1) TO
                                        OCTOBER 31,   OCTOBER 31,    JUNE 30,     JUNE 30,     -------------------    MARCH 31,
                                           2001        2000(6)(7)      2000       1999(2)        1999       1998         1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $      21.76          24.78        19.63       18.36         17.43      12.75         12.50
 Income from investment
 operations:
 Net investment income (loss)       $       0.00*         -0.04        -0.17        0.04          0.09      -0.04            --
 Net realized and unrealized
 gains (loss) on investments        $      -5.34          -2.98         6.48        1.23          0.97       4.72          0.25
 Total from investment operations   $      -5.34          -3.02         6.31        1.27          1.06       4.68          0.25
 Less distributions from:
 Net investment income              $       0.42             --           --          --          0.13         --            --
 Net realized gains on
 investments                        $       1.11             --         1.16          --            --         --            --
 Total distributions                        1.53             --         1.16          --          0.13         --            --
 Net asset value, end of period     $      14.89          21.76        24.78       19.63         18.36      17.43         12.75
 TOTAL RETURN(3):                   %     -26.26         -12.19        32.56        6.92          6.11      36.63          2.00
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $      7,659         13,947       16,567       9,390        11,268      1,719             1
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                %       1.61           1.84         1.75        1.54          1.63       1.66          0.00
 Gross expenses prior to expense
 reimbursement(4)                   %       1.87           1.99         2.06        1.63          1.87       3.18      2,667.07
 Net investment income (loss)
 after expense
 reimbursement(4)(5)                %      -0.30          -0.45        -0.73        0.73         -0.27      -0.47          0.00
 Portfolio turnover rate            %        198             73          200          67           214        274            76


--------------------------------------------------------------------------------

(1) Class Q commenced operations on February 28, 1997.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.


(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.


(6) Effective October 1, 2000, ING Investments, LLC assumed day-to-day management of the Fund.

(7) The Fund changed its fiscal year-end from June 30 to October 31.


 *  Amount represents less than $0.01 per share.


 34      ING International Core Growth Fund

FINANCIAL HIGHLIGHTS                      ING INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.


                                               YEAR       FOUR MONTHS      YEAR     THREE MONTHS             YEAR ENDED
                                               ENDED         ENDED        ENDED        ENDED                MARCH 31,(1)
                                            OCTOBER 31,   OCTOBER 31,    JUNE 30,     JUNE 30,     ------------------------------
                                               2001         2000(6)        2000       1999(2)        1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       38.18          43.30       25.16        22.23         19.18      14.01      13.52
 Income from investment operations:
 Net investment income (loss)           $        0.00*         -0.09       -0.21        -0.03         -0.02       0.05      -0.06
 Net realized and unrealized gain
 (loss) on investments                  $      -12.12          -5.03       20.53         2.96          3.36       5.12       2.01
 Total from investment operations       $      -12.12          -5.12       20.32         2.93          3.34       5.17       1.95
 Less distributions from:
 Net investment income                  $        0.24             --          --           --          0.09         --         --
 Net realized gains on investments      $        2.63             --        2.18           --          0.20         --       1.46
 Total distributions                             2.87             --        2.18           --          0.29         --       1.46
 Net asset value, end of period         $       23.19          38.18       43.30        25.16         22.23      19.18      14.01
 TOTAL RETURN(3):                       %      -34.11          11.82       82.99        13.18         17.61      36.90      15.03
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $      91,089        164,719     163,843       42,881        32,819      8,810         42
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)       %        1.50           1.58        1.57         1.65          1.65       1.66       1.66
 Gross expenses prior to expense
 reimbursement (recoupment)(4)          %        1.50           1.58        1.57         1.67          1.80       6.15     151.33
 Net investment income (loss) after
 expense reimbursement
 (recoupment)(4)(5)                     %        0.04          -0.71       -0.66        -0.50         -0.50      -0.43      -0.64
 Portfolio turnover rate                %         143             56         164           44           146        198        206


--------------------------------------------------------------------------------

(1) Class Q commenced operations August 31, 1995.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.


(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.


(6) The Fund changed its fiscal year-end from June 30 to October 31.


 *  Amount represents less than $0.01 per share.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING International SmallCap Growth Fund       35

ING WORLDWIDE GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For year ended October 31, 2001 and the period ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to October 31, 2000, the financial information was audited by other independent auditors.


                                                                    FOUR
                                                      YEAR         MONTHS        YEAR     THREE MONTHS
                                                     ENDED          ENDED       ENDED        ENDED         YEAR ENDED MARCH 31,
                                                  OCTOBER 31,    OCTOBER 31,   JUNE 30,     JUNE 30,     ------------------------
                                                      2001       2000(5)(6)      2000       1999(2)      1999      1998     1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       30.37         34.53        27.12        24.59      19.63     15.00    13.27
 Income from investment operations:
 Net investment income (loss)                 $       -0.07*        -0.07        -0.16         0.01       0.22     -0.11     0.01
 Net realized and unrealized gains (loss)
 on investments                               $      -11.19*        -4.09        11.11         2.52       6.15      5.29     1.72
 Total from investment operations             $      -11.26         -4.16        10.95         2.53       6.37      5.18     1.73
 Less distributions from:
 Net investment income                        $          --            --           --           --       0.15        --       --
 Net realized gains on investments            $        0.89            --         3.54           --       1.26      0.55       --
 Tax return of capital                        $        0.35            --           --           --         --        --       --
 Total distributions                                   1.24            --         3.54           --       1.41      0.55       --
 Net asset value, end of period               $       17.87         30.37        34.53        27.12      24.59     19.63    15.00
 TOTAL RETURN(2):                             %      -38.56        -12.05        42.63        10.29      33.97     35.11    12.87
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      17,178        44,702       54,418       14,870      7,320       645      642
 Ratios to average net assets:
Net expenses after expense reimbursement
 (recoupment)(3)(4)                           %        1.51          1.52         1.57         1.55       1.59      1.61     1.61
 Gross expenses prior to expense
 reimbursement (recoupment)(3)                %        1.60          1.49         1.57         1.55       1.76      3.75    34.99
 Net investment income (loss) after expense
 reimbursement (recoupment)(3)(4)             %       -0.30         -0.62        -0.69         0.17       0.17     -0.47    -0.91
 Portfolio turnover rate                      %         302            71          169           57        247       202      182


--------------------------------------------------------------------------------


(1)Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.



(5) Effective October 1, 2000, ING Investments, LLC assumed responsibility for the day-to-day management of the Fund.



(6) The Fund changed its fiscal year-end from June 30 to October 31.



 * Per share calculations for the period were based on average shares outstanding.


 36      ING Worldwide Growth Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.



     DOMESTIC EQUITY FUNDS


       ING Growth + Value Fund


       ING Growth Opportunities Fund


       ING LargeCap Growth Fund


       ING MidCap Opportunities Fund


       ING MidCap Growth Fund


       ING SmallCap Opportunities Fund


       ING SmallCap Growth Fund


       ING Research Enhanced Index Fund


       ING Biotechnology Fund



     DOMESTIC EQUITY VALUE FUNDS


       ING Large Company Value Fund


       ING MagnaCap Fund


       ING MidCap Value Fund


       ING SmallCap Value Fund



     DOMESTIC EQUITY AND INCOME FUNDS


       ING Convertible Fund


       ING Equity and Income Fund



     FIXED INCOME FUNDS


       ING GNMA Fund


       ING High Yield Fund


       ING High Yield Opportunity Fund


       ING Strategic Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the ING
Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).


Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180


Or visit our website at www.ingfunds.com


This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's
Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's
SEC file number. The file numbers are as follows:


ING Mayflower Trust                            811-7978
  ING International Value Fund
ING International Fund, Inc.                   811-8172
ING Mutual Funds                               811-7428
  ING Worldwide Growth Fund
  ING International Core Growth Fund
  ING International SmallCap Growth Fund
  ING Emerging Countries Fund
ING Funds Trust                                811-8895
  ING Global Real Estate Fund



                [ING PILGRIM LOGO]        INTLQPROS030102-030102

       PROSPECTUS

    [GLOBE]
       March 1, 2002

       Classes A, B, C, M and T
                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth + Value Fund
                                                 ING Growth Opportunities Fund
                                                 ING LargeCap Growth Fund
                                                 ING MidCap Growth Fund
                                                 ING MidCap Opportunities Fund
                                                 ING SmallCap Growth Fund
                                                 ING SmallCap Opportunities Fund
                                                 ING Research Enhanced Index
                                                 Fund
                                                 ING Internet Fund
                                                 DOMESTIC EQUITY VALUE FUNDS
                                                 ING Financial Services Fund
                                                 ING Large Company Value Fund
                                                 ING MagnaCap Fund
                                                 ING Tax Efficient Equity Fund
                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Convertible Fund
                                                 ING Equity and Income Fund


       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.


                                                           [ING FUNDS LOGO]
                                             (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



These pages contain a description of each of our Funds included in this prospectus, including each Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST





WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    AN INTRODUCTION TO THE ING FUNDS                         1
    FUNDS AT A GLANCE                                        2

    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth + Value Fund                                  4
    ING Growth Opportunities Fund                            6
    ING LargeCap Growth Fund                                 8
    ING MidCap Growth Fund                                  10
    ING MidCap Opportunities Fund                           12
    ING SmallCap Growth Fund                                14
    ING SmallCap Opportunities Fund                         16
    ING Research Enhanced Index Fund                        18
    ING Internet Fund                                       20

    DOMESTIC EQUITY VALUE FUNDS
    ING Financial Services Fund                             22
    ING Large Company Value Fund                            24
    ING MagnaCap Fund                                       26
    ING Tax Efficient Equity Fund                           28

    DOMESTIC EQUITY AND INCOME FUNDS
    ING Convertible Fund                                    30
    ING Equity and Income Fund                              32


    WHAT YOU PAY TO INVEST                                  34
    SHAREHOLDER GUIDE                                       39
    MANAGEMENT OF THE FUNDS                                 46
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      49
    MORE INFORMATION ABOUT RISKS                            50
    FINANCIAL HIGHLIGHTS                                    54
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------


 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.


THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


DOMESTIC EQUITY GROWTH FUNDS


  ING's Domestic Equity Growth Funds seek long-term growth.


  They may suit you if you:

  - are willing to accept higher risk in exchange for long-term growth.

DOMESTIC EQUITY VALUE FUNDS

  ING's Domestic Equity Value Funds seek capital appreciation.

  They may suit you if you:


  - are investing for the long-term -- at least several years and

  - are willing to accept risk in exchange for long-term capital appreciation.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:


  - want both regular income and capital appreciation and


  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth or Domestic Equity Value Funds.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------


          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.


                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          Growth + Value Fund                                    Capital appreciation
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Navellier Fund Management, Inc.

                  Growth Opportunities Fund                              Long-term growth of capital
                  Adviser: ING Investments, LLC

                  LargeCap Growth Fund                                   Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  MidCap Growth Fund                                     Maximum long-term capital
                  Adviser: ING Investments, LLC                          appreciation

                  MidCap Opportunities Fund                              Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  SmallCap Growth Fund                                   Maximum long-term capital
                  Adviser: ING Investments, LLC                          appreciation

                  SmallCap Opportunities Fund                            Capital appreciation
                  Adviser: ING Investments, LLC

                  Research Enhanced Index Fund                           Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Internet Fund                                          Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Advisors
                  B.V.

DOMESTIC          Financial Services Fund                                Long-term capital appreciation
EQUITY VALUE      Adviser: ING Investments, LLC
FUNDS

                  Large Company Value Fund                               Long-term capital
                  Adviser: ING Investments, LLC                          appreciation, with income as a
                                                                         secondary objective

                  MagnaCap Fund                                          Growth of capital, with
                  Adviser: ING Investments, LLC                          dividend income as a secondary
                                                                         consideration

                  Tax Efficient Equity Fund                              High total return on an
                  Adviser: ING Investments, LLC                          after-tax basis
                  Sub-Adviser: Delta Asset Management

DOMESTIC          Convertible Fund                                       Total return, consisting of
EQUITY AND        Adviser: ING Investments, LLC                          capital appreciation and
INCOME FUNDS                                                             current income

                  Equity and Income Fund                                 Long-term capital appreciation
                  Adviser: ING Investments, LLC                          and current income

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large-cap, mid-cap or                Price volatility and other risks that accompany an
small-cap companies with the potential for capital        investment in growth-oriented equity securities.
appreciation.

Equity securities of large, medium, and small U.S.        Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in growth-oriented equity securities.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth-oriented equity securities.

Equity securities of medium-sized U.S. companies          Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of medium-sized companies.
                                                          Particularly sensitive to price swings during periods of
                                                          economic uncertainty.

Equity securities of medium-sized U.S. companies          Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth- oriented and
                                                          medium-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of small-sized U.S. companies           Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth- oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during period of economic uncertainty.

Equity securities of small-sized U.S. companies           Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth- oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of large companies that make up         Price volatility and other risks that accompany an
the S&P 500 Index.                                        investment in equity securities.

U.S. and non-U.S. internet technology companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities and maintaining a
                                                          non-diversified portfolio. Will also experience risks
                                                          related to investments in foreign securities (for example, currency exchange rate fluctuations). Products and services of companies engaged in internet-related activities are
                                                          subject to relatively high risks of rapid obsolescence
                                                          caused by scientific and technological advances.

Equity securities of companies principally engaged        Price volatility and other risks that accompany an
in financial services.                                    investment in equity securities. Susceptible to risks of
                                                          decline in the price of securities concentrated in the
                                                          financial services industry.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.

Equity securities that meet disciplined selection         Price volatility and other risks that accompany an
criteria designed to identify companies capable of        investment in equity securities.
paying rising dividends.

Equity securities and instruments whose returns           Price volatility and other risks that accompany an
depend upon stock market prices, managed in a             investment in equity securities. May not provide as high a
manner that will attempt to reduce net realized           return before taxes as other funds, and as a result may not
gains each year.                                          be suitable for investors who are not subject to current
                                                          income tax.

Convertible securities as well as equities, and           Price volatility and other risks that accompany an
high-yield debt.                                          investment in equity securities. Credit, interest rate,
                                                          liquidity and other risks that accompany an investment in
                                                          debt securities, and lower quality debt securities.

A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH + VALUE FUND                          Navellier Fund Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock, warrants and convertible securities.

The Fund invests in common stock of companies the Sub-Adviser believes are poised to rise in price. The Sub-Adviser uses a bottom-up quantitative screening process designed to identify and select inefficiently priced stocks that achieved superior returns compared to their risk characteristics. The Sub-Adviser first uses a proprietary computer model designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates. The Sub-Adviser then applies a quantitative analysis which focuses on growth and value fundamental characteristics, such as earnings growth, earnings momentum, price to earnings (P/E) ratios, and internal reinvestment rates. The Sub-Adviser then allocates stocks according to how they complement other portfolio holdings.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market. Although the Sub-Adviser invests in value companies to decrease volatility, these investments may also lower the Fund's performance. The Fund's investments in small and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests. Rather, the market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of small and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

CHANGES IN INTEREST RATES -- the value of the Fund's convertible securities may fall when interest rates rise. Convertible securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 4      ING Growth + Value Fund

                                                         ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

    1992       1993       1994     1995    1996    1997    1998    1999     2000     2001
  --------   --------   --------   -----   -----   -----   -----   -----   ------   ------
                                                   18.10   17.22   88.10   -13.02   -34.19

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  43.50%


                            1st quarter 2001: -32.03%


           Fund's year-to-date total return as of December 31, 2001:


                                    -34.19%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 2000 Index and the Russell 3000 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -37.96           7.13                  6.36
Class A Return After Taxes on Distributions(2)                  %   -37.96           5.82                  5.09
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -23.12           5.91                  5.27
Class B Return Before Taxes(3)                                  %   -37.95           7.32                  6.69
Class C Return Before Taxes(4)                                  %   -35.36           7.60                  6.82
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %     2.49           7.52                  7.94(6)
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(7)                                                    %   -11.46          10.14                  9.70(6)


(1) The Fund commenced operations on November 18, 1996.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.


(4) Reflects deduction of deferred sales charge of 1% for 1-year return.

(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.


(6) Index return is for the period beginning December 1, 1996.


(7) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Growth + Value Fund       5

                                                                         ADVISER
ING GROWTH OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term growth of capital.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio managers feel have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.


The portfolio managers use a top down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 6      ING Growth Opportunities Fund

                                                   ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


  1992    1993    1994    1995    1996    1997    1998    1999     2000    2001
  -----   -----   -----   -----   -----   -----   -----   -----   -----    -----
  8.05    10.36   -7.66   24.40   20.54   23.59   23.61   93.26   -19.11   41.92



(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did. The figures shown for 1996 to 2001 provide performance for Class A shares of the Fund. The figures shown for the years 1992 to 1995 provide performance for Class T shares of the Fund. Class T shares would have substantially similar annual returns as the Class A shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class T shares have different expenses.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  39.10%


                            1st quarter 2001: -31.28%


           Fund's year-to-date total return as of December 31, 2001:


                                    -41.92%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -45.26            5.51                  8.95
Class A Return After Taxes on Distributions(2)                  %   -45.26            2.88                  5.54
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   -27.56            4.65                  6.80
Class B Return Before Taxes(3)                                  %   -45.22            5.77                  9.20
Class C Return Before Taxes(4)                                  %   -42.93            6.04                  9.20
Class T Return Before Taxes(5)                                  %   -44.63            6.06                  8.22
S&P 500 Index (reflects no deduction for fees, expenses or
 taxes)(6)                                                      %   -11.88           10.70                 14.18(7)


(1) Classes A, B and C commenced operations on June 5, 1995.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.


(4) Reflects deduction of deferred sales charge of 1% for 1 year return.


(5) Reflects deduction of deferred sales charge of 4% for the 1 year return.


(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(7) Index return is for Classes A, B and C for the period beginning June 1, 1995. Index return for Class T is 12.94% for the 10 year period ended December 31, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Growth Opportunities Fund       7

                                                                         ADVISER
ING LARGECAP GROWTH FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund normally invests in companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock and warrants. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of December 31, 2001, this meant market capitalizations in the range of $8.1 billion to $398 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.


The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers use both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 8      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


  1992    1993    1994    1995    1996    1997    1998    1999     2000     2001
  -----   -----   -----   -----   -----   -----   -----   -----   ------   ------
                                                  59.45   96.41   -19.12   -38.42


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  45.04%


                            1st quarter 2001: -27.94%


           Fund's year-to-date total return as of December 31, 2001:


                                    -38.42%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -41.97           10.84                  N/A
Class A Return After Taxes on Distributions(2)                  %  -41.98           10.34                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -25.56            8.77                  N/A
Class B Return Before Taxes(3)                                  %  -41.93           11.25                  N/A
Class C Return Before Taxes(4)                                  %  -39.50           11.56                  N/A
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  -20.42            4.98(6)               N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(7)                                                     %  -11.88            5.69(8)               N/A


(1) The Fund commenced operations on July 21, 1997.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.


(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.


(6) Index return is for the period beginning July 1, 1997.


(7) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(8) Index return is for the period beginning August 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Growth Fund       9

                                                                         ADVISER
ING MIDCAP GROWTH FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in equity securities of medium-sized U.S. companies, and at least 75% of its assets in common stocks that the portfolio managers feel have above average prospects for growth. Medium-sized companies are companies with market capitalizations between $225 million and $10.5 billion. The market capitalization range will change with market conditions as the range of the companies included in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index) changes.


The portfolio managers emphasize a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers use both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.


PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING MidCap Opportunities Fund. You could, therefore, ultimately hold shares of that Fund. For more information regarding ING MidCap Opportunities Fund, please see page 12 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.

INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


 10      ING MidCap Growth Fund

                                                          ING MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


1992   1993    1994   1995   1996   1997   1998   1999   2000    2001
----   ----   ------  -----  -----  -----  -----  -----  -----  ------
              -11.00  37.64  15.84  15.88  14.14  97.56  -4.57  -37.15


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  62.66%


                           3rd quarter 2001: -30.56%


           Fund's year-to-date total return as of December 31, 2001:


                                    -37.15%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the S&P MidCap 400 Index and the Russell Midcap Growth Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -40.77            8.11                 10.58
Class A Return After Taxes on Distributions(2)                  %   -40.86            3.97                  7.79
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   -24.74            6.13                  8.50
Class B Return Before Taxes(3)                                  %   -40.66            8.47                 12.44
Class C Return Before Taxes(4)                                  %   -38.18            8.71                 10.64
S&P MidCap 400 Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %    -0.61           16.11                 15.92(6)
Russell MidCap Growth Index (reflects no deduction for fees,
 expenses or taxes)(7)                                          %   -20.15            9.02                 12.26(8)



(1) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.


(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.


(4) Reflects deduction of deferred sales charge of 1% for 1-year return.

(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.


(6)Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 17.65% for the period beginning June 1, 1995.


(7) The Russell Midcap Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


(8)Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 12.06% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING MidCap Growth Fund       11

                                                                         ADVISER
ING MIDCAP OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund invests in companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). As of December 31, 2001, the market capitalization of companies in the S&P MidCap 400 Index ranged from $225 million to $10.5 billion. The market capitalization range will change with market conditions as the range of the companies included in the S&P MidCap 400 Index changes.



The portfolio managers use a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


 12      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                        YEAR BY YEAR TOTAL RETURN (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

 1992     1993     1994     1995     1996     1997     1998     1999   2000    2001
------   ------   ------   ------   ------   ------   ------   ------  -----  ------
                                                               103.24  -0.35  -37.24


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.90%


                           3rd quarter 2001: -30.57%


           Fund's year-to-date total return as of December 31, 2001:


                                    -37.24%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -40.86            13.95                    N/A
Class A Return After Taxes on Distributions(2)                  %   -40.86            10.31                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -24.88            10.22                    N/A
Class B Return Before Taxes(3)                                  %   -40.73            14.64                    N/A
Class C Return Before Taxes(4)                                  %   -38.23            15.18                    N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %    -0.61            20.81(6)                 N/A


(1) The Fund commenced operations on August 20, 1998.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.


(4) Reflects deduction of deferred sales charge of 1% for 1-year return.

(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.


(6)Index return is for the period beginning September 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       13

                                                                         ADVISER
ING SMALLCAP GROWTH FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth. Smaller companies are companies with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index. As of December 31, 2001, the market capitalization of companies held by the Fund ranged from $180 million to $3.1 billion. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes.


The Fund emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.


The Fund considers a company to be small if it has a market capitalization corresponding at the time of purchase to the middle 90% of the Russell 2000 Growth Index. In the Adviser's opinion, the middle 90% includes companies with capitalizations between $4 million and $3 billion. Capitalization of companies in the Russell 2000 Growth Index will change with market conditions.



PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING SmallCap Opportunities Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING SmallCap Opportunities Fund, please see page 16 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-cap companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.



INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


 14      ING SmallCap Growth Fund

                                                        ING SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


1992   1993    1994    1995    1996    1997    1998   1999    2000     2001
-----  -----   -----   -----   -----   -----   ----   -----   -----   ------
               -4.03   34.87   18.27   11.24   3.68   89.97   -5.52   -32.89


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  50.47%


                           3rd quarter 2001:  -30.12%


           Fund's year-to-date total return as of December 31, 2001:


                                    -32.89%


                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Growth Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -36.74           5.55                   9.50
Class A Return After Taxes on Distributions(2)                  %   -36.76           1.34                   6.37
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   -22.36           4.14                   7.57
Class B Return Before Taxes(3)                                  %   -36.61           5.87                  10.74
Class C Return Before Taxes(4)                                  %   -33.92           6.14                   9.63
Russell 2000 Growth Index (reflects no deduction for fees,
 expenses or taxes)(5)                                          %    -9.23           2.87                   6.37(6)



(1) Classes A and C commenced operations on December 27, 1993. Class B commenced operations on May 31, 1995.


(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.


(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.


(6)Index return is for Classes A and C for the period beginning January 1, 1994. Index return for Class B is 6.87% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING SmallCap Growth Fund       15

                                                                         ADVISER
ING SMALLCAP OPPORTUNITIES FUND                             ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund normally invests in companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 changes. The market capitalization of companies held by the Fund as of December 31, 2001 ranged from $180 million to $3.1 billion.



The portfolio manager uses a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempts to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


 16      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


1992     1993     1994     1995     1996     1997     1998     1999     2000      2001
-----    -----    -----    -----    -----    -----    ----    ------    -----    ------
14.54    20.16    -4.86    11.34    18.16    14.92    7.59    146.94    -6.04    -33.49



(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did. The figures shown for the years 1996 to 2001 provide performance for Class A shares of the Fund. The figures shown for the years 1992 to 1995 provide performance for Class T shares of the Fund. Class T shares would have substantially similar annual returns as the Class A shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class T shares have different expenses.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  68.12%


                           3rd quarter 2001: -30.21%


           Fund's year-to-date total return as of December 31, 2001:


                                    -33.49%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -37.32         12.45                  14.12
Class A Return After Taxes on Distributions(2)()                %  -37.74          9.35                  11.50
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %  -22.36          9.26                  10.96
Class B Return Before Taxes(3)                                  %  -37.14         12.75                  14.35
Class C Return Before Taxes(4)                                  %  -34.58         12.96                  14.33
Class T Return Before Taxes(5)                                  %  -36.47         13.14                  12.24
Russell 2000 Index (reflects no deduction for fees, expenses
 or taxes)(6)                                                   %   2.49           7.52                  10.91(7)


(1) Classes A, B and C commenced operations on June 5, 1995.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.


(4) Reflects deduction of deferred sales charge of 1% for 1 year return.

(5) Reflects deduction of deferred sales charge of 4% for the 1 year return.

(6) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.


(7)Index return is for Classes A, B and C for the period beginning June 1, 1995. Index return for Class T is 11.51% for the 10 year period ended December 31, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING RESEARCH ENHANCED INDEX FUND                                             Inc
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


In managing the Fund, the portfolio managers attempt to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that they believe will outperform the index, and underweighting (or avoiding altogether) those stocks that they believe will underperform the index. In determining stock weightings, the portfolio managers use internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the portfolio managers generally include in the Fund approximately 400 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the portfolio managers expect that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index options and futures on the S&P 500 Index).

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

MARKET TRENDS -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

 18      ING Research Enhanced Index Fund

                                                ING RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


1992                       1993        1994        1995        1996        1997        1998      1999      2000      2001
----                     --------    --------    --------    --------    --------    --------    -----    ------    ------
                                                                                                 18.59    -12.79    -12.16


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  12.41%


                           3rd quarter 2001: -13.42%


           Fund's year-to-date total return as of December 31, 2001:


                                    -12.16%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -17.23           -4.82                    N/A
Class A Return After Taxes on Distributions(2)                  %  -17.23           -4.97                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -10.49           -3.87                    N/A
Class B Return Before Taxes(3)                                  %  -17.26           -4.56                    N/A
Class C Return Before Taxes(4)                                  %  -13.86           -3.61                    N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -11.88           -1.03(6)                 N/A


(1) The Fund commenced operations on December 30, 1998.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.


(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(6) Index return is for the period beginning January 1, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING Research Enhanced Index Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                              ING Investment Management Advisors
ING INTERNET FUND                                                           B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 80% of its assets in a portfolio of equity securities of U.S. and non-U.S. internet technology companies. The Fund defines internet technology companies as those companies with internet businesses or internet related consulting or services businesses, or that derive at least 50% of their total revenues or earnings from business operations in internet related hardware, software or infrastructure industries. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.


The Sub-Adviser believes that the internet is in the early stages of a period of promising growth. The internet has enabled companies to tap into new markets, use new distribution channels and do business with end users of their products all over the world without having to go through wholesalers and distributors. The Sub-Adviser believes that investment in companies related to the internet should offer substantial opportunities for long-term capital appreciation. Generally, the Sub-Adviser's overall stock selection for the Fund will be based on an assessment of a company's fundamental prospects. The Sub-Adviser anticipates, however, that a portion of the Fund's holdings will be invested in newly issued securities being sold in the primary or secondary market.

In choosing investments for the Fund, the Sub-Adviser first identifies themes which it believes will drive the internet in the future. Then, by conducting extensive fundamental research, the Sub-Adviser analyzes individual companies worldwide to identify those firms that are most likely to benefit from the selected investment themes.


PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Global Technology Fund. You could therefore ultimately hold shares of that Fund. For more information about the ING Global Technology Fund, please consult the Prospectus for the ING Global Technology Fund.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers. The Fund may also invest in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MARKET TRENDS -- from time to time, the stock market may not favor the securities that meet the Fund's disciplined investment criteria. Rather, the market could favor value-oriented stocks or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

LACK OF DIVERSIFICATION -- the Fund is classified as a non-diversified investment company, which means that, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of the Fund's assets in the securities of a smaller number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

INTERNET TECHNOLOGY RISK -- Internet and internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in internet and internet-related activities are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

 20      ING Internet Fund

                                                               ING INTERNET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                        YEAR BY YEAR TOTAL RETURN (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

   1992      1993      1994      1995      1996       1997      1998      1999      2000     2001
   ----     -------   -------   -------   -------   --------   -------   -------   ------   ------
                                                                                   -69.16   -54.32

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 2001:  53.49%


                           3rd quarter 2001: -53.26%


           Fund's year-to-date total return as of December 31, 2001:


                                    -54.32%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the @Net Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -56.93           -37.21                    N/A
Class A Return After Taxes on Distributions(2)                  %   -56.93           -38.29                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -34.67           -26.05                    N/A
Class B Return Before Taxes(3)                                  %   -56.91           -36.75                    N/A
Class C Return Before Taxes(4)                                  %   -55.02           -36.14                    N/A
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(5)                                                       %   -11.88            -5.74(6)                 N/A
@Net Index (reflects no deduction for fees, expenses or
  taxes)(7)                                                     %   -47.80           -26.22(8)                 N/A


(1) The Fund commenced operations on July 1, 1999.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3% respectively, for the 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(6)Index return is for the period beginning July 1, 1999.



(7) The @Net Index encompasses 50 companies which are key components in the development of the Internet. The Index is weighted based upon market capitalization of each of the component stocks.



(8) Index return is for the period beginning June 30, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Internet Fund       21

                                                                         ADVISER
ING FINANCIAL SERVICES FUND                                 ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of companies principally engaged in financial services. The equity securities in which the Fund invests are normally common stocks, but may also include preferred stocks, warrants, and convertible securities. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.


Financial services companies may include the following: banks; bank holding companies; investment banks; trust companies; insurance companies; insurance brokers; finance companies; securities broker-dealers; electronic trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing or managing commodities; companies that invest significantly in or deal in, financial instruments; government-sponsored financial enterprises; thrifts and savings banks; mortgage companies; title companies; conglomerates with significant interests in financial services companies; foreign financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.

The Fund may invest the remaining 20% of its assets in equity or debt securities of financial services companies or companies that are not financial services companies, and in money market instruments. The Fund may also invest in savings accounts of mutual thrifts that may allow the Fund to participate in potential future stock conversions of the thrift.


The portfolio manager emphasizes a value approach, and selects securities that are undervalued relative to the market and have potential for future growth, including securities of institutions that the portfolio manager believes are well positioned to take advantage of investment opportunities in the financial services industry.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.



RISKS OF CONCENTRATION -- because the Fund's investments are concentrated in the financial services industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of financial services companies as a group fall out of favor, the Fund could underperform funds that have greater industry diversification.


CHANGES IN INTEREST RATES -- because the profitability of financial services companies may be largely dependent on the availability and cost of capital, which fluctuates significantly in responses to changes in interest rates and general economic conditions, the value of the Fund's securities may fall when interest rates rise.

ILLIQUID SECURITIES -- if a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.


 22      ING Financial Services Fund

                                                     ING FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]

  1992    1993   1994    1995    1996    1997    1998     1999    2000    2001
  ----    ----   -----   -----   -----   -----   -----   ------   -----   -----
  32.36   7.79   -1.89   49.69   41.10   64.86   -1.83   -18.64   27.79   11.53

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to October 17, 1997, the Fund operated as a closed-end investment company. Prior to May 22, 2001, the Fund operated under a different investment strategy.

            Best and worst quarterly performance during this period:

                           3rd quarter 2000:  20.34%


                           3rd quarter 1998: -19.30%


           Fund's year-to-date total return as of December 31, 2001:


                                     11.53%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), the Standard & Poor's Major Regional Banks Index (S&P Major Regional Banks Index), the NASDAQ 100 Financial Index, and the Standard & Poor's Financial Index (S&P Financial Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                      5 YEARS               10 YEARS
                                                                    1 YEAR     (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %     5.11              12.02                 17.48
Class A Return After Taxes on Distributions(2)                  %     2.16               9.69                 14.57
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %     4.77               9.32                 13.77
Class B Return Before Taxes(3)                                  %     5.76               4.77                   N/A
S&P 500 Index (reflects no deduction for fees, expenses or
 taxes)(4)                                                      %   -11.88              10.70(5)              12.94(5)
S&P Major Regional Banks Index (reflects no deduction for
 fees, expenses or taxes)(6)                                    %    -6.65              11.14(7)              13.30(7)
NASDAQ 100 Financial Index (reflects no deduction for fees,
 expenses or taxes)(8)                                          %     5.58               9.73(9)              15.03(9)
S&P Financial Index (reflects no deduction for fees,
 expenses or taxes)(10)                                         %    -8.86              14.53(11)             18.35(11)



 (1) Class B commenced operations on October 20, 1997.


 (2) Reflects deduction of sales charge of 5.75%.


 (3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.


 (4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


 (5) Index return is for Class A for the 10 year period ended December 31, 2001. Index return for Class B is 7.02% for the period beginning November 1, 1997.


 (6) The S&P Major Regional Banks Index is an unmanaged index that measures the performance of securities of major regional banks in the S&P 500 Index.


 (7) Index return is for Class A for the 10 year period ended December 31, 2001. Index return for Class B is 5.70% for the period beginning November 1, 1997.


 (8) The NASDAQ 100 Financial Index is an unmanaged index that measures the performance of securities of the 100 largest financial companies traded on NASDAQ.


 (9) Index return is for Class A for the 10 year period ended December 31, 2001. Index return for Class B is 5.19% for the period beginning November 1, 1997.


(10) The S&P Financial Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500 Index.


(11) Index return is for Class A for the 10 year period ended December 31, 2001. Index return for Class B is 9.37% for the period beginning November 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Financial Services Fund       23

                                                                         ADVISER
ING LARGE COMPANY VALUE FUND                                ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund normally invests in companies that the Adviser considers to be undervalued compared to the overall stock market. The Adviser considers large companies to consist of the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow, or earnings, or the 1,000 largest companies, as measured by equity market capitalization. Within this universe of large, well-established companies, the Adviser will use a disciplined value approach to select investments that the Adviser considers to be undervalued compared to the overall stock market. The Adviser also analyzes candidates for investment for some catalyst or vector of change that may spark an increase in the share price.



The Fund may invest the remaining 20% of its assets in other types of securities, including foreign securities and smaller companies. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants, and exchange traded index funds (ETFs). To the degree that the Fund invests assets in non-U.S. securities, it may hedge the currency risk of these holdings with the use of forward contracts or options on currencies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities including bonds, notes, debentures, and short-term investments.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.


CHANGES IN INTEREST RATES -- the value of the Fund's convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter durations.


CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns to the Fund.


EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.


 24      ING Large Company Value Fund

                                                    ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]





1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
-----   -----   -----   -----   -----   -----   -----   -----   -----   ------
12.36   13.22   -3.11   22.57   26.46   30.36   21.42   15.54   -3.13   -14.06


---------------

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

(3)Effective March 1, 2002, the Fund changed its name to Large Company Value Fund. Prior to that date, the name of the Fund was "Pilgrim Growth and Income Fund."


            Best and worst quarterly performance during this period:

                           4th quarter 1998:  21.95%


                            3rd quarter 2001: -15.48%


           Fund's year-to-date total return as of December 31, 2001:


                                    -14.06%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)
The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -18.99              7.49                10.61
Class A Return After Taxes on Distributions(2)                  %   -19.34              4.59                 7.33
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -11.24              5.85                 7.76
Class B Return Before Taxes(3)                                  %   -18.88            -20.97                  N/A
Class C Return Before Taxes(4)                                  %   -15.57            -18.45                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(5)                                                       %   -11.88             10.70(6)             12.94(6)


(1) Class B shares of the Fund commenced operations on August 22, 2000. Class C shares of the Fund commenced operations on September 26, 2000.

(2) Reflects deductions of sales charge of 5.75%.


(3) Reflects deduction of sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.


(4) Reflects deduction of deferred sales charge of 1% for 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(6)Index return is for Class A for the 10 year period ended December 31, 2001. The index return for Class B is -17.85% for the period beginning September 1, 2000. Index return for Class C is -15.33% for the period beginning October 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Large Company Value Fund       25

                                                                         ADVISER
ING MAGNACAP FUND                                           ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks growth of capital, with dividend income as a secondary consideration.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives are established companies that meet disciplined valuation criteria and have the financial ability to have increased their dividends over the last decade. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that meet the following criteria:

- ATTRACTIVE VALUATION CHARACTERISTICS: Companies with market capitalizations above $2 billion are screened for relatively attractive valuation characteristics. Multiple valuation measures may be considered including: price to earnings ratios; price to book value ratios; price to cash flow ratios; price to sales ratios; and enterprise value to earnings before interest, taxes, depreciation and amortization. Companies selling at low valuations compared to their expected growth rates will also be considered.

- DIVIDENDS: A company must have increased its dividends or had the financial capability to have increased its dividends over the past 10 years.

- BALANCE SHEET STRENGTH: A company's long term debt is rated investment grade by at least one nationally recognized rating agency.

Candidates for investment are also analyzed for some catalyst or vector of change that may spark an increase in share price.


The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally, the Fund's investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, earnings, or assets. The remainder of the Fund's assets may be invested in equity securities that the Adviser believes have growth potential because they represent an attractive value, but which may not meet the above criteria. The Fund's investments may focus on particular sectors depending on the Adviser's perception of the market environment.


Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.


CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

 26      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                       YEAR BY YEAR TOTAL RETURNS (%)(1)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


1992  1993   1994   1995    1996    1997    1998    1999    2000    2001
----  ----   ----   -----   -----   -----   -----   -----   ----   ------
8.02  9.25   4.15   35.22   18.51   27.73   16.09   12.20   1.23   -14.46



(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


            Best and worst quarterly performance during this period:

                           4th quarter 1998:  18.93%


                            3rd quarter 2001: -14.45%


           Fund's year-to-date total return as of December 31, 2001:


                                    -14.46%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Price Index (S&P 500 Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                  %   -18.05             7.41                   10.99
Class A Return After Taxes on Distributions(3)                  %   -22.06             1.98                    7.33
Class A Return After Taxes on Distributions and Sale of Fund
Shares(3)                                                       %    -9.45             4.30                    7.89
Class B Return Before Taxes(4)                                  %   -18.68             6.66                   10.02
Class C Return Before Taxes(5)                                  %   -15.82            -3.78                     N/A
Class M Return Before Taxes(6)                                  %   -17.85             6.36                    9.70
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(7)                                                       %   -11.88            10.70(8)                12.94(8)


(1) Class C commenced operations on June 1, 1999.
(2) Class B and Class M commenced operations on July 17, 1995.
(3) Reflects deduction of sales charge of 5.75%.

(4) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(5) Reflects deduction of deferred sales charge of 1% for the 1 year return.
(6) Reflects deduction of sales charge of 3.5%.
(7) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)Index return is for Class A for the 10 year period ended December 31, 2001. Index return for Classes B and M is 13.97% for the period beginning July 1, 1995. Index return for Class C is -3.56% for the period beginning June 1, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING TAX EFFICIENT EQUITY FUND                             Delta Asset Management
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation. The Fund seeks to provide taxable investors with a high total return on an after-tax basis.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its total assets in a portfolio of equity securities whose returns fluctuate with rising and falling stock market prices. The Sub-Adviser will manage the Fund's portfolio in a manner that will attempt to reduce net realized capital gains each year. An emphasis will be placed on common stocks of companies which the Sub-Adviser believes to have superior appreciation potential. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.


In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined investment process, combining macroeconomic analysis and fundamental company research that seeks to identify growth at a reasonable price:

- The Sub-Adviser first determines the outlook for market sectors and industries based on business cycle characteristics.

- The Sub-Adviser next searches for companies with improving fundamentals and accelerating growth.

- Finally, the Sub-Adviser assesses company stock prices relative to their expected earnings growth rates and to the overall equity markets.

The Sub-Adviser attempts to minimize tax consequences to investors by focusing on non-dividend paying or low-dividend paying stocks and by reducing annual portfolio turnover.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

TAX EFFICIENT MANAGEMENT -- the Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan).

 28      ING Tax Efficient Equity Fund

                                                   ING TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                        YEAR BY YEAR TOTAL RETURN (%)(1)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


      1992        1993        1994        1995        1996        1997        1998      1999     2000     2001
    --------    --------    --------    --------    --------    --------    --------    -----    -----    -----
                                                                                        18.53    -8.21    -8.16


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  11.98%


                            3rd quarter 2001: -14.34%


           Fund's year-to-date total return as of December 31, 2001:


                                     -8.16%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)
The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -13.44            0.47                    N/A
Class A Return After Taxes on Distributions(2)                  %  -13.44            0.38                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -8.19            0.33                    N/A
Class B Return Before Taxes(3)                                  %  -13.38            0.91                    N/A
Class C Return Before Taxes(4)                                  %   -9.79            1.74                    N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -11.88           -1.03(6)                 N/A



(1) Classes A, B and C commenced operations on December 15, 1998.


(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.


(4) Reflects deduction of deferred sales charge of 1% for the 1-year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(6) Index return is for the period beginning January 1, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Tax Efficient Equity Fund       29

                                                                         ADVISER
ING CONVERTIBLE FUND                                        ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum total return, consisting of capital appreciation and current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in convertible securities. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Fund emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Fund invests may be rated below investment grade (high risk instruments), or, if not rated, may be of comparable quality. There is no minimum credit rating for securities in which the Fund may invest. Through investments in convertible securities, the Fund seeks to capture the upside potential of the underlying equities with less downside exposure.


The Fund may also invest up to 20% of its total assets in common and nonconvertible preferred stocks, and in nonconvertible debt securities, which may include high yield debt (commonly known as junk bonds) rated below investment grade, or of comparable quality if unrated. The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. Most but not all of the bonds in which the Fund invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.

In evaluating convertible securities, the Fund's Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

In analyzing specific companies for possible investment, the Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

CHANGES IN INTEREST RATES -- the value of the convertible and debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

CREDIT RISK -- the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

INABILITY TO SELL SECURITIES -- convertible securities and lower rated debt may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 30      ING Convertible Fund

                                                            ING CONVERTIBLE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


1992   1993    1994    1995    1996    1997    1998    1999    2000     2001
----   -----   -----   -----   -----   -----   -----   -----   -----   ------
               -8.23   21.67   20.29   22.58   20.86   50.20   -9.03   -12.58


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

            Best and worst quarterly performance during this period:

                            3rd quarter 1997:  14.44%


                           4th quarter 2000: -16.02%


           Fund's year-to-date total return as of December 31, 2001:


                                    -12.58%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston Convertible Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -17.62          10.77                  12.32
Class A Return After Taxes on Distributions(2)                  %   -18.61           7.01                   9.09
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -10.68           7.71                   9.09
Class B Return Before Taxes(3)                                  %   -17.37          11.22                  13.79
Class C Return Before Taxes(4)                                  %   -13.99          11.41                  12.37
First Boston Convertible Index (reflects no deduction for
fees, expenses or taxes)(5)                                     %    -6.42           8.86                   9.90(6)


(1) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.

(2) Reflects deduction of sales charge of 5.75%.


(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.


(4) Reflects deduction of deferred sales charge of 1% for 1 year return.

(5) The First Boston Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical, to those in the Fund's portfolio.


(6)Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 10.52% for the period beginning June 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Convertible Fund       31

                                                                         ADVISER
ING EQUITY AND INCOME FUND                                  ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks a balance of long-term capital appreciation and current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund's Adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally maintains 40% to 60% of its assets in debt securities of any maturity issued by corporations or other business entities and the U.S. Government and its agencies and instrumentalities, and government sponsored enterprises, and normally seeks a target allocation of 50%, although this may vary with market conditions.

The remainder of the Fund's assets are normally invested in equity securities of large companies that the Adviser believes are leaders in their industries. The Adviser considers whether these companies have a sustainable competitive edge. The portfolio managers emphasize a value approach in equity selection, and seek securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with a market capitalization of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.

A portion of the Fund's net assets (up to 35%) may be invested in high yield debt securities (commonly known as junk bonds) rated below investment grade (i.e., lower than the four-highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit quality for the high yield debt securities in which the Fund may invest. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique or in furtherance of its investment objective. The Fund may invest up to 35% of its net assets in zero coupon securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund also may invest in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.


CHANGES IN INTEREST RATES -- the value of debt securities can change in response to changes in interest rates. The value of the debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Zero coupon securities are particularly sensitive to changes in interest rates.


CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

INABILITY TO SELL SECURITIES -- high yield securities and securities of smaller companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

 32      ING Equity and Income Fund

                                                      ING EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                           [TOTAL RETURNS BAR GRAPH]


1992     1993       1994       1995     1996    1997    1998    1999    2000    2001
-----  --------   --------   --------   -----   -----   -----   -----   -----   -----
                     -6.29      23.43   16.39   20.50   23.35    8.48   -3.23   -5.19


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, a different adviser managed the Fund.

            Best and worst quarterly performance during this period:

                            3rd quarter 1997: 14.44%


                           3rd quarter 2001:  -6.86%


           Fund's year-to-date total return as of December 31, 2001:


                                     -5.19%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Standard & Poor's Barra Value Index (S&P Barra Value Index), the Lehman Aggregate Bond Index, the Lipper Balanced Fund Index and a composite index consisting of 60% S&P 500 Composite Stock Price Index (S&P 500 index) and 40% Lehman Brothers Government/Corporate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                  %   -10.66             6.87                    9.06
Class A Return After Taxes on Distributions(3)                  %   -12.33             2.92                    6.17
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %    -6.48             4.44                    6.60
Class B Return Before Taxes(4)                                  %   -10.50             7.24                    9.70
Class C Return Before Taxes(5)                                  %    -6.81             7.40                    9.11
Class T Return Before Taxes(6)                                       -9.10            -6.94                     N/A
S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(7)                                         %   -11.71             9.49(8)                12.84(8)
Lehman Aggregate Bond Index (reflects no deduction for fees,
  expenses or taxes)(9)                                         %     8.44             7.43(10)                6.91(10)
Lipper Balanced Fund Index (reflects no deduction for fees,
  expenses or taxes)(11)                                        %    -3.24             8.37(12)                9.68(12)
Composite Index (reflects no deduction for fees, expenses or
  taxes)(13)                                                    %    -3.67             9.79(14)               11.30(14)


 (1) Class T commenced operations on March 31, 2000.


 (2) Classes A and Class C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.


 (3) Reflects deduction of sales charge of 5.75%.


 (4) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.


 (5) Reflects deduction of deferred sales charge of 1% for the 1 year return.


 (6) Reflects deduction of deferred sales charge of 4% and 3% for the 1 year and since inception returns.


 (7) The S&P Barra Value Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.


 (8)Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 12.91% for the period beginning June 1, 1995. Index return for Class T is - 3.80% for the period beginning April 1, 2000.


 (9) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.


(10)Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 7.28% for the period beginning June 1, 1995. Class T is 10.15% for the period beginning April 1, 2000.


(11) The Lipper Balanced Fund Index is an unmanaged index that measures the performance of balanced funds (funds that seek current income balanced with capital appreciation).


(12)Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 10.17% for the period beginning June 1, 1995. Index return for Class T is - 2.18% for the period beginning April 1, 2000.



(13) The Composite Index consists of 60% of the S&P 500 Index and 40% Lehman Brothers Government/Corporate Bond Index. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. The Lehman Brothers Government/Corporate Bond Index is a widely recognized unmanaged index of publicly issued fixed rate U.S. Government investment grade mortgage-backed and corporate debt securities.



(14)Index return is for Classes A and C for the period beginning May 1, 1993. Index return for Class B is 11.69% for the period beginning June 1, 1995. Index return for Class T is - 4.03% for the period beginning April 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Equity and Income Fund       33

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.
       FEES YOU PAY DIRECTLY


                                                                CLASS A    CLASS B    CLASS C(1)    CLASS M(1)    CLASS T(2)
----------------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)
 Equity Growth, Equity Value and Equity & Income Funds           5.75(3)    none         none          3.50(3)       none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 Equity Growth, Equity Value and Equity & Income Funds           none(4)    5.00(5)      1.00(6)       none          4.00(7)





(1) Not all Funds offer Classes C and M. Please see page 39.



(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 39.



(3) Reduced for purchases of $50,000 and over. Please see page 40.



(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 40.



(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 40.



(6) Imposed upon redemption within 1 year from purchase. Please see page 40.



(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 40.


OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS A
                                                    DISTRIBUTION
                                                        AND                           TOTAL
                                                      SERVICE                         FUND             WAIVERS,
                                      MANAGEMENT      (12b-1)          OTHER        OPERATING       REIMBURSEMENTS         NET
FUND                                     FEE            FEES          EXPENSES      EXPENSES     AND RECOUPMENT(2)(3)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Growth + Value                 %        1.00           0.30            0.47(4)        1.77                --              1.77
 Growth Opportunities           %        0.95           0.30            0.48(4)        1.73                --              1.73
 LargeCap Growth(5)             %        0.73           0.35            0.48(4)(6)     1.56(6)             --              1.56(6)
 MidCap Growth                  %        0.75           0.35            0.34           1.44              0.01(7)           1.45
 MidCap Opportunities(5)        %        1.00           0.30            0.67(4)(8)     1.97(8)          -0.47              1.50(8)
 SmallCap Growth                %        1.00           0.35            0.37           1.72              0.01(7)           1.73
 SmallCap Opportunities(5)      %        1.00           0.30            0.36(4)(9)     1.66(9)             --              1.66(9)
 Research Enhanced Index        %        0.70           0.30            0.45(4)        1.45                --              1.45
 Internet                       %        1.25           0.35            1.03(4)        2.63             -1.01              1.62
 Financial Services             %        0.73           0.25            0.44           1.42                --              1.42
 Large Company Value(5)         %        0.63           0.25            0.54(4)(10)    1.42(10)            --              1.42(10)
 MagnaCap(5)                    %        0.72           0.30            0.28(11)       1.30(11)            --              1.30(11)
 Tax Efficient Equity           %        0.80           0.35            0.63(4)        1.78             -0.38              1.40
 Convertible                    %        0.75           0.35            0.40(4)        1.50              0.01(7)           1.51
 Equity and Income              %        0.75           0.35            0.52(4)        1.62             -0.30              1.32


 34      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS B
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES          EXPENSES      EXPENSES      RECOUPMENTS(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Growth + Value                     %        1.00           1.00            0.47(4)        2.47              --            2.47
 Growth Opportunities               %        0.95           1.00            0.48(4)        2.43              --            2.43
 LargeCap Growth(5)                 %        0.73           1.00            0.48(4)(6)     2.21(6)           --            2.21(6)
 MidCap Growth                      %        0.75           1.00            0.34           2.09            0.01(7)         2.10
 MidCap Opportunities(5)            %        1.00           1.00            0.67(4)(8)     2.67(8)        -0.47            2.20(8)
 SmallCap Growth                    %        1.00           1.00            0.37           2.37            0.01(7)         2.38
 SmallCap Opportunities(5)          %        1.00           1.00            0.36(4)(9)     2.36(9)           --            2.36(9)
 Research Enhanced Index            %        0.70           1.00            0.45(4)        2.15              --            2.15
 Internet                           %        1.25           1.00            1.03(4)        3.28           -0.96            2.32
 Financial Services                 %        0.73           1.00            0.44           2.17              --            2.17
 Large Company Value(5)             %        0.63           1.00            0.54(4)(10)    2.17(10)          --            2.17(10)
 MagnaCap(5)                        %        0.72           1.00            0.28(11)       2.00(11)          --            2.00(11)
 Tax Efficient Equity               %        0.80           1.00            0.63(4)        2.43           -0.38            2.05
 Convertible                        %        0.75           1.00            0.40(4)        2.15            0.01(7)         2.16
 Equity and Income                  %        0.75           1.00            0.52(4)        2.27           -0.30            1.97



CLASS C
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES          EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Growth + Value                     %        1.00           1.00            0.47(4)        2.47              --            2.47
 Growth Opportunities               %        0.95           1.00            0.48(4)        2.43              --            2.43
 LargeCap Growth(5)                 %        0.73           1.00            0.48(4)(6)     2.21(6)           --            2.21(6)
 MidCap Growth                      %        0.75           1.00            0.34           2.09            0.01(7)         2.10
 MidCap Opportunities(5)            %        1.00           1.00            0.67(4)(8)     2.67(8)        -0.47            2.20(8)
 SmallCap Growth                    %        1.00           1.00            0.37           2.37            0.01(7)         2.38
 SmallCap Opportunities(5)          %        1.00           1.00            0.36(4)(9)     2.36(9)           --            2.36(9)
 Research Enhanced Index            %        0.70           1.00            0.45(4)        2.15              --            2.15
 Internet                           %        1.25           1.00            1.03(4)        3.28           -0.96            2.32
 Large Company Value(5)             %        0.63           1.00            0.54(4)(10)    2.17(10)          --            2.17(10)
 MagnaCap(5)                        %        0.72           1.00            0.28(11)       2.00(11)          --            2.00(11)
 Tax Efficient Equity               %        0.80           1.00            0.63(4)        2.43           -0.38            2.05
 Convertible                        %        0.75           1.00            0.40(4)        2.15            0.01(7)         2.16
 Equity and Income                  %        0.75           1.00            0.52(4)        2.27           -0.30            1.97


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)


(as a % of average net assets)



CLASS M
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES          EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 MagnaCap(5)                        %        0.72           0.75            0.28(11)       1.75(11)          --            1.75(11)

CLASS T
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES          EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Growth Opportunities               %        0.95           0.95            0.48(4)        2.38              --            2.38
 SmallCap Opportunities(5)          %        1.00           0.95            0.36(4)(9)     2.31(9)           --            2.31(9)
 Equity and Income                  %        0.75           0.75            0.53(4)        2.03           -0.31            1.72


--------------------------------------------------------------------------------

 (1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses for its most recent complete fiscal year, as adjusted for contractual changes, and fee waivers to which the Adviser has agreed for each Fund.


 (2) ING Investments has entered into written expense limitation agreements with each Fund which it advises (except MagnaCap, Financial Services, Research Enhanced Index, Growth Opportunities, Growth + Value, and SmallCap Opportunities Funds), under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Investments is shown under the heading "Waivers, Reimbursements and Recoupment." For MidCap Opportunities Fund, the amount shown under the heading "Waivers, Reimbursements and Recoupment" reflects the amount proposed to be waived under the Fund's expense limitation agreement. For each Fund, except the Tax Efficient Equity, Internet, Large Company Value and MidCap Opportunities Funds, the expense limit will continue through at least November 1, 2002. For the Tax Efficient Equity and Internet Funds, the expense limits will continue through at least May 31, 2003. For Large Company Value Fund the expense limit will continue through at least July 26, 2002. For MidCap Opportunities Fund the expense limit will continue through at least January 1, 2004. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.


 (3) This includes a waiver of 0.10% of Distribution Fee for Tax Efficient Equity and Internet Funds for Class A only.


 (4)ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.



 (5) Effective February 23, 2001 and March 23, 2001, certain funds merged with MagnaCap, Large Company Value, LargeCap Growth, MidCap Opportunities and SmallCap Opportunities Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.



 (6) Excludes one-time merger fees of 0.01%, 0.01% and 0.01% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into LargeCap Growth Fund.



 (7)Amount recouped by ING Investments pursuant to the Expense Limitation Agreement between the Fund and ING Investments.


 (8) Excludes one-time merger fees of 0.09%, 0.09% and 0.09% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into MidCap Opportunities Fund.

 (9) Excludes one-time merger fees of 0.03%, 0.03%, 0.03% and 0.03% for Class A, B, C and T, respectively, incurred in connection with the merger of another investment company into SmallCap Opportunities Fund.


(10)Excludes one-time merger fees of 0.06%, 0.06% and 0.06% for Class A, B and C, respectively, incurred in connection with the merger of another investment company into Large Company Value Fund.



(11)Excludes one-time merger fees of 0.01%, 0.01%, 0.01% and 0.01% for Class A, B, C and M, respectively, incurred in connection with the merger of another investment company into MagnaCap Fund.


 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       EXAMPLES
       The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A


FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 Growth + Value                                                 $     745        1,100       1,479       2,539
 Growth Opportunities                                           $     741        1,089       1,460       2,499
 LargeCap Growth                                                $     725        1,039       1,376       2,325
 MidCap Growth                                                  $     713        1,004       1,317       2,200
 MidCap Opportunities                                           $     719        1,070       1,492       2,665
 SmallCap Growth                                                $     740        1,086       1,455       2,488
 SmallCap Opportunities                                         $     734        1,068       1,425       2,427
 Research Enhanced Index                                        $     714        1,007       1,322       2,210
 Internet                                                       $     826        1,345       1,890       3,368
 Financial Services                                             $     711          999       1,307       2,179
 Large Company Value                                            $     711          999       1,307       2,179
 MagnaCap                                                       $     700          963       1,247       2,053
 Tax Efficient Equity                                           $     745        1,103       1,484       2,549
 Convertible                                                    $     719        1,022       1,346       2,263
 Equity and Income                                              $     730        1,057       1,406       2,386


CLASS B


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Growth + Value                           $   750       1,070      1,516      2,634       250         770      1,316      2,634
 Growth Opportunities                     $   746       1,058      1,496      2,593       246         758      1,296      2,593
 LargeCap Growth                          $   724         991      1,385      2,380       224         691      1,185      2,380
 MidCap Growth                            $   712         955      1,324      2,255       212         655      1,124      2,255
 MidCap Opportunities                     $   723       1,038      1,529      2,761       223         738      1,329      2,761
 SmallCap Growth                          $   740       1,039      1,465      2,545       240         739      1,265      2,545
 SmallCap Opportunities                   $   739       1,036      1,460      2,522       239         736      1,260      2,522
 Research Enhanced Index                  $   718         973      1,354      2,305       218         673      1,154      2,305
 Internet                                 $   831       1,310      1,912      3,429       331       1,010      1,712      3,429
 Financial Services                       $   720         979      1,364      2,313       220         679      1,164      2,313
 Large Company Value                      $   720         979      1,364      2,313       220         679      1,164      2,313
 MagnaCap                                 $   703         927      1,278      2,147       203         627      1,078      2,147
 Tax Efficient Equity                     $   746       1,058      1,496      2,606       246         758      1,296      2,606
 Convertible                              $   718         973      1,354      2,318       218         673      1,154      2,318
 Equity and Income                        $   730       1,009      1,415      2,442       230         709      1,215      2,442


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

CLASS C


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Growth + Value                           $   350         770      1,316      2,806       250         770      1,316      2,806
 Growth Opportunities                     $   346         758      1,296      2,766       246         758      1,296      2,766
 LargeCap Growth                          $   324         691      1,185      2,544       224         691      1,185      2,544
 MidCap Growth                            $   312         655      1,124      2,421       212         655      1,124      2,421
 MidCap Opportunities                     $   323         738      1,329      2,931       223         738      1,329      2,931
 SmallCap Growth                          $   340         739      1,265      2,706       240         739      1,265      2,706
 SmallCap Opportunities                   $   339         736      1,260      2,696       239         736      1,260      2,696
 Research Enhanced Index                  $   318         673      1,154      2,483       218         673      1,154      2,483
 Internet                                 $   431       1,010      1,712      3,576       331       1,010      1,712      3,576
 Large Company Value                      $   320         680      1,166      2,506       220         680      1,166      2,506
 MagnaCap                                 $   303         627      1,078      2,327       203         627      1,078      2,327
 Tax Efficient Equity                     $   346         758      1,296      2,766       246         758      1,296      2,766
 Convertible                              $   318         673      1,154      2,483       218         673      1,154      2,483
 Equity and Income                        $   330         709      1,215      2,605       230         709      1,215      2,605


CLASS M

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 MagnaCap                                                       $     522          882       1,266       2,340

CLASS T


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Growth Opportunities                     $   641         942      1,270      2,555       241         742      1,270      2,555
 SmallCap Opportunities                   $   634         921      1,235      2,483       234         721      1,235      2,483
 Equity and Income                        $   605         834      1,088      2,245       205         634      1,088      2,245


 38      What You Pay to Invest

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25% to 0.35% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A contingent deferred sales charge, as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A 1% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

- Not offered by Financial Services Fund.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

- Offered only by MagnaCap Fund.

CLASS T

- No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T shares of another Fund.

- Distribution and service (12b-1) fees of 0.75 to 0.95% (varies by Fund).

- A contingent deferred sales charge, as described on the next page.

- Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.

- Offered only by Growth Opportunities Fund, SmallCap Opportunities Fund and Equity and Income Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION


CLASS A(1)(2)


Class A shares of the Funds are sold subject to the following sales charge:

                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $1,000,000           2.00            2.04
 $1,000,000 and over                             See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.


(2)Shareholders that purchased funds that were part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.



INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge (CDSC) if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:


                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year


CLASS B, CLASS C AND CLASS T



Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:



CLASS B DEFERRED SALES CHARGE(3)


                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none


(3) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different CDSC. Please see the SAI for further information.


CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none


CLASS M



Class M shares of the Funds are sold subject to the following sales charge.



                                    MAGNACAP FUND
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.50            3.63
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             1.50            1.52
 $250,000 - $499,999             1.00            1.01
 $500,000 and over               none            none


CLASS T DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     4%
 2nd year                                                     3
 3rd year                                                     2
 4th year                                                     1
 After 4th year                                            none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.



 40      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.


- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the Money Market and Classic Money Market Funds) you already own to the amount of your next purchase for purposes of calculating the sales charge.


- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.


See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Services Representative for more information.


CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.


If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Services Representative.



REINSTATEMENT PRIVILEGE. If you sell Class B, Class C or Class T shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Services Representative. Consult the SAI for more information.



SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Services Representative, or see the SAI.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


The minimum initial investment amounts for the ING Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.



                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the Fund and mail
                    investment               them to the address on
                    professional on the      the account statement.
                    New Account              Remember to write your
                    Application.             account number on the
                                             check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    -------------------
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 42      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.




                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       43

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for Lexington Money Market Trust and Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the money market funds for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Classic Money Market or Money Market Funds. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired. You should review the prospectus of the ING Fund into which you intend to exchange your shares.



If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are

 44      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

In addition to the Funds available in this prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.



CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND



You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares of the original ING Fund.


SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS


Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and select Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.


PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy policy that accompanies this Prospectus.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       45

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------


ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), formerly ING Pilgrim Investments LLC (ING Pilgrim), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


Organized in December 1994, ING is registered with the SEC as an investment adviser. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC (IMFC) served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Investments, merged with ING Investments.


As of December 31, 2001, ING managed over $17.6 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                      MANAGEMENT
                        FUND                             FEE
Growth + Value                                          1.00%
Growth Opportunities                                     0.95
LargeCap Growth                                          0.73
MidCap Growth                                            0.75
MidCap Opportunities                                     1.00
SmallCap Growth                                          1.00
SmallCap Opportunities                                   1.00
Research Enhanced Index                                  0.70
Internet                                                 1.25
Financial Services                                       0.73
Large Company Value                                      0.63
MagnaCap                                                 0.72
Tax Efficient Equity                                     0.80
Convertible                                              0.75
Equity and Income                                        0.75

ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

GROWTH OPPORTUNITIES FUND, LARGECAP GROWTH FUND, MIDCAP OPPORTUNITIES FUND AND MIDCAP GROWTH FUND.

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund, LargeCap Growth Fund, MidCap Opportunities Fund and MidCap Growth Fund.


Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998, Growth Opportunities Fund since November 1998, MidCap Growth Fund since April 2000, and LargeCap Growth Fund since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.



Jeffrey Bernstein, Senior Vice President of ING, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998, Growth Opportunities Fund since November 1998, and MidCap Growth Fund since April 2000. Mr. Bernstein has served as Co-Portfolio Manager of LargeCap Growth Fund since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.


SMALLCAP OPPORTUNITIES FUND AND SMALLCAP GROWTH FUND

Mary Lisanti, whose background is described above, has served as a manager of the SmallCap Opportunities Fund since July 1998 and SmallCap Growth Fund since April 2000.

LARGE COMPANY VALUE FUND


Thomas Jackson, Senior Vice President and Senior Portfolio Manager for value equity strategies at ING, has served as Portfolio Manager of Large Company Value Fund since June 2001. Prior to joining ING Pilgrim in June 2001, Mr. Jackson was a Managing Director at Prudential Investments (April 1990 through December
2000). Prior to April 1990, Mr. Jackson was Co-Chief Investment Officer and Managing Director at Century Capital Associates and Red Oak Advisors Inc.


FINANCIAL SERVICES FUND

The following individuals share responsibility for the day-to-day management of the Financial Services Fund:


Robert M. Kloss, Vice President of ING, has served as Co-Portfolio Manager of Financial Services Fund since January 2001. Mr. Kloss has served as an Equity Analyst and Portfolio Manager for ING Pilgrim since 1998. From 1995 to 1998, he served as a Product Manager for the Pilgrim Advisory Funds.


 46      Management of the Funds

ADVISER                                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


Steven L. Rayner, Vice President of ING, has served as Co-Portfolio Manager of Financial Services Fund since January 2001. Formerly, Mr. Rayner served as the primary analyst for the Fund from June 1995 until January 2001. He held the same position at ING Pilgrim's predecessor Pilgrim America Investments Inc. from 1993 to 1994.



Mary Lisanti, whose background is described above, has oversight for the Fund's strategy.


MAGNACAP FUND

Thomas Jackson, whose background is described above, has served as Portfolio Manager of MagnaCap Fund since June 2001.


Howard Kornblue, Senior Vice President, Senior Portfolio Manager and Director of Value Strategies for ING, has served as Auxiliary Portfolio Manager of the MagnaCap Fund since June 2001. Mr. Kornblue served as Portfolio Manager of the MagnaCap Fund from 1989 until January 2001.


EQUITY AND INCOME FUND

The following individuals share responsibility for the day-to-day management of the Equity and Income Fund:

Thomas Jackson, whose background is described above, has served as Portfolio Manager of the equity portion of the Equity and Income Fund since June 2001.


Robert K. Kinsey, Vice President of ING, has served as a Portfolio Manager of Equity and Income Fund since May 24, 1999. Mr. Kinsey manages Equity and Income Fund's assets that are invested in fixed income assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.



Edwin Schriver, Senior Vice President of ING, has served as a Senior Portfolio Manager of the high yield portion of the Equity and Income Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.


CONVERTIBLE FUND


Andrew Chow, Vice President of ING, has served as a Portfolio Manager of Convertible Fund since October 1, 2000. Prior to joining ING Pilgrim, Mr. Chow was the portfolio manager of the Conseco Convertible Securities Fund from 1998 until 2000. He joined Conseco in 1991 where he was also responsible for managing convertible securities accounts.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       47

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

RESEARCH ENHANCED INDEX FUND

AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc. (Aeltus) serves as Sub-Adviser to the Research Enhanced Index Fund. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of December 31, 2001, Aeltus managed over $41.8 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.



Hugh T. M. Whelan and Douglas E. Cote share the responsibility for the day-to-day management of the Research Enhanced Index Fund.


Mr. Whelan has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, he has served as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities since 1994.


Mr. Cote has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, Mr. Cote has served as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.


TAX EFFICIENT EQUITY FUND

DELTA ASSET MANAGEMENT


Delta Asset Management (Delta) serves as Sub-Adviser to the Tax Efficient Equity Fund. Delta is a division of Furman Selz Capital Management LLC (FSCM), an SEC registered investment adviser. Delta manages over $4 billion for institutions and high net worth individuals. Delta's principal address is 333 South Grand Avenue, Los Angeles, CA 90071.



Robert Sandroni, Carl Goldsmith and Marla K. Ryan have primary responsibility for managing the Fund. Mr. Sandroni and Mr. Goldsmith have been investment professionals with Delta since 1991, and each has over 20 years of investment experience. Ms. Ryan has been an investment professional with Delta since 1998 and has over 10 years of investment experience.


GROWTH + VALUE FUND

NAVELLIER FUND MANAGEMENT, INC.


A registered investment adviser, Navellier Fund Management Inc. (Navellier) serves as Sub-Adviser to the Growth + Value Fund. Navellier and its affiliate, Navellier & Associates, Inc., manage over $4.4 billion for institutions, pension funds and high net worth individuals. Navellier's principal address is 1 East Liberty, Third Floor, Reno, Nevada 89501.


Louis Navellier has managed the ING Growth + Value Fund since the Fund was formed in November 1996. Mr. Navellier has over 19 years of investment management experience and is the principal owner of Navellier & Associates, Inc., a registered investment adviser that manages investments for institutions, pension funds and high net worth individuals. Mr. Navellier's investment newsletter, MPT Review, has been published for over 19 years and is widely renowned throughout the investment community.

INTERNET FUND

ING INVESTMENT MANAGEMENT ADVISORS B.V.


A registered investment adviser, ING Investment Management Advisors B.V. (IIMA) serves as Sub-Adviser to the Internet Fund. As of December 31, 2001, IIMA manages over $104 billion for entities affiliated and unaffiliated with Group. IIMA's principal address is Schenkkede 65, 2595 AS The Hague, The Netherlands.


Mr. Guy Uding has primary responsibility for managing the Fund and heads a three-member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995 and has five years of investment experience.


 48      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:


ANNUALLY(1)                  SEMI-ANNUALLY(1)   QUARTERLY(2)
-----------                  ----------------   ------------
Growth + Value               Large Company      Convertible
Growth Opportunities           Value            Equity and
LargeCap Growth              MagnaCap           Income
MidCap Growth
MidCap Opportunities
SmallCap Growth
SmallCap Opportunities
Research Enhanced Index
Internet
Financial Services
Tax Efficient Equity


(1) Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C, M or T shares of a Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.


TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       49

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).


Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS


INVESTMENTS IN FOREIGN SECURITIES (INTERNET, LARGE COMPANY VALUE, MAGNACAP, AND EQUITY AND INCOME FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT LARGECAP GROWTH, RESEARCH ENHANCED INDEX AND MAGNACAP FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



HIGH YIELD SECURITIES (CONVERTIBLE AND EQUITY AND INCOME FUNDS). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile than other high yield securities. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



CORPORATE DEBT SECURITIES (FINANCIAL SERVICES, LARGE COMPANY VALUE, MAGNACAP, CONVERTIBLE, AND EQUITY AND INCOME FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately


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4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

CONVERTIBLE SECURITIES (GROWTH + VALUE, FINANCIAL SERVICES, LARGE COMPANY VALUE, MAGNACAP, CONVERTIBLE AND EQUITY AND INCOME FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


OTHER INVESTMENT COMPANIES (EQUITY AND INCOME FUND). The Fund may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.


INTERESTS IN LOANS (EQUITY AND INCOME FUND). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


DERIVATIVES (RESEARCH ENHANCED INDEX, LARGE COMPANY VALUE AND EQUITY AND INCOME FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



PORTFOLIO TURNOVER. ALL FUNDS (EXCEPT MAGNACAP AND TAX EFFICIENT EQUITY FUNDS) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT LARGECAP GROWTH, RESEARCH ENHANCED INDEX, AND MAGNACAP FUNDS). The Funds may invest in small and mid capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.



NON-DIVERSIFIED INVESTMENT COMPANIES (INTERNET FUND). The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.



CONCENTRATION (FINANCIAL SERVICES AND INTERNET FUNDS). The Funds concentrate (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.



LENDING PORTFOLIO SECURITIES (LARGECAP GROWTH AND CONVERTIBLE FUNDS). In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 30% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       51

MORE INFORMATION ABOUT RISKS
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MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


OTHER RISKS

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.


RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities (except MagnaCap Fund may not invest in restricted securities). If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the


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Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.


PERCENTAGE AND RATING LIMITATIONS Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

 54      Financial Highlights

FINANCIAL HIGHLIGHTS                                     ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------


For the seven months ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001 the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                     CLASS A
                                        -----------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED       SEVEN MONTHS
                                        NOVEMBER 30,      ENDED             YEAR ENDED OCTOBER 31,
                                            2001         MAY 31,      -----------------------------------
                                        (UNAUDITED)      2001(1)       2000      1999     1998    1997(2)
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                             $        13.88          24.91       19.76    10.44    12.15    10.00
 Income from investment
 operations:
 Net investment loss                $        -0.05          -0.13       -0.20    -0.17    -0.11    -0.05
 Net realized and unrealized gain
 (loss) on investments              $        -2.71          -8.68        7.81     9.49    -1.42     2.20
 Total from investment operations   $        -2.76          -8.81        7.61     9.32    -1.53     2.15
 Less distributions from:
 Net realized gain on investments   $           --           2.16        2.46       --     0.18       --
 Tax return of capital              $           --           0.06          --       --       --       --
 Total distributions                $           --           2.22        2.46       --     0.18       --
 Net asset value, end of period     $        11.12          13.88       24.91    19.76    10.44    12.15
 TOTAL RETURN(3):                   %       -19.88         -38.02       40.18    89.27   -12.63    21.50
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)   $      113,338        160,251     257,601   81,225   33,425   34,346
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                   %         1.71           1.77        1.57     1.69     1.72     1.84(5)
 Gross expenses prior to expense
 reimbursement(4)                   %         1.71           1.77        1.57     1.69     1.72     1.86
 Net investment loss after
 expense reimbursement(4)           %        -1.17          -1.52       -1.22    -1.30    -0.92    -0.94(5)
 Portfolio turnover rate            %           93             95         163      197      162      144

                                                                    CLASS B
                                   -------------------------------------------------------------------------
                                    SIX MONTHS
                                      ENDED       SEVEN MONTHS
                                   NOVEMBER 30,      ENDED                 YEAR ENDED OCTOBER 31,
                                       2001         MAY 31,      -------------------------------------------
                                   (UNAUDITED)      2001(1)       2000      1999      1998     1997(2)
---------------------------------  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 13.36          24.17       19.34     10.29     12.08    10.00
 Income from investment
 operations:
 Net investment loss                    -0.12          -0.19       -0.36     -0.27     -0.16    -0.08
 Net realized and unrealized gain
 (loss) on investments                  -2.57          -8.40        7.65      9.32     -1.45     2.16
 Total from investment operations       -2.69          -8.59        7.29      9.05     -1.61     2.08
 Less distributions from:
 Net realized gain on investments          --           2.16        2.46        --      0.18       --
 Tax return of capital                     --           0.06          --        --        --       --
 Total distributions                       --           2.22        2.46        --      0.18       --
 Net asset value, end of period         10.67          13.36       24.17     19.34     10.29    12.08
 TOTAL RETURN(3):                      -20.14         -38.31       39.33     87.95    -13.38    20.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)     236,777        326,139     507,282   227,227   105,991   76,608
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                        2.41           2.47        2.27      2.39      2.45     2.55(5)
 Gross expenses prior to expense
 reimbursement(4)                        2.41           2.47        2.27      2.39      2.45     2.57
 Net investment loss after
 expense reimbursement(4)               -1.87          -2.22       -1.92     -2.00     -1.67    -1.68(5)
 Portfolio turnover rate                   93             95         163       197       162      144



                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED       SEVEN MONTHS
                                                          NOVEMBER 30,      ENDED                YEAR ENDED OCTOBER 31,
                                                              2001         MAY 31,      -----------------------------------------
                                                          (UNAUDITED)      2001(1)       2000      1999     1998    1997(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         13.35          24.16       19.33    10.29    12.08    10.00
 Income from investment operations:
 Net investment loss                                 $         -0.11          -0.19       -0.33    -0.26    -0.16    -0.08
 Net realized and unrealized gain (loss) on
 investments                                         $         -2.58          -8.40        7.62     9.30    -1.45     2.16
 Total from investment operations                    $         -2.69          -8.59        7.29     9.04    -1.61     2.08
 Less distributions from:
 Net realized gain on investments                    $            --           2.16        2.46       --     0.18       --
 Tax return of capital                               $            --           0.06          --       --       --       --
 Total distributions                                 $            --           2.22        2.46       --     0.18       --
 Net asset value, end of period                      $         10.66          13.35       24.16    19.33    10.29    12.08
 TOTAL RETURN(3):                                    %        -20.15         -38.33       39.35    87.85   -13.38    20.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                    $       133,123        183,037     280,484   84,391   37,456   26,962
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)         %          2.41           2.47        2.27     2.40     2.46     2.56(5)
 Gross expenses prior to expense reimbursement(4)    %          2.41           2.47        2.27     2.40     2.46     2.58
 Net investment loss after expense
 reimbursement(4)                                    %         -1.87          -2.22       -1.92    -2.01    -1.69    -1.70(5)
 Portfolio turnover rate                             %            93             95         163      197      162      144


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) The Fund commenced operations on November 18, 1996.



(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5)Expenses are calculations net of adviser reimbursement.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                ING Growth + Value Fund       55

ING GROWTH OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                                 CLASS A
                                              ------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED       FIVE MONTHS
                                              NOVEMBER 30,      ENDED                   YEAR ENDED DECEMBER 31,
                                                  2001         MAY 31,     -------------------------------------------------
                                              (UNAUDITED)      2001(1)      2000      1999      1998     1997          1996
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $       18.63          25.45       33.17     26.06    21.26    17.92         15.53
 Income from investment operations:
 Net investment income (loss)             $       -0.18          -0.11       -0.21     -0.15    -0.08     0.03          0.02
 Net realized and unrealized gain
 (loss) on investments                    $       -4.11          -6.71       -6.02     20.10     5.09     4.16          3.18
 Total from investment operations         $       -4.29          -6.82       -6.23     19.95     5.01     4.19          3.20
 Less distributions from:
 Net realized gain on investments         $          --             --        1.49     12.84     0.21     0.85          0.81
 Total distributions                      $          --             --        1.49     12.84     0.21     0.85          0.81
 Net asset value, end of period           $       14.34          18.63       25.45     33.17    26.06    21.26         17.92
 TOTAL RETURN(2):                         %      -23.03         -26.80      -19.11     93.26    23.61    23.59         20.54
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $     107,627        158,754     206,590   101,260   29,358    9,334         4,750
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                         %        1.80           1.73        1.46      1.39     1.37     1.37(4)       1.50(4)
 Gross expenses prior to expense
 reimbursement(3)                         %        1.80           1.73        1.46      1.39     1.37     1.40          1.56
 Net investment income (loss) after
 expense reimbursement(3)                 %       -1.65          -1.34       -0.86     -0.98    -0.47     0.04(4)       0.11(4)
 Portfolio turnover rate                  %         251            217         326       286       98       32            62

                                                                         CLASS B
                                         ------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED       FIVE MONTHS
                                         NOVEMBER 30,      ENDED                YEAR ENDED DECEMBER 31,
                                             2001         MAY 31,     -------------------------------------------
                                         (UNAUDITED)      2001(1)      2000      1999      1998    1997     1996
---------------------------------------  ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        17.58          24.09       31.70     25.46    20.93   17.76    15.50
 Income from investment operations:
 Net investment income (loss)                -0.25          -0.17       -0.35     -0.18    -0.23   -0.15    -0.06
 Net realized and unrealized gain
 (loss) on investments                       -3.84          -6.34       -5.77     19.26     4.97    4.17     3.13
 Total from investment operations            -4.09          -6.51       -6.12     19.08     4.74    4.02     3.07
 Less distributions from:
 Net realized gain on investments               --             --        1.49     12.84     0.21    0.85     0.81
 Total distributions                            --             --        1.49     12.84     0.21    0.85     0.81
 Net asset value, end of period              13.49          17.58       24.09     31.70    25.46   20.93    17.76
 TOTAL RETURN(2):                           -23.26         -27.02      -19.66     91.84    22.69   22.84    19.74
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          111,149        162,106     224,299    88,305   15,480   8,815    4,444
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                             2.50           2.43        2.16      2.10     2.13    2.14     2.20(4)
 Gross expenses prior to expense
 reimbursement(3)                             2.50           2.43        2.16      2.10     2.13    2.14     2.24
 Net investment income (loss) after
 expense reimbursement(3)                    -2.35          -2.04       -1.56     -1.69    -1.26   -0.95    -0.55(4)
 Portfolio turnover rate                       251            217         326       286       98      32       62


                                                                       CLASS C
                                       ------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED       FIVE MONTHS
                                       NOVEMBER 30,      ENDED                YEAR ENDED DECEMBER 31,
                                           2001         MAY 31,     -------------------------------------------
                                       (UNAUDITED)      2001(1)      2000      1999      1998     1997    1996
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
 period                          $         17.62         24.13        31.75     25.48    20.91    17.76   15.50
 Income from investment
 operations:
 Net investment income (loss)    $         -0.25         -0.17        -0.31     -0.10    -0.27    -0.13   -0.05
 Net realized and unrealized
 gain (loss) on investments      $         -3.85         -6.34        -5.82     19.21     5.05     4.13    3.12
 Total from investment
 operations                      $         -4.10         -6.51        -6.13     19.11     4.78     4.00    3.07
 Less distributions from:
 Net realized gain on
 investments                     $            --            --         1.49     12.84     0.21     0.85    0.81
 Total distributions             $            --            --         1.49     12.84     0.21     0.85    0.81
 Net asset value, end of period  $         13.52         17.62        24.13     31.75    25.48    20.91   17.76
 TOTAL RETURN(2):                 %       -23.27        -26.98       -19.65     91.90    22.90    22.73   19.74
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000s)                          $        62,709        93,537      130,389    21,006    1,625    1,152     365
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                 %         2.50          2.43         2.16      2.10     2.13     2.17    2.20(4)
 Gross expenses prior to
 expense reimbursement(3)         %         2.50          2.43         2.16      2.10     2.13     2.17    2.35
 Net investment income (loss)
 after expense reimbursement(3)   %        -2.35         -2.04        -1.56     -1.69    -1.24    -1.00   -0.57(4)
 Portfolio turnover rate          %          251           217          326       286       98       32      62

                                                                  CLASS T
                                 -------------------------------------------------------------------------
                                  SIX MONTHS
                                    ENDED       FIVE MONTHS
                                 NOVEMBER 30,      ENDED                YEAR ENDED DECEMBER 31,
                                     2001         MAY 31,     --------------------------------------------
                                 (UNAUDITED)      2001(1)      2000      1999      1998     1997     1996
-------------------------------  -------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
 period                              17.73         24.29        31.93     25.59    21.02    17.82    15.53
 Income from investment
 operations:
 Net investment income (loss)        -0.43         -0.17        -0.50     -0.39    -0.36    -0.17    -0.06
 Net realized and unrealized
 gain (loss) on investments          -3.69         -6.39        -5.65     19.57     5.14     4.22     3.16
 Total from investment
 operations                          -4.12         -6.56        -6.15     19.18     4.78     4.05     3.10
 Less distributions from:
 Net realized gain on
 investments                            --            --         1.49     12.84     0.21     0.85     0.81
 Total distributions                    --            --         1.49     12.84     0.21     0.85     0.81
 Net asset value, end of period      13.61         17.73        24.29     31.93    25.59    21.02    17.82
 TOTAL RETURN(2):                   -23.24        -27.01       -19.60     91.72    22.79    22.94    19.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000s)                             17,755        29,666       48,095    83,772   52,023   73,674   70,406
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                     2.45          2.38         2.11      2.03     2.05     2.03     2.00(4)
 Gross expenses prior to
 expense reimbursement(3)             2.45          2.38         2.11      2.03     2.05     2.03     2.04
 Net investment income (loss)
 after expense reimbursement(3)      -2.30         -1.99        -1.51     -1.62    -1.19    -0.81    -3.05(4)
 Portfolio turnover rate               251           217          326       286       98       32       62


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(3) Annualized for periods less than a year.


(4) Expenses calculated net of taxes and advisory reimbursement.


 56      ING Growth Opportunities Fund

FINANCIAL HIGHLIGHTS                                    ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------


For the eleven months ended May 31, 2001, the year ended June 30, 2000, and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999 the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                     CLASS A
                                      ---------------------------------------------------------------------
                                       SIX MONTHS    ELEVEN                THREE
                                         ENDED       MONTHS      YEAR      MONTHS      YEAR       JULY 21,
                                      NOVEMBER 30,    ENDED     ENDED      ENDED       ENDED     1997(3) TO
                                          2001       MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,
                                      (UNAUDITED)    2001(1)     2000     1999(2)      1999         1998
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
 period                           $       24.40        43.12     28.09      24.94      15.73       12.50
 Income from investment
 operations:
 Net investment loss              $       -0.06        -0.20     -0.22      -0.02      -0.08       -0.03
 Net realized and unrealized
 gain (loss) on investments       $       -4.53       -18.05     15.63       3.17       9.77        3.29
 Total from investment
 operations                       $       -4.59       -18.25     15.41       3.15       9.69        3.26
 Less distributions from:
 Net investment income            $        0.00*          --        --         --         --          --
 Net realized gain on
 investments                      $          --         0.47      0.38         --       0.48        0.03
 Total distributions                       0.00*        0.47      0.38         --       0.48        0.03
 Net asset value, end of period   $       19.81        24.40     43.12      28.09      24.94       15.73
 TOTAL RETURN(4):                 %      -18.79       -42.67     55.35      12.63      63.06       62.35
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                          $     111,934      161,824   186,261     30,108     12,445       4,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement
 (recoupment)(5)(6)               %        1.52         1.47      1.36       1.43       1.59        1.60
 Gross expenses prior to
 expense reimbursement
 (recoupment)(5)                  %        1.52         1.47      1.36       1.45       2.24        4.70
 Net investment loss after
 expense reimbursement
 (recoupment)(5)(6)               %       -0.99        -0.78     -0.87      -0.56      -0.65       -0.87
 Portfolio turnover rate          %         275          331       139         27        253         306

                                                                CLASS B
                                 ---------------------------------------------------------------------
                                  SIX MONTHS    ELEVEN                THREE
                                    ENDED       MONTHS      YEAR      MONTHS      YEAR       JULY 21,
                                 NOVEMBER 30,    ENDED     ENDED      ENDED       ENDED     1997(3) TO
                                     2001       MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,
                                 (UNAUDITED)    2001(1)     2000     1999(2)      1999         1998
-------------------------------  ---------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
 period                              24.14        42.94     28.15      25.04      15.64       12.50
 Income from investment
 operations:
 Net investment loss                 -0.19        -0.41     -0.39      -0.05      -0.08       -0.07
 Net realized and unrealized
 gain (loss) on investments          -4.43       -17.92     15.56       3.16       9.71        3.24
 Total from investment
 operations                          -4.62       -18.33     15.17       3.11       9.63        3.17
 Less distributions from:
 Net investment income                  --           --        --         --         --          --
 Net realized gain on
 investments                            --         0.47      0.38         --       0.23        0.03
 Total distributions                    --         0.47      0.38         --       0.23        0.03
 Net asset value, end of period      19.52        24.14     42.94      28.15      25.04       15.64
 TOTAL RETURN(4):                   -19.14       -43.04     55.37      12.42      62.28       61.08
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           163,841      224,572   333,256     49,057     20,039       3,187
 Ratios to average net assets:
 Net expenses after expense
 reimbursement
 (recoupment)(5)(6)                   2.17         2.12      2.01       2.08       2.24        2.25
 Gross expenses prior to
 expense reimbursement
 (recoupment)(5)                      2.17         2.12      2.01       2.10       2.89        4.78
 Net investment loss after
 expense reimbursement
 (recoupment)(5)(6)                  -1.64        -1.43     -1.52      -1.21      -1.28       -1.36
 Portfolio turnover rate               275          331       139         27        253         306



                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED       ELEVEN MONTHS      YEAR     THREE MONTHS     YEAR       JULY 21,
                                                 NOVEMBER 30,       ENDED         ENDED        ENDED         ENDED     1997(3) TO
                                                     2001          MAY 31,       JUNE 30,     JUNE 30,     MARCH 31,   MARCH 31,
                                                 (UNAUDITED)       2001(1)         2000       1999(2)        1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       24.07           42.82         28.07        24.97        15.63       12.50
 Income from investment operations:
 Net investment loss                         $       -0.19           -0.39         -0.35        -0.06        -0.07       -0.05
 Net realized and unrealized gain (loss)
 on investments                              $       -4.42          -17.89         15.48         3.16         9.65        3.24
 Total from investment operations            $       -4.61          -18.28         15.13         3.10         9.58        3.19
 Less distributions from:
 Net realized gain on investments            $          --            0.47          0.38           --         0.24        0.06
 Total distributions                         $          --            0.47          0.38           --         0.24        0.66
 Net asset value, end of period              $       19.46           24.07         42.82        28.07        24.97       15.63
 TOTAL RETURN(4):                            %      -19.11          -43.04         54.38        12.41        61.97       61.38
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      82,629         117,222       152,682       17,755        8,004         960
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                          %        2.17            2.12          2.01         2.08         2.25        2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(5)               %        2.17            2.12          2.01         2.10         2.90        7.79
 Net investment loss after expense
 reimbursement (recoupment)(5)(6)            %       -1.64           -1.43         -1.52        -1.21        -1.26       -1.49
 Portfolio turnover rate                     %         275             331           139           27          253         306


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.



(3)The Fund commenced operations on July 21, 1997.



(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(5) Annualized for periods less than one year.



(6) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.



 * Amount represents less than $0.01 per share.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                               ING LargeCap Growth Fund       57

ING MIDCAP GROWTH FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the eleven months ended May 31, 2001, the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999 the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                       CLASS A
                                       -----------------------------------------------------------------------
                                           SIX
                                          MONTHS      ELEVEN                THREE
                                          ENDED       MONTHS      YEAR      MONTHS
                                       NOVEMBER 30,    ENDED     ENDED      ENDED       YEAR ENDED MARCH 31,
                                           2001       MAY 31,   JUNE 30,   JUNE 30,   ------------------------
                                       (UNAUDITED)    2001(1)     2000     1999(2)     1999     1998     1997
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                            $          15.35     28.17      21.34      19.93    18.63    16.80    18.37
 Income from investment
 operations:
 Net investment loss               $          -0.01     -0.16      -0.22      -0.06    -0.50    -0.14    -0.17
 Net realized and unrealized
 gain (loss) on investments        $          -3.11     -7.96      14.08       1.47     3.17     6.50     0.57
 Total from investment
 operations                        $          -3.12     -8.12      13.86       1.41     2.67     6.36     0.40
 Less distributions from:
 Net realized gain on
 investments                       $           0.10      4.70       7.03         --     1.37     4.53     1.97
 Total distributions                           0.10      4.70       7.03         --     1.37     4.53     1.97
 Net asset value, end of period    $          12.13     15.35      28.17      21.34    19.93    18.63    16.80
 TOTAL RETURN(3):                  %         -20.32    -33.32      77.33       7.07    15.36    41.81     1.09
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           $         66,454    98,530    155,976     66,586   67,550   90,619   76,108
 Ratios to average net assets:
 Net expenses after expense
 reimbursement
 (recoupment)(4)(5)                %           1.49      1.45       1.36       1.49     1.56     1.57     1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)     %           1.49      1.44       1.36       1.50     1.64     1.66     1.56
 Net investment loss after
 expense reimbursement
 (recoupment)(4)(5)                %          -1.24     -0.84      -1.10      -1.20    -1.04    -1.33    -1.05
 Portfolio turnover rate           %            221       262        148         55      154      200      153

                                                                  CLASS B
                                  -----------------------------------------------------------------------
                                      SIX
                                     MONTHS      ELEVEN                THREE
                                     ENDED       MONTHS      YEAR      MONTHS
                                  NOVEMBER 30,    ENDED     ENDED      ENDED       YEAR ENDED MARCH 31,
                                      2001       MAY 31,   JUNE 30,   JUNE 30,   ------------------------
                                  (UNAUDITED)    2001(1)     2000     1999(2)     1999     1998     1997
--------------------------------  -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  17.90     33.04      25.18      23.54    21.55    16.33    16.25
 Income from investment
 operations:
 Net investment loss                     -0.08     -0.31      -0.41      -0.11    -0.42    -0.25    -0.17
 Net realized and unrealized
 gain (loss) on investments              -3.60     -9.33      16.55       1.75     3.42     6.74     0.25
 Total from investment
 operations                              -3.68     -9.64      16.14       1.64     3.00     6.49     0.08
 Less distributions from:
 Net realized gain on
 investments                              0.12      5.50       8.28         --     1.01     1.27       --
 Total distributions                      0.12      5.50       8.28         --     1.01     1.27       --
 Net asset value, end of period          14.10     17.90      33.04      25.18    23.54    21.55    16.33
 TOTAL RETURN(3):                       -20.58    -33.71      76.28       6.97    14.59    40.84    -0.49
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                                60,871    85,111    116,334     49,335   45,876   46,806   29,002
 Ratios to average net assets:
 Net expenses after expense
 reimbursement
 (recoupment)(4)(5)                       2.14      2.10       2.01       2.14     2.22     2.22     2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            2.14      2.09       2.01       2.14     2.29     2.21     2.66
 Net investment loss after
 expense reimbursement
 (recoupment)(4)(5)                      -1.89     -1.49      -1.75      -1.85    -1.69    -1.99    -1.69
 Portfolio turnover rate                   221       262        148         55      154      200      153



                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                     SIX
                                                    MONTHS       ELEVEN                  THREE
                                                    ENDED        MONTHS       YEAR       MONTHS
                                                 NOVEMBER 30,     ENDED      ENDED       ENDED          YEAR ENDED MARCH 31,
                                                     2001        MAY 31,    JUNE 30,    JUNE 30,    -----------------------------
                                                 (UNAUDITED)     2001(1)      2000      1999(2)      1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         14.05      25.94      19.78       18.49       17.15      16.48      18.06
 Income from investment operations:
 Net investment loss                          $         -0.18      -0.26      -0.38       -0.09       -0.61      -0.28      -0.32
 Net realized and unrealized gain (loss)
 on investments                               $         -2.71      -7.31      13.04        1.38        2.97       6.26       0.62
 Total from investment operations             $         -2.89      -7.57      12.66        1.29        2.36       5.98       0.30
 Less distributions from:
 Net realized gain on investments             $          0.09       4.32       6.50          --        1.02       5.31       1.88
 Total distributions                          $          0.09       4.32       6.50          --        1.02       5.31       1.88
 Net asset value, end of period               $         11.07      14.05      25.94       19.78       18.49      17.15      16.48
 TOTAL RETURN(3):                             %        -20.56     -33.72      76.18        6.98       14.60      40.95       0.56
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       111,440    156,528    249,255     144,832     141,685    166,849    157,501
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                           %          2.14       2.10       2.01        2.14        2.23       2.27       2.14
 Gross expenses prior to expense
 reimbursement (recoupment)(4)                %          2.14       2.09       2.01        2.14        2.30       2.33       2.17
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)             %         -1.89      -1.49      -1.75       -1.85       -1.70      -2.01      -1.59
 Portfolio turnover rate                      %           221        262        148          55         154        200        153


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.



(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


 58      ING MidCap Growth Fund

FINANCIAL HIGHLIGHTS                               ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


For the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                   CLASS A
                                           -------------------------------------------------------
                                            SIX MONTHS
                                              ENDED       FIVE MONTHS           YEAR ENDED
                                           NOVEMBER 30,      ENDED             DECEMBER 31,
                                               2001         MAY 31,     --------------------------
                                           (UNAUDITED)      2001(1)      2000     1999    1998(2)
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $        14.58         19.12       21.29    12.96      10.00
 Income from investment operations:
 Net investment loss                  $        -0.09         -0.11       -0.15    -0.09      -0.03
 Net realized and unrealized gain
 (loss) on investments                $        -2.87         -4.43        0.16    12.01       2.99
 Total from investment operations     $        -2.96         -4.54        0.01    11.92       2.96
 Less distributions from:
 Net realized gain on investments     $           --            --        2.18     3.59         --
 Total distributions                  $           --            --        2.18     3.59         --
 Net asset value, end of period       $        11.62         14.58       19.12    21.29      12.96
 TOTAL RETURN(3):                     %       -20.30        -23.74       -0.35   103.24      29.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)     $       16,353        24,265      25,742    6,291        610
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                     %         1.94          2.06        1.66     1.74       1.80(5)
 Gross expenses prior to expense
 reimbursement(4)                     %         1.94          2.06        1.66     1.74       2.42
 Net investment loss after expense
 reimbursement(4)                     %        -1.66         -1.52       -0.96    -1.34      -1.10(5)
 Portfolio turnover rate              %          229           182         188      201         61

                                                             CLASS B
                                     -------------------------------------------------------
                                      SIX MONTHS
                                        ENDED       FIVE MONTHS           YEAR ENDED
                                     NOVEMBER 30,      ENDED             DECEMBER 31,
                                         2001         MAY 31,     --------------------------
                                     (UNAUDITED)      2001(1)      2000     1999    1998(2)
-----------------------------------  -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  14.30         18.79       21.12    12.97      10.00
 Income from investment operations:
 Net investment loss                     -0.15         -0.14       -0.24    -0.07      -0.03
 Net realized and unrealized gain
 (loss) on investments                   -2.80         -4.35        0.09    11.81       3.00
 Total from investment operations        -2.95         -4.49       -0.15    11.74       2.97
 Less distributions from:
 Net realized gain on investments           --            --        2.18     3.59         --
 Total distributions                        --            --        2.18     3.59         --
 Net asset value, end of period          11.35         14.30       18.79    21.12      12.97
 TOTAL RETURN(3):                       -20.63        -23.90       -1.13   101.73      29.70
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       20,939        28,448      35,551    8,252        140
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                         2.64          2.76        2.36     2.40       2.50(5)
 Gross expenses prior to expense
 reimbursement(4)                         2.64          2.76        2.36     2.40       3.27
 Net investment loss after expense
 reimbursement(4)                        -2.36         -2.22       -1.66    -2.00      -2.05(5)
 Portfolio turnover rate                   229           182         188      201         61



                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                SIX MONTHS
                                                                  ENDED          FIVE MONTHS
                                                               NOVEMBER 30,         ENDED             YEAR ENDED DECEMBER 31,
                                                                   2001            MAY 31,        -------------------------------
                                                               (UNAUDITED)         2001(1)         2000        1999       1998(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $           14.24            18.72          21.03       12.96       10.00
 Income from investment operations:
 Net investment loss                                   $           -0.15            -0.14          -0.24       -0.07       -0.04
 Net realized and unrealized gain (loss) on
 investments                                           $           -2.79            -4.34           0.11       11.73        3.00
 Total from investment operations                      $           -2.94            -4.48          -0.13       11.66        2.96
 Less distributions from:
 Net realized gain on investments                      $              --               --           2.18        3.59          --
 Total distributions                                   $              --               --           2.18        3.59          --
 Net asset value, end of period                        $           11.30            14.24          18.72       21.03       12.96
 TOTAL RETURN(3):                                      %          -20.65           -23.93          -1.03      101.16       29.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                      $          13,358           18,901         25,939       4,560          87
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)           %            2.64             2.76           2.36        2.36        2.50(5)
 Gross expenses prior to expense reimbursement(4)      %            2.64             2.76           2.36        2.36        3.22
 Net investment loss after expense reimbursement(4)    %           -2.36            -2.22          -1.66       -1.98       -2.04(5)
 Portfolio turnover rate                               %             229              182            188         201          61


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Fund commenced operations on August 20, 1998.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) Expenses calculated net of taxes and adviser reimbursement.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       59

ING SMALLCAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the eleven months ended May 31, 2001, the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999 the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                         CLASS A
                                         -----------------------------------------------------------------------
                                          SIX MONTHS    ELEVEN                THREE
                                            ENDED       MONTHS      YEAR      MONTHS
                                         NOVEMBER 30,    ENDED     ENDED      ENDED       YEAR ENDED MARCH 31,
                                             2001       MAY 31,   JUNE 30,   JUNE 30,   ------------------------
                                         (UNAUDITED)    2001(1)     2000     1999(2)     1999    1998     1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $       12.04       18.39      19.08      16.72     19.75    15.15    17.93
 Income from investment
 operations:
 Net investment loss                 $       -0.06       -0.17      -0.20      -0.06     -0.85    -0.08    -0.22
 Net realized and unrealized gain
 (loss) on investments               $       -2.61       -4.17       9.24       2.42      0.69     6.91    -0.66
 Total from investment operations    $       -2.67       -4.34       9.04       2.36     -0.16     6.83    -0.88
 Less distributions from:
 Net realized gain on investments    $        0.01        2.01       9.73         --      2.87     2.23     1.90
 Total distributions                 $        0.01        2.01       9.73         --      2.87     2.23     1.90
 Net asset value, end of period      $        9.36       12.04      18.39      19.08     16.72    19.75    15.15
 TOTAL RETURN(3):                    %      -22.14      -25.78      60.66      14.11      0.37    46.32    -6.26
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $      84,780      119,136   168,239    102,641    94,428  201,943  121,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)    %        1.73        1.73       1.62       1.70      1.85     1.89     1.72
 Gross expenses prior to expense
 reimbursement (recoupment)(4)       %        1.74        1.72       1.67       1.74      1.95     1.90     1.72
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)    %       -1.45       -1.24      -1.31      -1.46     -1.32    -1.85    -1.26
 Portfolio turnover rate             %         163         170        127         32        90       92      113

                                                                   CLASS B
                                    ---------------------------------------------------------------------
                                     SIX MONTHS    ELEVEN                THREE
                                       ENDED       MONTHS      YEAR      MONTHS
                                    NOVEMBER 30,    ENDED     ENDED      ENDED      YEAR ENDED MARCH 31,
                                        2001       MAY 31,   JUNE 30,   JUNE 30,   ----------------------
                                    (UNAUDITED)    2001(1)     2000     1999(2)     1999    1998    1997
----------------------------------  ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 15.00       23.03      24.05      21.12     22.53   15.51   16.69
 Income from investment
 operations:
 Net investment loss                    -0.10       -0.31      -0.34      -0.12     -0.53   -0.27   -0.21
 Net realized and unrealized gain
 (loss) on investments                  -3.26       -5.20      11.56       3.05      0.33    7.29   -0.97
 Total from investment operations       -3.36       -5.51      11.22       2.93     -0.20    7.02   -1.18
 Less distributions from:
 Net realized gain on investments        0.02        2.52      12.24         --      1.21      --      --
 Total distributions                     0.02        2.52      12.24         --      1.21      --      --
 Net asset value, end of period         11.62       15.00      23.03      24.05     21.12   22.53   15.51
 TOTAL RETURN(3):                      -22.41      -26.16      59.68      13.87     -0.29   45.26   -7.07
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     55,235      75,304     97,239     49,448    45,140  55,215  28,030
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)        2.38        2.38       2.27       2.35      2.57    2.62    2.61
 Gross expenses prior to expense
 reimbursement (recoupment)(4)           2.39        2.37       2.32       2.39      2.66    2.63    2.73
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)       -2.10       -1.89      -1.96      -2.11     -2.03   -2.59   -2.13
 Portfolio turnover rate                  163         170        127         32        90      92     113


                                                                    CLASS C
                                          ------------------------------------------------------------
                                           SIX MONTHS       ELEVEN                           THREE
                                             ENDED          MONTHS            YEAR           MONTHS
                                          NOVEMBER 30,       ENDED           ENDED           ENDED
                                              2001          MAY 31,         JUNE 30,        JUNE 30,
                                          (UNAUDITED)       2001(1)           2000          1999(2)
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       11.74           18.01           18.81           16.51
 Income from investment operations:
 Net investment loss                  $       -0.19           -0.25           -0.30           -0.09
 Net realized and unrealized gain
 (loss) on investments                $       -2.45           -4.05            9.07            2.39
 Total from investment operations     $       -2.64           -4.30            8.77            2.30
 Less distributions from:
 Net realized gain on investments     $        0.01            1.97            9.57              --
 Total distributions                  $        0.01            1.97            9.57              --
 Net asset value, end of period       $        9.09           11.74           18.01           18.81
 TOTAL RETURN(3):                     %      -22.45          -26.10           59.67           13.93
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     108,140         159,910         229,473         153,471
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)     %        2.38            2.38            2.27            2.35
 Gross expenses prior to expense
 reimbursement (recoupment)(4)        %        2.39            2.37            2.32            2.39
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)     %       -2.10           -1.89           -1.96           -2.11
 Portfolio turnover rate              %         163             170             127              32

                                                  CLASS C
                                     ---------------------------------

                                           YEAR ENDED MARCH 31,
                                     ---------------------------------
                                      1999         1998         1997
-----------------------------------  ---------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                18.62        14.69        17.62
 Income from investment operations:
 Net investment loss                   -0.84        -0.38        -0.31
 Net realized and unrealized gain
 (loss) on investments                  0.61         6.84        -0.63
 Total from investment operations      -0.23         6.46        -0.94
 Less distributions from:
 Net realized gain on investments       1.88         2.53         1.99
 Total distributions                    1.88         2.53         1.99
 Net asset value, end of period        16.51        18.62        14.69
 TOTAL RETURN(3):                      -0.24        45.40        -6.81
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   144,597      225,025      182,907
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)       2.51         2.57         2.35
 Gross expenses prior to expense
 reimbursement (recoupment)(4)          2.60         2.59         2.35
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)      -1.97        -2.53        -1.89
 Portfolio turnover rate                  90           92          113


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its year end to June 30.



(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


 60      ING SmallCap Growth Fund

FINANCIAL HIGHLIGHTS                             ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


For the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                           CLASS A
                                          -------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED       FIVE MONTHS
                                          NOVEMBER 30,      ENDED                YEAR ENDED DECEMBER 31,
                                              2001         MAY 31,     --------------------------------------------
                                          (UNAUDITED)      2001(1)      2000      1999      1998     1997     1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $        38.78         47.17       59.35     29.00    27.77    24.72    20.92
 Income from investment operations:
 Net investment loss                  $        -0.34         -0.23       -0.54     -0.32    -0.27    -0.02    -0.04
 Net realized and unrealized gain
 (loss) on investments                $        -8.49         -8.16       -2.74     38.23     2.23     3.68     3.84
 Total from investment operations     $        -8.83         -8.39       -3.28     37.91     1.96     3.66     3.80
 Less distributions from:
 Net realized gain on investments     $         0.99            --        8.90      7.56     0.73     0.61       --
 Total distributions                  $         0.99            --        8.90      7.56     0.73     0.61       --
 Net asset value, end of period       $        28.96         38.78       47.17     59.35    29.00    27.77    24.72
 TOTAL RETURN(2):                     %       -22.73        -17.79       -6.04    146.94     7.59    14.92    18.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)     $      135,035       159,641     177,286   123,377   45,461   78,160   65,660
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                     %         1.86          1.69        1.45      1.43     1.47     1.43     1.46(4)
 Gross expenses prior to expense
 reimbursement(3)                     %         1.86          1.69        1.45      1.43     1.47     1.43     1.47
 Net investment loss after expense
 reimbursement(3)                     %        -1.71         -1.41       -1.05     -1.21    -0.70    -0.07    -0.30(4)
 Portfolio turnover rate              %          171           104         134       223      257      175      140

                                                                          CLASS B
                                     ----------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED       FIVE MONTHS
                                     NOVEMBER 30,      ENDED                     YEAR ENDED DECEMBER 31,
                                         2001         MAY 31,     -----------------------------------------------------
                                     (UNAUDITED)      2001(1)      2000      1999      1998      1997      1996
-----------------------------------  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                   36.60         44.64       57.06     28.26     27.27     24.46     20.84
 Income from investment operations:
 Net investment loss                      -0.38         -0.33       -0.96     -0.60     -0.48     -0.19     -0.12
 Net realized and unrealized gain
 (loss) on investments                    -8.05         -7.71       -2.56     36.96      2.20      3.61      3.74
 Total from investment operations         -8.43         -8.04       -3.52     36.36      1.72      3.42      3.62
 Less distributions from:
 Net realized gain on investments          0.99            --        8.90      7.56      0.73      0.61        --
 Total distributions                       0.99            --        8.90      7.56      0.73      0.61        --
 Net asset value, end of period           27.18         36.60       44.64     57.06     28.26     27.27     24.46
 TOTAL RETURN(2):                        -22.99        -18.01       -6.71    145.24      6.84     14.10     17.37
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       149,974       206,968     266,348   264,677   124,065   169,516   126,859
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                          2.56          2.39        2.15      2.15      2.18      2.15      2.17(4)
 Gross expenses prior to expense
 reimbursement(3)                          2.56          2.39        2.15      2.15      2.18      2.15      2.18
 Net investment loss after expense
 reimbursement(3)                         -2.41         -2.11       -1.75     -1.93     -1.43     -0.78     -1.01(4)
 Portfolio turnover rate                    171           104         134       223       257       175       140


                                                                            CLASS C
                                            ------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED       FIVE MONTHS
                                            NOVEMBER 30,      ENDED                YEAR ENDED DECEMBER 31,
                                                2001         MAY 31,     -------------------------------------------
                                            (UNAUDITED)      2001(1)      2000      1999     1998     1997     1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       36.53          44.54       56.98    28.24    27.26    24.46    20.84
 Income from investment operations:
 Net investment loss                    $       -0.37          -0.33       -0.97    -0.53    -0.55    -0.20    -0.13
 Net realized and unrealized gain
 (loss) on investments                  $       -8.05          -7.68       -2.57    36.83     2.26     3.61     3.75
 Total from investment operations       $       -8.42          -8.01       -3.54    36.30     1.71     3.41     3.62
 Less distributions from:
 Net realized gain on investments       $        0.99             --        8,90     7.56     0.73     0.61       --
 Total distributions                    $        0.99             --        8.90     7.56     0.73     0.61       --
 Net asset value, end of period         $       27.12          36.53       44.54    56.98    28.24    27.26    24.46
 TOTAL RETURN(2):                       %      -23.01         -17.98       -6.76   145.12     6.81    14.06    17.37
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)       $      58,133         78,658     104,094   72,581   29,746   51,460   37,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %        2.56           2.39        2.15     2.18     2.22     2.18     2.20(4)
 Gross expenses prior to expense
 reimbursement(3)                       %        2.56           2.39        2.15     2.18     2.22     2.18     2.21
 Net investment loss after expense
 reimbursement(3)                       %       -2.41          -2.11       -1.75    -1.96    -1.45    -0.82    -1.03(4)
 Portfolio turnover rate                %         171            104         134      223      257      175      140

                                                                          CLASS T
                                       -----------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED       FIVE MONTHS
                                       NOVEMBER 30,      ENDED                  YEAR ENDED DECEMBER 31,
                                           2001         MAY 31,     ------------------------------------------------
                                       (UNAUDITED)      2001(1)      2000     1999     1998     1997     1996
-------------------------------------  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      36.94          45.04      57.39    28.36    27.34    24.48    20.84
 Income from investment operations:
 Net investment loss                       -0.61          -0.34      -0.90    -0.65    -0.51    -0.18    -0.21
 Net realized and unrealized gain
 (loss) on investments                     -7.89          -7.76      -2.55    37.24     2.26     3.65     3.85
 Total from investment operations          -8.50          -8.10      -3.45    36.59     1.75     3.47     3.64
 Less distributions from:
 Net realized gain on investments           0.99             --       8.90     7.56     0.73     0.61       --
 Total distributions                        0.99             --       8.90     7.56     0.73     0.61       --
 Net asset value, end of period            27.45          36.94      45.04    57.39    28.36    27.34    24.48
 TOTAL RETURN(2):                         -22.97         -17.99      -6.52   145.51     6.94    14.29    17.47
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          9,485         16,316     23,441   33,634   18,203   32,800   35,670
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                           2.51           2.34       2.10     2.06     2.10     1.99     2.07(4)
 Gross expenses prior to expense
 reimbursement(3)                           2.51           2.34       2.10     2.06     2.10     1.99     2.11
 Net investment loss after expense
 reimbursement(3)                          -2.36          -2.06      -1.70    -1.85    -1.33    -0.62    -0.89(4)
 Portfolio turnover rate                     171            104        134      223      257      175      140


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) Expenses calculated net of taxes and any adviser reimbursement.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       61

ING RESEARCH ENHANCED INDEX FUND                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the seven months ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001 the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                     CLASS A
                                            ---------------------------------------------------------
                                              SIX MONTHS
                                                ENDED        SEVEN MONTHS      YEAR         PERIOD
                                             NOVEMBER 30,       ENDED          ENDED         ENDED
                                                 2001          MAY 31,      OCTOBER 31,   OCTOBER 31,
                                            (UNAUDITED)(1)     2001(2)         2000         1999(3)
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $          9.87          11.17          11.14         10.00
 Income from investment operations:
 Net investment income (loss)           $          0.00*         -0.01             --          0.01
 Net realized and unrealized gain
 (loss) on investments                  $         -0.89          -1.29           0.18          1.13
 Total from investment operations       $         -0.89          -1.30           0.18          1.14
 Less distributions from:
 Net realized gain on investments       $            --             --           0.15            --
 Total distributions                    $            --             --           0.15            --
 Net asset value, end of period         $          8.98           9.87          11.17         11.14
 TOTAL RETURN(4):                       %         -9.02         -11.64           1.55         11.40
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $        11,994         12,748         23,571        27,091
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                       %          1.47           1.45           1.37          1.29(6)
 Gross expenses prior to expense
 reimbursement(4)                       %          1.47           1.45           1.37          1.56
 Net investment income (loss) after
 expense reimbursement(5)               %         -0.01          -0.13           0.01          0.23(6)
 Portfolio turnover rate                %            74             26             57            26

                                                                CLASS B
                                       ---------------------------------------------------------
                                         SIX MONTHS
                                           ENDED        SEVEN MONTHS      YEAR         PERIOD
                                        NOVEMBER 30,       ENDED          ENDED         ENDED
                                            2001          MAY 31,      OCTOBER 31,   OCTOBER 31,
                                       (UNAUDITED)(1)     2001(2)         2000         1999(3)
-------------------------------------  ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        9.70           11.04          11.09         10.00
 Income from investment operations:
 Net investment income (loss)               -0.04           -0.05          -0.08         -0.02
 Net realized and unrealized gain
 (loss) on investments                      -0.87           -1.29           0.18          1.11
 Total from investment operations           -0.91           -1.34           0.10          1.09
 Less distributions from:
 Net realized gain on investments              --              --           0.15            --
 Total distributions                           --              --           0.15            --
 Net asset value, end of period              8.79            9.70          11.04         11.09
 TOTAL RETURN(4):                           -9.38          -12.14           0.83         10.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         63,098          76,726         94,028        99,249
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                            2.17            2.15           2.07          1.99(6)
 Gross expenses prior to expense
 reimbursement(4)                            2.17            2.15           2.07          2.29
 Net investment income (loss) after
 expense reimbursement(5)                   -0.71           -0.83          -0.70         -0.49(6)
 Portfolio turnover rate                       74              26             57            26



                                                                                            CLASS C
                                                                   ---------------------------------------------------------
                                                                     SIX MONTHS
                                                                       ENDED        SEVEN MONTHS      YEAR         PERIOD
                                                                    NOVEMBER 30,       ENDED          ENDED         ENDED
                                                                        2001          MAY 31,      OCTOBER 31,   OCTOBER 31,
                                                                   (UNAUDITED)(1)     2001(2)         2000         1999(3)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $          9.70          11.05          11.09         10.00
 Income from investment operations:
 Net investment loss                                           $         -0.05          -0.05          -0.08         -0.02
 Net realized and unrealized gain (loss) on investments        $         -0.86          -1.30           0.19          1.11
 Total from investment operations                              $         -0.91          -1.35           0.11          1.09
 Less distributions from:
 Net realized gain on investments                              $            --             --           0.15            --
 Total distributions                                           $            --             --           0.15            --
 Net asset value, end of period                                $          8.79           9.70          11.05         11.09
 TOTAL RETURN(4):                                              %         -9.38         -12.22           0.92          2.00
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        48,363         66,252         88,449        75,941
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)                   %          2.17           2.15           2.07          1.99(6)
 Gross expenses prior to expense reimbursement(5)              %          2.17           2.15           2.07          2.27
 Net investment income (loss) after expense reimbursement(5)   %         -0.71          -0.83          -0.70         -0.49(6)
 Portfolio turnover rate                                       %            74             26             57            26


--------------------------------------------------------------------------------


(1)Effective August 1, 2001, Aeltus Investment Management, Inc. began serving as Sub-Adviser to the Fund. Prior to that date, a different firm served as Sub-Adviser.



(2)The Fund changed its fiscal year end to May 31.



(3) The Fund commenced operations on December 30, 1998.



(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.



(5) Annualized for periods less than a year.



(6) Expenses calculated net of taxes and adviser reimbursement.



 *  Amount represents less than $0.01 per share.


 62      ING Research Enhanced Index Fund

FINANCIAL HIGHLIGHTS                                           ING INTERNET FUND
--------------------------------------------------------------------------------


For the seven months ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001 the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                       CLASS A                                         CLASS B
                                    ----------------------------------------------  ---------------------------------------------
                                     SIX MONTHS                                      SIX MONTHS
                                        ENDED       SEVEN MONTHS     YEAR ENDED        ENDED       SEVEN MONTHS     YEAR ENDED
                                    NOVEMBER 30,       ENDED         OCTOBER 31,    NOVEMBER 30,      ENDED         OCTOBER 31,
                                        2001          MAY 31,      ---------------      2001         MAY 31,      ---------------
                                     (UNAUDITED)      2001(1)       2000   1999(2)  (UNAUDITED)      2001(1)       2000   1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning
 of period                      $        3.84           12.03       12.67   10.00        3.79          11.91       12.63   10.00
 Income from investment
 operations:
 Net investment loss            $       -0.02           -0.06       -0.24   -0.03       -0.04          -0.07       -0.32   -0.03
 Net realized and unrealized
 gain (loss) on investments     $       -1.23           -6.28       -0.17    2.70       -1.20          -6.20       -0.17    2.66
 Total from investment
 operations                     $       -1.25           -6.34        0.41    2.67       -1.24          -6.27        0.49    2.63
 Less distributions from:
 Net realized gain on
 investments                    $          --            1.85        0.23      --          --           1.85        0.23      --
 Total distributions            $          --            1.85        0.23      --          --           1.85        0.23      --
 Net asset value, end of
 period                         $        2.59            3.84       12.03   12.67        2.55           3.79       11.91   12.63
 TOTAL RETURN(3):               %      -32.55          -60.56       -3.98   26.70      -32.72         -60.58       -4.63   26.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                        $      11,188          17,725      59,155  35,798       8,604         13,903      38,726  14,869
 Ratios to average net
 assets:
 Net expenses after expense
 reimbursement(4)(5)            %        1.90            1.62        1.47    1.54        2.65           2.32        2.12    2.17
 Gross expenses prior to
 expense reimbursement(4)       %        3.25            2.63        2.76    3.35        3.90           3.28        3.01    3.75
 Net investment loss after
 expense reimbursement(4)(5)    %       -1.85           -1.59       -1.36   -1.15       -2.60          -2.24       -2.01   -1.88
 Portfolio turnover rate        %          47              69         112      22          47             69         112      22



                                                                                               CLASS C
                                                                       -------------------------------------------------------
                                                                        SIX MONTHS
                                                                          ENDED          SEVEN MONTHS          YEAR ENDED
                                                                       NOVEMBER 30,         ENDED              OCTOBER 31,
                                                                           2001            MAY 31,         -------------------
                                                                       (UNAUDITED)         2001(1)          2000       1999(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $            3.78             11.92          12.63       10.00
 Income from investment operations:
 Net investment loss                                           $           -0.04             -0.07          -0.34       -0.03
 Net realized and unrealized gain (loss) on investments        $           -1.20             -6.22          -0.14        2.66
 Total from investment operations                              $           -1.24             -6.29           0.48        2.63
 Less distributions from:
 Net realized gain on investments                              $              --              1.85           0.23          --
 Total distributions                                           $              --              1.85           0.23          --
 Net asset value, end of period                                $            2.54              3.78          11.92       12.63
 TOTAL RETURN(3):                                              %          -32.80            -60.72          -4.55       26.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $           3,570             5,561         17,709       5,290
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %            2.65              2.32           2.12        2.18
 Gross expenses prior to expense reimbursement(4)              %            3.90              3.28           3.01        3.79
 Net investment loss after expense reimbursement(4)(5)         %           -2.60             -2.24          -2.01       -1.88
 Portfolio turnover rate                                       %              47                69            112          22


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) The Fund commenced operations on July 1, 1999.



(3) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value end excluding the deduction of the sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                      ING Internet Fund       63

ING FINANCIAL SERVICES FUND                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below, with the exception of the information in the row labeled Total Investment Return at Net Asset Value for periods prior to January 1, 1997, has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited. Prior to October 17, 1997, the Class A shares were designated as Common Stock and the Fund operated as a closed-end investment company.



                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED       ELEVEN MONTHS     YEAR       YEAR     SIX MONTHS     YEAR ENDED
                                                 NOVEMBER 30,       ENDED        ENDED      ENDED       ENDED       DECEMBER 31,
                                                     2001          MAY 31,      JUNE 30,   JUNE 30,    JUNE 30,    --------------
                                                 (UNAUDITED)       2001(1)        2000       1999      1998(2)      1997    1996
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       23.36           16.42        24.38      27.52       25.87      17.84   14.83
 Income from investment operations:
 Net investment income                       $        0.09            0.31         0.32       0.29        0.11       0.34    0.32
 Net realized and unrealized gain (loss)
 on investments                              $       -0.15            7.11        -5.30      -2.70        1.54      10.83    5.18
 Total from investment operations            $       -0.06            7.42        -4.98      -2.41        1.65      11.17    5.50
 Less distributions from:
 Net investment income                       $        0.33            0.33         0.25       0.18          --       0.31    0.35
 Net realized gain on investments            $        2.35            0.15         2.73       0.55          --       2.65    2.14
 Tax return of capital                       $          --              --           --         --          --       0.18      --
 Total distributions                         $        2.68            0.48         2.98       0.73          --       3.14    2.49
 Net asset value, end of period              $       20.62           23.36        16.42      24.38       27.52      25.87   17.84
 Closing market price, end of period                    --              --           --         --          --         --   15.75
 Total Investment Return At Market
 Value(4)                                    %          --              --           --         --          --         --   43.48
 TOTAL INVESTMENT RETURN AT NET ASSET
 VALUE(5)                                    %       -0.16           46.01       -22.44      -8.61        6.38      64.86   41.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year ($millions)         $         228             252          210        403         549        383     252
 Ratio to average net assets:
 Expenses(6)                                 %        1.48            1.42         1.41       1.39        1.20       1.10    1.01
 Net investment income(6)                    %        0.71            1.48         1.46       1.09        0.94       1.39    1.94
 Portfolio turnover rate                     %          30              39           10         29           2         22      21



                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED       ELEVEN MONTHS     YEAR       YEAR     SIX MONTHS    OCT. 20,
                                                    NOVEMBER 30,       ENDED        ENDED      ENDED       ENDED      1997(3) TO
                                                        2001          MAY 31,      JUNE 30,   JUNE 30,    JUNE 30,     DEC. 31,
                                                    (UNAUDITED)       2001(1)        2000       1999      1998(2)        1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $      23.28           16.35         24.21     27.40       25.85         25.25
 Income from investment operations:
 Net investment income                          $       0.01            0.15          0.22      0.08        0.01          0.04
 Net realized and unrealized gain (loss) on
 investments                                    $      -0.16            7.12         -5.32     -2.66        1.54          2.92
 Total from investment operations               $      -0.15            7.27         -5.10     -2.58        1.55          2.96
 Less distributions from:
 Net investment income                          $       0.15            0.19          0.03      0.06          --          0.04
 Net realized gain on investments               $       2.35            0.15          2.73      0.55          --          2.04
 Tax return of capital                          $         --              --            --        --          --          0.28
 Total distributions                            $       2.50            0.34          2.76      0.61          --          2.36
 Net asset value, end of period                 $      20.63           23.28         16.35     24.21       27.40         25.85
 Closing market price, end of period                      --              --            --        --          --            --
 Total Investment Return At Market Value(4)     %         --              --            --        --          --            --
 TOTAL INVESTMENT RETURN AT NET ASSET
 VALUE(5)                                       %      -0.53           45.01        -23.00     -9.31        6.00         11.88
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year ($millions)            $        169             183           148       343         360            76
 Ratio to average net assets:
 Expenses(6)                                    %       2.23            2.17          2.16      2.14        1.95          1.89
 Net investment income(6)                       %      -0.04            0.73          0.71      0.34        0.19          0.99
 Portfolio turnover rate                        %         30              39            10        29           2            22


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.


(2) Effective June 30, 1998, the Financial Services Fund changed its year end to June 30.


(3) Commencement of offering shares.



(4) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.



(5) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.



(6) Annualized for periods less than one year.


 64      ING Financial Services Fund

FINANCIAL HIGHLIGHTS                                ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                                         CLASS A
                                                                 -------------------------------------------------------
                                                                  SIX MONTHS
                                                                    ENDED          FIVE MONTHS
                                                                 NOVEMBER 30,         ENDED         YEAR ENDED DECEMBER 31,
                                                                     2001            MAY 31,        --------------------
                                                                 (UNAUDITED)         2001(1)        2000(2)       1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $           17.14             18.10          22.38        21.91
 Income from investment operations:
 Net investment income (loss)                            $            0.00*            -0.03          -0.01         0.05
 Net realized and unrealized gain (loss) on
 investments                                             $           -1.71             -0.93          -0.51         3.33
 Total from investment operations                        $           -1.71             -0.96          -0.52         3.38
 Less distributions from:
 Net investment income                                   $            0.00*               --             --         0.05
 Net realized gain from investments                      $            0.33                --           3.76         2.86
 Total distributions                                     $            0.33                --           3.76         2.91
 Net asset value, end of period                          $           15.10             17.14          18.10        22.38
 TOTAL RETURN(3):                                        %           -9.97             -5.30          -3.13        15.54
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                        $         188,019           212,962        226,905      254,532
 Ratios to average net assets:
 Expenses(4)                                             %            1.39              1.48           1.09         0.95
 Net investment income (loss)(4)                         %            0.05             -0.32          -0.06         0.21
 Portfolio turnover rate                                 %              57                54             85           86

                                                                     CLASS A
                                                        ---------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                                        ---------------------------------
                                                         1998         1997         1996
------------------------------------------------------  ---------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     20.27        18.56        15.71
 Income from investment operations:
 Net investment income (loss)                                --         0.05         0.07
 Net realized and unrealized gain (loss) on
 investments                                               4.30         5.46         4.08
 Total from investment operations                          4.30         5.51         4.15
 Less distributions from:
 Net investment income                                       --         0.07         0.13
 Net realized gain from investments                        2.66         3.73         1.17
 Total distributions                                       2.66         3.80         1.30
 Net asset value, end of period                           21.91        20.27        18.56
 TOTAL RETURN(3):                                         21.42        30.36        26.46
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                       245,790      228,037      200,309
 Ratios to average net assets:
 Expenses(4)                                               1.16         1.17         1.13
 Net investment income (loss)(4)                           0.06         0.21         0.43
 Portfolio turnover rate                                     63           88          101


                                                                                 CLASS B                            CLASS C
                                                             -----------------------------------------------      ------------
                                                              SIX MONTHS                                           SIX MONTHS
                                                                ENDED          FIVE MONTHS       AUGUST 22,          ENDED
                                                             NOVEMBER 30,         ENDED         2000(5) THRU      NOVEMBER 30,
                                                                 2001            MAY 31,        DECEMBER 31,          2001
                                                             (UNAUDITED)         2001(1)            2000          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $           17.09            18.09             24.16             17.04
 Income from investment operations:
 Net investment loss                                 $           -0.05            -0.05             -0.02             -0.05
 Net realized and unrealized loss on investments     $           -1.72            -0.95             -2.73             -1.71
 Total from investment operations                    $           -1.77            -1.00             -2.75             -1.76
 Less distributions from:
 Net realized gain on investments                    $            0.33               --              3.32              0.33
 Total distributions                                 $            0.33               --              3.32              0.33
 Net asset value, end of period                      $           14.99            17.09             18.09             14.95
 TOTAL RETURN(3):                                    %          -10.37            -5.53            -11.95            -10.34
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                    $           4,240            4,901               722             2,139
 Ratios to average net assets:
 Expenses(4)                                         %            2.14             2.23              1.84              2.14
 Net investment loss(4)                              %           -0.70            -1.07             -0.81             -0.70
 Portfolio turnover rate                             %              57               54                85                57

                                                               CLASS C
                                                    ------------------------------

                                                    FIVE MONTHS      SEPTEMBER 26,
                                                       ENDED         2000(5) THRU
                                                      MAY 31,        DECEMBER 31,
                                                      2001(1)            2000
--------------------------------------------------  ------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  18.05             23.40
 Income from investment operations:
 Net investment loss                                   -0.03             -0.02
 Net realized and unrealized loss on investments       -0.98             -2.01
 Total from investment operations                      -1.01             -2.03
 Less distributions from:
 Net realized gain on investments                         --              3.32
 Total distributions                                      --              3.32
 Net asset value, end of period                        17.04             18.05
 TOTAL RETURN(3):                                      -5.60             -9.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                      3,462               160
 Ratios to average net assets:
 Expenses(4)                                            2.23              1.64
 Net investment loss(4)                                -1.07             -0.81
 Portfolio turnover rate                                  54                85


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2)Effective July 26, 2000, ING Investments, LLC became the Investment Adviser of the Fund.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5)Commencement of offerings of shares.



* Amount represents less than $0.01 per share.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                           ING Large Company Value Fund       65

ING MAGNACAP FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                       CLASS A
                                          -----------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED       ELEVEN MONTHS
                                          NOVEMBER 30,       ENDED              YEAR ENDED JUNE 30,
                                              2001          MAY 31,      ----------------------------------
                                          (UNAUDITED)       2001(1)       2000     1999     1998     1997
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       13.54           15.84        17.69    17.07    15.92    16.69
 Income from investment operations:
 Net investment income (loss)         $        0.04            0.05         0.07     0.07     0.04     0.10
 Net realized and unrealized gain
 (loss) on investments                $       -1.27           -0.38        -0.08     2.37     3.02     4.16
 Total from investment operations     $       -1.23           -0.33        -0.01     2.44     3.06     4.26
 Less distributions from:
 Net investment income                $        0.07            0.09         0.05     0.04     0.06     0.12
 Net realized gain on investments     $        1.90            1.88         1.79     1.78     1.85     4.91
 Total distributions                  $        1.97            1.97         1.84     1.82     1.91     5.03
 Net asset value, end of period       $       10.34           13.54        15.84    17.69    17.07    15.92
 TOTAL RETURN(3):                     %       -8.94           -2.77        -0.36    15.93    20.53    30.82
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     231,708         277,722      303,864  368,508  348,759  290,355
 Ratios to average net assets:
 Expenses(4)                          %        1.35            1.31         1.29     1.35     1.37     1.46
 Net investment income (loss)(4)      %        0.60            0.33         0.41     0.41     0.29     0.64
 Portfolio turnover rate              %          51              92           26       48       53       77

                                                                CLASS B
                                     --------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED       ELEVEN MONTHS
                                     NOVEMBER 30,       ENDED             YEAR ENDED JUNE 30,
                                         2001          MAY 31,      -------------------------------
                                     (UNAUDITED)       2001(1)       2000    1999     1998    1997
-----------------------------------  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  13.14           15.44       17.36    16.86   15.81   16.59
 Income from investment operations:
 Net investment income (loss)             0.01           -0.01       -0.05    -0.04   -0.04      --
 Net realized and unrealized gain
 (loss) on investments                   -1.24           -0.41       -0.08     2.32    2.97    4.13
 Total from investment operations        -1.23           -0.42       -0.13     2.28    2.93    4.13
 Less distributions from:
 Net investment income                      --              --          --       --    0.03      --
 Net realized gain on investments         1.90            1.88        1.79     1.78    1.85    4.91
 Total distributions                      1.90            1.88        1.79     1.78    1.88    4.91
 Net asset value, end of period          10.01           13.14       15.44    17.36   16.86   15.81
 TOTAL RETURN(3):                        -9.25           -3.40       -1.11    15.12   19.76   29.92
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      92,995         112,286      87,167  116,227  77,787  37,427
 Ratios to average net assets:
 Expenses(4)                              2.05            2.01        1.99     2.05    2.07    2.16
 Net investment income (loss)(4)         -0.09           -0.37       -0.29    -0.29   -0.41   -0.04
 Portfolio turnover rate                    51              92          26       48      53      77


                                                                CLASS C                                    CLASS M
                                          ----------------------------------------------------   ----------------------------
                                           SIX MONTHS                                             SIX MONTHS
                                             ENDED       ELEVEN MONTHS     YEAR      JUNE 1,        ENDED       ELEVEN MONTHS
                                          NOVEMBER 30,       ENDED        ENDED     1999(2) TO   NOVEMBER 30,       ENDED
                                              2001          MAY 31,      JUNE 30,    JUNE 30,        2001          MAY 31,
                                          (UNAUDITED)       2001(1)        2000        1999      (UNAUDITED)       2001(1)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       13.14          15.44        17.37       16.69          13.36          15.64
 Income from investment operations:
 Net investment income (loss)         $          --          -0.01        -0.10          --           0.02             --
 Net realized and unrealized gain
 (loss) on investments                $       -1.22          -0.41        -0.04        0.68          -1.25          -0.39
 Total from investment operations     $       -1.22          -0.42        -0.14        0.68          -1.23          -0.39
 Less distributions from:
 Net investment income                $          --             --           --          --           0.02           0.01
 Net realized gain on investments     $        1.90           1.88         1.79          --           1.90           1.88
 Total distributions                  $        1.90           1.88         1.79          --           1.92           1.89
 Net asset value, end of period       $       10.02          13.14        15.44       17.37          10.21          13.36
 TOTAL RETURN(3):                     %       -9.18          -3.41        -1.17        4.07          -9.08          -3.21
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $      10,086         10,887        3,660         601         14,118         17,440
 Ratios to average net assets:
 Expenses(4)                          %        2.05           2.01         1.99        1.12           1.80           1.76
 Net investment income (loss)(4)      %       -0.06          -0.37        -0.29        0.42           0.16          -0.12
 Portfolio turnover rate              %          51             92           26          48             51             92

                                                CLASS M
                                     -----------------------------

                                          YEAR ENDED JUNE 30,
                                     -----------------------------
                                      2000    1999    1998   1997
-----------------------------------  -----------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               17.51   16.95   15.87  16.63
 Income from investment operations:
 Net investment income (loss)         -0.01   -0.01      --   0.02
 Net realized and unrealized gain
 (loss) on investments                -0.06    2.35    2.98   4.16
 Total from investment operations     -0.07    2.34    2.98   4.18
 Less distributions from:
 Net investment income                 0.01      --    0.05   0.03
 Net realized gain on investments      1.79    1.78    1.85   4.91
 Total distributions                   1.80    1.78    1.90   4.94
 Net asset value, end of period       15.64   17.51   16.95  15.87
 TOTAL RETURN(3):                     -0.71   15.41   20.00  30.26
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   13,050  16,351  14,675  6,748
 Ratios to average net assets:
 Expenses(4)                           1.74    1.80    1.82   1.91
 Net investment income (loss)(4)      -0.04   -0.04   -0.16   0.22
 Portfolio turnover rate                 26      48      53     77


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Commencement of offering shares.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.


 66      ING MagnaCap Fund

FINANCIAL HIGHLIGHTS                               ING TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------


For the seven months ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001 the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                         CLASS A                                       CLASS B
                                      ---------------------------------------------  --------------------------------------------
                                       SIX MONTHS                                     SIX MONTHS
                                         ENDED       SEVEN MONTHS     YEAR ENDED        ENDED       SEVEN MONTHS     YEAR ENDED
                                      NOVEMBER 30,      ENDED         OCTOBER 31,    NOVEMBER 30,      ENDED        OCTOBER 31,
                                          2001         MAY 31,      ---------------      2001         MAY 31,      --------------
                                      (UNAUDITED)      2001(1)       2000   1999(2)  (UNAUDITED)      2001(1)      2000   1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
 period                           $       11.52          12.37       11.99   10.00       11.41         12.28       11.96   10.00
 Income from investment
 operations:
 Net investment income (loss)     $        0.00*          0.02        0.05    0.04       -0.04         -0.03       -0.04   -0.01
 Net realized and unrealized
 gain (loss) on investments       $       -0.95          -0.84        0.38    1.95       -0.95         -0.83        0.39    1.97
 Total from investment
 operations                       $       -0.95          -0.82        0.43    1.99       -0.99         -0.86        0.35    1.96
 Less distributions from:
 Net investment income            $          --           0.03        0.05      --          --          0.01        0.03      --
 Total distributions              $          --           0.03        0.05      --          --          0.01        0.03      --
 Net asset value, end of period   $       10.57          11.52       12.37   11.99       10.42         11.41       12.28   11.96
 TOTAL RETURN(3):                 %       -8.25          -6.66        3.62   19.90       -8.59         -6.97        2.94   19.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                          $      38,486         42,640      47,647  45,714       8,977         9,930       8,268   7,059
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)              %        1.45           1.40        1.31    1.28        2.20          2.05        1.96    1.95
 Gross expenses prior to
 expense reimbursement(4)         %        1.77           1.78        2.22    2.40        2.42          2.43        2.47    2.66
 Ratio of net investment income
 (loss) after expense
 reimbursement(4)(5)              %        0.03           0.25        0.36    0.49       -0.72         -0.40       -0.29   -0.14
 Portfolio turnover rate          %           5              9          14       9           5             9          14       9



                                                                                           CLASS C
                                                                   -------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       SEVEN MONTHS
                                                                   NOVEMBER 30,      ENDED        YEAR ENDED OCTOBER 31,
                                                                       2001         MAY 31,      -------------------------
                                                                   (UNAUDITED)      2001(1)         2000         1999(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       11.33          12.20          11.92         10.00
 Income from investment operations:
 Net investment income (loss)                                  $       -0.04          (0.01)         (0.04)           --
 Net realized and unrealized gain (loss) on investments        $       -0.94          (0.85)          0.39          1.92
 Total from investment operations                              $       -0.98          (0.86)          0.35          1.92
Less distributions from:
 Net investment income                                         $          --           0.01           0.07            --
 Total distributions                                           $          --           0.01           0.07            --
 Net asset value, end of period                                $       10.35          11.33          12.20         11.92
 TOTAL RETURN(3):                                              %       -8.56          -7.01           2.91         19.20
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       1,987          2,202          2,870         1,222
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %        2.20           2.05           1.95          1.97
 Gross expenses prior to expense reimbursement(4)              %        2.42           2.43           2.47          2.64
 Ratio of net investment income (loss) after expense
 reimbursement(4)(5)                                           %       -0.72          -0.40          -0.32         -0.14
Portfolio turnover rate                                        %           5              9             14             9


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) The Fund commenced operations on December 15, 1998.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.



(4) Annualized for periods less than a year.



(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.



 * Amount represents less than $0.01 per share.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                          ING Tax Efficient Equity Fund       67

ING CONVERTIBLE FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the eleven months ended May 31, 2001, the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999 the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                         CLASS A
                                          ---------------------------------------------------------------------
                                           SIX MONTHS    ELEVEN                THREE
                                             ENDED       MONTHS      YEAR      MONTHS          YEAR ENDED
                                          NOVEMBER 30,    ENDED     ENDED      ENDED           MARCH 31,
                                              2001       MAY 31,   JUNE 30,   JUNE 30,   ----------------------
                                          (UNAUDITED)    2001(1)     2000     1999(2)     1999    1998    1997
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       17.89       27.70      23.27      21.92     19.12   16.59   15.68
 Income from investment operations:
 Net investment income                $        0.17        0.85       0.42       0.10      0.40    0.44    0.47
 Net realized and unrealized gain
 (loss) on investments                $       -1.77       -5.29       8.02       1.35      3.17    4.49    1.64
 Total from investment operations     $       -1.60       -4.44       8.44       1.45      3.57    4.93    2.11
 Less distributions from:
 Net investment income                $        0.24        0.51       0.32       0.10      0.41    0.44    0.48
 Net realized gain on investments     $        0.09        4.86       3.69         --      0.36    1.96    0.72
 Total distributions                  $        0.33        5.37       4.01       0.10      0.77    2.40    1.20
 Net asset value, end of period       $       15.96       17.89      27.70      23.27     21.92   19.12   16.59
 TOTAL RETURN(3):                     %       -8.93      -17.78      39.88       6.62     19.17   31.04   13.73
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $      74,206      98,896    131,218     73,133    65,742  47,290  32,082
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)     %        1.42        1.42       1.35       1.45      1.53    1.57    1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)        %        1.42        1.41       1.35       2.10      1.65    1.74    1.75
 Net investment income after
 expense reimbursement
 (recoupment)(4)(5)                   %        2.10        2.20       1.78       1.82      2.08    5.64    2.83
 Portfolio turnover rate              %          46         145        129         28       138     160     167

                                                                    CLASS B
                                     ---------------------------------------------------------------------
                                      SIX MONTHS    ELEVEN                THREE
                                        ENDED       MONTHS      YEAR      MONTHS          YEAR ENDED
                                     NOVEMBER 30,    ENDED     ENDED      ENDED           MARCH 31,
                                         2001       MAY 31,   JUNE 30,   JUNE 30,   ----------------------
                                     (UNAUDITED)    2001(1)     2000     1999(2)     1999    1998    1997
-----------------------------------  ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  19.56       30.20      25.34      23.86     20.56   16.60   14.96
 Income from investment operations:
 Net investment income                    0.14        0.49       0.29       0.07      0.29    0.32    0.31
 Net realized and unrealized gain
 (loss) on investments                   -1.95       -5.49       8.77       1.47      3.47    4.65    1.64
 Total from investment operations        -1.81       -5.00       9.06       1.54      3.76    4.97    1.95
 Less distributions from:
 Net investment income                    0.17        0.34       0.19       0.06      0.27    0.32    0.31
 Net realized gain on investments         0.10        5.30       4.01         --      0.19    0.69      --
 Total distributions                      0.27        5.64       4.20       0.06      0.46    1.01    0.31
 Net asset value, end of period          17.48       19.56      30.20      25.34     23.86   20.56   16.60
 TOTAL RETURN(3):                        -9.24      -18.26      39.21       6.47     18.52   30.51   13.01
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     102,739      125,366   139,704     68,091    58,736  36,725  12,740
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)         2.07        2.07       2.00       2.10      2.18    2.22    2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            2.07        2.06       2.00       2.10      2.30    2.33    3.19
 Net investment income after
 expense reimbursement
 (recoupment)(4)(5)                       1.45        1.55       1.13       1.17      1.44    5.04    2.29
 Portfolio turnover rate                    46         145        129         28       138     160     167



                                                                                 CLASS C
                                        -----------------------------------------------------------------------------------------
                                         SIX MONTHS       ELEVEN                      THREE
                                           ENDED          MONTHS         YEAR         MONTHS
                                        NOVEMBER 30,       ENDED        ENDED         ENDED             YEAR ENDED MARCH 31,
                                            2001          MAY 31,      JUNE 30,      JUNE 30,      ------------------------------
                                        (UNAUDITED)       2001(1)        2000        1999(2)        1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning
 of period                      $           18.33          28.33         23.78         22.40        19.55       17.05       15.89
 Income from investment
 operations:
 Net investment income          $            0.13           0.58          0.28          0.07         0.28        0.34        0.37
 Net realized and unrealized
 gains (loss) on investments    $           -1.83          -5.26          8.22          1.37         3.25        4.60        1.66
 Total from investment
 operations                     $           -1.70          -4.68          8.50          1.44         3.53        4.94        2.03
 Less distributions from:
 Net investment income          $            0.17           0.35          0.19          0.06         0.25        0.34        0.37
 Net realized gain on
 investments                    $            0.09           4.97          3.76            --         0.43        2.10        0.50
 Total distributions            $            0.26           5.32          3.95          0.06         0.68        2.44        0.87
 Net asset value, end of
 period                         $           16.37          18.33         28.33         23.78        22.40       19.55       17.05
 TOTAL RETURN(3):               %           -9.24         -18.25         39.24          6.45        18.45       30.22       12.91
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                        $          94,338         118,363      156,592       100,276       95,998      81,561      62,143
 Ratio to average net assets:
 Net expenses after expense
 reimbursement
 (recoupment)(4)(5)             %            2.07           2.07          2.00          2.10         2.18        2.22        2.25
 Gross expenses prior to
 expense reimbursement
 (recoupment)(4)                %            2.07           2.06          2.00          2.10         2.30        2.31        2.29
 Net investment income after
 expense reimbursement
 (recoupment)(4)(5)             %            1.45           1.55          1.13          1.17         1.44        4.99        2.18
 Portfolio turnover rate        %              46            145           129            28          138         160         167


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


 68      ING Convertible Fund

FINANCIAL HIGHLIGHTS                                  ING EQUITY AND INCOME FUND
--------------------------------------------------------------------------------


For the eleven months ended May 31, 2001, the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999 the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.


                                                                       CLASS A
                                          ------------------------------------------------------------------
                                           SIX MONTHS    ELEVEN                THREE
                                             ENDED       MONTHS      YEAR      MONTHS        YEAR ENDED
                                          NOVEMBER 30,    ENDED     ENDED      ENDED          MARCH 31,
                                              2001       MAY 31,   JUNE 30,   JUNE 30,   -------------------
                                          (UNAUDITED)    2001(1)     2000     1999(2)    1999   1998   1997
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       13.30       15.04      19.23      19.03    19.53  15.54  16.16
 Income from investment operations:
 Net investment income (loss)         $        0.23        0.93       0.51       0.10     0.36   0.26   0.32
 Net realized and unrealized gain
 on investments                       $       -0.80       -1.01      -0.60       0.17     2.58   5.70   0.84
 Total from investment operations     $       -0.57       -0.08      -0.09       0.27     2.94   5.96   1.16
 Less distributions from:
 Net investment income                $        0.26        0.51       0.39       0.07     0.43   0.27   0.32
 Net realized gain on investments     $        0.05        1.15       3.71         --     3.01   1.70   1.46
 Total distributions                  $        0.31        1.66       4.10       0.07     3.44   1.97   1.78
 Net asset value, end of period       $       12.42       13.30      15.04      19.23    19.03  19.53  15.54
 TOTAL RETURN(3):                     %       -4.27       -0.61      -1.01       1.42    17.10  39.34   6.74
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $      58,172      61,477     63,592      9,619    9,519  6,675  4,898
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                  %        1.37        1.32       1.40       1.49     1.59   1.61   1.60
 Gross expenses prior to expense
 reimbursement(4)                     %        1.51        1.53       1.61       1.75     1.97   2.56   3.00
 Net investment income after
 expense reimbursement(4)(5)          %        3.53        3.54       3.26       2.06     2.08   3.58   1.87
 Portfolio turnover rate              %          59          76        173         63      165    260    213

                                                                  CLASS B
                                     ------------------------------------------------------------------
                                      SIX MONTHS    ELEVEN                THREE
                                        ENDED       MONTHS      YEAR      MONTHS        YEAR ENDED
                                     NOVEMBER 30,    ENDED     ENDED      ENDED          MARCH 31,
                                         2001       MAY 31,   JUNE 30,   JUNE 30,   -------------------
                                     (UNAUDITED)    2001(1)     2000     1999(2)    1999   1998   1997
-----------------------------------  ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  14.28       16.09      20.59      20.38    20.07  14.88  14.18
 Income from investment operations:
 Net investment income (loss)             0.25        0.80       0.44       0.07     0.28   0.15   0.17
 Net realized and unrealized gain
 on investments                          -0.92       -0.98      -0.64       0.18     2.74   5.58   0.70
 Total from investment operations        -0.67       -0.18      -0.20       0.25     3.02   5.73   0.87
 Less distributions from:
 Net investment income                    0.27        0.39       0.33       0.04     0.31   0.15   0.17
 Net realized gain on investments           --        1.24       3.97         --     2.40   0.39     --
 Total distributions                      0.27        1.63       4.30       0.04     2.71   0.54   0.17
 Net asset value, end of period          13.34       14.28      16.09      20.59    20.38  20.07  14.88
 TOTAL RETURN(3):                        -4.67       -1.21      -1.58       1.24    16.49  38.79   6.10
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      34,058      35,828     41,026      7,157    6,048  4,254  2,133
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      2.02        1.97       2.05       2.14     2.24   2.26   2.25
 Gross expenses prior to expense
 reimbursement(4)                         2.16        2.18       2.26       2.40     2.62   2.71   6.44
 Net investment income after
 expense reimbursement(4)(5)              2.88        2.89       2.61       1.41     1.43   2.99   1.25
 Portfolio turnover rate                    59          76        173         63      165    260    213


                                                                          CLASS C
                                          -----------------------------------------------------------------------
                                           SIX MONTHS    ELEVEN                THREE
                                             ENDED       MONTHS      YEAR      MONTHS
                                          NOVEMBER 30,    ENDED     ENDED      ENDED       YEAR ENDED MARCH 31,
                                              2001       MAY 31,   JUNE 30,   JUNE 30,   ------------------------
                                          (UNAUDITED)    2001(1)     2000     1999(2)     1999     1998     1997
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       12.78       14.45      18.53      18.35     19.90    15.59    16.20
 Income from investment operations:
 Net investment income                $        0.23        0.74       0.45       0.06      0.26     0.15     0.21
 Net realized and unrealized gain
 (loss) on investments                $       -0.83       -0.91      -0.62       0.16      2.52     5.71     0.85
 Total from investment operations     $       -0.60       -0.17      -0.17       0.22      2.78     5.86     1.06
 Less distributions from:
 Net investment income                $        0.26        0.39       0.34       0.04      0.28     0.15     0.21
 Net realized gain on investments     $          --        1.11       3.57         --      4.05     1.40     1.46
 Total distributions                  $        0.26        1.50       3.91       0.04      4.33     1.55     1.67
 Net asset value, end of period       $       11.92       12.78      14.45      18.53     18.35    19.90    15.59
 TOTAL RETURN(3):                     %       -4.64       -1.28      -1.53       1.21     16.34    38.35     6.05
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $      20,887      22,679     25,838     21,331    21,655   20,784   16,990
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                  %        2.02        1.97       2.05       2.14      2.23     2.26     2.25
 Gross expenses prior to expense
 reimbursement(4)                     %        2.16        2.18       2.26       2.40      2.61     2.68     2.83
 Net investment income after
 expense reimbursement(4)(5)          %        2.88        2.89       2.61       1.41      1.43     2.93     1.23
 Portfolio turnover rate              %          59          76        173         63       165      260      213

                                                   CLASS T
                                     -----------------------------------
                                      SIX MONTHS    ELEVEN
                                        ENDED       MONTHS    MARCH 31,
                                     NOVEMBER 30,    ENDED    2000(6) TO
                                         2001       MAY 31,    JUNE 30,
                                     (UNAUDITED)    2001(1)      2000
-----------------------------------  -----------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  14.23       16.10       16.83
 Income from investment operations:
 Net investment income                    0.17        1.00        0.09
 Net realized and unrealized gain
 (loss) on investments                   -0.82       -1.16       -0.82
 Total from investment operations        -0.65       -0.16       -0.73
 Less distributions from:
 Net investment income                    0.23        0.48          --
 Net realized gain on investments         0.05        1.23          --
 Total distributions                      0.28        1.71          --
 Net asset value, end of period          13.30       14.23       16.10
 TOTAL RETURN(3):                        -4.55       -1.06       -4.34
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       5,890       7,725      10,953
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      1.77        1.72        1.70
 Gross expenses prior to expense
 reimbursement(4)                         1.91        1.93        1.91
 Net investment income after
 expense reimbursement(4)(5)              3.13        3.14        2.96
 Portfolio turnover rate                    59          76         173


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund and the Fund changed its year end to June 30.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.


(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.



(6)Commencement of offering of shares.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Equity and Income Fund       69

In addition to the Funds offered in this prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.



DOMESTIC EQUITY GROWTH FUNDS


  ING Growth Fund


  ING Small Company Fund


  ING Technology Fund


  ING Biotechnology Fund



DOMESTIC EQUITY INDEX FUNDS


  ING Index Plus Large Cap Fund


  ING Index Plus Mid Cap Fund


  ING Index Plus Small Cap Fund



DOMESTIC EQUITY VALUE FUNDS


  ING Corporate Leaders Trust


  ING Value Opportunity Fund


  ING SmallCap Value Fund


  ING MidCap Value Fund


  ING Growth and Income Fund


  ING Balanced Fund



INTERNATIONAL EQUITY


  ING Asia-Pacific Equity Fund


  ING Emerging Countries Fund


  ING European Equity Fund


  ING International Fund


  ING International Core Growth Fund


  ING International Growth Fund


  ING International SmallCap Growth Fund


  ING International Value Fund


  ING Precious Metals Fund


  ING Russia Fund



INTERNATIONAL GLOBAL EQUITY


  ING Global Communications Fund


  ING Global Technology Fund


  ING Global Real Estate Fund


  ING Worldwide Growth Fund



FIXED INCOME FUNDS


  ING Bond Fund


  ING Classic Money Market Fund


  ING Government Fund


  ING GNMA Income Fund


  ING High Yield Fund


  ING High Yield Opportunity Fund


  ING High Yield Bond Fund


  ING Intermediate Bond Fund


  ING National Tax Exempt Bond Fund


  ING Money Market Fund


  ING Aeltus Money Market Fund


  ING Strategic Income Fund



GENERATION FUNDS


  ING Ascent Fund


  ING Crossroads Fund


  ING Legacy Fund



LOAN PARTICIPATION FUNDS


  ING Senior Income Fund


  ING Prime Rate Trust

       [ING FUNDS LOGO]       USEABCPROS030102-030102


WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180


Or visit our website at www.ingfunds.com


This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Growth Opportunities Fund        811-4431
ING Equity Trust                     811-8817
  ING MidCap Opportunities Fund
ING Mayflower Trust                  811-7978
  ING Research Enhanced Index Fund
  ING Growth + Value Fund
ING SmallCap Opportunities Fund      811-4434
ING Large Company Value Fund, Inc.   811-0865
ING Investment Funds, Inc.           811-1939
  ING MagnaCap Fund
ING Mutual Funds                     811-7428
  ING LargeCap Growth Fund
  ING MidCap Growth Fund
  ING SmallCap Growth Fund
  ING Equity and Income Fund
  ING Convertible Fund
ING Financial Services Fund, Inc.    811-4504
ING Funds Trust                      811-8895
  ING Tax Efficient Equity Fund
  ING Internet Fund

       PROSPECTUS

    [PHOTO OF GLOBE]
       March 1, 2002

       Class Q
                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth + Value Fund
                                                 ING Growth Opportunities Fund
                                                 ING LargeCap Growth Fund
                                                 ING MidCap Growth Fund
                                                 ING MidCap Opportunities Fund
                                                 ING SmallCap Growth Fund
                                                 ING SmallCap Opportunities Fund
                                                 ING Research Enhanced Index
                                                 Fund
                                                 DOMESTIC EQUITY VALUE FUNDS
                                                 ING Large Company Value Fund
                                                 ING MagnaCap Fund
                                                 DOMESTIC EQUITY AND INCOME
                                                 ING Convertible Fund
                                                 ING Equity and Income Fund


       This Prospectus contains
       important information about
       investing in the Class Q
       shares of the ING Funds. You
       should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.


                                                           [ING FUNDS LOGO]
                                             (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS
--------------------------------------------------------------------------------


This Prospectus describes each Fund's objective, investment strategy and risks.



You'll also find:


--------------------------------------------------------------------------------
[MONEY GRAPHIC]
         HOW THE

         FUND HAS

         PERFORMED



--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


--------------------------------------------------------------------------------
[PENNY]

         WHAT YOU


         PAY TO


         INVEST




--------------------------------------------------------------------------------

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                      1
    FUNDS AT A GLANCE                                  2

    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth + Value Fund                            4
    ING Growth Opportunities Fund                      6
    ING LargeCap Growth Fund                           8
    ING MidCap Growth Fund                            10
    ING MidCap Opportunities Fund                     12
    ING SmallCap Growth Fund                          14
    ING SmallCap Opportunities Fund                   16
    ING Research Enhanced Index Fund                  18

    DOMESTIC EQUITY VALUE FUNDS
    ING Large Company Value Fund                      20
    ING MagnaCap Fund                                 22

    DOMESTIC EQUITY AND INCOME
    ING Convertible Fund                              24
    ING Equity and Income Fund                        26

    WHAT YOU PAY TO INVEST                            28
    SHAREHOLDER GUIDE                                 30
    MANAGEMENT OF THE FUNDS                           34
    DIVIDENDS, DISTRIBUTIONS AND TAXES                37
    MORE INFORMATION ABOUT RISKS                      38
    FINANCIAL HIGHLIGHTS                              41
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------


 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.


THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


DOMESTIC EQUITY GROWTH FUNDS


  ING's Domestic Equity Growth Funds seek long-term growth.


  They may suit you if you:

  - are willing to accept higher risk in exchange for long-term growth.

DOMESTIC EQUITY VALUE FUNDS

  ING's Domestic Equity Value Funds seek capital appreciation.

  They may suit you if you:


  - are investing for the long-term -- at least several years and

  - are willing to accept risk in exchange for long-term capital appreciation.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:


  - want both regular income and capital appreciation and


  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth or Domestic Equity Value Funds.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------


          This table is a summary of the investment objective, main investments and main risks of each ING Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.


                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          Growth + Value Fund                                    Capital appreciation
EQUITY FUNDS      Adviser: ING Investments, LLC
                  Sub-Adviser: Navellier Fund Management, Inc.

                  Growth Opportunities Fund                              Long-term growth of capital
                  Adviser: ING Investments, LLC

                  LargeCap Growth Fund                                   Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  MidCap Growth Fund                                     Maximum long-term capital
                  Adviser: ING Investments, LLC                          appreciation

                  MidCap Opportunities Fund                              Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  SmallCap Growth Fund                                   Maximum long-term capital
                  Adviser: ING Investments, LLC                          appreciation

                  SmallCap Opportunities Fund                            Capital appreciation
                  Adviser: ING Investments, LLC

                  Research Enhanced Index Fund                           Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

DOMESTIC          Large Company Value Fund                               Long-term capital appreciation
EQUITY VALUE      Adviser: ING Investments, LLC                          with income as a secondary
FUNDS                                                                    objective

                  MagnaCap Fund                                          Growth of capital, with
                  Adviser: ING Investments, LLC                          dividend income as a secondary
                                                                         consideration
DOMESTIC          Convertible Fund                                       Total return, consisting of
EQUITY &          Adviser: ING Investments, LLC                          capital appreciation and
INCOME FUNDS                                                             current income

                  Equity and Income Fund                                 Long-term capital appreciation
                  Adviser: ING Investments, LLC                          and current income

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large-cap, mid-cap or                Price volatility and other risks that accompany an
small-cap companies with the potential for capital        investment in growth- oriented equity securities.
appreciation.


Equity securities of large, medium, and small U.S.        Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in growth- oriented equity securities.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth- oriented equity securities.


Equity securities of medium-sized U.S. companies          Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of medium-sized companies.
                                                          Particularly sensitive to price swings during periods of
                                                          economic uncertainty.


Equity securities of medium-sized U.S. companies          Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          medium-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities of small-sized U.S. companies           Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities of small-sized U.S. companies           Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities of large companies that make up         Price volatility and other risks that accompany an
the S&P 500 Index.                                        investment in equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


Equity securities that meet disciplined selection         Price volatility and other risks that accompany an
criteria designed to identify companies capable of        investment in equity securities.
paying rising dividends.


Convertible securities as well as equities and            Price volatility and other risks that accompany an
high-yield debt.                                          investment in equity securities. Credit, interest rate,
                                                          liquidity and other risks that accompany an investment in
                                                          debt securities,and lower quality debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH + VALUE FUND                           Navellier Fund Management, Inc
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock, warrants and convertible securities.

The Fund invests in common stock of companies the Sub-Adviser believes are poised to rise in price. The Sub-Adviser uses a bottom-up quantitative screening process designed to identify and select inefficiently priced stocks that achieved superior returns compared to their risk characteristics. The Sub-Adviser first uses a proprietary computer model designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates. The Sub-Adviser then applies a quantitative analysis, which focuses on growth and value fundamental characteristics, such as earnings growth, earnings momentum, price to earnings (P/E) ratios, and internal reinvestment rates. The Sub-Adviser then allocates stocks according to how they complement other portfolio holdings.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market. Although the Sub-Adviser invests in value companies to decrease volatility, these investments may also lower the Fund's performance. The Fund's investments in small and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests. Rather, the market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of small and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

CHANGES IN INTEREST RATES -- the value of the Fund's convertible securities may fall when interest rates rise. Convertible securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 4      ING Growth + Value Fund

                                                         ING GROWTH + VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992   1993    1994    1995    1996    1997    1998    1999    2000     2001
----   -----   -----   -----   -----   -----   -----   -----   -----   ------
                                       18.10   17.72   88.10   -13.02  -34.87

(1) These figures are for the year ended December 31 of each year.


(2) The figure for 2001 provides performance information for Class Q shares of the Fund. The figures for 1997 to 2000 provide performance information for Class A shares of the Fund. Class Ashares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.



            Best and worst quarterly performance during this period:


                           4th quarter 1999:  43.50%


                            1st quarter 2001: -32.03%


           Fund's year-to-date total return as of December 31, 2001:


                                    -34.87%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 2000 Index and the Russell 3000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A return before taxes(2)                                  %  -37.96            7.13                   6.36
Class Q return before taxes                                     %  -34.87          -37.64                    N/A
Class Q return after taxes on distributions                     %  -34.87          -38.44                    N/A
Class Q return after taxes on distributions and sale of fund
  shares                                                        %  -21.24          -28.80                    N/A
Russell 2000 Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  %    2.49            7.52(4)                7.94(4)
Russell 3000 Index (reflects no deduction for fees, expenses
  or taxes)(5)                                                  %  -11.46           10.14(6)                9.70(6)


(1) Class A commenced operations on November 18, 1996. Class Q commenced operations on June 5, 2000.

(2) Reflects deduction of sales charge of 5.75%,

(3) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.


(4) Index return is for Class A for the period beginning December 1, 1996. Index return for Class Q is 3.05% for the period beginning June 1, 2000.


(5) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.


(6) Index return is for Class A for the period beginning December 1, 1996. Index return for Class Q is -10.72% for the period beginning June 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Growth + Value Fund       5

                                                                         ADVISER
ING GROWTH OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks long-term growth of capital.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio managers feel have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.


The portfolio manager uses a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 6      ING Growth Opportunities Fund

                                                   ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

1992                             1993        1994        1995        1996      1997     1998     1999     2000      2001
----                           --------    --------    --------    --------    -----    -----    -----    -----    ------
                                                                      20.54    23.59    23.61    93.26    -19.11   -41.84

                             [TOTAL RETURNS GRAPH]

(1) These figures are for the year ended December 31 of each year.


(2) The figure shown for 2001 provides performance information for Class Q shares of the Fund. The figures shown for 1996 to 2000 provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.



            Best and worst quarterly performance during this period:


                           4th quarter 1999:  39.10%


                           1st  quarter 2001: -31.24%


           Fund's year-to-date total return as of December 31, 2001:


                                    -41.84%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A return before taxes(2)                                  %  -45.26            5.51                    8.95
Class Q return before taxes                                     %  -41.84          -37.01                     N/A
Class Q return after taxes on distributions                     %  -41.34          -37.49                     N/A
Class Q return after taxes on distributions and sale of fund
  shares                                                        %  -25.48          -28.55                     N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  -11.88           10.70(4)                14.18(4)



(1) Class Q commenced operations on June 1, 2000. Class A commenced operations on June 5, 1995.



(2) Reflects deduction of sales charge of 5.75%.



(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(4) Index return is for Class A for the period beginning June 1, 1995. Index return for Class Q is -11.50% for the period beginning June 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Growth Opportunities Fund       7

                                                                         ADVISER
ING LARGECAP GROWTH FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE

[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation.


INVESTMENT
STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund normally invests in companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock and warrants. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of December 31, 2001, this meant market capitalizations in the range of $8.1 billion to $398 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.



The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 8      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

1992                      1993        1994        1995        1996        1997        1998      1999     2000      2001
----                    --------    --------    --------    --------    --------    --------    -----    -----    ------
                                                                                       60.02    96.93    -19.12   -38.20

(1) These figures are for the year ended December 31 of each year.

(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  45.16%


                           1st  quarter 2001: -27.87%

           Fund's year-to-date total return as of December 31, 2001:

                                    -38.20%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class Q return before taxes                                     %  -38.20           12.54                  N/A
Class Q return after taxes on distributions                     %  -38.21           12.12                  N/A
Class Q return after taxes on distributions and sale of fund
  shares                                                        %  -23.26           10.26                  N/A
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -20.42            3.08(3)               N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %  -11.88            5.69(3)               N/A


(1) Class Q commenced operations on July 21, 1997.

(2) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.


(3) Index return is for the period beginning August 1, 1997.



(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING LargeCap Growth Fund       9

                                                                         ADVISER
ING MIDCAP GROWTH FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stocks that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations between $225 million and $10.5 billion. The market capitalization range will change with market conditions as the range of the companies included in the Standard and Poor's MidCap 400 Index (S&P MidCap 400 Index) changes.


The portfolio managers emphasize a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers use both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.


PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING MidCap Opportunities Fund. You could, therefore, ultimately hold shares of that Fund. For more information regarding ING MidCap Opportunities Fund, please see page 12 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.

INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.

 10      ING MidCap Growth Fund

                                                          ING MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992     1993       1994       1995     1996    1997    1998    1999    2000     2001
----   --------   --------   --------   -----   -----   -----   -----   -----   ------
                                38.24   16.06   16.20   14.32   98.50   -4.47   -36.93


(1) These figures are for the year ended December 31 of each year.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.



            Best and worst quarterly performance during this period:

                           4th quarter 1999:  62.82%
                           3rd quarter 2001: -30.35%
           Fund's year-to-date total return as of December 31, 2001:
                                    -36.93%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of a broad measure of market performance -- the S&P MidCap 400 Index and the Russell Midcap Growth Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class Q return before taxes                                     %   -36.93           9.70                  13.54
Class Q return after taxes on distributions                     %   -37.03           6.43                  11.11
Class Q return after taxes on distributions and sale of fund
  shares                                                        %   -22.40           7.94                  11.42
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(2)                                         %    -0.61          16.11                  17.85(3)
Russell MidCap Growth Index (reflects no deduction for fees,
expenses or taxes)(4)                                           %   -20.15           9.02                  13.35(3)


(1) Class Q commenced operations on June 30, 1994.

(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.


(3)Index return is for the period beginning July 1, 1994.



(4) The Russell Midcap Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING MidCap Growth Fund       11

                                                                         ADVISER
ING MIDCAP OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund invests in companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). As of December 31, 2001, the market capitalization of companies in the S&P MidCap 400 Index ranged from $225 million to $10.5 billion. The market capitalization range will change with market conditions as the range of the companies included in the S&P MidCap 400 Index changes.



The portfolio managers use a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of mid-size companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.

 12      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

        1992             1993        1994        1995        1996        1997        1998        1999       2000      2001
        ----           --------    --------    --------    --------    --------    --------    --------    ------    ------
                                                                                                 103.24     -0.35    -37.00

(1) These figures are for the year ended December 31 of each year.


(2) The figure shown for 2001 provides performance of Class Q shares of the Fund. The figures shown for 1999 and 2000 provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  44.90%


                           3rd quarter 2001: -30.48%

           Fund's year-to-date total return as of December 31, 2001:

                                    -37.00%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                    5 YEARS               10 YEARS
                                                                    1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A return before taxes(2)                                  %   -40.86           13.95                  N/A
Class Q return before taxes                                     %   -37.00          -25.92                  N/A
Class Q return after taxes on distributions                     %   -37.00          -27.18                  N/A
Class Q return after taxes on distributions and sale of fund
shares                                                          %   -22.54          -20.28                  N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                         %    -0.61           20.81(4)               N/A


(1) Class A Shares commenced operations on August 20, 1998. Class Q shares commenced operations on April 4, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.


(4) Index return is for Class A for the period beginning September 1, 1998. Index return for Class Q is 2.07% for the period beginning April 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       13

                                                                         ADVISER
ING SMALLCAP GROWTH FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in equity securities of small U.S. companies, and at least 75% of its assets in common stocks that the portfolio manager feels have above average prospects for growth. Smaller companies are companies with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index. As of December 31, 2001, the market capitalization of companies held by the Fund ranged from $180 million to $3.1 billion. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Index changes.


The Fund emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.


The Fund considers a company to be small if it has a market capitalization corresponding at the time of purchase to the middle 90% of the Russell 2000 Growth Index. In the adviser's opinion, the middle 90% includes companies with capitalizations between $4 million and $3 billion. Capitalization of companies in the Russell 2000 Growth Index will change with market conditions.



PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING SmallCap Opportunities Fund. You could, therefore, ultimately hold shares of that Fund. For more information regarding the ING SmallCap Opportunities Fund, please see page 16 of this Prospectus.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-cap companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.


INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.

 14      ING SmallCap Growth Fund

                                                        ING SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992        1993       1994       1995       1996     1997    1998    1999   2000     2001
----      --------   --------   --------   --------   -----   -----   ----   -----   ------
                                              19.44   11.56    4.26   90.58  -5.40   -32.57

(1) These figures are for the year ended December 31 of each year.

(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.



            Best and worst quarterly performance during this period:
                           4th quarter 1999:  50.68%
                           3rd quarter 2001: -30.01%
           Fund's year-to-date total return as of December 31, 2001:
                                    -32.57%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Growth Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                  5 YEARS               10 YEARS
                                                                    1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class Q return before taxes                                     %   -32.57          7.17                  9.40
Class Q return after taxes on distributions                     %   -32.59          3.81                  6.64
Class Q return after taxes on distributions and sale of fund
shares                                                          %   -19.82          5.60                  7.58
Russell 2000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %    -9.23          2.87                  4.57(3)


(1) Class Q commenced operations on August 31,1995.

(2) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.


(3) Index return is for the period beginning September 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING SmallCap Growth Fund       15

                                                                         ADVISER
ING SMALLCAP OPPORTUNITIES FUND                             ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund normally invests in companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 Index changes. The market capitalization of companies held by the Fund as of December 31, 2001 ranged from $180 million to $3.1 billion.



The portfolio manager uses a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempts to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.

 16      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

    1992        1993        1994        1995      1996     1997     1998     1999      2000      2001
  --------    --------    --------    --------    -----    -----    ----    ------    ------    ------
                                                  18.16    14.92    7.59    146.94     -6.04    -33.41

                             [TOTAL RETURNS GRAPH]

(1) These figures are for the year ended December 31 of each year.

(2) The figure shown for the year 2001 provides performance for Class Q shares of the Fund. The figures shown for the years 1996 to 2000 provide performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  68.12%


                           3rd quarter 2001: -30.13%

           Fund's year-to-date total return as of December 31, 2001:

                                    -33.41%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A return before taxes(2)                                  %  -37.32           12.45                   14.12
Class Q return before taxes                                     %  -33.41          -24.68                     N/A
Class Q return after taxes on distributions                     %  -33.85          -27.23                     N/A
Class Q return after taxes on distributions and sale of Fund
  shares                                                        %  -19.96          -19.72                     N/A
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(3)                                                    %    2.49            7.52(4)                10.91(4)



(1) Class Q commenced operations on April 4, 2000. Class A commenced operations on June 5, 1995.



(2) Reflects deduction of sales charge of 5.75%.



(3) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.



(4) Index return is for Class A for the period beginning June 1, 1995. Index return for Class Q is -4.17% for the period beginning April 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING RESEARCH ENHANCED INDEX FUND                                             Inc
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


In managing the Fund, the portfolio managers attempt to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that they believe will outperform the index, and underweighting (or avoiding altogether) those stocks that they believe will underperform the index. In determining stock weightings, the portfolio managers use internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the portfolio managers generally include in the Fund approximately 400 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the portfolio managers expect that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index options and futures on the S&P 500 Index).

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.


MARKET TRENDS -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

 18      ING Research Enhanced Index Fund

                                                ING RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992                    1993      1994      1995      1996      1997      1998     1999      2000      2001
----                   ------    ------    ------    ------    ------    ------    -----    ------    ------
                                                                                   18.59    -12.79    -12.26

(1) These figures are for the year ended December 31 of each year.

(2) The figure shown for the year 2001 provides performance for Class Q shares of the Fund. The figures shown for the years 1999 and 2000 provide performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

(3) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.


            Best and worst quarterly performance during this period:


                           4th quarter 1999:  12.41%


                           3rd quarter 2001: -13.53%


           Fund's year-to-date total return as of December 31, 2001:


                                    -12.26%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A return before taxes(2)                                  %  -17.23           -4.82                  N/A
Class Q return before taxes                                     %  -12.26          -14.80                  N/A
Class Q return after taxes on distributions                     %  -12.26          -14.80                  N/A
Class Q return after taxes on distributions and sale of Fund
shares                                                          %   -7.46          -11.70                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(3)                                                       %  -11.88           -1.03(4)               N/A


(1) Class A commenced operations on December 30, 1998. Class Q commenced operations on April 4, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(4) Index return is for Class A for the period beginning January 1, 1999. Index return for Class Q is -13.05% for the period beginning April 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING Research Enhanced Index Fund       19

                                                                         ADVISER
ING LARGE COMPANY VALUE FUND                                ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.


INVESTMENT STRATEGY


(COMPASS GRAPHIC)


The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund normally invests in companies that the Adviser considers to be undervalued compared to the overall stock market. The Adviser considers large companies to consist of the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow, or earnings, or the 1000 largest companies, as measured by equity market capitalization. Within this universe of large, well-established companies, the Adviser will use a disciplined value approach to select investments that the Adviser considers to be undervalued compared to the overall stock market. The Adviser also analyzes candidates for investment for some catalyst or vector of change that may spark an increase in the share price.


The Fund may invest the remaining 20% of its assets in other types of securities, including foreign securities and smaller companies. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs). To the degree that the Fund invests assets in non-U.S. securities, it may hedge the currency risk of these holdings with the use of forward contracts or options on currencies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities including bonds, notes, debentures, and short-term investments.

--------------------------------------------------------------------------------

RISKS


(SCALE GRAPHIC)

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.


CHANGES IN INTEREST RATES -- the value of the Fund's convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter durations.


CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns to the Fund.


EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.


 20      ING Large Company Value Fund

                                                    ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

                        1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
                        -----   -----   -----   -----   -----   -----   -----   -----   -----   ------
                        12.36   13.22   -3.11   22.57   26.46   30.36   21.42   15.54   -3.13   -14.06

(1) These figures are for the year ended December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as Class A shares. Because Class Q shares were first offered in 2001, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

(3)Effective March 1, 2002, the Fund changed its name to Large Company Value Fund. Prior to that date, the name of the Fund was "Pilgrim Growth and Income Fund."


            Best and worst quarterly performance during this period:

                           4th quarter 1998:  21.95%


                           3rd quarter 2001: -15.48%

           Fund's year-to-date total return as of December 31, 2001:

                                    -14.06%


                          AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2001)(1)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A return before taxes(2)                                  %  -18.99          7.49                10.61
Class A return after taxes on distributions(2)                  %  -19.34          4.59                 7.33
Class A return after taxes on distributions and sale of Fund
  shares(2)                                                     %  -11.24          5.85                 7.76
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  -11.88         10.70                12.94


(1) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.

(2) Reflects deduction of sales charge of 5.75%.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Large Company Value Fund       21

                                                                         ADVISER
ING MAGNACAP FUND                                           ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks growth of capital, with dividend income as a secondary consideration.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives are established companies that meet disciplined valuation criteria and have the financial ability to have increased their dividends over the last decade. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that meet the following criteria:

 -- ATTRACTIVE VALUATION CHARACTERISTICS -- Companies with market capitalizations above $2 billion are screened for relatively attractive valuation characteristics. Multiple valuation measures may be considered including: price to earnings ratios; price to book value ratios; price to cash flow ratios; price to sales ratios; and enterprise value to earnings before interest, taxes, depreciation and amortization. Companies selling at low valuations compared to their expected growth rates will also be considered.

 -- DIVIDENDS -- A company must have increased its dividends or had the financial capability to have increased its dividends over the past 10 years.

 -- BALANCE SHEET STRENGTH -- A company's long term debt is rated investment grade by at least one nationally recognized rating agency.

Candidates for investment are also analyzed for some catalyst or vector of change that may spark an increase in share price.


The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally, the Fund's investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, earnings, or assets. The remainder of the Fund's assets may be invested in equity securities that the Adviser believes have growth potential because they represent an attractive value, but which may not meet the above criteria. The Fund's investments may focus on particular sectors depending on the Adviser's perception of the market environment.


Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.


CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment.

 22      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
  8.02     9.25    4.15   35.22   18.51   27.73   16.09   12.20    1.33   -14.27


(1) These figures are for the year ended December 31 of each year.
(2) The figures shown for the years 2000 and 2001 provide performance of Class Q shares of the Fund. The figures shown for the years 1992 to 1999 provide performance for Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar returns as the Class Q shares because they are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class Q shares and Class A shares have different expenses.



            Best and worst quarterly performance during this period:


                           4th quarter 1998:  18.93%


                           3rd quarter 2001: -14.36%


           Fund's year-to-date total return as of December 31, 2001:


                                    -14.27%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A return before taxes(2)                                  %  -18.05            7.41                 10.99
Class Q returns before taxes                                    %  -14.27           -6.43                   N/A
Class Q return after taxes on distributions                     %  -17.23           -9.09                   N/A
Class Q return after taxes on distributions and sale of fund
shares                                                          %   -6.21           -5.12                   N/A
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(3)                                                       %  -11.88           10.70(4)              12.94(4)


(1) Class Q commenced operations on November 19, 1999.


(2)Reflects deduction of sales charge of 5.75%.



(3) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(4) Index return is for Class A for the 10 year period ended December 31, 2001. Index return for Class Q is -7.60% for the period beginning December 1, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       23

                                                                         ADVISER
ING CONVERTIBLE FUND                                        ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks maximum total return, consisting of capital appreciation and current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in convertible securities. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Fund emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Fund invests may be rated below investment grade (high risk instruments), or, if not rated, may be of comparable quality. There is no minimum credit rating for securities in which the Fund may invest. Through investments in convertible securities, the Fund seeks to capture the upside potential of the underlying equities with less downside exposure.


The Fund may also invest up to 20% of its total assets in common and nonconvertible preferred stocks, and in debt securities, which may include high yield debt (commonly known as junk bonds) rated below investment grade, or of comparable quality if unrated.

The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

Most but not all of the bonds in which the Fund invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.

In evaluating convertible securities the Fund's Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

In analyzing specific companies for possible investment, the Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

CHANGES IN INTEREST RATES -- the value of the convertible and debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

CREDIT RISK -- the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

INABILITY TO SELL SECURITIES -- convertible securities and lower rated debt securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 24      ING Convertible Fund

                                                            ING CONVERTIBLE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


                             [TOTAL RETURNS GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
  -----   -----   -----   -----   -----   -----   -----   -----   -----   ------
                                  20.74   23.04   21.40   50.44   -8.74   -12.13



(1) These figures are for the year ended December 31 of each year.
(2) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.



            Best and worst quarterly performance during this period:


                           4th quarter 1999:  34.68%


                           4th quarter 2000: -16.00%


           Fund's year-to-date total return as of December 31, 2001:


                                    -12.13%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston Convertible Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class Q return before taxes                                     %  -12.13         12.50                  13.67
Class Q return after taxes on distributions                     %  -13.26          8.87                  10.54
Class Q return after taxes on distributions and sale of fund
  shares                                                        %   -7.32          9.92                  10.43
First Boston Convertible Index (reflects no deduction for
fees, expenses or taxes)(2)                                     %   -6.42          8.86                   9.55(3)


(1) Class Q commenced operations on August 31, 1995.

(2) The First Boston Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical, to those in the Fund's portfolio.


(3) Index return is for the period beginning September 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Convertible Fund       25

                                                                         ADVISER
ING EQUITY AND INCOME FUND                                  ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks a balance of long-term capital appreciation and current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund's Adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally maintains 40% to 60% of its assets in debt securities of any maturity issued by corporations or other business entities and the U.S. Government and its agencies and instrumentalities, and government sponsored enterprises, and normally seeks a target allocation of 50%, although this may vary with market conditions.

The remainder of the Fund's assets are normally invested in equity securities of large companies that the Adviser believes are leaders in their industries. The Adviser considers whether these companies have a sustainable competitive edge. The portfolio managers emphasize a value approach in equity selection and seek securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with a market capitalization of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.

A portion of the Fund's net assets (up to 35%) may be invested in high yield debt securities (commonly known as junk bonds) rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit quality for the high yield debt securities in which the Fund may invest. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique or in furtherance of this investment objective. The Fund may invest up to 35% of its net assets in zero coupon securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.


The Fund also may invest in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.


CHANGES IN INTEREST RATES -- the value of debt securities can change in response to changes in interest rates. The value of the debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Zero coupon securities are particularly sensitive to changes in interest rates.


CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income mutual funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

INABILITY TO SELL SECURITIES -- high yield securities and securities of smaller companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

 26      ING Equity and Income Fund

                                                      ING EQUITY AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                             [TOTAL RETURNS GRAPH]


    1992        1993        1994        1995      1996     1997     1998     1999    2000     2001
  --------    --------    --------    --------    -----    -----    -----    ----    -----    -----
                                                  16.88    21.46    23.52    8.69    -3.06    -5.22


(1) These figures are for the year ended December 31 of each year.
(2) Prior to May 24, 1999, a different adviser managed the Fund.


            Best and worst quarterly performance during this period:
                            4th quarter 1998: 14.47%
                            3rd quarter 2001: -6.78%
            Fund's year-to-date total return as of December 31, 2001
                                     -5.22%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of a broad measure of market performance -- the Standard & Poor's Barra Value Index (S&P Barra Value Index), the Lehman Aggregate Bond Index, the Lipper Balanced Fund Index and a composite index consisting of 60% Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index) and 40% Lehman Brothers Government/Corporate Bond Index ("Composite Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                 5 YEARS               10 YEARS
                                                                     1         (OR LIFE OF           (OR LIFE OF
                                                                    YEAR          CLASS)              CLASS)(1)
Class Q return before taxes                                     %  -5.22           8.44                  9.18
Class Q return after taxes on distributions                     %  -6.90           5.11                  6.39
Class Q return after taxes on distributions and sale of Fund
shares                                                          %  -3.17           5.94                  6.74
S&P Barra Value Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -11.71          9.49                 12.56(3)
Lehman Aggregate Bond Index (reflects no deduction for fees,
expenses or taxes)(4)                                           %   8.44           7.43                  7.28(3)
Lipper Balanced Fund Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  -3.24           8.37                  9.79(3)
Composite Index (reflects no deduction for fees, expenses or
taxes)(6)                                                       %  -3.67           9.79                 11.44(3)


(1) Class Q commenced operations on August 31, 1995.

(2) The S&P Barra Value Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.


(3) Index return is for the period beginning September 1, 1995.


(4) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(5) The Lipper Balanced Fund Index is an unmanaged index that measures the performance of balanced funds (funds that seek current income balanced with capital appreciation).

(6) The Composite Index consists of 60% of the S&P 500 Index and 40% Lehman Brothers Government/Corporate Bond Index. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. The Lehman Brothers Government/ Corporate Bond Index is a widely recognized unmanaged index of publicly issued fixed rate U.S. Government investment grade mortgage-backed and corporate debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Equity and Income Fund       27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS Q
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


                                                                                       TOTAL
                                                                                       FUND             WAIVERS,
                                           MANAGEMENT    SERVICE     OTHER           OPERATING       REIMBURSEMENTS        NET
FUND                                          FEE         FEES      EXPENSES         EXPENSES       AND RECOUPMENT(2)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Growth + Value                      %        1.00        0.25        0.44(3)          1.69                  --            1.69
 Growth Opportunities                %        0.95        0.25        0.36(3)          1.56                  --            1.56
 LargeCap Growth(4)                  %        0.73        0.25        0.28(3)(5)       1.26(5)               --            1.26(5)
 MidCap Growth                       %        0.75        0.25        0.18             1.18                0.01(6)         1.19
 MidCap Opportunities(4)             %        1.00        0.25        0.48(3)(7)       1.73(7)            -0.38            1.35(7)
 SmallCap Growth                     %        1.00        0.25        0.24             1.49                0.01(6)         1.50
 SmallCap Opportunities(4)           %        1.00        0.25        0.28(3)(8)       1.53(8)               --            1.53(8)
 Research Enhanced Index             %        0.70        0.25        0.34(3)          1.29                  --            1.29
 Large Company Value(4)              %        0.63        0.25        0.54(3)(9)(10)   1.42(9)               --            1.42(9)
 MagnaCap(4)                         %        0.72        0.25        0.13(11)         1.10(11)              --            1.10(11)
 Convertible                         %        0.75        0.25        0.23(3)          1.23                0.01(6)         1.24
 Equity and Income                   %        0.75        0.25        0.55(3)          1.55               -0.30            1.25


--------------------------------------------------------------------------------


 (1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recent complete fiscal year, as adjusted for contractual changes, and fee waivers to which the Adviser has agreed for each Fund.



 (2) ING Investments, LLC has entered into written expense limitation agreements with each Fund except Growth + Value Fund Growth Opportunities Fund, SmallCap Opportunities Fund, Research Enhanced Index Fund and MagnaCap Fund, under which it will limit expenses of the Fund excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Fund's expenses waived or reimbursed during the last year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." For MidCap Opportunities Fund, the amount shown under the heading "Waivers, Reimbursements and Recoupment" reflects the amount proposed to be waived under the Fund's expense limitation agreement. For each Fund except MidCap Opportunities Fund and Large Company Value Fund, the expense limit will continue through at least November 1, 2002. The expense limit for MidCap Opportunities Fund will continue at least through January 1, 2004. The expense limit for Large Company Value Fund will continue at least through July 26, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.



 (3)ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.



 (4) Effective February 23, 2001 and March 23, 2001, certain funds merged with LargeCap Growth, MidCap Opportunities, SmallCap Opportunities, Large Company Value, and MagnaCap Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.



 (5)Excludes one-time merger fees of 0.03% incurred in connection with the mergers of other investment companies into LargeCap Growth Fund.



 (6)Amount recouped by ING Investments, LLC pursuant to the Expense Limitation Agreement between the Fund and ING Investments, LLC.



 (7)Excludes one-time merger fees of 0.09% incurred in connection with the merger of another investment company into MidCap Opportunities Fund.



 (8)Excludes one-time merger fees of 0.03% incurred in connection with the merger of another investment company into SmallCap Opportunities Fund.



 (9) Excludes one-time merger fees of 0.06% incurred in connection with the merger of another investment company into Large Company Value Fund.



(10) Because Class Q shares are new for Large Company Value Fund the expenses are estimated based on Class A expenses of the Fund.



(11)Excludes one-time merger fees of 0.01% incurred in connection with the mergers of other investment companies into MagnaCap Fund.


 28      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS Q


                            FUND                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 Growth + Value                                                 $     172         533         918        1,998
 Growth Opportunities                                           $     159         493         850        1,856
 LargeCap Growth                                                $     128         400         692        1,523
 MidCap Growth                                                  $     120         375         649        1,432
 MidCap Opportunities                                           $     137         469         865        1,976
 SmallCap Growth                                                $     152         471         813        1,779
 SmallCap Opportunities                                         $     156         483         834        1,824
 Research Enhanced Index                                        $     131         409         708        1,556
 Large Company Value                                            $     145         449         776        1,702
 MagnaCap                                                       $     112         350         606        1,340
 Convertible                                                    $     125         390         676        1,489
 Equity and Income                                              $     158         490         845        1,845


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       29

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and wrap accounts. The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Class A, B, C, M and T shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING reserves the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
All other purchasers may purchase shares by the methods outlined in the table on the right.
DISTRIBUTION AND SHAREHOLDER SERVICE FEES
To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

RETIREMENT PLANS

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact the Shareholder Services Representative at (800) 992-0180.



                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      A financial consultant   Visit or consult a
 YOUR FINANCIAL     with an authorized       financial consultant.
 CONSULTANT         firm can help you
                    establish and maintain
                    your account.
 BY MAIL            Visit or speak with a    Fill out the Account
                    financial consultant.    Additions form included
                    Make your check          on the bottom of your
                    payable to the ING       account statement along
                    Funds and mail it,       with your check payable
                    along with a completed   to the Fund and mail
                    Application. Please      them to the address on
                    indicate your            the account statement.
                    investment               Remember to write your
                    professional on the      account number on the
                    New Account              check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust
                    Kansas City
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    ------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to:
                    -------------------
                    Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 30      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.




                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    FINANCIAL CONSULTANT     your financial consultant who may
                                                                                             charge for their services in
                                                                                             connection with your redemption
                                                                                             request, but neither the Fund nor the
                                                                                             Distributor imposes any such charge.



                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.



                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       31

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class Q shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The ING Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange Class Q shares for Class Q shares of any other ING Fund that offers Class Q shares. The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange before exchanging your shares.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this prospectus. Investors

 32      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

may obtain a copy of a prospectus of any ING Fund not discussed in this prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.


SYSTEMATIC EXCHANGE PRIVILEGE

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS


Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and select Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.


PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy policy that accompanies this Prospectus.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------


ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), formerly, ING Pilgrim Investments, LLC (ING Pilgrim), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.


As of December 31, 2001, ING managed over $17.6 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                      MANAGEMENT
FUND                                                     FEE
Growth + Value                                           1.00%
Growth Opportunities                                     0.95
LargeCap Growth                                          0.73
MidCap Growth                                            0.75
MidCap Opportunities                                     1.00
SmallCap Growth                                          1.00
SmallCap Opportunities                                   1.00
Research Enhanced Index                                  0.70
Large Company Value                                      0.63
MagnaCap                                                 0.72
Convertible                                              0.75
Equity and Income                                        0.75

ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

GROWTH OPPORTUNITIES FUND
LARGECAP GROWTH FUND
MIDCAP OPPORTUNITIES FUND
MIDCAP GROWTH FUND

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund, the LargeCap Growth Fund, the MidCap Opportunities Fund and MidCap Growth Fund:


Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as a Senior Portfolio Manager of Growth Opportunities Fund since November 1998, LargeCap Growth Fund since October 1, 2000, MidCap Growth Fund since April 2000 and MidCap Opportunities Fund since the Fund was formed in August 1998. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.



Jeffrey Bernstein, Senior Vice President of ING, has served as a Senior Portfolio Manager of Growth Opportunities Fund since November 1998, MidCap Growth Fund since April 2000, MidCap Opportunities Fund since the Fund was formed in August 1998, and Co-Portfolio Manager of LargeCap Growth Fund since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.


SMALLCAP OPPORTUNITIES FUND AND SMALLCAP GROWTH FUND


Mary Lisanti, whose background is described above, has served as manager of the SmallCap Growth Fund since April 2000 and SmallCap Opportunities Fund since July 1998.


LARGE COMPANY VALUE FUND


Thomas Jackson, Senior Vice President and Senior Portfolio Manager for value equity strategies at ING, has served as Portfolio Manager of Large Company Value Fund since June 2001. Prior to joining ING Pilgrim in June 2001, Mr. Jackson was a Managing Director at Prudential Investments (April 1990 through December
2000). Prior to April 1990, Mr. Jackson was Co-Chief Investment Officer and Managing Director at Century Capital Associates and Red Oak Advisors Inc.


MAGNACAP FUND


Thomas Jackson, whose background is described above, has served as Portfolio Manager of MagnaCap Fund since June 2001.



Howard Kornblue, Senior Vice President, Senior Portfolio Manager and Director of Value Strategies for ING has served as Auxiliary Portfolio Manager of MagnaCap Fund since June 2001. Mr. Kornblue served as Portfolio Manager of MagnaCap Fund from 1989 until January 2001.



 34      Management of the Funds

ADVISER                                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

EQUITY AND INCOME FUND

The following individuals share responsibility for the day-to-day management of the Equity and Income Fund:

Thomas Jackson, whose background is described above, has served as Portfolio Manager of the equity portion of Equity and Income Fund since June 2001.


Robert K. Kinsey, Vice President of ING, has served as a Portfolio Manager of the portion of Equity and Income Fund's assets that are invested in fixed-income assets, other than high yield securities, since May 24, 1999. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.



Edwin Schriver, Senior Vice President of ING, has served as Senior Portfolio Manager of the high yield portion of the Equity and Income Fund's fixed-income assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was president of an SEC registered investment adviser and held various senior portfolio management positions.


CONVERTIBLE FUND


Andrew Chow, Vice President of ING, has served as Portfolio Manager of Convertible Fund since October 1, 2000. Prior to joining ING Pilgrim, Mr. Chow was the portfolio manager of the Conseco Convertible Securities Fund since 1998. He joined Conseco, where he was also responsible for managing convertible securities accounts, in 1991.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       35

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio.

RESEARCH ENHANCED INDEX FUND

AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc. (Aeltus) serves as Sub-Adviser to the Research Enhanced Index Fund. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of December 31, 2001, Aeltus managed over $41.8 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.



Hugh T. M. Whelan and Douglas E. Cote share the responsibility for the day-to-day management of the ING Research Enhanced Index Fund.


Mr. Whelan has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, he has served as a quantitative equity analyst since 1999. Previously, Mr. Whelan served as an analyst in Aeltus' fixed income group specializing in corporate securities since 1994.


Mr. Cote, has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, Mr. Cote has served as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.


GROWTH + VALUE FUND

NAVELLIER FUND MANAGEMENT, INC.


A registered investment adviser, Navellier Fund Management, Inc. (Navellier) serves as Sub-Adviser to the Growth + Value Fund. Navellier and its affiliate, Navellier & Associates, Inc., manage over $4.4 billion for institutions, pension funds and high net worth individuals. Navellier's principal address is 1 East Liberty, Third Floor, Reno, Nevada 89501.


Louis Navellier has managed the Growth + Value Fund since the Fund was formed in November 1996. Mr. Navellier has over 19 years of investment management experience and is the principal owner of Navellier & Associates, Inc. Mr. Navellier's investment newsletter, MPT Review, has been published for over 19 years and is widely renowned throughout the investment community.


 36      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:


ANNUALLY(1)        SEMI-ANNUALLY(1)   QUARTERLY(2)
-----------        ----------------   ------------
Growth + Value     Large Company      Convertible
Growth               Value            Equity and
  Opportunities    MagnaCap           Income
LargeCap Growth
MidCap Growth
MidCap
  Opportunities
SmallCap Growth
SmallCap
  Opportunities
Research Enhanced
  Index


(1) Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist, on an annual basis, of a variable combination of capital gains and ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another ING Fund which offers Class Q shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information (SAI) for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.





              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       37

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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.


Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


INVESTMENTS IN FOREIGN SECURITIES (LARGE COMPANY VALUE, MAGNACAP, AND EQUITY AND INCOME FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT LARGECAP GROWTH, RESEARCH ENHANCED INDEX AND MAGNACAP FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



HIGH YIELD SECURITIES (CONVERTIBLE AND EQUITY AND INCOME FUNDS). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



CORPORATE DEBT SECURITIES (LARGE COMPANY VALUE, MAGNACAP, CONVERTIBLE AND EQUITY AND INCOME FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond


 38      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

CONVERTIBLE SECURITIES (GROWTH + VALUE, LARGE COMPANY VALUE, MAGNACAP, CONVERTIBLE AND EQUITY AND INCOME FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (EQUITY AND INCOME FUND). The Fund may invest up to 10% of its assets in other investment companies. When the a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

INTERESTS IN LOANS (EQUITY AND INCOME FUND). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

DERIVATIVES (RESEARCH ENHANCED INDEX, LARGE COMPANY VALUE AND EQUITY AND INCOME FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT LARGECAP GROWTH, RESEARCH ENHANCED INDEX AND MAGNACAP FUNDS). The Funds may invest in small and mid- capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

PORTFOLIO TURNOVER. Each Fund (EXCEPT MAGNACAP FUND) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


LENDING PORTFOLIO SECURITIES (LARGECAP GROWTH AND CONVERTIBLE FUNDS). In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 30% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


OTHER RISKS

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities (except MagnaCap Fund may not invest in restricted securities). If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       39

MORE INFORMATION ABOUT RISKS
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TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.


 40      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
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The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. Due to Class Q being recently offered, Financial Highlights are not included for Large Company Value Fund.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       41

ING GROWTH + VALUE FUND                                     FINANCIAL HIGHLIGHTS
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For the seven months ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                          SIX MONTHS
                                                                            ENDED            SEVEN MONTHS          PERIOD
                                                                         NOVEMBER 30,           ENDED               ENDED
                                                                             2001              MAY 31,           OCTOBER 31,
                                                                         (UNAUDITED)           2001(1)             2000(2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             13.88               24.90              26.73
 Income from investment operations:
 Net investment loss                                           $             -0.12               -0.18              -0.05
 Net realized and unrealized loss on investments               $             -2.75               -8.62              -1.78
 Total from investment operations                              $             -2.87               -8.80              -1.83
 Less distributions from:
 Net realized gain on investments                              $                --                2.16                 --
 Tax return of capital                                         $                --                0.06                 --
 Total distributions                                           $                --                2.22                 --
 Net asset value, end of period                                $             11.01               13.88              24.90
 TOTAL RETURN(3):                                              %            -20.68              -38.00              -6.85
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $               493                 454              1,346
 Ratios to average net assets:
 Expenses(4)                                                   %              1.67                1.69               1.53
 Net investment loss(4)                                        %             -0.77               -1.43              -1.19
 Portfolio turnover rate                                       %                93                  95                163


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Class Q commenced offering of shares on June 5, 2000.



(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.


 42      ING Growth + Value Fund

FINANCIAL HIGHLIGHTS                               ING GROWTH OPPORTUNITIES FUND
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The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                          SIX MONTHS
                                                                            ENDED            FIVE MONTHS           PERIOD
                                                                         NOVEMBER 30,           ENDED              ENDED
                                                                             2001              MAY 31,          DECEMBER 31,
                                                                         (UNAUDITED)           2001(1)            2000(2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             18.70              25.48               32.58
 Income from investment operations:
 Net investment income (loss)                                  $             -0.11              -0.10               -0.15
 Net realized and unrealized gain (loss) on investments        $             -4.20              -6.68               -5.46
 Total from investment operations                              $             -4.31              -6.78               -5.61
 Less distributions from:
 Net realized gain on investments                              $                --                 --                1.49
 Total distributions                                           $                --                 --                1.49
 Net asset value, end of period                                $             14.39              18.70               25.48
 TOTAL RETURN(3):                                              %            -23.05             -26.61              -17.55
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                              $             6,041              7,947              10,274
 Ratios to average net assets:
 Expenses(4)                                                   %              1.66               1.56                1.41
 Net investment loss(4)                                        %             -1.50              -1.17               -0.81
 Portfolio turnover rate                                       %               251                217                 326


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Class Q commenced offering of shares on June 1, 2000.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(4) Annualized for periods less than a year.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Growth Opportunities Fund       43

ING LARGECAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS
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For the eleven months ended May 31, 2001, the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                               SIX MONTHS
                                                 ENDED        ELEVEN MONTHS      YEAR      THREE MONTHS      YEAR        PERIOD
                                              NOVEMBER 30,        ENDED         ENDED         ENDED          ENDED        ENDED
                                                  2001           MAY 31,       JUNE 30,      JUNE 30,      MARCH 31,    MARCH 31,
                                              (UNAUDITED)        2001(1)         2000        1999(2)         1999        1998(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $         24.81           43.71          28.43        25.24          15.66        12.50
 Income from investment operations:
 Net investment loss                    $         -0.19           -0.17          -0.20        -0.03          -0.02        -0.01
 Net realized and unrealized gain
 (loss) on investments                  $         -4.46          -18.26          15.86         3.22           9.87         3.26
 Total from investment operations       $         -4.65          -18.43          15.66         3.19           9.85         3.25
 Less distributions from:
 Net investment income                  $          0.01              --             --           --             --         0.01
 Net realized gain on investments       $            --            0.47           0.38           --           0.27         0.08
 Total distributions                    $          0.01            0.47           0.38           --           0.27         0.09
 Net asset value, end of period         $         20.15           24.81          43.71        28.43          25.24        15.66
 TOTAL RETURN(4):                       %        -18.74          -42.50          55.57        12.64          63.76        62.47
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000's)     $        34,617          12,534         24,838        6,044          4,908          799
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/(recoupment)(5)(6)       %          1.25            1.19           1.26         1.23           1.26         1.25
 Gross expenses prior to expense
 reimbursement/(recoupment)(5)          %          1.25            1.19           1.26         1.25           1.91        10.45
 Net investment loss after expense
 reimbursement/ (recoupment)(5)(6)      %         -0.68           -0.50          -0.77        -0.36          -0.28        -0.62
 Portfolio turnover rate                %           275             331            139           27            253          306


--------------------------------------------------------------------------------


(1) Effective October 1, 2000, ING Investments, LLC assumed responsibility for the day-to-day management of the Fund and the Fund changed its fiscal year end to May 31.


(2) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.

(3) The Fund commenced operations on July 21, 1997.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(5) Annualized for periods less than one year.


(6) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


 44      ING LargeCap Growth Fund

FINANCIAL HIGHLIGHTS                                      ING MIDCAP GROWTH FUND
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For the eleven months ended May 31, 2001, the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                     SIX MONTHS     ELEVEN                  THREE
                                                       ENDED        MONTHS       YEAR       MONTHS
                                                    NOVEMBER 30,     ENDED      ENDED       ENDED         YEAR ENDED MARCH 31,
                                                        2001        MAY 31,    JUNE 30,    JUNE 30,    --------------------------
                                                    (UNAUDITED)     2001(1)    2000(2)     1999(3)      1999      1998      1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         19.49        35.67       26.94       25.14      23.30     18.01     17.99
 Income from investment operations:
 Net investment loss                          $         -0.03        -0.12       -0.29       -0.06      -0.12     -0.21     -0.04
 Net realized and unrealized gain (loss) on
 investments                                  $         -3.90       -10.10       17.92        1.86       3.56      7.48      0.32
 Total from investment operations             $         -3.93       -10.22       17.63        1.80       3.44      7.27      0.28
 Less distributions from:
 Net realized gain on investments             $          0.13         5.96        8.90          --       1.60      1.98      0.26
 Total distributions                          $          0.13         5.96        8.90          --       1.60      1.98      0.26
 Net asset value, end of period               $         15.43        19.49       35.67       26.94      25.14     23.30     18.01
 TOTAL RETURN(4):                             %        -20.17       -33.14       77.87        7.16      15.77     42.00      1.39
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        12,446       16,412      19,792      19,383     14,350    12,204    13,115
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(5)(6)               %          1.23         1.19        1.26        1.24       1.23      1.22      1.25
 Gross expenses prior to expense
 reimbursement/recoupment(5)                  %          1.23         1.18        1.26        1.25       1.31      1.95      1.84
 Net investment loss after expense
 reimbursement/recoupment(5)(6)               %         -0.98        -0.58       -1.00       -0.95      -0.71     -0.97     -0.69
 Portfolio turnover rate                      %           221          262         148          55        154       200       153


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Effective April 1, 2000, ING Investments, LLC assumed responsibility for the day-to-day management of the Fund.



(3) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.



(4) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(5) Annualized for periods less than one year.



(6) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING MidCap Growth Fund       45

ING MIDCAP OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements which have been audited by KPMG LLP, independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                          SIX MONTHS
                                                                            ENDED            FIVE MONTHS           PERIOD
                                                                         NOVEMBER 30,           ENDED              ENDED
                                                                             2001              MAY 31,          DECEMBER 31,
                                                                         (UNAUDITED)           2001(1)            2000(2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             14.63              19.16               22.57
 Income from investment operations:
 Net investment loss                                           $             -0.10              -0.08               -0.06
 Net realized and unrealized gain (loss) on investments        $             -2.86              -4.45               -1.17
 Total from investment operations                              $             -2.96              -4.53               -1.23
 Less distributions from:
 Net realized gain on investments                              $                --                 --                2.18
 Total distributions                                           $                --                 --                2.18
 Net asset value, end of period                                $             11.67              14.63               19.16
 TOTAL RETURN(3):                                              %            -20.23             -23.64               -5.86
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                              $             2,669              3,071               3,264
 Ratios to average net assets:
 Expenses(4)                                                   %              1.73               1.82                1.61
 Net investment loss(4)                                        %             -1.45              -1.28               -0.91
 Portfolio turnover rate                                       %               229                182                 188


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Class Q commenced offering of shares on April 4, 2000.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.


 46      ING MidCap Opportunities Fund

FINANCIAL HIGHLIGHTS                                    ING SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------


For the eleven months ended May 31, 2001, the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                       SIX MONTHS     ELEVEN                  THREE
                                                         ENDED        MONTHS       YEAR       MONTHS
                                                      NOVEMBER 30,     ENDED      ENDED       ENDED        YEAR ENDED MARCH 31,
                                                          2001        MAY 31,    JUNE 30,    JUNE 30,    ------------------------
                                                      (UNAUDITED)     2001(1)    2000(2)     1999(3)     1999      1998     1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $         13.46        20.47       21.19       18.56     19.27     13.19    14.16
 Income from investment operations:
 Net investment income (loss)                   $         -0.08        -0.16       -0.21       -0.06     -0.15      0.03    -0.07
 Net realized and unrealized gain (loss) on
 investments                                    $         -2.89        -4.61       10.30        2.69      0.22      6.16    -0.77
 Total from investment operations               $         -2.97        -4.77       10.09        2.63      0.07      6.19    -0.84
 Less distributions from:
 Net realized gain on investments               $          0.02         2.24       10.81          --      0.78      0.11     0.13
 Total distributions                            $          0.02         2.24       10.81          --      0.78      0.11     0.13
 Net asset value, end of period                 $         10.47        13.46       20.47       21.19     18.56     19.27    13.19
 TOTAL RETURN(4):                               %        -22.09       -25.46       61.08       14.17     -0.96     47.01    -6.03
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $         5,735        9,080      12,569      11,013     9,107    12,508    1,013
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(5)(6)                 %          1.50         1.50        1.52        1.45      1.53      1.52     1.51
 Gross expenses prior to expense
 reimbursement/recoupment(5)                    %          1.50         1.49        1.57        1.49      1.63      2.39    10.79
 Net investment loss after expense
 reimbursement/recoupment(5)(6)                 %         -1.23        -1.01       -1.21       -1.21     -0.97     -1.52    -1.02
 Portfolio turnover rate                        %           163          170         127          32        90        92      113


--------------------------------------------------------------------------------


(1) The Fund changed its fiscal year end to May 31.


(2) Effective April 1, 2000, ING Investments, LLC assumed responsibility for the day-to-day management of the Fund.



(3) Effective May 24, 1999, ING Investments, LLC, became the Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.



(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(5) Annualized for periods less than one year.



(6) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING SmallCap Growth Fund       47

ING SMALLCAP OPPORTUNITIES FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                          SIX MONTHS
                                                                            ENDED            FIVE MONTHS           PERIOD
                                                                         NOVEMBER 30,           ENDED              ENDED
                                                                             2001              MAY 31,          DECEMBER 31,
                                                                         (UNAUDITED)           2001(1)            2000(2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             38.81              47.20              60.86
 Income from investment operations:
 Net investment loss                                           $             -0.34              -0.20              -0.27
 Net realized and unrealized gain (loss) on investments        $             -8.46              -8.19              -4.49
 Total from investment operations                              $             -8.80              -8.39              -4.76
 Less distributions from:
 Net realized gain on investments                              $              0.99                 --               8.90
 Total distributions                                           $              0.99                 --               8.90
 Net asset value, end of period                                $             29.02              38.81              47.20
 TOTAL RETURN(3):                                              %            -22.64             -17.78              -8.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $             2,300              2,832              2,545
 Ratios to average net assets:
 Expenses(4)                                                   %              1.77               1.56               1.40
 Net investment loss                                           %             -1.62              -1.28              -1.10
 Portfolio turnover rate                                       %               171                104                134


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.


(2) Class Q commenced offering of shares on April 4, 2000.



(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.


 48      ING SmallCap Opportunities Fund

FINANCIAL HIGHLIGHTS                            ING RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------


For the seven months ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                           SIX MONTHS
                                                                             ENDED             SEVEN MONTHS
                                                                          NOVEMBER 30,            ENDED            PERIOD ENDED
                                                                              2001               MAY 31,            OCTOBER 31,
                                                                         (UNAUDITED)(1)          2001(2)              2000(3)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $               9.85                11.17               11.98
 Income from investment operations:
 Net investment income                                         $               0.01                   --                  --
 Net realized and unrealized gain (loss) on investments        $              -0.89                -1.32               -0.81
 Total from investment operations                              $              -0.88                -1.32               -0.81
 Net asset value, end of period                                $               8.97                 9.85               11.17
 TOTAL RETURN(4):                                              %              -8.93               -11.82               -6.76
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                620                  456                 273
 Ratios to average net assets:
 Expenses(5)                                                                   1.34                 1.29                1.32
 Net investment income (loss)(5)                               %              -0.17                 0.03               -0.05
 Portfolio turnover rate                                       %                 74                   26                  57


--------------------------------------------------------------------------------


(1)Effective August 1, 2001, Aeltus Investment Management, Inc. began serving as Sub-Adviser to the Fund. Prior to that date, a different firm served as Sub-Adviser.


(2)The Fund changed its fiscal year end to May 31.


(3) Class Q commenced offering of shares on April 4, 2000.



(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(5) Annualized for periods less than one year.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING Research Enhanced Index Fund       49

ING MAGNACAP FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                          SIX MONTHS
                                                                            ENDED            ELEVEN MONTHS         PERIOD
                                                                         NOVEMBER 30,            ENDED             ENDED
                                                                             2001               MAY 31,           JUNE 30,
                                                                         (UNAUDITED)            2001(1)           2000(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $             13.55               15.84             16.26
 Income from investment operations:
 Net investment income                                         $              0.06                0.07              0.05
 Net realized and unrealized loss on investments               $             -1.27               -0.38             -0.47
 Total from investment operations                              $             -1.21               -0.31             -0.42
 Less distributions from:
 Net investment income                                         $              0.11                0.10                --
 Net realized gain on investments                              $              1.90                1.88                --
 Total distributions                                           $              2.01                1.98                --
 Net asset value, end of period                                $             10.33               13.55             15.84
 TOTAL RETURN(3):                                              %             -8.81               -2.60             -2.58
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            10,213              11,184             9,928
 Ratios to average net assets:
 Expenses(4)                                                   %              1.14                1.11              1.24
 Net investment income(4)                                      %              0.82                0.53              0.46
 Portfolio turnover rate                                       %                51                  92                26


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.


(2) Class Q commenced offering of shares on November 19, 1999.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.


 50      ING MagnaCap Fund

FINANCIAL HIGHLIGHTS                                        ING CONVERTIBLE FUND
--------------------------------------------------------------------------------


For the eleven months ended May 31, 2001, the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                        SIX MONTHS     ELEVEN                  THREE
                                                          ENDED        MONTHS       YEAR       MONTHS
                                                       NOVEMBER 30,     ENDED      ENDED       ENDED       YEAR ENDED MARCH 31,
                                                           2001        MAY 31,    JUNE 30,    JUNE 30,    -----------------------
                                                       (UNAUDITED)     2001(1)      2000      1999(2)     1999     1998     1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $         17.37        26.85       22.51       21.22     18.47    15.19    13.72
 Income from investment operations:
 Net investment income                           $          0.21         0.59        0.44        0.09      0.43     0.48     0.42
 Net realized and unrealized gain (loss) on
 investments                                     $         -1.73        -4.84        7.82        1.31      3.09     4.19     1.50
 Total from investment operations                $         -1.52        -4.25        8.26        1.40      3.52     4.67     1.92
 Less distributions from:
 Net investment income                           $          0.25         0.53        0.35        0.11      0.46     0.48     0.42
 Net realized gain on investments                $          0.09         4.70        3.57          --      0.31     0.91     0.03
 Total distributions                             $          0.34         5.23        3.92        0.11      0.77     1.39     0.45
 Net asset value, end of period                  $         15.51        17.37       26.85       22.51     21.22    18.47    15.19
 TOTAL RETURN(3):                                %         -8.72       -17.50       40.36        6.62     19.66    31.54    14.13
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $        13,335       29,629      56,165      17,537     8,741    7,080    4,599
 Ratio to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)                  %          1.16         1.15        1.25        1.23      1.23     1.22     1.25
 Gross expenses prior to expense
 reimbursement/recoupment(4)                     %          1.16         1.14        1.25        1.23      1.35     2.35     2.90
 Net investment income after expense
 reimbursement/recoupment(4)(5)                  %          2.35         2.47        1.88        2.04      2.37     5.99     3.29
 Portfolio turnover rate                         %            46          145         129          28       138      160      167


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund and the Fund changed its year end to June 30.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Convertible Fund       51

ING EQUITY AND INCOME FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the eleven months ended May 31, 2001, the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                       SIX MONTHS     ELEVEN                  THREE
                                                         ENDED        MONTHS       YEAR       MONTHS
                                                      NOVEMBER 30,     ENDED      ENDED       ENDED        YEAR ENDED MARCH 31,
                                                          2001        MAY 31,    JUNE 30,    JUNE 30,    ------------------------
                                                      (UNAUDITED)     2001(1)      2000      1999(2)     1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $         13.23        14.94       19.04       18.85     18.48    13.42     12.69
 Income from investment operations:
 Net investment income                          $          0.19         0.44        0.54        0.11      0.44     0.30      0.24
 Net realized and unrealized gain (loss) on
 investments                                    $         -0.76        -0.54       -0.57        0.16      2.50     5.07      0.73
 Total from investment operations               $         -0.57        -0.10       -0.03        0.27      2.94     5.37      0.97
 Less distributions from:
 Net investment income                          $          0.27         0.47        0.40        0.08      0.50     0.31      0.24
 Net realized gains on investments              $          0.05         1.14        3.67          --      2.07       --        --
 Total distributions                            $          0.32         1.61        4.07        0.08      2.57     0.31      0.24
 Net asset value, end of period                 $         12.34        13.23       14.94       19.04     18.85    18.48     13.42
 TOTAL RETURN(3):                               %         -4.27        -0.70       -0.60        1.44     17.49    40.21      7.60
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $           397          373         230         190       176      166        73
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                            %          1.29         1.25        1.30        1.25      1.25     1.26      1.26
 Gross expenses prior to expense
 reimbursement(4)                               %          1.43         1.46        1.51        1.51      1.63    11.28    126.75
 Net investment income after expense
 reimbursement(4)(5)                            %          3.61         3.61        3.36        2.30      2.41     4.09      2.15
 Portfolio turnover rate                        %            59           76         173          63       165      260       213


--------------------------------------------------------------------------------


(1)The Fund changed its fiscal year end to May 31.



(2) Effective May 24, 1999, ING Investments, LLC became the Adviser of the Fund and the Fund changed its year end to June 30.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(4) Annualized for periods less than one year.



(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


 52      ING Equity and Income Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.



DOMESTIC EQUITY


  ING Biotechnology Fund


  ING MidCap Value Fund


  ING SmallCap Value Fund


GLOBAL/INTERNATIONAL EQUITY
  ING Emerging Countries Fund
  ING Global Real Estate Fund
  ING International Fund

  ING International Core Growth Fund

  ING International SmallCap Growth Fund
  ING International Value Fund
  ING Worldwide Growth Fund

FIXED INCOME
  ING GNMA Income Fund
  ING High Yield Fund
  ING High Yield Opportunity Fund
  ING Strategic Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180


Or visit our website at www.ingfunds.com


This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:


ING Growth Opportunities Fund        811-4431
ING Equity Trust                     811-8817
  ING MidCap Opportunities Fund
ING Mayflower Trust                  811-7978
  ING Growth + Value Fund
  ING Research Enhanced Index Fund
ING SmallCap Opportunities Fund      811-4434
ING Investment Funds, Inc.           811-1939
  ING MagnaCap Fund
ING Mutual Funds                     811-7428
  ING LargeCap Growth Fund
  ING MidCap Growth Fund
  ING SmallCap Growth Fund
  ING Convertible Fund
  ING Equity and Income Fund
ING Large Company Value Fund, Inc.   811-0865






                 [ING FUNDS LOGO]        QUSEQPROS030102-030102

[PROSPECTUS OVERLAY]
       PROSPECTUS

    [GEORGE WASHINGTON PHOTO]
       March 1, 2002

       Classes A, B, C, M and T
       FIXED INCOME FUNDS
       ING GNMA Income Fund
       ING High Yield Bond Fund
       ING High Yield Fund
       ING High Yield Opportunity Fund
       ING Intermediate Bond Fund
       ING National Tax-Exempt Bond Fund
       ING Strategic Income Fund
       MONEY MARKET FUNDS
       ING Classic Money Market Fund
       ING Money Market Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          [ING FUNDS LOGO]

                                            (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    AN INTRODUCTION TO THE ING FUNDS                   1
    FUNDS AT A GLANCE                                  2

    FIXED INCOME FUNDS
    ING GNMA Income Fund                               4
    ING High Yield Bond Fund                           6
    ING High Yield Fund                                8
    ING High Yield Opportunity Fund                   10
    ING Intermediate Bond Fund                        12
    ING National Tax-Exempt Bond Fund                 14
    ING Strategic Income Fund                         16

    MONEY MARKET FUNDS
    ING Classic Money Market Fund                     18
    ING Money Market Fund                             20

    WHAT YOU PAY TO INVEST                            22
    SHAREHOLDER GUIDE                                 26
    MANAGEMENT OF THE FUNDS                           33
    DIVIDENDS, DISTRIBUTIONS AND TAXES                35
    MORE INFORMATION ABOUT RISKS                      36
    FINANCIAL HIGHLIGHTS                              39
    WHERE TO GO FOR MORE INFORMATION          Back cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  ING offers both aggressive and conservative Fixed Income Funds.

  They may suit you if you:

  - want a regular stream of income.

  Fixed Income Funds other than the Money Market Funds may suit you if you:

  - want greater income potential than a money market fund and
  - are willing to accept more risk than a money market fund.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

                  FUND                                           INVESTMENT OBJECTIVE
                  ---------------------------------------------------------------------------------------
FIXED             GNMA Income Fund                               High current income, consistent with
INCOME            Adviser: ING Investments, LLC                  liquidity and safety of principal
FUNDS

                  High Yield Bond Fund                           High current income and total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management
                  LLC

                  High Yield Fund                                High current income, with capital
                  Adviser: ING Investments, LLC                  appreciation as a secondary objective

                  High Yield Opportunity Fund                    High current income and capital growth
                  Adviser: ING Investments, LLC

                  Intermediate Bond Fund                         High current income, consistent with the
                  Adviser: ING Investments, LLC                  preservation of capital and liquidity
                  Sub-Adviser: ING Investment Management
                  LLC

                  National Tax-Exempt Bond Fund                  High current income that is exempt from
                  Adviser: ING Investments, LLC                  federal income taxes, consistent with
                  Sub-Adviser: Furman Selz Capital               the preservation of capital
                  Management LLC

                  Strategic Income Fund                          Maximum total return
                  Adviser: ING Investments, LLC


MONEY MARKET      ING Classic Money Market Fund                  High current income, consistent with the
FUNDS             Adviser: ING Investments, LLC                  preservation of capital and liquidity
                  Sub-Adviser: ING Investment Management
                  LLC

                  ING Money Market Fund                          High current income, consistent with the
                  Adviser: ING Investments, LLC                  preservation of capital and liquidity

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government and certain of        mortgage-related investments. Generally has less credit risk
its agencies or instrumentalities.                        than other income funds.


A diversified portfolio of high yield (high risk)         Credit, interest rate, prepayment and other risks that
debt securities that are unrated or rated below           accompany an investment in lower-quality debt securities.
investment grade.                                         Particularly sensitive to credit risk during economic
                                                          downturns.


High yield (high risk) debt securities.                   Credit, interest rate and other risks that accompany an
                                                          investment in lower-quality debt securities. Particularly
                                                          sensitive to credit risk during economic downturns.


High yield (high risk) debt securities, including         Credit, liquidity, interest rate and other risks that
those in the lowest ratings, as well as equities          accompany an investment in lower-quality debt securities.
and foreign securities.                                   Particularly sensitive to credit risk during economic
                                                          downturns. May also present price volatility from equity
                                                          exposure and foreign securities. May be sensitive to
                                                          currency exchange rates, international political and
                                                          economic conditions, and other risks.


Investment grade debt securities with a minimum           Credit, interest rate, prepayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between three and ten years.


Investment grade debt securities of municipal             Credit, interest rate, prepayment and other risks that
issuers, the interest from which is exempt from           accompany an investment in investment grade debt securities
federal income taxes.                                     of municipal issuers.


Investment grade and high yield (high risk) debt          Credit, interest rate, prepayment and other risks that
securities.                                               accompany an investment in debt securities, including high yield debt securities. May be sensitive to credit risk
                                                          during economic downturns.


High quality, U.S. dollar-denominated short-term          Credit, interest rate and other risks that accompany an
debt securities.                                          investment in short- term debt securities.


Short-term, high quality debt securities.                 Credit, interest rate and other risks that accompany an
                                                          investment in short-term debt securities.

                                                                         ADVISER
ING GNMA INCOME FUND                                        ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the United States Government.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

EXTENSION RISK -- Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

 4      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [Total Returns Graph]

  1992   1993   1994    1995    1996   1997    1998   1999   2000    2001
  ----   ----   ----    ----    ----   ----    ----   ----   ----    ----
  5.19   8.06   -2.07   15.91   5.71   10.20   7.52   0.58   10.36    8.65

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:
                            1st Quarter 1995:  5.50%
                            1st Quarter 1994: -2.42%
           Fund's year-to-date total return as of December 31, 2001:
                                     8.65%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                5 YEARS
                                                                     1        (OR LIFE OF            10 YEARS
                                                                   YEAR        CLASS)(2)        (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %   3.48           6.37                 6.38
Class A Return After Taxes on Distributions(3)                  %   1.24           3.93                 3.77
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(3)                                                      %   2.08           3.85                 3.77
Class B Return Before Taxes(4)                                  %   2.70           5.83                  N/A
Class C Return Before Taxes(5)                                  %   6.82           8.81                  N/A
Lehman Brothers Mortgage-Backed Securities Index (reflects
 no deduction for fees, expenses or taxes)(6)                   %   8.22           7.49(7)              7.10(7)

(1) Classes M and T did not have a full year's performance as of December 31, 2001.

(2) Class B commenced operations on October 6, 2000 and Class C commenced operations on October 13, 2000.

(3) Reflects deduction of sales charge of 4.75%.

(4) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.

(5) Reflects deduction of deferred sales charge of 1% for 1 year return.

(6) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 523 mortgage-backed securities with an average yield of 6.32%. The average coupon of the index is 6.73%. This index is typically used as a benchmark for intermediate-term bond funds.

(7) Index return is for Class A and is for the period beginning January 1, 1992. Index return for Classes B and C is 9.82% for the period beginning October 1, 2000.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING GNMA Income Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING HIGH YIELD BOND FUND                           ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income and total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of high yield (high risk) bonds. High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Fund, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objectives; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also use options and futures contracts involving securities, securities indices and interest rates.

The Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its assets would be invested in common stocks. The Fund will invest in common stocks to attempt to achieve either a combination of its primary and secondary objectives, in which case the common stocks will be dividend-paying, or to achieve its secondary objective, in which case the common stocks may not pay dividends.

In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

CHANGES IN INTEREST RATEs -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

SPREAD RISK -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. The Fund is also subject to credit risk through its investment in floating rate loans.

PREPAYMENT RISK -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social or economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

 6      ING High Yield Bond Fund

                                                        ING HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999     2000    2001
  ----    --------   --------   --------   --------   --------   --------   --------   -----   -----
                                                                                9.14    0.41    4.11

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:
                            4th quarter 2001:  7.11%
                            3rd quarter 2001: -5.21%
           Fund's year-to-date total return as of December 31, 2001:
                                     4.11%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -0.83             2.91                  N/A
Class A Return After Taxes on Distributions(2)                  %  -4.39            -0.61                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -0.52             0.58                  N/A
Class B Return Before Taxes(3)                                  %  -1.28             3.01                  N/A
Class C Return Before Taxes(4)                                  %   2.36             3.80                  N/A
Lehman Brothers High Yield Bond Index (reflects no deduction
  for fees, expenses or taxes)(5)                               %   5.28             0.51(6)               N/A

(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.

(6) Index return is for period beginning December 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING High Yield Bond Fund       7

                                                                         ADVISER
ING HIGH YIELD FUND                                         ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks a high level of current income, with capital appreciation as a secondary objective.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the Adviser, involve undue risk relative to their expected return. High yield securities, which are commonly known as junk bonds, are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Rating Group (S&P), or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the Adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may invest in debt securities of any maturity. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage-related securities and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. The Fund may invest in financial futures and related options to attempt to hedge risk, although the Fund has not invested in such instruments since ING Investments, LLC became the adviser in 1995 through the date of this prospectus.

In selecting equity securities, the portfolio managers use a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

DIFFERENCES BETWEEN THE FUND AND HIGH YIELD OPPORTUNITY FUND -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Opportunity Fund normally presents the potential for higher income, but with potentially higher credit risk and volatility.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into High Yield Opportunity Fund. You could therefore ultimately hold shares of that Fund. For more information regarding High Yield Opportunity Fund, please see page 10 of this Prospectus.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or junk bond) debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The Fund is also subject to credit risk through its investment in floating rate loans.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial. A security whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgement and may be more subjective than valuing securities using market quotes.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative investment, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial conditions of the issuer. Equity securities generally have higher volatility than debt securities.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

 8      ING High Yield Fund

                                                             ING HIGH YIELD FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992   1993     1994     1995     1996     1997     1998     1999      2000      2001
----   -----    -----    -----    -----    -----    -----    -----    ------    ------
16.19  18.52    -1.55    17.71    15.76    14.98    -2.96    -1.14    -20.09      0.89

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:
                            1st quarter 1993:   7.41%
                           4th quarter 2000: -12.31%
           Fund's year-to-date total return as of December 31, 2001:
                                     0.89%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -3.79            -3.26                   4.58
Class A Return After Taxes on Distributions(2)                  %  -8.50            -7.27                   0.67
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -2.28            -4.18                   1.96
Class B Return Before Taxes(3)                                  %  -4.24            -3.29                   0.49
Class C Return Before Taxes(4)                                  %  -0.97            -9.29                    N/A
Class M Return Before Taxes(5)                                  %  -2.74            -3.44                   0.22
Lehman Brothers High Yield Bond Index (reflects no deduction
  for fees, expenses or taxes)(6)                               %   5.28             3.12(7)                7.58(7)

(1) Classes B and M commenced operations on July 17, 1995. Class C commenced operations on May 27, 1999.
(2) Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.
(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) Reflects deduction of sales charge of 3.25%.
(6) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(7) Index return is for Class A and is for the period beginning January 1, 1992. Index return for Classes B and M is 4.90% for the period beginning August 1, 1995. Index return for Class C is -0.35% for the period beginning June 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     ING High Yield Fund       9

                                                                         ADVISER
ING HIGH YIELD OPPORTUNITY FUND                             ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks a high level of current income and capital growth.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its assets in high yield, lower rated debt securities, which are commonly referred to as junk bonds, and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 20% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objectives.

DIFFERENCES BETWEEN THE FUND AND HIGH YIELD FUND -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Opportunity Fund normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or junk bond) debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

 10      ING High Yield Opportunity Fund

                                                 ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999     2000    2001
--------  --------   --------   --------   --------   --------   --------   --------   -----   -----
                                                         21.05       4.17       6.12   -15.09   1.68

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to May 24, 1999 a different adviser managed the Fund.

(3) The figures shown for the years 1999, 2000 and 2001 provide performance for the Class A shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares.

(4) Effective March 1, 2002, the Fund changed its name to High Yield Opportunity Fund. Prior to that date, the name of the Fund was "Pilgrim High Yield Fund

    II."

            Best and worst quarterly performance during this period:
                            3rd Quarter 1997: 8.30%
                           4th Quarter 2000: - 13.72%
           Fund's year-to-date total return as of December 31, 2001:
                                     1.68%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- First Boston High Yield Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -3.14           -3.91                    N/A
Class A Return After Taxes on Distributions(2)                  %   -7.94           -8.02                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -1.87           -4.87                    N/A
Class B Return Before Taxes(3)                                  %   -3.22           -3.74                    N/A
Class C Return Before Taxes(4)                                  %    0.26           -3.25                    N/A
Class T Return Before Taxes(5)(6)                               %   -2.14          -11.00                    N/A
Institutional Class(7)                                          %     N/A           13.63                    N/A
First Boston High Yield Index (reflects no deduction for
  fees, expenses or taxes)(8)                                   %    5.80            0.30(9)                 N/A

(1) Classes A, B and C commenced operations on March 27, 1998. Class T commenced operations on March 31, 2000. Class M did not have a full year's performance as of December 31, 2001.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) Reflects deduction of deferred sales charge of 4% and 3%, respectively, for 1 year and since inception returns.

(6) Class T shares of the Fund are no longer offered.

(7) Institutional Class Shares are no longer offered.

(8) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.

(9) Index return is for Classes A, B and C and is for the period beginning April 1, 1998. Index return for Class T is 0.91% for the period beginning April 1, 2000.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING High Yield Opportunity Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERMEDIATE BOND FUND                         ING Investment Management LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may invest the remainder of its assets in: convertible securities and preferred stocks; U.S. Government securities, securities of foreign governments and supranational organizations; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provided above-average returns. The five steps are:

- First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.
- Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/ reward characteristics of bonds of different maturity classes.
- Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.
- Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.
- Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATE -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

SPREAD RISK -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment.

 12      ING Intermediate Bond Fund

                                                      ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999     2000    2001
  ----    --------   --------   --------   --------   --------   --------   --------   -----   -----
                                                                               -0.94   11.59   15.18

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:
                            1st Quarter 2001:  6.14%
                            2nd Quarter 1999: -1.85%
           Fund's year-to-date total return as of December 31, 2001:
                                     15.18%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   9.68            6.49                   N/A
Class A Return After Taxes on Distributions(2)                  %   4.66            3.20                   N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   5.83            3.51                   N/A
Class B Return Before Taxes(3)                                  %   9.20            6.53                   N/A
Class C Return Before Taxes(4)                                  %  13.02            7.38                   N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
  for fees, expenses or taxes)(5)                               %   8.44            6.21(6)                N/A

(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(6) Index return is for the period beginning December 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                  Furman Selz Capital Management
ING NATIONAL TAX-EXEMPT BOND FUND                                            LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in debt obligations issued by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax. The Fund will invest at least 80% of its assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax. The remainder of the Fund's assets may be invested in taxable debt securities when sufficient tax-exempt municipal obligations are not available for purchase. The taxable securities in which the Fund may invest include: U.S. Government securities, instruments of U.S. commercial banks or savings and loan institutions that have total assets of $1 billion or more as shown on the last published financial statements at the time of investment, and repurchase agreements involving any of such securities.

There are no restrictions on the average maturity of the Fund or, on the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors. The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or are of comparable quality if unrated: (i) municipal bonds rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated; (ii) municipal notes receiving the highest rating by such a rating agency; and (iii) tax-exempt commercial paper receiving the highest rating by such a rating agency.

The Fund may invest in variable and floating rate obligations, may purchase securities on a when-issued basis, and reserves the right to engage in transactions involving standby commitments. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund may engage in swap agreements.

Not more than 25% of the Fund's total assets will be invested in either (i) municipal obligations whose issuers are located in the same state or (ii) municipal obligations the interest on which is derived from revenues of similar type projects. The second restriction does not apply to municipal obligations in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

In choosing instruments for the Fund, the Sub-Adviser identifies interest rate trends and then sets a target duration and creates the portfolio around such target. The Sub-Adviser analyzes sectors of the municipal bond market to determine the appropriate weighting of such sectors. Individual issues that meet duration and sector criteria are selected on the basis of yield, quality and marketability.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

SPREAD RISK -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities.

PREPAYMENT RISK -- an issuer of a security may prepay principal earlier than scheduled, which could force the Fund to reinvest in lower yielding securities.

RISK OF MUNICIPAL OBLIGATIONS -- there could by economic, business or political developments which might affect all municipal obligations of a similar type. To the extent that a significant portion of the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

RISK OF VARIABLE AND FLOATING RATE OBLIGATIONS -- the absence of an active secondary market could make it difficult for the Fund to dispose of these obligations if the issuer of an obligation defaults on payment or during periods in which the Fund is not entitled to exercise its demand rights.

WHEN-ISSUED SECURITIES -- due to fluctuations in the value of securities purchased on a when-issued basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the Fund.

STANDBY COMMITMENTS -- these agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security's price.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

 14      ING National Tax-Exempt Bond Fund

                                               ING NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992       1993       1994       1995       1996       1997       1998       1999       2000       2001
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                           12.76       3.52

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:
                            4th quarter 2000:  4.88%
                            4th quarter 2001: -0.62%
            Fund's year-to-date total return as of December 31 2001:
                                     3.52%.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Lehman Brothers Municipal Bond Index and Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -1.40             3.93                    N/A
Class A Return After Taxes on Distributions(2)                  %  -2.94             2.11                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -0.86             2.23                    N/A
Class B Return Before Taxes(3)                                  %  -2.17             4.15                    N/A
Class C Return Before Taxes(4)                                  %   1.78             5.50                    N/A
Lehman Brothers Municipal Bond Index (reflects no deductions
for fees, expenses or taxes)(5)                                 %   5.13             7.85(7)                 N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
for fees, expenses or taxes)(6)                                 %   8.44             8.97(7)                 N/A

(1) Classes A, B and C commenced operations on November 8, 1999.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(6) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(7) Index return is for period beginning November 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING National Tax-Exempt Bond Fund       15

                                                                         ADVISER
ING STRATEGIC INCOME FUND                                   ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks maximum total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as junk bonds. There is no minimum credit rating for high yield debt securities in which the Fund may invest.

The total return sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered, may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

 16      ING Strategic Income Fund

                                                       ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999       2000       2001
--------  --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                               -1.16       3.10       3.32

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, a different adviser managed the Fund.

            Best and worst quarterly performance during this period:
                            1st Quarter 2001:  2.89%
                            2nd Quarter 2001: -2.41%
           Fund's year-to-date total return as of December 31, 2001:
                                     3.32%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -1.58             1.12                  N/A
Class A Return After Taxes on Distributions(2)                  %  -4.11            -1.58                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -0.98            -0.44                  N/A
Class B Return Before Taxes(3)                                  %  -1.74             1.50                  N/A
Class C Return Before Taxes(4)                                  %   2.16             2.24                  N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
  for fees, expenses or taxes)(5)                               %   8.44             6.82(6)               N/A

(1) Classes A, B and C commenced operations on July 27, 1998.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(6) Index return is for period beginning August 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Strategic Income Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING CLASSIC MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

- First, a formal list of high-quality issuers is actively maintained;

- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 18      ING Classic Money Market Fund

                                                   ING CLASSIC MONEY MARKET FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999       2000       2001
--------  --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                4.64       5.88       3.81

(1) These figures are for the years ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, the Fund changed its name to Classic Money Market Fund. Prior to that date the name of the Fund was "ING Pilgrim Money Market Fund."

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.52%
                            4th quarter 2001: 0.57%
         The Fund's year-to-date total return as of December 31, 2001:
                                     3.81%

                          AVERAGE ANNUAL TOTAL RETURN

The following performance table discloses the Fund's average annual returns as of December 31, 2001 for each class of shares.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return                                                  %    3.81            4.76                   N/A
Class B Return(2)                                               %   -1.83            3.17                   N/A
Class C Return(3)                                               %    2.17            4.08                   N/A

(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(3) Reflects deduction of deferred sales charge of 1% for the 1 year return.

The Fund's seven-day yields as of December 31, 2001 for the Class A, B and C shares were 1.76%, 1.12% and 1.12%, respectively. The seven-day yield is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2001 for the Class A, B and C shares were 1.78%, 1.13% and 1.13%, respectively. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at (800) 992-1080.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Classic Money Market Fund       19

                                                                         ADVISER
ING MONEY MARKET FUND                                       ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will invest in short-term money market instruments that have been rated in one of the two highest rating categories by both Standard & Poor's Rating Group and Moody's Investors Service, Inc., both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

Specifically, the Fund will invest in instruments issued by the U.S. Government, its agencies and instrumentalities (U.S. Government Securities); high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, banker's acceptances and letters of credit of domestic and foreign banks and foreign branches of foreign banks; savings and loans associations and savings banks; other short-term instruments of similar quality; instruments fully collateralized by such obligations; commercial paper of U.S. corporations; and repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligations of the sellers to repurchase, and of the Fund to resell, at a fixed price. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks and U.S. branches of foreign banks which are subject to the same regulations as U.S. banks.

The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- investments in instruments of foreign banks involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 20      ING Money Market Fund

                                                           ING MONEY MARKET FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992        1993        1994        1995        1996        1997        1998        1999        2000      2001
----      --------    --------    --------    --------    --------    --------    --------    --------    ----
                                                                                                  5.18    3.10

(1) These figures are for the years ended December 31. They do not reflect sales charges and would be lower if they did. Prior to May 10, 2001, the Fund invested all of its assets in another investment company.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.45%
                            4th quarter 2001: 0.33%
           The Fund's year-to-date total return as of December, 2001:
                                     3.10%

                          AVERAGE ANNUAL TOTAL RETURN

The following performance table discloses the Fund's average annual returns as of December 31, 2001 for each class of shares.

                                                                                      5 YEARS                 10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)(2)   (OR LIFE OF CLASS)
Class A Return                                                  %    3.10               4.15                    N/A
Class B Return(3)                                               %   -2.62               2.19                    N/A
Class C Return(4)                                               %    1.33               3.35                    N/A

(1) Class A commenced operations on November 24, 1999.

(2) Classes B and C commenced operations on July 12, 1999.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

The Fund's seven-day yields as of December 31, 2001 for the Class A, B and C shares were 0.92%, 0.17% and 0.17%, respectively. The seven-day yield is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2001 for the Class A, B and C shares were 0.93%, 0.17% and 0.17%, respectively. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at (800) 992-1080.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Money Market Fund       21

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY

                                                              CLASS A   CLASS B   CLASS C   CLASS M(1)   CLASS T(1)(2)
----------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT
  (AS A % OF OFFERING PRICE)
 Income Funds (except Classic Money Market and Money Market)   4.75(3)   none      none        3.25(3)        none
 Classic Money Market and Money Market                         none      none      none         N/A            N/A
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 Income Funds (including Classic Money Market and Money
  Market)                                                      none(4)   5.00(5)   1.00(6)     none           4.00(7)



(1) Not all Funds offer Classes M and T. Please see page 26.

(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 26.

(3) Reduced for purchases of $50,000 and over. Please see page 27.

(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 27.

(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.

(6) Imposed upon redemption within 1 year from purchase.

(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 27.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A
                                                   DISTRIBUTION                    TOTAL
                                                   AND SERVICE                     FUND               WAIVERS
                                     MANAGEMENT      (12B-1)        OTHER        OPERATING              AND                NET
FUND                                    FEE            FEES        EXPENSES      EXPENSES     REIMBURSEMENTS(2)(3)(4)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income(5)                %        0.52           0.25          0.35(6)(7)    1.12(6)                --               1.12(6)
 High Yield Bond               %        0.65           0.35          0.63(7)       1.63                -0.54               1.09
 High Yield                    %        0.60           0.25          0.35          1.20                -0.10               1.10
 High Yield Opportunity(5)     %        0.60           0.35          0.47(7)       1.42                -0.32               1.10
 Intermediate Bond             %        0.50           0.35          0.68(7)       1.53                -0.40               1.13
 National Tax-Exempt Bond      %        0.50           0.35          0.65(7)       1.50                -0.44               1.06
 Strategic Income(5)           %        0.45           0.35          0.97(7)(8)    1.77(8)             -0.80               0.97(8)
 Classic Money Market          %        0.25           0.75          0.30(7)       1.30                -0.53               0.77
 Money Market(9)               %        0.35           0.25          0.40(7)       1.00                   --               1.00

CLASS B
                                                    DISTRIBUTION                        TOTAL
                                                    AND SERVICE                         FUND            WAIVERS
                                      MANAGEMENT      (12B-1)        OTHER            OPERATING           AND              NET
FUND                                     FEE            FEES        EXPENSES          EXPENSES     REIMBURSEMENTS(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income(5)                 %        0.52           1.00          0.37(6)(7)        1.89(6)             --             1.89(6)
 High Yield Bond                %        0.65           1.00          0.63(7)           2.28             -0.44             1.84
 High Yield                     %        0.60           1.00          0.35              1.95             -0.10             1.85
 High Yield Opportunity(5)      %        0.60           1.00          0.47(7)           2.07             -0.32             1.75
 Intermediate Bond              %        0.50           1.00          0.68(7)           2.18             -0.30             1.88
 National Tax-Exempt Bond       %        0.50           1.00          0.67(7)           2.17             -0.34             1.83
 Strategic Income(5)            %        0.45           0.75          1.27(7)(8)        2.47(8)          -1.12             1.35(8)
 Classic Money Market           %        0.25           1.00          0.30(7)           1.55             -0.14             1.41
 Money Market(9)                %        0.35           1.00          0.40(7)           1.75                --             1.75

 22      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C
                                                   DISTRIBUTION                          TOTAL
                                                   AND SERVICE                           FUND            WAIVERS
                                     MANAGEMENT      (12B-1)        OTHER              OPERATING           AND             NET
FUND                                    FEE            FEES        EXPENSES            EXPENSES     REIMBURSEMENTS(2)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income(5)                %        0.52           1.00          0.38(6)(7)          1.90(6)             --            1.90(6)
 High Yield Bond               %        0.65           1.00          0.64(7)             2.29             -0.45            1.84
 High Yield                    %        0.60           1.00          0.35                1.95             -0.10            1.85
 High Yield Opportunity(5)     %        0.60           1.00          0.47(7)             2.07             -0.32            1.75
 Intermediate Bond             %        0.50           1.00          0.68(7)             2.18             -0.33            1.85
 National Tax-Exempt Bond      %        0.50           1.00          0.66(7)             2.16             -0.35            1.81
 Strategic Income(5)           %        0.45           0.75          1.30(7)(8)          2.50(8)          -1.14            1.36(8)
 Classic Money Market          %        0.25           1.00          0.30(7)             1.55             -0.15            1.40
 Money Market(9)               %        0.35           1.00          0.40(7)             1.75                --            1.75

CLASS M
                                                   DISTRIBUTION                          TOTAL
                                                   AND SERVICE                           FUND            WAIVERS
                                     MANAGEMENT      (12B-1)        OTHER              OPERATING           AND             NET
FUND                                    FEE            FEES        EXPENSES            EXPENSES     REIMBURSEMENTS(2)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income(5)                %        0.52           0.75          0.34(7)             1.61                --            1.61
 High Yield                    %        0.60           0.75          0.35                1.70             -0.10            1.60
 High Yield Opportunity(5)     %        0.60           0.75          0.47(7)(10)         1.82             -0.32            1.50

CLASS T
                                                   DISTRIBUTION                          TOTAL
                                                   AND SERVICE                           FUND            WAIVERS
                                     MANAGEMENT      (12B-1)        OTHER              OPERATING           AND             NET
FUND                                    FEE            FEES        EXPENSES            EXPENSES     REIMBURSEMENTS(2)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income(5)                %        0.52           0.65          0.37(7)             1.54                --            1.54
 High Yield Opportunity(5)     %        0.60           0.65          0.48(7)             1.73             -0.33            1.40

--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year and fee waivers to which the Adviser has agreed for each Fund.

(2) ING Investments, LLC has entered into written expense limitation agreements with each Fund, which it advises, and under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by the Adviser is shown under the heading Waivers and Reimbursements. For Strategic Income, High Yield Opportunity and Money Market Funds, the expense limits will continue through at least November 1, 2002. For National Tax-Exempt Bond, Intermediate Bond, High Yield Bond and Classic Money Market Funds, the expense limits will continue through at least March 31, 2003. For GNMA Income Fund, the expense limit will continue through at least July 26, 2002 and for the High Yield Fund, the expense limit will continue through at least October 31, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

(3) This includes a waiver of 0.10% of Distribution Fee for National Tax-Exempt Bond, Intermediate Bond and High Yield Bond Funds for Class A only.

(4) This includes a waiver of 0.40% of Distribution Fee for Classic Money Market Fund for Class A only.

(5) Effective February 23, 2001 and March 23, 2001, certain ING Funds merged with GNMA Income, Strategic Income and High Yield Opportunity Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.

(6) Excludes one-time merger fees of 0.04%, 0.01% and 0.03% for Classes A, B and C, respectively, incurred in connection with the merger of another investment company into the GNMA Income Fund.

(7) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(8) Excludes one-time merger fees of 0.06%, 0.18% and 0.15% for Classes A, B and C, respectively, incurred in connection with the merger of another investment company into the Strategic Income Fund.

(9) Effective May 21, 2001, ING Investments, LLC began managing the Money Market Fund directly. The expenses shown reflect contractual changes and estimates that commenced with the change in manager.

(10) Because Class M shares are new for High Yield Opportunity, the expenses are estimated based on Class A expenses.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       23

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 GNMA Income                                                    $     584          814       1,063       1,773
 High Yield Bond                                                $     581          914       1,271       2,273
 High Yield                                                     $     591          838       1,103       1,860
 High Yield Opportunity                                         $     613          904       1,214       2,096
 Intermediate Bond                                              $     585          898       1,234       2,179
 National Tax-Exempt Bond                                       $     578          885       1,215       2,145
 Strategic Income                                               $     646        1,006       1,389       2,460
 Classic Money Market                                           $      79          360         662       1,521
 Money Market                                                   $     102          318         552       1,225

CLASS B

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                              $   692         894      1,221      2,011       192        594       1,021      2,011
 High Yield Bond                          $   687         970      1,380      2,418       187        670       1,180      2,418
 High Yield                               $   698         912      1,252      2,080       198        612       1,052      2,080
 High Yield Opportunity                   $   710         949      1,314      2,234       210        649       1,114      2,234
 Intermediate Bond                        $   691         953      1,342      2,325       191        653       1,142      2,325
 National Tax-Exempt Bond                 $   686         946      1,333      2,306       186        646       1,133      2,306
 Strategic Income                         $   750       1,070      1,516      2,634       250        770       1,316      2,634
 Classic Money Market                     $   644         776      1,031      1,767       144        476         831      1,767
 Money Market                             $   678         851      1,149      1,864       178        551         949      1,864

 24      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

CLASS C

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
                                               1          3          5          10         1          3          5          10
FUND                                          YEAR      YEARS      YEARS      YEARS       YEAR      YEARS      YEARS      YEARS
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                              $   293        597       1,026      2,222       193        597       1,026      2,222
 High Yield Bond                          $   287        672       1,184      2,591       187        672       1,184      2,591
 High Yield                               $   298        612       1,052      2,275       198        612       1,052      2,275
 High Yield Opportunity                   $   310        649       1,114      2,400       210        649       1,114      2,400
 Intermediate Bond                        $   288        650       1,139      2,488       188        650       1,139      2,488
 National Tax-Exempt Bond                 $   284        642       1,127      2,465       184        642       1,127      2,465
 Strategic Income                         $   353        779       1,331      2,836       253        779       1,331      2,836
 Classic Money Market                     $   243        475         831      1,833       143        475         831      1,833
 Money Market                             $   278        551         949      2,062       178        551         949      2,062

CLASS M

                                                     IF YOU SELL YOUR SHARES
                                             ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                              $   483        817       1,173      2,174
 High Yield                               $   492        843       1,218      2,268
 High Yield Opportunity                   $   504        879       1,278      2,393

CLASS T

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                              $   557        686        839       1,722       157        486        839       1,722
 High Yield Opportunity                   $   576        745        939       1,959       176        545        939       1,959

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       25

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

CLASS A

- Front-end sales charge, as described on the next page (except for Money Market and Classic Money Market Funds).

- Distribution and service (12b-1) fees of 0.25% to 0.75% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income Fund).

- A contingent deferred sales charge, as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income Fund).

- A 1% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

- Offered only by GNMA Income Fund, High Yield Fund and High Yield Opportunity Fund.

CLASS T

- No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T Shares of another Fund.

- Distribution and service (12b-1) fees of 0.65%.

- A contingent deferred sales charge, as described in this section.

- Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.

- Offered only by GNMA Income Fund and High Yield Opportunity Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 26      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Funds are sold subject to the following sales charge:

                                     INCOME FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               4.75            4.99
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $1,000,000           2.00            2.04
 $1,000,000 and over                             See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

MONEY MARKET FUNDS. There is no sales charge if you purchase Class A shares of either the Money Market or Classic Money Market Funds. However, if the Class A shares are exchanged for shares of another ING Fund, you will be charged the applicable sales load for that fund upon the exchange.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge (CDSC) if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 to $2,499,999       1.00%        2 years
 $2,500,000 to $4,999,999       0.50         1 year
 $5,000,000 and over            0.25         1 year

CLASS B, CLASS C AND CLASS T

Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE(3)

                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                      5%
 2nd year                                                      4
 3rd year                                                      3
 4th year                                                      3
 5th year                                                      2
 6th year                                                      1
 After 6th year                                             none

(3) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different CDSC. Please see the SAI for further information.

CLASS C DEFERRED SALES CHARGE

                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                      1%
 After 1st year                                             none

CLASS T DEFERRED SALES CHARGE

                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                      4%
 2nd year                                                      3
 3rd year                                                      2
 4th year                                                      1
 After 4th year                                             none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

CLASS M

Class M shares of the Funds are sold subject to the following sales charge:

                                     GNMA INCOME,
                              HIGH YIELD AND HIGH YIELD
                                  OPPORTUNITY FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.25            3.36
 $50,000 - $99,999               2.25            2.30
 $100,000 - $249,999             1.50            1.52
 $250,000 - $499,999             1.00            1.01
 $500,000 and over               none            none

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       27

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the Money Market Fund, Classic Money Market Fund and Lexington Money Market Trust) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. If you sell Class B, Class C or Class T shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

 28      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the ING Funds are as follows:

- Non-retirement accounts: $1,000.

- Retirement accounts: $250.

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                                                                                                 Initial
                                                                           Method              Investment
                                                                       BY CONTACTING      An investment
                                                                       YOUR INVESTMENT    professional with an
                                                                       PROFESSIONAL       authorized firm can
                                                                                          help you establish and
                                                                                          maintain your account.
                                                                       BY MAIL            Visit or consult an
                                                                                          investment
                                                                                          professional. Make
                                                                                          your check payable to
                                                                                          the ING Funds and mail
                                                                                          it, along with a
                                                                                          completed Application.
                                                                                          Please indicate your
                                                                                          investment
                                                                                          professional on the
                                                                                          New Account
                                                                                          Application.

                                                                       BY WIRE            Call the ING
                                                                                          Operations Department
                                                                                          at (800) 336-3436 to
                                                                                          obtain an account
                                                                                          number and indicate
                                                                                          your investment
                                                                                          professional on the
                                                                                          account.
                                                                                          Instruct your bank to
                                                                                          wire funds to the Fund
                                                                                          in the care of:
                                                                                          State Street Bank and
                                                                                          Trust Company
                                                                                          ABA #101003621
                                                                                          Kansas City, MO
                                                                                          credit to:
                                                                                          -------------
                                                                                          (the Fund) A/C
                                                                                          #751-8315; for further
                                                                                          credit to:
                                                                                          -------------------
                                                                                          Shareholder A/C #
                                                                                          -----------------
                                                                                          (A/C # you received
                                                                                          over the telephone)
                                                                                          Shareholder Name:
                                                                                         ----------------------
                                                                                          (Your Name Here)
                                                                                          After wiring funds you
                                                                                          must complete the
                                                                                          Account Application
                                                                                          and send it to:
                                                                                          ING Funds
                                                                                          P.O. Box 219368
                                                                                          Kansas City, MO
                                                                                          64121-6368

                                                                                                Additional
                                                                           Method               Investment
                                                                       BY CONTACTING
                                                                       YOUR INVESTMENT
                                                                       PROFESSIONAL
                                                                       BY MAIL            Visit or consult an
                                                                                          investment professional.
                                                                                          Fill out the Account
                                                                                          Additions form included
                                                                                          on the bottom of your
                                                                                          account statement along
                                                                                          with your check payable
                                                                                          to the Fund and mail
                                                                                          them to the address on
                                                                                          the account statement.
                                                                                          Remember to write your
                                                                                          account number on the
                                                                                          check.
                                                                       BY WIRE            Wire the funds in the
                                                                                          same manner described
                                                                                          under Initial
                                                                                          Investment.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       29

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 30      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

ING MONEY MARKET FUND AND ING CLASSIC MONEY MARKET FUND

The ING Money Market Fund and the ING Classic Money Market Fund use the amortized cost method to value their portfolio securities and seek to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although each Fund's Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of each Fund, there can be no assurance that each Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Money Market and Classic Money Market Funds for which no sales charge was paid, must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Money Market and Classic Money Market Funds. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired. You should review the

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       31

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

prospectus of the ING Fund into which you intend to exchange your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGES INTO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares of the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and select Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy policy that accompanies this Prospectus.

 32      Shareholder Guide

ADVISER                                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC (IMFC) served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Investments, merged with ING Investments.

As of December 31, 2001, ING managed over $17.6 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                        MANAGEMENT
FUND                                                       FEE
 ING GNMA Income                                           0.52%
 ING High Yield Bond                                       0.65
 ING High Yield                                            0.60
 ING High Yield Opportunity                                0.60
 ING Intermediate Bond                                     0.50
 ING National Tax-Exempt Bond                              0.50
 ING Strategic Income                                      0.45
 ING Classic Money Market                                  0.25
 ING Money Market*                                         0.25

* Effective May 21, 2001, the Fund's management fee changed to 0.35% of the Fund's average daily net assets.

ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

GNMA INCOME FUND

The following individuals share responsibility for the day to day management of the GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington Management Corp. (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy, Assistant Vice President of ING has served as co-manager of GNMA Income Fund since May 1999. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

STRATEGIC INCOME FUND

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING, has served as Senior Portfolio Manager of the high yield portion of Strategic Income Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Cresent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

HIGH YIELD FUND AND HIGH YIELD OPPORTUNITY FUND

The following individuals share responsibility for the day-to-day management of the High Yield Fund and High Yield Opportunity Fund:

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Opportunity Fund since October 2000.

Andy Mitchell, Vice President of ING, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000. From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       33

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

Russ Stiver, Vice President of ING, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and acting Vice President at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

MONEY MARKET FUND

Denis P. Jamison, senior Vice President and Senior Portfolio Manager of ING will be responsible for the day-to-day management of the Fund. Mr. Jamison has also served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, Mr. Jamison was Senior Vice President at Lexington (which was acquired by ING Pilgrim Investments' parent company in July
2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

SUB-ADVISERS

For the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

NATIONAL TAX-EXEMPT BOND FUND

FURMAN SELZ CAPITAL MANAGEMENT LLC. Furman Selz Capital Management LLC (FSCM) serves as Sub-Adviser to the National Tax-Exempt Bond Fund. FSCM is located at 230 Park Avenue, New York, NY 10169. FSCM is engaged in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2001, were valued at approximately $6.5 billion.

Robert Schonbrunn and Alan Segars have primary responsibility for managing the Fund. Mr. Schonbrunn has been an investment professional with FSMC since 1985 and has 32 years of investment experience. Mr. Segars has been an investment professional with FSCM since 1993 and has 30 years of investment experience.

INTERMEDIATE BOND FUND, HIGH YIELD BOND FUND AND CLASSIC MONEY MARKET FUND

ING INVESTMENT MANAGEMENT LLC. ING Investment Management LLC (IIM) serves as Sub-Adviser to Intermediate Bond Fund, High Yield Bond Fund and Classic Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of December 31, 2001 were valued at $78.4 billion. IIM also advises other registered investment companies.

James B. Kauffmann has primary responsibility for managing the Intermediate Bond Fund. Mr. Kauffmann joined IIM in 1996 and has over 14 years of investment experience. Prior to joining IIM, he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Greg Jacobs, with more than 7 years of investment experience managing high yield investments, shares responsibility for the day-to-day management of the High Yield Bond Fund with Kurt Kringelis. Mr. Jacobs jointly manages over $2.5 billion in high yield assets for IIM. Prior to joining IIM in January of 1998, he was an Associate Portfolio Manager of High Yield and Alternative Investments at Equitable Investment Services from June 1994 to July 1997. From July 1997 to December 1997, Mr. Jacobs was a high yield investment analyst with Protective Asset Management.

Kurt Kringelis, with 7 years of investment experience managing high yield investments, shares responsibility for the day-to-day management of the High Yield Bond Fund with Greg Jacobs. Mr. Kringelis jointly manages over $2.5 billion in assets for IIM. Prior to joining IIM in January of 1998, he was an Associate Portfolio Manager of High Yield and Alternative Investments at Equitable Investment Services from August 1995 to December 1997.

Jennifer J. Thompson has primary responsibility for managing the Classic Money Market Fund. Ms. Thompson joined IIM in 1998 and has over nine years of investment experience. Prior to joining IIM, she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Management. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.


 34      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, monthly. Distributions are expected normally to consist of ordinary income. Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C, M or T shares of a Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss (except the Money Market and Classic Money Market Funds), which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The National Tax-Exempt Bond Fund anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. You should also note that dividend and capital gains distributions, as well as gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.




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                                     Dividends, Distributions and Taxes       35

MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information (the
SAI).

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS EXCEPT GNMA INCOME FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (HIGH YIELD OPPORTUNITY, HIGH YIELD BOND, STRATEGIC INCOME AND INTERMEDIATE BOND FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT NATIONAL TAX-EXEMPT BOND, GNMA INCOME, MONEY MARKET AND CLASSIC MONEY MARKET FUNDS). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


 36      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT NATIONAL TAX-EXEMPT BOND, GNMA INCOME, MONEY MARKET AND CLASSIC MONEY MARKET FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ALL FUNDS EXCEPT HIGH YIELD FUND). A Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

MORTGAGE-RELATED SECURITIES (ALL FUNDS EXCEPT NATIONAL TAX-EXEMPT BOND FUNDS, MONEY MARKET AND CLASSIC MONEY MARKET FUNDS). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS EXCEPT MONEY MARKET AND CLASSIC MONEY
MARKET). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.




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                                           More Information About Risks       37

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

OTHER RISKS

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve capital appreciation.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

INTERESTS IN LOANS. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


 38      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. Financial Highlights for Class M of High Yield Opportunity Fund are not included because that class did not have a full year's performance.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       39

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the three months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                           SIX
                                                         MONTHS         THREE
                                                          ENDED        MONTHS
                                                      SEPTEMBER 30,     ENDED                 YEAR ENDED DECEMBER 31,
                                                          2001        MARCH 31,   -----------------------------------------------
                                                       (UNAUDITED)     2001(5)    2000(4)    1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $          8.63          8.41       8.08      8.53      8.40      8.12      8.19
 Income from investment operations:
 Net investment income                           $          0.24          0.12       0.54      0.50      0.48      0.51      0.53
 Net realized and unrealized gain (loss) on
 investments                                     $          0.22          0.22       0.27     -0.45      0.13      0.29     -0.08
 Total from investment operations                $          0.46          0.34       0.81      0.05      0.61      0.80      0.45
 Less distributions from:
 Net investment income                           $          0.24          0.12       0.48      0.50      0.48      0.52      0.52
 Total distributions                             $          0.24          0.12       0.48      0.50      0.48      0.52      0.52
 Net asset value, end of period                  $          8.85          8.63       8.41      8.08      8.53      8.40      8.12
 TOTAL RETURN(1):                                %          5.36          4.09      10.36      0.58      7.52     10.20      5.71
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       501,887       449,460    368,615   376,580   273,591   158,071   133,777
 Ratios to average net assets:
 Expenses(2)                                     %          1.25          1.16       1.06      0.99      1.01      1.01      1.05
 Net investment income(2)                        %          5.52          5.75       6.54      6.04      5.85      6.28      6.56
 Portfolio turnover rate                         %            45            33         65        25        54       134       129

                                                               CLASS B                               CLASS C
                                             -------------------------------------------   ----------------------------
                                                  SIX                                           SIX
                                                MONTHS          THREE                         MONTHS          THREE
                                                 ENDED          MONTHS       OCTOBER 6,        ENDED          MONTHS
                                             SEPTEMBER 30,      ENDED        2000(3) TO    SEPTEMBER 30,      ENDED
                                                 2001         MARCH 31,     DECEMBER 31,       2001         MARCH 31,
                                              (UNAUDITED)      2001(5)          2000        (UNAUDITED)      2001(5)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $         8.61            8.40          8.20            8.61            8.40
 Income from investment operations:
 Net investment income                  $         0.20            0.13          0.09            0.21            0.11
 Net realized and unrealized gain on
 investments                            $         0.23            0.19          0.18            0.22            0.21
 Total from investment operations       $         0.43            0.32          0.27            0.43            0.32
 Less distributions from:
 Net investment income                  $         0.21            0.11          0.07            0.21            0.11
 Total distributions                    $         0.21            0.11          0.07            0.21            0.11
 Net asset value, end of period         $         8.83            8.61          8.40            8.83            8.61
 TOTAL RETURN(1):                       %         4.99            3.70          3.32            4.99            3.69
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $       66,102          47,406           866          25,752          13,744
 Ratios to average net assets:
 Expenses(2)                            %         2.00            1.90          1.81            2.00            1.93
 Net investment income(2)               %         4.75            4.88          5.79            4.71            4.87
 Portfolio turnover rate                %           45              33            65              45              33

                                         CLASS C                CLASS M                        CLASS T
                                       ------------   ----------------------------   ----------------------------
                                                           SIX                            SIX
                                                         MONTHS                         MONTHS
                                       OCTOBER 13,        ENDED       FEBRUARY 26,       ENDED       FEBRUARY 26,
                                        2000(3) TO    SEPTEMBER 30,    2001(3) TO    SEPTEMBER 30,    2001(3) TO
                                       DECEMBER 31,       2001         MARCH 31,         2001         MARCH 31,
                                           2000        (UNAUDITED)        2001        (UNAUDITED)        2001
-------------------------------------  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      8.24           8.63            8.51            8.63            8.51
 Income from investment operations:
 Net investment income                     0.09           0.21            0.04            0.23            0.04
 Net realized and unrealized gain on
 investments                               0.14           0.24            0.08            0.22            0.08
 Total from investment operations          0.23           0.45            0.12            0.45            0.12
 Less distributions from:
 Net investment income                     0.07           0.22              --            0.23              --
 Total distributions                       0.07           0.22              --            0.23              --
 Net asset value, end of period            8.40           8.86            8.63            8.85            8.63
 TOTAL RETURN(1):                          2.82           5.22            1.41            5.15            1.41
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        1,833            348             247          14,837          17,647
 Ratios to average net assets:
 Expenses(2)                               1.81           1.75            1.61            1.65            1.54
 Net investment income(2)                  5.79           5.02            4.88            5.14            5.02
 Portfolio turnover rate                     65             45              33              45              33

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(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) Commencement of offering of shares.

(4) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.

(5) The Fund changed its fiscal year end to March 31.

 40      ING GNMA Income Fund

FINANCIAL HIGHLIGHTS                                    ING HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                  CLASS A                                   CLASS B
                                           -----------------------------------------------------   -------------------------
                                            SIX MONTHS       FIVE                                   SIX MONTHS       FIVE
                                               ENDED        MONTHS        YEAR         PERIOD          ENDED        MONTHS
                                           SEPTEMBER 30,     ENDED        ENDED         ENDED      SEPTEMBER 30,     ENDED
                                               2001        MARCH 31,   OCTOBER 31,   OCTOBER 31,       2001        MARCH 31,
                                            (UNAUDITED)     2001(4)       2000         1999(1)      (UNAUDITED)     2001(4)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $         9.36          9.24         9.96         10.00           9.36          9.23
 Income from investment operations:
 Net investment income                $         0.43          0.39         0.85          0.67           0.40          0.36
 Net realized and unrealized gain
 (loss) on investments                $        -1.02          0.12        -0.65         -0.04          -1.03          0.14
 Total from investment operations     $        -0.59          0.51         0.20          0.63          -0.63          0.50
 Less distributions from:
 Net investment income                $         0.43          0.39         0.86          0.67           0.40          0.37
 Net realized gains on investments    $           --            --         0.06            --             --            --
 Total distributions                  $         0.43          0.39         0.92          0.67           0.40          0.37
 Net asset value, end of period       $         8.34          9.36         9.24          9.96           8.33          9.36
 TOTAL RETURN(2):                     %        -6.52          5.61         1.89          6.37          -6.93          5.43
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $       31,747        33,459       33,220        30,537          5,692         5,025
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %         1.30          1.09         1.04          1.00           2.05          1.84
 Gross expenses prior to expense
 reimbursement(3)                     %         1.87          1.63         2.16          2.32           2.52          2.28
 Net investment income after
 expense reimbursement(3)(5)          %         9.31         10.24         8.75          7.53           8.47          9.49
 Portfolio turnover rate              %          202           253          481           756            202           253

                                              CLASS B
                                     -------------------------

                                        YEAR         PERIOD
                                        ENDED         ENDED
                                     OCTOBER 31,   OCTOBER 31,
                                        2000         1999(1)
-----------------------------------  -------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  9.96         10.00
 Income from investment operations:
 Net investment income                   0.78          0.60
 Net realized and unrealized gain
 (loss) on investments                  -0.66         -0.05
 Total from investment operations        0.12          0.55
 Less distributions from:
 Net investment income                   0.79          0.59
 Net realized gains on investments       0.06            --
 Total distributions                     0.85          0.59
 Net asset value, end of period          9.23          9.96
 TOTAL RETURN(2):                        1.02          5.57
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      3,702         2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.79          1.72
 Gross expenses prior to expense
 reimbursement(3)                        2.41          2.64
 Net investment income after
 expense reimbursement(3)(5)             7.99          6.90
 Portfolio turnover rate                  481           756

                                                                                           CLASS C
                                                                    -----------------------------------------------------
                                                                     SIX MONTHS       FIVE
                                                                        ENDED        MONTHS        YEAR         PERIOD
                                                                    SEPTEMBER 30,     ENDED        ENDED         ENDED
                                                                        2001        MARCH 31,   OCTOBER 31,   OCTOBER 31,
                                                                     (UNAUDITED)     2001(4)       2000         1999(1)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         9.36          9.23         9.96         10.00
 Income from investment operations:
 Net investment income                                         $         0.39          0.37         0.78          0.62
 Net realized and unrealized gain (loss) on investments        $        -1.02          0.12        -0.66         -0.06
 Total from investment operations                              $        -0.63          0.49         0.12          0.56
 Less distributions from:
 Net investment income                                         $         0.40          0.36         0.79          0.60
 Net realized gains on investments                             $           --            --         0.06            --
 Total distributions                                           $         0.40          0.36         0.85          0.60
 Net asset value, end of period                                $         8.33          9.36         9.23          9.96
 TOTAL RETURN(2):                                              %        -6.99          5.39         1.02          5.67
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        1,222         1,314        1,578           776
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %         2.05          1.84         1.79          1.73
 Gross expenses prior to expense reimbursement(3)              %         2.52          2.29         2.40          2.66
 Net investment income after expense reimbursement(3)(5)       %         8.60          9.42         7.98          7.01
 Portfolio turnover rate                                       %          202           253          481           756

--------------------------------------------------------------------------------

(1) Fund commenced operations on December 15, 1998.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING High Yield Bond Fund       41

ING HIGH YIELD FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                     CLASS A                                      CLASS B
                                     -----------------------------------------------------------------------   -------------
                                      SIX MONTHS      NINE                                                      SIX MONTHS
                                         ENDED       MONTHS                                                        ENDED
                                     SEPTEMBER 30,    ENDED                 YEAR ENDED JUNE 30,                SEPTEMBER 30,
                                         2001       MARCH 31,   --------------------------------------------       2001
                                      (UNAUDITED)    2001(5)     2000     1999      1998      1997     1996     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning
 of period                      $             3.90      5.04      5.93      6.94      6.80     6.36     6.15            3.89
 Income from investment
 operations:
 Net investment income          $             0.18      0.34      0.56      0.58      0.61     0.61     0.59            0.16
 Net realized and unrealized
 gain (loss) on investments     $            -0.48     -1.05     -0.85     -0.96      0.16     0.43     0.16           -0.48
 Total from investment
 operations                     $            -0.30     -0.71     -0.29     -0.38      0.77     1.04     0.75           -0.32
 Less distributions from:
 Net investment income          $             0.24      0.35      0.57      0.62      0.63     0.60     0.54            0.23
 Tax return of capital          $               --      0.08      0.03      0.01        --       --       --              --
 Total distributions            $             0.24      0.43      0.60      0.63      0.63     0.60     0.54            0.23
 Net asset value, end of
 period                         $             3.36      3.90      5.04      5.93      6.94     6.80     6.36            3.34
 TOTAL RETURN(2):               %            -8.13    -14.66     -5.20     -5.57     11.71    17.14    12.72           -8.71
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                        $           44,714    55,704    85,870   131,535   102,424   35,940   18,691         113,736
 Ratios to average net
 assets:
 Net expenses after expense
 reimbursement(3)(4)            %             1.10      1.10      1.05      1.00      1.00     1.00     1.00            1.85
 Gross expenses prior to
 expense reimbursement(3)       %             1.24      1.20      1.17      1.12      1.17     1.42     2.19            1.99
 Net investment income after
 expense reimbursement(3)(4)    %             9.78     10.65     10.41      9.32      9.05     9.54     9.46            9.04
 Portfolio turnover rate        %               55       100        89       184       209      394      399              55

                                                         CLASS B
                               -----------------------------------------------------------
                                 NINE                                             JULY 17,
                                MONTHS                                            1995(1)
                                 ENDED             YEAR ENDED JUNE 30,               TO
                               MARCH 31,   ------------------------------------   JUNE 30,
                                2001(5)     2000      1999      1998      1997      1996
-----------------------------  -----------------------------------------------------------
PER SHARE OPERATING PERFORMAN
 Net asset value, beginning
 of period                         5.03       5.92      6.92      6.78     6.36     6.20
 Income from investment
 operations:
 Net investment income             0.32       0.53      0.53      0.58     0.57     0.48
 Net realized and unrealized
 gain (loss) on investments       -1.06      -0.86     -0.96      0.14     0.41     0.14
 Total from investment
 operations                       -0.74      -0.33     -0.43      0.72     0.98     0.62
 Less distributions from:
 Net investment income             0.32       0.53      0.56      0.58     0.56     0.46
 Tax return of capital             0.08       0.03      0.01        --       --       --
 Total distributions               0.40       0.56      0.57      0.58     0.56     0.46
 Net asset value, end of
 period                            3.89       5.03      5.92      6.92     6.78     6.36
 TOTAL RETURN(2):                -15.18      -5.91     -6.23     10.90    16.04    10.37
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                        140,183    199,618   261,589   154,303   40,225    2,374
 Ratios to average net
 assets:
 Net expenses after expense
 reimbursement(3)(4)               1.85       1.80      1.75      1.75     1.75     1.75
 Gross expenses prior to
 expense reimbursement(3)          1.95       1.92      1.87      1.92     2.17     2.94
 Net investment income after
 expense reimbursement(3)(4)       9.89       9.66      8.57      8.30     8.64     9.02
 Portfolio turnover rate            100         89       184       209      394      339

                                                                    CLASS C                                  CLASS M
                                               --------------------------------------------------   -------------------------
                                                SIX MONTHS       NINE                                SIX MONTHS       NINE
                                                   ENDED        MONTHS       YEAR       MAY 27,         ENDED        MONTHS
                                               SEPTEMBER 30,     ENDED      ENDED     1999(1) TO    SEPTEMBER 30,     ENDED
                                                   2001        MARCH 31,   JUNE 30,    JUNE 30,         2001        MARCH 31,
                                                (UNAUDITED)     2001(5)      2000        1999        (UNAUDITED)     2001(5)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $          3.89          5.02       5.92         5.91           3.90          5.03
 Income from investment operations:
 Net investment income                    $          0.17          0.33       0.57         0.05           0.16          0.31
 Net realized and unrealized gain
 (loss) on investments                    $         -0.49         -1.06      -0.90         0.01          -0.48         -1.03
 Total from investment operations         $         -0.32         -0.73      -0.33         0.06          -0.32         -0.72
 Less distributions from:
 Net investment income                    $          0.23          0.32       0.57         0.05           0.23          0.33
 Tax return of capital                    $            --          0.08         --           --             --          0.08
 Total distributions                      $          0.23          0.40       0.57         0.05           0.23          0.41
 Net asset value, end of period           $          3.34          3.89       5.02         5.92           3.35          3.90
 TOTAL RETURN(2):                         %         -8.71        -15.00      -5.99         0.34          -8.69        -14.82
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $         4,303         5,505      5,930          551          5,304         7,077
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %          1.85          1.85       1.80         1.75           1.60          1.60
 Gross expenses prior to expense
 reimbursement(3)                         %          1.99          1.95       1.92         1.87           1.74          1.70
 Net investment income after expense
 reimbursement(3)(4)                      %          9.04          9.88       9.66         8.57           9.29         10.16
 Portfolio turnover rate                  %            55           100         89          184             55           100

                                                              CLASS M
                                         -------------------------------------------------
                                                                                  JULY 17,
                                           YEAR                                   1995(1)
                                          ENDED         YEAR ENDED JUNE 30,          TO
                                         JUNE 30,   ---------------------------   JUNE 30,
                                           2000      1999      1998      1997       1996
---------------------------------------  -------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       5.93       6.92      6.78      6.36      6.20
 Income from investment operations:
 Net investment income                      0.52       0.55      0.59      0.58      0.50
 Net realized and unrealized gain
 (loss) on investments                     -0.85      -0.95      0.14      0.41      0.14
 Total from investment operations          -0.33      -0.40      0.73      0.99      0.64
 Less distributions from:
 Net investment income                      0.54       0.58      0.59      0.57      0.48
 Tax return of capital                      0.03       0.01        --        --        --
 Total distributions                        0.57       0.59      0.59      0.57      0.48
 Net asset value, end of period             5.03       5.93      6.92      6.78      6.36
 TOTAL RETURN(2):                          -5.86      -5.85     11.16     16.29     10.69
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        12,730     24,129    19,785     8,848     1,243
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                        1.55       1.50      1.50      1.50      1.50
 Gross expenses prior to expense
 reimbursement(3)                           1.67       1.62      1.67      1.92      2.69
 Net investment income after expense
 reimbursement(3)(4)                        9.91       8.82      8.55      8.93      9.41
 Portfolio turnover rate                      89        184       209       394       339

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

(5) The Fund changed its fiscal year end to March 31.

 42      ING High Yield Fund

FINANCIAL HIGHLIGHTS                             ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                        CLASS A                                      CLASS B
                                        -----------------------------------------------------------------------   -------------
                                         SIX MONTHS       NINE                  THREE                              SIX MONTHS
                                            ENDED        MONTHS       YEAR      MONTHS      YEAR      MARCH 27,       ENDED
                                        SEPTEMBER 30,     ENDED      ENDED      ENDED       ENDED      1998 TO    SEPTEMBER 30,
                                            2001        MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,       2001
                                         (UNAUDITED)     2001(7)      2000     1999(2)      1999       1998(1)     (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                            $         8.69         10.80       11.57      11.66      12.72       12.70          8.71
 Income from investment
 operations:
 Net investment income             $         0.46          0.84        1.18       0.28       1.12        0.01          0.44
 Net realized and unrealized
 gain (loss) on investments        $        -1.28         -2.09       -0.75      -0.09      -1.00        0.01         -1.29
 Total from investment
 operations                        $        -0.82         -1.25        0.43       0.19       0.12        0.02         -0.85
 Less distributions from:
 Net investment income             $         0.55          0.86        1.20       0.28       1.18          --          0.52
 Total distributions                         0.55          0.86        1.20       0.28       1.18          --          0.52
 Net asset value, end of period    $         7.32          8.69       10.80      11.57      11.66       12.72          7.34
 TOTAL RETURN(3):                  %        -9.77        -11.87        3.96       1.60       1.13        0.16        -10.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           $       46,593        55,230      34,416     16,795     17,327       4,690       147,754
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)               %         1.10          1.10        1.18       1.10       1.12        1.06          1.75
 Gross expenses prior to expense
 reimbursement(4)                  %         1.32          1.32        1.37       1.37       1.53        1.06          1.97
 Net investment income after
 expense reimbursement(4)(5)       %        11.28         11.43       10.63       9.68       9.44        7.22         10.65
 Portfolio turnover rate           %           50           113         113         44        242         484            50

                                                           CLASS B
                                  ---------------------------------------------------------
                                    NINE                    THREE
                                   MONTHS       YEAR       MONTHS       YEAR      MARCH 27,
                                    ENDED       ENDED       ENDED       ENDED      1998 TO
                                  MARCH 31,   JUNE 30,    JUNE 30,    MARCH 31,   MARCH 31,
                                   2001(7)      2000       1999(2)      1999       1998(1)
--------------------------------  ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              10.81       11.58      11.66       12.71       12.69
 Income from investment
 operations:
 Net investment income                0.81        1.11       0.27        1.04        0.01
 Net realized and unrealized
 gain (loss) on investments          -2.10       -0.75      -0.09       -0.99        0.01
 Total from investment
 operations                          -1.29        0.36       0.18        0.05        0.02
 Less distributions from:
 Net investment income                0.81        1.13       0.26        1.10          --
 Total distributions                  0.81        1.13       0.26        1.10          --
 Net asset value, end of period       8.71       10.81      11.58       11.66       12.71
 TOTAL RETURN(3):                   -12.22        3.28       1.53        0.55        0.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           181,175     103,246     41,882      42,960       8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                  1.75        1.83       1.75        1.77        1.69
 Gross expenses prior to expense
 reimbursement(4)                     1.97        2.02       2.02        2.18        1.69
 Net investment income after
 expense reimbursement(4)(5)         10.97        9.98       9.03        8.84        6.61
 Portfolio turnover rate               113         113         44         242         484

                                                                           CLASS C                                      CLASS T
                                           -----------------------------------------------------------------------   -------------
                                            SIX MONTHS       NINE                  THREE                              SIX MONTHS
                                               ENDED        MONTHS       YEAR      MONTHS      YEAR      MARCH 27,       ENDED
                                           SEPTEMBER 30,     ENDED      ENDED      ENDED       ENDED      1998 TO    SEPTEMBER 30,
                                               2001        MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,       2001
                                            (UNAUDITED)     2001(7)      2000     1999(2)      1999       1998(1)     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $         8.71         10.81       11.58      11.66      12.71       12.69          8.70
 Income from investment operations:
 Net investment income                $         0.42          0.81        1.10       0.27       1.04        0.01          0.43
 Net realized and unrealized gain
 (loss) on investments                $        -1.27         -2.10       -0.74      -0.09      -0.99        0.01         -1.26
 Total from investment operations     $        -0.85         -1.29        0.36       0.18       0.05        0.02         -0.83
 Less distributions from:
 Net investment income                $         0.52          0.81        1.13       0.26       1.10          --          0.54
 Total distributions                            0.52          0.81        1.13       0.26       1.10          --          0.54
 Net asset value, end of period       $         7.34          8.71       10.81      11.58      11.66       12.71          7.33
 TOTAL RETURN(3):                     %       -10.08        -12.22        3.28       1.53       0.55        0.16         -9.92
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $       25,138        33,463      23,324     18,618     21,290       4,815        12,743
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                  %         1.75          1.75        1.83       1.75       1.77        1.66          1.40
 Gross expenses prior to expense
 reimbursement(4)                     %         1.97          1.97        2.02       2.02       2.18        1.66          1.62
 Net investment income after
 expense reimbursement(4)(5)          %        10.65         10.93        9.98       9.03       8.79        6.91         10.98
 Portfolio turnover rate              %           50           113         113         44        242         484            50

                                            CLASS T
                                     ----------------------
                                       NINE
                                      MONTHS     MARCH 31,
                                       ENDED     2000(6) TO
                                     MARCH 31,    JUNE 30,
                                      2001(7)       2000
-----------------------------------  ----------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                10.81        11.07
 Income from investment operations:
 Net investment income                  0.81         0.29
 Net realized and unrealized gain
 (loss) on investments                 -2.08        -0.25
 Total from investment operations      -1.27         0.04
 Less distributions from:
 Net investment income                  0.84         0.30
 Total distributions                    0.84         0.30
 Net asset value, end of period         8.70        10.81
 TOTAL RETURN(3):                     -12.07        -0.49
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    18,510       31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    1.40         1.48
 Gross expenses prior to expense
 reimbursement(4)                       1.63         1.67
 Net investment income after
 expense reimbursement(4)(5)           11.24        10.33
 Portfolio turnover rate                 113          113

--------------------------------------------------------------------------------

(1) The Fund commenced operations on March 27, 1998.

(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

(6) Commencement of offering of shares.

(7) The Fund changed its fiscal year end to March 31.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING High Yield Opportunity Fund       43

ING INTERMEDIATE BOND FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                   CLASS A                                     CLASS B
                                           -------------------------------------------------------   ---------------------------
                                            SIX MONTHS                                                SIX MONTHS
                                               ENDED       FIVE MONTHS      YEAR         PERIOD          ENDED       FIVE MONTHS
                                           SEPTEMBER 30,      ENDED         ENDED         ENDED      SEPTEMBER 30,      ENDED
                                               2001         MARCH 31,    OCTOBER 31,   OCTOBER 31,       2001         MARCH 31,
                                            (UNAUDITED)      2001(4)        2000         1999(1)      (UNAUDITED)      2001(4)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $        10.18           9.52          9.40         10.00          10.18           9.52
 Income from investment operations:
 Net investment income                $         0.28           0.28          0.61          0.45           0.24           0.26
 Net realized and unrealized gain
 (loss) on investments                $         0.45           0.66          0.12         -0.60           0.44           0.66
 Total from investment operations     $         0.73           0.94          0.73         -0.15           0.68           0.92
 Less distributions from:
 Net investment income                $         0.28           0.28          0.61          0.45           0.24           0.26
 Total distributions                  $         0.28           0.28          0.61          0.45           0.24           0.26
 Net asset value, end of period       $        10.63          10.18          9.52          9.40          10.62          10.18
 TOTAL RETURN(2):                     %         7.22          10.01          8.11         -1.46           6.72           9.74
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $       41,618         33,597        29,893        32,013          7,657          2,807
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %         1.15           1.13          1.00          0.96           1.90           1.88
 Gross expenses prior to expense
 reimbursement(3)                     %         1.40           1.53          2.08          2.12           2.05           2.18
 Net investment income after
 expense reimbursement(3)(5)          %         5.23           6.94          6.48          5.38           4.47           6.20
 Portfolio turnover rate              %          717            838           733           432            717            838

                                              CLASS B
                                     -------------------------

                                        YEAR         PERIOD
                                        ENDED         ENDED
                                     OCTOBER 31,   OCTOBER 31,
                                        2000         1999(1)
-----------------------------------  -------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  9.40         10.00
 Income from investment operations:
 Net investment income                   0.53          0.40
 Net realized and unrealized gain
 (loss) on investments                   0.13         -0.61
 Total from investment operations        0.66         -0.21
 Less distributions from:
 Net investment income                   0.54          0.39
 Total distributions                     0.54          0.39
 Net asset value, end of period          9.52          9.40
 TOTAL RETURN(2):                        7.30         -2.13
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      1,523         1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.74          1.70
 Gross expenses prior to expense
 reimbursement(3)                        2.33          2.39
 Net investment income after
 expense reimbursement(3)(5)             5.71          4.83
 Portfolio turnover rate                  733           432

                                                                                            CLASS C
                                                                    -------------------------------------------------------
                                                                     SIX MONTHS
                                                                        ENDED       FIVE MONTHS      YEAR         PERIOD
                                                                    SEPTEMBER 30,      ENDED         ENDED         ENDED
                                                                        2001         MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                                     (UNAUDITED)      2001(4)        2000         1999(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        10.19           9.52          9.40         10.00
 Income from investment operations:
 Net investment income                                         $         0.23           0.26          0.54          0.42
 Net realized and unrealized gain (loss) on investments        $         0.43           0.67          0.12         -0.63
 Total from investment operations                              $         0.66           0.93          0.66         -0.21
 Less distributions from:
 Net investment income                                         $         0.23           0.26          0.54          0.39
 Total distributions                                           $         0.23           0.26          0.54          0.39
 Net asset value, end of period                                $        10.62          10.19          9.52          9.40
 TOTAL RETURN(2):                                              %         6.57           9.86          7.32         -2.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        6,966          4,470         5,248         1,082
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %         1.90           1.85          1.73          1.71
 Gross expenses prior to expense reimbursement(3)              %         2.05           2.18          2.32          2.44
 Net investment income after expense reimbursement(3)(5)       %         4.49           6.37          5.74          4.94
 Portfolio turnover rate                                       %          717            838           733           432

--------------------------------------------------------------------------------

(1) Fund commenced operations on December 15, 1998.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

 44      ING Intermediate Bond Fund

FINANCIAL HIGHLIGHTS                           ING NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                  CLASS A                                   CLASS B
                                                  ---------------------------------------   ---------------------------------------
                                                   SIX MONTHS       FIVE                     SIX MONTHS       FIVE
                                                      ENDED        MONTHS       PERIOD          ENDED        MONTHS       PERIOD
                                                  SEPTEMBER 30,     ENDED        ENDED      SEPTEMBER 30,     ENDED        ENDED
                                                      2001        MARCH 31,   OCTOBER 31,       2001        MARCH 31,   OCTOBER 31,
                                                   (UNAUDITED)     2001(4)      2000(1)      (UNAUDITED)     2001(4)      2000(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        10.50          10.11       10.00          10.48         10.09        10.00
 Income from investment operations:
 Net investment income                       $         0.21           0.19        0.48           0.17          0.17         0.38
 Net realized and unrealized gain on
 investments                                 $         0.03           0.39        0.11           0.04          0.39         0.11
 Total from investment operations            $         0.24           0.58        0.59           0.21          0.56         0.49
 Less distributions from:
 Net investment income                       $         0.21           0.19        0.48           0.17          0.17         0.40
 Total distributions                         $         0.21           0.19        0.48           0.17          0.17         0.40
 Net asset value, end of period              $        10.53          10.50       10.11          10.52         10.48        10.09
 TOTAL RETURN(2):                            %         2.27           5.79        6.09           2.00          5.54         5.02
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       22,654         22,074      21,592            927           588          311
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %         1.15           1.06        0.95           1.90          1.83         1.67
 Gross expenses prior to expense
 reimbursement(3)                            %         1.57           1.50        2.12           2.22          2.17         2.32
 Net investment income after expense
 reimbursement(3)(5)                         %         3.92           4.45        4.92           3.18          3.69         3.93
 Portfolio turnover rate                     %           12              7          50             12             7           50

                                                            CLASS C
                                            ---------------------------------------
                                             SIX MONTHS       FIVE
                                                ENDED        MONTHS       PERIOD
                                            SEPTEMBER 30,     ENDED        ENDED
                                                2001        MARCH 31,   OCTOBER 31,
                                             (UNAUDITED)     2001(4)      2000(1)
------------------------------------------  ---------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           10.49         10.11        10.00
 Income from investment operations:
 Net investment income                           0.17          0.16         0.39
 Net realized and unrealized gain on
 investments                                     0.04          0.38         0.12
 Total from investment operations                0.21          0.54         0.51
 Less distributions from:
 Net investment income                           0.17          0.16         0.40
 Total distributions                             0.17          0.16         0.40
 Net asset value, end of period                 10.53         10.49        10.11
 TOTAL RETURN(2):                                2.00          5.34         5.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                309           440          439
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                             1.90          1.81         1.68
 Gross expenses prior to expense
 reimbursement(3)                                2.22          2.16         2.33
 Net investment income after expense
 reimbursement(3)(5)                             3.16          3.70         4.00
 Portfolio turnover rate                           12             7           50

--------------------------------------------------------------------------------

(1) Fund commenced operations on November 8, 1999.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING National Tax-Exempt Bond Fund       45

ING STRATEGIC INCOME FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001 the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                    CLASS A                                       CLASS B
                                          ------------------------------------------------------------   -------------------------
                                           SIX MONTHS       NINE                  THREE                   SIX MONTHS       NINE
                                              ENDED        MONTHS       YEAR      MONTHS     JULY 27,        ENDED        MONTHS
                                          SEPTEMBER 30,     ENDED      ENDED      ENDED     1998(1) TO   SEPTEMBER 30,     ENDED
                                              2001        MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,        2001        MARCH 31,
                                           (UNAUDITED)     2001(6)      2000     1999(2)       1999       (UNAUDITED)     2001(6)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $        11.79         12.07      12.59      12.89       13.08          11.53         11.80
 Income from investment
 operations:
 Net investment income               $         0.44          0.23       0.92       0.26        0.53           0.36          0.36
 Net realized and unrealized gain
 (loss) on investments               $        -0.43          0.08      -0.52      -0.42       -0.08          -0.37         -0.08
 Total from investment operations    $         0.01          0.31       0.40      -0.16        0.45          -0.01          0.28
 Less distributions from:
 Net investment income               $         0.38          0.59       0.92       0.14        0.53           0.36          0.55
 Net realized gains on investments   $           --            --         --         --        0.11             --            --
 Total distributions                 $         0.38          0.59       0.92       0.14        0.64           0.36          0.55
 Net asset value, end of period      $        11.42         11.79      12.07      12.59       12.89          11.16         11.53
 TOTAL RETURN(3):                    %         0.15          2.69       3.42      -1.23        5.60          -0.03          2.52
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $       37,329        39,105      2,726      2,736       5,751         10,569         8,894
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                 %         0.95          1.03       0.96       0.90        0.96           1.35          1.53
 Gross expenses prior to expense
 reimbursement(4)                    %         1.36          1.73       2.64       1.56        1.98           1.76          2.55
 Net investment income after
 expense reimbursement(4)(5)         %         7.54          6.30       7.69       5.88        5.81           7.14          6.71
 Portfolio turnover rate             %           73           132        168         69         274             73           132

                                                CLASS B
                                    --------------------------------
                                                THREE
                                      YEAR      MONTHS     JULY 27,
                                     ENDED      ENDED     1998(1) TO
                                    JUNE 30,   JUNE 30,   MARCH 31,
                                      2000     1999(2)       1999
----------------------------------  --------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              12.33      12.61       12.78
 Income from investment
 operations:
 Net investment income                0.88       0.18        0.45
 Net realized and unrealized gain
 (loss) on investments               -0.53      -0.33       -0.05
 Total from investment operations     0.35      -0.15        0.40
 Less distributions from:
 Net investment income                0.88       0.13        0.46
 Net realized gains on investments      --         --        0.11
 Total distributions                  0.88       0.13        0.57
 Net asset value, end of period      11.80      12.33       12.61
 TOTAL RETURN(3):                     3.00      -1.20        5.17
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   4,460      5,658       6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                  1.36       1.29        1.37
 Gross expenses prior to expense
 reimbursement(4)                     3.04       1.95        2.42
 Net investment income after
 expense reimbursement(4)(5)          7.29       5.49        5.35
 Portfolio turnover rate               168         69         274

                                                                                              CLASS C
                                                                    ------------------------------------------------------------
                                                                     SIX MONTHS       NINE                  THREE
                                                                        ENDED        MONTHS       YEAR      MONTHS     JULY 27,
                                                                    SEPTEMBER 30,     ENDED      ENDED      ENDED     1998(1) TO
                                                                        2001        MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                                     (UNAUDITED)     2001(6)      2000     1999(2)       1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        12.05         12.30      12.81      13.10       13.27
 Income from investment operations:
 Net investment income                                         $         0.39          0.43       0.87       0.19        0.48
 Net realized and unrealized gain (loss) on investments        $        -0.40         -0.13      -0.51      -0.35       -0.06
 Total from investment operations                              $        -0.01          0.30       0.36      -0.16        0.42
 Less distributions from:
 Net investment income                                         $         0.36          0.55       0.87       0.13        0.48
 Net realized gains on investments                             $           --            --         --         --        0.11
 Total distributions                                           $         0.36          0.55       0.87       0.13        0.59
 Net asset value, end of period                                $        11.68         12.05      12.30      12.81       13.10
 TOTAL RETURN(3):                                              %        -0.03          2.55       3.02      -1.21        5.19
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        5,248         5,196      3,966      7,965       8,128
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %         1.35          1.51       1.36       1.29        1.36
 Gross expenses prior to expense reimbursement(4)              %         1.76          2.55       3.04       1.95        2.41
 Net investment income after expense reimbursement(4)(5)       %         7.16          6.71       7.29       5.49        5.36
 Portfolio turnover rate                                       %           73           132        168         69         274

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.

(2) Effective May 24, 1999, ING Investment, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

(6) The Fund changed its fiscal year end to March 31.

 46      ING Strategic Income Fund

FINANCIAL HIGHLIGHTS                               ING CLASSIC MONEY MARKET FUND
--------------------------------------------------------------------------------

For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                   CLASS A                                     CLASS B
                                           -------------------------------------------------------   ---------------------------
                                            SIX MONTHS                                                SIX MONTHS
                                               ENDED       FIVE MONTHS      YEAR         PERIOD          ENDED       FIVE MONTHS
                                           SEPTEMBER 30,      ENDED         ENDED         ENDED      SEPTEMBER 30,      ENDED
                                               2001         MARCH 31,    OCTOBER 31,   OCTOBER 31,       2001         MARCH 31,
                                            (UNAUDITED)      2001(4)        2000         1999(1)      (UNAUDITED)      2001(4)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $          1.00           1.00          1.00          1.00          1.00           1.00
 Income from investment operations:
 Net investment income                $          0.02           0.02          0.06          0.04          0.02           0.02
 Total from investment operations     $          0.02           0.02          0.06          0.04          0.02           0.02
 Less distributions from:
 Net investment income                $          0.02           0.02          0.06          0.04          0.02           0.02
 Total distributions                  $          0.02           0.02          0.06          0.04          0.02           0.02
 Net asset value, end of period       $          1.00           1.00          1.00          1.00          1.00           1.00
 TOTAL RETURN(2):                     %          1.87           2.36          5.70          3.98          1.56           2.11
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $       565,100        515,651       440,651       228,124         2,289          2,714
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %          0.77           0.77          0.74          0.73          1.41           1.41
 Gross expenses prior to expense
 reimbursement(3)                     %          1.31           1.30          1.42          1.67          1.56           1.55
 Net investment income after
 expense reimbursement(3)(5)          %          3.69           5.61          5.59          4.59          3.11           5.10

                                              CLASS B
                                     -------------------------

                                        YEAR         PERIOD
                                        ENDED         ENDED
                                     OCTOBER 31,   OCTOBER 31,
                                        2000         1999(1)
-----------------------------------  -------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  1.00          1.00
 Income from investment operations:
 Net investment income                   0.05          0.03
 Total from investment operations        0.05          0.03
 Less distributions from:
 Net investment income                   0.05          0.03
 Total distributions                     0.05          0.03
 Net asset value, end of period          1.00          1.00
 TOTAL RETURN(2):                        5.03          3.31
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      2,706         1,173
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.38          1.41
 Gross expenses prior to expense
 reimbursement(3)                        1.67          1.79
 Net investment income after
 expense reimbursement(3)(5)             4.93          3.85

                                                                                            CLASS C
                                                                    -------------------------------------------------------
                                                                     SIX MONTHS
                                                                        ENDED       FIVE MONTHS      YEAR         PERIOD
                                                                    SEPTEMBER 30,      ENDED         ENDED         ENDED
                                                                        2001         MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                                     (UNAUDITED)      2001(4)        2000         1999(1)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         1.00            1.00          1.00          1.00
 Income from investment operations:
 Net investment income                                         $         0.02            0.02          0.05          0.03
 Total from investment operations                              $         0.02            0.02          0.05          0.03
 Less distributions from:
 Net investment income                                         $         0.02            0.02          0.05          0.03
 Total distributions                                           $         0.02            0.02          0.05          0.03
 Net asset value, end of period                                $         1.00            1.00          1.00          1.00
 TOTAL RETURN(2):                                              %         1.56            2.08          5.03          3.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        1,773           2,583         2,035           444
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %         1.41            1.40          1.39          1.41
 Gross expenses prior to expense reimbursement(3)              %         1.56            1.55          1.67          1.78
 Net investment income after expense reimbursement(3)(5)       %         3.14            5.00          5.03          3.89

--------------------------------------------------------------------------------

(1) Commenced operations on December 15, 1998.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Classic Money Market Fund       47

ING MONEY MARKET FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                         CLASS A                                CLASS B
                                           ------------------------------------   ------------------------------------
                                            SIX MONTHS       NINE                  SIX MONTHS       NINE
                                               ENDED        MONTHS      PERIOD        ENDED        MONTHS      PERIOD
                                           SEPTEMBER 30,     ENDED      ENDED     SEPTEMBER 30,     ENDED      ENDED
                                              2001(7)      MARCH 31,   JUNE 30,      2001(7)      MARCH 31,   JUNE 30,
                                            (UNAUDITED)     2001(6)    2000(1)     (UNAUDITED)     2001(6)    2000(2)
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $         1.00          1.00        1.00         1.00          1.00        1.00
 Income from investment operations:
 Net investment income                $         0.02          0.04*       0.02*        0.01          0.03*       0.03*
 Total from investment operations     $         0.02          0.04        0.02         0.01          0.03        0.03
 Less distributions from:
 Net investment income                $         0.02          0.04        0.02         0.01          0.03        0.03
 Total distributions                            0.02          0.04        0.02         0.01          0.03        0.03
 Net asset value, end of period       $         1.00          1.00        1.00         1.00          1.00        1.00
 TOTAL RETURN(3):                     %         1.55          3.86        3.58         1.23          3.34        3.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $       49,723        73,290      75,430       38,079        32,117      12,035
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)       %         0.89          0.91**      0.85**       1.64          1.64**      1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(4)          %         0.89          0.74        2.28         1.64          1.50        3.03
 Net investment income after
 expense
 reimbursement/recoupment(4)(5)       %         3.21          5.23        5.18         2.38          4.31        3.96

                                                   CLASS C
                                     ------------------------------------
                                      SIX MONTHS       NINE
                                         ENDED        MONTHS      PERIOD
                                     SEPTEMBER 30,     ENDED      ENDED
                                        2001(7)      MARCH 31,   JUNE 30,
                                      (UNAUDITED)     2001(6)    2000(2)
-----------------------------------  ------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                   1.00          1.00       1.00
 Income from investment operations:
 Net investment income                    0.01          0.03*      0.02*
 Total from investment operations         0.01          0.03       0.02
 Less distributions from:
 Net investment income                    0.01          0.03       0.02
 Total distributions                      0.01          0.03       0.02
 Net asset value, end of period           1.00          1.00       1.00
 TOTAL RETURN(3):                         1.18          3.34       3.58
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      17,247        27,404      5,431
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)           1.64          1.59**     1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(4)              1.64          1.49       3.03
 Net investment income after
 expense
 reimbursement/recoupment(4)(5)           2.45          4.36       3.96

--------------------------------------------------------------------------------

(1) Commenced operations on November 24, 1999.

(2) Commenced operations on July 12, 1999.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

(6) The Fund changed its fiscal year end to March 31.

(7) Effective May 21, 2001, ING Investments, LLC took over direct management of the Fund.

* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.

** Does not include expenses of the investment company in which the Fund invested.

 48      ING Money Market Fund

In addition to the Funds offered in this prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

FIXED INCOME FUNDS
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund

INTERNATIONAL EQUITY FUNDS
  ING Asia-Pacific Equity Fund
  ING Emerging Countries Fund
  ING European Equity Fund
  ING International Fund
  ING International Core Growth Fund
  ING International Growth Fund
  ING International SmallCap Growth Fund
  ING International Value Fund
  ING Precious Metals Fund
  ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
  ING Global Communications Fund
  ING Global Technology Fund
  ING Global Real Estate Fund
  ING Worldwide Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
  ING Growth Fund
  ING Growth + Value Fund
  ING Growth Opportunities Fund
  ING Internet Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING MidCap Growth Fund
  ING SmallCap Opportunities Fund
  ING SmallCap Growth Fund
  ING Small Company Fund
  ING Technology Fund
  ING Biotechnology Fund

DOMESTIC EQUITY INDEX FUNDS
  ING Index Plus Large Cap Fund
  ING Index Plus Mid Cap Fund
  ING Index Plus Small Cap Fund
  ING Research Enhanced Index Fund

DOMESTIC EQUITY VALUE FUNDS
  ING Financial Services Fund
  ING Large Company Value Fund
  ING MagnaCap Fund
  ING Tax Efficient Equity Fund
  ING Value Opportunity Fund
  ING SmallCap Value Fund
  ING MidCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
  ING Equity and Income Fund
  ING Convertible Fund
  ING Balanced Fund
  ING Growth and Income Fund

GENERATION FUNDS
  ING Ascent Fund
  ING Crossroads Fund
  ING Legacy Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING GNMA Income Fund, Inc.           811-2401
ING Funds Trust                      811-8895
  ING National Tax-Exempt Bond Fund
  ING Intermediate Bond Fund
  ING High Yield Bond Fund
  ING Classic Money Market Fund
ING Investment Funds, Inc.           811-1939
  ING High Yield Fund
ING Mutual Funds                     811-7428
  ING Strategic Income Fund
  ING High Yield Opportunity Fund
  ING Money Market Fund

  [ING FUNDS LOGO]                   INABCPROS030102-030102

[PROSPECTUS OVERLAY]
       PROSPECTUS

    [GEORGE WASHINGTON PHOTO]
       March 1, 2002

       Class Q
                                                  FIXED INCOME FUNDS
                                                  ING GNMA Income Fund
                                                  ING High Yield Fund
                                                  ING High Yield Opportunity
                                                  Fund
                                                  ING Strategic Income Fund

       This Prospectus contains
       important information about
       investing in the Class Q
       shares of the ING Funds. You
       should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          [ING FUNDS LOGO]
                                            (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET] OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                      1
    FUNDS AT A GLANCE                                  2

    FIXED INCOME FUNDS
    ING GNMA Income Fund                               4
    ING High Yield Fund                                6
    ING High Yield Opportunity Fund                    8
    ING Strategic Income Fund                         10

    WHAT YOU PAY TO INVEST                            12
    SHAREHOLDER GUIDE                                 14
    MANAGEMENT OF THE FUNDS                           18
    DIVIDENDS, DISTRIBUTIONS AND TAXES                19
    MORE INFORMATION ABOUT RISKS                      20
    FINANCIAL HIGHLIGHTS                              23
    WHERE TO GO FOR MORE INFORMATION          Back cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  ING offers both aggressive and conservative Fixed Income Funds.

  They may suit you if you:

  - want a regular stream of income
  - want greater income potential than a money market fund
  - are willing to accept more risk than a money market fund.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

                                    FUND                         INVESTMENT OBJECTIVE
                  ---------------------------------------------------------------------------------------
FIXED INCOME      GNMA Income Fund                               High current income, consistent with
FUNDS             Adviser: ING Investments, LLC                  liquidity and safety of principal

                  High Yield Fund                                High current income, with capital
                  Adviser: ING Investments, LLC                  appreciation as a secondary objective

                  High Yield Opportunity Fund                    High current income and capital growth
                  Adviser: ING Investments, LLC

                  Strategic Income Fund                          Maximum total return
                  Adviser: ING Investments, LLC

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government and certain of        mortgage-related investments. Generally has less credit risk
U.S. agencies and instrumentalities.                      than other income funds.


High yield (high risk) debt securities.                   Credit, interest rate and other risks that accompany an
                                                          investment in lower-quality debt securities. Particularly
                                                          sensitive to credit risk during economic downturns.


High yield (high risk) debt securities, including         Credit, liquidity, interest rate and other risks that
those in the lowest ratings, as well as equities          accompany an investment in lower-quality debt securities.
and foreign securities.                                   Particularly sensitive to credit risk during economic
                                                          downturns. May also present price volatility from equity
                                                          exposure, and foreign securities. May be sensitive to
                                                          currency exchange rates, international political and
                                                          economic conditions, and other risks.


Investment grade and high yield (high risk) debt          Credit, interest rate, prepayment and other risks that
securities.                                               accompany an investment in debt securities, including high yield debt securities. May be sensitive to credit risk
                                                          during economic downturns.

                                                                         ADVISER
ING GNMA INCOME FUND                                        ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE



[TARGET GRAPHIC]
The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the United States Government.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA (Ginnie Mae) Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities, and in securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- through investment in GNMA securities, and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. government securities. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the United States. Consequently, there are somewhat greater risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

EXTENSION RISK -- Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

 4      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001

5.19   8.06   -2.07  15.91  5.71   10.20  7.52   0.58   10.36  8.65

(1) These figures are for the year ended December 31 of each year.

(2) Because Class Q shares were first offered in 2001, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as Class A shares.

     Best and worst quarterly performance during this period:
                               1st quarter 1995:  5.50%
                               1st quarter 1994: -2.42%
           Fund's year-to-date total return as of December 31, 2001:
                                     8.65%.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A return before taxes(2)                                  %   3.48           6.37                 6.38
Class A return after taxes on distributions(2)                  %   1.24           3.93                 3.77
Class A return after taxes on distributions and sale of Fund
  shares(2)                                                     %   2.08           3.85                 3.77
Lehman Brothers Mortgage-Backed Securities Index (reflects
no deduction for fees, expenses or taxes)(3)                    %   8.22           7.49                 7.10

(1) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.

(2) Reflects deduction of sales charge of 4.75%.

(3) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 523 mortgage-backed securities with an average yield of 6.32%. The average coupon of the index is 6.73%. This index is typically used as a benchmark for intermediate term bond funds.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING GNMA Income Fund       5

                                                                         ADVISER
ING HIGH YIELD FUND                                         ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks a high level of current income, with capital appreciation as a secondary objective.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not, in the opinion of the Adviser, involve undue risk relative to their expected return. High yield securities, which are commonly known as junk bonds, are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Rating Group (S&P), or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the Adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may invest in debt securities of any maturity. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage-related securities and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. The Fund may invest in financial futures and related options to attempt to hedge risk, although the Fund has not invested in such instruments since ING Investments, LLC became the adviser in 1995 through the date of this prospectus.

In selecting equity securities, the portfolio managers use a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

DIFFERENCES BETWEEN THE FUND AND HIGH YIELD OPPORTUNITY FUND -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Opportunity Fund normally presents the potential for higher income, but with potentially higher credit risk and volatility.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING High Yield Opportunity Fund. You could therefore ultimately hold shares of that Fund. For more information regarding High Yield Opportunity Fund, please see page 8 of the Prospectus.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or junk bond) debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The Fund is also subject to credit risk through its investment in floating rate loans.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgement and may be more subjective than valuing securities using market quotes.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the Issuer. Equity securities generally have higher volatility than debt securities.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

 6      ING High Yield Fund

                                                             ING HIGH YIELD FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992  1993  1994  1995  1996  1997  1998  1999   2000    2001
                                                -20.96     1.17

(1) These figures are for the year ended December 31 of each year.

     Best and worst quarterly performance during this period:
                              4th quarter 2001:   6.61%
                              4th quarter 2000: -12.31%
           Fund's year-to-date total return as of December 31, 2001:
                                     1.17%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class Q return before taxes                                     %   1.17             -8.69                  N/A
Class Q return after taxes on distributions                     %  -3.88            -12.89                  N/A
Class Q return after taxes on distributions and sale of Fund
  shares                                                        %   0.74             -8.64                  N/A
Lehman Brothers High Yield Bond Index (reflects no deduction
for fees, expenses or taxes)(2)                                 %   5.28             -0.35(3)               N/A

(1) Class Q commenced operations on June 17, 1999.

(2) Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.

(3) Index return is for the period beginning June 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     ING High Yield Fund       7

                                                                         ADVISER
ING HIGH YIELD OPPORTUNITY FUND                             ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE



[TARGET GRAPHIC]
The Fund seeks a high level of current income and capital growth.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its total assets in high yield, lower rated debt securities, which are commonly referred to as junk bonds, and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 20% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objective.

DIFFERENCES BETWEEN THE FUND AND HIGH YIELD FUND -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Opportunity Fund normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or junk bond) debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt-securities.

 8      ING High Yield Opportunity Fund

                                                 ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992  1993  1994  1995  1996  1997  1998  1999   2000    2001
                                            6.03  -14.96    1.80

(1) These figures are for the year ended December 31 of each year.

(2) Prior to May 24, 1999, the Fund was managed by a different adviser.

(3) Effective March 1, 2002, the Fund changed its name to High Yield Opportunity Fund. Prior to that date, the name of the Fund was "Pilgrim High Yield Fund II."

            Best and worst quarterly performance during this period:
                            1st quarter 2001:  6.27%
                           4th quarter 2000: -13.68%
           Fund's year-to-date total return as of December 31, 2001:
                                     1.80%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston High Yield Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class Q return before taxes                                     %   1.80            -2.55                  N/A
Class Q return after taxes on distributions                     %  -3.30            -6.75                  N/A
Class Q return after taxes on distributions and sale of Fund
shares                                                          %   1.13            -3.86                  N/A
First Boston High Yield Index (reflects no deduction for
fees, expenses or taxes)(2)                                     %   5.80             0.30(3)               N/A

(1) Class Q commenced operations on March 27, 1998.

(2) First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.

(3) Index return is for the period beginning April 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING High Yield Opportunity Fund       9

                                                                         ADVISER
ING STRATEGIC INCOME FUND                                   ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE



[TARGET GRAPHIC]
The Fund seeks maximum total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as junk bonds. There is no minimum credit rating for high yield debt securities in which the Fund may invest.

The total return sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered, may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund invests in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

 10      ING Strategic Income Fund

                                                       ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992   1993   1994   1995   1996   1997   1998   1999   2000    2001
  -----  -----  -----  -----  -----  -----  -----  -----  -----  ------
                                                   -0.97   3.21    3.81

(1) These figures are for the year ended December 31 of each year.
(2) Prior to May 24, 1999, a different adviser managed the Fund.

      Best and worst quarterly performance during this period:
                               1st quarter 2001:  3.15%
                               2nd quarter 2001: -2.44%
           Fund's year-to-date total return as of December 31, 2001:
                                     3.81%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class Q return before taxes                                     %    3.81            2.84                  N/A
Class Q return after taxes on distributions                     %    0.95           -0.05                  N/A
Class Q return after taxes on distributions and sale of Fund
shares                                                          %    2.30            0.84                  N/A
Lehman Brothers Aggregate Bond Index (reflects no deduction
for fees, expenses or taxes)(2)                                 %    8.44            6.82(3)               N/A

(1) Class Q commenced operations on July 27, 1998.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(3) Index return is for the period beginning August 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Strategic Income Fund       11

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the ING Funds. FEES YOU PAY DIRECTLY

                                                              CLASS Q
---------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT
  (AS A % OF OFFERING PRICE)                                   none
 MAXIMUM DEFERRED SALES CHARGE
  (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)       none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

                                                                                         TOTAL
                                                                                         FUND
                                                  MANAGEMENT    SERVICE     OTHER      OPERATING       WAIVERS AND         NET
FUND                                                 FEE         FEES      EXPENSES    EXPENSES     REIMBURSEMENTS(2)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income(3)                             %        0.52        0.25        0.37(4)     1.14                --            1.14
 High Yield                                 %        0.60        0.25        0.31        1.16             -0.09            1.07
 High Yield Opportunity(3)                  %        0.60        0.25        0.47(4)     1.32             -0.32            1.00
 Strategic Income(3)                        %        0.45        0.25        1.31(4)(5)   2.01(5)         -1.16            0.85(5)

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year, and fee waivers to which the Adviser has agreed for each Fund.

(2) ING Investments, LLC has entered into written expense limitation agreements with each Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Investments, LLC is shown under the heading Waivers and Reimbursements. For the High Yield Opportunity and Strategic Income Funds, the expense limit will continue through at least November 1, 2002. For the GNMA Fund, the expense limit will continue through July 26, 2002. For the High Yield Fund, the expense limit will continue through October 31, 2002. The expense limitations are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation at least 30 days prior to the end of the term or upon termination of the Investment Management Agreement.

(3) Effective February 23, 2001 and March 23, 2001, certain funds merged with GNMA Income, Strategic Income and High Yield Opportunity Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.

(4) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(5) Excludes one-time merger fees of 0.15% for Class Q incurred in connection with the merger of another investment company into the Strategic Income Fund.

 12      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS Q

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 GNMA Income                                                    $     116          362         628       1,386
 High Yield                                                     $     118          368         638       1,409
 High Yield Opportunity                                         $     134          418         723       1,590
 Strategic Income                                               $     204          630       1,083       2,338

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       13

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and wrap accounts. The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Class A, B, C, M and T shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING reserves the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

RETIREMENT PLANS

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact the Shareholder Services Representative at (800) 992-0180.

                                                                                                 Initial
                                                                           Method              Investment
                                                                       BY CONTACTING      A financial consultant
                                                                       YOUR FINANCIAL     with an authorized
                                                                       CONSULTANT         firm can help you
                                                                                          establish and maintain
                                                                                          your account.
                                                                       BY MAIL            Visit or speak with a
                                                                                          financial consultant.
                                                                                          Make your check
                                                                                          payable to the ING
                                                                                          Funds and mail it,
                                                                                          along with a completed
                                                                                          Application. Please
                                                                                          indicate your
                                                                                          investment
                                                                                          professional on the
                                                                                          New Account
                                                                                          Application.

                                                                       BY WIRE            Call the ING
                                                                                          Operations Department
                                                                                          at (800) 336-3436 to
                                                                                          obtain an account
                                                                                          number and indicate
                                                                                          your investment
                                                                                          professional on the
                                                                                          account.
                                                                                          Instruct your bank to
                                                                                          wire funds to the Fund
                                                                                          in the care of:
                                                                                          State Street
                                                                                          Bank and Trust
                                                                                          Kansas City
                                                                                          ABA #101003621
                                                                                          Kansas City, MO
                                                                                          credit to:
                                                                                          ------------
                                                                                          (the Fund)
                                                                                          A/C #751-8315; for
                                                                                          further credit to:
                                                                                          -------------------
                                                                                          Shareholder A/C #
                                                                                          -----------------
                                                                                          (A/C # you received
                                                                                          over the telephone)
                                                                                          Shareholder Name:
                                                                                         ----------------------
                                                                                          (Your Name Here)
                                                                                          After wiring funds you
                                                                                          must complete the
                                                                                          Account Application
                                                                                          and send it to:
                                                                                          ING Funds
                                                                                          P.O. Box 219368
                                                                                          Kansas City, MO
                                                                                          64121-6368

                                                                                                Additional
                                                                           Method               Investment
                                                                       BY CONTACTING      Visit or consult a
                                                                       YOUR FINANCIAL     financial consultant.
                                                                       CONSULTANT
                                                                       BY MAIL            Fill out the Account
                                                                                          Additions form included
                                                                                          on the bottom of your
                                                                                          account statement along
                                                                                          with your check payable
                                                                                          to the Fund and mail
                                                                                          them to the address on
                                                                                          the account statement.
                                                                                          Remember to write your
                                                                                          account number on the
                                                                                          check.
                                                                       BY WIRE

 14      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.
- Your account must have a current value of at least $250,000.
- Minimum withdrawal amount is $1,000.
- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    FINANCIAL CONSULTANT     your financial consultant who may
                                                                                             charge for their services in
                                                                                             connection with your redemption
                                                                                             request, but neither the Fund nor the
                                                                                             Distributor imposes any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       15

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class Q shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The ING Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class Q shares for Class Q shares of any other ING Fund that offers Class Q shares. The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors

 16      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SYSTEMATIC EXCHANGE PRIVILEGE

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and select Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy policy that accompanies this Prospectus

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       17

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of December 31, 2001, ING managed over $17.6 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                        MANAGEMENT
FUND                                                       FEE
 GNMA Income                                               0.52%
 High Yield                                                0.60
 High Yield Opportunity                                    0.60
 Strategic Income                                          0.45

ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

GNMA INCOME FUND

The following individuals share responsibility for the day-to-day management of the GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington Management Corp. (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy, Assistant Vice President of ING has served as co-manager of GNMA Income Fund since November 1997. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed-Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

STRATEGIC INCOME FUND

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING, has served as a Senior Portfolio Manager of the portfolio management team that manages the high yield portion of the Strategic Income Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

HIGH YIELD FUND AND HIGH YIELD OPPORTUNITY FUND

The following individuals share responsibility for the day-to-day management of the High Yield and High Yield Opportunity Funds:

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Opportunity Fund since October 2000.

Andy Mitchell, Vice President of ING, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000. From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and Acting V.P. at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

 18      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Dividends are normally expected to consist primarily of ordinary income. Each Fund pays dividends, if any, monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another ING Fund which offers Class Q shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information (SAI) for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       19

MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS EXCEPT GNMA INCOME FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (HIGH YIELD OPPORTUNITY FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT GNMA INCOME FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's


 20      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those that are not backed by the full faith and credit of the U.S. Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT GNMA INCOME FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ALL FUNDS EXCEPT HIGH YIELD FUND). The Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

MORTGAGE-RELATED SECURITIES (ALL FUNDS). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Some of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

PORTFOLIO TURNOVER. Each Fund (except GNMA Income Fund) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER RISKS

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       21

MORE INFORMATION ABOUT RISKS
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disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve capital appreciation.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same security at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

INTERESTS IN LOANS. The High Yield Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


 22      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
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The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       23

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
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The information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                     SIX MONTHS
                                                                        ENDED       FEBRUARY 26,
                                                                    SEPTEMBER 30,    2001(1) TO
                                                                        2001         MARCH 31,
                                                                     (UNAUDITED)        2001
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         8.63           8.51
 Income from investment operations:
 Net investment income                                         $         0.23           0.04
 Net realized and unrealized gain on investments               $         0.24           0.08
 Total from investment operations                              $         0.47           0.12
 Less distributions from:
 Net investment income                                                   0.24             --
 Total distributions                                                     0.24             --
 Net asset value, end of period                                $         8.86           8.63
 TOTAL RETURN(2):                                              %         5.48           1.41
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          804            476
 Ratios to average net assets:
 Expenses(3)                                                   %         1.22           1.14
 Net investment income(3)                                      %         5.55           5.42
 Portfolio turnover rate                                       %           45             33

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(1) Commencement of offering shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 24      ING GNMA Income Fund

FINANCIAL HIGHLIGHTS                                         ING HIGH YIELD FUND
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For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for its six month period ended September 30, 2001 is unaudited.

                                                                     SIX MONTHS        NINE
                                                                        ENDED         MONTHS        YEAR     FROM JUNE 17
                                                                    SEPTEMBER 30,      ENDED       ENDED     1999(1) THRU
                                                                        2001         MARCH 31,    JUNE 30,     JUNE 30,
                                                                     (UNAUDITED)    2001(5)(6)      2000         1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         3.89           5.60        5.93         5.91
 Income (loss) from investment operations:
 Net investment income                                         $         0.07           0.11        0.60         0.02
 Net realized and unrealized gain (loss) on investments        $        -0.36          -1.39       -0.33           --
 Total from investment operations                              $        -0.29          -1.28       -0.27         0.02
 Less distributions from:
 Net investment income                                         $         0.25           0.43        0.60           --
 Total distributions                                           $         0.25           0.43        0.60           --
 Net asset value, end of period                                $         3.35           3.89        5.60         5.93
 TOTAL RETURN(2):                                              %        -8.25         -23.11       -5.29         0.34
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            3             --          --           --
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %         1.06           1.07        1.05           --
 Gross expenses prior to expense reimbursement(3)              %         1.06           1.16        1.17           --
 Net investment income (loss) after expense
 reimbursement(3)(4)                                           %        10.55          10.61       10.41           --
 Portfolio turnover rate                                       %           55            100          89          184

--------------------------------------------------------------------------------

(1) Commencement of offering shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

(5) The Fund changed its fiscal year end to March 31.

(6) Per share calculations for the period were based on average shares outstanding.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING High Yield Fund       25

ING HIGH YIELD OPPORTUNITY FUND                             FINANCIAL HIGHLIGHTS
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For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                          SIX MONTHS       NINE                  THREE
                                                             ENDED        MONTHS       YEAR      MONTHS      YEAR      MARCH 27,
                                                         SEPTEMBER 30,     ENDED      ENDED      ENDED       ENDED     1998(1) TO
                                                             2001        MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,
                                                          (UNAUDITED)     2001(6)      2000     1999(2)      1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $         8.71         10.82      11.59      11.68       12.72       12.70
 Income (loss) from investment operations:
 Net investment income                              $         0.46          0.83       1.20       0.30        1.16        0.01
 Net realized and unrealized gains (loss) on
 investments                                        $        -1.27         -2.07      -0.76      -0.11       -1.01        0.01
 Total from investment operations                   $        -0.81         -1.24       0.44       0.19        0.15        0.02
 Less distributions from:
 Net investment income                              $         0.56          0.87       1.21       0.28        1.19          --
 Total distributions                                $         0.56          0.87       1.21       0.28        1.19          --
 Net asset value, end of period                     $         7.34          8.71      10.82      11.59       11.68       12.72
 TOTAL RETURN(3):                                   %        -9.68        -11.80       4.04       1.63        1.40        0.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $        2,425         3,041      6,882      3,229       6,502         567
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %         1.00          1.00       1.08       0.90        0.87        0.97
 Gross expenses prior to expense reimbursement(4)   %         1.16          1.22       1.27       1.17        1.28        0.97
 Net investment income after expense
 reimbursement(4)(5)                                %        11.39         11.28      10.73       9.88       10.01        7.53
 Portfolio turnover rate                            %           50           113        113         44         242         484

--------------------------------------------------------------------------------

(1) The Fund commenced operations on March 27, 1998.

(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses

(6) The Fund changed its fiscal year end to March 31.

 26      ING High Yield Opportunity

FINANCIAL HIGHLIGHTS                                   ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended September 30, 2001 is unaudited.

                                                                     SIX MONTHS       NINE                  THREE
                                                                        ENDED        MONTHS       YEAR      MONTHS     JULY 27
                                                                    SEPTEMBER 30,     ENDED      ENDED      ENDED     1998(1) TO
                                                                        2001        MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                                     (UNAUDITED)     2001(6)      2000     1999(2)       1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        11.18         11.45      11.99      12.26       12.43
 Income from investment operations:
 Net investment income                                         $         0.42          0.50       0.94       0.25        0.48
 Net realized and unrealized loss on investments               $        -0.40         -0.17      -0.54      -0.38       -0.04
 Total from investment operations                              $         0.02          0.33       0.40      -0.13        0.44
 Less distributions from:
 Net investment income                                         $         0.39          0.60       0.94       0.14        0.50
 Net realized gains on investments                             $           --            --         --         --        0.11
 Total distributions                                           $         0.39          0.60       0.94       0.14        0.61
 Net asset value, end of period                                $        10.81         11.18      11.45      11.99       12.26
 TOTAL RETURN(3):                                              %         0.22          3.00       3.55       1.16        5.78
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          302           236        228        171         314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %         0.77          1.00       0.86       0.71        0.69
 Gross expenses prior to expense reimbursement(4)              %         1.16          2.06       2.54       1.37        1.74
 Net investment income (loss) after expense
 reimbursement(4)(5)                                           %         7.78          7.17       7.79       6.07        6.03
 Portfolio turnover rate                                       %           72           132        168         69         274

--------------------------------------------------------------------------------

(1) The Fund commenced operations on July 27, 1998.

(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

(6) The Fund changed its fiscal year end to March 31.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Strategic Income Fund       27

In addition to the Funds offered in this prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING International Fund
ING International Core Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING MidCap Growth Fund
ING SmallCap Opportunities Fund
ING SmallCap Growth Fund
ING Research Enhanced Index Fund

DOMESTIC EQUITY VALUE FUNDS
ING Large Company Value Fund
ING MagnaCap Fund
ING SmallCap Value Fund
ING MidCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Equity and Income Fund
ING Convertible Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Investment Funds, Inc.           811-1939
  ING High Yield Fund
ING Mutual Funds                     811-7428
  ING High Yield Opportunity Fund
  ING Strategic Income Fund
ING GNMA Income Fund, Inc.           811-2401

            [ING FUNDS LOGO]           INQPROS030102-030102

       PROSPECTUS

(PHOTO OF ABACUS)

       March 1, 2002

       Class I

                                                 INSTITUTIONAL CLASS SHARES

                                                 INTERNATIONAL EQUITY FUNDS


                                                 ING International Fund
                                                 ING International Value Fund


                                                 GLOBAL EQUITY FUND

                                                 ING Global Technology Fund

                                                 DOMESTIC EQUITY
                                                 GROWTH FUNDS
                                                 ING Growth Opportunities Fund
                                                 ING LargeCap Growth Fund
                                                 ING MidCap Opportunities Fund
                                                 ING SmallCap Opportunities Fund
                                                 ING Research Enhanced Index
                                                 Fund

                                                 DOMESTIC EQUITY
                                                 VALUE FUNDS
                                                 ING Large Company Value Fund
                                                 ING MagnaCap Fund

                                                 FIXED INCOME FUNDS
                                                 ING GNMA Income Fund
                                                 ING Intermediate Bond Fund
                                                 ING Classic Money Market Fund


       This Prospectus contains
       important information about
       investing in the Class I shares
       of the ING Funds. You should read
       it carefully before you invest,
       and keep it for future reference.
       Please note that your investment:
       is not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the Federal
       Reserve Board or any other
       government agency and is affected
       by market fluctuations. There is
       no guarantee that the Funds will
       achieve their objectives. As with
       all mutual funds, the U.S.
       Securities and Exchange
       Commission (SEC) has not approved
       or disapproved these securities
       nor has the SEC judged whether
       the information in this
       Prospectus is accurate or
       adequate. Any representation to
       the contrary is a criminal
       offense.



                                                          [ING FUNDS LOGO]

                                             (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
          RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




This Prospectus describes each Fund's objective, investment strategy, and risks.


You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    FUNDS AT A GLANCE                                        2
    INTERNATIONAL EQUITY FUNDS
    ING International Fund                                   4
    ING International Value Fund                             6
    GLOBAL EQUITY FUND
    ING Global Technology Fund                               8
    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Opportunities Fund                           10
    ING LargeCap Growth Fund                                12
    ING MidCap Opportunities Fund                           14
    ING SmallCap Opportunities Fund                         16
    ING Research Enhanced Index Fund                        18
    DOMESTIC EQUITY VALUE FUNDS
    ING Large Company Value Fund                            20
    ING MagnaCap Fund                                       22
    FIXED INCOME FUNDS
    ING GNMA Income Fund                                    24
    ING Intermediate Bond Fund                              26
    ING Classic Money Market Fund                           28


    WHAT YOU PAY TO INVEST                                  30
    SHAREHOLDER GUIDE                                       32
    MANAGEMENT OF THE FUNDS                                 36
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      39
    MORE INFORMATION ABOUT RISKS                            40
    FINANCIAL HIGHLIGHTS                                    43
    WHERE TO GO FOR MORE INFORMATION                Back cover

FUNDS AT A GLANCE
--------------------------------------------------------------------------------


          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.



                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     International Fund                                     Long-term growth of capital
FUNDS             Adviser: ING Investments, LLC

                  International Value Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

GLOBAL            Global Technology Fund                                 Long-term capital appreciation
EQUITY FUND       Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Advisors
                  B.V.


DOMESTIC          Growth Opportunities Fund                              Long-term growth of capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS
                  LargeCap Growth Fund                                   Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  MidCap Opportunities Fund                              Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  SmallCap Opportunities Fund                            Capital appreciation
                  Adviser: ING Investments, LLC

                  Research Enhanced Index Fund                           Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Large Company Value Fund                               Long-term capital
EQUITY VALUE      Adviser: ING Investments, LLC                          appreciation, with income as a
FUNDS                                                                    secondary objective

                  MagnaCap Fund                                          Growth of capital, with
                  Adviser: ING Investments, LLC                          dividend income as a secondary
                                                                         consideration


FIXED INCOME      GNMA Income Fund                                       High current income,
FUNDS             Adviser: ING Investments, LLC                          consistent with liquidity and
                                                                         safety of principal

                  Intermediate Bond Fund                                 High current income,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management LLC             preservation of capital and
                                                                         liquidity

                  ING Classic Money Market Fund                          High current income,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management LLC             preservation of capital and
                                                                         liquidity

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international, political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.


Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in foreign equities. Sensitive to currency
their long-term value.                                    exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of technology companies located         Price volatility and risks related to investments in equity
throughout the world, including the United States.        securities. Products and services of companies engaged in
                                                          the technology sector are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances.


Equity securities of large, medium, and small U.S.        Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in growth-oriented equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth-oriented equity securities.


Equity securities of medium-sized U.S. companies          Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          medium-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities of small-sized companies believed       Price volatility and other risks that accompany an
to have growth potential.                                 investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities of large companies that make up         Price volatility and other risks that accompany an
the S&P 500 Index.                                        investment in equity securities.


Equity securities of large, U.S. companies believed       Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


Equity securities that meet disciplined valuation         Price volatility and other risks that accompany an
criteria designed to identify companies capable of        investment in equity securities.
paying rising dividends have increased their
dividends over the last decade.


Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government and certain of        mortgage-related investments. Generally has less credit risk
its agencies or instrumentalities.                        than other income funds.


Investment grade debt securities with a minimum           Credit, interest rate, prepayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit during economic downturns.
ranging between three and ten years.


High quality, U.S. dollar-denominated short-term          Credit, interest rate and other risks that accompany an
debt securities.                                          investment in short- term debt securities.

                                                                         ADVISER
ING INTERNATIONAL FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.



The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or may not favor equities at all.


DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 4      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]


  1992      1993      1994    1995    1996     1997    1998      1999     2000      2001
  -----   --------    ----    ----    -----    ----    -----    ------    -----    ------
                      5.87    5.77    13.46    1.56    19.02     47.50    -8.30    -20.27


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.



(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  27.01%


                           3rd quarter 2001: -13.08%

           Fund's year-to-date total return as of December 31, 2001:

                                    -20.27%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                     5 YEARS               10 YEARS
                                                                       1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                   %     -24.84          4.27                  5.78
Class A Return After Taxes on Distributions(3)                   %     -24.84          0.92                  2.90
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                      %     -15.13          2.46                  3.69
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                      %     -21.21          1.17                  3.91(5)


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.


(2) Class A commenced operations on January 3, 1994. Class I commenced operations on January 2, 2002.


(3) Reflects deduction of sales charge of 5.75%.


(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.



(5) Index return is for the period beginning January 1, 1994.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING International Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING INTERNATIONAL VALUE FUND                                                L.P.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of value investing by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and global depositary receipts, as well as convertible securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:

- 20% of its assets in any one country or industry, or,


- 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.



PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 6      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]

1992   1993     1994     1995     1996     1997     1998     1999     2000     2001
----   -----    -----    -----    -----    -----    -----    -----    ----    ------
                                  15.23    17.86    13.46    51.49    1.89    -13.33


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares were first offered in 2001, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.


            Best and worst quarterly performance during this period:


                           4th quarter 1999:  24.50%


                           3rd  quarter 1998: -14.73%


           Fund's year-to-date total return as of December 31, 2001:


                                    -13.33%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.





                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                  %  -18.31         11.01                  12.08
Class A Return After Taxes on Distributions(3)                  %  -18.91          9.24                  10.65
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -10.90          8.59                   9.71
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %  -21.21          1.17                   4.04(5)


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.

(2) Class A commenced operations on March 6, 1995. Class I commenced operations on June 18, 2001.

(3) Reflects deduction of sales charge of 5.75%.


(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.



(5) Index return is for the period beginning March 1, 1995.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING International Value Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                       ING Investment Management
ING GLOBAL TECHNOLOGY FUND                                         Advisors B.V.
--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


The Fund seeks to provide investors with long-term capital appreciation.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


The Fund invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities (preferred stock, warrants and convertible securities) of U.S. and non-U.S. technology companies. The Fund may invest in large-, mid- and small-sized companies.



For purposes of the Fund's investment strategy, technology companies are companies with businesses in or related to technology or technology services, or that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the following areas: internet activities, including internet related hardware, software, infrastructure and networking equipment; media and entertainment businesses, including radio, television, satellite and cable television, broadcasting and media content; telecommunications and communications, including the design, manufacture or operation of telecommunications services and equipment, voice, data, wireless, paging and electronic components; computer businesses, including hardware, software, semiconductors, semiconductor capital equipment and server hardware producers; e-commerce businesses, including equipment and communications activities such as electronic mail, data processing, information systems, networking, office automation and on-line services; and companies involved in the distribution, servicing, research and development of these businesses.



The Sub-Adviser seeks to combine broad industry analysis and "bottom-up" company analysis to identify the stocks of companies that it believes will become tomorrow's technology leaders. In choosing investments for the Fund, the Sub-Adviser attempts to identify themes that highlight industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from selected investment themes, and assesses a company's fundamental prospects. It is likely that a portion of the Fund's holdings will be invested in newly issued securities acquired in initial public offerings or on the secondary market.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


TECHNOLOGY RISK -- Technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the technology industry are subject to relative high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.



SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.



INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


 8      ING Global Technology Fund

                                                      ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]

    1992        1993        1994        1995        1996        1997        1998       1999      2000      2001
  --------    --------    --------    --------    --------    --------    --------    ------    ------    ------
                                                                                      140.15    -29.01    -45.50



(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.



            Best and worst quarterly performance during this period:


                           4th quarter 1999:  78.51%


                           3rd  quarter 2001: -44.94%


         The Fund's year-to-date total return as of December 31, 2001:


                                    -45.50%



                        AVERAGE ANNUAL TOTAL RETURNS(1)


                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)



The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Goldman Sachs Technology Industry Composite Index and the MSCI World Information Technology Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %  -48.65            0.06                  N/A
Class A Return After Taxes on Distributions(3)                  %  -48.97           -3.55                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -29.35            1.11                  N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(4)                    %  -28.69           -0.92(5)               N/A
MSCI World Information Technology Index (reflects no
deduction for fees, expenses or taxes)(6)(7)                    %  -29.73(8)           N/A                 N/A



(1)This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.



(2)Class A commenced operations on December 15, 1998. Class I commenced operations on January 2, 2002.



(3)Reflects deduction of sales charge of 5.75%.



(4)The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.



(5)Index return is for the period beginning December 1, 1998.



(6)Effective March 1, 2002, the Fund's strategy was revised to expand the range of technology companies in which the Fund can invest.



(7)The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of information technology stocks from around the world.



(8)Index return is for the period beginning December 29, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Global Technology Fund       9

                                                                         ADVISER
ING GROWTH OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term growth of capital.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio managers believe have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.


The portfolio managers use a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 10      ING Growth Opportunities Fund

                                                   ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


                             [TOTAL RETURNS GRAPH]

  1992       1993        1994        1995        1996        1997        1998      1999      2000      2001
  -----    --------    --------    --------    --------    --------    --------    -----    ------    ------
                                                                          24.06    93.86    -18.74    -41.73


(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  39.11%


                           1st quarter 2001: -31.25%

           Fund's year-to-date total return as of December 31, 2001:

                                    -41.73%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -41.73            7.57                  N/A
Class I Return After Taxes on Distributions                     %  -41.73            4.58                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -25.41            6.11                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -11.88           10.67(3)               N/A


(1) Class I commenced operations on March 31, 1997.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(3) Index return is for the period beginning April 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Growth Opportunities Fund       11

                                                                         ADVISER
ING LARGECAP GROWTH FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund normally invests in companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock and warrants. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of December 31, 2001, this meant market capitalizations in the range of $8.1 billion to $398 billion. The capitalization of companies in the S&P 500 Index will change with market conditions.



The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers use both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 12      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999      2000      2001
  -----    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                                        59.45    96.41    -19.12    -38.42


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

            Best and worst quarterly performance during this period:

                           4th quarter 1999:  45.04%


                           1st quarter 2001: -27.94%

           Fund's year-to-date total return as of December 31, 2001:

                                    -38.42%



                        AVERAGE ANNUAL TOTAL RETURNS(1)


                   (For the periods ended December 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %  -41.97            10.84                 N/A
Class A Return After Taxes on Distributions(3)                  %  -41.98            10.34                 N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(3)                                                       %  -25.56             8.77                 N/A
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(4)                                           %  -20.42             3.08(5)              N/A
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(6)                                                       %  -11.88             5.69(5)              N/A


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.


(2) Class A commenced operations on July 21, 1997. Class I commenced operations on January 2, 2002.


(3) Reflects deduction of sales charge of 5.75%.

(4) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.


(5)Index return is for the period beginning August 1, 1997.



(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING LargeCap Growth Fund       13

                                                                         ADVISER
ING MIDCAP OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund invests in companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). As of December 31, 2001, the market capitalization of companies in the S&P MidCap 400 Index ranged from $225 million to $10.5 billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.



The portfolio managers use a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.

 14      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


                             [TOTAL RETURNS GRAPH]




  1992     1993     1994     1995     1996     1997     1998      1999     2000     2001
  -----    -----    -----    -----    -----    -----    -----    ------    ----    ------
                                                                 103.19    0.08    -36.81


(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:

                            4th quarter 1999: 45.04%


                           3rd quarter 2001: -30.43%

           Fund's year-to-date total return as of December 31, 2001:

                                    -36.81%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -36.81           16.42                  N/A
Class I Return After Taxes on Distributions                     %  -36.81           12.71                  N/A
Class I Return After Taxes on Distributions and Sale of Fund    %  -22.42           12.26                  N/A
  Shares
S&P MidCap 400 (reflects no deduction for fees, expenses or     %   -0.61           20.81(3)               N/A
  taxes)(2)


(1) Class I commenced operations on August 20, 1998.

(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.


(3) Index return is for the period beginning September 1, 1998.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       15

                                                                         ADVISER
ING SMALLCAP OPPORTUNITIES FUND                             ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund normally invests in companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 Index changes. The market capitalization of companies held by the Fund as of December 31, 2001 ranged from $180 million to $3.1 billion.



The portfolio manager uses a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.


The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.


The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.

 16      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


                             [TOTAL RETURNS GRAPH]




        1992             1993        1994        1995        1996        1997        1998        1999        2000       2001
---------------------  --------    --------    --------    --------    --------    --------    --------    --------    ------
                                                                                                              -5.21    -33.91



(1) These figures are for the year ended December 31 of each year.


            Best and worst quarterly performance during this period:

                           4th quarter 2001:  17.06%


                           3rd quarter 2001: -30.21%

           Fund's year-to-date total return as of December 31, 2001:

                                    -33.91%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -33.91             13.25                   N/A
Class I Return After Taxes on Distributions                     %   -34.35              8.05                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -20.27              9.00                   N/A
Russell 2000 Index (reflects no deduction for fees, expenses
  or taxes)(2)                                                  %     2.49              9.21(3)                N/A


(1) Class I commenced operations on April 1, 1999.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(3) Index return is since inception date of Class I.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING RESEARCH ENHANCED INDEX FUND                                            Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



In managing the Fund, the portfolio managers attempt to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that they believe will outperform the index, and underweighting (or avoiding altogether) those stocks that they believe will underperform the index. In determining stock weightings, the portfolio managers use internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the portfolio managers generally include in the Fund approximately 400 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the portfolio managers expect that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.


The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index options and futures on the S&P 500 Index).

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.


MARKET TRENDS -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

 18      ING Research Enhanced Index Fund

                                                ING RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


                             [TOTAL RETURNS GRAPH]

  1992      1993        1994        1995        1996        1997        1998        1999       2000      2001
--------  --------    --------    --------    --------    --------    --------    --------    ------    ------
                                                                                     18.99    -11.83    -12.07


(1) These figures are for the year ended December 31 of each year.

(2) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.


            Best and worst quarterly performance during this period:

                           4th quarter 1999:  12.47%


                           3rd quarter 2001: -13.51%

   Fund's year-to-date total return as of December 31, 2001:

                                  -12.07%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -12.07           -2.64                  N/A
Class I Return After Taxes on Distributions                     %  -12.07           -2.80                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -7.35           -2.16                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -11.88           -1.03(3)               N/A


(1) Class I commenced operations on December 30, 1998.

(2) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


(3) Index return is for the period beginning January 1, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING Research Enhanced Index Fund       19

                                                                         ADVISER
ING LARGE COMPANY VALUE FUND                                ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund normally invests in companies that the Adviser considers to be undervalued compared to the overall stock market. The Adviser considers large companies to consist of the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow, or earnings, or the 1000 largest companies, as measured by equity market capitalization. Within this universe of large, well-established companies, the Adviser will use a disciplined value approach to select investments that the Adviser considers to be undervalued compared to the overall stock market. The Adviser also analyzes candidates for investment for some catalyst or vector of change that may spark an increase in the share price.


The Fund may invest the remaining 20% of its assets in other types of securities, including foreign securities and smaller companies. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs). To the degree that the Fund invests assets in non-U.S. securities, it may hedge the currency risk of these holdings with the use of forward contracts, or options on currencies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities including bonds, notes, debentures, and short-term investments.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

CHANGES IN INTEREST RATES -- the value of the Fund's convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns to the Fund.


EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.


 20      ING Large Company Value Fund

                                                    ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999     2000      2001
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
  12.36    13.22    -3.11    22.57    26.46    30.36    21.42    15.54    -3.13    -14.06


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.


(4)Effective March 1, 2002, the Fund changed its name to Large Company Value Fund. Prior to that date, the name of the Fund was "Pilgrim Growth and Income Fund."


            Best and worst quarterly performance during this period:

                           4th quarter 1998:  21.95%


                           3rd  quarter 2001: -15.48%

           Fund's year-to-date total return as of December 31, 2001:

                                    -14.06%



                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)    (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -18.99          7.49                 10.61
Class A Return After Taxes on Distributions(2)                  %  -19.34          4.59                  7.33
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -11.24          5.85                  7.76
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  -11.88         10.70                 12.94


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) above to the bar chart.


(2) Reflects deduction of sales charge of 5.75%.



(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Large Company Value Fund       21

                                                                         ADVISER
ING MAGNACAP FUND                                           ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks growth of capital, with dividend income as a secondary consideration.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives are established companies that meet disciplined valuation criteria and have the financial ability to have increased their dividends over the last decade. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that meet the following criteria:

ATTRACTIVE VALUATION CHARACTERISTICS -- Companies with market capitalizations above $2 billion are screened for relatively attractive valuation characteristics. Multiple valuation measures may be considered including: price to earnings ratios; price to book value ratios; price to cash flow ratios; price to sales ratios; and enterprise value to earnings before interest, taxes, depreciation and amortization. Companies selling at low valuations compared to their expected growth rates will also be considered.

DIVIDENDS -- A company must have increased its dividends or had the financial capability to have increased its dividends over the past 10 years.

BALANCE SHEET STRENGTH -- A company's long term debt is rated investment grade by at least one nationally recognized rating agency.

Candidates for investment are also analyzed for some catalyst or vector of change that may spark an increase in share price.

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally, the Fund's investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, earnings, or assets. The remainder of the Fund's assets may be invested in equity securities that the Adviser believes have growth potential because they represent an attractive value, but which may not meet the above criteria. The Fund's investments may focus on particular sectors depending on the adviser's perception of the market environment.

Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.



CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

 22      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]

  1992     1993    1994    1995    1996     1997     1998     1999     2000      2001
  -----    ----    ----    ----    -----    -----    -----    -----    -----    ------
  8.02     9.25    4.15    35.22   18.51    27.73    16.09    12.20     1.23    -14.46


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.


            Best and worst quarterly performance during this period:

                           4th quarter 1998:  18.93%


                           3rd  quarter 2001: -14.45%

           Fund's year-to-date total return as of December 31, 2001:

                                    -14.46%



                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)    (OR LIFE OF CLASS)
                                                                   ------   ------------------   --------------------
Class A Return Before Taxes(3)                                  %  -18.05          7.41                 10.99
Class A Return After Taxes on Distributions(3)                  %  -22.06          1.98                  7.33
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -9.45           4.30                  7.89
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %  -11.88         10.70                 12.94


(1) This table shows the performance of Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.


(2)Class I commenced operations on January 2, 2002.



(3) Reflects a sales charge of 5.75%.



(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       23

                                                                         ADVISER
ING GNMA INCOME FUND                                        ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET]
The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the United States Government.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PREPAYMENT RISK -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.


CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.


EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.


 24      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]




1992   1993    1994     1995     1996     1997    1998     1999    2000    2001
----   ----    -----    -----    -----    ----    -----    ----    ----    -----
5.19   8.06    -2.07    15.91     5.71    10.20    7.52    0.58    10.36    8.65


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund, and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:

                            1st quarter 1995:  5.50%


                            1st quarter 1994: -2.42%

           Fund's year-to-date total return as of December 31, 2001:

                                     8.65%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)    (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   3.48           6.37                  6.38
Class A Return After Taxes on Distributions(2)                  %   1.24           3.93                  3.77
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   2.08           3.85                  3.77
Lehman Brothers Mortgage-Backed Securities Index(3)
  (reflects no deduction for fees, expenses or taxes)           %   8.22           7.49                  7.10


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to bar chart above.


(2) Reflects deduction of sales charge of 4.75%.



(3) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 523 mortgage-backed securities with an average yield of 6.32%. The average coupon of the index is 6.73%.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING GNMA Income Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERMEDIATE BOND FUND                         ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of bonds including but not limited to corporate, government and mortgage bonds which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.



The Fund may invest the remainder of its assets in: convertible securities and preferred stocks; U.S. Government securities; securities of foreign governments and supranational organizations; and high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.


In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provide above-average returns. The five steps are:

- First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.

- Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.

- Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.

- Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

- Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.


CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

SPREAD RISK -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.


CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.


PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.


RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions: a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment.

 26      ING Intermediate Bond Fund

                                                      ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                             [TOTAL RETURNS GRAPH]




1992        1993        1994        1995        1996        1997        1998        1999      2000     2001
----      --------    --------    --------    --------    --------    --------    --------    -----    -----
                                                                                     -0.94    11.59    15.18



(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.



            Best and worst quarterly performance during this period:


                             1st quarter 2001: 6.14%


                            2nd quarter 1999: -1.85%


           Fund's year-to-date total return as of December 31, 2001:


                                     15.18%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)    (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %   9.68            6.49                      N/A
Class A Return After Taxes on Distributions(3)                  %   4.66            3.20                      N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(3)                                                       %   5.83            3.51                      N/A
Lehman Brothers Aggregate Bond Index (reflects no deduction
for fees, expenses or taxes)(4)                                 %   8.44            6.21(5)                   N/A


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.


(2) Class A commenced operations on December 15, 1998.


(3) Reflects deduction of sales charge of 4.75%.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.


(5) Index return is for the period beginning December 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING CLASSIC MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund will operate as a diversified fund and invests in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.


Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund invests in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium-term notes, and other promissory notes, including floating and variable rate obligations, and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements.
The four steps are:

- First, a formal list of high-quality issuers is actively maintained;

- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


CHANGES IN INTEREST RATES -- money market funds (like the Fund) are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.



CREDIT RISK -- money market funds (like the Fund) are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.



U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.


RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).


RISKS OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.


 28      ING Classic Money Market Fund

                                                   ING CLASSIC MONEY MARKET FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


                             [TOTAL RETURNS GRAPH]




1992                     1993        1994        1995        1996        1997        1998        1999        2000      2001
----                   --------    --------    --------    --------    --------    --------    --------    --------    ----
                                                                                                               6.34    4.44



(1) These figures are for the year ended December 31 of each year.


(2)Effective March 1, 2002, the Fund changed its name to Classic Money Market Fund. Prior to that date, the name of the Fund was "ING Pilgrim Money Market Fund."


            Best and worst quarterly performance during this period:

                            3rd quarter 2000: 1.64%


                            3rd quarter 2001: 0.82%


                          AVERAGE ANNUAL TOTAL RETURNS


The following performance table discloses the Fund's average annual total returns, for the periods ended December 31, 2001.



                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)
Class I                                                         %   4.44            5.40                    N/A


(1) Class I commenced operations on October 13, 1999.


The Fund's seven-day yield as of December 31, 2001 for the Class I shares was 3.80%. The seven-day yield is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.



The Fund's seven-day effective yield as of December 31, 2001 for the Class I shares was 3.87%. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.


For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Classic Money Market Fund       29

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT
  (AS A % OF OFFERING PRICE)                                     none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I


                                   DISTRIBUTION
                                       AND                                  TOTAL
                                     SERVICE                                FUND             WAIVERS
                    MANAGEMENT       (12b-1)              OTHER           OPERATING            AND                NET
FUND                   FEE             FEES             EXPENSES          EXPENSES      REIMBURSEMENTS(3)      EXPENSES
-------------------------------------------------------------------------------------------------------------------------
 International(7)     1.00%            --                 1.00(4)(5)        2.00(5)              --              2.00(5)
 International
    Value              1.00            --                 0.24(4)           1.24                 --              1.24
 Global
    Technology         1.25            --                 0.50(4)(6)        1.75(6)           -0.05              1.70(6)
 Growth
    Opportunities      0.95            --                 0.36(4)           1.31                 --              1.31
 LargeCap
    Growth(7)          0.73            --                 0.31(4)(8)        1.04(8)              --              1.04(8)
 MidCap
    Opportunities(7)    1.00           --                 0.43(4)(9)        1.43(9)           -0.23              1.20(9)
 SmallCap
    Opportunities(7)    1.00           --                 0.28(4)(10)       1.28(10)             --              1.28(10)
 Research
  Enhanced
    Index              0.70            --                 0.34(4)           1.04                 --              1.04
 Large
   Company
  Value(7)             0.63            --                 0.36(4)(11)       0.99(11)             --              0.99(11)
 MagnaCap(7)           0.72            --                 0.17(12)          0.89(12)             --              0.89(12)
 GNMA
    Income(7)          0.52            --                 0.30(4)(13)       0.82(13)             --              0.82(13)
 Intermediate
    Bond               0.50            --                 0.58(4)           1.08              -0.18              0.90
 Classic
    Money
    Market             0.25            --                 0.30(4)           0.55              -0.24              0.31


--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year.


(2) Because Class I shares are new for International, Global Technology, LargeCap Growth, Large Company Value, MagnaCap, Intermediate Bond and GNMA Income Funds, expenses are estimated based on Class A expenses and contractual expenses negotiated with respect to Class I.



(3) ING Investments, LLC (ING) has entered into a written expense limitation agreement with ING Classic Money Market, Global Technology, MidCap Opportunities, GNMA Income and Intermediate Bond Funds under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year is shown under the heading Waivers and Reimbursements. For MidCap Opportunities, the amount shown in the column "Waivers and Reimbursements" is the amount proposed to be waived under the Fund's expense limitation agreement. For GNMA Income, the expense limit will continue through at least July 26, 2002. For Global Technology Fund the expense limit will continue through at least October 31, 2003. For MidCap Opportunities Fund, the expense limit will continue through at least January 1, 2004. For Classic Money Market and Intermediate Bond Funds the expense limit will continue through at least March 31, 2003. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current terms or upon termination of the investment management agreement.



(4) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.



(5)Excludes one-time merger fees of 0.04% incurred in connection with the merger of another investment company into International Fund.



(6)Excludes one-time merger fees of 0.07% incurred in connection with the merger of another investment company into Global Technology Fund.



(7) Effective February 23, 2001 and March 23, 2001, certain Funds merged with International, MagnaCap, Large Company Value, LargeCap Growth, MidCap Opportunities, SmallCap Opportunities and GNMA Income Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.



(8)Excludes one-time merger fees of 0.01% incurred in connection with the merger of another investment company into LargeCap Growth Fund.



(9)Excludes one-time merger fees of 0.09% incurred in connection with the merger of another investment company into MidCap Opportunities Fund.



(10)Excludes one-time merger fees of 0.03% incurred in connection with the merger of another investment company into SmallCap Opportunities Fund.



(11)Excludes one-time merger fees of 0.06% incurred in connection with the merger of another investment company into Large Company Value Fund.



(12) Excludes one-time merger fees of 0.01% incurred in connection with the merger of another investment company into MagnaCap Fund.



(13) Excludes one-time merger fees of 0.04% incurred in connection with the merger of another investment company into GNMA Income Fund.


 30      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


                                                                        1           3           5           10
FUND                                                                   YEAR       YEARS       YEARS       YEARS
-----------------------------------------------------------------------------------------------------------------
 International                                                  $       203        627        1,078       2,327
 International Value                                            $       126        393          681       1,500
 Global Technology                                              $       178        551          949       2,062
 Growth Opportunities                                           $       133        415          718       1,579
 LargeCap Growth                                                $       106        331          574       1,271
 MidCap Opportunities                                           $       122        406          737       1,672
 SmallCap Opportunities                                         $       130        406          702       1,545
 Research Enhanced Index                                        $       106        331          574       1,271
 Large Company Value                                            $       101        315          547       1,213
 MagnaCap                                                       $        91        284          493       1,096
 GNMA Income                                                    $        84        262          455       1,014
 Intermediate Bond                                              $       110        343          595       1,317
 Classic Money Market                                           $        56        176          307         689
-----------------------------------------------------------------------------------------------------------------


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       31

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Group; and (iv) ING Group and its affiliates for purposes of corporate cash management.

- The minimum amount of each Class I investment after your first one is $100,000.

- We record most shares on our books electronically. We will issue a certificate if you ask us in writing, however most of our shareholders prefer not to have their shares in certificate form because certified shares can't be sold or exchanged by telephone.

- We have the right to refuse a request to buy shares.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the Fund and mail
                    completed Application.   them to the address on
                    Please indicate your     the account statement.
                    investment               Remember to write your
                    professional on the      account number on the
                    New Account              check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to:
                    -------------------
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 32      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


You may redeem shares using the table on the right:

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.




        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.
 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.
 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call the Shareholder
                          Services Representative at (800)
                          992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class I of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


The ING Classic Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.


PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange before exchanging your shares.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be

 34      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.


SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       35

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------


ING INVESTMENTS, LLC (ING), formerly, ING Pilgrim Investments, LLC (ING Pilgrim) an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

Prior to April 30, 2001, ING Mutual Funds Management Co. LLC (IMFC) served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING, merged with ING.


As of December 31, 2001, ING managed over $17.6 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                          ADVISORY
FUND                                                        FEE
----                                                      --------
International                                               1.00%
International Value                                         1.00
Global Technology                                           1.25
Growth Opportunities                                        0.95
LargeCap Growth                                             0.73
MidCap Opportunities                                        1.00
SmallCap Opportunities                                      1.00
Research Enhanced Index                                     0.70
Large Company Value                                         0.63
MagnaCap                                                    0.72
GNMA Income                                                 0.52
Intermediate Bond                                           0.50
Classic Money Market                                        0.25

ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

GROWTH OPPORTUNITIES FUND, MIDCAP
OPPORTUNITIES FUND AND LARGECAP GROWTH FUND

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund and MidCap Opportunities Fund.


Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998, Growth Opportunities Fund since November 1998, and LargeCap Growth Fund since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.



Jeffrey Bernstein, Senior Vice President of ING, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since November 1998. Mr. Bernstein has served as Co-Portfolio Manager of LargeCap Growth Fund since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.


SMALLCAP OPPORTUNITIES FUND

Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998.

INTERNATIONAL FUND


Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1996. From 1986 until July 2000 he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).



Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1996. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.


GNMA INCOME FUND

The following individuals share responsibility for the day-to-day management of the GNMA Income Fund:


Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.


 36      Management of the Funds

ADVISER AND SUB-ADVISER                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


Roseann G. McCarthy, Assistant Vice President of ING, has served as co-manager of GNMA Income Fund since May 1999. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.


LARGE COMPANY VALUE FUND


Thomas Jackson, Senior Vice President and Senior Portfolio Manager for Value Equity Strategies at ING, has served as Portfolio Manager of Large Company Value Fund since June 2001. Prior to joining ING Pilgrim in June 2001, Mr. Jackson was a Managing Director at Prudential Investments (April 1990 through December
2000). Prior to April 1990, Mr. Jackson was Co-Chief Investment Officer and Managing Director at Century Capital Associates and Red Oak Advisors Inc.


MAGNACAP FUND

Thomas Jackson, whose background is described above, has served as Portfolio Manager of MagnaCap Fund since June 2001.


Howard Kornblue, Senior Vice President, Senior Portfolio Manager and Director of Value Strategies for ING has served as Auxiliary Portfolio Manager of the MagnaCap Fund since June 2001. Mr. Kornblue served as Portfolio Manager of MagnaCap Fund from 1989 until January 2001.


SUB-ADVISERS


For the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.


INTERNATIONAL VALUE FUND

BRANDES INVESTMENT PARTNERS, L.P.


Founded in 1974, Brandes Investment Partners, L.P. (Brandes) is an investment advisory firm and currently with 56 investment professionals who manage more than $62 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high-quality, under-valued stocks.



Brandes is the investment sub-adviser to ING International Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.


GLOBAL TECHNOLOGY FUND

ING INVESTMENT MANAGEMENT ADVISORS B.V.


ING Investment Management Advisors B.V. (IIMA) serves as Sub-Adviser to the Global Technology Fund. IIMA is located at Schenkkade 65, 2595 AS The Hague, The Netherlands. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Group. IIMA operates under the collective management of ING Investment Management which had assets under management of $104 billion as of December 31, 2001.



Guy Uding has primary responsibility for managing the Fund and heads a three member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995 and has five years of investment experience.



Daniel Hayes is a member of the team that manages the Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience.



Tycho Van Wijk is a member of the team that manages the Fund. Mr. Van Wijk has been employed by IIMA and its affiliates since 1998 and has 4 years of investment experience.


CLASSIC MONEY MARKET FUND AND INTERMEDIATE
BOND FUND

ING INVESTMENT MANAGEMENT LLC


ING Investment Management LLC (IIM) serves as Sub-Adviser to the Classic Money Market Fund and the Intermediate Bond Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of December 31, 2001, were valued at $78.4 billion. IIM also advises other registered investment companies.


James B. Kauffmann has primary responsibility for managing the Intermediate Bond Fund. Mr. Kauffmann joined IIM in 1996 and has over 14 years of investment experience. Prior to joining IIM, he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


Jennifer J. Thompson has primary responsibility for managing the Classic Money Market Fund. Ms. Thompson joined IIM in 1998 and has over nine years of investment experience. Prior to joining IIM, she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Management. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       37

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

RESEARCH ENHANCED INDEX FUND

AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc., (Aeltus) serves as Sub-Adviser to the Research Enhanced Index Fund. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of December 31, 2001, Aeltus managed over $41.8 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.



Hugh T. M. Whelan and Douglas E. Cote share the responsibility for the day-to-day management of the Research Enhanced Index Fund.


Mr. Whelan has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, he has served as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities since 1994.


Mr. Cote has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.



 38      Management of the Funds

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. The Money Market Fund and Intermediate Bond Fund declare dividends daily. Each Fund pays dividends if any, as follows:


ANNUALLY(1)           SEMI-ANNUALLY(2)     MONTHLY
-----------           ----------------     -------
Research Enhanced     MagnaCap             Classic Money Market
 Index                Large Company Value  GNMA Income
Growth                                     Intermediate Bond
 Opportunities
LargeCap Growth
International Value
International
Global Technology
MidCap
 Opportunities
SmallCap
 Opportunities


(1) Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist of ordinary income.


Capital gains, if any, are distributed annually.


DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Class.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss (except the Classic Money Market Fund), which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       39

MORE INFORMATION ABOUT RISKS
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All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT RESEARCH ENHANCED INDEX, MAGNACAP, AND LARGECAP GROWTH). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


U.S. GOVERNMENT SECURITIES (GNMA INCOME, INTERMEDIATE BOND AND CLASSIC MONEY MARKET FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT RESEARCH ENHANCED INDEX, LARGECAP GROWTH, MIDCAP OPPORTUNITIES, SMALLCAP OPPORTUNITIES, GROWTH OPPORTUNITIES, GNMA INCOME AND CLASSIC MONEY MARKET FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


CORPORATE DEBT SECURITIES (LARGE COMPANY VALUE, MAGNACAP, INTERMEDIATE BOND, GNMA INCOME, CLASSIC MONEY MARKET AND INTERNATIONAL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



OTHER INVESTMENT COMPANIES (INTERNATIONAL, INTERNATIONAL VALUE, GLOBAL TECHNOLOGY, INTERMEDIATE BOND, CLASSIC MONEY MARKET AND GNMA INCOME
FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.


INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (GROWTH OPPORTUNITIES, LARGE COMPANY VALUE, MIDCAP OPPORTUNITIES AND SMALLCAP OPPORTUNITIES
FUNDS). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


 40      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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MORTGAGE-RELATED SECURITIES (GNMA INCOME, CLASSIC MONEY MARKET AND INTERMEDIATE BOND FUNDS). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



DERIVATIVES (INTERMEDIATE BOND, GNMA INCOME, LARGE COMPANY VALUE AND RESEARCH ENHANCED INDEX FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


HIGH YIELD SECURITIES (INTERMEDIATE BOND FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.


INVESTMENTS IN FOREIGN SECURITIES (INTERNATIONAL VALUE, INTERNATIONAL, GLOBAL TECHNOLOGY, INTERMEDIATE BOND, CLASSIC MONEY MARKET, LARGE COMPANY VALUE AND MAGNACAP FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS (INTERNATIONAL VALUE, INTERMEDIATE BOND, INTERNATIONAL AND GLOBAL TECHNOLOGY FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       41

MORE INFORMATION ABOUT RISKS
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TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS). When the adviser or sub-adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.


PORTFOLIO TURNOVER (ALL FUNDS EXCEPT INTERNATIONAL VALUE, MAGNACAP, GNMA INCOME AND CLASSIC MONEY MARKET FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


LENDING PORTFOLIO SECURITIES (INTERNATIONAL, GLOBAL TECHNOLOGY, INTERNATIONAL VALUE AND LARGECAP GROWTH FUNDS) In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


OTHER RISKS

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


BORROWING. Each Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.


PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


INTERESTS IN LOANS. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in restricted and illiquid securities (except MagnaCap Fund may not invest in restricted securities). If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


 42      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditor and independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. Because Class I shares of the ING International Fund and ING Global Technology Fund had not commenced operations prior to October 31, 2001 (the Funds' fiscal year end), financial highlights are not presented for the Funds. Because Class I shares of the ING MagnaCap Fund, ING Large Company Value Fund and ING LargeCap Growth Fund had not commenced operations prior to May 31, 2001 (the Funds' fiscal year end), financial highlights are not presented for the Funds. Because Class I shares of the ING GNMA Income Fund and ING Intermediate Bond Fund had not commenced operations prior to March 31, 2001 (the Funds' fiscal year end), financial highlights are not presented for the Funds.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       43

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


For the period ended October 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                         CLASS I
                                                                   -------------------
                                                                      PERIOD ENDED
                                                                   OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           13.89
 Income from investment operations:
 Net investment income                                         $            0.02
 Net realized and unrealized gain (loss) on investments        $           -1.56
 Total from investment operations                              $           -1.54
 Net asset value, end of period                                $           12.35
 TOTAL RETURN(2):                                              %          -11.09
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         226,067
 Ratios to average net assets:
 Expenses(3)                                                   %            1.24
 Net investment income(3)                                      %            0.62
 Portfolio turnover rate                                       %              15


--------------------------------------------------------------------------------


(1)Class I commenced operations on June 18, 2001.



(2)Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.



(3)Annualized for periods less than one year.



 44      ING International Value Fund

FINANCIAL HIGHLIGHTS                               ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


For the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                                          CLASS I
                                                           ----------------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED       FIVE MONTHS                                   PERIOD
                                                           NOVEMBER 30,      ENDED       YEAR ENDED DECEMBER 31,        ENDED
                                                               2001         MAY 31,     --------------------------   DECEMBER 31,
                                                           (UNAUDITED)      2001(1)      2000      1999      1998      1997(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $       19.10         26.05        33.76     26.28    21.36       17.90
 Income from investment operations:
 Net investment income (loss)                          $       -0.10         -0.08        -0.15     -0.17    -0.05        0.01
 Net realized and unrealized gain (loss) on
 investments                                           $       -4.26         -6.87        -6.07     20.49     5.18        4.30
 Total from investment operations                      $       -4.36         -6.95        -6.22     20.32     5.13        4.31
 Less distributions from:
 Net realized gain on investments                      $          --            --         1.49     12.84     0.21        0.85
 Total distributions                                   $          --            --         1.49     12.84     0.21        0.85
 Net asset value, end of period                        $       14.74         19.10        26.05     33.76    26.28       21.36
 TOTAL RETURN(3):                                      %      -22.83        -26.68       -18.74     93.86    24.06       24.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $      61,106        79,174      108,005   132,953   83,233     113,529
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)           %        1.41          1.31         1.16      1.00     1.00        1.02(5)
 Gross expenses prior to expense reimbursement(4)      %        1.41          1.31         1.16      1.00     1.00        1.02
 Net investment income (loss) after expense
 reimbursement(4)                                      %       -1.26         -0.92        -0.56     -0.61    -0.13        0.08(5)
 Portfolio turnover rate                               %         251           217          326       286       98          32


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced offering of shares on March 31, 1997.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.


(4) Annualized for periods less than a year.


(5) Expenses calculated net of taxes.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                          ING Growth Opportunities Fund       45

ING MIDCAP OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                                              CLASS I
                                                                   --------------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED        FIVE MONTHS
                                                                   NOVEMBER 30,       ENDED           YEAR ENDED DECEMBER 31,
                                                                       2001          MAY 31,      -------------------------------
                                                                   (UNAUDITED)       2001(1)       2000      1999     1998(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $         14.73          19.26        21.34     12.99     10.00
 Income from investment operations:
 Net investment loss                                         $         -0.08          -0.06        -0.13     -0.15     -0.02
 Net realized and unrealized gain (loss) on investments      $         -2.89          -4.47         0.23     12.09      3.01
 Total from investment operations                            $         -2.97          -4.53         0.10     11.94      2.99
 Less distributions from:
 Net realized gain on investments                            $            --             --         2.18      3.59        --
 Total distributions                                         $            --             --         2.18      3.59        --
 Net asset value, end of period                              $         11.76          14.73        19.26     21.34     12.99
 TOTAL RETURN(3):                                            %        -20.16         -23.52         0.08    103.19     29.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                            $        41,539         52,007       68,006    67,954    33,441
 Ratios to average net assets
 Net expenses after expense reimbursement(4)                 %          1.47           1.52         1.36      1.41      1.50(5)
 Gross expenses prior to expense reimbursement(4)            %          1.47           1.52         1.36      1.41      2.01
 Net investment loss after expense reimbursement(4)          %         -1.19          -0.97        -0.66     -1.04     -0.70(5)
 Portfolio turnover rate                                     %           229            182          188       201        61


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Fund commenced operations on August 20, 1998.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.


(4) Annualized for periods less than one year.


(5) Expenses calculated net of taxes.


 46      ING MidCap Opportunities Fund

FINANCIAL HIGHLIGHTS                             ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


For the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                                             CLASS I
                                                                       ---------------------------------------------------
                                                                        SIX MONTHS
                                                                          ENDED        FIVE MONTHS         YEAR ENDED
                                                                       NOVEMBER 30,       ENDED           DECEMBER 31,
                                                                           2001          MAY 31,      --------------------
                                                                       (UNAUDITED)       2001(1)      2000     1999(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $         39.02           47.47      59.54     31.78
 Income from investment operations:
 Net investment loss                                             $         -0.18           -0.14      -1.00     -0.08
 Net realized and unrealized gain (loss) on investments          $         -8.61           -8.31      -2.17     35.40
 Total from investment operations                                $         -8.79           -8.45      -3.17     35.32
 Less distributions from:
 Net realized gain on investments                                $          0.99              --       8.90      7.56
 Total distributions                                             $          0.99              --       8.90      7.56
 Net asset value, end of period                                  $         29.24           39.02      47.47     59.54
 TOTAL RETURN(3):                                                %        -22.46          -17.80      -5.21    126.05
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $            --*             --*        --*       --*
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                     %          1.09            1.31       1.15      0.47(5)
 Gross expenses prior to expense reimbursement(4)                %          1.09            1.31       1.15      0.47
 Net investment loss after expense reimbursement(4)              %         -1.09           -1.03      -0.75     -0.35(5)
 Portfolio turnover rate                                         %           171             104        134       223


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced offering of shares on April 1, 1999.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.


(4) Annualized for periods less than one year.


(5) Expenses calculated net of taxes.



 * Amount represents less than $1,000.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       47

ING RESEARCH ENHANCED INDEX FUND                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the seven months ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                                           CLASS I
                                                                   -------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED       SEVEN MONTHS                   PERIOD
                                                                   NOVEMBER 30,      ENDED       YEAR ENDED       ENDED
                                                                       2001         MAY 31,      OCTOBER 31,   OCTOBER 31,
                                                                   (UNAUDITED)      2001(1)         2000         1999(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        9.94          11.25         11.17         10.00
 Income from investment operations:
 Net investment income                                         $        0.02           0.02          0.04          0.06
 Net realized and unrealized gain (loss) on investments        $       -0.90          -1.33          0.19          1.11
 Total from investment operations                              $       -0.88          -1.31          0.23          1.17
 Less distributions from:
 Net realized gain on investments                              $          --             --          0.15            --
 Total distributions                                           $          --             --          0.15            --
 Net asset value, end of period                                $        9.06           9.94         11.25         11.17
 TOTAL RETURN(3):                                              %       -8.85         -11.64          2.00         11.70
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      22,938         25,172        28,473        27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                   %        1.07           1.04          1.07          0.98(5)
 Gross expenses prior to expense reimbursement(4)              %        1.07           1.04          1.07          1.23
 Net investment income after expense reimbursement(4)          %        0.40           0.27          0.34          0.62(5)
 Portfolio turnover rate                                       %          74             26            57            26


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) The Fund commenced operations on December 30, 1998.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.


(4) Annualized for periods less than one year.


(5) Expenses calculated net of taxes.


 48      ING Research Enhanced Index Fund

FINANCIAL HIGHLIGHTS                               ING CLASSIC MONEY MARKET FUND
--------------------------------------------------------------------------------


For the five months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent accountants. The information provided for the six month period ended September 30, 2001 is unaudited.



                                                                                           CLASS I
                                                                   -------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED       FIVE MONTHS      YEAR         PERIOD
                                                                   SEPTEMBER 30,      ENDED         ENDED         ENDED
                                                                       2001         MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                                    (UNAUDITED)      2001(1)        2000         1999(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        1.00           1.00          1.00          1.00
 Income from investment operations:
 Net investment income                                         $        0.02           0.02          0.06            --
 Total from investment operations                              $        0.02           0.02          0.06            --
 Less distributions from:
 Net investment income                                         $        0.02           0.02          0.06            --
 Total distributions                                           $        0.02           0.02          0.06            --
 Net asset value, end of period                                $        1.00           1.00          1.00          1.00
 TOTAL RETURN(3):                                              %        2.18           2.46          6.19          0.28
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      11,054         10,816        12,061         1,906
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %        0.31           0.31          0.28          0.31
 Gross expenses prior to expense reimbursement(4)              %        0.43           0.55          0.41          0.59
 Net investment income after expense reimbursement(4)(5)       %        4.11           6.08          5.96          5.29


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to March 31.

(2) Class I commenced offering of shares on October 13, 1999.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.


(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                          ING Classic Money Market Fund       49

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.



ING DOMESTIC EQUITY GROWTH FUNDS

  ING Growth Fund
  ING Small Company Fund
  ING Value Opportunity Fund
  ING Technology Fund
  ING Balanced Fund
  ING Growth and Income Fund


ING FIXED INCOME FUNDS

  ING Bond Fund
  ING Government Fund

  ING Aeltus Money Market Fund



ING INTERNATIONAL EQUITY FUND

  ING International Growth Fund


GENERATION FUNDS

  ING Ascent Fund
  ING Crossroads Fund

  ING Legacy Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:


THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180


Or visit our website at WWW.INGFUNDS.COM


This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:


ING Growth Opportunities Fund        811-4431
ING Equity Trust                     811-8817
  ING MidCap Opportunities Fund
ING Mayflower Trust                  811-7978
  ING Research Enhanced Index Fund
  ING International Value Fund
ING SmallCap Opportunities Fund      811-4434
ING Funds Trust                      811-8895
  ING Classic Money Market Fund
  ING Global Technology Fund
  ING Intermediate Bond Fund
ING International Fund, Inc.         811-8172
ING Investment Funds, Inc.           811-1939
  ING MagnaCap Fund
ING Large Company Value Fund, Inc.   811-0865
ING GNMA Income Fund, Inc.           811-2401
ING Mutual Funds                     811-7428
  ING LargeCap Growth Fund



  [ING FUNDS LOGO]                          IPROS030102-030102

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                  MARCH 1, 2002

                            ING ADVISORY FUNDS, INC.
                          ING Asia-Pacific Equity Fund


                                ING MUTUAL FUNDS
                       ING International Core Growth Fund
                            ING Worldwide Growth Fund
                     ING International SmallCap Growth Fund
                           ING Emerging Countries Fund


                               ING MAYFLOWER TRUST
                          ING International Value Fund


                          ING INTERNATIONAL FUND, INC.
                             ING International Fund


                              ING RUSSIA FUND, INC.
                                 ING Russia Fund


                         ING PRECIOUS METALS FUND, INC.
                            ING Precious Metals Fund


                                 ING FUNDS TRUST
                            ING European Equity Fund
                           ING Global Technology Fund
                         ING Global Communications Fund
                           ING Global Real Estate Fund

This Statement of Additional Information ("SAI") relates to each series (each a "Fund" and collectively the "ING Funds") of each Registrant (each a "Company") and each investment company listed above. A Prospectus or Prospectuses (the "Prospectus") for the ING Funds which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' Principal Underwriter, ING Funds Distributor, Inc. at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectus, dated March 1, 2002, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Reports dated October 31, 2001 are incorporated herein by reference. Copies of the ING Funds' Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS




HISTORY OF THE ING FUNDS....................................................2

MANAGEMENT OF THE ING FUNDS.................................................5

INVESTMENT ADVISER FEES....................................................22

EXPENSE LIMITATION AGREEMENTS..............................................30

RULE 12B-1 PLANS...........................................................33

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS....................................39

INVESTMENT RESTRICTIONS....................................................89

PORTFOLIO TRANSACTIONS....................................................102

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................106

DETERMINATION OF SHARE PRICE..............................................113

SHAREHOLDER INFORMATION...................................................115

SHAREHOLDER SERVICES AND PRIVILEGES.......................................115

DISTRIBUTIONS.............................................................118

TAX CONSIDERATIONS........................................................118

CALCULATION OF PERFORMANCE DATA...........................................126

PERFORMANCE COMPARISONS...................................................129

GENERAL INFORMATION.......................................................133

FINANCIAL STATEMENTS......................................................135

                            HISTORY OF THE ING FUNDS

ING ADVISORY FUNDS, INC.

         ING Advisory Funds, Inc. ("Advisory Funds") is a Maryland corporation registered as an open-end, diversified management investment company. Advisory Funds was organized in April 1985. Advisory Funds currently consists of one separately managed, diversified series, ING Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"). On November 16, 1998, the name of Pilgrim Advisory Funds, Inc. was changed from "Pilgrim America Masters Series, Inc.," and the name of Asia-Pacific Equity Fund was changed from "Pilgrim America Masters Asia-Pacific Equity Fund" to "Pilgrim Asia-Pacific Equity Fund." On March 1, 2002, the name of Advisory Funds was changed from "Pilgrim Advisory Funds, Inc." and the name of Asia-Pacific Equity Fund was changed from "Pilgrim Asia-Pacific Equity Fund."

ING FUNDS TRUST

         ING Funds Trust (the "Trust") is a Delaware business trust established under a Trust Instrument dated July 30, 1998 and currently consists of eleven separately managed series, four of which are discussed in this SAI. On February 28, 2001, the name of the Trust was changed from "ING Funds Trust" to "Pilgrim Funds Trust." The names of each of the following Funds were changed as follows:

Old Name                                 New Name
ING Global Information Technology Fund   Pilgrim Global Information Technology Fund
ING Global Communications Fund           Pilgrim Global Communications Fund
ING European Equity Fund                 Pilgrim European Equity Fund
ING Global Real Estate Fund              Pilgrim Global Real Estate Fund

On March 1, 2002, the name of the Trust was changed from "Pilgrim Funds Trust" to "ING Funds Trust" and the names of each of the following funds were changed as follows:

Old Name                                        New Name
Pilgrim Global Information Technology Fund      ING Global Technology Fund
Pilgrim Global Communications Fund              ING Global Communications Fund
Pilgrim European Equity Fund                    ING European Equity Fund
Pilgrim Global Real Estate Fund                 ING Global Real Estate Fund

ING INTERNATIONAL FUND, INC.

         ING International Fund, Inc. ("International Fund") is a corporation organized under the laws of the State of Maryland on November 23, 1993 under the name of Lexington International Fund, Inc. The Fund is an open-end, diversified management investment company, consisting of one diversified series, ING International Fund. The name of the Fund was changed on July 26, 2000 from "Lexington International Fund, Inc." to "Pilgrim International Fund, Inc." On March 1, 2002, the name of International Fund was changed from "Pilgrim International Fund, Inc." to "ING International Fund, Inc." and the name of its sole series was changed to "ING International Fund" from "Pilgrim International Fund."

ING MAYFLOWER TRUST

         ING Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end, diversified management investment company. Mayflower Trust currently consists of three separately managed, diversified series, one of which is discussed in this SAI. Mayflower Trust was organized in 1993. ING International Value Fund ("International Value Fund") commenced operations on March 6, 1995 as the Brandes International Fund, a series of Brandes Investment Trust. It was reorganized on April 21, 1997 as the International Value Fund, a series of Mayflower Trust.

         On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust." On the same date, the name of "Northstar International Value Fund" was changed to "Pilgrim International Value Fund." On March 1, 2002, the name of Mayflower Trust changed from "Pilgrim Mayflower Trust" to "ING Mayflower Trust" and the name of International Value Fund was changed from "Pilgrim International Value Fund" to "ING International Value Fund."

ING MUTUAL FUNDS

         ING Mutual Funds is a Delaware business trust registered as an open-end, diversified management investment company ("Mutual Funds"). Mutual Funds was organized in 1992. Mutual Funds currently consists of 12 separately managed, diversified series, four of which are discussed in this SAI. Prior to a reorganization of the Trust, which became effective on July 24, 1998 (the "Reorganization"), the Trust offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The Reorganization eliminated this two-tiered "master-feeder" structure.

         On March 15, 1999, the name of the Trust was changed from "Nicholas-Applegate Mutual Funds," and the name of each Fund was changed as follows:

Old Name                                                    New Name
Nicholas-Applegate International Core Growth Fund           Pilgrim International Core Growth Fund
Nicholas-Applegate Worldwide Growth Fund                    Pilgrim Worldwide Growth Fund
Nicholas-Applegate International Small Cap Growth Fund      Pilgrim International Small Cap Growth Fund
Nicholas-Applegate Emerging Countries Fund                  Pilgrim Emerging Countries Fund


         On May 24, 1999, the name of the International SmallCap Growth was changed from "Pilgrim International Small Cap Growth Fund" to "Pilgrim International SmallCap Growth Fund."

         On March 1, 2002, the name of the Trust was changed from "Pilgrim Mutual Funds" to "ING Mutual Funds" and the name of each Fund was changed as follows:

Old Name                                                             New Name
Pilgrim International Core Growth Fund                               ING International Core Growth Fund
Pilgrim Worldwide Growth Fund                                        ING Worldwide Growth Fund
Pilgrim International SmallCap Growth Fund                           ING International SmallCap Growth Fund
Pilgrim Emerging Countries Fund                                      ING Emerging Countries Fund



ING PRECIOUS METALS FUND, INC.

         ING Precious Metals Fund, Inc. ("Precious Metals Fund") is a corporation formed under the laws of the State of Maryland on May 11, 1988 under the name of "Lexington Goldfund, Inc." The Fund was originally organized as a Delaware corporation on December 3, 1975. The Fund is a non-diversified, open-end management investment company with one separately managed series, ING Precious Metals

Fund. The name of the Precious Metals Fund was changed on July 26, 2000 from "Lexington Goldfund, Inc." to "Pilgrim Gold Fund, Inc." The Fund's name was changed on March 1, 2001 to "Pilgrim Precious Metals Fund, Inc." On March 1, 2002, the name of Precious Metals Fund was changed from "Pilgrim Precious Metals Fund, Inc." to "ING Precious Metals Fund, Inc." and the name of the Fund's sole series was changed from "Pilgrim Precious Metals Fund" to "ING Precious Metals Fund."

ING RUSSIA FUND, INC.

         ING Russia Fund, Inc. ("Russia Fund") is a corporation organized under the laws of the State of Maryland on November 20, 1995. The Fund is a non-diversified, open-end management investment company, with one separately managed series, ING Russia Fund. The name of the Fund was changed on April 2, 1996 from "Lexington Russia Fund, Inc." to "Lexington Troika Dialog Russia Fund, Inc.," and on July 26, 2000, to "Pilgrim Troika Dialog Russia Fund, Inc." The name of "Pilgrim Troika Dialog Russia Fund, Inc." was changed on March 1, 2001 to "Pilgrim Russia Fund, Inc." On March 1, 2002, the name of Russia Fund was changed from "Pilgrim Russia Fund, Inc." to "ING Russia Fund, Inc." and the name of the Fund's sole series was changed from "Pilgrim Russia Fund" to "ING Russia Fund."

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE FUNDS

         Set forth in the table below is information about each Director/Trustee of the Funds.


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS
INDEPENDENT DIRECTORS/TRUSTEES

PAUL S. DOHERTY                   Director/Trustee  10-29-99 to   President, Doherty, Wallace, Pillsbury and
7337 E. Doubletree Ranch Rd.                        Present       Murphy, P.C., Attorneys (1996-2001).  Mr.
Scottsdale, Arizona 85258                                         Doherty was formerly a Director of
Age:  67                                                          Tombrands, Inc. (1993-1998).

J. MICHAEL EARLEY                 Director/Trustee  2-22-02 to    President and Chief Executive Officer of
Bankers Trust Company, N.A.                         Present       Bankers Trust Company, N.A. (1992 to
665 Locust Street                                                 present).
Des Moines, IA 50304
Age:  56

R. BARBARA GITENSTEIN             Director/Trustee  2-22-02 to    President of the College of New Jersey
College of New Jersey                               Present       (1999 to present); Executive Vice President
P.O. Box 7718                                                     and Provost at Drake University (1992 to
Ewing, NJ 08628                                                   1998).
Age:  53

WALTER H. MAY                     Director/Trustee  10-29-99 to   Retired.  Mr. May was formerly Managing
7337 E. Doubletree Ranch Rd.                        Present       Director and Director of Marketing for
Scottsdale, Arizona 85258                                         Piper Jaffray, Inc., and investment
Age:  65                                                          banking/underwriting firm.



                                     NUMBER OF
                                   PORTFOLIOS IN
     NAME, ADDRESS AND AGE         FUND COMPLEX
                                    OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                     DIRECTOR                 DIRECTOR
INDEPENDENT DIRECTORS/TRUSTEES

PAUL S. DOHERTY                         106         Mr. Doherty is a Trustee of
7337 E. Doubletree Ranch Rd.                        the GCG Trust (February 2002
Scottsdale, Arizona 85258                           to present)
Age:  67

J. MICHAEL EARLEY                       106         Mr. Earley is a Trustee of
Bankers Trust Company, N.A.                         the GCG Trust (1997 to
665 Locust Street                                   present).
Des Moines, IA 50304
Age:  56

R. BARBARA GITENSTEIN                   106         Dr. Gitenstein is a Trustee
College of New Jersey                               of the GCG Trust (1997 to
P.O. Box 7718                                       present).
Ewing, NJ 08628
Age:  53

WALTER H. MAY                           106         Mr. May is a Trustee of the
7337 E. Doubletree Ranch Rd.                        Best Prep Charity (1991 to
Scottsdale, Arizona 85258                           present) and the GCG Trust
Age:  65                                            (February 2002 to present)


(1) Directors/Trustees serve until their successors are duly elected and qualified.


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS
INDEPENDENT DIRECTORS/TRUSTEES

JOCK PATTON                       Director/Trustee  8-28-95 to    Private Investor.  Mr. Patton is Director
7337 E. Doubletree Ranch Rd.                        Present       and Chief Executive Officer of Rainbow
Scottsdale, Arizona 85258                                         Multimedia Group, Inc. (January 1999 to
Age:  56                                                          present) and President and co-owner of
                                                                  StockVal, Inc. (November 1992 to June 1997).






DAVID W.C. PUTNAM                 Director/Trustee  10-29-99 to   President and Director of F.L. Putnam
7337 E. Doubletree Ranch Rd.                        Present       Securities Company, Inc. and its
Scottsdale, Arizona 85258                                         affiliates.  Mr. Putnam is also President,
Age:  62                                                          Secretary and Trustee of The Principled
                                                                  Equity Market Fund.




                                      NUMBER OF
                                    PORTFOLIOS IN
     NAME, ADDRESS AND AGE          FUND COMPLEX
                                     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                      DIRECTOR                 DIRECTOR
INDEPENDENT DIRECTORS/TRUSTEES

JOCK PATTON                              106         Mr. Patton is a Trustee of
7337 E. Doubletree Ranch Rd.                         the GCG Trust (February 2002
Scottsdale, Arizona 85258                            to present).  He is also
Age:  56                                             Director of Hypercom
                                                     Corporation (since January
                                                     1999); JDA Software Group,
                                                     Inc. (since January 1999);
                                                     Buick of Scottsdale, Inc.,
                                                     National Airlines, Inc.; BG
                                                     Associates, Inc.; BK

DAVID W.C. PUTNAM                        106         Mr. Putnam is a Trustee of
7337 E. Doubletree Ranch Rd.                         the GCG Trust (February 2002
Scottsdale, Arizona 85258                            - present).  He is also
Age:  62                                             Director of F.L. Putnam
                                                     Securities Company, Inc.
                                                     (June 1978 to present); F.L.
                                                     Putnam Investment Management
                                                     Company (December 2001 to
                                                     present); Asian American
                                                     Bank and Trust Company (June
                                                     1992 to present); and Notre
                                                     Dame Health Care Center
                                                     (1991 to present).  He is
                                                     also a Trustee of The
                                                     Principled Equity Markets
                                                     Fund (November 1996 to
                                                     present); Progressive
                                                     Capital Accumulation Trust
                                                     (August 1998 to present);
                                                     Anchor International Bond
                                                     Trust (December 2000 to
                                                     present); F.L. Putnam
                                                     Foundation (December 2000 to
                                                     present); Mercy Endowment
                                                     Foundation (1995 to
                                                     present); and an Honorary
                                                     Trustee of Mercy Hospital
                                                     (1973 to present).


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS
INDEPENDENT DIRECTORS/TRUSTEES


BLAINE E. RIEKE                   Director/Trustee  2-26-01 to    General Partner of Huntington Partners, an
7337 E. Doubletree Ranch Rd.                        Present       investment partnership (1997 to present).
Scottsdale, Arizona 85258                                         Mr. Rieke was formerly Chairman and Chief
Age:  68                                                          Executive Officer of Firstar Trust Company
                                                                  (1973 to 1996).  Mr. Rieke was formerly the
                                                                  Chairman of the Board and a Trustee of each
                                                                  of the former ING Funds October 1998 to
                                                                  February 2001.
ROGER B. VINCENT                  Director/Trustee  2-22-02 to    President of Spingwell Corporation, a
Springwell Corporation                              Present       corporate advisory firm (1989 to present).
230 Park Avenue, 26th Floor                                       Mr. Vincent was formerly a director of
New York, NY 10169                                                Tatham Offshore, Inc. (1996 to 2000).
Age: 56

RICHARD A. WEDEMEYER              Director/Trustee  2-26-01 to    Vice President of the Channel Corporation,
7337 E. Doubletree Ranch Rd.                        Present       an importer of specialty alloy aluminum
Scottsdale, Arizona 85258                                         products (1996 to present).  Mr. Wedemeyer
Age:  65                                                          was formerly Vice President of Performance
                                                                  Advantage, Inc. (1992 to 1996), and Vice
                                                                  President, Operations and Administration,
                                                                  of Jim Henson Productions (1979 to 1997).
                                                                  Mr. Wedemeyer was a Trustee of each of the
                                                                  Funds managed by ING Investment Management
                                                                  Co. LLC.
DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
R. GLENN HILLIARD(2)              Director/Trustee  2-26-02 to    Mr. Hilliard is Chairman and CEO of ING
ING Americas                                        Present       Americas and a member of its Americas
5780 Powers Ferry Road, NW                                        Executive Committee (1999 to present). Mr.
Atlanta, GA 30327                                                 Hilliard was formerly Chairman and CEO of
Age:  59                                                          ING North America, encompassing the U.S.,
                                                                  Mexico and Canada regions (1994-1999).  He
                                                                  is founding chairman and Chairman Emeritus
                                                                  of the Foothills Trail Conference and
                                                                  founding chairman and member of the Board
                                                                  of Visitors for the South Carolina
                                                                  Governor's School for the




                                    NUMBER OF
                                  PORTFOLIOS IN
     NAME, ADDRESS AND AGE        FUND COMPLEX
                                   OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                    DIRECTOR                 DIRECTOR
INDEPENDENT DIRECTORS/TRUSTEES


BLAINE E. RIEKE                        106         Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                       Director/Trustee of  the
Scottsdale, Arizona 85258                          Morgan Chase Trust Co.
Age:  68                                           (January 1998 to present)
                                                   and a Trustee of the GCG
                                                   Trust (February 2002 to
                                                   present)

ROGER B. VINCENT                       106         Mr. Vincent is a Trustee of
Springwell Corporation                             the GCG Trust.  He also is a
230 Park Avenue, 26th Floor                        Director of AmeriGas
New York, NY 10169                                 Propane, Inc. (1998 to
Age: 56                                            present).
RICHARD A. WEDEMEYER                   106         Mr. Wedemeyer is a Trustee
7337 E. Doubletree Ranch Rd.                       of the First Choice Funds
Scottsdale, Arizona 85258                          (1997 to 2001); Touchstone
Age:  65                                           Consulting Group (1997 to
                                                   present) and the GCG Trust
                                                   (February 2002 to present)




DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
R. GLENN HILLIARD(2)                   106         Serves as a member of the
ING Americas                                       Board of Directors of the
5780 Powers Ferry Road, NW                         Clemson University
Atlanta, GA 30327                                  Foundation, the Board of
Age:  59                                           Councilors for the Carter
                                                   Center, a trustee of the
                                                   Woodruff Arts Center and
                                                   sits on the Board of
                                                   Directors for the High
                                                   Museum of Art.  Mr. Hilliard


(2) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS


                                                                  Arts.  He is a is also a Trustee of the GCG
                                                                  member of the American and South Carolina
                                                                  Bar Associations, the American Council of
                                                                  Life Insurers (ACLI), the International
                                                                  Insurance Society (IIS), the Organization
                                                                  for International Investment (OFII),
                                                                  graduated from the Young President's
                                                                  Organization to the World's President's
                                                                  Organization and is a member of the
                                                                  International Business Fellows.

THOMAS J. MCINERNEY(3)           Director/Trustee  2-26-01 to     General Manager and Chief Executive Officer
7337 E. Doubletree Ranch Rd.                        Present       of ING U.S. Worksite Financial Services
Scottsdale, Arizona 85258                                         (since December 2000).  Mr. McInerney was
Age:  45                                                          formerly President of Aetna Financial
                                                                  Services (August 1997 to December 2000),
                                                                  head of National Accounts and Core Sales
                                                                  and Marketing for Aetna U.S. Healthcare
                                                                  (April 1996 to March 1997), head of
                                                                  Corporate Strategies for Aetna Inc. (July
                                                                  1995 to April 1996), and held a variety of
                                                                  line and corporate staff positions since
                                                                  1978.  Mr. McInerney is Chairman of
                                                                  Concerned Citizens for Effective Government.


                                    NUMBER OF
                                  PORTFOLIOS IN
     NAME, ADDRESS AND AGE        FUND COMPLEX
                                   OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                    DIRECTOR                 DIRECTOR



                                                   GCG Trust.

THOMAS J. MCINERNEY(3)                106          Director of the Ameribest Life Insurance Co. Equitable Life
7337 E. Doubletree Ranch Rd.                       Insurance Co., First Columbine Life Insurance Co., Golden
Scottsdale, Arizona 85258                          American Life Insurance Co., Life Insurance Company of Georgia,
Age:  45                                           Midwestern United Life Insurance Co., ReliaStar Life Insurance Co.,
                                                   Security Life of Denver, Security Connecticut Life Insurance Co.,
                                                   Southland Life Insurance Co., USG Annuity and Life Company, and
                                                   United Life and Annuity Insurance Co. Inc (March 2001 to present),
                                                   GCG Trust (February 2002 to present). Mr. McInerney is a member of the
                                                   Board of the National Commission on Retirement Policy, the Governor's
                                                   Council on Economic Competitiveness and Technology of


(3) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.


                                                      TERM OF
     NAME, ADDRESS AND AGE                           OFFICE AND
                                    POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
                                   HELD WITH FUND   TIME SERVED(1)                   YEARS













JOHN G. TURNER(4)                 Chairman and      10-29-99 to   Mr. Turner is currently a Trustee and Vice
7337 E. Doubletree Ranch Rd.      Director/Trustee  Present       Chairman of ING Americas.  Mr. Turner was
Scottsdale, Arizona 85258                                         formerly Chairman and Chief Executive
Age:  62                                                          Officer of ReliaStar Financial Corp. and
                                                                  ReliaStar Life Insurance Co. (1993-2000);
                                                                  Chairman of ReliaStar United Services Life
                                                                  Insurance Company and ReliaStar Life
                                                                  Insurance Company of New York (since 1995);
                                                                  Chairman of Northern Life Insurance Company
                                                                  (since 1992); Chairman and Director/Trustee
                                                                  of the Northstar affiliated investment
                                                                  companies (since October 1993).  Mr. Turner
                                                                  was formerly Director of Northstar
                                                                  Investment Management Corporation and its
                                                                  affiliates (1993-1999).



                                      NUMBER OF
                                    PORTFOLIOS IN
     NAME, ADDRESS AND AGE          FUND COMPLEX
                                     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
                                      DIRECTOR                 DIRECTOR
                                                     Connecticut, the Board of Directors of the
                                                     Connecticut Business and Industry
                                                     Association, the Board of Trustees of the
                                                     Bushnell, the Board for the Connecticut
                                                     Forum, and the Board of the Metro Hartford
                                                     Chamber of Commerce, and is Chairman of
                                                     Concerned Citizens for Effective Government.




JOHN G. TURNER(4)                        156         Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.                         member of the Board of ING
Scottsdale, Arizona 85258                            Americas, Aeltus Investment
Age:  62                                             Management, Inc., each of
                                                     the Aetna Funds and the GCG
                                                     Trust. Mr. Turner also
                                                     serves as Director/Trustee
                                                     of the Hormel Foods
                                                     Corporation (May 2000 to
                                                     present) and Shopko Stores,
                                                     Inc. (August 1999 to
                                                     present)

(4) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

OFFICERS

         Information about the Funds' officers are set forth in the table below:

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
  NAME, ADDRESS AND AGE             POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
JAMES M. HENNESSY                      President, Chief          February 2001     President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.           Executive Officer, and    to present and    each of the ING Funds (since February
Scottsdale, Arizona  85258             Chief Operating Officer   Chief Operating   2001); Chief Operating Officer of each of
Age:  52                                                         Officer from      the ING Funds (since July 2000); Director
                                                                 July 2000 to      of ING Funds Services, LLC, ING
                                                                 present           Investments, LLC, ING Funds Distributor,
                                                                                   Inc., ING Capital Corporation, LLC, ING
                                                                                   Lexington Management Corporation,
                                                                                   Lexington Funds Distributor, Inc., Market
                                                                                   Systems Research Advisors, Inc., Market
                                                                                   Systems Research, Inc., Express America
                                                                                   T.C. Corporation, EAMC Liquidation Corp.
                                                                                   (since December 2000); and President and
                                                                                   Chief Executive Officer of ING
                                                                                   Investments, LLC, ING Funds Services,
                                                                                   LLC, ING Capital Corporation, LLC, ING
                                                                                   Lexington Management Corporation, Express
                                                                                   America T.C. Corporation, EAMC
                                                                                   Liquidation Corp. (since December 2000).
                                                                                   Formerly Senior Executive Vice President
                                                                                   (June 2000 - December 2000) and Secretary
                                                                                   (April 1995 - December 2000), ING Pilgrim
                                                                                   Capital Corporation, ING Pilgrim Group,
                                                                                   Inc., ING Pilgrim  Investments, Inc., ING
                                                                                   Lexington Management Corporation, Express
                                                                                   America T.C. Corporation, EAMC
                                                                                   Liquidation Corp.;  Senior  Executive
                                                                                   Vice President (July 2000 - February
                                                                                   2001) and Secretary  (April 1995 -
                                                                                   February 2001) of each of the Pilgrim
                                                                                   Funds; Executive Vice President, Pilgrim
                                                                                   Capital Corporation and its affiliates
                                                                                   (May 1998 - June 2000) and Senior Vice
                                                                                   President,  Pilgrim Capital and its
                                                                                   affiliates (April 1995 - April 1998).

STANLEY D. VYNER                       Executive Vice            July 1996 to      Executive Vice President of most of the
7337 E. Doubletree Ranch Rd.           President and Chief       present           ING Funds (since July 1996).  Formerly,
Scottsdale, Arizona  85258             Investment Officer --                       President and Chief Executive Officer of
Age:  51                               International Equities                      ING Pilgrim Investments, LLC (August
                                                                                   1996-August 2000).

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
  NAME, ADDRESS AND AGE             POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
MARY LISANTI                           Executive Vice            May 1998 to       Executive Vice President of the ING Funds
7337 E. Doubletree Ranch Rd.           President and Chief       present           (since May 1998).  Formerly Portfolio
Scottsdale, Arizona  85258             Operating Officer --                        Manger, Strong Capital Management; and
Age:  45                               Domestic Equities;                          Managing Director and Head of Small- and
                                       Senior Portfolio                            Mid-Capitalization Equity Strategies at
                                       Manager Equity Trust,                       Bankers Trust Corp. (1993-1996).
                                       Growth Opportunities
                                       Fund, Mayflower Trust,
                                       and SmallCap
                                       Opportunities Fund

MICHAEL J. ROLAND                      Executive  Vice           Executive Vice    Executive Vice President (since February
7337 E. Doubletree Ranch Rd.           President and Principal   President from    2002) and Principal Financial Officer
Scottsdale, Arizona  85258             Financial Officer         February 2002     (since June 1998) of the Funds; Executive
Age:  43                                                         to present and    Vice President (since 1/1/02) and
                                                                 Principal         Principal Financial Officer (since June
                                                                 Financial         1998) of ING Funds Services, LLC, ING
                                                                 Officer June      Investments, LLC, and ING Funds
                                                                 1998 to present   Distributor, Inc. Formerly Senior Vice
                                                                                   President, ING Pilgrim Group, LLC, ING
                                                                                   Pilgrim Investments, LLC, and ING Pilgrim
                                                                                   Securities, Inc. (since June 1998 to
                                                                                   December, 2001); Senior Vice President of
                                                                                   most of the Pilgrim Funds (Since June 1998
                                                                                   to February 2002). He served in same
                                                                                   capacity from January 1995 - April 1997.
                                                                                   Formerly, Chief Financial Officer of
                                                                                   Endeaver Group (April 1997 to June 1998).

RALPH G. NORTON III                    Senior Vice President     August 2001 to    Senior Vice President and Chief
7337 E. Doubletree Ranch Rd.                                     present           Investment Officer, Fixed Income, ING
Scottsdale, Arizona  85258                                                         Investments, LLC (since August 2001).
Age: 42                                                                            Formerly, Senior Market Strategist,
                                                                                   Aeltus Investment Management, Inc. (from
                                                                                   January 2001 to August 2001); Chief
                                                                                   Investment Officer, ING Mutual Funds
                                                                                   Management Co. (1990 to January 2001).

ROBERT S. NAKA                         Senior Vice President     November 1999     Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.           and Assistant Secretary   to present        LLC (since November 1999) and ING Funds
Scottsdale, Arizona  85258                                                         Services, LLC (since August 1999); Senior
Age:  38                                                                           Vice President and Assistant Secretary of
                                                                                   each of the ING Funds. Formerly Vice
                                                                                   President, ING Pilgrim Investments, Inc.
                                                                                   (April 1997 - October 1999), ING Pilgrim
                                                                                   Group, Inc. (February 1997 - August 1999)
                                                                                   and Assistant Vice President, ING Pilgrim
                                                                                   Group, Inc. (August 1995-February 1997).

                                                                  TERM OF OFFICE
                                                                  AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE LAST
  NAME, ADDRESS AND AGE             POSITIONS HELD WITH FUND      SERVICE                       FIVE YEARS
ROBYN L. ICHILOV                       Vice President and        August 1997 to    Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.           Treasurer                 present           (since August 1997); Accounting Manager
Scottsdale, Arizona  85258                                                         (since November 1995); Vice President and
Age:  34                                                                           Treasurer of most of the ING Funds.
KIMBERLY A. ANDERSON                   Vice President and        February 2001     Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.           Secretary                 to present        (since January 2001) and Vice President
Scottsdale, Arizona  85258                                                         and Secretary of each of the ING Funds
Age:  37                                                                           (since February 2001).  Formerly
                                                                                   Assistant Vice President and Assistant
                                                                                   Secretary of each of the Funds (August
                                                                                   1999-February 2001) and Assistant Vice
                                                                                   President of ING Pilgrim Group, Inc.
                                                                                   (November 1999-January 2001). Ms. Anderson
                                                                                   has held various other positions with ING
                                                                                   Pilgrim Group, LLC for more than the last
                                                                                   five years.

LOURDES R. BERNAL                      Vice President            January 2002 to   Vice President of each of the ING Funds
7337 E. Doubletree Ranch Rd.                                     present           (since January 2002).  Vice President of
Scottsdale, Arizona  85258                                                         Tax and Compliance since January 3, 2002.
Age:  32                                                                           Prior to joining ING Investments in
                                                                                   2002, Ms. Bernal was a Senior Manager in the
                                                                                   Investment Management Practice at
                                                                                   PricewaterhouseCoopers LLP (from July 2000 -
                                                                                   December 2001), Manager at
                                                                                   PricewaterhouseCoopers LLP (from July 1998 -
                                                                                   July 2000), Manager at Coopers & Lybrand LLP
                                                                                   (from July 1996 - June 1998), Senior
                                                                                   Associate at Coopers & Lybrand LLP (from
                                                                                   July 1992 - June 1996) and an Associate at
                                                                                   Coopers & Lybrand LLP (from August 1990 -
                                                                                   June 1992).


TODD MODIC                             Assistant Vice President  August 2001 to    Assistant Vice President of each of the
7337 E. Doubletree Ranch Rd.                                     present           ING Funds (since August 2001); Director
Scottsdale, Arizona  85258                                                         of Financial Reporting ING Investments
Age:  34                                                                           (since March 2001) Formerly Director of
                                                                                   Financial Reporting Axient Communications,
                                                                                   Inc (since May 2000 - January 2001) and
                                                                                   Director of Finance with Rural/Metro
                                                                                   Corporation (since March 1995 - May 2000).
                                                                                   MARIA M. ANDERSON Assistant Vice President
                                                                                   August 2001 to Assistant Vice President of
                                                                                   each of the 7337 E. Doubletree Ranch Rd.
                                                                                   present ING Funds (since August 2001).
                                                                                   Formerly Scottsdale, Arizona 85258 Manager
                                                                                   of Fund Accounting and Fund Age: 43
                                                                                   Compliance (Since September 1999- November
                                                                                   2001); Section Manger of Fund Accounting
                                                                                   with Stein Roe Mutual Funds (since July 1998
                                                                                   - August 1999) and Financial Reporting
                                                                                   Analyst with Stein Roe Mutual Funds (since
                                                                                   August 1997 - July 1998.

RICHARD T. SALER                       Senior Vice President     July 2000 -       Senior Vice President of ING Pilgrim

7337 E. Doubletree Ranch Rd.           and Director of           present           Investments, LLC (since July 2000 to
Scottsdale, Arizona  85258             International Equity                        present). From 1986 until July 2000, Mr.
Age:  40                               Investment Strategy of                      Saler was a senior Vice President and
                                       ING Pilgrim and Senior                      Director of International Equity Strategy
                                       Portfolio Manager                           at Lexington Management Corporation
                                       Pilgrim Mutual Funds,                       (Lexington) (which was acquired by ING
                                       International Fund and                      Pilgrim's Parent company in July 2000).
                                       Pilgrim Advisory Funds
                                       Inc.

PHILLIP A. SCHWARTZ                    Senior Vice President     July 2000 -       Senior Vice President of ING Pilgrim
7337 E. Doubletree Ranch Rd.           and Director of           present           Investments, LLC (since July 2000 to
Scottsdale, Arizona  85258             International Equity                        present). Formerly, Mr. Schwartz was a
Age:  40                               Investment Strategy of                      senior Vice President and Director of
                                       ING Pilgrim and Senior                      International Equity Strategy at
                                       Portfolio Manager                           Lexington Management Corporation
                                       Pilgrim Mutual Funds,                       (Lexington) (which was acquired by ING
                                       International Fund and                      Pilgrim's Parent company in July 2000).
                                       Pilgrim Advisory Funds                      Prior to 1993, Mr. Schwartz was a Vice
                                       Inc.                                        President of European Research Sales with
                                                                                   Cheuvreux de Virieu in Paris and New
                                                                                   York.

JAMES VAIL                             Vice President and        July 2000 -       Vice President, ING Pilgrim Investments,
7337 E. Doubletree Ranch Rd.           Portfolio Manager for     present           LLC. (since July 2000).  Prior to joining
Scottsdale, Arizona  85258             Precious Metals Fund                        ING Pilgrim in 2000, Mr. Vail was a Vice
Age:  57                                                                           President at Lexington (which was
                                                                                   acquired by ING Pilgrim's Parent company
                                                                                   in July 2000) Prior to joining Lexington
                                                                                   in 1991, Mr. Vail held investment
                                                                                   research positions with Chemical Bank,
                                                                                   Oppenheimer & Co., Robert Fleming, Inc.
                                                                                   and Most recently, Beacon Trust Company,
                                                                                   where he was a Senior Investment Analyst.

JEFFREY BERNSTEIN                      Senior Vice President     October 1999 to   Senior Vice President, ING Investments
7337 E. Doubletree Ranch Rd.           and Senior Portfolio      present           LLC (October 1999 to present). Formerly a
Scottsdale, Arizona  85258             Manager of ING Growth                       portfolio manger at Northstar Investment
Age:  35                               Opportunities Fund, ING                     Management Corp., which subsequently
                                       Mutual Funds, and ING                       merged into ING Investments. Prior to May
                                       Equity Trust                                1998, Mr. Bernstein was a Portfolio
                                                                                   Manager at Strong Capital Management.
                                                                                   From 1995 to 1997, Mr. Bernstein was a
                                                                                   Portfolio Manager at Berkeley Capital.

BOARD OF DIRECTORS

         The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

         Committees

         An Executive Committee of the Board of Directors/Trustees was formed in order to act on behalf of the full Board of Directors/Trustees between meetings when necessary. The following Directors/Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. The Executive Committee held 2 meetings during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held 4 meetings during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Ms. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held 5 meetings during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors/Trustees candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors/Trustees. The Nominating Committee currently consists of Ms. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held 1 meeting during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has established an Investment Review Committee that will monitor the investment performance of the Funds and to make recommendations to the Board of Directors/Trustees with respect to the Funds. The Committee for the international funds currently consists of Ms. Gitenstein and Messrs. Patton, Turner, and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; therefore, the Investment Review Committees did not hold any meetings during 2001.

DIRECTOR OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Director/Trustee.





     NAME OF DIRECTOR/TRUSTEE
                                             DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                  ADVISORY      MUTUAL      INTERNATIONAL     MAYFLOWER    FUNDS                     PRECIOUS
                                   FUNDS         FUNDS          FUND           TRUST        TRUST    RUSSIA FUND     METALS
INDEPENDENT DIRECTORS/TRUSTEES
Paul S. Doherty                     None         None        None            None           None       None          None
J. Michael Earley                   None         None        None            None           None       None          None
R. Barbara Gitenstein               None         None        None            None           None       None          None
Walter H. May                       None         None        None            Over $100,000  None       None          None
Jock Patton                         $ 1-         $10,001     None            None           None       None          None
                                    $10,000      -$50,000
David W. C. Putnam                  None         None        None            None           None       None          None
Blaine E. Rieke                     None         $1-$10,000  None            None           $1-
                                                                                            $10,000    None          None
Roger B. Vincent                    None         None        None            None           None       None          None
Richard A. Wedemeyer                None         None        None            None           None       None          None
DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney                 None         None        None            $1-$10,000     None       None          None
R. Glenn Hilliard                   None         None        None            None           None       None          None
John G. Turner                      None         $10,001-
                                                 $50,000     None            $10,001-       None       None          None
                                                                             $50,000


                                    AGGREGATE DOLLAR RANGE OF
                                   EQUITY SECURITIES IN ALL
                                    REGISTERED INVESTMENT
     NAME OF DIRECTOR/TRUSTEE      COMPANIES OVERSEEN BY
                                   DIRECTOR IN FAMILY OF
                                    INVESTMENT COMPANIES
----------------------------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES
Paul S. Doherty                      $10,001 - $50,000
J. Michael Earley                           None
R. Barbara Gitenstein                       None
Walter H. May                          Over $100,000
Jock Patton                            Over $100,000

David W. C. Putnam                          None
Blaine E. Rieke
                                     $50,001 - $100,000
Roger B. Vincent                            None
Richard A. Wedemeyer                 $10,001 - $50,000
DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney                     $1 - $10,000
R. Glenn Hilliard                      Over $100,000
John G. Turner
                                       Over $100,000

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members) share ownership in securities of the Funds' Investment Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies).

                             NAME OF OWNERS
     NAME OF DIRECTOR       AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
PAUL S. DOHERTY                    N/A               N/A                N/A                 $0              N/A
J. MICHAEL EARLEY                  N/A               N/A                N/A                 $0              N/A
R. BARBARA GITENSTEIN              N/A               N/A                N/A                 $0              N/A
WALTER H. MAY                      N/A               N/A                N/A                 $0              N/A
JOCK PATTON                        N/A               N/A                N/A                 $0              N/A
DAVID W. C. PUTNAM                 N/A               N/A                N/A                 $0              N/A
BLAINE E. RIEKE                    N/A               N/A                N/A                 $0              N/A
ROGER B. VINCENT                   N/A               N/A                N/A                 $0              N/A
RICHARD A. WEDEMEYER               N/A               N/A                N/A                 $0              N/A


COMPENSATION OF DIRECTORS/TRUSTEES

         Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the Investment Adviser for which the Directors/Trustees serve in common as Directors/Trustees.

         The following table sets forth information regarding compensation of Directors/Trustees by each Company and other funds managed by the Investment Adviser for the year ended December 31, 2001. Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Fund or any other funds managed by the Investment Adviser.

                               COMPENSATION TABLE



    Name of           Aggregate     Aggregate     Aggregate     Aggregate     Aggregate
Person, Position    Compensation  Compensation  Compensation  Compensation  Compensation
                        From         From           From          From         From
                      Mutual       Advisory    International    Mayflower     Russia
                      Funds(1)      Funds          Fund          Trust(1)      Fund

Mary A                 9,716         47            167            9,060        122
Baldwin(2)
Advisory Board
Member

Al Burton (3)          1,636          8             30            1,313         16
Director

S.M.S. Chadha (2)        781          4          4,095              972      2,214
Advisory Board
Member

Paul S. Doherty       12,722         61            220           12,131        162
Director

Robert B. Goode,       1,636          8             30            1,313         16
Jr. (3)
Director

Alan L. Gosule        12,722         61            220           12,131        162

Director

Joseph N. Hankin       1,239          6             23              994         12

Director

Walter H. May         14,817         71            255           14,171        192
Director

Andrew M. McCosh         781          4          4,095              972      2,214
(2) Advisory
Board Member

Thomas J
McInerney (6)(8)
Director

Jock Patton (7)       14,564         70            251           13,917        188
Director
David W.C
Putnam                11,085         53            190           10,818        146
Director



    Name of           Aggregate      Aggregate       Pension or    Estimated        Total
Person, Position      Compensation   Compensation     Retirement      Annual     Compensation
                         From           From          Benefits      Benefits        From
                        Precious    Funds Trust(1)    Accrued         Upon        Registrant
                      Metals Fund                     As Part of   Retirement     and Fund
                                                        Fund                    Complex Paid
                                                      Expenses                   to Directors

Mary A                    162        1,468                                          43,688
Baldwin(2)
Advisory Board
Member

Al Burton (3)              22            3                                           5,500
Director

S.M.S. Chadha (2)          18          253                                          11,250
Advisory Board
Member

Paul S. Doherty           217        1,921                                          56,188
Director

Robert B. Goode,           22            3                                           5,500
Jr. (3)
Director

Alan L. Gosule            217        1,921                                          56,188
                                                                                        (4)
Director

Joseph N. Hankin           17            3                                           4,167
                                                                                        (5)
Director

Walter H. May             255        2,415                                          65,188
Director

Andrew M. McCosh           18          253                                          11,250
(2) Advisory
Board Member

Thomas J                               N/A                                             N/A
McInerney (6)(8)
Director

Jock Patton (7)           251        2,352                                          64,188
Director
David W.C
Putnam                    195        1,919                                          50,688
Director

    Name of           Aggregate     Aggregate     Aggregate     Aggregate   Aggregate     Aggregate
Person, Position    Compensation  Compensation  Compensation  Compensation  Compensation  Compensation
                        From         From           From          From        From           From
                      Mutual       Advisory    International    Mayflower    Russia         Precious
                      Funds(1)      Funds          Fund          Trust(1)     Fund        Metals Fund

Jack D. Rehm(5)        1,239          6             23              994         12             17
Director

Blaine E. Rieke       12,325         59            213           11,813        158            211
(7) Director

John R. Smith          1,636          8             30            1,313         16             22
(3) Director

Robert W
Stallings (3)(8)
Director

John G
Turner(8)
Director

Richard A             11,036         53            192           10,579        140            189
Wedemeyer(7)
Director

David W. Wallace       1,636          8             30            1,313         16             22
(3)
Director



    Name of          Aggregate       Pension or    Estimated        Total
Person, Position     Compensation     Retirement      Annual     Compensation
                        From          Benefits      Benefits        From
                    Funds Trust(1)    Accrued         Upon        Registrant
                                      As Part of   Retirement     and Fund
                                        Fund                    Complex Paid
                                      Expenses                   to Directors
Jack D. Rehm(5)          3                                           4,167
Director

Blaine E. Rieke      1,921                                          54,855
(7) Director

John R. Smith            3                                           5,500
(3) Director

Robert W               N/A                                             N/A
Stallings (3)(8)
Director

John G                 N/A                                             N/A
Turner(8)
Director

Richard A            1,588                                          47,855
Wedemeyer(7)
Director

David W. Wallace         3                                           5,500
(3)
Director




(1) Director/Trustee compensation includes compensation paid by other Funds not discussed in this SAI.

(2)  Resigned as an Advisory Board member on December 31, 2001.

(3)  Resigned as a Director/Trustee effective February 26, 2001.

(4)  Resigned as a Director/Trustee effective December 28, 2001.

(5)  Resigned as a Trustee effective March 23, 2001.

(6)  Elected as a Director of the ING Funds on February 26, 2001.

(7) Formerly a Trustee of ING Funds Trust. Elected as a Director/Trustee of the other ING Funds on February 26, 2001.

(8) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with an investment adviser to the ING Funds. Officers and Directors who are interested persons do not receive any compensation from the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

      Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of January 31, 2002, Lion Connecticut Holdings Inc., 151 Hartford Avenue, Hartford, Connecticut 06156, owned 87.56% of the European Equity Fund and, therefore, is a control person of the Fund.

      No Independent Director/Trustee or immediate family member, directly or indirectly, has either any beneficial share ownership in securities of the Funds' Investment Adviser or Principal Underwriter or the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Funds. As of January 31, 2002, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

                                                             CLASS AND
                                                              TYPE OF      PERCENTAGE    PERCENTAGE
     FUND                    ADDRESS                         OWNERSHIP      OF CLASS      OF FUND
     ----                    -------                         ---------      --------      -------
ING Asia-Pacific     Robert & Pamela Buie Ttees               Class M          5.44%       0.6544%
Equity Fund          FBO Robert & Pamela Buie Trust            Record
                     PO Box 8365                               Owner
                     Rancho Santa Fe, CA 92067

ING Emerging         Salomon Smith Barney Inc                 Class A          7.48%       4.2475%
Countries Fund       FBO Acct #00109801250                   Beneficial
                     388 Greenwich Street                      Owner
                     New York, NY 10013

ING European         Lion Connecticut Holdings Inc            Class A         94.11%      87.5558%
Equity Fund          151 Farmington Ave                        Record
                     Hartford, CT 06156                        Owner

ING European         State Street Bank & Trust Cust           Class B          5.88%       0.3401%
Equity Fund          FBO James Sheroan IRA                   Beneficial
                     739 Gilead Church Rd                      Owner
                     Glendale, KY 42740

ING European         PaineWebber                              Class C         65.68%       0.7729%
Equity Fund          FBO Lynn Susan Philpot Rev Trust        Beneficial
                     14 Ardor Drive                            Owner
                     Orinda, CA 94563

ING Global           Lion  Connecticut Holdings Inc           Class A         16.89%       8.2536%
Communications       151 Farmington Ave                        Record
Fund                 Hartford, CT 06156                        Owner

ING Global           Lion Connecticut Holdings Inc            Class A         24.60%      13.2558%
Technology Fund      151 Farmington Ave                        Record
                     Hartford, CT 06156                        Owner

ING Global           The Public Institution for Social        Class A         13.15%       7.0882%
Technology Fund      Security                                  Record
                     PO Box 24324                              Owner
                     Safat 13104
                     Kuwait

ING Global           None with App Tr                         Class I        100.00%       7.9789%
Technology Fund      ING National Trust                        Record
                     151 Farmington Ave #41                    Owner
                     Hartford, CT 06156

                                                             CLASS AND
                                                              TYPE OF      PERCENTAGE    PERCENTAGE
     FUND                    ADDRESS                         OWNERSHIP      OF CLASS      OF FUND
     ----                    -------                         ---------      --------      -------
ING Global Real      Margaret Ojanpa                          Class C        100.00%       0.0108%
Estate Fund          322 Harbor Ridge Ln                       Record
                     Fairport Harbor, OH 44077                 Owner

ING International    George & Wilma Ormsby                    Class B         11.02%       0.6515%
Fund                 4434 Wigton                               Record
                     Houston, TX 77096                         Owner

ING International    LPL Financial Services FBO               Class C          5.91%       0.2116%
Fund                 Acct #3402-0716                         Beneficial
                     9785 Towne Centre Dr                      Owner
                     San Diego, CA 92121

ING International    RBC Dain Rauscher FBO                    Class C          6.48%       0.2320%
Fund                 Jerry & Lyne Beck                       Beneficial
                     1410 S White Chapel Road                  Owner
                     Southlake, TX 76092

ING International    None with App Tr                         Class I        100.00%      14.5182%
Fund                 ING National Trust                        Record
                     151 Farmington Ave #41                    Owner
                     Hartford, CT 06156

ING International    Baring North America 401k Plan           Class Q         55.61%       0.0090%
Fund                 125 High Street, Ste 2700                 Record
                     Boston, MA 02110                          Owner

ING International    Baring North America 401k Plan           Class Q         44.38%       0.0072%
Fund                 125 High Street, Ste 2700                 Record
                     Boston, MA 02110                          Owner

ING International    First Union National Bank                Class Q         39.31%       0.3778%
Value Fund           Omnibus Cash Acct #9999999980             Record
                     1525 W WT Harris Blvd                     Owner
                     Charlotte, NC 28262

ING International    First Union National Bank                Class Q         14.63%       0.1406%
Value Fund           Portfolio Strategies                      Record
                     1525 W WT Harris Blvd                     Owner
                     Charlotte, NC 28262

ING International    First Union National Bank                Class Q         17.08%       0.1642%
Value Fund           Omnibus Cash Acct #9999999971             Record
                     1525 W WT Harris Blvd                     Owner
                     Charlotte, NC 28262

ING International    Mercantile Safe Deposit & Trust Co.      Class Q          6.06%       0.0582%
Value Fund           FBO Lifebridge Health, Acct #3353907    Beneficial
                     766 Old Hammonds Ferry Rd                 Owner
                     Linthicum, MD 21090

ING International    MAC & Co.                                Class I          8.16%       0.8380%
Value Fund           FBO Acct #BNCF3308002                   Beneficial
                     1 Mellon Center Rm 151-1035               Owner
                     Pittsburgh, PA 15258

ING Russia Fund      NFSC FBO Robert Craddock                 Class A          9.76%       9.7632%
                     Acct #X99-335649                        Beneficial
                     Norwood Clinic, Box C-230                 Owner
                     Birmingham, AL 35283

INVESTMENT ADVISER

      The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Investments, subject to the authority of the Directors/Trustees of the ING Funds has the overall responsibility for the management of each ING Fund's portfolio subject to delegation of certain responsibilities to Brandes Investment Partners, L.P. as the Sub-Adviser for the International Value Fund, Nicholas-Applegate Capital Management as the Sub-Adviser for the International SmallCap Growth Fund, ING Investment Management Advisors B.V. as the Sub-Adviser to the Global Technology Fund, Global Communications Fund and European Equity Fund and Clarion CRA Securities, L.P. as the Sub-Adviser to the Global Real Estate Fund. ING Investments is a direct, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

      On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On November 2, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser changed to ING Investments. Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Investments, merged with ING Investments.

      ING Investments serves pursuant to separate Investment Management Agreements between ING Investments and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. The Investment Adviser has delegated certain management responsibilities to certain other investment advisers ("Sub-Advisers") for several of the ING Funds. ING Investments, as Investment Adviser oversees the investment management of the Sub-Advisers for the ING Funds.

      Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial two year term, each Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      As of December 31, 2001, ING Investments had assets under management of over $17.6 billion.

      After an initial two year term, each Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In approving the Management Agreements the Board of Directors/Trustees considered a number of factors, including, but not limited to: (1) performance of the Funds; (2) the nature and quality of the services provided by ING Investments; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided; (4) the profitability to ING Investments from the Investment Management Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; and (5) the expenses borne by shareholders of the Funds. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

      Based upon its review, the Board of Directors/Trustees, including a majority of the Independent Directors/Trustees who are not "interested persons" (as defined in the 1940 Act), has determined that the Management Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors/Trustees of each Fund, including the unanimous vote of the Independent Directors, approved the Management Agreements.

                             INVESTMENT ADVISER FEES

      The Investment Adviser bears the expense of providing its services, and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

SERIES                      ANNUAL INVESTMENT ADVISER FEE
------                      -----------------------------
Asia-Pacific Equity         1/12 of 1.25% of the Fund's average daily net assets
Fund                        during the month (approximately 1.25% on an annual
                            basis)

Emerging Countries          1.25% of the Fund's average daily net assets
Fund

European Equity             1.15% of the Fund's average daily net assets

Global Communications       1.00% of the Fund's average daily net assets

Global Real Estate          1.00% of the Fund's average daily net assets

Global Technology           1.25% of the Fund's average daily net assets

International Core          1.00% of the first $500 million of the Fund's
Growth Fund                 average net assets, 0.90% of the next $500 million
                            of average net assets, and 0.85% of the average net
                            assets in excess of $1 billion

International Fund          1.00% of the Fund's average daily net assets

SERIES                      ANNUAL INVESTMENT ADVISER FEE
------                      -----------------------------
International SmallCap      1.00% of the first $500 million of the Fund's
Growth Fund                 average net assets, 0.90% of the next $500 million
                            of average net assets, and 0.85% of the average net
                            assets in excess of $1 billion

International Value Fund    1.00% of the Fund's average daily net assets

Precious Metals Fund        1.00% on the first $50 million and 0.75% thereafter

Russia Fund                 1.25% of the Fund's average daily net assets

Worldwide Growth Fund       1.00% of the first $500 million of the Fund's
                            average net assets, 0.90% of the next $500 million
                            of average net assets, and 0.85% of the average net
                            assets in excess of $1 billion

            TOTAL ADVISORY FEES PAID BY THE SERIES OF MUTUAL FUNDS(1)
                AND ADVISORY FUNDS DURING THE FISCAL YEAR ENDED:

                                        OCTOBER 31                   JUNE 30              MARCH 31
          FUND                      2001         2000(2)        2000         1999(3)        1999
                                 ----------    ----------    ----------    ----------    ----------
Asia Pacific Equity              $  182,354    $   96,557    $  413,123    $  303,920           N/A
International Core Growth        $  569,246    $  288,517    $  698,942    $  253,063    $1,061,288
Worldwide Growth                 $4,723,391    $2,199,958    $4,327,642    $  589,768    $1,472,492
International SmallCap Growth    $5,329,734    $2,362,535    $4,285,711    $  327,972    $1,149,529
Emerging Countries               $1,924,552    $  969,468    $2,773,339    $  716,000    $3,476,180

----------
(1) Prior to the Reorganization, Mutual Funds had not engaged the services of an investment adviser for the Trust's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported below for Mutual Funds were for services provided to the master funds of the Master Trust.

(2) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Funds changed their fiscal year end to October 31 from June 30.

(3) Reflects three month period from April 1, 1999 to June 30, 1999 except for Asia-Pacific Equity Fund which is for the year ended June 30, 1999.

     TOTAL ADVISORY FEES PAID BY THE INTERNATIONAL FUND, PRECIOUS METAL FUND
                  AND RUSSIA FUND DURING THE FISCAL YEAR ENDED:

                           OCTOBER 31          DECEMBER 31   DECEMBER 31
        FUND           2001         2000(1)        1999          1998
                     --------      --------      --------      --------
International        $421,204      $228,277      $224,416      $210,897
Precious Metals      $516,587      $439,593      $583,491      $552,325
Russia               $594,656      $740,035      $444,970      $796,381

----------
(1) For the ten months from January 1, 2000 to October 31, 2000. Effective July 26, 2000, International Fund, Precious Metals Fund, and Russia Fund changed their fiscal year end to October 31 from December 31.

    TOTAL ADVISORY FEES PAID BY THE SERIES OF MAYFLOWER TRUST AND FUNDS TRUST
                        DURING THE FISCAL YEAR ENDED:(1)

          FUND                               OCTOBER 31
                               2001             2000             1999
                           ------------     ------------     ------------
International Value        $ 23,993,859     $ 15,936,553     $  7,164,823
European Equity            $    298,825     $    174,226     $     71,435
Global Communications      $    402,328     $    183,787              N/A
Global Technology          $  1,005,614     $    918,541     $    108,222

----------
(1) Because Global Real Estate Fund is new, it paid no advisory fees during the fiscal year ended October 31, 2001.

SUB-ADVISORY AGREEMENTS

      The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of the Company's Board of Directors/Trustees, may select and employ investment advisers to serve as Sub-Adviser for any ING Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of the Company who are employees of the Investment Adviser or its affiliates, and office rent of the Company. The Sub-Advisers pay all of their expenses arising from the performance of its obligations under the sub-advisory agreements (each a "Sub-Advisory Agreement and collectively, the "Sub-Advisory Agreements").

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors/Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

      Pursuant to Sub-Advisory Agreements between ING Investments and Brandes Investment Partners, L.P. ("Brandes"), Brandes acts as Sub-Adviser to International Value Fund. In this capacity, Brandes, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by ING Investments. Brandes' address is 11988 El Camino Real Ste. 500, P.O. Box 919048, San Diego, California 92191. Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes.

      Pursuant to a Sub-Advisory Agreement between ING Investments and Nicholas-Applegate Capital Management ("NACM"), dated October 29, 1999, NACM acts as Sub-Adviser to International SmallCap Growth Fund. In this capacity, NACM, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. NACM's address is 600 West Broadway, 30th Floor, San Diego, California 92101. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Arthur Nicholas.

      ING Investment Management Advisors B.V. ("IIMA"), serves as Sub-Adviser to Global Technology Fund, Global Communications Fund and European Equity Fund. Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

      Clarion CRA Securities, L.P. ("CRA") serves as Sub-Adviser to the Global Real Estate Fund. Located at 259 Radnor-Chestor Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.

      For the following Funds as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

SERIES                      ANNUAL SUB-ADVISORY FEE
------                      -----------------------
International SmallCap      0.50% of the first $500 million of the Fund's average
Growth Fund                 net assets, 0.45% of the next $500 million of average
                            net assets, and 0.425% of the average net assets in
                            excess of $1 billion

International Value Fund    0.50% of the Fund's average daily net assets

European Equity Fund        0.575% of the Fund's average daily net assets

Global Technology Fund      0.625% of the Fund's average daily net assets

Global Communications       0.50% of the Fund's average daily net assets
Fund

Global Real Estate Fund     0.50% of the Fund's average daily net assets

Former Sub-Adviser for Emerging Countries Fund, Worldwide Growth Fund, and International Core Growth Fund. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to Emerging Countries Fund, Worldwide Growth Fund and International Core Growth Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio management fees.

Former Sub-Adviser for Asia-Pacific Equity Fund. HSBC Asset Management (Americas) Inc., HSBC Asset Management (Hong Kong) Limited and HSBC Asset Management (Europe) Limited (collectively "HSBC") acted as Sub-Adviser to the Asia-Pacific Equity Fund through January 1, 2001. For the fiscal years ended June 30, 1998, 1999 and 2000, the Investment Adviser paid portfolio management fees to HSBC of $221,487, $307,103 and $166,558 respectively. For the period from July 1, 2000 through October 31, 2000, the Adviser paid portfolio management fees to HSBC of $ 40,318.

Former Sub-Adviser for the Russia Fund. Troika Dialog Asset Management (Cayman Islands), Ltd. ("Troika Dialog") acted as Sub-Adviser to the Russia Fund until January 2, 2001. As of January 2, 2001, ING directly manages the Russia Fund.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER
                          DURING THE FISCAL YEAR ENDED:

                                   OCTOBER 31      OCTOBER 31       JUNE 30
            FUND                      2001           2000(1)          2000
                                   ----------      ----------      ----------
International SmallCap Growth      $2,664,867      $1,181,268      $2,137,981

----------
(1) Reflects four month period between July 1, 2000 and October 31, 2000. Effective July 26, 2000, the Fund changed its fiscal year end to October 31 from June 30.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER
                        DURING THE FISCAL YEAR ENDED:(1)

                                            OCTOBER 31
          FUND                 2001             2000             1999
                           -----------      -----------      -----------
International Value        $11,996,930      $ 3,582,411      $ 1,750,654
European Equity            $   175,394      $    87,113      $    35,538
Global Technology          $   353,302      $   459,270      $    54,111
Global Communications      $    55,827      $   183,781              N/A

----------
(1) Because Global Real Estate Fund is new, the Investment Adviser paid no sub-advisory fees during the fiscal year ended October 31, 2001.

ADMINISTRATION

      ING Funds Services, LLC serves as Administrator for all Funds except Asia-Pacific Equity Fund, pursuant to an Administrative Services Agreement with Mayflower Trust, Mutual Funds, International Fund, Russia Fund, Precious Metals Fund and Funds Trust. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the ING Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the ING Funds. The Administrator is an affiliate of the Investment Adviser.

      ING Funds Services, LLC serves as Shareholder Services Agent for the Asia-Pacific Equity Fund pursuant to a shareholder services agreement. Under the terms of the Agreement, ING Funds Services, LLC has agreed to: (1) review, respond and process correspondence from former or existing shareholder accounts; and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholders and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services, LLC served as Shareholder Services Agent for the International Core Growth, Worldwide Growth, International SmallCap Growth and Emerging Countries Funds.

      Prior to November 1, 2000, ING Fund Services Co. LLC ("ING Fund Services") had entered into an Administrative Services Agreement with ING Funds Trust, pursuant to which ING Fund Services performed or engaged third parties to perform account services and other services which included but were not limited to: (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) taxes on U.S. resident and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulation; and (viii) providing such other similar services directly to shareholder accounts.

      Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to International Fund, Russia Fund, and Precious Metals Fund, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Funds reimbursed LMC for its actual cost in providing such services, facilities and expenses.

      Prior to May 24, 1999, ING Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of Mutual Funds, subject to the supervision of the Board of Trustees of Mutual Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the series of Mutual Funds.

      Also, prior to May 24, 1999, Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the series of Mutual Funds pursuant to the Administrative Services Agreement.

 TOTAL ADMINISTRATIVE FEES PAID BY THE FUND WHICH ARE SERIES OF MAYFLOWER TRUST
                  AND FUNDS TRUST DURING THE FISCAL YEAR ENDED:

                                                OCTOBER 31
FUND                               2001            2000            1999
                                ----------      ----------      ----------
International Value             $3,649,006      $1,755,565      $  931,067
European Equity Fund            $   26,835             N/A             N/A
Global Technology Fund          $   80,049             N/A             N/A
Global Communications Fund      $   41,467             N/A             N/A

 TOTAL ADMINISTRATIVE FEES PAID BY THE INTERNATIONAL FUND, PRECIOUS METALS FUND
                  AND RUSSIA FUND DURING THE FISCAL YEAR ENDED:

                                     OCTOBER 31           DECEMBER 31
              FUND              2001         2000(1)          1999
                               -------       -------         ------
      International            $45,771       $21,803          N/A
      Precious Metals          $72,946       $11,744          N/A
      Russia                   $47,476       $35,801          N/A

----------
(1) For the ten months from January 1, 2000 to October 31, 2000. Effective July 26, 2000, International Fund, Precious Metals Fund, and Russia Fund changed their fiscal year end to October 31 from December 31.

      TOTAL SHAREHOLDER SERVICES FEES PAID BY THE FUNDS WHICH ARE SERIES OF
          ADVISORY FUNDS AND MUTUAL FUNDS DURING THE FISCAL YEAR ENDED:

                                  OCTOBER 31   OCTOBER 31          JUNE 30
          FUND                       2001       2000(1)        2000       1999(2)
                                   -------      -------      -------      -------
Asia Pacific Equity                $ 6,935      $ 8,549      $ 6,210      $11,834
International Core Growth          $11,163      $ 3,813      $ 9,609      $   414
Worldwide Growth                   $28,105      $ 9,471      $24,761      $ 1,590
International SmallCap Growth      $35,120      $14,760      $28,293      $   378
Emerging Countries                 $15,695      $ 5,289      $14,946      $ 1,353

(1)   For the period from July 1, 2000 through October 31, 2000.
(2) For the period from April 1, 1999 through June 30, 1999 except for Asia-Pacific Equity Fund which is for the fiscal year ended June 30, 1999.

                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the ING Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed:

FUND                                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q
-----                                -------   -------   -------   -------   -------   -------
Asia-Pacific Equity Fund              2.00%     2.75%      N/A       N/A      2.50%      N/A
Emerging Countries Fund               2.25%     2.90%     2.90%      N/A       N/A      2.15%
European Equity Fund                  1.90%     2.65%     2.65%      N/A       N/A       N/A
Global Communications Fund            1.70%     2.45%     2.45%      N/A       N/A       N/A
Global Real Estate                    1.75%     2.50%     2.50%      N/A       N/A      1.75%
Global Technology Fund                1.95%     2.70%     2.70%     1.70%      N/A       N/A
International Core Growth Fund        1.95%     2.60%     2.60%      N/A       N/A      1.85%
International Fund                    2.75%     3.50%     3.50%      N/A       N/A      2.75%
International SmallCap Growth Fund    1.95%     2.60%     2.60%      N/A       N/A      1.85%
Precious Metals Fund                  2.75%      N/A       N/A       N/A       N/A       N/A
Russia Fund                           3.35%      N/A       N/A       N/A       N/A       N/A
Worldwide Growth Fund                 1.85%     2.50%     2.50%      N/A       N/A      1.75%

      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements. Nicholas-Applegate Capital Management will bear 50% of any fees waived and other expenses assumed pursuant to the expense limitation agreement with respect to International SmallCap Growth Fund for which it serves as Sub-Adviser, and will receive 50% of any recoupment amount with respect to such Funds.

      For Emerging Countries Fund, Worldwide Growth Fund, International SmallCap Growth Fund and International Core Growth Fund the expense limitation agreement provides that these expense limitations shall continue until October 31, 2002. For Global Communications Fund, Global Technology Fund and European Equity Fund the expense limitation agreement provides that these expense limitations shall continue until October 31, 2003. For Global Real Estate Fund, the expense limitation agreement provides that the expense limit shall continue until November 1, 2002. For International Fund, Precious Metals Fund and Russia Fund, the expense limitation agreement provides that these expense limitations shall continue until July 26, 2002. The expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement at least 30 days prior to the end of the then-current term or upon termination of the Investment Management Agreement. Each may also be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business.

      For Emerging Countries, Worldwide Growth, International SmallCap Growth and International Core Growth Funds, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the ING Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

      The voluntary fee reductions were as follows:

                                    OCTOBER 31         JUNE 30    JUNE 30   MARCH 31
FUND                              2001      2000(1)     2000      1999(2)     1999
----                            --------   --------   --------   --------   --------
Asia-Pacific Equity             $161,970   $ 50,371   $145,502   $249,734   $355,259
Emerging Countries              $ 22,901   $100,513   $346,154   $ 69,001   $816,718
Worldwide Growth                $440,133   $      0   $      0   $      0   $242,660
International SmallCap Growth              $      0   $      0   $  3,405   $168,199
International Core Growth       $148,124     41,295   $212,567   $ 11,093   $253,811

(1) Reflects four month period from July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Funds changed their fiscal year end to October 31 from June 30.
(2)   Reflects three month period from April 1, 1999 to June 30, 1999.

      Prior to July 26, 2000, the following Funds voluntarily limited expenses to the following amounts:

                         MAXIMUM OPERATING EXPENSE LIMIT
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

      FUND NAME                                  PREVIOUS EXPENSE CAP
      ---------                                  --------------------
Precious Metals Fund                             2.75%
International Fund                               2.75%
Russia Fund                                      3.35%

DISTRIBUTOR

      Shares of each Fund are distributed by ING Funds Distributor, Inc. ("ING Distributors" or the "Distributor") pursuant to a Distribution Agreement between each Company and the Distributor. Each Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933 (the "1933 Act"). Each Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Adviser is an indirect, wholly owned subsidiary of ING Group. Prior to July 26, 2000, the distributor for Precious Metals Fund, Russia Fund and International Fund was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, Inc. served as the distributor for the European Equity, Global Communications and Global Technology Funds.

For the fiscal year ended October 31, 2001, the Distributor received the following amounts in sales charges in connection with the sale of shares(1):

                          Class A      Class A                                Class M      Class M
                           Sales        Sales                                  Sales        Sales
                          Charges      Charges      Class B      Class C      Charges      Charges
                           Before       After       Deferred     Deferred      Before       After
                         Dealer Re-   Dealer Re-     Sales        Sales      Dealer Re-   Dealer Re-
Fund                     Allowance    Allowance     Charges      Charges     Allowance     Allowance
                         ----------   ----------   ----------   ----------   ----------   ----------
Asia-Pacific Equity      $   46,061   $    6,008   $        0       N/A      $    2,053   $      440
Emerging Countries       $  167,480   $   21,845   $        0   $   37,235       N/A          N/A
European Equity          $  250,639   $   32,692   $        0   $       11       N/A          N/A
Global Communications    $  159,756   $   20,838   $        0   $    3,280       N/A          N/A
Global Real Estate Fund      N/A          N/A          N/A          N/A          N/A          N/A
Global Technology        $  222,287   $   28,994   $        0   $    3,763       N/A          N/A
International            $  236,607   $   30,862   $        0   $      316       N/A          N/A
International Core
Growth                   $   57,117   $    7,450   $        0   $  107,136       N/A          N/A
International SmallCap
Growth                   $  689,130   $   89,888   $        0   $  148,594       N/A          N/A
International Value      $2,455,004   $  320,218   $        0   $  264,063       N/A          N/A
Precious Metals          $   27,210   $    3,549       N/A          N/A          N/A          N/A
Russia                   $2,022,736   $  263,829       N/A          N/A          N/A          N/A
Worldwide Growth         $  258,829   $   33,756   $        0   $  119,698       N/A          N/A

(1) Because Global Real Estate Fund is new, the Distributor did not receive any sales charges in connection with the sale of shares of the Fund for the fiscal year ended October 31, 2001.

The Distributor received $4,391,568, $5,621,753 and $1,128,487 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of shares of all Funds managed by ING Investments, LLC during calendar years 2001, 2000 and 1999, respectively.

                                RULE 12b-1 PLANS

      Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The ING Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M and Class Q shares in amounts as set forth in the following table. The ING Funds do not have a 12b-1 Plan with respect to the Institutional Class.

                                         FEES BASED ON AVERAGE DAILY NET ASSETS
                                     -----------------------------------------------
            NAME OF FUND             CLASS A   CLASS B   CLASS C   CLASS M   CLASS Q
            ------------             -------   -------   -------   -------   -------
Asia-Pacific Equity Fund              0.25%     1.00%      N/A      0.75%      N/A
International Core Growth Fund        0.35%     1.00%     1.00%      N/A      0.25%
Worldwide Growth Fund                 0.35%     1.00%     1.00%      N/A      0.25%
International SmallCap Growth Fund    0.35%     1.00%     1.00%      N/A      0.25%
Emerging Countries Fund               0.35%     1.00%     1.00%      N/A      0.25%
Precious Metals Fund                  0.25%      N/A       N/A       N/A       N/A
Russia Fund                           0.25%      N/A       N/A       N/A       N/A
International Fund                    0.25%     1.00%     1.00%      N/A      0.25%
International Value Fund              0.30%     1.00%     1.00%      N/A      0.25%
Global Technology Fund                0.35%     1.00%     1.00%      N/A       N/A
Global Communications Fund            0.35%     1.00%     1.00%      N/A       N/A
Global Real Estate Fund               0.25%     1.00%     1.00%      N/A      0.25%
European Equity Fund                  0.35%     1.00%     1.00%      N/A       N/A

      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M and Class Q shares of the Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, and 0.65% for Class M. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares and in the 1st month following a purchase of Class M shares. In addition, a 0.25% fee may be paid on Class Q shares. With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

      In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

      The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors/Trustees be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

      In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such Funds and their respective shareholders.

      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

      The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

      Prior to July 26, 2000, Precious Metals Fund, International Fund and Russia Fund each had a reimbursement style 12b-1 Plan, which provided that the Funds pay distribution fees, including payments to Lexington Funds Distributor, Inc. (the Funds' former distributor), at an annual rate not to exceed 0.25% of their average daily net assets for distribution services. Under this 12b-1 Plan, the Funds, either directly or through the Investment Adviser, would make payments periodically (i) to the distributor or to select broker/dealers, (ii) to other persons who have entered into shareholder processing and service agreements with the investment manager or with the distributor, with respect to Fund shares owned by shareholders for which such broker-dealers were the dealer or holder of record, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the distributor. Payments were also made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of shares of the following Funds for the fiscal period ended October 31, 2001 were as follows.(1)

DISTRIBUTION EXPENSES              CLASS A       CLASS B       CLASS C       CLASS I       CLASS M       CLASS Q
                                  ----------    ----------    ----------    ----------    ----------    ----------
Precious Metals Fund
Advertising ..................    $      689        N/A           N/A           N/A           N/A           N/A
Printing .....................    $   13,085        N/A           N/A           N/A           N/A           N/A
Salaries & Commissions .......    $   83,395        N/A           N/A           N/A           N/A           N/A
Broker Servicing .............    $  149,895        N/A           N/A           N/A           N/A           N/A
Miscellaneous ................    $   44,285        N/A           N/A           N/A           N/A           N/A
TOTAL ........................    $  291,349        N/A           N/A           N/A           N/A           N/A

International Fund
Advertising ..................    $      989    $       36    $       42        N/A           N/A       $        7
Printing .....................    $   18,782    $      685    $      789        N/A           N/A       $      129
Salaries & Commissions .......    $  118,849    $    4,334    $    4,995        N/A           N/A       $      815
Broker Servicing .............    $  189,064    $    6,894    $    7,946        N/A           N/A       $    1,297
Miscellaneous ................    $   60,069    $    2,190    $    2,524        N/A           N/A       $      412
TOTAL ........................    $  387,753    $   14,139    $   16,296        N/A           N/A       $    2,660

DISTRIBUTION EXPENSES              CLASS A       CLASS B       CLASS C       CLASS I       CLASS M       CLASS Q
                                  ----------    ----------    ----------    ----------    ----------    ----------
Russia Fund
Advertising ..................    $      697        N/A           N/A           N/A           N/A           N/A
Printing .....................    $   13,247        N/A           N/A           N/A           N/A           N/A
Salaries & Commissions .......    $   84,250        N/A           N/A           N/A           N/A           N/A
Broker Servicing .............    $  154,369        N/A           N/A           N/A           N/A           N/A
Miscellaneous ................    $   42,593        N/A           N/A           N/A           N/A           N/A
TOTAL ........................    $  295,156        N/A           N/A           N/A           N/A           N/A

International Core Growth Fund
Advertising ..................    $      276    $      237    $      632        N/A           N/A       $      116
Printing .....................    $    5,202    $    4,511    $   12,010        N/A           N/A       $    2,211
Salaries & Commissions .......    $   33,370    $   28,929    $   77,024        N/A           N/A       $   14,180
Broker Servicing .............    $   52,639    $   45,633    $  121,499        N/A           N/A       $   22,367
Miscellaneous ................    $   45,162    $   39,152    $  104,243        N/A           N/A       $   19,191
TOTAL ........................    $  136,649    $  118,462    $  315,408        N/A           N/A       $   58,065

Worldwide Growth Fund
Advertising ..................    $    1,230    $      498    $    3,223        N/A           N/A       $      120
Printing .....................    $   23,356    $    9,466    $   61,246        N/A           N/A       $    2,272
Salaries & Commissions .......    $  149,980    $   60,782    $  393,270        N/A           N/A       $   14,586
Broker Servicing .............    $  474,414    $  192,263    $1,243,988        N/A           N/A       $   46,140
Miscellaneous ................    $  249,996    $  101,315    $  655,531        N/A           N/A       $   24,314
TOTAL ........................    $  898,976    $  364,324    $2,357,258        N/A           N/A       $   87,432

Int'l SmallCap Growth Fund
Advertising ..................    $    3,414    $    1,472    $    3,457        N/A           N/A       $    1,409
Printing .....................    $   64,827    $   27,965    $   65,683        N/A           N/A       $   26,774
Salaries & Commissions .......    $  420,275    $  181,293    $  425,822        N/A           N/A       $  173,572
Broker Servicing .............    $  515,999    $  222,586    $  522,811        N/A           N/A       $  213,107
Miscellaneous ................    $  557,699    $  240,574    $  565,062        N/A           N/A       $  230,329
TOTAL ........................    $1,562,214    $  673,890    $1,582,835        N/A           N/A       $  645,191

Emerging Countries Fund
Advertising ..................    $      872    $      191    $      801        N/A           N/A       $      313
Printing .....................    $   16,529    $    3,638    $   15,220        N/A           N/A       $    5,951
Salaries & Commissions .......    $  103,217    $   22,718    $   95,044        N/A           N/A       $   37,160
Broker Servicing .............    $  309,324    $   68,082    $  284,832        N/A           N/A       $  111,363
Miscellaneous ................    $   87,929    $   19,353    $   80,967        N/A           N/A       $   31,656
TOTAL ........................    $  517,871    $  113,982    $  476,864        N/A           N/A       $  186,443

DISTRIBUTION EXPENSES              CLASS A       CLASS B       CLASS C       CLASS I       CLASS M       CLASS Q
                                  ----------    ----------    ----------    ----------    ----------    ----------
Asia-Pacific Equity Fund
Advertising ..................    $      327    $      235        N/A           N/A       $      147        N/A
Printing .....................    $    6,212    $    4,463        N/A           N/A       $    2,801        N/A
Salaries & Commissions .......    $   39,617    $   28,461        N/A           N/A       $   17,866        N/A
Broker Servicing .............    $   35,465    $   25,476        N/A           N/A       $   15,992        N/A
Miscellaneous ................    $   27,478    $   19,740        N/A           N/A       $   12,391        N/A
TOTAL ........................    $  109,099    $   78,375        N/A           N/A       $   49,197        N/A

European Equity Fund
Advertising ..................    $      577    $       35    $        6        N/A           N/A           N/A
Printing .....................    $   10,954    $      659    $      106        N/A           N/A           N/A
Salaries & Commissions .......    $   68,073    $    4,096    $      657        N/A           N/A           N/A
Broker Servicing .............    $   82,188    $    4,945    $      793        N/A           N/A           N/A
Miscellaneous ................    $   31,373    $    1,888    $      303        N/A           N/A           N/A
TOTAL ........................    $  193,165    $   11,623    $    1,865        N/A           N/A           N/A

Global Technology Fund
Advertising ..................    $      415    $      139    $       73        N/A           N/A           N/A
Printing .....................    $    7,854    $    2,642    $    1,389        N/A           N/A           N/A
Salaries & Commissions .......    $   48,930    $   16,459    $    8,654        N/A           N/A           N/A
Broker Servicing .............    $  116,350    $   39,137    $   20,579        N/A           N/A           N/A
Miscellaneous ................    $   24,995    $    8,408    $    4,421        N/A           N/A           N/A
TOTAL ........................    $  198,544    $   66,785    $   35,116        N/A           N/A           N/A

Global Communications Fund
Advertising ..................    $      404    $      169    $       43        N/A           N/A           N/A
Printing .....................    $    7,629    $    3,210    $      825        N/A           N/A           N/A
Salaries & Commissions .......    $   47,366    $   19,929    $    5,125        N/A           N/A           N/A
Broker Servicing .............    $   69,408    $   29,202    $    7,509        N/A           N/A           N/A
Miscellaneous ................    $   21,716    $    9,137    $    2,349        N/A           N/A           N/A
TOTAL ........................    $  146,523    $   61,647    $   15,851        N/A           N/A           N/A

International Value Fund
Advertising ..................    $   12,721    $    4,909    $   17,938        N/A           N/A       $      339
Printing .....................    $  241,674    $   93,263    $  340,826        N/A           N/A       $    6,448
Salaries & Commissions .......    $1,527,733    $  589,560    $2,154,514        N/A           N/A       $   40,759
Broker Servicing .............    $2,460,748    $  949,615    $3,470,315        N/A           N/A       $   65,652
Miscellaneous ................    $1,855,546    $  716,065    $2,616,819        N/A           N/A       $   49,505
TOTAL ........................    $6,098,422    $2,353,412    $8,600,412        N/A           N/A       $  162,703

(1) Because Global Real Estate Fund is new, the Distributor did not incur any distribution expenses in conjunction with the promotion and distribution of the Fund's shares.

SHAREHOLDER SERVES REPRESENTATIVE

      ING Funds Services, LLC serves as Shareholder Services Representative. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

      The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

      Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds at a Glance," "Investment Objective and Investment Strategy" and "More Information About Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

      Each Fund may invest in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

      Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. Asia-Pacific Equity Fund may also invest in long-term U.S. Government securities, money market funds and short-term obligations of foreign governments and their agencies, instrumentalities, authorities, or political subdivisions. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

COMMON STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY SECURITIES

      Each Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Each Fund may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

      Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      As a matter of operating policy, each Fund which comprises ING Mutual Funds will invest no more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      Each Fund which comprises ING Mutual Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

      Asia-Pacific Equity Fund may invest, in the equity securities of certain midcap companies. Midcap companies will tend to be smaller, less established companies and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Midcap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of midcap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

PORTFOLIO HEDGING

      Precious Metals Fund, International Fund, Russia Fund, and Funds which comprise ING Funds Trust may hedge against changes in financial markets, currency rates and interest rates. The Funds may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, it may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.

      Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

      In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

      Risks of Hedging Transactions Outside the United States. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

EURODOLLAR CONVERTIBLE SECURITIES

      Each Fund which comprises ING Mutual Funds and ING Funds Trust may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

      Each Fund which comprises ING Mutual Funds and ING Funds Trust may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

SHORT-TERM INVESTMENTS

      The Funds may invest in the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      Savings Association Obligations. The Funds that comprise ING Mutual Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

      The Funds may invest in fixed-rate and floating or variable-rate U.S. Government securities which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

MUNICIPAL SECURITIES

      The Funds that comprise ING Mutual Funds may invest in debt obligations issued by State and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      The Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

MORAL OBLIGATION SECURITIES

      Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

      The Funds that comprise ING Mutual Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

MUNICIPAL LEASE OBLIGATIONS

      The Funds that comprise ING Mutual Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM MUNICIPAL OBLIGATIONS

      The Funds that comprise ING Mutual Funds may invest in short-term municipal obligations. These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

VARIABLE AND FLOATING RATE INSTRUMENTS

      The Funds that comprise ING Mutual Funds and ING Funds Trust may acquire variable and floating rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser or Sub-Advisers will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

INDEX AND CURRENCY-LINKED SECURITIES

      The Funds that comprise ING Mutual Funds may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

CORPORATE DEBT SECURITIES

      Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

      Russia Fund may invest up to 35% of in short-term and medium-term debt securities. The short-term and medium-term debt securities in which the Fund may invest are foreign and domestic securities, including short-term (less than twelve months to maturity) and medium term (not greater than five years to maturity) obligations issued by the U.S. Government, foreign governments, foreign and domestic corporations and banks, and repurchase agreements.

      With respect to the International Fund, when the Fund's portfolio manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers, the Fund may invest primarily in debt securities.

      Precious Metals Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold, silver and other precious metals. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

HIGH YIELD SECURITIES

      Russia Fund and Precious Metals Fund may invest in high yield securities, which are debt securities that are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Corporation, or of comparable quality if unrated.

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.

Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

      The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Directors/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent the Funds own illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds' investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

DERIVATIVES

      The Funds may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivatives may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In the case of Asia-Pacific Equity Fund it is expected that derivatives will not ordinarily be used, but the Fund may make occasional use of certain derivatives for hedging. For example, Asia-Pacific Equity Fund may purchase put options to attempt to preserve the value of securities that it holds, which it could do by exercising the option if the price of the security falls below the `strike price' for the option. Asia-Pacific Equity Fund will not engage in any other type of options transactions.

BANKING INDUSTRY OBLIGATIONS

      Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may not purchase when-issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

      When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

MORTGAGE-RELATED SECURITIES

      ING Mutual Funds, ING Funds Trust, International Value Fund, International Fund, Russia Fund and Precious Metals Fund may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the GNMA, FNMA, and the FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

      The prices of high coupon U.S. Government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      The Funds indicated above may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act;
(c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

      International Value Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Investment Adviser believes that such investments are consistent with the Fund's investment objective.

      ING Mutual Funds and International Value Fund may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

ADJUSTABLE RATE MORTGAGE SECURITIES

      The Funds that comprise ING Funds Trust may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

GNMA CERTIFICATES

      Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Funds may purchase are the "modified pass-through" type.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

SUBORDINATED MORTGAGE SECURITIES

      Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the funds that comprise ING Mutual Funds and ING Funds Trust may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

      Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

      The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

      Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

      The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

REAL ESTATE SECURITIES

      Each Fund that comprises the Funds Trust may invest in real estate securities. The Funds may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of the Funds' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

ASSET BACKED SECURITIES

      The non-mortgage-related asset-backed securities in which ING Mutual Funds and ING Funds Trust may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

      The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

ZERO COUPON AND PAY-IN-KIND SECURITIES

      International Value and each Fund that comprises Funds Trust may invest in zero coupon securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      These Funds may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

INVESTMENT IN GOLD AND OTHER PRECIOUS METALS

      The Precious Metals Fund's performance and ability to meet its objective will generally be largely dependent on the market value of gold, silver, and other precious metals. The Fund's professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of silver and gold and the equity securities of companies engaged in mining or processing silver and gold ("silver-related securities" and "gold-related securities"). The Fund may also invest in other precious metals, including platinum and palladium. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

      Precious Metals Fund is of the belief that a silver and gold investment medium will, over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, silver and gold have been thought of as the most basic monetary standards. Investments in silver and gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's' belief will be realized or that the investment objective will be achieved.

      To the extent that investments in silver and gold and silver and gold related securities appreciate in value relative to the U.S. dollar, the Funds' investments may serve to offset erosion in the purchasing power of the U.S. dollar.

      Precious Metals Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

      It is anticipated that, except for temporary defensive or liquidity purposes, 80% of the Fund's assets will be invested in precious metals and securities related to precious metals. At least 65% of the Fund's assets will normally be invested in gold bullion and the securities of companies primarily engaged in the exploration, mining, processing, fabrication or distribution of gold. At any time management deems it advisable for defensive or liquidity purposes, the Funds may hold cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

      It is the Investment Adviser's present intention to manage the Fund's investments so that (i) less than half of the value of its portfolio will consist of silver, gold or other precious metals and (ii) more than half of the value of their portfolios will be invested in silver or gold-related securities, including securities of foreign issuers. Although the Fund's Board of Directors present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Funds and their shareholders. The policies set forth in this paragraph are subject to change by the Board of Directors/Trustees of Precious Metals Fund, in its sole discretion.

      Fluctuations in the Price of Gold and Silver. The prices of silver and gold have been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of silver and gold, in turn, is likely to affect the market prices of securities of companies mining or processing silver and gold, and accordingly, the value of the Funds' investments in such securities may also be affected.

      Potential Effect of Concentration of Source of Supply and Control of Sales. The two largest national producers of silver and gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of silver and gold. Under South African law, the only authorized sales agent for silver and gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines silver and gold mining policy. South Africa depends in a certain measure on silver and gold sales for the foreign exchange necessary to finance its imports, and its sales policy is partly subject to national economic and political developments.

      Investments in Silver and Gold Bullion. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, silver and gold bullion earns no income return. Appreciation in the market price of silver and gold is the sole manner in which the Fund will be able to realize gains on its investment in silver and gold bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of silver and gold bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

      International and Domestic Monetary Systems. Substantial amounts of silver and gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in silver and gold, several new markets have developed in the United States. In connection with this legalization of silver ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of silver and gold bullion.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

      Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES

      Each Fund may invest its assets in securities of foreign issuers.

      Asia-Pacific Equity Fund invests primarily in certain foreign securities (including ADRs). International Value Fund may invest up to 25% of its assets and Emerging Countries Fund may invest up to 100% of its assets in issuers located in emerging countries. International Fund may invest up to 35% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These securities may be denominated in either U.S. dollars or in non-U.S. currencies. Asia-Pacific Equity Fund will invest substantially all of its assets in the equity securities of companies based in the Asia-Pacific region. The Asia-Pacific countries include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, although the Fund will not invest in Japan and Australia.

      Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund.

Emerging Markets: The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

International Debt Securities. The Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, the Fund would consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Funds' portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Funds' investment income may be received or realized in foreign currencies, the Funds would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Investing in Developing Asia-Pacific Securities Markets and Economies. The securities markets of developing Asia-Pacific countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asia-Pacific brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements of open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for Asia-Pacific Equity Fund and may have an adverse impact on the investment performance of the Fund. The Fund's investment restrictions permit it to invest up to 15% of its net assets in securities that are determined by the Sub-Adviser to be illiquid.

      The investment objective of Asia-Pacific Equity Fund reflects the belief that the economies of the developing Asia-Pacific countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for many of the developing Asia-Pacific countries. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. In addition, certain developing Asia-Pacific countries, such as the Philippines, are especially large debtors to commercial banks and foreign governments.

      Archaic legal systems in certain developing Asia-Pacific countries also may have an adverse impact on Asia-Pacific Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asia-Pacific countries. Similarly, the rights of investors in Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations.

      Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asia-Pacific countries. For example, some of the currencies of developing Asia-Pacific countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. In addition, as mentioned above, governments of many developing Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

      In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing Asia-Pacific countries, which could affect private sector companies and Asia-Pacific Equity Fund, as well as the value of securities in the Fund's portfolio.

      In addition to the relative lack of publicly available information about developing Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies, inflation accounting rules in some developing Asia-Pacific countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asia-Pacific companies.

      Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in Asia-Pacific Equity Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries, if possible.

      As a result, the Sub-Adviser of Asia-Pacific Equity Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Sub-Adviser of the Fund, have had no or limited prior experience.

Investing in Russian Securities

      For the purposes of Russia Fund section of the prospectus, and this SAI, a Russian company means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

      Russia Fund intends to invest its assets in Russian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

      Under current conditions, Russia Fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less problematic, the Fund will invest a greater percentage of its assets in Russian equity securities.

As further described above, Russia Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the Investment Company Act of 1940, as amended, Russia Fund may hedge up to 100% of its assets when deemed appropriate by the Investment Adviser. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

Foreign Currency Exchange Transactions. Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (taken at market value at the time of investment) in forward foreign currency contracts. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN BANK OBLIGATIONS

      Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

SOVEREIGN DEBT SECURITIES

      Certain Funds may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.

BRADY BONDS

      Certain Funds may invest in Brady bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the

Dominican Republic, Mexico, the Philippines, Uruguay, Jordan, the Ivory Coast, and Venezuela, and may be issued by other emerging countries.

RISKS OF INVESTING IN FOREIGN SECURITIES

      Investments in foreign securities involve certain inherent risks, including the following:

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Funds.

Costs. The expense ratios of the Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

      In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

SECURITIES SWAPS

      The Funds that comprise ING Mutual Funds and ING Funds Trust may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

OPTIONS ON SECURITIES AND SECURITIES INDICES

      Purchasing Put and Call Options. Each Fund (other than Asia-Pacific Equity
Fund) is authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Asia-Pacific Equity Fund may only purchase put options on portfolio securities. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

      If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

      If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

      Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

      Writing Call Options. Certain Funds may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.

The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

      The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      Stock Index Options. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

      The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

      Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

      Limits on Use of Options. A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

      Dealer Options. The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. The Funds that comprise ING Mutual Funds and Global Real Estate Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Forward Currency Contracts. The Funds that invest in foreign securities may enter into forward currency contracts to hedge against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

      Each of the Funds may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.

      Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

      A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

      An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

      In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

      The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations on Futures Contracts and Related Options. The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. No Fund of ING Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

      The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

Risks Relating to Options and Futures Contracts. The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund have insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

      The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

      The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY FUTURES CONTRACTS

      Each Fund (other than Asia-Pacific Equity Fund) may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

      There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future.

Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

      When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INTEREST RATE AND CURRENCY SWAPS

      The Funds that comprise ING Mutual Funds and ING Funds Trust may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

      A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

INTEREST RATE SWAPS

      As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

CROSS-CURRENCY SWAPS

      A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

SWAP OPTIONS

      The Funds indicated above may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

CAPS AND FLOORS

      The Funds indicated above may invest in interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

RISKS ASSOCIATED WITH SWAPS, CAPS AND FLOORS

      The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

NON-HEDGING STRATEGIC TRANSACTIONS

      A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

RESTRICTED AND ILLIQUID SECURITIES

      Each Fund may invest in illiquid, restricted, or not readily marketable securities if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity.

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

OTHER INVESTMENT COMPANIES

      Each Fund may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. The Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

Investment Companies that Invest in Senior Loans. The Funds that comprise Mutual Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the net asset value ("NAV") or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

      There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

REPURCHASE AGREEMENTS

      Each Fund may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

      Precious Metals Fund and International Fund may enter into repurchase agreements with respect to any portfolio securities the Fund may acquire consistent with its investment objectives and policies, but intends to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. Russia Fund, International Fund and Precious Metals Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund. The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board of Directors/Trustees and guidelines adopted by the Board of Directors/Trustees, the Investment Adviser has determined to be liquid.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

      Each of the Funds (except Asia-Pacific Equity Fund) may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks, the Funds which comprise ING Mutual Funds and International Value Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33-1/3% (except Emerging Countries, International Core Growth, International SmallCap Growth and Worldwide Growth Funds which may only lend up to 30%) of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Investment Adviser. No lending may be made with any companies affiliated with the Investment Adviser. Loans of portfolio securities earn income for the Funds and are collateralized by cash or U.S. government securities. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the lending Fund cash or cash equivalent collateral or provide to that Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Fund must terminate the loan and vote the securities. Alternatively, the lending Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. Each Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower at any time. Each lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

LOAN PARTICIPATION AND ASSIGNMENTS

      International Value Fund may invest in loan participation and loan assignments. The Fund's investment in loan participation typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      When the Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its net asset value.

TO BE ANNOUNCED SALE COMMITMENTS

      The Funds that comprise Mutual Funds and International Value Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

FLOATING OR VARIABLE RATE INSTRUMENTS

      International Value Fund and the Funds that comprise ING Funds Trust may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

      A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

      The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

SHORT SALES

      ING Mutual Funds, Precious Metals Fund, International Fund, Russia Fund and International Value Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Directors/Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

DIVERSIFICATION

      Each Fund except Global Real Estate Fund, Precious Metals Fund, and Russia Fund, is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or Sub-Adviser in approximately equal amounts, and the Investment Adviser or Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.

      Non-Diversified Investment Companies. Global Real Estate, Precious Metals Fund, and Russia Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

      Concentration. Global Real Estate, Precious Metals Fund, Russia Fund, Global Communications and Global Technology Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

GUARANTEED INVESTMENT CONTRACTS

      The Funds that comprise Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

PRIVATE FUNDS

      The Funds that comprise Funds Trust may invest in private funds. The Fund may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

BORROWING

      Asia-Pacific Equity may borrow money from banks solely for temporary or emergency purposes, but not in an amount exceeding one-third of the value of its total assets. ING Mutual Funds may each borrow up to 20% of its total assets. International Fund, Russia Fund, and Precious Metals Fund may borrow from banks for temporary emergency purposes, but not in an amount exceeding 5% of its total assets. International Value Fund may borrow from banks but not in an amount exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding. The Funds that comprise ING Funds Trust may borrow from banks up to 33 1/3% of the current value of each Fund's net assets to purchase securities and for temporary and emergency purposes and those borrowings may be secured by a pledge of not more than 33 1/3% of the current value of the Fund's net assets.

      Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      Certain Funds may invest in securities of companies with limited operating histories. The Funds consider these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

INITIAL PUBLIC OFFERINGS

      Global Communications Fund and Global Technology Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

      Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and therefore have a more limited effect on the Funds' performance.

      There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

                             INVESTMENT RESTRICTIONS

      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

         FUNDAMENTAL INVESTMENT RESTRICTIONS -- ASIA PACIFIC EQUITY FUND

      Asia-Pacific Equity Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

      (1) Invest in a security if, with respect to 75% of the total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      (2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

      (3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of companies primarily engaged in any one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (or repurchase agreements with respect thereto);

      (4) Lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies:

            (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

            (b)   enter into repurchase agreements; and

            (c) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

      (5) Borrow money or pledge, mortgage, or hypothecate its assets, (a) except that the Fund may borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) and except that the following shall not be considered a pledge, mortgage, or hypothecation of the Fund's assets for these purposes: entering into reverse repurchase agreements; transactions in options, futures, options on futures, and forward currency contracts; the deposit of assets in escrow in connection with the writing of covered put and call options; and the purchase of securities on a "when-issued" or delayed delivery basis; collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts;

      (6) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

      (7) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the federal securities laws;

      (8) Purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate or securities of companies that deal in real estate or mortgages).

      The Fund is also subject to the following restriction that is not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, the Fund may not:

      (1) Invest in securities that are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its assets, plus the amount of any borrowings for investment purposes, in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

              FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL
                                   VALUE FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      (1) Issue senior securities, except to the extent permitted under the 1940 Act, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding;

      (2) Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

      (3) Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

      (4) Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

      (5) Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts;

      (6) Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements and except for loans of portfolio securities).

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

      (1) Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

      (2) Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

      (3)   Invest more than 15% of its net assets in illiquid securities.

             FUNDAMENTAL INVESTMENT RESTRICTIONS -- ING MUTUAL FUNDS

      The Funds have adopted the following restrictions as fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company
Act).

      The investment objective of each Fund is a fundamental policy. In addition, no Fund may:

      (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

      (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

      (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by the Money Market Fund (not included in this Prospectus) in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

      (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

      (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

      (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

      (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market Fund (not included in this Prospectus).

      (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

      (9) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

      (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      (11) Engage in short sales (other than Worldwide Growth Fund, International Core Growth Fund and International SmallCap Growth
            Fund), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

      (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

      (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

      (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

      (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

      The International SmallCap Growth Fund, a series of Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Emerging Countries Fund, a series of Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of at least three issuers with emerging securities markets. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

            FUNDAMENTAL INVESTMENT RESTRICTIONS -- INTERNATIONAL FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

      (1)   Issue any senior security (as defined in the 1940 Act), except that:
(a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

      (2) Borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

      (3) Act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      (4) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

      (5) Make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (6) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

      (7) Concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

      (8) Purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for

Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). Unless otherwise indicated, the Fund may not:

      (1) Purchase the securities of any other investment company, except as permitted under the 1940 Act;

      (2) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

               FUNDAMENTAL INVESTMENT RESTRICTIONS -- RUSSIA FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

      (1)   Issue any senior security (as defined in the 1940 Act), except that
(a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

      (2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      (3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

      (4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts.

      (5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

      (6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

      (8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). The Fund may not:

      (1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (2) Purchase the securities of any other investment company, except as permitted under the 1940 Act.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      Russia Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

           FUNDAMENTAL INVESTMENT RESTRICTIONS -- PRECIOUS METALS FUND

      The Fund has adopted the following investment restrictions as policies that cannot be changed without approval by the holders of the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (2) more than 50% of the outstanding shares.

      The investment objective of the Fund is a fundamental policy. In addition, the Fund, unless otherwise indicated, may not:

      (1)   Issue any senior security (as defined in the 1940 Act), except that
(a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

      (2) At the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      (3) Concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

      (4) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

      (5) Purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

      (6) Make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (7) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

      (8) Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors (without shareholder approval). The Fund may not:

      (1) Invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (2) Purchase the securities of any other investment company, except as permitted under the 1940 Act.

      The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities related to precious metals. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      Precious Metals Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

             FUNDAMENTAL INVESTMENT RESTRICTIONS -- ING FUNDS TRUST

      The Funds have adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time.

      Each Fund, except as indicated, may not:

      (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

      (4) Invest in companies for the purpose of exercising control or management;

      (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

      (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

      (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents;
(c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) ING Global Technology Fund, ING Global Real Estate Fund and ING Global Communications Fund will concentrate their investments as described in the Prospectus.

      (9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

      (10) Invest more than 15% of the value of a Fund's net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

      In addition, all Funds (except Global Real Estate Fund) are diversified funds. As such, each will not, with respect to 75% of their total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

      Global Real Estate Fund is a non-diversified fund. The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

      Each Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

      If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

      The Global Real Estate Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Global Communications Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of communications companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Global Technology Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities (preferred stock, warrants, and convertible securities) of U.S. and non-U.S. technology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS

      Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for each Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub Advisor determines, subject to the instructions of and review by the Board of Directors/Trustees of the Fund, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

      In placing portfolio transactions, the Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value.

      As permitted by Section 28(e) of the 1934 Act the Investment Adviser or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") Provided the Funds' officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

      While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by the Funds are not reduced because the Adviser or the Sub-Adviser receives such services. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors/Trustees. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

      Brokerage commissions paid by each series of Mutual Funds for previous fiscal years/periods are as follows:

                                             OCTOBER 31                   JUNE 30
                                             ----------                   -------
                                         2001         2000(1)        2000          1999
                                      ----------    ----------    ----------    ----------
International Core Growth Fund        $  598,896    $  695,830    $  627,554    $  337,039
Worldwide Growth Fund                 $3,278,242    $3,185,228    $2,562,446    $  390,084
International SmallCap Growth Fund    $3,040,817    $4,930,390    $3,660,023    $  247,580
Emerging Countries Fund               $  874,727    $3,014,852    $2,767,514    $1,036,293
Asia-Pacific Equity Fund              $   43,614    $   25,834    $  270,650    $  203,029

(1) For the four month period of July 1, 2000 to October 31, 2000. Effective July 26, 2000, the Fund changed its fiscal year end to October 31 from June 30.

      Brokerage commissions paid by the series of Mayflower Trust for previous fiscal years/periods are as follows:

                                FOR THE FISCAL YEARS ENDED OCTOBER 31
                             --------------------------------------------
                                2001             2000             1999
                             ----------       ----------       ----------
International Value Fund     $2,419,761       $2,754,562       $1,316,582

      Brokerage commissions paid by Precious Metals Fund, International Fund and Russia Fund for previous fiscal years/periods are as follows:

                                   October 31
                           --------------------------      December 31
                             2001             2000(1)         1999
                           --------          --------      -----------
Precious Metals Fund       $240,154          $140,353       $389,449
International Fund         $401,140          $167,309       $167,074
Russia Fund                $  4,422(2)       $ 36,454       $ 91,247

(1)   Effective July 26, 2000, the Fund changed its fiscal year end to October
      31. October 2000 numbers represent the ten months from January 1, 2000 to October 31, 2000.
(2) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the preceding fiscal year is due to changes in portfolio management, lower portfolio turnover rate and participation in mostly "principal trades."

      Brokerage commissions paid by the series of Funds Trust for previous fiscal years are as follows:(1)

                                    2001             2000          1999
                                 --------          -------       -------
European Equity Fund             $ 63,430          $56,972       $91,450
Global Communications Fund       $ 90,741               --            --
Global Technology Fund           $157,911(2)       $96,060       $49,574

(1) Because Global Real Estate Fund is new, the Fund paid no brokerage commissions during any of the last three previous fiscal years.
(2) The increase in brokerage commissions paid by the Fund during the fiscal year ended is due to increased portfolio turnover rate.

      Of the total commissions paid during the fiscal year ended October 31, 2001, $841,039 (7.5%) was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

      During the fiscal year ended October 31, 2001, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:

ING INTERNATIONAL VALUE

              Affiliated                  Affiliated      Total Fund        % of      Affiliated   Fund Total      % of
                Broker                     Principal       Principal      Principal   Commission   Commission   Commission
                ------                     ---------       ---------      ---------   ----------   ----------   ----------
Baring International Investment Limited   $17,818,938   $18,027,982,124      0.10%      $20,856    $2,419,761      0.86%
Baring Securities Limited                 $16,813,553   $18,027,982,124      0.09%      $33,845    $2,419,761      1.40%

ING EMERGING COUNTRIES

              Affiliated                  Affiliated      Total Fund        % of      Affiliated   Fund Total      % of
                Broker                     Principal       Principal      Principal   Commission   Commission   Commission
                ------                     ---------       ---------      ---------   ----------   ----------   ----------
ING Baring Securities                      $228,594     $   964,425,052      0.02%      $   803    $  874,727      0.09%

ING EUROPEAN EQUITY

              Affiliated                  Affiliated      Total Fund        % of      Affiliated   Fund Total      % of
                Broker                     Principal       Principal      Principal   Commission   Commission   Commission
                ------                     ---------       ---------      ---------   ----------   ----------   ----------
ING Baring Securities                      $ 24,983     $    49,602,402      0.05%      $     25   $   63,430      0.04%
ING Baring Securities Holdings Limited     $274,008     $    49,602,402      0.55%      $    274   $   63,430      0.43%
ING Furman Selz Investments LLC            $731,324     $    49,602,402      1.47%      $    731   $   63,430      1.15%

      During the fiscal year ended October 31, 2001, the following Fund (or their predecessor master fund) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents: The holdings of securities of such brokers and dealers were as follows as of October 31, 2001.

FUND                  SECURITY DESCRIPTION                  MARKET VALUE
----                  --------------------                  ------------
Worldwide Growth      Goldman Sachs Group, Inc.              $3,681,336
Worldwide Growth      Lehman Brothers Holdings, Inc.         $2,529,630
Worldwide Growth      Morgan Stanley Dean Witter & Co.       $1,012,644

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

         Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

         Class A or Class M shares of the Funds may be purchased at NAV, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

         Class A Shares of the Funds may also be purchased at NAV by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

         Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds ) the Distributor may pay the selling firm 0.25% of the Offering Price.

         Shareholders of ING General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

         The officers, Directors/Trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at NAV without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at NAV without any commission or concession.

         Class A or M shares may also be purchased at NAV by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.

         Class A or Class M shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds ; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Investments, LLC serves as adviser.

         The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

         An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING

Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

         An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

         If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

         The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

         The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

         Shares of the Fund and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

         Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

         Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

         Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days' written notice, to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

         Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

         No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

         The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

         Effective November 1, 2001, International Fund, Asia-Pacific Equity Fund and International Core Growth Fund (each a "Fund" and collectively the "Funds") will impose a 2% redemption fee on Fund Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. A redemption fee of 2% will be charged on the redemption of shares of the Russia Fund held less than 365 days. The fee is not a sales charge
(load); it will be paid directly to the Funds. The redemption fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will apply only to Fund Class A shares purchased on or after November 1, 2001. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds.

REINSTATEMENT PRIVILEGE

         If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B or Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

         A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

    CDSC SCHEDULE FOR SHARES OF THE INTERNATIONAL VALUE FUND PURCHASED BEFORE
                                NOVEMBER 1, 1999

         Effective November 1, 1999, the above listed Fund adopted a new CDSC schedule, as set forth in the prospectus. Class B shares of the Fund purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:

                         Years After You                                 CDSC As A Percentage
                        Bought The Shares                                 of Amount Redeemed
                        -----------------                                 ------------------
                             1st Year                                            5.00%
                             2nd Year                                            4.00%
                             3rd Year                                            3.00%
                             4th Year                                            2.00%
                             5th Year                                            2.00%
                          After 5th Year                                          ---

         Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of the Funds that comprise ING Funds Trust (except Global Real Estate Fund) in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other ING Funds. Shareholders of the Funds that comprise ING Funds Trust that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

                                                                          TIME PERIOD
                                                                        DURING WHICH CDSC
                                                CDSC                        APPLIES
CDSC on Purchases of:                          BEFORE                       BEFORE
                                              11/06/00                     11/06/99

$1,000,000 to $2,499,999                       1.00%                       12 Months
$2,500,000 to $4,999,999                       1.00%                       12 Months
$5,000,000 and over                            1.00%                       12 Months

DEALER COMMISSIONS AND OTHER INCENTIVES

         In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price.

         In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                                               DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
             AMOUNT OF TRANSACTION                   CLASS A                           CLASS M
             ---------------------                   -------                           -------
               Less than $50,000                      5.75%                             3.50%
               $50,000 - $99,999                      4.50%                             2.50%
              $100,000 - $249,999                     3.50%                             1.50%
              $250,000 - $499,000                     2.50%                             1.00%
              $500,000 - $999,999                     2.00%                             None
              $1,000,000 and over                   See below                           None

         The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:

                                                              DEALER COMMISSION AS A PERCENTAGE OF
                 AMOUNT OF TRANSACTION                                      AMOUNT INVESTED
                 ---------------------                                      ---------------
                 $1,000,000 to $2,499,000                                         1.00%
                 $2,500,000 to $4,999,999                                         0.50%
                 $5,000,000 and over                                              0.25%

         Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

         The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

         The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this SAI.

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors/Trustees as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The Long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

         Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

         Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

         The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's NAV is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors/Trustees.

         The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the New York Stock Exchange, as supplied by Precious Metals Fund's custodian bank or other broker-dealers or banks approved by Precious Metals Fund and Silver Fund, on each date that the Exchange is open for business.

         Foreign securities markets may close before a Fund determines its NAV. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of the Fund's Board of Directors/Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

         In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         The per share net asset value of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class
C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

         Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

         Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

         Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

         As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

         For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act , as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

         All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

         For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

         Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. State Street Bank and Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

         Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

         As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

         (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

         (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

         (3) ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

         (4) Telephone redemption requests must meet the following conditions to be accepted by ING Funds :

                  (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty
                           (30) days.

                  (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

                  (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

                  (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

                  (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

         (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

         (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

         (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

         (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

         (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

         (10) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

         You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

         During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

         As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the ING Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the ING Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

TAX LOSS CARRY-FORWARDS

         Tax loss carry-forwards were the following as of October 31, 2001(1):

                      FUND                              AMOUNT               EXPIRATION DATES
                      ----                              ------               ----------------
Asia-Pacific Equity Fund                             $25,917,423               2006 to 2009
Emerging Countries Fund                              $80,186,243               2006 to 2009
European Equity Fund                                   $673,633                    2009
Global Communications Fund                           $64,104,971               2008 to 2009
Global Technology Fund                               $61,991,041                   2009
International Core Growth Fund                        $9,678,221                   2009
International Fund                                   $11,054,933                   2009
International SmallCap Growth Fund                   $180,545,805              2008 to 2009
International Value Fund                                  --                        --
Precious Metals Fund                                 $89,116,544               2002 to 2009
Russia Fund                                          $72,439,571               2006 to 2009
Worldwide Growth Fund                                $149,013,843              2008 to 2009


(1) Global Real Estate Fund does not have tax loss carry-forwards for the fiscal year ended October 31, 2001 because the Fund is new.

DISTRIBUTIONS

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

         Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

PURCHASES IN-KIND OF THE INTERNATIONAL VALUE FUND

         Investors may, subject to the approval of the International Value Fund, the Investment Adviser and Brandes, purchase shares of the International Value Fund with liquid securities that are eligible for purchase by the Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Investment Adviser or Brandes intends to retain the securities in the Fund as an investment. The Fund reserves the right amend or terminate this practice at any time.

REDEMPTIONS

         The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

EXCHANGES

         The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

         Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING reserves the right to reject any exchange request.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

         You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION FEATURE

         Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative NAVs of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Information

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                 P(1 + T)= ERV

Where:
              P =     a hypothetical initial payment of $1,000,
              T =     the average annual total return,
              n  =    the number of years, and
            ERV =     the ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the period.

         All total return figures assume that all dividends are reinvested when paid.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                       n
                                 P(1+T) = ATV
                                             D

Where:
              P =     a hypothetical initial payment of $1,000,

              T = the average annual total return (after taxes on distributions),

              n =     the number of years, and

           ATV  =     ending value of a hypothetical $1,000 payment made at the
              D       beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                P(1 + T) = ATV
                                              DR

Where:
              P =     a hypothetical initial payment of $1,000,

              T =     the average annual total return (after taxes on
                      distributions),
              n =     the number of years, and

          ATV   =     ending value of a hypothetical $1,000 payment made at the
             DR       beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

         Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                                            a - b    6
                                Yield= 2[( ------ +1)  - 1]
                                            cd

where

     a =    dividends and interest earned during the period,
     b =    expenses accrued for the period (net of reimbursements),
     c =    the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d =    the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of

30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

         Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, and Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

         The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended October 31, 2001, if applicable, and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to October 31, 2001, is as follows:

                                               1 Year        5 Year      10 Year     Since Inception    Inception Date
                                               ------        ------      -------     ---------------    --------------
Asia-Pacific Equity Fund
Class A                                        -37.40        -21.00         --           -17.14             9/1/95
Class A (after taxes on distributions)         -37.86        -21.11         --           -17.26
Class A (After taxes on distributions and      -22.64        -14.92         --           -12.13
sale of fund shares)
Class B                                        -37.14        -20.97         --           -16.96             9/1/95
Class M                                        -36.06        -21.04         --           -17.25             9/1/95

International Core Growth Fund
Class A                                        -30.79          --           --            5.11              2/28/97
Class A (after taxes on distributions)         -32.15          --           --            3.91
Class A (After taxes on distributions and      -17.72          --           --            3.79
sale of fund shares)
Class B                                        -30.54          --           --            5.39              2/28/97
Class C                                        -27.83          --           --            5.63              2/28/97
Class Q                                        -26.26          --           --            6.76              2/28/97

Worldwide Growth Fund
Class A                                        -42.32         8.54          --            10.16             4/19/93
Class A (after taxes on distributions)         -43.17         4.86          --            7.68
Class A (After taxes on distributions and      -25.32         5.88          --            7.69
sale of fund shares)
Class B                                        -42.12         8.88          --            10.46             5/31/95
Class C                                        -39.78         9.14          --            10.23             4/19/93
Class Q                                        -38.56        10.13          --            10.45             8/31/95

International SmallCap Growth Fund
Class A                                        -38.08        14.49          --            11.65             8/31/94
Class A (after taxes on distributions)         -39.48        12.71          --            10.36
Class A (After taxes on distributions and      -22.07        11.61          --            9.44
sale of fund shares)
Class B                                        -37.62        14.97          --            14.43             5/31/95
Class C                                        -35.23        15.15          --            11.78             8/31/94
Class Q                                        -34.11        16.14          --            15.33             8/31/95

Emerging Countries Fund
Class A                                        -31.51        -4.40          --            -0.19            11/28/94
Class A (after taxes on distributions)         -31.51        -5.03          --            -0.71
Class A (After taxes on distributions and      -19.19        -3.67          --            -0.35
sale of fund shares)
Class B                                        -31.34        -4.10          --            0.16              5/31/95

                                               1 Year        5 Year      10 Year     Since Inception    Inception Date
                                               ------        ------      -------     ---------------    --------------
Class C                                        -28.49        -3.74          --            -0.17            11/28/94
Class Q                                        -27.01        -2.84          --            0.04              8/31/95

International Value Fund
Class A                                        -20.74        11.30          --            11.24             3/06/95
Class A (after taxes on distributions)         -23.28         9.57          --            9.91
Class A (After taxes on distributions and      -10.90         8.86          --            9.04
sale of fund shares)
Class B                                        -20.17          --           --            9.55              4/17/97
Class C                                        -17.25        11.85          --            11.49             3/06/95
Class I                                          --            --           --           -11.09             6/18/01
Class Q                                        -15.80        -11.68         --             --               1/24/00

Precious Metals Fund
Class A(1)                                      26.75        -13.57       -3.39                             12/3/75
Class A (after taxes on distributions)          26.67        -14.37       -4.11
Class A (After taxes on distributions and       16.28        -10.35       -2.79
sale of fund shares)

International Fund
Class A(1)                                     -25.88         4.30          --            5.43              1/03/94
Class A (after taxes on distributions)         -27.70         0.24          --            2.50
Class A (After taxes on distributions and      -14.71         2.23          --            3.46
sale of fund shares)
Class B                                        -25.33          --           --           -27.31             8/22/00
Class C                                        -22.70          --           --           -21.81             9/15/00
Class I                                          --            --           --             --
Class Q                                          --            --           --           -18.10             2/26/01

Russia Fund
Class A(1)                                      5.93         -1.89          --            -4.24             7/3/96
Class A (after taxes on distributions)          5.93         -3.31          --            -5.54
Class A (After taxes on distributions and       3.61         -2.09          --            -3.86
sale of fund shares)

European Equity Fund
Class A                                        -30.62          --           --            -8.18            12/15/98
Class A (after taxes on distributions)         -31.27          --           --            -8.84
Class A (After taxes on distributions and      -17.74          --           --            -6.42
sale of fund shares)
Class B                                        -30.37          --           --            -7.83            12/15/98
Class C                                        -27.64          --           --            -7.07            12/15/98

                                               1 Year        5 Year      10 Year     Since Inception    Inception Date
                                               ------        ------      -------     ---------------    --------------
Global Technology Fund
Class A                                        -69.43          --           --            -5.77            12/15/98
Class A (after taxes on distributions)         -72.29          --           --            -9.37
Class A (After taxes on distributions and      -36.34          --           --            -0.57
sale of fund shares)
Class B                                        -68.88          --           --            -5.07            12/15/98
Class C                                        -68.11          --           --            -4.53            12/15/98

Global Communications Fund
Class A                                        -77.55          --           --           -66.13             3/1/00
Class A (after taxes on distributions)         -77.55          --           --           -66.13
Class A (After taxes on distributions and      -47.23          --           --           -48.40
sale of fund shares)
Class B                                        -77.52          --           --           -65.99             3/1/00
Class C                                        -76.61          --           --           -65.15             3/1/00

Global Real Estate Fund
Class A                                          N/A          N/A          N/A             --               11/1/01
Class A (after taxes on distributions)           N/A          N/A          N/A
Class A (After taxes on distributions and        N/A          N/A          N/A
sale of fund shares)
Class B                                          N/A          N/A          N/A             --               11/1/01
Class C                                          N/A          N/A          N/A             --               11/1/01
Class Q                                          N/A          N/A          N/A             --               11/1/01


(1) Prior to July 26, 2000, Lexington Manatement Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's shares were classified as "Class A" shares.

         Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

         In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC. or affiliates of the Company, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds;
(v) the past performance of other funds managed by the Investment Adviser; and
(vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

         The authorized capital stock of Advisory Funds consists of 1,000,000,000 shares having par value of $.01 per share. The authorized capital of Mutual Funds and Mayflower Trust, is in each case an unlimited number of shares of beneficial interest. The authorized capital of International Fund consists of 500,000,000 shares having par value of $.001 per share. The authorized capital of Russia Fund consists of 500,000,000 shares having par value of $.001 per share. The authorized capital of Precious Metals Fund consists of 500,000,000 shares having par value of $.001 per share. The authorized capital of ING Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Funds have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board of Directors/Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

         The Board of Directors/Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors/Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

         The cash and securities owned by each of the Funds are held by Brown Brothers Harriman & Co. 40 Water Street, Boston, Massachusetts 02109-3661, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL

         Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent public accountants for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. PricewaterhouseCoopers LLP is located at 1670 Broadway, Suite 1000, Denver, CO 80202-4870. PricewaterhouseCoopers LLP will serve as independent accountants for the fiscal year 2002.

OTHER INFORMATION

         Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this SAI omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

         Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

         Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

DECLARATION OF TRUST

         Mayflower Trust is organized as Massachusetts business trust. The Declaration of Trust of this Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to the designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

         The financial statements from the Funds' October 31, 2001 Annual Report are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180
                                  March 1, 2002

                                ING EQUITY TRUST
                             ING Biotechnology Fund
                          ING MidCap Opportunities Fund
                              ING MidCap Value Fund
                             ING SmallCap Value Fund

                        ING FINANCIAL SERVICES FUND, INC.
                           ING Financial Services Fund

                                 ING FUNDS TRUST
                                ING Internet Fund
                          ING Tax Efficient Equity Fund

                       ING LARGE COMPANY VALUE FUND, INC.
                          ING Large Company Value Fund

                          ING GROWTH OPPORTUNITIES FUND
                          ING Growth Opportunities Fund

                           ING INVESTMENT FUNDS, INC.
                                ING MagnaCap Fund

                               ING MAYFLOWER TRUST
                             ING Growth + Value Fund
                        ING Research Enhanced Index Fund

                                ING MUTUAL FUNDS
                              ING Convertible Fund
                           ING Equity and Income Fund
                            ING LargeCap Growth Fund
                             ING MidCap Growth Fund
                            ING SmallCap Growth Fund

                         ING SMALLCAP OPPORTUNITIES FUND
                         ING SmallCap Opportunities Fund

         This Statement of Additional Information ("SAI") relates to each series (each a "Fund" and collectively, the "ING Funds") of each investment company listed above (each a "Company"). A Prospectus or Prospectuses (the "Prospectus") for the ING Funds (except the ING MidCap Value Fund and SmallCap Value Fund), dated March 1, 2002, and a Prospectus for the ING MidCap Value Fund and ING SmallCap Value Fund, dated January 31, 2002, which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' Principal Underwriter, ING Funds Distributor, Inc., at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses noted above, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Reports dated May 31, 2001, and the ING Funds' Semi-Annual Reports dated November 30, 2001, are incorporated herein by reference. Copies of each ING Fund's Prospectus and Annual or Semi-Annual Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
HISTORY OF THE ING FUNDS...................................................................................     2


MANAGEMENT OF THE ING FUNDS................................................................................     5


INVESTMENT ADVISER FEES....................................................................................    25


EXPENSE LIMITATION AGREEMENTS..............................................................................    34


RULE 12b-1 PLANS...........................................................................................    37


CODE OF ETHICS.............................................................................................    43


SUPPLEMENTAL DESCRIPTION OF INVESTMENTS....................................................................    43


INVESTMENT RESTRICTIONS....................................................................................    88


PORTFOLIO TRANSACTIONS.....................................................................................   105


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................................................   110


DETERMINATION OF SHARE PRICE...............................................................................   117


SHAREHOLDER INFORMATION....................................................................................   119


SHAREHOLDER SERVICES AND PRIVILEGES........................................................................   119


DISTRIBUTIONS..............................................................................................   122


TAX CONSIDERATIONS.........................................................................................   123


CALCULATION OF PERFORMANCE DATA............................................................................   130


GENERAL INFORMATION........................................................................................   139


FINANCIAL STATEMENTS.......................................................................................   142

                            HISTORY OF THE ING FUNDS

ING EQUITY TRUST

         ING Equity Trust ("Equity Trust") is a Massachusetts business trust registered as an open-end, diversified management investment company. Equity Trust was organized in June of 1998. The Company currently consists of six separate diversified investment funds, and the following four are discussed in this SAI: ING Biotechnology Fund ("Biotechnology Fund"), ING MidCap Opportunities Fund ("MidCap Opportunities Fund"), ING MidCap Value Fund ("MidCap Value Fund") and the ING SmallCap Value Fund ("SmallCap Value Fund"). On November 1, 1999, the name of Equity Trust was changed from the "Northstar Equity Trust," and MidCap Opportunities Fund was changed from "Northstar Mid-Cap Growth Fund." On March 1, 2002, the name of Equity Trust was changed from "Pilgrim Equity Trust," and the name of MidCap Opportunities Fund was changed from "Pilgrim MidCap Opportunities Fund."

ING FINANCIAL SERVICES FUND, INC.

         ING Financial Services Fund, Inc. ("Financial Services Fund") is a Maryland corporation registered as an open-end, diversified management investment company. Financial Services Fund was organized in November 1985 and changed its name from "Pilgrim Regional BankShares, Inc." to "Pilgrim America Bank and Thrift Fund, Inc." in April, 1996. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund, and since October 17, 1997, the Fund has operated as an open-end fund. On November 16, 1998, the name of the Fund was changed to "Pilgrim Bank and Thrift Fund." On May 22, 2001, the name of the Fund was changed to "Pilgrim Financial Services Fund." On March 1, 2002, the name of Financial Services Fund was changed from "Pilgrim Financial Services Fund."

ING FUNDS TRUST

         ING Funds Trust ("Funds Trust") is a Delaware business trust registered as an open-end, diversified management investment company. ING Funds Trust was organized on July 30, 1998. The Company currently consists of 11 separate diversified investment funds, each with its own investment objective and policy, two of which, ING Internet Fund ("Internet Fund") and ING Tax-Efficient Equity Fund ("Tax-Efficient Equity Fund") are discussed in this SAI.

         On February 28, 2001, the name of Funds Trust was changed from "ING Funds Trust" to "Pilgrim Funds Trust," and the names of "ING Tax Efficient Equity Fund" and "ING Internet Fund" were changed to "Pilgrim Tax Efficient Equity Fund" and "Pilgrim Internet Fund," respectively. On March 1, 2002, the name of Funds Trust was changed from "Pilgrim Funds Trust" and the names of Internet Fund and Tax-Efficient Equity Fund were changed from "Pilgrim Tax Efficient Equity Fund" and "Pilgrim Internet Fund," respectively.

ING GROWTH OPPORTUNITIES FUND

         ING Growth Opportunities Fund ("Growth Opportunities Fund") is a Massachusetts business trust registered as an open-end, diversified management investment company. Growth Opportunities Fund was organized in 1986. On November 1, 1999, the name of Growth Opportunities Fund was changed from "Northstar Growth Fund" (formerly Advantage Growth Fund) to "Pilgrim Growth Opportunities Fund." On March 1, 2002, the name of Growth Opportunities Fund was changed from "Pilgrim Growth Opportunities Fund."

ING INVESTMENT FUNDS, INC.

         ING Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end, diversified management investment company. Investment Funds was organized in July 1969. The Company currently consists of two separate diversified investment funds, each with its own investment objective and policy, one of which, the ING MagnaCap Fund ("MagnaCap Fund") is discussed in this SAI.

         On July 14, 1995, the name of Investments Funds was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund." On November 16, 1998, the name of the Investments Funds became "Pilgrim Investment Funds, Inc.," and the name of MagnaCap Fund became "Pilgrim MagnaCap Fund." On March 1, 2002, the name of Investment Funds was changed from "Pilgrim Investment Funds, Inc." and the name of MagnaCap Fund was changed from "Pilgrim MagnaCap Fund."

ING LARGE COMPANY VALUE FUND, INC.

         ING Large Company Value Fund, Inc. ("Large Company Value Fund") is a Maryland corporation registered as an open-end, diversified management investment company. Large Company Value Fund was organized in April 1991. The Company was originally organized as a New Jersey corporation on February 11, 1959. On July 26, 2000, the name of the Company was changed from "Lexington Growth and Income Fund, Inc." to "Pilgrim Growth and Income Fund, Inc." On March 1, 2002, the name of Large Company Value Fund was changed from "Pilgrim Growth and Income Fund, Inc."

ING MAYFLOWER TRUST

         ING Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end, diversified management investment company. Mayflower Trust currently consists of three separate diversified investment funds, two of which are discussed in this SAI. Mayflower Trust was organized in 1993. ING Growth + Value Fund ("Growth + Value Fund") was organized in 1996. ING Research Enhanced Index Fund ("Research Enhanced Index Fund") was organized in 1998.

         On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust) to "Pilgrim Mayflower Trust", and the names of the "Northstar Growth + Value Fund" and "Northstar Research Enhanced Index Fund" were changed to "Pilgrim Growth + Value Fund" and "Pilgrim Research Enhanced Index Fund," respectively. On March 1, 2002, the name of Mayflower Trust was changed from "Pilgrim Mayflower Trust," and the names of Growth + Value Fund and Research Enhanced Index Fund were changed from "Pilgrim Growth + Value Fund" and "Pilgrim Research Enhanced Index Fund," respectively.

ING MUTUAL FUNDS

         ING Mutual Funds ("Mutual Funds") is a Delaware business trust registered as an open-end, diversified management investment company. The Trust was organized in 1992. Prior to a reorganization of the Trust, which became effective on July 24, 1998 (the "Reorganization"), the Trust offered Shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The Reorganization eliminated this two-tiered "master-feeder" structure. Mutual Funds consists of twelve separate diversified investment funds, five of which are discussed in this SAI.

         On March 15, 1999, the name of the Trust was changed from "Nicholas-Applegate Mutual Funds," and the names of the Funds were changed as follows:

Old Name                                                     New Name
--------                                                     --------
Nicholas-Applegate Large Cap Growth Fund                     Pilgrim Large Cap Growth Fund
Nicholas-Applegate Mid Cap Growth Fund                       Pilgrim Mid Cap Growth Fund
Nicholas-Applegate Small Cap Growth Fund                     Pilgrim Small Cap Growth Fund
Nicholas-Applegate Convertible Fund                          Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund                      Pilgrim Balanced Fund


         On May 24, 1999, the names of the following Funds were changed as follows:

Old Name                                                       New Name
--------                                                       --------
Pilgrim Large Cap Growth Fund                                  Pilgrim LargeCap Growth Fund
Pilgrim Mid Cap Growth Fund                                    Pilgrim MidCap Growth Fund
Pilgrim Small Cap Growth Fund                                  Pilgrim SmallCap Growth Fund



         On March 1, 2002, the name of "ING Mutual Funds" was changed from "Pilgrim Mutual Funds," and the names of the Funds were changed as follows:

Old Name                                                     New Name
--------                                                     --------
Pilgrim LargeCap Growth Fund                                 ING LargeCap Growth Fund
Pilgrim MidCap Growth Fund                                   ING MidCap Growth Fund
Pilgrim SmallCap Growth Fund                                 ING SmallCap Growth Fund
Pilgrim Convertible Fund                                     ING Convertible Fund
Pilgrim Balanced Fund                                        ING Equity and Income Fund

ING SMALLCAP OPPORTUNITIES FUND

         ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund") is a Massachusetts business trust registered as an open-end, diversified management investment company. SmallCap Opportunities Fund was organized in 1986. On November 1, 1999, the name of SmallCap Opportunities Fund was changed from "Northstar Special Fund" (formerly Advantage Special Fund) to "Pilgrim SmallCap Opportunities Fund." On March 1, 2002, the name of the Fund was changed from "Pilgrim SmallCap Opportunities Fund."

                          MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE FUNDS

         Set forth in the table below is information about each Director/Trustee of the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                         TERM OF                                                        NUMBER OF
                                        POSITION(S)      OFFICE AND        PRINCIPAL OCCUPATION(S) DURING THE PAST 5   PORTFOLIOS IN
       NAME, ADDRESS AND AGE            HELD WITH        LENGTH OF                     YEARS                           FUND COMPLEX
                                          FUND             TIME                                                         OVERSEEN BY
                                                         SERVED(1)                                                       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
PAUL S. DOHERTY                      Director/Trustee   10-29-99 to    President, Doherty, Wallace, Pillsbury and          106
7337 E. Doubletree Ranch Rd.                            Present        Murphy, P.C., Attorneys (1996-2001).
Scottsdale, Arizona 85258
Age:  67
------------------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                    Director/Trustee   2-22-02 to     President and Chief Executive Officer of            106
Bankers Trust Company, N.A.                             Present        Bankers Trust Company, N.A. (1992 to
665 Locust Street                                                      present).
Des Moines, IA 50304
Age:  56
------------------------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN                Director/Trustee   2-22-02 to     President of the College of New Jersey              106
College of New Jersey                                   Present        (1999 to present); Executive Vice President
P.O. Box 7718                                                          and Provost at Drake University (1992 to
Ewing, NJ 08628                                                        1998).
Age:  53
------------------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                        Director/Trustee   10-29-99 to    Retired.  Mr. May was formerly Managing             106
7337 E. Doubletree Ranch Rd.                            Present        Director and Director of Marketing for
Scottsdale, Arizona 85258                                              Piper Jaffray, Inc., an investment
Age:  65                                                               banking/underwriting firm.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------

                                    OTHER DIRECTORSHIPS HELD BY
       NAME, ADDRESS AND AGE                 DIRECTOR


------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
------------------------------------------------------------------
PAUL S. DOHERTY                  Mr. Doherty is a Trustee of the
7337 E. Doubletree Ranch Rd.     GCG Trust (February 2002 to
Scottsdale, Arizona 85258        present)
Age:  67
----------------------------------------------------------------
J. MICHAEL EARLEY                Mr. Earley is a Trustee of the GCG
Bankers Trust Company, N.A.      Trust (1997 to present).
665 Locust Street
Des Moines, IA 50304
Age:  56
----------------------------------------------------------------
R. BARBARA GITENSTEIN            Dr. Gitenstein is a Trustee of the
College of New Jersey            GCG Trust (1997 to present).
P.O. Box 7718
Ewing, NJ 08628
Age:  53
----------------------------------------------------------------
WALTER H. MAY                    Mr. May is a Trustee of the Best
7337 E. Doubletree Ranch Rd.     Prep Charity (1991 to present) and
Scottsdale, Arizona 85258        the GCG Trust (February 2002 to
Age:  65                         present)
----------------------------------------------------------------

----------------
(1) Directors/Trustees serve until their successors are duly elected and qualified.

------------------------------------------------------------------------------------------------------------------------------------
                                                         TERM OF                                                         NUMBER OF
                                        POSITION(S)      OFFICE AND        PRINCIPAL OCCUPATION(S) DURING THE PAST 5   PORTFOLIOS IN
       NAME, ADDRESS AND AGE            HELD WITH        LENGTH OF                     YEARS                           FUND COMPLEX
                                          FUND             TIME                                                         OVERSEEN BY
                                                         SERVED(1)                                                       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON                          Director/Trustee   8-28-95 to     Private Investor.  Mr. Patton is Director           106
7337 E. Doubletree Ranch Rd.                            Present        and Chief Executive Officer of Rainbow
Scottsdale, Arizona 85258                                              Multimedia Group, Inc. (January 1999 to
Age:  56                                                               present) and President and co-owner of
                                                                       StockVal, Inc. (November 1992 to June 1997).





------------------------------------------------------------------------------------------------------------------------------------

DAVID W.C. PUTNAM                    Director/Trustee   10-29-99 to    President and Director of F.L. Putnam               106
7337 E. Doubletree Ranch Rd.                            Present        Securities Company, Inc. and its
Scottsdale, Arizona 85258                                              affiliates.  Mr. Putnam is also President,
Age:  62                                                               Secretary and Trustee of The Principled
                                                                       Equity Market Fund.
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------

                                      OTHER DIRECTORSHIPS HELD BY
       NAME, ADDRESS AND AGE                   DIRECTOR


----------------------------------------------------------------------------------
JOCK PATTON                        Mr. Patton is a Trustee of the GCG
7337 E. Doubletree Ranch Rd.       Trust (February 2002 to present).
Scottsdale, Arizona 85258          He is also Director of Hypercom
Age:  56                           Corporation (since January 1999);
                                   JDA Software Group, Inc. (since
                                   January 1999); Buick of
                                   Scottsdale, Inc., National
                                   Airlines, Inc.; BG Associates,
                                   Inc.; BK Entertainment, Inc.; and
                                   Arizona Rotorcraft, Inc.
----------------------------------------------------------------------------------

DAVID W.C. PUTNAM                  Mr. Putnam is a Director of F.L.
7337 E. Doubletree Ranch Rd.       Putnam Securities Company, Inc.
Scottsdale, Arizona 85258          (June 1978 to present); F.L.
Age:  62                           Putnam Investment Management
                                   Company (December 2001 to present); Asian
                                   American Bank and Trust Company (June 1992 to
                                   present); and Notre Dame Health Care Center
                                   (1991 to present). He is also a Trustee of
                                   The Principled Equity Markets Fund (November
                                   1996 to present); Progressive Capital
                                   Accumulation Trust (August 1998 to present);
                                   Anchor International Bond Trust (December
                                   2000 to present); F.L. Putnam Foundation
                                   (December 2000 to present); Mercy Endowment
                                   Foundation (1995 to present); and an Honorary
                                   Trustee of Mercy Hospital (1973 to present).
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TERM OF                                                      NUMBER OF
                                        POSITION(S)        OFFICE AND      PRINCIPAL OCCUPATION(S) DURING THE PAST 5   PORTFOLIOS IN
       NAME, ADDRESS AND AGE            HELD WITH          LENGTH OF                   YEARS                           FUND COMPLEX
                                          FUND               TIME                                                       OVERSEEN BY
                                                           SERVED(1)                                                     DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE                      Director/Trustee   2-26-01 to     General Partner of Huntington Partners, an          106
7337 E. Doubletree Ranch Rd.                            Present        investment partnership (1997 to present).
Scottsdale, Arizona 85258                                              Mr. Rieke was formerly Chairman and Chief
Age:  68                                                               Executive Officer of Firstar Trust Company
                                                                       (1973 to 1996).  Mr. Rieke was formerly the
                                                                       Chairman of the Board and a Trustee of each
                                                                       of the former ING Funds (1998 to 2001).
------------------------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                     Director/Trustee   2-22-02 to     President of Spingwell Corporation, a               106
Springwell Corporation                                  Present        corporate advisory firm (1989 to present).
230 Park Avenue, 26th Floor                                            Mr. Vincent was formerly a director of
New York, NY 10169                                                     Tatham Offshore, Inc. (1996 to 2000).
Age: 56
------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER                 Director/Trustee   2-26-01 to     Vice President of the Channel Corporation,          106
7337 E. Doubletree Ranch Rd.                            Present        an importer of specialty alloy aluminum
Scottsdale, Arizona 85258                                              products (1996 to present).  Mr. Wedemeyer
Age:  65                                                               was formerly Vice President of Performance
                                                                       Advantage, Inc. (1992 to 1996), and Vice
                                                                       President, Operations and Administration,
                                                                       of Jim Henson Productions (1979 to 1997).
                                                                       Mr. Wedemeyer was a Trustee of each of the
                                                                       Funds managed by ING Investment Management
                                                                       Co. LLC.
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
R. GLENN HILLIARD(2)                 Director/Trustee   2-26-02 to     Mr. Hilliard is Chairman and CEO of ING             106
ING Americas                                            Present        Americas and a member of its Americas
5780 Powers Ferry Road, NW                                             Executive Committee (1999 to present). Mr.
Atlanta, GA 30327                                                      Hilliard was formerly Chairman and CEO of
Age:  59                                                               ING North America, encompassing the U.S.,
                                                                       Mexico and Canada regions (1994-1999). He
                                                                       is founding chairman and Chairman
                                                                       Emeritus of the Foothills Trail
                                                                       Conference and founding chairman and
                                                                       member of the Board of Visitors for the
                                                                       South Carolina Governor's School for the
                                                                       Arts. He is a member of the American and
                                                                       South Carolina Bar Associations, the
                                                                       American
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------

                                      OTHER DIRECTORSHIPS HELD BY
       NAME, ADDRESS AND AGE                   DIRECTOR


------------------------------------------------------------------
BLAINE E. RIEKE                  Mr. Rieke is a Director/Trustee
7337 E. Doubletree Ranch Rd.     of  the Morgan Chase Trust Co.
Scottsdale, Arizona 85258        (January 1998 to present) and a
Age:  68                         Trustee of the GCG Trust (February
                                 2002 to present)


------------------------------------------------------------------
ROGER B. VINCENT                 Mr. Vincent is a Trustee of the
Springwell Corporation           GCG Trust.  He also is a Director
230 Park Avenue, 26th Floor      of AmeriGas Propane, Inc. (1998 to
New York, NY 10169               present).
Age: 56
------------------------------------------------------------------
RICHARD A. WEDEMEYER             Mr. Wedemeyer is a Trustee of the
7337 E. Doubletree Ranch Rd.     First Choice Funds ( 1997 to
Scottsdale, Arizona 85258        2001); Touchstone Consulting Group
Age:  65                         (1997 to present) and the GCG
                                 Trust (February 2002 to present)


------------------------------------------------------------------
DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"
------------------------------------------------------------------
R. GLENN HILLIARD(2)             Serves as a member of the Board of
ING Americas                     Directors of the Clemson
5780 Powers Ferry Road, NW       University Foundation, the Board
Atlanta, GA 30327                of Councilors for the Carter
Age:  59                         Center, a trustee of the Woodruff
                                 Arts Center and sits on the Board
                                 of Directors for the High Museum
                                 of Art.  Mr. Hilliard is also a
                                 Trustee of the GCG Trust.
------------------------------------------------------------------


(2) Mr. Hilliard is an "interested person," as defined by the 1940 Act, because of his relationship with ING Americas, an affiliate of ING Investments, LLC.

------------------------------------------------------------------------------------------------------------------------------------
                                                           TERM OF                                                      NUMBER OF
                                        POSITION(S)        OFFICE AND      PRINCIPAL OCCUPATION(S) DURING THE PAST 5   PORTFOLIOS IN
       NAME, ADDRESS AND AGE            HELD WITH          LENGTH OF                   YEARS                           FUND COMPLEX
                                          FUND               TIME                                                       OVERSEEN BY
                                                           SERVED(1)                                                     DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Council of
                                                                       Life Insurers (ACLI), the International
                                                                       Insurance Society (IIS), the Organization
                                                                       for International Investment (OFII),
                                                                       graduated from the Young President's
                                                                       Organization to the World's President's
                                                                       Organization and is a member of the
                                                                       International Business Fellows.
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(3)               Director/Trustee   2-26-01 to     General Manager and Chief Executive Officer         106
7337 E. Doubletree Ranch Rd.                            Present        of ING U.S. Worksite Financial Services
Scottsdale, Arizona 85258                                              (since December 2000).  Mr. McInerney was
Age:  45                                                               formerly President of Aetna Financial
                                                                       Services (August 1997 to December 2000),
                                                                       head of National Accounts and Core Sales
                                                                       and Marketing for Aetna U.S. Healthcare
                                                                       (April 1996 to March 1997), head of
                                                                       Corporate Strategies for Aetna Inc. (July
                                                                       1995 to April 1996), and held a variety
                                                                       of line and corporate staff positions
                                                                       since 1978. Mr. McInerney is Chairman of
                                                                       Concerned Citizens for Effective
                                                                       Government.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------

                                      OTHER DIRECTORSHIPS HELD BY
       NAME, ADDRESS AND AGE                   DIRECTOR


------------------------------------------------------------------








-----------------------------------------------------------------------
THOMAS J. MCINERNEY(3)          Director of the Ameribest Life
7337 E. Doubletree Ranch Rd.    Insurance Co.  Equitable Life
Scottsdale, Arizona 85258       Insurance Co., First Columbine
Age:  45                        Life Insurance Co., Golden
                                American Life Insurance Co., Life
                                Insurance Company of Georgia,
                                Midwestern United Life Insurance
                                Co., ReliaStar Life Insurance Co.,
                                Security Life of Denver, Security
                                Connecticut Life Insurance Co.,
                                Southland Life Insurance Co., USG
                                Annuity and Life Company, and
                                United Life and Annuity Insurance
                                Co. Inc (March 2001 to present),
                                GCG Trust (February 2002 to
                                present).  Mr. McInerney is a
                                member of the Board of the
                                National Commission on Retirement
                                Policy, the Governor's Council on
                                Economic Competitiveness and
                                Technology of Connecticut, the
                                Board of Directors of the
                                Connecticut Business and Industry
                                Association, the Board
-----------------------------------------------------------------------


3 Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

------------------------------------------------------------------------------------------------------------------------------------
                                                           TERM OF                                                      NUMBER OF
                                     POSITION(S) HELD    OFFICE AND     PRINCIPAL OCCUPATION(S) DURING THE PAST 5     PORTFOLIOS IN
       NAME, ADDRESS AND AGE             WITH FUND        LENGTH OF                       YEARS                        FUND COMPLEX
                                                        TIME SERVED(1)                                                   OVERSEEN BY
                                                                                                                         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER(4)                    Chairman and       10-29-99 to    Mr. Turner is currently a Trustee and Vice          156
7337 E. Doubletree Ranch Rd.         Director/Trustee   Present        Chairman of ING Americas.  Mr. Turner was
Scottsdale, Arizona 85258                                              formerly Chairman and Chief Executive
Age:  62                                                               Officer of ReliaStar Financial Corp. and
                                                                       ReliaStar Life Insurance Co. (1993-2000);
                                                                       Chairman of ReliaStar United Services Life
                                                                       Insurance Company and ReliaStar Life
                                                                       Insurance Company of New York (since 1995);
                                                                       Chairman of Northern Life Insurance Company
                                                                       (since 1992); Chairman and Director/Trustee
                                                                       of the Northstar affiliated investment
                                                                       companies (since October 1993).  Mr. Turner
                                                                       was formerly Director of Northstar
                                                                       Investment Management Corporation and its
                                                                       affiliates (1993-1999).
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------


       NAME, ADDRESS AND AGE               OTHER DIRECTORSHIPS HELD BY
                                                    DIRECTOR

-----------------------------------------------------------------------
                                       of Trustees
                                       of the Bushnell, the Board for the
                                       Connecticut Forum, and the Board of the
                                       Metro Hartford Chamber of Commerce, and
                                       is Chairman of Concerned Citizens for
                                       Effective Government.

JOHN G. TURNER(4)                      Mr. Turner serves as a member of
7337 E. Doubletree Ranch Rd.           the Board of ING Americas, Aeltus
Scottsdale, Arizona 85258              Investment Management, Inc., each
Age:  62                               of the Aetna Funds and the GCG
                                       Trust. Mr. Turner also serves as
                                       Director/Trustee of the Hormel
                                       Foods Corporation (May 2000 to
                                       present) and Shopko Stores, Inc.
                                       (August 1999 to present)
-----------------------------------------------------------------------

4 Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

OFFICERS

         Information about the Funds' officers are set forth in the table below:

------------------------------------------------------------------------------------------------------------------------------
        NAME, ADDRESS AND AGE          POSITIONS HELD WITH FUND   TERM OF OFFICE     PRINCIPAL OCCUPATION(S) DURING THE LAST
                                                                  AND LENGTH OF
                                                                     SERVICE                       FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                      President, Chief          February 2001     President  and Chief  Executive  Officer of
7337 E. Doubletree Ranch Rd.           Executive Officer, and    to present and    each  of  the  ING  Funds  (since  February
Scottsdale, Arizona  85258             Chief Operating Officer.  Chief Operating   2001);  Chief Operating  Officer of each of
Age:  52                                                         Officer from      the ING Funds  (since July 2000);  Director
                                                                 July 2000 to      of   ING   Funds    Services,    LLC,   ING
                                                                 present           Investments,  LLC,  ING Funds  Distributor,
                                                                                   Inc.,  ING Capital  Corporation,  LLC,  ING
                                                                                   Lexington      Management      Corporation,
                                                                                   Lexington Funds  Distributor,  Inc., Market
                                                                                   Systems  Research  Advisors,  Inc.,  Market
                                                                                   Systems  Research,  Inc.,  Express  America
                                                                                   T.C.  Corporation,  EAMC Liquidation  Corp.
                                                                                   (since  December  2000);  and President and
                                                                                   Chief    Executive     Officer    of    ING
                                                                                   Investments,  LLC, ING Funds Services, LLC,
                                                                                   ING   Capital    Corporation,    LLC,   ING
                                                                                   Lexington Management  Corporation,  Express
                                                                                   America T.C. Corporation,  EAMC Liquidation
                                                                                   Corp.   (since  December  2000).   Formerly
                                                                                   Senior  Executive Vice President (June 2000
                                                                                   - December 2000) and Secretary  (April 1995
                                                                                   -  December  2000) of ING  Pilgrim  Capital
                                                                                   Corporation,  ING Pilgrim Group,  Inc., ING
                                                                                   Pilgrim  Investments,  Inc.,  ING Lexington
                                                                                   Management  Corporation,   Express  America
                                                                                   T.C.  Corporation,  EAMC Liquidation Corp.;
                                                                                   Senior   Executive  Vice  President   (July
                                                                                   2000  -   February   2001)  and   Secretary
                                                                                   (April  1995 -  February  2001)  of each of
                                                                                   the   Pilgrim    Funds;    Executive   Vice
                                                                                   President,  Pilgrim Capital Corporation and
                                                                                   its  affiliates  (May 1998 - June 2000) and
                                                                                   Senior  Vice  President,   Pilgrim  Capital
                                                                                   and  its  affiliates  (April  1995 -  April
                                                                                   1998).
------------------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER                       Executive Vice            July 1996 to      Executive  Vice  President  of  most of the
7337 E. Doubletree Ranch Rd.           President and Chief       present           ING  Funds  (since  July  1996).  Formerly,
Scottsdale, Arizona  85258             Investment Officer --                       President  and Chief  Executive  Officer of
Age:  51                               International                               ING  Pilgrim   Investments,   Inc.  (August
                                       Equities.                                   1996-August 2000).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                   TERM OF
                                                                   OFFICE
                                       POSITIONS HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING THE LAST
       NAME, ADDRESS AND AGE                   FUND                SERVICE                       FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
MARY LISANTI                           Executive Vice            October 1999 to   Executive    Vice   President   and   Chief
7337 E. Doubletree Ranch Rd.           President and Chief       present           Executive  Officer--  Domestic  Equities of
Scottsdale, Arizona  85258             Operating Officer --                        ING  Investments,   LLC  (October  1999  to
Age:  45                               Domestic Equities;                          present).  Formerly,  Ms. Lisanti served as
                                       Senior Portfolio                            Executive    Vice   President   and   Chief
                                       Manager Equity Trust,                       Investment  Officer -- Domestic Equities at
                                       Growth Opportunities                        Northstar   Investment   Management  Corp.,
                                       Fund, Mayflower Trust,                      which    subsequently    merged    into   a
                                       and SmallCap                                predecessor   of  ING   Investments,   LLC.
                                       Opportunities Fund.                         Prior  to  joining   Northstar   Investment
                                                                                   Management   Corp.,   Ms.   Lisanti  was  a
                                                                                   Managing  Director  and Head of Small-  and
                                                                                   Mid-Capitalization   Equity  Strategies  at
                                                                                   Bankers Trust Corp. (from 1993 to 1996).
------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND                      Executive  Vice           Executive Vice    Executive  Vice President  (since  February
7337 E. Doubletree Ranch Rd.           President and Principal   President from    2002)  and  Principal   Financial   Officer
Scottsdale, Arizona  85258             Financial Officer.        February 2002     (since  June 1998) of the Funds;  Executive
Age:  43                                                         to  present and   Vice  President  (since  January  2002) and
                                                                 Principal         Principal  Financial  Officer  (since  June
                                                                 Financial         1998)  of ING  Funds  Services,  LLC,  ING
                                                                 Officer June      Investments, LLC, and ING Funds
                                                                 1998 to present   Distributo, Inc. Formerly  Senior  Vice
                                                                                   President, ING Pilgrim Group, LLC, ING
                                                                                   Pilgrim Investments, LLC, and ING Pilgrim
                                                                                   Securities, Inc. (June 1998 to February
                                                                                   2002); Senior Vice President of most of the
                                                                                   Pilgrim Funds (from June 1998 to February
                                                                                   2002 and from January 1995 to April 1997);
                                                                                   and Chief Financial Officer of Endeaver
                                                                                   Group. (from April 1997 to June 1998).

------------------------------------------------------------------------------------------------------------------------------
RALPH G. NORTON III                    Senior Vice President     August 2001 to    Senior Vice President and Chief  Investment
7337 E. Doubletree Ranch Rd.                                     present           Officer,  Fixed  Income,  ING  Investments,
Scottsdale, Arizona  85258                                                         LLC (since August 2001).  Formerly,  Senior
Age: 42                                                                            Market   Strategist  at  Aeltus  Investment
                                                                                   Management,  Inc.  (from  January  2001  to
                                                                                   August 2001); and Chief Investment  Officer
                                                                                   at ING Mutual  Funds  Management  Co. (1990
                                                                                   to January 2001).
------------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA                         Senior Vice President     November 1999     Senior  Vice  President,  ING  Investments,
7337 E. Doubletree Ranch Rd.           and Assistant Secretary.  to present        LLC  (since  November  1999)  and ING Funds
Scottsdale, Arizona  85258                                                         Services,  LLC (since August 1999);  Senior
Age:  38                                                                           Vice  President and Assistant  Secretary of
                                                                                   each  of  the  ING  Funds.   Formerly  Vice
                                                                                   President,   Pilgrim   Investments,    Inc.
                                                                                   (April  1997  -  October   1999),   Pilgrim
                                                                                   Group,  Inc.  (February 1997 - August 1999)
                                                                                   and  Assistant  Vice   President,   Pilgrim
                                                                                   Group, Inc. (August 1995-February 1997).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                   TERM OF
                                                                   OFFICE
                                       POSITIONS HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING THE LAST
       NAME, ADDRESS AND AGE                   FUND                SERVICE                       FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV                       Vice President and        August 1997 to    Vice  President,   ING   Investments,   LLC
7337 E. Doubletree Ranch Rd.           Treasurer.                present           (since  August  1997);  Accounting  Manager
Scottsdale, Arizona  85258                                                         (since November  1995);  Vice President and
Age:  34                                                                           Treasurer of most of the ING Funds.
------------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON                   Vice President and        February 2001     Vice President of ING Funds  Services,  LLC
7337 E. Doubletree Ranch Rd.           Secretary.                to present        (since  January  2001)  and Vice  President
Scottsdale, Arizona  85258                                                         and  Secretary  of each  of the  ING  Funds
Age:  37                                                                           (since February 2001).  Formerly  Assistant
                                                                                   Vice President and Assistant Secretary of
                                                                                   each of the Funds (August 1999-February
                                                                                   2001) and Assistant Vice President of ING
                                                                                   Pilgrim Group, Inc. (November 1999-January
                                                                                   2001). Ms. Anderson has held various other
                                                                                   positions with ING Funds Services, LLC and
                                                                                   its predecessors for more than the last
                                                                                   five years.

------------------------------------------------------------------------------------------------------------------------------
LOURDES R. BERNAL                      Vice President            January 2002 to   Vice  President  of each  of the ING  Funds
7337 E. Doubletree Ranch Rd.                                     present           (since  January  2002).  Vice  President of
Scottsdale, Arizona  85258                                                         Tax  and  Compliance  since  January  2002.
Age:  32                                                                           Prior to joining ING  Investments  in 2002,
                                                                                   Ms. Bernal was a Senior Manager in the
                                                                                   Investment Management Practice at
                                                                                   PricewaterhouseCoopers LLP (from July 2000
                                                                                   - December 2001), Manager at
                                                                                   PricewaterhouseCoopers LLP (from July 1998
                                                                                   - July 2000), Manager at Coopers & Lyband
                                                                                   LLP (from July 1996-June 1998), Senior
                                                                                   Associate at Coopers & Lybrand LLP (from
                                                                                   July 1992 - June 1996) and an Associate at
                                                                                   Coopers & Lybrand LLP (from August 1990 -
                                                                                   June 1992).

------------------------------------------------------------------------------------------------------------------------------
TODD MODIC                             Assistant Vice            August 2001 to    Assistant  Vice  President  of  each of the
7337 E. Doubletree Ranch Rd.           President                 present           ING Funds (since August 2001);  Director of
Scottsdale, Arizona  85258                                                         Financial  Reporting ING  Investments,  LLC
Age:  34                                                                           (since  March 2001).  Formerly  Director of
                                                                                   Financial Reporting Axient Communications,
                                                                                   Inc (from May 2000 - January 2001) and
                                                                                   Director of Finance with Rural/Metro
                                                                                   Corporation (from March 1995 - May 2000).

------------------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON                      Assistant Vice            August 2001 to    Assistant  Vice  President  of  each of the
7337 E. Doubletree Ranch Rd.           President                 present           ING Funds  (since  August  2001).  Formerly
Scottsdale, Arizona  85258                                                         Manager of  Fund   Accounting   and  Fund
Age: 43                                                                            Compliance (from  September 1999- November
                                                                                   2001); Section Manger of Fund Accounting
                                                                                   with Stein Roe Mutual Funds (from July 1998
                                                                                   to August 1999) and Financial Reporting
                                                                                   Analyst with Stein Roe Mutual Funds (from
                                                                                   August 1997 to July 1998.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                   TERM OF
                                                                   OFFICE
                                       POSITIONS HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING THE LAST
       NAME, ADDRESS AND AGE                   FUND                SERVICE                       FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
STEVEN RAYNER                          Vice President and        January 2001 to   Vice President of ING Investments,  LLC and
7337 E. Doubletree Ranch Rd.           Co-Portfolio Manager      present           ING Financial  Services Fund (since January
Scottsdale, Arizona  85258             ING Financial Services                      2001).  Formerly  Assistant  Vice President
Age:  35                               Fund                                        of ING Pilgrim Investments,  Inc. (February
                                                                                   1998 - January  2001).  Mr. Rayner has held
                                                                                   various  other  positions  with ING Pilgrim
                                                                                   Investments,   Inc.  and  its  predecessors
                                                                                   since June 1995.
------------------------------------------------------------------------------------------------------------------------------
ROBERT KLOSS                           Vice President and        January 2001 to   Vice President of ING Investments,  LLC and
7337 E. Doubletree Ranch Rd.           Co-Portfolio Manager of   present           ING Financial  Services Fund (since January
Scottsdale, Arizona  85258             ING Financial Services                      2001).  Mr.  Kloss has held  various  other
Age:  45                               Fund.                                       positions  with  ING  Pilgrim  Investments,
                                                                                   Inc.  and its  predecessors  for  the  last
                                                                                   five years.
------------------------------------------------------------------------------------------------------------------------------
THOMAS JACKSON                         Senior Vice President     June 2001 to      Senior  Vice  President,  ING  Investments,
7337 E. Doubletree Ranch Rd.           and Senior Portfolio      present           LLC  (since  June  2001).  Prior to joining
Scottsdale, Arizona  85258             Manager for Value                           ING Pilgrim  Investments,  LLC in 2001, Mr.
Age:  56                               Equity Strategies at                        Jackson   was  a   Managing   Director   at
                                       ING Pilgrim, has served                     Prudential  Investments (April 1990 through
                                       as Portfolio Manager of                     December  2000).  Prior to April 1990,  Mr.
                                       Large Company Value                         Jackson  was  Co-Chief  Investment  Officer
                                       Fund, ING Investment                        and  Managing  Director at Century  Capital
                                       Funds, and ING Mutual                       Associates and Red Oak Advisors.
                                       Funds.
------------------------------------------------------------------------------------------------------------------------------
ROBERT K. KINSEY                       Vice President and        March 1999 to     Vice President,   ING   Investments,   LLC
7337 E. Doubletree Ranch Rd.           Portfolio Manager ING     present           (since   March   1999).    Formerly    Vice
Scottsdale, Arizona  85258             Mutual Funds                                President  and  Fixed  Income  Sub-Adviser,
Age:  43                                                                           Federated  Investors  (January 1995 - March
                                                                                   1999); Principal and Sub-Adviser, Harris
                                                                                   Investment Management (July 1992 - January
                                                                                   1995).

------------------------------------------------------------------------------------------------------------------------------
EDWIN SCHRIVER                         Senior  Vice   President  November 1999     Senior  Vice  President,  ING  Investments,
7337 E. Doubletree Ranch Rd.           and   Senior   Portfolio  to present        LLC  (since   November   1999).   Formerly,
Scottsdale, Arizona  85258             Manager  ING  Investment                    Senior  High  Yield   Analyst  for  Dreyfus
Age:  56                               Funds,   ING   Mayflower                    Corporation  (from  April 1998 to  November
                                       Trust,  and  ING  Mutual                    1999);  President of Cresent City  Research
                                       Funds.                                      (from July 1993 to April 1998).
------------------------------------------------------------------------------------------------------------------------------
ANDREW CHOW                            Vice President and        September 2000    Vice   President,   ING   Investments   LLC
7337 E. Doubletree Ranch Rd.           Portfolio Manager of      to present        (September   2000  to  present).   Formerly
Scottsdale, Arizona  85258             ING Mutual Funds.                           Portfolio   Manager   Conseco   Convertible
Age:  38                                                                           Securities Fund Capital  Management  (since
                                                                                   1998 -August 2000); responsible for magnate
                                                                                   convertible securities accounts at Conseco
                                                                                   (since 1991- 1998).

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                   TERM OF
                                                                   OFFICE
                                       POSITIONS HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING THE LAST
       NAME, ADDRESS AND AGE                   FUND                SERVICE                       FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
JEFFREY BERNSTEIN                      Senior Vice President     October 1999 to   Senior Vice President,  ING Investments LLC
7337 E. Doubletree Ranch Rd.           and Senior Portfolio      present           (October   1999   to   present).   Formerly
Scottsdale, Arizona  85258             Manager of ING Growth                       portfolio  manger at  Northstar  Investment
Age:  35                               Opportunities Fund, ING                     Management   Corp.,    which   subsequently
                                       Mutual Funds, and ING                       merged into ING Pilgrim  Investments,  LLC.
                                       Equity Trust.                               Prior  to May  1998,  Mr.  Bernstein  was a
                                                                                   Portfolio    Manage   at   Strong   Capital
                                                                                   Management.   From   1995  to   1997,   Mr.
                                                                                   Bernstein   was  a  Portfolio   Manager  at
                                                                                   Berkeley Capital.
------------------------------------------------------------------------------------------------------------------------------




BOARD OF DIRECTORS

         The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the Pilgrim Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

         Committees

         An Executive Committee of the Board of Directors/Trustees was formed in order to act on behalf of the full Board of Directors/Trustees between meetings when necessary. The following Directors/Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. The Executive Committee held 2 meetings during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, it financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held 4 meetings during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Ms. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held 5 meetings during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors/Trustees candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors/Trustees. The Nominating Committee currently consists of Ms. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held 1 meeting during the calendar year ended December 31, 2001.

         The Board of Directors/Trustees has established an Investment Review Committee that will monitor the investment performance of the Funds and to make recommendations to the Board of Directors/Trustees with respect to the Funds. The Committee for the domestic equity funds currently consists of Messrs. May, Hilliard, Rieke, and Vincent. Mr. Vincent serves as Chairman of the Committee. The Investment Review Committee was established on December 17, 2001; therefore, the Investment Review Committees did not hold any meetings during 2001.

         DIRECTOR OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Director/Trustee.



         NAME OF                       DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY AS OF DECEMBER 31, 2001
    DIRECTOR/TRUSTEE

                           --------------------------------------------------------------------------------------------------


                               GROWTH        MUTUAL       SMALLCAP       MAYFLOWER      FUNDS      EQUITY        LARGE
                           OPPORTUNITIES     FUNDS      OPPORTUNITIES      TRUST        TRUST       TRUST        COMPANY
                                FUND                        FUND                                               VALUE FUND
                           --------------------------------------------------------------------------------------------------
       INDEPENDENT
   DIRECTORS/TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
Paul S. Doherty              $10,001 -        None        $10,001 -         None         None       None          None
                              $50,000                     $50,000
------------------------------------------------------------------------------------------------------------------------------
J. Michael Earley               None          None          None            None         None       None          None
------------------------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein           None          None          None            None         None       None          None
------------------------------------------------------------------------------------------------------------------------------
Walter H. May                   None          None        $50,001 -         None         None       None          None
                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------
Jock Patton                  $10,001 -        None        $10,001 -         None         None       None          None
                              $50,000                     $50,000
------------------------------------------------------------------------------------------------------------------------------
David W. C. Putnam              None          None          None            None         None       None          None
------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke                 None        $10,001 -      $10,001 -         None       $10,001 -     None        None
                                            $50,000        $50,000                      $50,000
------------------------------------------------------------------------------------------------------------------------------
Robert B. Vincent               None          None          None            None         None       None          None
------------------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer            None          None          None            None         $1 -        $1 -      $1 - $10,000
                                                                                       $10,000     $10,000
------------------------------------------------------------------------------------------------------------------------------
DIRECTORS/TRUSTEES WHO
ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney             None          None          None            None         None       None          None
------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard               None          None      Over $100,000       None         None       Over          None
                                                                                                  $100,000
------------------------------------------------------------------------------------------------------------------------------

John G. Turner                  None         $1 -             None            None         None       None          None
                                            $10,000
------------------------------------------------------------------------------------------------------------------------------


                                                             AGGREGATE DOLLAR
                                                             RANGE OF EQUITY
                                                             SECURITIES IN ALL
                                                            REGISTERED INVESTMENT
                                                             COMPANIES OVERSEEN
       INDEPENDENT            INVESTMENT     FINANCIAL     BY DIRECTOR IN FAMILY
   DIRECTORS/TRUSTEES         FUNDS, INC.    SERVICES         OF INVESTMENT
                                            FUND, INC.        COMPANIES
--------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
--------------------------------------------------------------------------------
Paul S. Doherty                  None          None         $10,001 - $50,000

--------------------------------------------------------------------------------
J. Michael Earley                None          None                None
--------------------------------------------------------------------------------
R. Barbara Gitenstein            None          None                None
--------------------------------------------------------------------------------
Walter H. May                    None          None           Over $100,000

--------------------------------------------------------------------------------
Jock Patton                   $10,001 -      $10,001 -        Over $100,000
                              $50,000        $50,000
--------------------------------------------------------------------------------
David W. C. Putnam               None          None                None
--------------------------------------------------------------------------------
Blaine E. Rieke                  None          None          $50,001 - $100,000

--------------------------------------------------------------------------------
Robert B. Vincent                 None          None                None
--------------------------------------------------------------------------------
Richard A. Wedemeyer              None          None         $10,001 - $50,000

--------------------------------------------------------------------------------
DIRECTORS/TRUSTEES WHO
ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Thomas J. McInerney              None          None            $1 - $10,000
--------------------------------------------------------------------------------
R. Glenn Hilliard                 None          None           Over $100,000

--------------------------------------------------------------------------------

John G. Turner                     None          None           Over $100,000
--------------------------------------------------------------------------------

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director/Trustee's (and his immediate family members) share ownership in securities of the Funds' Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies).

                             NAME OF OWNERS
     NAME OF DIRECTOR       AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
--------------------------------------------------------------------------------------------------------------------
PAUL S. DOHERTY                    N/A               N/A                N/A                 $0              N/A
J. MICHAEL EARLEY                  N/A               N/A                N/A                 $0              N/A
R. BARBARA GITENSTEIN              N/A               N/A                N/A                 $0              N/A
WALTER H. MAY                      N/A               N/A                N/A                 $0              N/A
JOCK PATTON                        N/A               N/A                N/A                 $0              N/A
DAVID W. C. PUTNAM                 N/A               N/A                N/A                 $0              N/A
BLAINE E. RIEKE                    N/A               N/A                N/A                 $0              N/A
ROGER B. VINCENT                   N/A               N/A                N/A                 $0              N/A
RICHARD A. WEDEMEYER               N/A               N/A                N/A                 $0              N/A



COMPENSATION OF DIRECTORS/TRUSTEES

         Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser for which the Directors serve in common as Directors/Trustees

         The following table sets forth information regarding compensation of Directors/Trustees by each Company and other funds managed by the Investment Advisers for the year ended December 31, 2001. (This period was chosen because the ING Funds have varying fiscal year ends). Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Fund or any other funds managed by the Investment Adviser.

                               COMPENSATION TABLE

                                 AGGREGATE                                                                               AGGREGATE
                 AGGREGATE      COMPENSATION     AGGREGATE      AGGREGATE    AGGREGATE      AGGREGATE     AGGREGATE     COMPENSATION
                COMPENSATION        FROM        COMPENSATION   COMPENSATION COMPENSATION   COMPENSATION   COMPENSATION      FROM
   NAME OF          FROM          SMALLCAP      FROM GROWTH       FROM         FROM        FROM LARGE        FROM        FINANCIAL
   PERSON,        MUTUAL        OPPORTUNITIES  OPPORTUNITIES     EQUITY      MAYFLOWER       COMPANY      INVESTMENT     SERVICES
   POSITION       FUNDS(1)          FUND           FUND         TRUST(1)     TRUST(1)      VALUE FUND      FUNDS(1)        FUND
------------------------------------------------------------------------------------------------------------------------------------
MARY A.             9,716          1,256          1,532           726         9,060           627           1,719        4,645
BALDWIN(2)
ADVISORY BOARD
MEMBER

AL BURTON(3)        1,636           212            271             71         1,313           103            259          173
DIRECTOR

S.M.S. CHADHA(2)     781            106            110            196          972             58            163          120
ADVISORY BOARD
MEMBER

PAUL S. DOHERTY     12,722         1,649          1,992          1,098        12,131          829           2,258        5,029
DIRECTOR

ROBERT B.           1,636           212            271             71         1,313           103            259          173
GOODE, JR.(3)
DIRECTOR

ALAN S.             12,722         1,649          1,992          1,098        12,131          829           2,258        5,029
GOSULE(4)
DIRECTOR

JOSEPH N.           1,239           161            206             54          994             78            197          131
HANKIN(5)
DIRECTOR

WALTER H. MAY       14,817         1,924          2,313          1,278        14,171          968           2,645        5,875
DIRECTOR

THOMAS J.            N/A            N/A            N/A            N/A          N/A            N/A            N/A          N/A
MCINERNEY(6)(8)
DIRECTOR

JOCK PATTON(7)      14,564         1,890          2,274          1,269        13,917          951           2,598        5,842
DIRECTOR

DAVID W.C.          11,085         1,437          1,721          1,027        10,818          726           1,999        4,856
PUTNAM
DIRECTOR

JACK D. REHM(5)     1,239           161            206             54          994             78            197          131
DIRECTOR

BLAINE E.           12,325         1,598          1,926          1,081        11,813          804           2,196        4,987
RIEKE(7)
DIRECTOR

JOHN R.             1,636           212            271             71         1,313           103            259          173
SMITH(3)
DIRECTOR

                                                                   TOTAL
                                 PENSION OR                    COMPENSATION
                                 RETIREMENT                        FROM
                                 BENEFITS      ESTIMATED        REGISTRANT
                   AGGREGATE      ACCRUED        ANNUAL          AND FUND
                  COMPENSATION   AS PART OF     BENEFITS         COMPLEX
NAME OF            FROM FUNDS      FUND          UPON             PAID TO
PERSON, POSITION   TRUST(1)      EXPENSES      RETIREMENT    DIRECTORS/TRUSTEES
-------------------------------------------------------------------------------
MARY A.             1,468             N/A            N/A           43,688
BALDWIN(2)
ADVISORY BOARD
MEMBER

AL BURTON(3)          3               N/A            N/A           5,500
DIRECTOR

S.M.S. CHADHA(2)     253              N/A            N/A           11,250
ADVISORY BOARD
MEMBER

PAUL S. DOHERTY     1,921             N/A            N/A           56,188
DIRECTOR

ROBERT B.             3               N/A            N/A           5,500
GOODE, JR.(3)
DIRECTOR

ALAN S.             1,921             N/A            N/A           56,188
GOSULE(4)
DIRECTOR

JOSEPH N.             3               N/A            N/A           4,167
HANKIN(5)
DIRECTOR

WALTER H. MAY       2,415             N/A            N/A           65,188
DIRECTOR

THOMAS J.            N/A              N/A            N/A            N/A
MCINERNEY(6)(8)
DIRECTOR

JOCK PATTON(7)      2,352             N/A            N/A           64,188
DIRECTOR

DAVID W.C.          1,919             N/A            N/A           50,688
PUTNAM
DIRECTOR

JACK D. REHM(5)       3               N/A            N/A           4,167
DIRECTOR

BLAINE E.           1,921             N/A            N/A           54,855
RIEKE(7)
DIRECTOR

JOHN R.               3               N/A            N/A           5,500
SMITH(3)
DIRECTOR

                                 AGGREGATE                                                                               AGGREGATE
                 AGGREGATE      COMPENSATION     AGGREGATE      AGGREGATE    AGGREGATE      AGGREGATE     AGGREGATE     COMPENSATION
                COMPENSATION        FROM        COMPENSATION   COMPENSATION COMPENSATION   COMPENSATION   COMPENSATION      FROM
   NAME OF          FROM          SMALLCAP      FROM GROWTH       FROM         FROM        FROM LARGE        FROM        FINANCIAL
   PERSON,        MUTUAL        OPPORTUNITIES   OPPORTUNITIE     EQUITY      MAYFLOWER       COMPANY      INVESTMENT     SERVICES
   POSITION       FUNDS(1)          FUND           FUND         TRUST(1)     TRUST(1)      VALUE FUND      FUNDS(1)        FUND
------------------------------------------------------------------------------------------------------------------------------------
ROBERT W.            N/A            N/A            N/A            N/A          N/A            N/A            N/A          N/A
STALLINGS(3)(8)
DIRECTOR

JOHN G.              N/A            N/A            N/A            N/A          N/A            N/A            N/A          N/A
TURNER(8)
DIRECTOR

RICHARD A.          11,036         1,434          1,724          1,034        10,579          724           1,951        3,363
WEDEMEYER(7)
DIRECTOR

DAVID W.            1,636           212            271             71         1,313           103            259          173
WALLACE (3)
DIRECTOR

                                      TOTAL
                                PENSION OR                  COMPENSATION
                                RETIREMENT                      FROM
                                 BENEFITS     ESTIMATED      REGISTRANT
                   AGGREGATE      ACCRUED        ANNUAL        AND FUND
                  COMPENSATION   AS PART OF     BENEFITS       COMPLEX
NAME OF            FROM FUNDS        FUND          UPON         PAID TO
PERSON, POSITION   TRUST(1)       EXPENSES     RETIREMENT    DIRECTORS/TRUSTEES
------------------------------------------------------------------------------
ROBERT W.            N/A              N/A            N/A
STALLINGS(3)(8)                                                   N/A
DIRECTOR

JOHN G.              N/A              N/A            N/A
TURNER(8)                                                         N/A
DIRECTOR

RICHARD A.          1,588             N/A            N/A           47,855
WEDEMEYER(7)
DIRECTOR

DAVID W.              3               N/A            N/A           5,500
WALLACE (3)
DIRECTOR

(1) Director/Trustee compensation includes compensation paid by funds that are not discussed in this SAI.

(2)      Resigned as Advisory Board Member on December 31, 2001.

(2)      Resigned as a Director/Trustee effective February 26, 2001.

(3)      Resigned as a Director/Trustee effective December 28, 2001.

(4)      Resigned as a Director/Trustee effective March 23, 2001.

(5)      Elected as a Director/Trustee of the ING Funds on February 26, 2001.

(6) Formerly a Trustee of ING Funds Trust. Elected as a Director/Trustee of the other ING Funds on February 26, 2001.

(7) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with an investment adviser to the ING Funds. Officers and Directors who are interested persons do not receive any compensation from the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

           Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of January 31, 2002, Lion Connecticut Holdings Inc., 151 Farmington Avenue, Hartford, Connecticut 06156, owned 53.94% of the ING Tax Efficient Equity Fund and, therefore, is a control person of the Fund. As of January 31, 2002, ReliaStar Pension Account was the record owner of 45.68% of the MidCap Opportunities Fund and therefore, is a control person of the Fund.

           As of January 31, 2002, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding Shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Shares of any class of the ING Funds, except as follows:

                                                                           CLASS AND TYPE OF    PERCENTAGE OF
            FUND                                ADDRESS                        OWNERSHIP            CLASS        PERCENTAGE OF FUND
            ----                                -------                    -----------------    --------------   ------------------
ING Convertible Fund          Trust Company of America                       Class Q Record         14.55%             0.6584%
                              FBO TCA                                            Owner
                              7103 S Revere Pkwy
                              Englewood, CO 80112
ING Equity and Income Fund    NWNL Ins Co Retirement Plan Div                   Class A             13.89%             6.9783%
                              Lifestyle I Separate Acct 3                   Beneficial Owner
                              C/O Northstar Administrators
                              151 Farmington Ave
                              Hartford, CT 06156
ING Equity and Income Fund    NWNL Ins Co Retirement Plan Div                   Class A             14.01%             7.0387%
                              Lifestyle II Separate Acct 3                  Beneficial Owner
                              C/O Northstar Administrators
                              151 Farmington Ave
                              Hartford, CT 06156
ING Growth +                  LPL Financial Services FBO                        Class Q             5.43%              0.0047%
  Value Fund                  Acct #3296-4014                               Beneficial Owner
                              9785 Towne Centre Dr
                              San Diego, CA 92121
ING Growth +                  First Clearing Corporation Cust                   Class Q             56.05%             0.0488%
  Value Fund                  FBO Acct #7246-1236, Robert Ryan IRA          Beneficial Owner
                              1345 Branchwater Lane
                              Birmingham, AL 35216
ING Growth +                  SEI Trust Co                                   Class Q Record         12.73%             0.0111%
  Value Fund                  C/O ReliaStar                                      Owner
                              1 Freedom Valley Dr
                              Oaks, PA 19456

ING Growth Opportunities      State Street Bank & Trust Cust                    Class A             13.98%             4.0947%
Fund                          FBO ReliaStar Life Insurance Co               Beneficial Owner
                              151 Farmington Ave
                              Hartford, CT 06156
ING Growth Opportunities      Norwest Bank Minnesota                            Class I             18.17%             3.0059%
Fund                          FBO ReliaStar Pension Plan #13132700          Beneficial Owner
                              PO Box 1533
                              Minneapolis, MN 55480
ING Growth Opportunities      Norwest Bank Minnesota                            Class I             81.78%            13.5275%
Fund                          FBO ReliaStar Pension Plan #13132700          Beneficial Owner
                              PO Box 1533
                              Minneapolis, MN 55480
ING Growth Opportunities      LPL Financial Services FBO                        Class Q             68.27%             0.0021%
Fund                          Acct #7221-0183                               Beneficial Owner
                              9785 Towne Centre Dr
                              San Diego, CA 92121
ING Growth Opportunities      LPL Financial Services FBO                        Class Q             31.62%             0.0009%
Fund                          Acct #3402-0716                               Beneficial Owner
                              9785 Towne Centre Dr
                              San Diego, CA 92121
ING LargeCap Growth Fund      Saxon & Co FBO                                    Class A             6.72%              0.4879%
                              Acct #20-60-002-4046214                       Beneficial Owner
                              PO Box 7780-1888
                              Philadelphia, PA 19182
ING LargeCap Growth Fund      None with App Tr                               Class I Record        100.00%             5.3538%
                              ING National Trust                                 Owner
                              151 Farmington Ave #41
                              Hartford, CT 06156
ING MagnaCap Fund             Norwest Bank Minnesota                            Class Q             99.69%             2.4689%
                              FBO ReliaStar Pension Plan #13132700          Beneficial Owner
                              PO Box 1533
                              Minneapolis, MN 55480
ING MidCap Growth Fund        Equitable Life for Acct #65                    Class Q Record         35.05%             1.4436%
                              On Behalf of Various 401k Plans                    Owner
                              200 Plaza Dr Hm-2
                              Secaucus, NJ 07094
ING MidCap Growth Fund        Donald Pels                                    Class Q Record         24.12%             0.9936%
                              375 Park Ave, Ste 3305                             Owner
                              New York, NY 10152
ING MidCap Opportunities      Securities Trust Company Cust FBO                 Class A             11.47%             1.8535%
Fund                          ING Americas Deferred Comp Plan               Beneficial Owner
                              2390 E Camelback Rd, Ste 240
                              Phoenix, AZ 85016

ING MidCap Opportunities      ReliaStar Pension Account                      Class I Record        100.00%            45.6837%
Fund                          C/O ReliaStar Pension Committee                    Owner
                              20 Washington Avenue South
                              Minneapolis, MN 55401
ING MidCap Opportunities      LPL Financial Services FBO                        Class C             23.80%             0.0057%
Fund                          Acct #1572-0883                               Beneficial Owner
                              9785 Towne Centre Dr
                              San Diego, CA 92121
ING MidCap Opportunities      LPL Financial Services FBO                        Class C             76.13%             0.0182%
Fund                          Acct #2565-5966                               Beneficial Owner
                              9785 Towne Centre Dr
                              San Diego, CA 92121
ING Research Enhanced Index   ReliaStar Pension Account                      Class I Record        100.00%            16.0461%
Fund                          C/O ReliaStar Pension Committee                    Owner
                              20 Washington Avenue South
                              Minneapolis, MN 55401
ING SmallCap Growth Fund      Suntrust Bank Central FL Ttee FBO Akerman,        Class Q             9.25%              0.1892%
                              Senterfitt & Edison PSP                       Beneficial Owner
                              C/O FAS Corp Recordkeeper
                              8515 E Orchard Rd
                              Englewood, CO 80111
ING SmallCap Growth Fund      Suntrust Bank Central FL Ttee FBO Hubbard         Class Q             20.71%             0.4234%
                              Construction Co PSP & 401k                    Beneficial Owner
                              C/O FAS Corp Recordkeeper
                              8515 E Orchard Rd
                              Englewood, CO 80111
ING SmallCap Growth Fund      Susan Rand                                     Class Q Record         9.38%              0.1917%
                              PO Box 452                                         Owner
                              Salisbury, CT 06068
ING SmallCap Opportunities    State Street Bank & Trust Cust                    Class A             15.84%             5.9070%
Fund                          FBO ReliaStar Life Insurance Co               Beneficial Owner
                              151 Farmington Ave
                              Hartford, CT 06156
ING SmallCap Opportunities    None with App Tr                               Class I Record        100.00%             3.6635%
Fund                          ING National Trust                                 Owner
                              151 Farmington Ave #41
                              Hartford, CT 06156
ING Tax Efficient Equity      Lion Connecticut Holdings Inc                  Class A Record         69.77%            53.9384%
Fund                          151 Farmington Ave                                 Owner
                              Hartford, CT 06156
ING Tax Efficient Equity      Richard & Deloria Bradley                      Class C Record         14.53%             0.5878%
Fund                          161 Copeland Rd                                    Owner
                              Buckatunna, MS 39322

INVESTMENT ADVISER

           The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors/Trustees of the ING Funds, has the overall responsibility for the management of each ING Fund's portfolio. The Investment Adviser is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE:
ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with over 100,000 employees.

           On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. Prior to April 30, 2001, ING Mutual Funds Management LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Group that had been under common control with the Investment Adviser, merged with the Investment Adviser. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC."

           The Investment Adviser serves pursuant to separate Investment Management Agreements between the Investment Adviser and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the ING Funds, respectively. The Investment Adviser has delegated certain management responsibilities to certain other investment advisers ("Sub-Advisers") for several of the ING Funds. The Investment Adviser oversees the investment management of the Sub-Advisers for the ING Funds.

           Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

           After an initial two year term, each Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

           In approving the Management Agreements the Board of Directors/Trustees considered a number of factors, including, but not limited to: (1) performance of the Funds; (2) the nature and quality of the services provided by ING Investments; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided; (4) the profitability to ING Investments from the Investment Management Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; and (6) the expenses borne by shareholders of the Funds. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

           Based upon its review, the Board of Directors/Trustees has determined that the Management Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors/Trustees of each Fund, including the unanimous vote of the Independent Directors, approved the Management Agreements.

           Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

           As of December 31, 2001, the Investment Adviser had assets under management of over $17.4 billion.

                             INVESTMENT ADVISER FEES

           The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

SERIES                                ANNUAL INVESTMENT MANAGEMENT FEE
------                                -----------------------------------------
Biotechnology Fund                    1.25% of the Fund's average daily net
                                      assets.(5)

Equity and Income Fund                0.75% of the first $500 million of the
                                      Fund's average net assets, 0.675% of the
                                      next $500 million of average net assets,
                                      and 0.65% of the average net assets in
                                      excess of $1 billion.


Convertible Fund                      0.75% of the first $500 million of the
                                      Fund's average net assets, 0.675% of the
                                      next $500 million of average net assets,
                                      and 0.65% of the average net assets in
                                      excess of $1 billion.

Financial Services Fund               1.00% of the first $30 million of average
                                      daily net assets, 0.75% of the next $95
                                      million of average daily net assets and
                                      0.70% of average daily net assets in
                                      excess of $125 million. The fees are
                                      computed and accrued daily and paid
                                      monthly.

Growth Opportunities Fund             0.95% of the Fund's average daily net assets.

Growth + Value Fund                   1.00% of the Fund's average daily net assets.

Internet Fund                         1.25% of the Fund's average daily net assets.

Large Company Value Fund              0.75% on the first $100 million, 0.60% on
                                      the next $50 million, 0.50% on the next
                                      $100 million and 0.40% thereafter.

LargeCap Growth Fund                  0.75% of the first $500 million of the
                                      Fund's average net assets, 0.675% of the
                                      next $500 million of average net assets,
                                      and 0.65% of the average net assets in
                                      excess of $1 billion.

---------

5 As described in more detail below, the management fee may increase or decrease by up to 0.50% based upon the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.

SERIES                                ANNUAL INVESTMENT MANAGEMENT FEE
------                                -----------------------------------------
MagnaCap Fund                         1.00% of the Fund's average daily net
                                      assets on the first $30 million of net
                                      assets. The annual rate is reduced to
                                      0.75% on net assets from $30 million to
                                      $250 million; to 0.625% on net assets from
                                      $250 million to $500 million; and to 0.50%
                                      on net assets over $500 million. The fees
                                      are accrued daily and paid monthly.

MidCap Growth Fund                    0.75% of the first $500 million of the
                                      Fund's average net assets, 0.675% of the
                                      next $500 million of average net assets,
                                      and 0.65% of the average net assets in
                                      excess of $1 billion.

MidCap Opportunities Fund             1.00% of the Fund's average daily net
                                      assets.

MidCap Value Fund                     1.00% of the Fund's average daily net
                                      assets.

Research Enhanced Index Fund          0.70% of the Fund's average daily net
                                      assets.

SmallCap Growth Fund                  1.00% of the Fund's average daily net
                                      assets.

SmallCap Opportunities Fund           1.00% of the Fund's average daily net
                                      assets.

SmallCap Value Fund                   1.00% of the Fund's average daily net
                                      assets.

Tax Efficient Equity Fund             0.80% of the Fund's average daily net
                                      assets.


                 TOTAL ADVISORY FEES PAID BY THE FOLLOWING FUNDS
                      WHICH ARE SERIES OF MUTUAL FUNDS(1)

                                MAY 31                   JUNE 30
                              ----------        --------------------------
                               2001 (2)            2000           1999 (3)
                              ----------        ----------        --------
Convertible Fund              $3,050,129        $2,652,928        $438,229
Equity and Income Fund        $  913,795        $  476,583        $ 66,601
LargeCap Growth Fund          $4,287,057        $2,997,541        $115,161
MidCap Growth Fund            $3,249,540        $3,101,608        $549,879
SmallCap Growth Fund          $4,007,172        $4,206,863        $811,208

-----------

(1) Prior to the Reorganization, ING Mutual Funds had not engaged the services of an investment adviser for the Trust's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported below for ING Mutual Funds were for services provided to the master funds of the Master Trust.

(2)   Reflects eleven-month period from July 1, 2000 to May 31, 2001.

(3)   Reflects three-month period from April 1, 1999 to June 30, 1999.

    TOTAL ADVISORY FEES PAID BY THE FINANCIAL SERVICES FUND AND MAGNACAP FUND

                                 MAY 31                    JUNE 30
                               ----------        ----------------------------
                                2001(1)            2000               1999
                               ----------        ----------        ----------
Financial Services Fund        $2,766,066        $3,609,716        $5,893,806
MagnaCap Fund                  $2,711,207        $3,251,123        $3,200,909


-------------

(1)   Reflects eleven-month period from July 1, 2000 to May 31, 2001.

       TOTAL ADVISORY FEES PAID BY THE FOLLOWING FUNDS WHICH ARE SERIES OF
                                 MAYFLOWER TRUST

                                         MAY 31,                  OCTOBER 31,
                                       ----------        ----------------------------
                                         2001(2)           2000               1999
                                       ----------        ----------        ----------
Growth + Value Fund                    $4,401,021        $7,639,602        $2,711,399
Research Enhanced Index Fund(1)        $  815,269        $1,741,851        $  690,257

------------

(1) Research Enhanced Index Fund commenced operations on December 30, 1998.

(2)   Reflects seven-month period from November 1, 2000 to May 31, 2001.

            TOTAL ADVISORY FEES PAID BY THE FOLLOWING FUNDS WHICH ARE
                           SERIES OF ING FUNDS TRUST

                              MAY 31,              OCTOBER 31
                            ----------        ------------------------
                             2001(3)             2000         1999
                            ----------        ----------    ----------
ING Internet Fund(1)        $414,886(4)        $699,143      $26,872
ING Tax Efficient           $260,789(5)        $225,464      $77,690
Equity Fund(2)


--------------

(1)   ING Internet Fund commenced operations on July 1, 1999.

(2)   ING Tax Efficient Equity Fund commenced operations on December 15, 1998.

(3)   Reflects seven-month period from November 1, 2000 to May 31, 2001.

(4) Does not reflect expense reimbursement of $314,555 for the seven-month period ended May 31, 2001.

(5) Does not reflect expense reimbursement of $122,924 for the seven-month period ended May 31, 2001.

       TOTAL ADVISORY FEES PAID BY THE FUNDS WHICH COMPRISE EQUITY TRUST,
            LARGE COMPANY VALUE FUND, GROWTH OPPORTUNITIES FUND, AND
                          SMALLCAP OPPORTUNITIES FUND

                                    MAY 31,                 DECEMBER 31,
                                   ----------        ----------------------------
                                    2001(1)            2000              1999
                                   ----------        ----------        ----------
Biotechnology Fund(2)                  N/A               N/A               N/A
Growth Opportunities Fund          $2,339,228        $5,951,486        $1,865,457
Large Company Value Fund           $  582,390        $1,549,898        $1,498,729
MidCap Opportunities Fund          $  567,295        $1,439,697        $  483,746
MidCap Value Fund(2)                   N/A               N/A               N/A
SmallCap Value Fund(2)                 N/A               N/A               N/A
SmallCap Opportunities Fund        $1,954,402        $5,594,488        $1,915,854

----------

(1)   Reflects five-month period from January 1, 2000 to May 31, 2001.

(2) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

SUB-ADVISORY AGREEMENTS

           The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of a Company's Board of Directors/Trustees, may select and employ investment advisers to serve as Sub-Adviser for any Fund ("Sub-Adviser"), and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of the Company who are employees of the Investment Adviser or its affiliates and office rent of the Company. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the sub-advisory agreements (each a "Sub-Advisory Agreement and collectively, the "Sub-Advisory Agreements").

           Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

           The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of a Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors/Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

           Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Navellier Fund Management, Inc. ("Navellier"), Navellier acts as Sub-Adviser to Growth + Value Fund. In this capacity, Navellier, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, manages the Fund's portfolio investments consistently with its investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Navellier is wholly owned and controlled by its sole stockholder, Louis G. Navellier. Navellier's address is 1 East Liberty, Third Floor, Reno, Nevada, 89501.

           Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Aeltus Investment Management, Inc., ("Aeltus"), Aeltus acts as Sub-Adviser to Research Enhanced Index Fund. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Group.

           Pursuant to a Sub-Advisory Agreement between the Investment Adviser and AW Advisors, LLC ("AW Advisors"), AW Advisors serves as Sub-Adviser to the Biotechnology Fund. In this capacity, AW

Advisors, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio of investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. AW Advisors' address is 500 N. Franklin Turnpike, Ramsey, NJ 07446.

           Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Brandes Investment Partners, L.P. ("Brandes"), Brandes acts as Sub-Adviser to the ING MidCap Value Fund and the ING SmallCap Value Fund. In this capacity, Brandes, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, manages each Fund's portfolio investments in a manner consistent with each Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Brandes' address is 11988 El Camino Real, Suite 200, San Diego, California 92130. Charles Brandes, who controls the general partnership of Brandes, serves as one of the Managing Directors of Brandes.

           ING Investment Management Advisors B.V. ("IIMA"), serves as Sub-Adviser to the Internet Fund. Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

           Delta Asset Management ("Delta") serves as Sub-Adviser to the Tax Efficient Equity Fund. Located at 333 South Grand Avenue, Los Angeles, California, 90071, Delta is a division of Furman Selz Capital Management LLC.

           For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

   SERIES                               ANNUAL SUB-ADVISORY FEE
   ------                               -----------------------
Growth + Value Fund                     0.50% of the Fund's average daily net assets
Internet Fund                           0.625% of the Fund's average daily net assets
MidCap Value Fund                       0.70% of the Fund's average daily net assets
SmallCap Value Fund                     0.70% of the Fund's average daily net assets
Research Enhanced Index Fund            0.20% of the Fund's average daily net assets
Tax Efficient Equity Fund               0.40% of the Fund's average daily net assets

           Biotechnology Fund. The Biotechnology Fund has agreed to pay a performance-based advisory fee so that if the Biotechnology Fund's performance is greater than that of the NASDAQ Biotechnology Index (the "Index"), the advisory fee is higher, and if it is less than that of the Index, the advisory fee is lower. The management fee may increase or decrease by 0.50% based on the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.

           The Fund's performance-based fee is made up of two components: a base advisory fee of 1.25% of the Fund's average daily net assets and a performance adjustment. Under the Fund's Advisory Agreement, the Fund will pay the entire advisory fee to ING Investments. ING Investments will retain a fixed amount of 0.625% of the base advisory fee and will, in turn, pay the remainder of the base advisory fee (0.625%), as adjusted by the performance adjustment, to AW Advisors. If the performance of Class A shares of the Fund is up to 2 percentage points higher or lower than the performance of the Index, there is no performance adjustment.

           If the performance of Class A shares exceed the performance of the Index by more than 2 percentage points, the sub-advisory fee can increase by up to 0.50% and if the performance of Class A shares lags behind the performance of the Index by more than 2 percentage points, the sub-advisory fee could decrease by up to 0.50% as shown in the following schedule.

    ANNUAL % POINT
  DIFFERENCE BETWEEN                                    PERFORMANCE ADJUSTMENT
  CLASS A SHARES OF                                          PAYABLE TO AW
  BIOTECHNOLOGY FUND        ANNUAL BASE ADVISORY         ADVISORS, LLC (AS A %    ANNUAL TOTAL ADVISORY
  AND NASDAQ BIOTECH        FEE (AS A % OF AVERAGE        OF AVERAGE DAILY           FEE (AS A % OF
         INDEX*                  NET ASSETS)                NET ASSETS)             AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------------
     5.01 or better                 1.25%                     0.500%                   1.750%
      4.01 to 5.00                  1.25%                     0.375%                   1.625%
      3.01 to 4.00                  1.25%                     0.250%                   1.500%
      2.01 to 3.00                  1.25%                     0.125%                   1.375%
      2.00 to -2.00                 1.25%                     0.000%                   1.250%
     -2.01 to -3.00                 1.25%                    -0.125%                   1.125%
     -3.01 to -4.00                 1.25%                    -0.250%                   1.000%
      -4.01 to 5.00                 1.25%                    -0.375%                   0.875%
      -5.00 or more                 1.25%                    -0.500%                   0.750%


------------

* Measured over the performance period which, beginning twelve months after the Fund has commenced operations, will be a rolling 12 month period ended with the most recent calendar month. Since the performance adjustment is based on the comparative performance of Class A shares against the Index, the controlling factor is not whether the performance of Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. In addition, the relative performance of Class A shares against the index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

Former Sub-Adviser for Research Enhanced Index Fund. J.P. Morgan Investment Management LLC ("J.P. Morgan") served as Sub-Adviser to Research Enhanced Index Fund through August 2001. For the fiscal years ended October 31, 2000, the Investment Adviser paid portfolio management fees to J.P. Morgan of $497,672.

Former Sub-Adviser for LargeCap Growth Fund and Convertible Fund. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to LargeCap Growth Fund and Convertible Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the fiscal year ended June 30, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,820,752 and for the three-month period ended September 30, 2000 paid portfolio management fees of $1,155,335.

Former Sub-Adviser for SmallCap Growth Fund and MidCap Growth Fund. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to SmallCap Growth Fund and MidCap Growth Fund through March 31, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the nine-month period ended March 31, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,605,826.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER

                                         MAY 31,                 OCTOBER 31,
                                       ----------        ----------------------------
                                         2001(1)           2000               1999
                                       ----------        ----------        ----------
Growth + Value Fund                    $2,200,510        $3,819,801        $1,355,700
Internet Fund(2)                       $   68,059        $  349,572        $   13,346
Research-Enhanced Index Fund(3)        $  232,934        $  497,672        $  199,666
Tax Efficient Equity Fund(4)           $   91,563        $  172,732        $   38,845


-----------

(1)   Reflects seven-month period from November 1, 2000 to May 31, 2001.

(2)   Internet Fund commenced operations on July 1, 1999.

(3)   Research Enhanced Index Fund commenced operations on December 30, 1998.

(4)   Tax Efficient Equity Fund commenced operations on December 15, 1998.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER

                                      MAY 31,             JUNE 30,
                                                    ---------------------
                                      2001(1)          2000         1999
                                    ----------      ----------   --------
Biotechnology Fund(2)                   N/A             N/A          N/A
Convertible Fund (3) (4)            $  481,251      $1,324,939       N/A
LargeCap Growth Fund (3) (4)        $  674,084      $1,495,813       N/A
MidCap Growth Fund (3) (5)              N/A         $1,085,388       N/A
SmallCap Growth Fund (3) (5)            N/A         $1,520,438       N/A
MidCap Value Fund(2)                    N/A             N/A          N/A
SmallCap Value Fund(2)                  N/A             N/A          N/A

(1)   Reflects eleven-month period from July 1, 2000 to May 31, 2001.

(2) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

(3) Prior to May 24, 1999, the funds were managed by Nicholas-Applegate Capital Management and had no sub-advisory fees.

(4) Effective October 1, 2000, the Investment Adviser began advising the Fund directly.

(5) Effective April 1, 2000, the Investment Adviser began advising the Fund directly.

ADMINISTRATION

           ING Funds Services, LLC serves as administrator for all Funds, except Financial Services Fund and MagnaCap Fund pursuant to various Administrative Services Agreements with Equity Trust, Large Company Value Fund, Mayflower Trust, Mutual Funds, SmallCap Opportunities Fund, Growth Opportunities Fund and Funds Trust. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

           ING Funds Services, LLC serves as Shareholder Service Agent for the Financial Services and MagnaCap Funds pursuant to a Shareholder Service Agreement ("Agreement"). Under the terms of the Agreement, ING Funds Services, LLC has agreed to: (1) review and respond to correspondence from former, existing or new shareholder accounts and (2) receive and respond, in writing if necessary, to telephone calls pertaining to any former, existing or new shareholder accounts and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services, LLC served as Shareholder Service Agent for the Convertible, Equity and Income, LargeCap Growth, MidCap Growth and SmallCap Growth Funds.

           Prior to May 24, 1999, ING Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with ING Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of ING Mutual Funds, subject to the supervision of the Board of Trustees of ING Mutual Funds. For the fiscal year ended March 31, 1999, ICA received aggregate compensation of $1,059,155, for all of the series of ING Mutual Funds.

           Also, prior to May 24, 1999, ING Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by ING Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal year ended March 31, 1999, NACM received aggregate compensation of $1,603,130, for all of the series of ING Mutual Funds pursuant to the Administrative Services Agreement.

    TOTAL ADMINISTRATIVE FEES PAID BY THE FOLLOWING FUNDS WHICH ARE SERIES OF
                                 MAYFLOWER TRUST

                                        MAY 31,               OCTOBER 31,
                                      ---------       -------------------------
                                        2001(1)          2000            1999
                                      ----------      ----------       --------
Growth + Value Fund                    $440,102        $836,071        $358,875
Research Enhanced Index Fund(2)        $116,467        $272,002        $122,493

-------------

(1)   Reflects seven-month period from November 1, 2000 to May 31, 2001.

(2)   Research Enhanced Index Fund commenced operations on December 30, 1998.


    TOTAL ADMINISTRATIVE FEES PAID BY THE FUNDS WHICH COMPRISE EQUITY TRUST,
             LARGE COMPANY VALUE FUND, GROWTH OPPORTUNITIES FUND AND
                           SMALLCAP OPPORTUNITIES FUND


                                    MAY 31,             DECEMBER 31,
                                   --------        ------------------------
                                    2001(1)          2000            1999
                                   --------        --------        --------
Biotechnology Fund(2)                 N/A             N/A             N/A
Growth Opportunities Fund          $246,235        $868,829        $248,728
Large Company Value Fund           $ 91,556           N/A             N/A
MidCap Opportunities Fund          $ 56,730        $155,988        $ 48,903
SmallCap Opportunities Fund        $195,440        $826,269        $255,447
MidCap Value Fund (2)                 N/A             N/A             N/A
SmallCap Value Fund (2)               N/A             N/A             N/A

------------

(1)   Reflects five-month period from January 1, 2001 to May 31, 2001.

(2) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

     TOTAL ADMINISTRATIVE FEES PAID BY THE FUNDS WHICH COMPRISE FUNDS TRUST

                                      MAY 31,        OCTOBER 31,
                                     --------      ---------------
                                     2001(1)        2000     1999
                                     --------      ------    -----
Internet Fund (2)                    $33,191        N/A        N/A
Tax Efficient Equity Fund (2)        $32,599        N/A        N/A


------------

(1)   Reflects seven-month period from November 1, 2000 to May 31, 2001.

(2) Internet Fund commenced operations on July 1, 1999 and Tax Efficient Equity Fund commenced operations on December 15, 1998.


            SHAREHOLDER SERVICE FEES PAID BY FINANCIAL SERVICES FUND, MAGNACAP FUND, AND THE FUNDS THAT COMPRISE MUTUAL FUNDS


                               MAY 31                 JUNE 30
                              --------       ---------------------------
                               2001(1)         2000             1999
                               -------       -------         -----------
Convertible Fund               $24,465        $29,890        $    564(2)
Equity and Income Fund         $16,100        $ 7,816        $    300(2)
Financial Services Fund        $24,009        $43,262        $110,083
Large Cap Growth Fund          $30,990        $27,554        $    761(2)
MagnaCap Fund                  $24,130        $31,735        $ 55,048
MidCap Growth Fund             $24,790        $23,703        $    814(2)
SmallCap Growth Fund           $26,800        $25,209        $    608(2)

---------

(1)   Reflects eleven month period from July 1, 2000 to May 31, 2001.

(2)   Reflects three month period from April 1, 1999 to June 1, 1999.

                          EXPENSE LIMITATION AGREEMENTS

           The Investment Adviser has entered into expense limitation agreements with the following ING Funds, pursuant to which the Investment Adviser, and Sub-Adviser, as applicable, has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the ING Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or Sub-Adviser do not exceed:

FUND                                CLASS A        CLASS B       CLASS C       CLASS I       CLASS M       CLASS Q       CLASS T
-----                               -------        -------       -------       -------       -------       -------       -------
Biotechnology Fund                   2.00%          2.75%         2.75%          N/A           N/A          2.00%          N/A
Convertible Fund                     1.60%          2.25%         2.25%          N/A           N/A          1.25%          N/A
Equity and Income Fund               1.60%          2.25%         2.25%          N/A           N/A          1.25%         1.75%
Internet Fund                        1.90%          2.65%         2.65%          N/A           N/A           N/A           N/A
Large Company Value Fund             2.75%          3.50%         3.50%          N/A           N/A          2.75%          N/A
LargeCap Growth Fund                 1.60%          2.25%         2.25%          N/A           N/A          1.25%          N/A
MidCap Growth Fund                   1.60%          2.25%         2.25%          N/A           N/A          1.25%          N/A

FUND                                CLASS A        CLASS B       CLASS C       CLASS I       CLASS M       CLASS Q       CLASS T
-----                               -------        -------       -------       -------       -------       -------       -------
MidCap Opportunities Fund            1.50%          2.20%         2.20%          N/A           N/A          1.35%          N/A
MidCap Value Fund                    1.75%          2.50%         2.50%         1.50%          N/A          1.75%          N/A
SmallCap Growth Fund                 1.95%          2.60%         2.60%          N/A           N/A          1.50%          N/A
SmallCap Value Fund                  1.75%          2.50%         2.50%         1.50%          N/A          1.75%          N/A
Tax Efficient Equity Fund            1.45%          2.20%         2.20%          N/A           N/A           N/A           N/A


           Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

           Each expense limitation agreement provides that these expense limitations shall continue until November 1, 2002 for SmallCap Growth Fund, MidCap Growth Fund, LargeCap Growth Fund, Convertible Fund, and Equity and Income Fund; until January 4, 2004 for the MidCap Opportunities Fund; until July 26, 2002 for Large Company Value Fund; until May 31, 2003 for Tax Efficient Equity Fund and Internet Fund; and until December 31, 2002 for the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund. Thereafter, each agreement will automatically renew for a one-year term unless the Investment Adviser provides written notice of the termination of the agreement to the Fund at least thirty
(30) days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business.

           For ING Mutual Funds, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

           The voluntary fee reductions were as follows:

                                  MAY 31                   JUNE 30
                               ------------         -----------------------
FUND                              2001(1)            2000           1999(2)
-----                          ------------         -------        ---------
Convertible Fund               ($28,211)(3)         $      0       $ 12,611
Equity and Income Fund         $262,968             $179,601       $ 31,139
LargeCap Growth Fund           ($10,162)(3)         $      0       $  4,314
MidCap Growth Fund             ($29,600)(3)         $ 10,354       $  1,010
SmallCap Growth Fund           ($47,191)(3)         $204,352       $ 29,487

--------------

(1)   Reflects eleven month-period from June 30, 2000 to May 31, 2001.

(2)   Reflects three-month period from April 1, 1999 to June 30, 1999.

(3) Reflects reimbursements by the Fund for voluntary fee reductions made in prior periods.

                                MAY 31,              OCTOBER 31,
                               ----------     -----------------------
FUND                            2001(1)           2000         1999(2)
----                           ----------     ----------     --------
Internet Fund (2)              $314,555(3)    $1,866,267     $153,685
Tax Efficient Equity Fund (2)  $122,924(3)    $  517,049     $413,162


--------

(1)        Reflects seven-month period from November 11, 2000 to May 31, 2001.

(2) Internet Fund commenced operations on July 1, 1999 and Tax Efficient Equity Fund commenced operations on December 15, 1998.

(3) ING Mutual Funds Management served as the investment adviser to the Tax Efficient Equity Fund and Internet Fund prior to April 30, 2001. On April 30, 2001, ING Mutual Funds Management, LLC merged into the Investment Adviser. The Investment Adviser assumed all contracts, obligations and assets of ING Mutual Funds Management, LLC.

           Prior to July 26, 2000, the Investment Adviser voluntarily limited expenses of the Large Company Value Fund to 2.75% of the average daily net assets of the Class A shares of the Fund. The voluntary fee reductions were as follows:

                                      MAY 31,             OCTOBER 31,
                                      ------         -----------------------
FUND                                  2001(1)         2000            1999
----                                  -------        -------        --------
Large Company Value Fund (2)          $     0        $     0        $      0

------

(1)        Reflects five-month-period from January 1, 2001 to May 31, 2001.


DISTRIBUTOR

           Shares of each Fund are distributed by ING Funds Distributor, Inc. ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between each Company and the Distributor. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended (the "1933 Act"). Each Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the ING Funds and have no effect on the net asset value of the ING Funds. The Distributor, like the Investment Adviser, is an indirect, wholly owned subsidiary of ING Group. Prior to July 26, 2000, the distributor for Large Company Value Fund was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, Inc. served as the distributor for the Internet Fund and the Tax Efficient Equity Fund.

           For the fiscal year ended May 31, 2001, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                     CLASS A         CLASS A                                 CLASS M         CLASS M
                                  SALES CHARGES   SALES CHARGES     CLASS B      CLASS C   SALES CHARGES   SALES CHARGES    CLASS T
                                     BEFORE          AFTER         DEFERRED     DEFERRED      BEFORE           AFTER        DEFERRED
             FUND                    DEALER          DEALER         SALES        SALES        DEALER           DEALER        SALES
                                  RE-ALLOWANCE    RE-ALLOWANCE     CHARGES      CHARGES    RE-ALLOWANCE     RE-ALLOWANCE    CHARGES
             ----                 -------------   -------------    --------     --------   -------------   -------------    --------
Biotechnology Fund(1)                    N/A              N/A         N/A            N/A         N/A            N/A          N/A
Convertible Fund                  $  772,204         $100,722         $0         $37,540         N/A            N/A          N/A
Equity and Income Fund            $   41,348         $  5,393         $0         $ 3,444         N/A            N/A          $ 0
Financial Services Fund           $  367,564         $ 47,943         $0             N/A         N/A            N/A          N/A
Growth Opportunities Fund         $  371,878         $ 48,506         $0         $44,851         N/A            N/A          $ 0
Growth + Value Fund               $1,117,379         $145,745         $0         $77,220         N/A            N/A          N/A
Internet Fund                     $   76,852         $ 10,024         $0         $ 3,374         N/A            N/A          N/A
Large Company Value Fund          $   12,678         $  1,654         $0         $   674         N/A            N/A          N/A
LargeCap Growth Fund              $1,256,708         $163,918         $0         $59,975         N/A            N/A          N/A
MagnaCap Fund                     $  152,769         $ 19,926         $0         $ 4,073      $ 4,810         $ 1,031        N/A
MidCap Growth Fund                $  506,498         $ 66,065         $0         $15,019         N/A            N/A          N/A
MidCap Opportunities Fund         $   46,872         $  6,114         $0         $ 5,884         N/A            N/A          N/A
MidCap Value Fund(1)                     N/A              N/A         N/A            N/A         N/A            N/A          N/A
Researched Enhanced Index Fund    $   32,648         $  4,258         $0         $15,808         N/A            N/A          N/A
SmallCap Growth Fund              $  369,095         $ 48,143         $0         $25,157         N/A            N/A          N/A
SmallCap Opportunities Fund       $   50,992         $  6,651         $0         $21,098         N/A            N/A          $ 0
SmallCap Value Fund(1)                   N/A              N/A         N/A            N/A         N/A            N/A          N/A
Tax Efficient Equity Fund         $   28,144         $  3,671         $0         $   567         N/A            N/A          N/A

--------------

(1) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

The Distributor received $5,621,753 and $1,128,487 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of shares of all Funds managed by the Investment Adviser during calendar year 2000 and 1999, respectively.

                                RULE 12b-1 PLANS

           Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The ING Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T shares in amounts as set forth in the following table. The ING Funds do not have a 12b-1 Plan with respect to the Institutional Class (Class I).

                                                             FEES BASED ON AVERAGE DAILY NET ASSETS
                                         -----------------------------------------------------------------------------
NAME OF FUND                             CLASS A       CLASS B       CLASS C       CLASS M       CLASS Q       CLASS T
------------                             -------       -------       -------       -------       -------       -------
Biotechnology Fund                        0.25%         1.00%         1.00%          N/A          0.25%          N/A
Convertible Fund                          0.35%         1.00%         1.00%          N/A          0.25%          N/A
Equity and Income Fund                    0.35%         1.00%         1.00%          N/A          0.25%         0.75%
Financial Services Fund                   0.25%         1.00%          N/A           N/A           N/A           N/A
Growth Opportunities Fund                 0.30%         1.00%         1.00%          N/A          0.25%         0.95%
Growth + Value Fund                       0.30%         1.00%         1.00%          N/A          0.25%          N/A
Internet Fund                             0.35%         1.00%         1.00%          N/A           N/A           N/A
Large Company Value Fund                  0.25%         1.00%         1.00%          N/A          0.25%          N/A
LargeCap Growth Fund                      0.35%         1.00%         1.00%          N/A          0.25%          N/A
MagnaCap Fund                             0.30%         1.00%         1.00%         0.75%         0.25%          N/A
MidCap Growth Fund                        0.35%         1.00%         1.00%          N/A          0.25%          N/A
MidCap Opportunities Fund                 0.30%         1.00%         1.00%          N/A          0.25%          N/A
MidCap Value Fund                         0.25%         1.00%         1.00%          N/A          0.25%          N/A
Research Enhanced Index Fund              0.30%         1.00%         1.00%          N/A          0.25%          N/A
SmallCap Growth Fund                      0.35%         1.00%         1.00%          N/A          0.25%          N/A
SmallCap Opportunities Fund               0.30%         1.00%         1.00%          N/A          0.25%         0.95%
SmallCap Value Fund                       0.25%         1.00%         1.00%          N/A          0.25%          N/A
Tax Efficient Equity Fund                 0.35%         1.00%         1.00%          N/A           N/A           N/A


           These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M, Class Q and Class T shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

           Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, 0.65% for Class M, and 0.15% - 0.65% for Class
T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, Class B or Class C shares, and in the first month following a purchase of Class M and Class T shares. In addition, a 0.25% fee may be paid on Class Q shares.

           The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A shares of MagnaCap Fund. The Distributor has incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $801,313 for MagnaCap Fund (0.30% of its net assets) as of May 31, 2001. With respect to Class A shares of each other Fund and Class B, Class C, Class M, Class Q and Class T shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

           In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs; seminars for the public; advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

           The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

           In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such ING Funds and their respective shareholders.

           Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

           The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

           Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds for the fiscal year ended May 31, 2001 were as follows.


DISTRIBUTION EXPENSES                   CLASS A        CLASS B         CLASS C         CLASS M         CLASS Q        CLASS T
---------------------                   -------        -------         -------         -------         -------        -------
Biotechnology Fund(1)
Advertising........................      N/A            N/A             N/A              N/A              N/A             N/A
Printing...........................      N/A            N/A             N/A              N/A              N/A             N/A
Salaries & Commissions.............      N/A            N/A             N/A              N/A              N/A             N/A
Broker Servicing...................      N/A            N/A             N/A              N/A              N/A             N/A
Miscellaneous......................      N/A            N/A             N/A              N/A              N/A             N/A
TOTAL..............................      N/A            N/A             N/A              N/A              N/A             N/A

Convertible Fund
Advertising........................      485            576            1,860             N/A              131             N/A
Printing...........................     9,213          10,949          35,348            N/A             2,494            N/A
Salaries & Commissions.............     62,099         73,800         238,262            N/A             16,814           N/A
Broker Servicing...................    236,672        281,268         908,062            N/A             64,080           N/A
Miscellaneous......................     95,972        114,056         368,226            N/A             25,985           N/A
TOTAL..............................    404,441        480,649        1,551,758           N/A            109,504           N/A

Equity and Income Fund
Advertising........................      200            171             258              N/A               3               84
Printing...........................     3,801          3,252           4,896             N/A               57            1,599
Salaries & Commissions.............     25,153         21,520          32,398            N/A              379            10,584
Broker Servicing...................    129,360        110,677         166,622            N/A             1,948           54,434
Miscellaneous......................     20,341         17,404          26,201            N/A              306            8,560
TOTAL..............................    178,855        153,024         230,375            N/A             2,693           75,261

Financial Services Fund
Advertising........................      955            905             N/A              N/A              N/A             N/A
Printing...........................     18,143         17,201           N/A              N/A              N/A             N/A
Salaries & Commissions.............    118,981        112,803           N/A              N/A              N/A             N/A
Broker Servicing...................    328,061        311,026           N/A              N/A              N/A             N/A
Miscellaneous......................     86,251         81,773           N/A              N/A              N/A             N/A
TOTAL..............................    552,391        523,708           N/A              N/A              N/A             N/A

Growth + Value
Advertising........................      604            988            2,284             N/A               14             N/A
Printing...........................     16,468         18,774          43,404            N/A              268             N/A
Salaries & Commissions.............     79,407        129,997         300,541            N/A             1,852            N/A
Broker Servicing...................    178,148        291,648         674,261            N/A             4,156            N/A
Miscellaneous......................    202,069        330,809         764,798            N/A             4,714            N/A
TOTAL..............................    471,696        772,261        1,785,288           N/A             11,004           N/A

Growth Opportunities Fund
Advertising........................      386            316             921              N/A               13             236
Printing...........................     7,338          5,995           17,491            N/A              238            4,491
Salaries & Commissions.............     47,692         38,968         113,684            N/A             1,548           29,188
Broker Servicing...................     94,917         77,554         226,255            N/A             3,081           58,090
Miscellaneous......................    129,039        105,434         307,594            N/A             4,189           78,973
TOTAL..............................    279,372        228,267         665,945            N/A             9,069          170,978

Internet Fund
Advertising........................      156             76              49              N/A              N/A             N/A
Printing...........................     2,759          1,451            924              N/A              N/A             N/A
Salaries & Commissions.............     18,735         9,187           5,852             N/A              N/A             N/A
Broker Servicing...................     54,324         26,639          16,969            N/A              N/A             N/A
Miscellaneous......................     9,175          4,499           2,866             N/A              N/A             N/A
TOTAL..............................     85,349         41,852          26,660            N/A              N/A             N/A

Large Company Value Fund
Advertising........................      573             8               9               N/A              N/A             N/A
Printing...........................     10,881          153             165              N/A              N/A             N/A
Salaries & Commissions.............     68,106          958            1,035             N/A              N/A             N/A
Broker Servicing...................    181,298         2,551           2,755             N/A              N/A             N/A
Miscellaneous......................     34,460          485             524              N/A              N/A             N/A
TOTAL..............................    295,318         4,155           4,488             N/A              N/A             N/A

LargeCap Growth Fund
Advertising........................     1,102          1,300           2,602             N/A               73             N/A
Printing...........................     20,934         24,698          49,431            N/A             1,385            N/A
Salaries & Commissions.............    142,085        167,631         335,504            N/A             9,402            N/A
Broker Servicing...................    305,294        360,183         720,885            N/A             20,201           N/A
Miscellaneous......................    302,825        357,271         715,057            N/A             20,038           N/A
TOTAL..............................    772,240        911,083        1,823,479           N/A             51,099           N/A

MagnaCap Fund
Advertising........................     1,068           367              60              133               15             N/A
Printing...........................     20,290         6,969           1,139            2,524             289             N/A
Salaries & Commissions.............    131,258         45,082          7,370            16,327           1,872            N/A
Broker Servicing...................    534,174        183,468          29,992           66,447           7,620            N/A
Miscellaneous......................    103,524         35,556          5,813            12,877           1,477            N/A
TOTAL..............................    790,314        271,422          44,374           98,308           11,273           N/A

MidCap Growth Fund
Advertising........................      380            282            1,755             N/A               25             N/A
Printing...........................     7,224          5,360           33,339            N/A              476             N/A
Salaries & Commissions.............     48,895         36,278         225,669            N/A             3,219            N/A
Broker Servicing...................    333,146        247,191        1,537,601           N/A             21,932           N/A
Miscellaneous......................     80,719         59,890         372,549            N/A             5,314            N/A
TOTAL..............................    470,364        348,991        2,170,913           N/A             30,966           N/A

MidCap Opportunities Fund
Advertising........................       73             51             154              N/A               3              N/A
Printing...........................     1,383           962            2,925             N/A               65             N/A
Salaries & Commissions.............     8,756          6,090           18,519            N/A              409             N/A
Broker Servicing...................     17,596         12,239          37,213            N/A              822             N/A
Miscellaneous......................     21,993         15,297          46,513            N/A             1,028            N/A
TOTAL..............................     49,801         34,639         105,324            N/A             2,327            N/A

MidCap Value Fund(1)
Advertising........................      N/A            N/A             N/A              N/A              N/A             N/A
Printing...........................      N/A            N/A             N/A              N/A              N/A             N/A
Salaries & Commissions                   N/A            N/A             N/A              N/A              N/A             N/A
Broker Servicing...................      N/A            N/A             N/A              N/A              N/A             N/A
Miscellaneous......................      N/A            N/A             N/A              N/A              N/A             N/A
TOTAL..............................      N/A            N/A             N/A              N/A              N/A

Research Enhanced Index Fund
Advertising........................       43            106             443              N/A               1              N/A
Printing...........................      810           2,012           8,408             N/A               23             N/A
Salaries & Commissions.............     5,383          13,369          55,859            N/A              152             N/A
Broker Servicing...................     36,249         90,029         376,161            N/A             1,026            N/A
Miscellaneous......................     13,085         32,498         135,782            N/A              370             N/A
TOTAL..............................     55,570        138,014         576,653            N/A             1,572            N/A

SmallCap Growth Fund
Advertising........................      493            260            1,656             N/A               22             N/A
Printing...........................     9,360          4,939           31,467            N/A              415             N/A
Salaries & Commissions.............     62,270         32,854         209,334            N/A             2,764            N/A
Broker Servicing...................    367,269        193,771        1,234,655           N/A             16,302           N/A
Miscellaneous......................    103,295         54,498         347,248            N/A             4,585            N/A
TOTAL..............................    542,687        286,322        1,824,360           N/A             24,088           N/A

SmallCap Opportunities Fund
Advertising........................      350            423             587              N/A               5              109
Printing...........................     6,644          8,044           11,152            N/A               98            2,070
Salaries & Commissions.............     41,798         50,611          70,161            N/A              614            13,024
Broker Servicing...................    155,339        188,091         260,746            N/A             2,281           48,402
Miscellaneous......................     58,236         70,514          97,752            N/A              855            18,146
TOTAL..............................    262,367        317,683         440,398            N/A             3,853           81,750

SmallCap Value Fund(1)
Advertising........................      N/A            N/A             N/A              N/A              N/A             N/A
Printing...........................      N/A            N/A             N/A              N/A              N/A             N/A
Salaries & Commissions.............      N/A            N/A             N/A              N/A              N/A             N/A
Broker Servicing...................      N/A            N/A             N/A              N/A              N/A             N/A
Miscellaneous......................      N/A            N/A             N/A              N/A              N/A             N/A
TOTAL..............................      N/A            N/A             N/A              N/A              N/A             N/A

Tax Efficient Equity Fund
Advertising........................      226             44              12              N/A              N/A             N/A
Printing...........................     4,285           829             221              N/A              N/A             N/A
Salaries & Commissions.............     27,124         5,249           1,402             N/A              N/A             N/A
Broker Servicing...................     84,415         16,337          4,363             N/A              N/A             N/A
Miscellaneous......................     13,046         2,525            674              N/A              N/A             N/A
TOTAL..............................    129,096         24,984          6,672             N/A              N/A             N/A

-------------

(1) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

SHAREHOLDER SERVICING AGENT

           ING Funds Services, LLC, an affiliate of the Investment Adviser, serves as Shareholder Servicing Agent for the ING Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

           In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

           The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

           Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds," and "More Information About Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives. For the purposes of this section, ING Internet Fund and ING Tax Efficient Equity Fund will be referred to collectively as the funds that comprise ING Funds Trust. ING Growth + Value Fund and ING Research Enhanced Index Fund will be referred to collectively as the funds that comprise Mayflower

Trust. ING LargeCap Growth Fund, ING MidCap Growth Fund, ING SmallCap Growth Fund, ING Convertible Fund and ING Equity and Income Fund will be collectively referred to as "ING Mutual Funds."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

           Each Fund may invest its assets in certain short-term, high-quality debt instruments (and, in the case of Financial Services Fund, investment grade debt instruments) and in U.S. Government securities for the following purposes:
(i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

           Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

           Each Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. With respect to each Fund other than the Biotechnology Fund, the Financial Services Fund and the Internet Fund, such investments will be diversified over a cross-section of industries and individual companies. As described below, the Biotechnology Fund, the Financial Services Fund, and the Internet Fund concentrate their investments such that at least 25% of the assets of those Funds will be invested in a particular industry. However, with the exception of the Internet Fund, these Funds do invest in a cross-section of individual companies. For Funds other than LargeCap Growth Fund, some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

           Each Fund may also buy other types of equity securities such as preferred stock, convertible securities, and warrants or other securities that are exchangeable for shares of common stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

           A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

           The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

           The Funds that comprise ING Mutual Funds may invest in "synthetic" convertible securities which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Funds that comprise ING Mutual Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's Investors Services ("Moody's") or "A" or higher by Standard & Poor's Corporation ("S&P") and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

           As a matter of operating policy, the Funds that comprise ING Mutual Funds will invest no more than 5% of their net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

           The Biotechnology Fund, Internet Fund, MidCap Growth Fund, MidCap Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Tax Efficient Equity Fund will invest in small- and/or mid-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

EURODOLLAR CONVERTIBLE SECURITIES

           The Funds that comprise ING Mutual Funds may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds that comprise ING Mutual Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds that comprise ING Mutual Funds may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

           The Funds that comprise ING Mutual Funds and ING Funds Trust may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

SECURITIES OF BANKS AND THRIFTS

           Financial Services Fund may invest in equity securities of banks and thrifts. A "money center bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as "community banks."

           Financial Services Fund may invest in the securities of banks or thrifts that are relatively small, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which that Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); as a result, there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

           The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

           Changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the state and Federal levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.

           The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

           The thrifts in which Financial Services Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision ("OTS"). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.

SECURITIES OF BIOTECHNOLOGY COMPANIES

           The Biotechnology Fund concentrates its investments in the biotechnology sector. The Fund may invest in companies, among others, involved with genomics, genetic engineering, gene therapy, health care, pharmaceuticals, agriculture, chemicals, medicine or surgery.

           Biotechnology Fund may invest in the securities of biotechnology companies that are relatively small with products that are still in the research and discovery stage. Only a limited number of these companies have products that have been approved by the U.S. Food and Drug Administration and commercial production and distribution. These companies may experience losses as they transition from the research phase into the production phase of development, and revenue. Securities of many biotechnology companies are thinly traded. The prices of the securities of biotechnology companies may display extreme volatility and may react negatively to unfavorable research and development results, regulatory changes or market conditions. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

PORTFOLIO HEDGING

           Each Fund (except Financial Services Fund) may hedge against changes in financial markets, currency rates and interest rates. Each Fund (except Financial Services Fund) may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. There can be no assurances that a Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge. If the Fund does not correctly predict a hedge, it may lose money. In addition, each Fund pays commissions and other costs in connection with hedging transactions.

           Risks Associated With Hedging Transactions.

           Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

           Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

           In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

           Risks of Hedging Transactions Outside the United States.

           When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments.

The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

SHORT-TERM INVESTMENTS

           The Funds may invest in the following securities and instruments:

           Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits.

           The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

           A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

           In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

           Savings Association Obligations.

           The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

           Commercial Paper, Short-Term Notes and Other Corporate Obligations.

           The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

           Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

           The Funds may invest in U.S. Government securities which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

MUNICIPAL SECURITIES

           The Funds that comprise ING Mutual Funds may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

           In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

           The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

           The Funds that comprise ING Mutual Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

           Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

           Moral Obligation Securities

           Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

           Industrial Development and Pollution Control Bonds

           The Funds that comprise ING Mutual Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

           Municipal Lease Obligations

           The Funds that comprise ING Mutual Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds that comprise ING Mutual Funds may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

           These Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM MUNICIPAL OBLIGATIONS

           The Funds that comprise ING Mutual Funds may invest in short-term municipal obligations. These securities include the following:

           Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

           Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

           Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

           Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

           Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES

           Biotechnology Fund and the Funds that comprise ING Mutual Funds may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Biotechnology Fund and the Funds that comprise ING Mutual Funds may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

           Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

CORPORATE DEBT SECURITIES

           Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

           Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

HIGH YIELD SECURITIES

           Biotechnology Fund, Convertible Fund and Equity and Income Fund may invest in high yield securities, which are debt securities that are rated lower than Baa by Moody's or BBB by S&P, or of comparable quality if unrated.

           High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

           High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

           The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

           Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High Yield Securities

           The medium- to lower-rated and unrated securities in which the Funds may invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

           High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

           Sensitivity to interest rate and economic changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

           The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

           Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

           Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Director/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent a Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

           Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The ING Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

           Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser and a Fund's Sub-Adviser may primarily rely on their own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser, or Sub-Adviser, when applicable, continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

BANKING INDUSTRY OBLIGATIONS

           Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

           In order to secure prices or yields deemed advantageous at the time, the Funds (except Large Company Value Fund) may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

           When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

DERIVATIVES

           Each Fund (except Financial Services Fund) may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

           Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

           Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In the case of Research Enhanced Index Fund, derivative investments generally will be limited to S&P 500 Index Options.

REAL ESTATE SECURITIES

           The Funds that comprise the ING Funds Trust may invest in REITs and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Fund will not invest directly in real estate, a fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

           REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

           Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

           Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

MORTGAGE-RELATED SECURITIES

           The Funds (except Biotechnology, Financial Services, Large Company Value, MagnaCap, MidCap Value and SmallCap Value Funds) may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association

("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

           One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

           "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

           The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

           The Funds indicated above may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the private pools. However, the timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

           It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser or Sub-Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

           Other types of mortgage-related securities in which the Funds indicated above may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

           CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds indicated above may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

           Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

           SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Fund's Board of Directors/Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

           Growth + Value Fund, MidCap Opportunities Fund, and Research Enhanced Index Fund may invest up to 5% of its net assets in Privately Issued CMOs, IOs and POs when the Investment Adviser or a Sub-Adviser believes that such investments are consistent with the Fund's investment objective.

           The Funds (except Biotechnology, Financial Services, Large Company Value, MagnaCap, MidCap Value and SmallCap Value Funds and the Funds that comprise ING Funds Trust) may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the

United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Risks of Investing in Mortgage-Related Securities

           Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

           GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

           Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

           Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

ADJUSTABLE RATE MORTGAGE SECURITIES

           The Funds that comprise ING Funds Trust may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

           The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

           There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

ASSET BACKED SECURITIES

           The Funds are permitted to invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, the Funds may invest in these and other types of asset-backed securities which may be developed in the future.

           Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

ZERO COUPON AND PAY-IN-KIND SECURITIES

           The Funds (except Large Company Value, LargeCap Growth, MagnaCap and MidCap Growth Funds) may invest in zero coupon securities. Equity and Income Fund and Convertible Fund will limit their investments in such securities to 35% of their respective net assets. Zero coupon, or deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

           Convertible Fund and Equity and Income Fund may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

           The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

           Biotechnology Fund, Large Company Value Fund, MagnaCap Fund, MidCap Value Fund, SmallCap Value Fund, the Funds that comprise ING Mutual Funds, and the Funds that comprise ING Funds Trust may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES

           Each Fund may invest in foreign securities. Convertible Fund, Equity and Income Fund, LargeCap Growth Fund, MidCap Growth Fund and SmallCap Growth Fund may invest in Emerging Markets Securities. Biotechnology Fund, Internet Fund and Tax Efficient Equity Fund may invest an unlimited amount in foreign securities and may also invest in emerging markets securities. The Equity and Income Fund, Convertible Fund, Growth + Value Fund, Growth Opportunities Fund, Large Company Value Fund, LargeCap Growth Fund, MidCap Growth Fund, MidCap Opportunities Fund, Research Enhanced Index Fund, SmallCap Growth Fund and SmallCap Opportunities Fund may invest up to 20% of its net assets in securities of foreign issuers, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S.

securities exchange. MagnaCap Fund may invest up to 5% of its total assets, in certain foreign securities (including ADRs). Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund may invest up to 20% of their net assets in securities of foreign issuers.

           Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

           As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

           Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

           International Debt Securities. The Funds indicated above may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks and zero coupon securities.

           In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

           Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

           Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

           The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

           Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

           In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

           Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

           Foreign Currency Exchange Transactions. Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

           Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

SOVEREIGN DEBT SECURITIES

           Each Fund (except Financial Services Fund) may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which many of the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. The MidCap Value Fund and SmallCap Value Fund may not invest in sovereign debt rated below investment grade.

           Brady Bonds

           Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Colombia, Costa Rica, Croatia, the Dominican Republic, Ecuador, Indonesia, the Ivory Coast, Jordan, Korea, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Thailand, Turkey, Uruguay, Venezuela and Vietnam, and may be issued by other emerging countries.

SECURITIES SWAPS

           Biotechnology Fund and the Funds that comprise ING Mutual Funds and ING Funds Trust may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

OPTIONS ON SECURITIES AND SECURITIES INDICES

           Purchasing Put and Call Options

           Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) is authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

           If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

           If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

           Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

           Writing Call Options

           Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

           Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

           The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser or Sub-Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC option contract than the Fund would pay to close out a similar exchange traded option.

           Stock Index Options

           Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) may also purchase put and call options with respect to the S&P 500 and other stock indices. These Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

           The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

           Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

           Dealer Options

           Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

           Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

           The Staff of the Securities and Exchange Commission (the "Commission") takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

           Limits on Use of Options

           The Funds that comprise ING Mutual Funds may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

Risks of Investing in Options on Securities and Indices

           There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

           A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

FOREIGN CURRENCY CONTRACTS

      Foreign Currency Options

      Biotechnology Fund, MagnaCap Fund, MidCap Value Fund, SmallCap Value Fund and the Funds that comprise ING Mutual Funds and ING Funds Trust may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

      Forward Currency Contracts

      Biotechnology Fund, MidCap Value Fund, SmallCap Value Fund and the Funds that comprise ING Mutual Funds and ING Funds Trust may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

      Each Fund (except Financial Services and MagnaCap Funds) may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. Large Company Value Fund and the Funds that comprise ING Funds Trust may invest in interest rate futures. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

      A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

      An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

      In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

      The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

      Limitations on Futures Contracts and Related Options

      The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. None of the Funds that comprise ING Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

      The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

Risks Relating to Options and Futures Contracts

      The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

      The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

      The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

INDEX WARRANTS

      Biotechnology Fund and Research Enhanced Index Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If either Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Funds indicated above will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Biotechnology Fund and Research Enhanced Index Fund will normally invest only in exchange-listed warrants. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

FOREIGN CURRENCY FUTURES CONTRACTS

      Each Fund (other than Financial Services, Large Company Value and MagnaCap Funds) may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future. These Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts

      There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

      When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INTEREST RATE AND CURRENCY SWAPS

      Biotechnology Fund and the Funds that comprise ING Mutual Funds and ING Funds Trust may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

      A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Fund are considered to be illiquid assets.

      Interest Rate Swaps

      As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

      Cross-Currency Swaps

      A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

      Swap Options

      Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund and the Funds that comprise ING Mayflower Trust may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

      Caps and Floors

      Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund and the Funds that comprise ING Mayflower Trust may invest in interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors

      The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

NON-HEDGING STRATEGIC TRANSACTIONS

      A Fund's options, futures and swap transactions will generally be entered into for hedging purposes to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for such purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

RESTRICTED AND ILLIQUID SECURITIES

      Each Fund may invest in illiquid, restricted, or not readily marketable securities (except that MagnaCap Fund may not invest in restricted securities), if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity.

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

OTHER INVESTMENT COMPANIES

      Each Fund (except MagnaCap Fund and the Funds that comprise ING Mayflower Trust) may invest in other investment companies ("Underlying Funds"). Each of these Funds may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. These Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

      Investment Companies that Invest in Senior Loans

      Equity and Income Fund may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

      Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

      Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

GUARANTEED INVESTMENT CONTRACTS

      The Funds that comprise the ING Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a

Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

PRIVATE FUNDS

      The Funds that comprise the ING Funds Trust may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

REPURCHASE AGREEMENTS

      Each Fund may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

      Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by SmallCap Opportunities and Growth Opportunities Funds, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

      As an alternative to using repurchase agreements, each of the Funds that comprise Mayflower Trust, MidCap Opportunities Fund, SmallCap Opportunities Fund, MidCap Value Fund, SmallCap Value Fund and Growth Opportunities Fund may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

      The Funds (except Financial Services and MagnaCap Funds) may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks, the Funds (except Financial Services, Large Company Value, MagnaCap, MidCap Value and SmallCap Value Funds) may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, Biotechnology Fund, Growth Opportunities Fund, Growth + Value Fund, Internet Fund, MagnaCap Fund, MidCap Opportunities Fund, MidCap Value Fund, Research Enhanced Index Fund, SmallCap Value Fund and Tax-Efficient Equity Fund may lend portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. The Funds that comprise ING Mutual Funds may lend portfolio securities in an amount up to 30% of total fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Financial Services Fund and Large Company Value Fund may not lend portfolio securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

LOAN PARTICIPATION AND ASSIGNMENTS

      Biotechnology Fund, Growth Opportunities Fund, MidCap Opportunities Fund, MidCap Value Fund, SmallCap Opportunities Fund and SmallCap Value Fund and the Funds that comprise ING Mayflower Trust may invest in loan participation and loan assignments. A Fund's investment in loan participation typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

      When a Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

TO BE ANNOUNCED SALE COMMITMENTS

      MidCap Opportunities Fund, MidCap Value Fund, SmallCap Value Fund and the Funds that comprise Mayflower Trust and ING Mutual Funds may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

FLOATING OR VARIABLE RATE INSTRUMENTS

      Each Fund (except Financial Services, Large Company Value and MagnaCap Funds) may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

      A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

      The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

SHORT SALES

      Biotechnology Fund, MidCap Growth Fund, MidCap Opportunities Fund, SmallCap Growth Fund, MidCap Value Fund, SmallCap Value Fund and the Funds that comprise Mayflower Trust, SmallCap Opportunities Fund, and Growth Opportunities Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). MidCap Growth Fund and SmallCap Growth Fund may also make short sales of securities which they do not own or have the right to acquire.

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety
(90) days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is

"covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Directors/Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

DIVERSIFICATION

      Each Fund (except Internet Fund) is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      Internet Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

CONCENTRATION

      Biotechnology Fund, Financial Services Fund and Internet Fund "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

BORROWING

      The Funds that comprise ING Mutual Funds may each borrow up to 20% of their total net assets for temporary, extraordinary, or emergency purposes. MagnaCap Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 5% of the value of its total assets. Financial Services Fund may borrow, only in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. Growth Opportunities Fund and SmallCap Opportunities Fund may borrow up to 5% of total assets from a bank as a temporary measure for extraordinary or emergency purposes. MidCap Opportunities Fund may borrow, only in an amount up to 10% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. Growth + Value Fund may not borrow any amount in excess of 10% of their respective assets other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets. Biotechnology Fund may borrow in an amount up to 15% of the value of the Fund's total assets for temporary or emergency purposes, and may borrow for leveraging purposes only if the value of the Fund's assets (including the amount borrowed) less its liabilities is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

      As part of its fundamental policies, the Research Enhanced Index Fund may not borrow any amount in excess of 33-1/3% of the Fund's assets, other than for temporary emergency or administrative purposes. As an operating policy, the Research Enhanced Index Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If the Research Enhanced Index Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

      Large Company Value Fund may borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. MidCap Value Fund, SmallCap Value Fund and each of the Funds that comprise ING Funds Trust may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

      Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      Biotechnology Fund, Financial Services Fund, Large Company Value Fund, Growth Opportunities Fund, Internet Fund, MagnaCap Fund, MidCap Value Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Tax Efficient Equity Fund may invest in securities of companies with limited operating histories. The Funds consider these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

INITIAL PUBLIC OFFERINGS

      Biotechnology Fund, Internet Fund, MidCap Growth Fund, MidCap Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund, SmallCap Opportunities Fund, SmallCap Value Fund and Tax Efficient Equity Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

      Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and therefore have a more limited effect on the Funds' performance.

      There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

                             INVESTMENT RESTRICTIONS

      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS -- BIOTECHNOLOGY FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without shareholder approval by holders of a majority (as defined by the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      (1)   Issue any senior security (as defined by the 1940 Act), except that
            (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

      (2) Borrow money, except that (i) the Fund may enter into certain futures contracts and related options thereto; (ii) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (iv) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

      (3) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

      (4) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including REITs, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur, for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).

      (5) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations; enter into repurchase transactions; and lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

      (6) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; enter into futures contracts and related options; and engage in transactions on a when-issued or forward commitment basis.

      (7) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

      (8) Concentrate its investments in any one industry except that the Fund will invest more than 25% of its total assets in securities issued by companies principally engaged in the biotechnology industry. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.

      Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time or purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity equivalent securities of foreign or domestic biotechnology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- FINANCIAL SERVICES FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

      (1) Invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions;

      (2) Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions;

      (3) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock;

      (4) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 6. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

      (5) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities (See also Item 4 above);

      (6) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, or write, purchase, or sell straddles, spreads or combinations thereof;

      (7) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives;

      (8) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 2 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing; or

      (9) Issue senior securities, except (1) insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's fundamental restriction on borrowing and (2) as permitted by the 1940 Act, and the rules and regulations promulgated thereunder or an exemption therefrom.

      The Fund is also subject to the following investment restrictions and policies that are not fundamental and may be changed by the Board of Directors/Trustees without shareholder approval. The Fund may not:

      (2) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies engaged in financial services. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- GROWTH + VALUE FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Fund may not:

      (3) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (4)   Underwrite the securities of others;

      (5) Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

      (6) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

      (7) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the cur-rent Prospectus and SAI of the Fund;

      (8) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

      (9) Sell short, except that these Funds may enter into short sales against the box;

      (10) Invest more than 25% of its assets in any one industry or related group of industries;

      (11) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

      (12) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund; or

      (13)  Borrow money except to the extent permitted under the 1940 Act;

      The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

      (14) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

      (15)  Invest more than 15% of its net assets in illiquid securities; or

      (16) Borrow any amount in excess of 10% of their respective assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- LARGE COMPANY VALUE FUND

      The Fund has adopted the following investment restrictions that cannot be changed without shareholder approval. The Fund shareholder vote required for modification of the investment policies or restrictions listed below is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities. The Fund may not:

      (1)   Issue senior securities;

      (2)   Underwrite securities of other issuers;

      (3) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable);

      (4) Make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

      (5) Purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission;

      (6) Purchase any security on margin or effect a short sale of a security;

      (7) Buy securities from or sell securities to any of its officers and directors/trustees or those of the investment adviser or principal distributor as principal;

      (8) Contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund;

      (9) Retain securities of an issuer when one or more of the officers and directors/trustees of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer;

      (10) Invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer;

      (11) Invest in companies for the purpose of exercising management or control; or

      (12) Concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets.

      In addition to the above fundamental investment restrictions, the Fund has also adopted the following non-fundamental restrictions. The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or
(b) 10% of the gross assets of the Fund taken at cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

      The 5% diversification limitation set forth in subparagraph (x) above does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation. The Fund may not use more than 5% of its net assets to purchase illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board of Directors/Trustees and guidelines adopted by the Board of Directors/Trustees, the Investment Adviser has determined to be liquid.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of large companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MAGNACAP FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

      (1)   Engage in the underwriting of securities of other issuers;

      (2) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the 1933 Act, as amended;

      (3) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities);

      (4) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities";

      (5) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets;

      (6) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets;

      (7) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions;

      (8) Effect short sales, or purchase or sell puts, calls, spreads or straddles;

      (9) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account;

      (10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

      (11) Invest more than 25% of the value of its total assets in any one industry;

      (12) Purchase or retain in its portfolio any security if an Officer or Director/Trustee of the Fund or its investment Adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer; or

      (13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in stocks that meet the following criteria: attractive valuation characteristics; dividends and balance sheet strength. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MIDCAP OPPORTUNITIES FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      (1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (2)   Underwrite the securities of others;

      (3) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

      (4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

      (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

      (6) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

      (7) Sell short, except that the Fund may enter into short sales against the box;

      (8) Invest more than 25% of its assets in any one industry or related group of industries;

      (9) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

      (10) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund; or

      (11) Borrow money in excess of 10% of its net assets for temporary purposes.

      The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

      (14) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

      (15)  Invest more than 15% of its net assets in illiquid securities; or

      (16) Borrow any amount in excess of 10% of the Fund's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the common stocks of mid-sized companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- ING FUNDS TRUST

      Each series of ING Funds Trust has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time.

      The Funds, except as indicated, may not:

      (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

      (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

      (4) Invest in companies for the purpose of exercising control or management;

      (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

      (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

      (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) ING Global Information Technology Fund, and ING Global Communications Fund will concentrate their investments as described in the Prospectus;

      (9) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act; or

      (10) Invest more than 15%, 10% in the case of the ING Money Market Funds, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

      In addition, Tax Efficient Equity Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

      Each Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in biotechnology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The Internet Fund, a series of Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of U.S. and non-U.S. internet technology companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- ING MUTUAL FUNDS

      The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (are defined in the 1940 Act).

      The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

      (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities;

      (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

      (3) Invest 25% or more of the market value of its total assets in the securities of issuers any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by the Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks;

      (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;

      (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to the Money Market Fund;

      (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;

      (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market Fund;

      (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

      (9) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;

      (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

      (11) Engage in short sales (other than MidCap Growth, and SmallCap Growth), except that a Fund may use such short-term credits as are necessary for the clearance of transactions;

      (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund;

      (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions;

      (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission; or

      (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

      The Convertible Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      LargeCap Growth Fund, a series of ING Mutual Funds, has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      MidCap Growth Fund, a series of ING Mutual Funds, has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      SmallCap Growth Fund, a series of ING Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- RESEARCH ENHANCED INDEX FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      (1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 33 1/3% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

      (2)   Underwrite the securities of others;

      (3) Purchase or sell real estate, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

      (4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

      (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING) (See "Lending Portfolio Securities" in this
            SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

      (6)   Invest more than 25% of its assets in any one industry;

      (7) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer; or

      (8) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund.

      The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

      (9) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act, rules thereunder or any order pursuant thereto or by any state in which shares of the Fund are registered;

      (10)  Invest more than 15% of its net assets in illiquid securities; or

      (11) Borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes.

      As a fundamental policy, this Fund may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, this Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If this Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

      In addition to the above noted investment policies, Research Enhanced Index Fund's Sub-Adviser intends to manage the Fund so that it closely approximates Index.

INVESTMENT RESTRICTIONS -- SMALLCAP OPPORTUNITIES FUND AND GROWTH OPPORTUNITIES FUNDS

      The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Funds may not:

      (1) Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

      (2) Purchase securities of any one issuer (except U.S. government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; provided, however, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

      (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

      (4) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

      (5) Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

      (6) Make loans, except that each of these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

      (7) Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

      (8) Borrow money in excess of 5% of its total assets (taken at market value);

      (9) Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets);

      (10) Purchase more than 10% of the voting securities of any one issuer, except U.S. government securities;

      (11) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable; or

      (12) Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value.

      The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Funds may not:

      (1) Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; or

      (2) Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies.

      The SmallCap Opportunities Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in common stock of smaller, lesser known U.S. companies. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- MIDCAP VALUE AND SMALLCAP VALUE FUNDS

As a matter of fundamental policy, each Fund:

      (1) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with a Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities;

      (2) May not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

      (3) May not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Fund for its portfolio, a Fund may be deemed to be an underwriter under the applicable law;

      (4) May not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities);

      (5) May not purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or
            (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

      (6) May not purchase physical commodities or contracts relating to physical commodities;

      (7) May not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans; and

      (8) Shall be a "diversified company" as that term is defined in the 1940 Act.

      There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change. Under normal market conditions, the ING MidCap Value and SmallCap Value Funds invest at least 80% of their assets in the type of investment suggested by their names. Although this is not a fundamental investment policy of either Fund, each Fund will provide notice to its shareholders at least 60 days prior of any change to (i) the Fund's investment policy or (ii) the Fund's name.

      The MidCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The SmallCap Value Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS

         Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or a Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, the Investment Adviser or a Sub-Adviser determines, subject to the instructions of and review by the Board of Directors/Trustees of a Fund, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

         In placing portfolio transactions, the Investment Adviser or a Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. With respect to Financial Services Fund, such other factors would include the firm's ability to engage in transactions in shares of banks, thrifts and other issuers involved in the financial services industry that are not listed on an organized stock exchange. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. As permitted by Section 28(e) of the 1934 Act, the Investment Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser or Sub-Adviser an amount of disclosed commissions for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction.

         Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

         While it will continue to be the ING Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, a Fund may also give weight to the ability of a broker to furnish brokerage and research services to a Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to a Fund and were useful to the

Investment Adviser and/or Sub-Adviser in advising other clients. The advisory fees paid by a Fund is not reduced because the Adviser or Sub-Adviser receives such services. In negotiating commissions with a broker, a Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

         Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

         Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors/Trustees. To the extent any of the ING Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Insofar as a specific Fund is concerned, this system could have a detrimental effect on the price or value of the security.

         Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

         In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the ING Funds will not necessarily pay the lowest spread or commission available.

         Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:


                                 MAY 31                JUNE 30
                                 ------                -------
                                 2001(1)          2000         1999(2)
                                 -------          ----         -------
Convertible Fund(3)            $   74,457      $  134,086      $ 15,340
Equity and Income Fund(4)      $   99,792      $  102,510      $ 38,023
Financial Services Fund        $  586,016      $  359,317      $584,160
LargeCap Growth Fund(4)        $2,929,479      $1,017,307      $ 58,467
MagnaCap Fund                  $  956,037      $  301,665      $300,524
MidCap Growth Fund(4)          $1,907,930      $  677,532      $344,683
SmallCap Growth Fund(4)        $  857,577      $  545,288      $156,586


-----------------------

(1)   For the eleven-month period from July 1, 2000 through May 31, 2001.

(2)   For the three-month period from April 1, 1999 through June 30, 1999.

(3) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the decrease in the sale of shares held by the Funds.

(4) The increase in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Funds.


                                      MAY 31               OCTOBER 31
                                      ------               ----------
                                      2001(1)         2000            1999
                                      -------         ----            ----
Growth + Value Fund                  $737,205      $731,028(2)      $374,786
Research Enhanced Index Fund(3)      $ 93,805      $165,557         $103,616
Tax Efficient Equity Fund(4)         $ 15,297      $ 32,736         $ 53,629
Internet Fund(5)                     $ 30,291      $ 29,897         $  3,208

------------------
(1)   For the seven-month period from November 1, 2000 through May 31, 2001.

(2) The increase in brokerage commissions paid by the Fund during the fiscal year ended October 31, 2002 is due to the substantial increase in the sale of shares held by the fiscal year.

(3)   Research Enhanced Index Fund commenced operations on December 30, 1998.

(4)   Tax Efficient Equity Fund commenced operations on December 15, 1998.

(5)   Internet Fund commenced operations on July 1, 1999.

                                           MAY 31                 DECEMBER 31
                                           ------                 -----------
                                           2001(1)           2000             1999
                                           -------           ----             ----
Biotechnology Fund(2)                       N/A              N/A               N/A
SmallCap Opportunities Fund            $  591,077(4)     $1,042,831(3)     $  429,651
MidCap Opportunities Fund              $  433,856        $  393,763(3)     $  144,341
Growth Opportunities Fund              $1,764,125(4)     $3,193,870(3)     $1,091,033
Large Company Value Fund               $  322,404(4)     $  592,997        $  482,487
MidCap Value Fund(2)                        N/A              N/A               N/A
SmallCap Value Fund(2)                      N/A              N/A               N/A

---------------------
(1)   For the five month period from January 1, 2001 through May 31, 2001.

(2) As of May 31, 2001, the Biotechnology Fund, MidCap Value Fund and SmallCap Value Fund had not commenced operations.

(3) The increase in brokerage commissions paid by the Fund during the fiscal year ended December 31, 2000 is due to the substantial increase in the sale of shares held by the Funds.

(4) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the decrease in the sale of shares held by the Funds.

         Of the total commissions, $854,951 paid during the fiscal year ended May 31, 2001, was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

         During the fiscal year ended May 31, 2001, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:

MIDCAP GROWTH FUND

   Affiliated       Affiliated       Total Fund         % of        Affiliated      Fund Total        % of
     Broker          Principal        Principal       Principal     Commission      Commission     Commission
     ------          ---------        ---------       ---------     ----------      ----------     ----------
ING Barings LLC     $1,541,045     $1,092,319,230       0.14%         $3,756        $1,907,930       0.20%


SMALLCAP GROWTH FUND

   Affiliated       Affiliated      Total Fund        % of          Affiliated      Fund Total        % of
     Broker          Principal       Principal       Principal      Commission      Commission     Commission
     ------          ---------       ---------       ---------      ----------      ----------     ----------
ING Barings LLC     $2,768,573     $405,644,351        0.68%          $4,806         $857,577         0.56%


         During the year ended May 31, 2001, the following Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents:

FUND                                       SECURITY DESCRIPTION        MARKET VALUE
----                                       --------------------        ------------
BIOTECHNOLOGY FUND                                                        None

CONVERTIBLE FUND
    Merrill Lynch & Co.                                                $ 1,042,500

EQUITY AND INCOME FUND
    J. P. Morgan Chase & Co.                                           $ 2,462,415

FINANCIAL SERVICES FUND
    JP Morgan Chase & Co.                                              $ 7,618,250
    Lehman Brothers Holdings, Inc.                                     $11,099,550
    Merrill Lynch & Co.                                                $10,395,200

GROWTH + VALUE FUND                                                       None
GROWTH OPPORTUNITIES FUND
    Instinet Group, Inc.                                               $ 5,560,812

INTERNET FUND                                                             None

LARGE COMPANY VALUE FUND
    Instinet Group, Inc.                                               $ 2,425,704
    The Bear Stearns Co., Inc.                                         $ 4,440,395
    J.D. Edwards & Co.                                                 $ 3,371,760

LARGECAP GROWTH FUND
    Goldman Sachs Group, Inc.                                          $12,572,220
    Instinet Group, Inc.                                               $ 5,385,368
    Morgan Stanley Dean Witter & Co.                                   $ 3,371,760

MAGNACAP FUND
    J.P. Morgan Chase & Co.                                            $10,417,343

MIDCAP GROWTH FUND
    Instinet Group, Inc.                                               $ 3,684,324

MIDCAP OPPORTUNITIES FUND
    Instinet Group, Inc.                                               $ 1,319,644

MIDCAP VALUE FUND                                                        None

RESEARCHED ENHANCED INDEX FUND
    AG Edwards, Inc.                                                   $    93,544
    The Bear Stearns Cos., Inc.                                        $    43,480
    Goldman Sachs Group, Inc.                                          $   599,130
    Merrill Lynch & Co.                                                $   246,886
    Morgan Stanley Dean Witter & Co.                                   $   780,120
    Charles Schwab Corp.                                               $   584,680
    E*Trade Group, Inc.                                                $   121,500
    TD Waterhouse Group, Inc.                                          $   217,221

SMALLCAP GROWTH FUND                                                      None

SMALLCAP OPPORTUNITIES FUND                                               None

SMALLCAP VALUE FUND                                                       None

TAX EFFICIENT EQUITY FUND
    J.P. Morgan Chase & Co.                                            $   663,525
    Merrill Lynch & Co.                                                $   428,802

EQUITY AND INCOME FUND
    J. P. Morgan Chase & Co.                                           $ 2,462,415

CONVERTIBLE FUND
    Merrill Lynch & Co.                                                $ 1,042,500

BIOTECHNOLOGY FUND                                                        None

MIDCAPVALUE FUND                                                          None

SMALLCAPVALUE FUND                                                        None


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the ING Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

         Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions will only be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

         Class A or Class M shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous ninety (90) days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within ninety (90) days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

         Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous ninety (90) days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

         Additionally, Class A or Class M shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

         Shareholders of Pilgrim General Money Market shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of a Fund at its current net asset value, without a sales charge.

         The officers, directors/trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

         Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser.

         Class A or Class M shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the

ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which the Investment Adviser serves as adviser.

         Shares of MagnaCap Fund are acquired at net asset value by State Street Bank & Trust, Kansas City, Missouri, as Custodian for ING Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of June 30, 1999, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

         The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

         An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of any of the Funds which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within ninety (90) days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

         An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

         If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

         The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

         The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

         Shares of the Fund and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

         Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

         Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

         Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

         Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus. No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period,
(ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

         The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

         If you sell Class B, Class C or Class T shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within ninety (90) days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

         A shareholder's Class B shares will automatically convert to Class A shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes.

     CDSC SCHEDULE FOR SHARES OF EQUITY TRUST, SMALLCAP OPPORTUNITIES FUND,
         GROWTH OPPORTUNITIES FUND, AND MAYFLOWER TRUST PURCHASED BEFORE
                                NOVEMBER 1, 1999

         Effective November 1, 1999, the Funds listed above adopted a new CDSC schedule, as set forth in the prospectus. Class B shares of those Funds purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:

           YEARS AFTER YOU          CDSC AS A PERCENTAGE
          BOUGHT THE SHARES          OF AMOUNT REDEEMED
          -----------------          ------------------
              1st Year                      5.00%
              2nd Year                      4.00%
              3rd Year                      3.00%
              4th Year                      2.00%
              5th Year                      2.00%
            After 5 Years                    ---

         Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of the Funds that comprise ING Funds Trust in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other ING Funds. Shareholders of the Funds that comprise ING Funds Trust that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

                                                       TIME PERIOD
                                                       DURING WHICH
                                  CDSC                 CDSC APPLIES
                                  ----                 ------------
CDSC on Purchases of:           Before 11/06/00      Before 11/06/99
$1,000,000 to $2,499,999        1.00%                12 Months
$2,500,000 to $4,999,999        1.00%                12 Months
$5,000,000 and over             1.00%                12 Months

DEALER COMMISSIONS AND OTHER INCENTIVES

      In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                                DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                ------------------------------------------------------
      AMOUNT OF TRANSACTION                 CLASS A                CLASS M
      ---------------------                 -------                -------
        Less than $50,000                    5.00%                  3.00%
       $ 50,000 - $99,999                    3.75%                  2.00%
       $100,000 - $249,999                   2.75%                  1.00%
       $250,000 - $499,000                   2.00%                  1.00%
       $500,000 - $999,999                   1.75%                  None
       $1,000,000 and over                 See below                None

         The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC:


                                             DEALER COMMISSION AS A
            AMOUNT OF TRANSACTION         PERCENTAGE OF AMOUNT INVESTED
            ---------------------         -----------------------------
          $1,000,000 to $2,499,000                    1.00%
          $2,500,000 to $4,999,999                    0.50%
             $5,000,000 and over                      0.25%

         Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

         The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

         The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the 1933 Act. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this Statement of Additional Information.

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors/Trustees as the primary market. Short-term obligations maturing in less than sixty (60) days from the date of acquisition will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The Long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

         Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board of Directors/Trustees, in accordance with methods that are specifically authorized by the Board of Directors/Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

         Options on currencies purchased by the ING Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

         The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors/Trustees.

         Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of the Fund's Board of Directors/Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

         In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

         Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 p.m. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

         Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

         Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

         As discussed in the Prospectus, the ING Funds provide a Pre-Authorized Investment Program ("Program") for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the ING Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

         For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

         All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

         For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the ING Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

         Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the ING Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

         Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

         As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

         (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

         (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

         (3) ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the ING Funds' Prospectus or herein.

         (4) Telephone redemption requests must meet the following conditions to be accepted by ING Funds:

                  (b) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty
                           (30) days.

                  (c) Certain account information will need to be provided for verification purposes before the redemption will be executed.

                  (d) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a thirty (30) day period.

                  (e) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

                  (f) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

         (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

         (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

         (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

         (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

         (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the ING Funds' then-current prospectus.

         (10) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

         You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

         During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

         As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The ING Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the ING Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the ING Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the ING Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the ING Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

TAX LOSS CARRY-FORWARDS

         Tax loss carry-forwards were the following as of May 31, 2001:

              FUND                         AMOUNT          EXPIRATION DATES
              ----                         ------          ----------------
Growth + Value Fund                     $308,761,269             2009
Growth Opportunities Fund               $254,659,070             2009
Internet Fund                           $ 83,761,345             2009
LargeCap Growth Fund                    $174,106,032         2009 to 2010
Large Company Value Fund                $  5,700,014             2010
MidCap Opportunities Fund               $ 31,574,828         2008 to 2009
Research Enhanced Index Fund            $  8,618,344         2008 to 2009
Small Cap Opportunities Fund            $ 58,556,297             2009
Tax Efficient Equity Fund               $    415,400             2009


DISTRIBUTIONS

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the ING Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty (30)-day period (ninety (90)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed above) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty
(60)-day period beginning with the day such transaction was closed, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one
(61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

         Each Fund generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTIONS

         The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

         The contingent deferred sales charge will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump sum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a tax free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or
Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by
(A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio.

EXCHANGES

         The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the Shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

         Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60) days in advance. It is the policy of the Investment Adviser to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

         You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION FEATURE

         Class B and Class T shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B or Class T shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:
                                         n
                                 P(1 + T)  = ERV

Where:

         P =   a hypothetical initial payment of $1,000,
         T =   the average annual total return,
         n =   the number of years, and
       ERV =   the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         All total return figures assume that all dividends are reinvested when paid.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

         Prior to October 17, 1997, Financial Services Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of common stock of the Fund were designated as Class A shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is restated to reflect the current maximum front-end sales load payable by the Class A shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17, 1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

Average Annual Total Return (After Taxes On Distributions) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:
                                           n
                                   P(1 + T)  = ATV
                                                  D

Where:
         P =   a hypothetical initial payment of $1,000,
         T =   the average annual total return (after taxes on distributions),
         n =   the number of years, and
      ATV  =   ending value of a hypothetical $1,000 payment made at the
         D     beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:
                                          n
                                  P(1 + T)  = ATV
                                                 DR

Where:
         P =   a hypothetical initial payment of $1,000,
         T =   the average annual total return (after taxes on distributions),
         n =   the number of years, and
   ATV(DR) =   ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

         Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                         a - b     6
                              Yield= 2[(------ + 1)  - 1]
                                           cd

where

   a = dividends and interest earned during the period,

   b = expenses accrued for the period (net of reimbursements),

   c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

   d = the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of thirty (30) days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above. A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

         Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, Financial Services Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.

         The yield for the various classes of ING equity and income funds for the month ended November 30, 2001 as follows:


FUND                            CLASS A     CLASS B    CLASS C    CLASS M    CLASS Q     CLASS T
----                            -------     -------    -------    -------    -------     -------
Convertible Fund                 1.96%       1.44%      1.44%       N/A       2.31%        N/A
Equity and Income Fund           3.35%       2.86%      2.86%       N/A       3.60%       3.11%


         The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended November 30, 2001, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to November 30, 2001, are as follows:

                                                                                            SINCE         INCEPTION
                                                   1 YEAR       5 YEAR       10 YEAR      INCEPTION          DATE
                                                   ------       ------       -------      ---------          ----
MagnaCap Fund
      Class A                                     -17.14%        5.63%       11.52%         11.33%         8/30/73
      Class A Return After Taxes on               -19.91%        1.34%        8.49%                        8/30/73
       Distributions
      Class A Return After Taxes on                -8.01%        3.76%        8.96%                        8/30/73
       Distributions and Sale of Fund Shares
      Class B                                     -16.31%        5.98%         N/A          10.01%         7/17/95
      Class C                                     -13.37%         N/A          N/A          -4.03%          6/1/99
      Class M                                     -15.47%        5.68%         N/A           9.78%         7/17/95
      Class Q                                     -11.80%         N/A          N/A          -6.88%         11/19/99

Financial Services Fund
      Class A                                      14.33%       11.38%       18.00%         14.14%         1/24/86
      Class A Return After Taxes on                11.12%        8.36%       14.99%                        1/24/86
       Distributions
      Class A Return After Taxes on                10.66%        8.41%       14.21%                        1/24/86
       Distributions and Sale of Fund Shares
      Class B                                      15.36%         N/A          N/A           4.08%         10/20/97

LargeCap Growth Fund
     Class A                                      -41.45%         N/A          N/A          11.05%         7/21/97
      Class A Return After Taxes on               -41.45%         N/A          N/A          10.54%         7/21/97
       Distributions
      Class A Return After Taxes on               -25.24%         N/A          N/A           8.93%         7/21/97
       Distributions and Sale of Fund Shares
     Class B                                      -41.41%         N/A          N/A          11.49%         7/21/97
     Class C                                      -38.92%         N/A          N/A          11.81%         7/21/97
     Class Q                                      -37.62%         N/A          N/A          12.79%         7/21/97

MidCap Growth Fund
     Class A                                      -37.69%        6.84%         N/A          10.24%         4/19/93
      Class A Return After Taxes on               -37.80%        2.75%         N/A           7.43%         4/19/93
       Distributions
      Class A Return After Taxes on               -22.86%        5.17%         N/A           8.26%         4/19/93
       Distributions and Sale of Fund Shares
     Class B                                      -37.56%        7.19%         N/A          12.02%         5/31/95
     Class C                                      -34.96%        7.44%         N/A          10.32%         4/19/93
     Class Q                                      -33.62%        8.42%         N/A          13.19%         6/30/94

                                                                                            SINCE         INCEPTION
                                                   1 YEAR       5 YEAR       10 YEAR      INCEPTION          DATE
                                                   ------       ------       -------      ---------          ----
SmallCap Growth Fund
     Class A                                      -33.70%        4.92%         N/A           8.98%         12/27/93
      Class A Return After Taxes on               -33.72%        0.73%         N/A           3.83%         12/27/93
       Distributions
      Class A Return After Taxes on               -20.50%        3.75%         N/A           7.20%         12/27/93
       Distributions and Sale of Fund Shares
     Class B                                      -33.59%        5.24%         N/A          10.12%         5/31/95
     Class C                                      -30.83%        5.50%         N/A           9.11%         12/27/93
     Class Q                                      -29.38%        6.54%         N/A           8.74%         8/31/95

Convertible Fund
     Class A                                      -13.77%       10.90%         N/A          12.43%         4/19/93
      Class A Return After Taxes on               -14.85%        7.13%         N/A           9.19%         4/19/93
       Distributions
      Class A Return After Taxes on                -8.31%        7.80%         N/A           9.18%         4/19/93
       Distributions and Sale of Fund Shares
     Class B                                      -13.49%       11.35%         N/A          13.96%         5/31/95
     Class C                                       -9.97%       11.55%         N/A          12.49%         4/19/93
     Class Q                                       -8.04%       12.63%         N/A          13.85%         8/31/95

Equity and Income Fund
     Class A                                       -8.26%        6.55%         N/A           9.14%         4/19/93
      Class A Return After Taxes on                -9.79%        2.71%         N/A           6.28%         4/19/93
       Distributions
      Class A Return After Taxes on                -5.01%        4.22%         N/A           6.68%         4/19/93
       Distributions and Sale of Fund Shares
     Class B                                       -8.06%        6.92%         N/A           9.83%         5/31/95
     Class C                                       -4.33%        7.09%         N/A           9.20%         4/19/93
     Class Q                                       -2.69%        8.13%         N/A           9.31%         8/31/95
     Class T                                       -6.60%         N/A          N/A          -7.26%         3/31/00

Growth + Value Fund
     Class A                                      -34.28%        5.92%         N/A           5.64%         11/18/96
      Class A Return After Taxes on               -34.28%        4.62%         N/A           4.36%         11/18/96
       Distributions
      Class A Return After Taxes on               -20.88%        4.94%         N/A           4.71%         11/18/96
       Distributions and Sale of Fund Shares
     Class B                                      -34.26%        6.11%         N/A           5.99%         11/18/96
     Class C                                      -31.52%        6.40%         N/A           6.13%         11/18/96
     Class Q                                      -30.97%         N/A          N/A         -40.78%         6/05/00

                                                                                            SINCE         INCEPTION
                                                   1 YEAR       5 YEAR       10 YEAR      INCEPTION          DATE
                                                   ------       ------       -------      ---------          ----
 Research Enhanced Index Fund
    Class A                                       -17.24%         N/A          N/A          -5.14%         12/30/98
      Class A Return After Taxes on               -17.24%         N/A          N/A          -5.30%         12/30/98
       Distributions
      Class A Return After Taxes on               -10.50%         N/A          N/A          -4.13%         12/30/98
       Distributions and Sale of Fund Shares
    Class B                                       -17.40%         N/A          N/A          -4.89%         12/30/98
    Class C                                       -13.92%         N/A          N/A          -3.90%         12/30/98
    Class I                                       -12.04%         N/A          N/A          -2.90%         12/30/98
    Class Q                                       -12.32%         N/A          N/A         -15.74%          4/4/00

SmallCap Opportunities Fund
     Class A                                      -35.61%       11.38%         N/A          13.52%          6/5/95
      Class A Return After Taxes on               -36.05%        8.31%         N/A          10.88%          6/5/95
       Distributions
      Class A Return After Taxes on               -21.29%        8.43%         N/A          10.48%          6/5/95
       Distributions and Sale of Fund Shares
     Class B                                      -35.42%       11.66%         N/A          13.77%          6/5/95
     Class C                                      -32.80%       11.88%         N/A          13.75%          6/5/95
     Class T                                      -34.72%       12.06%       13.05%         10.82%          2/3/86
     Class I                                      -31.68%         N/A          N/A          11.74%          4/1/99
     Class Q                                      -31.59%         N/A          N/A         -27.72%          4/4/00
MidCap Opportunities Fund
     Class A                                      -37.66%         N/A          N/A          13.24%         8/20/98
      Class A Return After Taxes on               -37.66%         N/A          N/A           9.53%         8/20/98
       Distributions
      Class A Return After Taxes on               -22.94%         N/A          N/A           9.65%         8/20/98
       Distributions and Sale of Fund Shares
     Class B                                      -37.60%         N/A          N/A          13.90%         8/20/98
     Class C                                      -35.00%         N/A          N/A          14.46%         8/20/98
     Class I                                      -33.52%         N/A          N/A          15.69%         8/20/98
     Class Q                                      -33.73%         N/A          N/A         -28.45%          4/4/00

                                                                                            SINCE         INCEPTION
                                                   1 YEAR       5 YEAR       10 YEAR      INCEPTION          DATE
                                                   ------       ------       -------      ---------          ----
Growth Opportunities Fund
     Class A                                      -44.05%        4.48%         N/A           8.57%          6/5/95
      Class A Return After Taxes on               -44.05%        1.63%         N/A           5.12%          6/5/95
       Distributions
      Class A Return After Taxes on               -26.83%        3.75%         N/A           6.53%          6/5/95
       Distributions and Sale of Fund Shares
     Class B                                      -43.99%        4.76%         N/A           8.84%          6/5/95
     Class C                                      -41.60%        5.03%         N/A           8.86%          6/5/95
     Class T                                      -43.37%        5.04%        8.95%          9.86%          2/3/86
     Class I                                      -40.37%         N/A          N/A           7.05%         3/31/97
     Class Q                                      -40.51%         N/A          N/A         -39.92%          6/1/00

Tax Efficient Equity Fund
     Class A                                      -11.42%         N/A          N/A           0.10%         12/15/98
      Class A Return After Taxes on               -11.50%         N/A          N/A           0.01%         12/15/98
       Distributions
      Class A Return After Taxes on                -6.95%         N/A          N/A           0.04%         12/15/98
       Distributions and Sale of Fund Shares
     Class B                                      -11.34%         N/A          N/A           0.57%         12/15/98
     Class C                                       -7.65%         N/A          N/A           1.43%         12/15/98

ING Internet Fund
     Class A                                      -59.59%         N/A          N/A          -38.78%          7/1/99
      Class A Return After Taxes on               -62.64%         N/A          N/A          -40.84%          7/1/99
       Distributions
      Class A Return After Taxes on               -32.65%         N/A          N/A          -27.32%          7/1/99
       Distributions and Sale of Fund Shares
     Class B                                      -58.98%         N/A          N/A          -38.22%          7/1/99
     Class C                                      -57.77%         N/A          N/A          -37.70%          7/1/99

          Large Company Value Fund
               Class A(1)                         -18.14%        6.78%        11.65%          3.78%         2/11/59
      Class A Return After Taxes on               -18.49%        3.46%        8.14%                         2/11/59
       Distributions
      Class A Return After Taxes on               -10.72%        5.81%        8.55%
       Distributions and Sale of Fund Shares
               Class B                            -17.83%         N/A          N/A          -22.73%         8/22/00
               Class C                            -14.67%         N/A          N/A          -20.07%         9/26/00

                                                                                            SINCE         INCEPTION
                                                   1 YEAR       5 YEAR       10 YEAR      INCEPTION          DATE
                                                   ------       ------       -------      ---------          ----
      Biotechnology Fund
               Class A                              N/A           N/A          N/A            N/A          03/01/02
      Class A Return After Taxes on                 N/A           N/A          N/A            N/A          03/01/02
       Distributions
      Class A Return After Taxes on                 N/A           N/A          N/A            N/A          03/01/02
       Distributions and Sale of Fund Shares
               Class B                              N/A           N/A          N/A            N/A          03/01/02
               Class C                              N/A           N/A          N/A            N/A          03/01/02
               Class Q                              N/A           N/A          N/A            N/A          03/01/02

          MidCap Value Fund
               Class A                              N/A           N/A          N/A            N/A          01/31/02
      Class A Return After Taxes on                 N/A           N/A          N/A            N/A          03/01/02
       Distributions
      Class A Return After Taxes on                 N/A           N/A          N/A            N/A          03/01/02
       Distributions and Sale of Fund Shares
               Class B                              N/A           N/A          N/A            N/A          01/31/02
               Class C                              N/A           N/A          N/A            N/A          01/31/02

          SmallCap Value Fund
               Class A                              N/A           N/A          N/A            N/A          01/31/02
      Class A Return After Taxes on                 N/A           N/A          N/A            N/A          03/01/02
       Distributions
      Class A Return After Taxes on                 N/A           N/A          N/A            N/A          03/01/02
       Distributions and Sale of Fund Shares
               Class B                              N/A           N/A          N/A            N/A          01/31/02
               Class C                              N/A           N/A          N/A            N/A          01/31/02


------------------------------

(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares.

         Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

         In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital, ING Funds Services, LLC or affiliates of the Company, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services, LLC; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

         The authorized capital stock of ING Investment Funds, Inc. consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as Shares of MagnaCap Fund. The authorized capital stock of ING Financial Services Fund, Inc. consists of 100,000,000 shares of common stock having a par value of $0.001/per share. Holders of shares of ING Financial Services Fund, Inc. have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. The authorized capital of ING Mutual Funds, ING Equity Trust, ING SmallCap Opportunities Fund, ING Growth Opportunities Fund, and ING Mayflower Trust, is in each case an unlimited number of shares of beneficial interest. The authorized capital of Large Company Value Fund consists of 500,000,000 shares of common stock having a par value of $0.001/per share. The authorized capital of ING Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Funds have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board of Directors/Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

         The Board of Directors/Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors/Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

         The cash and securities owned by each of the Funds are held by State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, as custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

         Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

         KPMG LLP acts as independent auditors for the funds. KPMG is located at 355 South Grand Avenue, Los Angeles, California 90071.

OTHER INFORMATION

         Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

         Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

         The fiscal year of each Fund ends on May 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

DECLARATION OF TRUST

         Equity Trust, SmallCap Opportunities Fund, Growth Opportunities Fund, and Mayflower Trust are organized as Massachusetts business trusts. The Declaration of Trust of each of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

         The financial statements from the Funds' May 31, 2001 Annual Reports and the Funds' November 30, 2001 Semi-Annual Reports are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                      STATEMENT OF ADDITIONAL INFORMATION

                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                                  March 1, 2002


                           ING INVESTMENT FUNDS, INC.
                               ING High Yield Fund


                           ING GNMA INCOME FUND, INC.
                              ING GNMA Income Fund


                                ING MUTUAL FUNDS
                         ING High Yield Opportunity Fund
                            ING Strategic Income Fund
                              ING Money Market Fund


                        ING LEXINGTON MONEY MARKET TRUST
                        ING Lexington Money Market Trust


                                 ING FUNDS TRUST
                        ING National Tax-Exempt Bond Fund
                           ING Intermediate Bond Fund
                            ING High Yield Bond Fund
                          ING Classic Money Market Fund



         This Statement of Additional Information ("SAI") relates to each series (each a "Fund" and collectively the "Funds") of each Registrant (each a "Company" and collectively the "Companies") listed above. A Prospectus or Prospectuses (the "Prospectus") for the Funds (except for the ING Lexington Money Market Trust), dated March 1, 2002, and for the ING Lexington Money Market Trust, dated August 1, 2001, which provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds' Principal Underwriter, ING Distributors, Inc. ("ING Distributors" or the "Distributor"), at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectus, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Funds' Annual Reports, dated March 31, 2001, are incorporated herein by reference. Copies of the Prospectus and Annual and Semi-annual Shareholder Reports may be obtained without charge by contacting the Funds at the address and phone number written above.

                                TABLE OF CONTENTS

HISTORY OF THE REGISTRANTS ...............................................     1

MANAGEMENT OF THE FUNDS ..................................................     3

INVESTMENT ADVISER AND OTHER FEES ........................................    19

EXPENSE LIMITATION AGREEMENTS ............................................    24

RULE 12B-1 PLANS .........................................................    27

CODE OF ETHICS ...........................................................    30

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS ..................................    30

INVESTMENT RESTRICTIONS ..................................................    73

PORTFOLIO TRANSACTIONS ...................................................    82

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...........................    85

DETERMINATION OF SHARE PRICE .............................................    92

SHAREHOLDER INFORMATION ..................................................    95

SHAREHOLDER SERVICES AND PRIVILEGES ......................................    96

DISTRIBUTIONS ............................................................    98

TAX CONSIDERATIONS .......................................................    99

GENERAL INFORMATION ......................................................   111

FINANCIAL STATEMENTS .....................................................   113

                           HISTORY OF THE REGISTRANTS

ING INVESTMENT FUNDS, INC.

         ING Investment Funds, Inc. ("Investment Funds" or "Company") is a Maryland corporation registered as an open-end, diversified management investment company that currently consists of two separately managed, diversified series, one of which is discussed in this SAI. Investment Funds was organized in July 1969.

         On August 18, 1989, shareholders of the ING High Yield Fund ("High Yield Fund") approved a proposal to reorganize the High Yield Fund from a New York common law trust to a series of Pilgrim High Yield Trust, a Massachusetts business trust. Effective January 18, 1990, Pilgrim High Yield Trust changed its name to "Pilgrim Strategic Investment Series" ("PSIS"), and the High Yield Fund became a series of PSIS. Subsequently, on April 4, 1995, shareholders approved a proposal to reorganize High Yield Fund from a series of PSIS to a series of Investment Funds, in connection with the sale by the former Pilgrim Management Corporation of its name and its books and records related to the Fund to a subsidiary of Pilgrim America Capital Corporation (formerly Express America Holdings Corporation). This reorganization, while having no ramifications with respect to the investment objectives, policies, or restrictions of the High Yield Fund, did result in a change of adviser and distributor.

         On July 14, 1995, the name of the Company was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc., and High Yield Fund's name was changed from "Pilgrim High Yield Fund" to "Pilgrim America High Yield Fund." On November 16, 1998, the name of the Company became "Pilgrim Investment Funds, Inc.," and the name of High Yield Fund became "Pilgrim High Yield Fund." On March 1, 2002, the name of the Company became "ING Investment Funds, Inc.," and the name of High Yield Fund became "ING High Yield Fund."

ING GNMA INCOME FUND, INC.

         ING GNMA Income Fund, Inc. ("GNMA Income Fund") is a Maryland corporation registered as an open-end, diversified management investment company. GNMA Income Fund was organized on August 15, 1973 under the name of "Lexington Income Fund, Inc." On December 22, 1980, the Fund changed its name to "Lexington GNMA Income Fund, Inc."; on July 26, 2000, from "Lexington GNMA Income Fund, Inc." to "Pilgrim GNMA Income Fund, Inc."; and on March 1, 2002, from "Pilgrim GNMA Income Fund, Inc." to "ING GNMA Income Fund, Inc."

ING MUTUAL FUNDS

         ING Mutual Funds ("Trust") is a Delaware business trust registered as an open-end, diversified management investment company that currently consists of twelve separately managed, diversified series, three of which are discussed in this SAI. ING Mutual Funds was organized in 1992. Prior to a reorganization, which became effective on July 24, 1998 (the "Reorganization"), the Trust offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust. The Reorganization eliminated this two-tiered "master-feeder" structure.

         On March 15, 1999, the name of the Trust was changed from "Nicholas-Applegate Mutual Funds," and the names of the following series were changed as follows:

Old Name                                           New Name
--------                                           --------
Nicholas-Applegate High Yield Bond Fund            Pilgrim High Yield Fund II
Nicholas-Applegate High Quality Bond Fund          Pilgrim Strategic Income Fund

         On May 24, 1999, the names of the Pilgrim High Quality Bond Fund was changed to the Pilgrim Strategic Income Fund:

         On March 1, 2002, the name of the Trust was changed from "Pilgrim Mutual Funds" to "ING Mutual Funds" and the names of each of the following Funds were changed as follows:

Old Name                                         New Name
--------                                         --------
Pilgrim High Yield Fund II                       ING High Yield Opportunity Fund
Pilgrim Strategic Income Fund                    ING Strategic Income Fund
Pilgrim Money Market Fund                        ING Money Market Fund


ING LEXINGTON MONEY MARKET TRUST

         ING Lexington Money Market Trust ("Lexington Money Market Trust") is a Massachusetts business trust registered as an open-end, diversified management investment company. Lexington Money Market Trust organized on June 30, 1977 under the name of "Banner Redi-Resources Trust." Its name was changed on March 2, 1979 from "Banner Redi-Resources Trust" to "Lexington Money Market Trust," and on March 1, 2002, to "ING Lexington Money Market Trust."

ING FUNDS TRUST

         ING Funds Trust is a Delaware business trust registered as an open-end, diversified management investment company that currently consists of eleven separately managed, diversified series, four of which are discussed in this SAI. ING Funds Trust was established under a Trust Instrument dated July 30, 1998. On February 28, 2001, the name of the Trust was changed to Pilgrim Funds Trust. The names of each of the following Funds were changed as follows:

Old Name                                  New Name
--------                                  --------
ING Intermediate Bond Fund                Pilgrim Intermediate Bond Fund
ING High Yield Bond Fund                  Pilgrim High Yield Bond Fund
ING National Tax-Exempt Bond Fund         Pilgrim National Tax-Exempt Bond Fund
ING Money Market Fund                     ING Pilgrim Money Market Fund

         On March 1, 2002, the name of the Trust was changed from "Pilgrim Funds Trust" to "ING Funds Trust" and the names of each of the following funds were changed as follows:

New Name                                       Old Name
--------                                       --------
Pilgrim Intermediate Bond Fund                 ING Intermediate Bond Fund
Pilgrim High Yield Bond Fund                   ING High Yield Bond Fund
Pilgrim National Tax-Exempt Bond Fund          ING National Tax-Exempt Bond Fund
ING Pilgrim Money Market Fund                  ING Classic Money Market Fund

                            MANAGEMENT OF THE FUNDS

MANAGEMENT OF THE FUNDS

         Set forth in the table below is information about each Director/Trustee of the Funds.

                                                                                                     NUMBER
                                                                                                      OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                                                TERM OF OFFICE                                      COMPLEX
     NAME, ADDRESS AND AGE    POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING     OVERSEEN   OTHER DIRECTORSHIPS
                                 WITH FUND      TIME SERVED(1)          THE PAST 5 YEARS          BY DIRECTOR    HELD BY DIRECTOR
INDEPENDENT
DIRECTORS/TRUSTEES
PAUL S. DOHERTY               Director/Trustee  10-29-99 to     President, Doherty, Wallace,          106      Mr. Doherty is a
7337 E. Doubletree Ranch Rd.                    Present         Pillsbury and Murphy, P.C.,                    Trustee of the GCG
Scottsdale, Arizona 85258                                       Attorneys (1996-2001).  Mr.                    Trust (February 2002
Age:  67                                                        Doherty was formerly a Director                to present)
                                                                of Tombrands, Inc. (1993-1998).

J. MICHAEL EARLEY             Director/Trustee  2-22-02 to      President and Chief Executive         106      Mr. Earley is a
Bankers Trust Company, N.A.                     Present         Officer of Bankers Trust                       Trustee of the GCG
665 Locust Street                                               Company, N.A. (1992 to present).               Trust (1997 to
Des Moines, IA 50304                                                                                           present).
Age:  56

R. BARBARA GITENSTEIN         Director/Trustee  2-22-02 to      President of the College of New       106      Dr. Gitenstein is a
College of New Jersey                           Present         Jersey (1999 to present);                      Trustee of the GCG
P.O. Box 7718                                                   Executive Vice President and                   Trust (1997 to
Ewing, NJ 08628                                                 Provost at Drake University                    present).
Age:  53                                                        (1992 to 1998).

WALTER H. MAY                 Director/Trustee  10-29-99 to     Retired.  Mr. May was formerly        106      Mr. May is a Trustee
7337 E. Doubletree Ranch Rd.                    Present         Managing Director and Director                 of the Best Prep
Scottsdale, Arizona 85258                                       of Marketing for Piper Jaffray,                Charity (1991 to
Age:  65                                                        Inc., and investment                           present) and the GCG
                                                                banking/underwriting firm.                     Trust (February 2002
                                                                                                               to present)

JOCK PATTON                   Director/Trustee  8-28-95 to      Private Investor.  Mr. Patton is      106      Mr. Patton is a
7337 E. Doubletree Ranch Rd.                    Present         Director and Chief Executive                   Trustee of the GCG
Scottsdale, Arizona 85258                                       Officer of Rainbow Multimedia                  Trust (February 2002
Age:  56                                                        Group, Inc. (January 1999 to                   to present).  He is
                                                                present) and President and                     also Director of
                                                                co-owner of StockVal, Inc.                     Hypercom Corporation
                                                                (November 1992 to June 1997).                  (since January 1999);
                                                                                                               JDA Software Group,
                                                                                                               Inc. (since January
                                                                                                               1999); Buick of
                                                                                                               Scottsdale, Inc.,
                                                                                                               National Airlines,
                                                                                                               Inc.; BG Associates,
                                                                                                               Inc.; BK
                                                                                                               Entertainment, Inc.;
                                                                                                               and Arizona
                                                                                                               Rotorcraft, Inc.

DAVID W.C. PUTNAM             Director/Trustee  10-29-99 to     President and Director of F.L.        106      Mr. Putnam is a

--------
(1) Directors/Trustees serve until their successors are duly elected and qualified.


                                                TERM OF OFFICE                                      COMPLEX
     NAME, ADDRESS AND AGE    POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING     OVERSEEN   OTHER DIRECTORSHIPS
                                 WITH FUND      TIME SERVED(1)          THE PAST 5 YEARS          BY DIRECTOR    HELD BY DIRECTOR

7337 E. Doubletree Ranch Rd.                    Present         Putnam Securities Company, Inc.                Trustee of GCG Trust
Scottsdale, Arizona 85258                                       and its affiliates.  Mr. Putnam                (Feb. 2002 to
Age:  62                                                        is also President, Secretary and               present); Director of
                                                                Trustee of The Principled Equity               F.L. Putnam
                                                                Market Fund.                                   Securities Company,
                                                                                                               Inc. (June 1978 to
                                                                                                               present); F.L. Putnam
                                                                                                               Investment Management
                                                                                                               Company (December
                                                                                                               2001 to present);
                                                                                                               Asian American Bank
                                                                                                               and Trust Company
                                                                                                               (June 1992 to
                                                                                                               present); and Notre
                                                                                                               Dame Health Care
                                                                                                               Center (1991 to
                                                                                                               present). He is
                                                                                                               also a Trustee of
                                                                                                               The Principled
                                                                                                               Equity Markets Fund
                                                                                                               (November 1996 to
                                                                                                               present); Progressive
                                                                                                               Capital Accumulation
                                                                                                               Trust (August 1998
                                                                                                               to present); Anchor
                                                                                                               International Bond
                                                                                                               Trust (December 2000
                                                                                                               to present); F.L.
                                                                                                               Putnam Foundation
                                                                                                               (December 2000 to
                                                                                                               present); Mercy
                                                                                                               Endowment Foundation
                                                                                                               (1995 to present);
                                                                                                               and an Honorary
                                                                                                               Trustee of Mercy
                                                                                                               Hospital (1973 to
                                                                                                               present).

BLAINE E. RIEKE               Director/Trustee  2-26-01 to      General Partner of Huntington         106      Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                    Present         Partners, an investment                        Director/Trustee of
Scottsdale, Arizona 85258                                       partnership (1997 to present).                 the Morgan Chase
Age:  68                                                        Mr. Rieke was formerly Chairman                Trust Co. (January
                                                                and Chief Executive Officer of                 1998 to present) and
                                                                Firstar Trust Company (1973 to                 a Trustee of the GCG
                                                                1996).  Mr. Rieke was formerly                 Trust (February 2002
                                                                the Chairman of the Board and a                to present)
                                                                Trustee of each of the former
                                                                ING Funds (1998 to 2001).

ROGER B. VINCENT              Director/Trustee  2-22-02 to      President of Spingwell                106      Mr. Vincent is a


                                                TERM OF OFFICE                                      COMPLEX
     NAME, ADDRESS AND AGE    POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING     OVERSEEN   OTHER DIRECTORSHIPS
                                 WITH FUND      TIME SERVED(1)          THE PAST 5 YEARS          BY DIRECTOR    HELD BY DIRECTOR

Springwell Corporation                          Present         Corporation, a corporate                       Trustee of the GCG
230 Park Avenue, 26th Floor                                     advisory firm (1989 to                         Trust.  He also is a
New York, NY 10169                                              present).  Mr. Vincent was                     Director of AmeriGas
Age: 56                                                         formerly a director of Tatham                  Propane, Inc. (1998
                                                                Offshore, Inc. (1996 to 2000).                 to present).

RICHARD A. WEDEMEYER          Director/Trustee  2-26-01 to      Vice President of the Channel         106      Mr. Wedemeyer is a
7337 E. Doubletree Ranch Rd.                    Present         Corporation, an importer of                    Trustee of the First
Scottsdale, Arizona 85258                                       specialty alloy aluminum                       Choice Funds ( 1997
Age:  65                                                        products (1996 to present).  Mr.               to 2001); Touchstone
                                                                Wedemeyer was formerly Vice                    Consulting Group
                                                                President of Performance                       (1997 to present) and
                                                                Advantage, Inc. (1992 to 1996),                the GCG Trust
                                                                and Vice President, Operations                 (February 2002 to
                                                                and Administration, of Jim                     present)
                                                                Henson Productions (1979 to
                                                                1997).  Mr. Wedemeyer was a
                                                                Trustee of each of the Funds
                                                                managed by ING Investment
                                                                Management Co. LLC.

DIRECTORS/TRUSTEES WHO ARE
"INTERESTED PERSONS"

R. GLENN HILLIARD(2)          Director/Trustee  2-26-02 to      Mr. Hilliard is Chairman and CEO      106      Serves as a member of
ING Americas                                    Present         of ING Americas and a member of                the Board of
5780 Powers Ferry Road, NW                                      its Americas Executive Committee               Directors of the
Atlanta, GA 30327                                               (1999 to present). Mr. Hilliard                Clemson University
Age:  59                                                        was formerly Chairman and CEO of               Foundation, the Board
                                                                ING North America, encompassing                of Councilors for the
                                                                the U.S., Mexico and Canada                    Carter Center, a
                                                                regions (1994-1999).  He is                    trustee of the
                                                                founding chairman and Chairman                 Woodruff Arts Center
                                                                Emeritus of the Foothills Trail                and sits on the Board
                                                                Conference and founding chairman               of Directors for the
                                                                and member of the Board of                     High Museum of Art.
                                                                Visitors for the South Carolina                Mr. Hilliard is also
                                                                Governor's School for the Arts.                a Trustee of the GCG
                                                                He is a member of the American                 Trust.
                                                                and South Carolina Bar
                                                                Associations, the American
                                                                Council of Life Insurers (ACLI),
                                                                the International Insurance
                                                                Society (IIS), the Organization
                                                                for International Investment
                                                                (OFII), graduated from the Young
                                                                President's Organization to the
                                                                World's President's Organization
                                                                and

--------
(2) Mr. Hilliard is an "interested person," as defined by the 1940 Act, because of his relationship with ING Americas, an affiliate of ING Investments, LLC.


                                                TERM OF OFFICE                                      COMPLEX
     NAME, ADDRESS AND AGE    POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING     OVERSEEN   OTHER DIRECTORSHIPS
                                 WITH FUND      TIME SERVED(1)          THE PAST 5 YEARS          BY DIRECTOR    HELD BY DIRECTOR

                                                                is a member of the
                                                                International Business Fellows.

THOMAS J. MCINERNEY(3)        Director/Trustee  2-26-01 to      General Manager and Chief             106      Director of the
7337 E. Doubletree Ranch Rd.                    Present         Executive Officer of ING U.S.                  Ameribest Life
Scottsdale, Arizona 85258                                       Worksite Financial Services                    Insurance Co.
Age:  45                                                        (since December 2000).  Mr.                    Equitable Life
                                                                McInerney was formerly President               Insurance Co., First
                                                                of Aetna Financial Services                    Columbine Life
                                                                (August 1997 to December 2000),                Insurance Co., Golden
                                                                head of National Accounts and                  American Life
                                                                Core Sales and Marketing for                   Insurance Co., Life
                                                                Aetna U.S. Healthcare (April                   Insurance Company of
                                                                1996 to March 1997), head of                   Georgia, Midwestern
                                                                Corporate Strategies for Aetna                 United Life Insurance
                                                                Inc. (July 1995 to April 1996),                Co., ReliaStar Life
                                                                and held a variety of line and                 Insurance Co.,
                                                                corporate staff positions since                Security Life of
                                                                1978.  Mr. McInerney is Chairman               Denver, Security
                                                                of Concerned Citizens for                      Connecticut Life
                                                                Effective Government.                          Insurance Co.,
                                                                                                               Southland Life
                                                                                                               Insurance Co., USG
                                                                                                               Annuity and Life
                                                                                                               Company, and United
                                                                                                               Life and Annuity
                                                                                                               Insurance Co. Inc
                                                                                                               (March 2001 to
                                                                                                               present), GCG Trust
                                                                                                               (February 2002 to
                                                                                                               present). Mr.
                                                                                                               McInerney is a
                                                                                                               member of the Board
                                                                                                               of the National
                                                                                                               Commission on
                                                                                                               Retirement Policy,
                                                                                                               the Governor's
                                                                                                               Council on Economic
                                                                                                               Competitiveness
                                                                                                               and Technology of
                                                                                                               Connecticut, the
                                                                                                               Board of Directors
                                                                                                               of the Connecticut
                                                                                                               Business and
                                                                                                               Industry
                                                                                                               Association, the

---------
(3) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.



                                                TERM OF OFFICE                                      COMPLEX
     NAME, ADDRESS AND AGE    POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING     OVERSEEN   OTHER DIRECTORSHIPS
                                 WITH FUND      TIME SERVED(1)          THE PAST 5 YEARS          BY DIRECTOR    HELD BY DIRECTOR

                                                                                                               Board of Trustees
                                                                                                               of the Bushnell,
                                                                                                               the Board for the
                                                                                                               Connecticut Forum,
                                                                                                               and the Board of
                                                                                                               the Metro Hartford
                                                                                                               Chamber of Commerce,
                                                                                                               and is Chairman of
                                                                                                               Concerned Citizens
                                                                                                               for Effective
                                                                                                               Government.

JOHN G. TURNER(4)             Chairman and      10-29-99 to     Mr. Turner is currently a             156      Mr. Turner serves as
7337 E. Doubletree Ranch Rd.  Director/Trustee  Present         Trustee and Vice Chairman of ING               a member of the Board
Scottsdale, Arizona 85258                                       Americas.  Mr. Turner was                      of ING Americas,
Age:  62                                                        formerly Chairman and Chief                    Aeltus Investment
                                                                Executive Officer of ReliaStar                 Management, Inc.,
                                                                Financial Corp. and ReliaStar                  each of the Aetna
                                                                Life Insurance Co. (1993-2000);                Funds and the GCG
                                                                Chairman of ReliaStar United                   Trust. Mr. Turner
                                                                Services Life Insurance Company                also serves as
                                                                and ReliaStar Life Insurance                   Director/Trustee of
                                                                Company of New York (since                     the Hormel Foods
                                                                1995); Chairman of Northern Life               Corporation (May 2000
                                                                Insurance Company (since 1992);                to present) and
                                                                Chairman and Director/Trustee of               Shopko Stores, Inc.
                                                                the Northstar affiliated                       (August 1999 to
                                                                investment companies (since                    present)
                                                                October 1993).  Mr. Turner was
                                                                formerly Director of Northstar
                                                                Investment Management
                                                                Corporation and its affiliates
                                                                (1993-1999).


OFFICERS

         Information about the Funds' officers are set forth in the table below:

                                                             TERM OF OFFICE AND
   NAME, ADDRESS AND AGE      POSITIONS HELD WITH FUND       LENGTH OF SERVICE    PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
JAMES M. HENNESSY             President, Chief Executive     February 2001 to     President and Chief Executive Officer of each of
7337 E. Doubletree Ranch Rd.  Officer, and Chief Operating   present and Chief    the ING Funds (since February 2001); Chief
Scottsdale, Arizona  85258    Officer.                       Operating Officer    Operating Officer of each of the ING Funds (since
Age:  52                                                     from                 July 2000); Director of ING Funds Services, LLC,
                                                                                  ING Investments, LLC, ING Funds Distributor,

---------
4 Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                TERM OF OFFICE
     NAME, ADDRESS AND AGE    POSITION(S) HELD  AND LENGTH OF                    PRINCIPAL OCCUPATION(S) DURING
                                 WITH FUND      SERVICE                               THE PAST FIVE YEARS

                                                  July 2000 to                    Inc.,  ING Capital Corporation, LLC, ING Lexington
                                                  present                         Management Corporation, Lexington Funds
                                                                                  Distributor, Inc., Market Systems Research
                                                                                  Advisors, Inc., Market Systems Research, Inc.,
                                                                                  Express America T.C. Corporation, EAMC Liquidation
                                                                                  Corp. (since December 2000); and President and
                                                                                  Chief Executive Officer of ING Investments, LLC,
                                                                                  ING Funds Services, LLC, ING Capital Corporation,
                                                                                  LLC, ING Lexington Management Corporation, Express
                                                                                  America T.C. Corporation, EAMC Liquidation Corp.
                                                                                  (since December 2000).  Formerly Senior Executive
                                                                                  Vice President (June 2000 - December
                                                                                  2000) and Secretary (April 1995 -
                                                                                  December 2000), ING Pilgrim Capital
                                                                                  Corporation, ING Pilgrim Group, Inc.,
                                                                                  ING Pilgrim Investments, Inc., ING
                                                                                  Lexington Management Corporation,
                                                                                  Express America T.C. Corporation, EAMC
                                                                                  Liquidation Corp.; Senior Executive Vice
                                                                                  President (July 2000 - February 2001)
                                                                                  and Secretary (April 1995 - February
                                                                                  2001) of each of the Pilgrim Funds;
                                                                                  Executive Vice President, Pilgrim
                                                                                  Capital Corporation and its affiliates
                                                                                  (May 1998 - June 2000) and Senior Vice
                                                                                  President, Pilgrim Capital and its
                                                                                  affiliates (April 1995 - April 1998).

STANLEY D. VYNER              Executive Vice President and   July 1996 to         Executive Vice President of most of the ING Funds
7337 E. Doubletree Ranch Rd.  Chief Investment Officer --    present              (since July 1996).  Formerly, President and Chief
Scottsdale, Arizona  85258    International Equities.                             Executive Officer of ING Pilgrim Investments, LLC
Age:  51                                                                          (August 1996-August 2000).

MARY LISANTI                  Executive Vice President and   May 1998 to present  Executive Vice President of the ING Funds (since
7337 E. Doubletree Ranch Rd.  Chief Operating Officer --                          May 1998). Formerly Portfolio Manger, Strong
Scottsdale, Arizona  85258    Domestic Equities; Senior                           Capital Management; and Managing Director and Head
Age:  45                      Portfolio Manager Equity                            of Small- and Mid-Capitalization Equity Strategies
                              Trust, Growth Opportunities                          at Bankers Trust Corp. (1993-1996).
                              Fund, Mayflower Trust, and
                              SmallCap Opportunities Fund.

MICHAEL J. ROLAND             Executive  Vice President      Executive Vice       Executive Vice President (since 2/26/02) and
7337 E. Doubletree Ranch Rd.  and Principal Financial        President from       Principal Financial Officer (since June 1998) of
Scottsdale, Arizona  85258    Officer.                       February 2002 to     the Funds; Executive Vice President (since 1/1/02)
Age:  43                                                     present and          and Principal Financial Officer (since June 1998)
                                                             Principal            of ING Pilgrim Group, LLC, ING Pilgrim
                                                             Financial Officer    Investments, LLC, and ING Pilgrim Securities, Inc.
                                                             June 1998 to         Formerly Senior Vice President, ING Pilgrim Group,
                                                             present              LLC, ING Pilgrim Investments, LLC, and ING
                                                                                  Pilgrim Securities, Inc. (since June 1998 to

                                                                                  December, 2001); Senior Vice President
                                                                                  of most of the Pilgrim Funds (Since June
                                                                                  1998 to February 2002). He served in
                                                                                  same capacity from January 1995 - April
                                                                                  1997. Formerly, Chief Financial Officer
                                                                                  of Endeaver Group (April 1997 to June
                                                                                  1998).

RALPH G. NORTON III           Senior Vice President          August 2001 to       Senior Vice President and Chief Investment
7337 E. Doubletree Ranch Rd.                                 present              Officer, Fixed Income, ING Pilgrim Investments,
Scottsdale, Arizona  85258                                                        LLC (since August 2001). Formerly, Senior Market
Age: 42                                                                           Strategist, Aeltus Investment Management, Inc.
                                                                                  (from January 2001 to August 2001); Chief
                                                                                  Investment Officer, ING Mutual Funds Management
                                                                                  Co. (1990 to January 2001).

ROBERT S. NAKA                Senior Vice President and      November 1999 to     Senior Vice President, ING Investments, LLC (since
7337 E. Doubletree Ranch Rd.  Assistant Secretary.           present              November 1999) and ING Funds Services, LLC (since
Scottsdale, Arizona  85258                                                        August 1999); Senior Vice President and Assistant
Age:  38                                                                          Secretary of each of the ING Funds. Formerly Vice
                                                                                  President, ING Pilgrim Investments, Inc. (April
                                                                                  1997 - October 1999), ING Pilgrim Group, Inc.
                                                                                  (February 1997 - August 1999) and Assistant Vice
                                                                                  President, ING Pilgrim Group, Inc. (August 1995 -
                                                                                  February 1997).

ROBYN L. ICHILOV              Vice President and Treasurer.  August 1997 to       Vice President, ING Investments, LLC (since August
7337 E. Doubletree Ranch Rd.                                 present              1997); Accounting Manager (since November 1995);
Scottsdale, Arizona  85258                                                        Vice President and Treasurer of most of the ING
Age:  34                                                                          Funds.

KIMBERLY A. ANDERSON          Vice President and             February 2001 to     Vice President of ING Funds Services, LLC (since
7337 E. Doubletree Ranch Rd.  Secretary.                     present              January 2001) and Vice President and Secretary of
Scottsdale, Arizona  85258                                                        each of the ING Funds (since February 2001).
Age:  37                                                                          Formerly Assistant Vice President and Assistant

                                                                                  Secretary of each of the ING Funds (August 1999 -
                                                                                  February 2001) and Assistant Vice President of ING
                                                                                  Pilgrim Group, Inc. (November 1999-January 2001).
                                                                                  Ms. Anderson has held various other positions with
                                                                                  ING Funds Services, LLC for more than the last
                                                                                  five years.

LOURDES R. BERNAL             Vice President                 January 2002 to      Vice President of each of the ING Funds (since
7337 E. Doubletree Ranch Rd.                                 present              January 3, 2002).  Vice President of Tax and
Scottsdale, Arizona  85258                                                        Compliance since January 1, 2002.  Prior to
Age:  32                                                                          joining ING Investments in 2002, Ms. Bernal was a

                                                                                  Senior Manager in the Investment Management
                                                                                  Practice at PricewaterhouseCoopers LLP (from July
                                                                                  2000 - December 2001), Manager at
                                                                                  PricewaterhouseCoopers LLP (from July 1998 - July
                                                                                  2000), Manager at Coopers & Lybrand LLP (from July
                                                                                  1996 - June 1998), Senior Associate at Coopers &
                                                                                  Lybrand LLP (from July 1992 - June 1996) and an
                                                                                  Associate at Coopers & Lybrand LLP (from August
                                                                                  1990 - June 1992).

TODD MODIC                    Assistant Vice President       August 2001 to       Assistant Vice President of each of the ING Funds
7337 E. Doubletree Ranch Rd.                                 present              (since August 2001); Director of Financial
Scottsdale, Arizona  85258                                                        Reporting ING Investments (since March 2001)
Age:  34                                                                          Formerly Director of Financial Reporting Axient
                                                                                  Communications, Inc (since May 2000 - January
                                                                                  2001) and Director of Finance with Rural/Metro
                                                                                  Corporation (since March 1995 - May 2000). MARIA
                                                                                  M. ANDERSON Assistant Vice President August 2001
                                                                                  to Assistant Vice President of each of the ING
                                                                                  Funds (since 7337 E. Doubletree Ranch Rd. present
                                                                                  August 2001). Formerly Manager of Fund Accounting
                                                                                  and Scottsdale, Arizona 85258 Fund Compliance
                                                                                  (Since September 1999- November 2001); Age: 43
                                                                                  Section Manger of Fund Accounting with Stein Roe
                                                                                  Mutual Funds (since July 1998 - August 1999) and
                                                                                  Financial Reporting Analyst with Stein Roe Mutual
                                                                                  Funds (since August 1997 - July 1998.

THOMAS JACKSON                Senior Vice President and      June 2001 to         Senior Vice President, ING Investments, LLC (since
7337 E. Doubletree Ranch Rd.  Senior Portfolio Manager for   present              June 2001). Prior to joining ING Investments in
Scottsdale, Arizona  85258    Value Equity Strategies at                          2001, Mr. Jackson was a Managing Director at
Age:  56                      ING Investments, has served                         Prudential Investments (April 1990 through
                              as Portfolio Manager of ING                         December 2000).  Prior to April 1990, Mr. Jackson
                              Investment Funds and ING                            was Co-Chief Investment Officer and Managing
                              Mutual Funds.                                       Director at Century Capital Associates and Red Oak
                                                                                  Advisors.

EDWIN SCHRIVER                Senior Vice President and      November 1999 to     Senior Vice President, ING Investments, LLC (since
7337 E. Doubletree Ranch Rd.  Senior Portfolio Manager ING   present              November 1999).  Formerly, Senior High Yield
Scottsdale, Arizona  85258    Investment Funds, ING                               Analyst for Dreyfus Corporation (from April 1998
Age:  56                      Mayflower Trust, and ING                            to November 1999); President of Cresent City
                              Mutual Funds.                                       Research (from July 1993 to April 1998).

ROBERT K. KINSEY              Vice President and Portfolio   March 1999 to        Vice President, ING Investments, LLC (since

7337 E. Doubletree Ranch Rd.  Manager Pilgrim Mutual Funds.  present              March 1999). Formerly Vice President and Fixed
Scottsdale, Arizona  85258                                                        Income Sub-Adviser, Federated Investors (January
Age:  42                                                                          1995 - March 1999); Principal and Sub-Adviser,
                                                                                  Harris Investment Management (July 1992 - January
                                                                                  1995).

BOARD OF DIRECTORS/TRUSTEES

         The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

         Committees

         An Executive Committee of the Board of Directors/Trustees was formed in order to act on behalf of the full Board of Directors/Trustees between meetings when necessary. The following Directors/Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. The Executive Committee held 2 meetings during the last year.

         The Board of Directors/Trustees has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held 4 meetings during the last year.

         The Board of Directors/Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Ms. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held 5 meetings during the last year.

         The Board of Directors/Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Directors/Trustees candidates it proposes for nomination to fill Independent Director vacancies on the Board of Directors/Trustees. The Nominating Committee currently consists of Ms. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held 1 meeting during the last year.

         The Board of Directors/Trustees has established an Investment Review Committee for the Funds to monitor the investment performance of the Funds and to make recommendations to the Board of Directors/Trustees with respect to the Funds. The Investment Review Committee for the fixed income funds currently consists of Messrs. Doherty, Earley, McInerney, and Putnam. Mr. Dohery serves as Chairman of the Committee. Because the Committee is new, no meetings were held in 2001.

DIRECTOR OWNERSHIP OF SECURITIES

         Set forth below is the dollar range of equity securities owned by each Director/Trustee.

                                         DOLLAR RANGE OF EQUITY SECURITIES IN EACH COMPANY    AGGREGATE DOLLAR RANGE
                                                        AS OF DECEMBER 31, 2001                OF EQUITY SECURITIES
                                                                                                IN ALL REGISTERED
         NAME OF DIRECTOR/TRUSTEE                                                              INVESTMENT COMPANIES
                                                                                               OVERSEEN BY DIRECTOR
                                                                                                   IN FAMILY OF
                                         GNMA INCOME       MUTUAL      FUNDS    INVESTMENT          INVESTMENT
                                          FUND INC.        FUNDS       TRUST    FUNDS, INC.         COMPANIES
                                          ---------        -----       -----    -----------         ---------
INDEPENDENT DIRECTORS/TRUSTEES
Paul S. Doherty                              None           None        None        None        $10,001 - $50,000
J. Michael Earley                            None           None        None        None               None
R. Barbara Gitenstein                        None           None        None        None               None
Walter H. May                                None      Over $100,000    None        None          Over $100,000
Jock Patton                                  None           None        None    $1 - $10,000      Over $100,000
David W. C. Putnam                           None           None        None        None               None
Blaine E. Rieke                              None           None        None        None        $50,001 - $100,000
Roger B. Vincent                             None           None        None        None               None
Richard A. Wedemeyer                         None       $1 - $10,000    None        None        $10,001 - $50,000

DIRECTORS/TRUSTEES WHO ARE "INTERESTED
PERSONS"
R. Glenn Hilliard                            None           None        None        None          Over $100,000
Thomas J. McInerney                          None           None        None        None           $1 - $10,000
John G. Turner                               None       $1 - $10,000    None        None          Over $100,000

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director/Trustee's (and his or her immediate family members) share ownership in securities of the Funds' Investment Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies).

                           NAME OF OWNERS AND
                            RELATIONSHIP TO
      NAME OF DIRECTOR          DIRECTOR         COMPANY     TITLE OF CLASS    VALUE OF SECURITIES    PERCENTAGE OF CLASS
      ----------------          --------         -------     --------------    -------------------    -------------------
PAUL S. DOHERTY                   N/A              N/A             N/A                 $0                     N/A
J. MICHAEL EARLEY                 N/A              N/A             N/A                 $0                     N/A
R. BARBARA GITENSTEIN             N/A              N/A             N/A                 $0                     N/A
WALTER H. MAY                     N/A              N/A             N/A                 $0                     N/A
JOCK PATTON                       N/A              N/A             N/A                 $0                     N/A
DAVID W. C. PUTNAM                N/A              N/A             N/A                 $0                     N/A
BLAINE E. RIEKE                   N/A              N/A             N/A                 $0                     N/A
ROGER B. VINCENT                  N/A              N/A             N/A                 $0                     N/A
RICHARD A. WEDEMEYER              N/A              N/A             N/A                 $0                     N/A

COMPENSATION OF DIRECTORS/TRUSTEES

         Each Fund pays each Director/Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser for which the Directors serve in common as Directors/Trustees

         The following table sets forth information regarding compensation of Directors/Trustees by each Company and other funds managed by the Investment Advisers for the year ended December 31, 2001. Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Fund or any other funds managed by the Investment Adviser.

s                               COMPENSATION TABLE

                                                                                               PENSION
                                                                                                  OR                      TOTAL
                                                                   AGGREGATE                  RETIREMENT               COMPENSATION
                                       AGGREGATE     AGGREGATE    COMPENSATION                 BENEFITS   ESTIMATED       FROM
                         AGGREGATE    COMPENSATION  COMPENSATION    FROM ING     AGGREGATE     ACCRUED      ANNUAL    REGISTRANT AND
                        COMPENSATION   FROM GNMA        FROM       LEXINGTON    COMPENSATION   AS PART     BENEFITS    FUND COMPLEX
       NAME OF          FROM MUTUAL      INCOME      INVESTMENT   MONEY MARKET   FROM FUNDS    OF FUND       UPON          PAID
  PERSON, POSITION        FUNDS(1)        FUND        FUNDS(1)       TRUST        TRUST(1)     EXPENSES   RETIREMENT   TO DIRECTORS
  ----------------        --------        ----        --------       -----        --------     --------   ----------   ------------
Mary A. Baldwin(3)         9,716         2,169         1,719           169         1,468                                   43,688
Advisory Board Member

Al Burton(4)(5)(8)         1,636           421           259            23             3                                    5,500
Director

S.M.S. Chadha (7)(12)        781           188           163            17           253                                   11,250

Advisory Board Member

Paul S. Doherty           12,722         2,917         2,258           223         1,921                                   56,188
(4)(5) Director

Robert B.                  1,636           421           259            23             3                                    5,500
Goode,Jr.(4)(5)(8)
Director

Alan S. Gosule            12,722         2,917         2,258           223         1,921                                   56,188
(4)(5) Director

Joseph N. Hankin(9)        1,239           319           197            18             3                                    4,167

Walter H. May (4)(5)      14,817         3,359         2,645           263         2,415                                   65,188

Andrew M. McCosh(12)         781           188           163            17           253                                   11,250

Advisory Board Member

Thomas J.                    N/A           N/A           N/A           N/A           N/A                                     N/A
McInerney(11)(13)

Jock Patton (4)(5)        14,564         3,318         2,598           258         2,352                                   64,188
Director
David W.C. Putnam
(4)(5) Director           11,085         2,496         1,999           200         1,919                                   50,688
Jack D. Rehm(9)
                           1,239           319           197            18             3                                    4,167
Blaine E. Rieke(11)
                          12,325         2,815         2,196           218         1,921                                   54,855

John R.                    1,636           421           259            23             3                                    5,500
Smith(4)(5)(8)

Robert W.                    N/A           N/A           N/A           N/A           N/A                                     N/A
Stallings(4)(5)(8)(13)

John G.                      N/A           N/A           N/A           N/A           N/A                                     N/A
Turner(4)(5)(13)
Director

Richard A.                11,036         2,608         1,951           193         1,588                                   47,855
Wedemeyer(11)

(1) Compensation for Directors/Trustees includes compensation paid by other Funds not discussed in the Prospectus or the SAI.

(2)      Resigned as an Advisory Board Member on December 31, 2001.

(3)      Resigned as a Director/Trustee effective December 28, 2001.

(4)      Resigned as a Director/Trustee effective March 23, 2001.

(5)      Elected as a Director of the Funds on February 26, 2001.

(6) Formerly a Trustee of ING Funds Trust. Elected as a Director/Trustee of the remaining ING Funds effective February 26, 2001.

(7) "Interested person," as defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the Company because of the affiliation with an investment adviser to the Pilgrim Funds. Officers and Directors who are interested persons do not receive any compensation from the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of January 31, 2002, Lion Connecticut Holdings Inc., 151 Farmington Avenue, Hartford, Connecticut 06156 owned of record 62.56%, 48.08%, 89.91% and 36.80% of the High Yield Bond Fund, Intermediate Bond Fund, National Tax Exempt Bond Fund, and Strategic Income Funds, respectively, and, therefore, is a control person of each of those Funds.

         No Independent Director/Trustee or immediate family member, directly or indirectly, has either any beneficial share ownership in securities of the Funds' Investment Adviser or Principal Underwriter or the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Funds. As of January 31, 2002, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

           FUND                         ADDRESS               CLASS AND TYPE OF    PERCENTAGE OF           PERCENTAGE OF FUND
                                                                  OWNERSHIP           CLASS
-----------------------------------------------------------------------------------------------------------------------------
GNMA Income Fund            First Clearing Corporation        Class M Beneficial        8.66%                    0.0058%
                            Cust FB                                  Owner
                            Charles Banks IRA,
                            Acct #1323-3486
                            4723 East 138th Terrace
                            Grandview, MO 64030

GNMA Income Fund            Wexford Clearing Services         Class M Beneficial        6.90%                    0.0046%
                            FBO Advest Inc Cust                      Owner
                            FBO Donald Stubbings IRA
                            7 Washington Ave
                            Hicksville, NY 11801

GNMA Income Fund            Wexford Clearing Services         Class M Beneficial        5.73%                    0.0038%
                            FBO Advest Inc Cust                      Owner
                            FBO Marie Lippolis IRA
                            17-D Hollandale Ln, Apt D
                            Clifton Park, NY 12065

GNMA Income Fund            NFSC FBO                          Class M Beneficial        6.61%                    0.0044%
                            Jack Boyle Trust,                        Owner
                            Acct #APX-682462
                            6110 Pleasant Ridge Rd
                            Arlington, TX 76016

GNMA Income Fund            PaineWebber                       Class M Beneficial       10.67%                    0.0071%
                            FBO Larry Randolph                       Owner
                            PO Box 3321
                            Weehawken, NJ 07086

GNMA Income Fund            Wedbush Morgan Securities FBO     Class Q Beneficial       15.65%                    0.0046%
                            Acct #7907-9961                          Owner
                            1000 Wilshire Avenue
                            Los Angeles, CA 90017

GNMA Income Fund            LPL Financial Services FBO        Class Q Beneficial        8.52%                    0.0025%
                            Acct #1172-4519                          Owner
                            9785 Towne Centre Dr
                            San Diego, CA 92121

GNMA Income Fund            State Street Bank & Trust Cust    Class Q Beneficial        9.28%                    0.0027%
                            FBO Susan Skakel Rand IRA                Owner
                            PO Box 452
                            Salisbury, CT 06068

High Yield Bond Fund        Lion Connecticut Holdings Inc       Class A Record         76.36%                   62.5562%
                            151 Farmington Ave                       Owner
                            Hartford, CT 06156

High Yield Bond Fund        Margaret Engstrom Ttee              Class B Record          5.42%                    0.8010%
                            FBO Frederick Engstrom Trust             Owner
                            170 Brentwood Dr
                            Dearborn, MI 48124

High Yield Bond Fund        First Trust Corp Ttee             Class C Beneficial        7.01%                    0.2305%
                            FBO Natasha Bennett                      Owner
                            PO Box 173301
                            Denver, CO 80217

High Yield Fund             National Investor Services        Class M Beneficial        7.08%                    0.2202%
                            FBO Acct #509-49669-25                   Owner
                            55 Water Street, 32nd Floor
                            New York, NY 10041

High Yield Opportunity      Wells Fargo Investments LLC       Class Q Beneficial       62.37%                    0.5358%
Fund                        FBO Acct #7712-3431                      Owner
                            608 2nd Ave S Fl 8
                            Minneapolis, MN 55402

High Yield                  Deutsche Bank Alex Brown          Class Q Beneficial       11.53%                    0.0990%
Opportunity Fund            FBO Acct #705-80762-12                   Owner
                            PO Box 1346
                            Baltimore, MD 21203

High Yield                  Dain Rauscher Cust                Class Q Beneficial       14.50%                    0.1245%
Opportunity Fund            FBO Donald Joseph Schulteis              Owner
                            Segregated Rollover IRA
                            5707 Still Forest Dr
                            Dallas, TX 75252

Classic Money Market Fund   State Street Bank & Trust Co      Class B Beneficial        6.40%                    0.0236%
                            Cust                                     Owner
                            FBO Robert Sherman IRA
                            10444 Garnett St
                            Shawnee Mission, KS 66214

Classic Money Market Fund   Legg Mason Wood Walker, Inc       Class B Beneficial        8.06%                    0.0297%
                            FBO 413-70459-12                         Owner
                            PO Box 1476
                            Baltimore, MD 21203

Classic Money Market Fund   Legg Mason Wood Walker, Inc       Class B Beneficial        8.56%                    0.0316%
                            FBO 413-05721-10                         Owner
                            PO Box 1476
                            Baltimore, MD 21203

Classic Money Market Fund   Legg Mason Wood Walker, Inc       Class B Beneficial        7.95%                    0.0293%
                            FBO 413-70943-16                         Owner
                            PO Box 1476
                            Baltimore, MD 21203

Classic Money Market Fund   First Clearing Corporation        Class B Beneficial        9.58%                    0.0353%
                            FBO Acct # 3216-9858, James              Owner
                            Godwin
                            10 Dunnam Lane
                            Houston, TX 77024

Classic Money Market Fund   Pineview Mobile Homes 401k Plan     Class C Record         28.59%                    0.0730%
                            PO Box 319                               Owner
                            Waterville, ME 04903

Classic Money Market Fund   Alexander David Begin               Class C Record         29.35%                    0.0749%
                            4055 Willoway Pl                         Owner
                            Bloomfield Hills, MI 48302

Classic Money Market Fund   Diane Gail Begin                    Class C Record         29.35%                    0.0749%
                            4055 Willoway Pl                         Owner
                            Bloomfield Hills, MI 48302

Classic Money Market Fund   Charles Koebel                      Class I Record         52.37%                    0.0000%
                            17 N Fir Street                          Owner
                            Chandler, AZ 85226

Intermediate Bond Fund      Lion Connecticut Holdings Inc       Class A Record         78.32%                   48.0793%
                            151 Farmington Ave                       Owner
                            Hartford, CT 06156

Intermediate Bond Fund      None with App Tr                    Class I Record         100.00%                  15.5683%
                            ING National Trust                       Owner
                            151 Farmington Ave #41
                            Hartford, CT 06156

Money Market Fund           ING Capital Corp                    Class A Record          7.37%                    3.7165%
                            Deferred Comp Plan                       Owner
                            FBO Robert Stallings
                            7337 E Doubletree Ranch Rd
                            Scottsdale, AZ 85258

Money Market Fund           Dean Witter FBO                   Class A Beneficial        6.51%                   32.7995%
                            Jarko Investment Fund LLC                Owner
                            PO Box 250
                            New York, NY 10008

National Tax Exempt Bond    Lion Connecticut Holdings Inc       Class A Record         95.92%                   89.9103%
Fund                        151 Farmington Ave                       Owner
                            Hartford, CT 06156

National Tax Exempt Bond    Estelle Simmons Rev Trust           Class B Record         12.28%                    0.6285%
Fund                        Rt 3 Box 227                             Owner
                            Okemah, OK 74859

National Tax Exempt Bond    Edwin Donald Broderick Jr &         Class C Record         40.27%                    0.8813%
Fund                        Regina Marie Broderick                   Owner
                            1936 Chippewa Dr
                            Wheaton, IL 60187

National Tax Exempt Bond    PaineWebber                       Class C Beneficial       43.31%                    0.9479%
Fund                        FBO George Van Waters King Trust         Owner
                            73-561 Minzah Way
                            Palm Desert, CA 92260

Strategic Income Fund       Lion Connecticut Holdings Inc       Class A Record         55.30%                   36.7984%
                            5780 Powers Ferry Rd NW                  Owner
                            Atlanta, GA 30327

Strategic Income Fund       LPL Financial Services            Class Q Beneficial       15.75%                    0.0333%
                            FBO Acct #3602-5409                      Owner
                            9785 Towne Centre Dr
                            San Diego, CA 92121

INVESTMENT ADVISER

         The Investment Adviser for the Funds is ING Investments, LLC, ("ING Investments" or "Investment Adviser") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Investments, subject to the authority of the Directors/Trustees of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to ING Investment Management, LLC ("IIM") as the Sub-Adviser for the Intermediate Bond Fund , High Yield Bond Fund, and Classic Money Market Fund, and to Furman Selz Capital Management as the Sub-Adviser to the National Tax-Exempt Bond Fund. ING Investments is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

         On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, 2001, the name of the Investment Adviser changed to ING Investments, LLC. Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Group that had been under common control with ING Investments, merged with ING Investments.

         ING Investments serves pursuant to separate Investment Management Agreements between ING Investments and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each Fund. ING Investments has delegated certain management responsibilities to certain other investment advisers ("Sub-Advisers") for several of the Funds. ING Investments, as Investment Adviser, oversees the investment management of the Sub-Advisers for the Funds.

         Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

         After an initial two year term, each Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

         As of December 31, 2001, ING Investments had assets under management of June $17.6 billion.

         In approving the Management Agreements the Board of Directors/Trustees considered a number of factors, including, but not limited to: (1) performance of the Funds; (2) the nature and quality of the services provided by ING Investments; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided; (4) the profitability to ING Investments from the Investment Management Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (5) and the expenses borne by shareholders of the Funds. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

         Based upon its review, the Board of Directors/Trustees, including a majority of the Independent Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) has determined that the Management Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors/Trustees of each Fund, including the unanimous vote of the Independent Directors, approved the Management Agreements.

                             INVESTMENT ADVISER FEES

         For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

           SERIES                          ANNUAL INVESTMENT MANAGEMENT FEE
           ------                          --------------------------------
GNMA                                Income Fund 0.60% of the first $150 million
                                    of the Fund's average net assets, 0.50% of
                                    the next $250 million of average net assets,
                                    .45% of the next $400 million of average net
                                    assets and 0.40% of the average net assets
                                    in excess of $800 million

High Yield Bond Fund                0.65% of the Fund's average net assets

High Yield Fund                     0.60% of the Fund's average daily net asset
                                    value. Prior to April 17, 1998, the
                                    Investment Management fee was an annual fee
                                    at a rate of 0.75% on the first $25 million
                                    in net assets, 0.625% on net assets over $25
                                    million up to $100 million, 0.50% on net
                                    assets over $100 million up to $500 million,
                                    and 0.40% for net assets over $500 million.

High Yield Opportunity Fund         0.60% of the Fund's average net assets

Intermediate Bond Fund              0.50% of the Fund's average net assets

National Tax-Exempt Bond Fund       0.50% of the Fund's average net assets

Money Market Fund                   0.35%

Strategic Income Fund               0.45% of the first $500 million of the
                                    Fund's average net assets, 0.40% of the next
                                    $250 million of average net assets, and
                                    0.35% of the average net assets in excess of
                                    $750 million

Classic Money Market Fund           0.25% of the Fund's average net assets

Lexington Money Market Trust        0.50% of the first $500 million of the
                                    Fund's average daily net assets and 0.45%
                                    thereafter


  TOTAL ADVISORY FEES PAID BY FUNDS THAT ARE SERIES OF ING MUTUAL FUNDS AND BY
                     HIGH YIELD FUND FOR FISCAL YEARS ENDED:

                              MARCH 31         JUNE 30            JUNE 30        MARCH 31        MARCH 31
                                2001             2000             1999(3)          1999            1998
                                ----             ----             -------          ----            ----
Strategic Income .....        $ 60,425        $ 59,874           $ 23,699        $124,514        $ 94,359
Fund(2)
High Yield Opportunity        $755,481        $634,448           $132,246        $466,926        $ 36,505
Fund
Money Market Fund ....        $166,203        $ 80,974                N/A             N/A             N/A

                              MARCH 31       JUNE 30
                                2001           2000          1999          1998
                                ----           ----          ----          ----
High Yield
Fund.............           $1,082,525      $2,204,503    $2,176,246     $977,868

----------

(1) Prior to the Reorganization, ING Mutual Funds had not engaged the services of an investment adviser for the Company's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported for ING Mutual Funds were for services provided to the master funds of the Master Trust.

(2) Includes the advisory fees, fee reductions and expense reimbursements of the Government Income Fund, the assets and liabilities of which were assigned to and assumed by Strategic Income Fund.

(3)      Reflects three month period from April 1, 1999 to June 30, 1999.


  TOTAL ADVISORY FEES PAID BY GNMA INCOME FUND AND LEXINGTON MONEY MARKET TRUST
                             FOR FISCAL YEARS ENDED:

                                        MARCH 31                           DECEMBER 31
                                        --------                           -----------
                                          2001              2000              1999              1998
                                          ----              ----              ----              ----
GNMA Income Fund ..............        $  565,984        $1,949,162        $1,844,256        $1,224,048
Lexington Money Market Trust(1)        $   77,318        $  403,175        $  422,726        $  455,434

----------

(1) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.

TOTAL ADVISORY FEES PAID BY FUNDS THAT ARE SERIES OF ING FUNDS TRUST AND BY HIGH
                       YIELD FUND FOR FISCAL YEARS ENDED:

                                     MARCH 31               OCTOBER 31
                                     --------               ----------
                                       2001            2000            1999
                                       ----            ----            ----
High Yield Bond Fund                 $106,709        $259,537        $172,459
Intermediate Bond Fund               $ 83,074        $182,829        $140,136
National Tax-Exempt Bond Fund        $ 48,847        $101,496             N/A
Classic Money Market Fund            $514,331        $932,291        $168,913

SUB-ADVISORY AGREEMENTS

         The Investment Management Agreement for certain of the Funds provides that the Investment Adviser, with the approval of the Company's Board of Directors/Trustees, may select and employ Sub-Advisers, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of the Company who are employees of the Investment Adviser or its affiliates and office rent of the Company. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the sub-advisory agreements (the "Sub-Advisory Agreements").

         Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

         The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board of Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

         IIM serves as Sub-Adviser to ING Funds Trust (except National Tax-Exempt Bond Fund). IIM is located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia, and is engaged primarily in the business of providing investment advice to affiliated insurance companies.

         FSCM serves as Sub-Adviser for the National Tax-Exempt Bond Fund. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.

         For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:

         SERIES                                    ANNUAL SUB-ADVISORY FEE
         ------                                    -----------------------
National Tax-Exempt Bond Fund                      0.250% of the Fund's average daily net assets
Intermediate Bond Fund                             0.250% of the Fund's average daily net assets
High Yield Bond Fund                               0.325% of the Fund's average daily net assets
Classic Money Market Fund                          0.125% of the Fund's average daily net assets


TOTAL SUB-ADVISORY FEES PAID BY FUNDS THAT ARE SERIES OF ING FUNDS TRUST FOR THE
                               FISCAL YEARS ENDED:

                                     MARCH 31               OCTOBER 31
                                     --------               ----------
                                       2001            2000             1999
                                       ----            ----             ----
High Yield Bond Fund                 $ 32,131        $ 58,280        $ 21,554
Intermediate Bond Fund               $ 25,557        $ 40,650        $ 17,513
National Tax-Exempt Bond Fund        $  9,521        $ 12,687             N/A
Classic Money Market Fund            $161,701        $216,116        $ 21,119

ADMINISTRATION

         ING Funds Services, LLC ("ING Funds Services") serves as Administrator for certain Funds, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to properly conduct the business of the Funds, except for those services performed by the Investment Adviser under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

         ING Funds Services, LLC serves as Shareholder Service Representative for High Yield Fund pursuant to a Shareholder Service Agreement ("Agreement"). Under the terms of the Agreement, ING Funds Services, LLC has agreed to: (1) review and respond to correspondence from former, existing or new shareholder accounts and (2) receive and respond to, in writing if necessary, telephone calls pertaining to any former, existing or new shareholder accounts and maintain prior recordkeeping regarding such calls and responses. The Agreement does not provide for any services required to be provided by a registered broker-dealer or registered transfer agent. Prior to March 1, 2002, ING Funds Services, LLC served as Shareholder Service Representative for the High Yield Opportunity, Strategic Income, and Money Market Fund.

         Prior to May 24, 1999, ING Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with ING Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of ING Mutual Funds, subject to the supervision of the Board of Trustees of Pilgrim Mutual Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the series of ING Mutual Funds.

         Also, prior to May 24, 1999, ING Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by ING Mutual Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the series of ING Mutual Funds pursuant to the Administrative Services Agreement.

         Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to GNMA Income Fund and the Lexington Money Market Trust, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Funds reimbursed LMC for its actual cost in providing such services, facilities and expenses.

         Prior to November 1, 2000, ING Funds Services had entered into a Fund Services Agreement with ING Funds Trust, pursuant to which ING Fund Services performed or engaged third parties to perform account services and other services which included but were not limited to: (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) taxes on U.S. resident and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulation; and (viii) providing such other similar services directly to shareholder accounts.

             TOTAL ADMINISTRATIVE FEES PAID BY GNMA INCOME FUND AND
              LEXINGTON MONEY MARKET TRUST FOR FISCAL YEARS ENDED:

                                        MARCH 31                 DECEMBER 31
                                        --------                 -----------
                                         2001            2000        1999        1998
                                         ----            ----        ----        ----
GNMA Income Fund ..............        $106,940        $151,465       N/A         N/A
Lexington Money Market Trust(1)           N/A             N/A         N/A         N/A

----------

(1) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.



      TOTAL ADMINISTRATIVE FEES PAID BY FUNDS THAT ARE SERIES OF ING FUNDS
                          TRUST FOR FISCAL YEARS ENDED:

                                       2001        2000       1999
                                       ----        ----       ----
High Yield Bond Fund                 $16,417        N/A        N/A
Intermediate Bond Fund               $16,615        N/A        N/A
National Tax-Exempt Bond Fund        $ 9,769        N/A        N/A
Classic Money Market Fund                N/A        N/A        N/A

         TOTAL SHAREHOLDER SERVICE FEES PAID BY FUNDS THAT ARE SERIES OF ING MUTUAL FUNDS AND BY HIGH YIELD FUND FOR FISCAL YEARS ENDED:

                                   MARCH 31                 JUNE 30                MARCH 31
                                   --------                 -------                --------
                                     2001             2000           1999            1999
                                     ----             ----           ----            ----
Strategic Income Fund .....        $  4,110        $  4,683        $    253        $ 90,504
High Yield Opportunity Fund        $  6,956        $  5,385        $    130        $113,645
Money Market Fund .........        $  1,918        $  1,739             N/A             N/A
High Yield Fund ...........        $ 13,700        $ 17,387        $ 30,409             N/A


                          EXPENSE LIMITATION AGREEMENTS

         The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Advisers do not exceed:

FUND                                            CLASS A     CLASS B     CLASS C     CLASS M     CLASS I      CLASS Q       CLASS T
----                                            -------     -------     -------     -------     -------      -------       -------
GNMA Income Fund                                 1.29%       2.04%       2.04%        N/A        1.04%        1.29%          N/A
High Yield Bond Fund                             1.30%       2.05%       2.05%        N/A         N/A          N/A           N/A
High Yield Fund                                  1.10%       1.85%       1.85%       1.60%        N/A         1.10%          N/A
High Yield Opportunity Fund                      1.10%       1.75%       1.75%       1.50%        N/A         1.00%         1.40%
Intermediate Bond Fund                           1.15%       1.90%       1.90%        N/A        0.90%         N/A           N/A
National Tax-Exempt Bond Fund                    1.15%       1.90%       1.90%        N/A         N/A          N/A           N/A
Money Market Fund                                1.50%       2.25%       2.25%        N/A         N/A          N/A           N/A
Strategic Income Fund                            0.95%       1.35%       1.35%        N/A         N/A         0.85%          N/A
Classic Money Market Fund                        0.77%       1.41%       1.41%        N/A        0.31%         N/A           N/A
Lexington Money Market Trust                     1.00%        N/A         N/A         N/A         N/A          N/A           N/A

         Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

         For High Yield Opportunity Fund, Money Market Fund and Strategic Income Fund, the expense limitation agreement provides that these expense limitations shall continue until November 1, 2002. For the High Yield Fund, the expense limitation agreement will continue through at least October 31, 2002. For GNMA Income Fund and Lexington Money Market Trust the expense limitation agreement provides that these expense limitations shall continue until July 26, 2002. For ING Funds Trust, the expense limitation agreements provide that these limitations shall continue until March 31, 2003. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the agreement to the Funds at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business.

         For ING Mutual Funds (other than Money Market Fund), prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

         The voluntary fee reductions were as follows:

                                                    JUNE 30         JUNE 30                    MARCH 31
                                                    -------         -------                    --------
FUND                                                  2000          1999(1)             1999              1998
-----                                                 ----          ----                ----              ----
Strategic Income Fund                               $208,068        $31,139           $232,922          $419,604
High Yield Opportunity Fund                         $218,609        $54,363           $318,323          $111,479


                                                    JUNE 30         JUNE 30                  JUNE 30
                                                    -------         -------                  -------
                                                      2000           1999                      1998
                                                      ----           ----                      ----
High Yield Fund                                     $423,592       $441,770                  $269,351


(1)      Reflects three month period from April 1, 1999 to June 30, 1999.

         The Investment Adviser has entered into an expense limitation agreement with High Yield Fund, pursuant to which the Investment Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser) do not exceed the following ratios for the periods indicated:

PERIOD LIMIT APPLIES                   CLASS A            CLASS B           CLASS C           CLASS M               CLASS Q
--------------------                   -------            -------           -------           -------               -------
Through 12/31/1999                      1.00%              1.75%             1.75%             1.50%                 1.00%

From 1/1/2000 through                   1.10%              1.85%             1.85%             1.60%                 1.10%
termination of Agreement

         High Yield Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

         Prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of High Yield Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, to 0.75%.

         Prior to July 26, 2000, the following Funds voluntarily limited expenses to the following amounts:

                         MAXIMUM OPERATING EXPENSE LIMIT
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

FUND NAME                                                 PREVIOUS EXPENSE CAP
---------                                                 --------------------
GNMA Income Fund                                                  1.04%
Lexington Money Market Trust                                      1.00%

DISTRIBUTOR

         Shares of each Fund are distributed by ING Distributors pursuant to a Distribution Agreement between each Company and the Distributor. Each Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Adviser, is a wholly owned indirect subsidiary of ING Group. Prior to July 26, 2000, the distributor for GNMA Income Fund and Lexington Money Market Trust was Lexington Funds Distributor, Inc. ("LFD").

         For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of the ING Mutual Funds: $7,857 with respect to Class A shares; $0 with respect to Class B shares; $37,180 with respect to Class C shares; $0 with respect to Class Q shares; and $0 with respect to Class T shares.

         For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with sales of shares of GNMA Income Fund: $11,236 with respect to Class A shares; $0 with respect to Class B shares; $203 with respect to Class C shares; $0 with respect to Class M shares; $0 with respect to Class Q shares; and $0 with respect to Class T shares.

         For the fiscal year ended March 31, 2001, the Distributor received the following amounts in sales charges, after reallowance to Dealers in connection with rates of shares of Investment Funds: $26,537 with respect to Class A Shares; $0 with respect to Class B Shares; $2,714 with respect to Class C Shares; and $557 with respect to Class M Shares; and $0 with respect to Class Q Shares.

         FOR THE FISCAL YEAR ENDED MARCH 31, 2001, THE DISTRIBUTOR RECEIVED THE FOLLOWING AMOUNTS IN SALES CHARGES, AFTER REALLOWANCE TO DEALERS, IN CONNECTION WITH SALES OF SHARES OF ING FUNDS TRUST: $3,268 WITH RESPECT TO CLASS A SHARES; $0 WITH RESPECT TO CLASS B SHARES; AND $6,450 WITH RESPECT TO CLASS C SHARES.

         FOR THE FISCAL YEAR ENDED MARCH 31, 2001, THE DISTRIBUTOR RECEIVED THE FOLLOWING AMOUNTS IN SALES CHARGES, AFTER REALLOWANCE TO DEALERS IN CONNECTION WITH SALES OF SHARES OF LEXINGTON MONEY MARKET TRUST: $0 WITH RESPECT TO CLASS A SHARES.

                                RULE 12B-1 PLANS

         Each Company, except Lexington Money Market Trust, has a distribution or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of Shares offered by each Fund ("Rule 12b-1 Plans"). The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T Shares in amounts as set forth in the following table. The Funds do not have a 12b-1 Plan with respect to the Institutional Class.

                                                           FEES BASED ON AVERAGE DAILY NET ASSETS
                                                           --------------------------------------
            NAME OF FUND                 CLASS A      CLASS B      CLASS C       CLASS M      CLASS Q      CLASS T
            ------------                 -------      -------      -------       -------      -------      -------
GNMA Income Fund                          0.25%        1.00%        1.00%         0.75%        0.25%        0.65%
High Yield Bond Fund                      0.35%        1.00%        1.00%          N/A          N/A          N/A
High Yield Fund                           0.25%        1.00%        1.00%         0.75%        0.25%         N/A
High Yield Opportunity Fund               0.35%        1.00%        1.00%         0.75%        0.25%        0.65%
Intermediate Bond Fund                    0.35%        1.00%        1.00%          N/A          N/A          N/A
National Tax-Exempt Bond Fund             0.35%        1.00%        1.00%          N/A          N/A          N/A
Money Market Fund                         0.25%        1.00%        1.00%          N/A          N/A          N/A
Strategic Income Fund                     0.35%        0.75%         0.75%         N/A         0.25%         N/A
Classic Money Market Fund                 0.75%        1.00%        1.00%          N/A          N/A          N/A
Lexington Money Market Trust               N/A          N/A          N/A           N/A          N/A          N/A

         The Rule 12b-1 Plan for Money Market Fund provides that the distribution fee is reduced by that amount, if any, paid to the Distributor or any affiliate of Distributor from the investment adviser or distributor of any investment company in which Money Market Fund invests.

         These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M, Class Q and Class T Shares of the Funds, including payments to dealers for selling shares of the Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

         Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Income Fund) for Class C, 0.65% (0.40% for High Yield Fund) for Class M and 0.15% - 0.95% for Class T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares, and in the 1st month following a purchase of Class M, and Class T Shares.

         The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A Shares of High Yield Fund. The Distributor has incurred costs and expenses with respect to Class A Shares that may be reimbursable in future months or years in the amounts of $122,176 for High Yield Fund (0.25% of its net assets) as of March 31, 2001. With respect to Class A Shares of each other Fund and Class B,

Class C, Class M, Class Q, and Class T Shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

         In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs; seminars for the public, advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Adviser; and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

         The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors/Trustees be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

         In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund are necessary and appropriate to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund will benefit such Funds and their respective shareholders.

         Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

         The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

         Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of each of the following Fund shares for the fiscal period ended March 31, 2001 were as follows:

DISTRIBUTION EXPENSES                 CLASS A        CLASS B          CLASS C         CLASS M       CLASS Q         CLASS T
---------------------                 -------        -------          -------         -------       -------         -------
GNMA Income Fund
Advertising .................        $    900        $     40        $     25        $      7       $      7       $     13
Printing ....................        $ 17,102        $    767        $    475        $    127       $    127       $    253
Salaries & Commissions ......        $125,158        $  5,614        $  3,478        $    927       $    927       $  1,855
Broker Servicing ............        $144,579        $  6,485        $  4,017        $  1,071       $  1,071       $  2,143
Miscellaneous ...............        $ 61,247        $  2,747        $  1,702        $    454       $    454       $    908
TOTAL .......................        $348,986        $ 15,653        $  9,697        $  2,586       $  2,586       $  5,172

High Yield Opportunity Fund
Advertising .................        $    135        $    365        $    175             N/A       $     15       $    209
Printing ....................        $  2,557        $  6,943        $  3,321             N/A       $    283       $  3,964
Salaries & Commissions ......        $ 18,414        $ 50,006        $ 23,919             N/A       $  2,038       $ 28,549
Broker Servicing ............        $ 59,169        $160,680        $ 76,857             N/A       $  6,548       $ 91,734
Miscellaneous ...............        $ 12,586        $ 34,179        $ 16,349             N/A       $  1,393       $ 19,513
TOTAL .......................        $ 92,861        $252,173        $120,621             N/A       $ 10,277       $143,969

Strategic Income Fund
Advertising .................        $    130        $    107        $    139             N/A       $      6            N/A
Printing ....................        $  2,465        $  2,042        $  2,645             N/A       $    114            N/A
Salaries & Commissions ......        $ 17,809        $ 14,754        $ 19,104             N/A       $    825            N/A
Broker Servicing ............        $ 18,685        $ 15,480        $ 20,044             N/A       $    866            N/A
Miscellaneous ...............        $ 13,728        $ 11,373        $ 14,727             N/A       $    636            N/A
TOTAL .......................        $ 52,817        $ 43,756        $ 56,659             N/A       $  2,447            N/A

Money Market Fund
Advertising .................        $    682        $    280        $    223             N/A            N/A            N/A
Printing ....................        $ 12,958        $  5,313        $  4,230             N/A            N/A            N/A
Salaries & Commissions ......        $ 96,687        $ 39,642        $ 31,565             N/A            N/A            N/A
Broker Servicing ............        $ 56,893        $ 23,326        $ 18,574             N/A            N/A            N/A
Miscellaneous ...............        $ 66,777        $ 27,378        $ 21,800             N/A            N/A            N/A
TOTAL .......................        $233,997        $ 95,939        $ 76,392             N/A            N/A            N/A

High Yield Fund
Advertising .................        $    283        $    571        $    101        $     44       $      4            N/A
Printing ....................        $  5,368        $ 10,853        $  1,925        $    832       $     79            N/A
Salaries & Commissions ......        $ 38,167        $ 77,172        $ 13,690        $  5,916       $    563            N/A
Broker Servicing ............        $181,358        $366,692        $ 65,051        $ 28,113       $  2,676            N/A
Miscellaneous ...............        $ 57,553        $116,368        $ 20,644        $  8,922       $    849            N/A
TOTAL .......................        $282,729        $571,656        $101,411        $ 43,827       $  4,171            N/A

National Tax-Exempt Bond Fund        $ 55,537        $    803        $    816             N/A            N/A            N/A
Intermediate Bond Fund ......        $ 72,875        $  4,219        $ 12,197             N/A            N/A            N/A
High Yield Bond Fund ........        $ 60,652        $  7,140        $  3,673             N/A            N/A            N/A
Classic Money Market Fund ...        $884,458        $  6,453        $  5,819             N/A            N/A            N/A

SHAREHOLDER SERVICING REPRESENTATIVE

         ING Funds Services serves as Shareholder Servicing Representative for the Funds. The Shareholder Servicing Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

         In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

         The Funds and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

         Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "Funds at a Glance," "Investment Objective and Investment Strategy" and "More Information about Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

         Each ING Fund's assets (other than Money Market Fund, Lexington Money Market Trust and Classic Money Market Fund (collectively "Money Market Funds")), whose investments are typically short-term) may be invested in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses;
(ii) to invest cash flow pending the Investment Adviser's or Sub-Adviser's determination to do so within the investment guidelines and policies of each Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

         Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

         COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER
                                EQUITY SECURITIES

         Each Fund (except GNMA Income Fund and the Money Market Funds) may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

         Each Fund (other than GNMA Income Fund, National Tax-Exempt Bond Fund and the Money Market Funds) may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

         Each Fund (other than GNMA Income Fund and the Money Market Funds) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds, because the Funds purchase such securities for their equity characteristics.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). As a matter of operating policy, each Fund that is a series of ING Mutual Funds will invest no more than 5% of its net assets in warrants.

         Each Fund that is a series of Mutual Funds (other than Money Market
Fund) may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

EURODOLLAR CONVERTIBLE SECURITIES

         Each Fund in ING Mutual Funds (other than Money Market Fund) may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges. Strategic Income Fund and High Yield Opportunity Fund may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

         Each Fund in ING Mutual Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign and Emerging Market Securities."

SHORT-TERM INVESTMENTS

         The Funds, as indicated, may invest in the following securities and instruments:

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. Lexington Money Market Trust may acquire certificates of deposit and bankers' acceptances meeting the requirements set forth under "Investment Strategies and Risks" in the Lexington Money Market Trust's Prospectus.

         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         Savings Association Obligations. The Funds in ING Mutual Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds (except National Tax-Exempt Bond Fund and ING Money Market Fund) may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser or Sub-Adviser to be of comparable quality.

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds (other than Money Market Fund) may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

         The Funds (except National Tax-Exempt Bond Fund, which may not invest in mortgage-related securities) may invest in U.S. Government securities, which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

MUNICIPAL SECURITIES

         Strategic Income Fund and High Yield Opportunity Fund may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

         In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

         Strategic Income Fund and High Yield Opportunity Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

         Moral Obligation Securities. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Industrial Development and Pollution Control Bonds. Strategic Income Fund and High Yield Opportunity Fund may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

         Municipal Lease Obligations. Strategic Income Fund and High Yield Opportunity Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

         Strategic Income Fund and High Yield Opportunity Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

         Short-Term Municipal Obligations. Strategic Income Fund and High Yield Opportunity Fund may invest in short-term municipal obligations. These securities include the following:

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

         Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

VARIABLE AND FLOATING RATE INSTRUMENTS

         Strategic Income Fund, High Yield Opportunity Fund and ING Funds Trust may acquire variable and floating rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

INDEX AND EQUITY - AND CURRENCY-LINKED SECURITIES

         Strategic Income Fund and High Yield Opportunity Fund may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Strategic Income Fund and High Yield Opportunity Fund may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

CORPORATE DEBT SECURITIES

         Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

         Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.

RISKS OF INVESTING IN DEBT SECURITIES

         There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

HIGH YIELD SECURITIES

         High Yield Fund, High Yield Opportunity Fund, High Yield Bond Fund and Intermediate Bond Fund invest predominantly, and Strategic Income Fund may invest up to 40% of its assets, in high yield securities, which are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated. High Yield Fund and High Yield Opportunity Fund will invest at least 65% of their assets in high yield securities.

         High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

         High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

         The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

         Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include.

         High Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

         Sensitivity to Interest Rate and Economic Changes. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely, when interest rates fall high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

         The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

         Payment Expectations. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

         Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Directors/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly traded market. To the extent the Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

         Taxation. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

         Limitations of Credit Ratings. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolios and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

         Congressional Proposals. New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could have negatively affect the Funds' net asset values.

BANKING INDUSTRY OBLIGATIONS

         Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. A Fund may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

      When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

DERIVATIVES

      The Funds may invest in derivative instruments (GNMA Income Fund may invest in derivatives only for hedging purposes and National Tax-Exempt Bond may invest only in forward contracts.) Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

REAL ESTATE SECURITIES

      National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, a Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

MORTGAGE-RELATED SECURITIES

      The Funds (except National Tax-Exempt Bond Fund) may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risk of these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issues by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers backed by pools of FHA-insured or VA-guaranteed mortgages). Other government guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

      The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      The Funds (except GNMA Income Fund and National Tax-Exempt Bond Fund) may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which the Funds (except GNMA Income Fund and National Tax-Exempt Bond Fund) may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds (except GNMA Income Fund and National Tax-Exempt Bond
Fund) may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that
(a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and
(d) are not registered or regulated under the 1940 Act as investment companies.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board of Directors/Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

      ING Mutual Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

ADJUSTABLE RATE MORTGAGE SECURITIES

      Intermediate Bond Fund, High Yield Bond Fund and Classic Money Market Fund may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      Two main categories of indices serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

GNMA CERTIFICATES

      GNMA Income Fund invests predominantly in GNMA certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

      GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA Income Fund will purchase "modified pass through" type GNMA Certificates, which entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment. The Fund will use principal payments to purchase additional GNMA Certificates or other government guaranteed securities. The balance of the Fund's assets will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, note or bonds. The Fund may also invest in repurchase agreements secured by such U.S. Government securities or GNMA Certificates.

      GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

      GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

      GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

      Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

      The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

      GNMA Income Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The Settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

SUBORDINATED MORTGAGE SECURITIES

      Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which High Yield Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

      Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to High Yield Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. High Yield Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

      The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities.

Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

      Credit Enhancement. Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

      Optional Termination of a Trust. A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

      Underlying Mortgage Loans. The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions, and mortgage banking companies.

      Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

      The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

ASSET BACKED SECURITIES

      The non-mortgage-related asset-backed securities in which ING Mutual Funds and ING Funds Trust (except National Tax-Exempt Bond Fund) may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.

      The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

ZERO COUPON AND PAY-IN-KIND SECURITIES

      Each Fund (except Strategic Income and GNMA Income Funds) may invest in zero coupon securities. High Yield Opportunity Fund will limit its investments in such securities to 35% of its respective net assets. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      Each Fund (except Strategic Income and GNMA Income Funds) may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, a Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

      The Funds that comprise ING Mutual Funds (other than Money Market Fund), High Yield Bond Fund and Intermediate Bond Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES

      High Yield Fund and the Funds that comprise ING Mutual Funds may invest in securities of foreign issuers. High Yield Opportunity Fund and Money Market Fund may invest up to 20% of their assets in foreign securities. High Yield Fund may invest up to 10% of its assets in foreign securities. Strategic Income Fund may invest up to 30% of its assets in securities payable in foreign currencies. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

      International Debt Securities. The Funds indicated above may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. No more than 10% of High Yield Fund's total assets, at the time of purchase, will be invested in securities of foreign issuers. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

      Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

      Foreign Currency Exchange Transactions. Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN BANK OBLIGATIONS

      ING Funds Trust and Money Market Fund may invest in obligations of foreign banks and foreign branches of U.S. banks. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

SOVEREIGN DEBT SECURITIES

      The Funds (except National Tax-Exempt Bond Fund and Classic Money Market
Fund) may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

      Brady Bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

RISKS OF INVESTING IN FOREIGN SECURITIES

      Investments in foreign securities involve certain inherent risks, including the following:

      Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

      Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

      Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Funds.

      Costs. The expense ratios of the Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

      In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

      Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

SECURITIES SWAPS

      Strategic Income Fund and High Yield Opportunity Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

OPTIONS ON SECURITIES AND SECURITIES INDICES

      Purchasing Put and Call Options. Strategic Income Fund, High Yield Opportunity Fund, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund are authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

      If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

      If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

      Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

      Writing Call Options. Strategic Income Fund, High Yield Opportunity Fund, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

      The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      Stock Index Options. Strategic Income Fund, High Yield Opportunity Fund, High Yield Fund, Intermediate Bond Fund and High Yield Bond Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

      The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

      Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

      Limits on Use of Options. A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

      Dealer Options. The Funds indicated above may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

      Foreign Currency Options. Strategic Income Fund, High Yield Opportunity Fund, High Yield Fund, Intermediate Bond Fund, and High Yield Bond Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. These Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

      Forward Currency Contracts. Strategic Income Fund, High Yield Opportunity Fund, High Yield Bond Fund and Intermediate Bond Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

      These Funds may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

      The Funds (except National Tax-Exempt Bond Fund and the Money Market Funds) may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

      A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts (permitted to the above-specified Funds) and securities index futures contracts (not permitted to the Intermediate Bond Fund and High Yield Bond Fund). A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

      An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

      In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

      The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

      Limitations on Futures Contracts and Related Options. The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. High Yield Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. No Fund of ING Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

      The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

      Risks Relating to Options and Futures Contracts. The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

      The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

      The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY FUTURES CONTRACTS

      Strategic Income Fund, High Yield Fund, High Yield Opportunity Fund, Intermediate Bond Fund, and High Yield Bond Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

      There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

      When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INTEREST RATE AND CURRENCY SWAPS

      Strategic Income Fund, High Yield Opportunity Fund, Intermediate Bond Fund and High Yield Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

      A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

      Interest Rate Swaps. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

      Cross-Currency Swaps. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

      Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

      Caps and Floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

      Risks Associated with Swaps. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

      Non-Hedging Strategic Transactions. A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect a Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, Strategic Income Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. A Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, a Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

RESTRICTED AND ILLIQUID SECURITIES

      A Fund may invest in an illiquid or restricted security if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

      Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. Lexington Money Market Trust may not invest more than 5% of its net assets, Money Market Fund and Classic Money Market Fund may not invest more than 10% of their assets, and the other Funds may not invest more than 15% of their net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of a Fund are registered for sale.

OTHER INVESTMENT COMPANIES

      Each Fund (except High Yield Fund and Lexington Money Market Trust) may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. A Fund (except Money Market Fund) may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

      Investment Companies that Invest in Senior Loans. Certain Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

      Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

      Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

      Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

      There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

GUARANTEED INVESTMENT CONTRACTS

      Each Fund of ING Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Classic Money Market Fund) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

PRIVATE FUNDS

      High Yield Bond Fund may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

REPURCHASE AGREEMENTS

      Each Fund may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

      The Lexington Money Market Trust may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Lexington Money Market Trust for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Lexington Money Market Trust acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Lexington Money Market Trust's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Lexington Money Market Trust plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Lexington Money Market Trust will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Lexington Money Market Trust's rights with respect to such securities to be delayed or limited. To mitigate this risk, the Lexington Money Market Trust may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency. The Lexington Money Market Trust will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Lexington Money Market Trust.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

      Each Fund in ING Mutual Funds and ING Funds Trust and GNMA Income Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks, each Fund in ING Mutual Funds and ING Funds Trust (except National Tax-Exempt Bond Fund and Classic Money Market Fund) and GNMA Income Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

PARTICIPATION INTERESTS

      High Yield Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by a bank or other financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33-1/3% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. The Funds comprising ING Mutual Funds may lend securities only to financial institutions such as banks, broker-dealers and other recognized institutional investors in amounts up to 30% of the Funds' total assets. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

TO BE ANNOUNCED SALE COMMITMENTS

      The Funds that comprise ING Mutual Funds may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

SHORT SALES

      Strategic Income Fund, High Yield Opportunity Fund, Intermediate Bond Fund and High Yield Bond Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

      In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

INVESTMENT STRATEGIES AND RISKS -- LEXINGTON MONEY MARKET TRUST

      In order for Lexington Money Market Trust to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the Fund will invest its assets in the following money market instruments: (l) Obligations issued, or guaranteed as to interest and principal, by the Government of the United States or any agency or instrumentality thereof; (2) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) Commercial paper of U.S. corporations, rated A1, A2 by Standard & Poor's Corporation or P1, P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) Repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Fund to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Fund will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Investment Adviser to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Fund; or (5) Other money market instruments.

      The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and Lexington Money Market Trust may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. While the Funds will carefully consider these factors on making such investments, there are no limitations on the percentage of the Funds' portfolio which may be invested in any one type of instrument.

      The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Fund may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" below.

DIVERSIFICATION

      Each Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% (100% in the case of the Money Market Funds) of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

      The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or Sub-Adviser in approximately equal amounts, and the Investment Adviser or Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.

BORROWING

      Strategic Income Fund and High Yield Opportunity Fund may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. These Funds may also borrow through reverse repurchase agreements and other techniques, but all borrowings cannot exceed 1/3 of the total assets.

      Money Market Fund may borrow only up to 5% of its total assets.

      High Yield Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 5% of the value of its total assets.

      Lexington Money Market Trust and the Funds that comprise ING Funds Trust may borrow from banks up to 1/3 of its assets, for temporary or emergency purposes.

      GNMA Income Fund may not borrow money.

      Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

                             INVESTMENT RESTRICTIONS

      All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS--GNMA INCOME FUND

The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund may not:

      (1)   Issue senior securities;

      (2)   Borrow money;

      (3)   Underwrite securities of other issuers;

      (4) Concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

      (5) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

      (6) Make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

      (7) Purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

      (8) Purchase any security on margin or effect a short sale of a security;

      (9) Buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

      (10) Contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

      (11) Purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the Adviser, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

      (12) Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed $2,000,000;

      (13) Purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

      (14) Purchase any security restricted as to disposition under Federal securities laws;

      (15) Invest in interests in oil, gas or other mineral exploration or development programs; or

      (16)  Buy or sell puts, calls or other options.

      In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

      (1) Invest in real estate limited partnership interests, oil, gas or mineral leases, as well as exploration or development programs; or

      (2) Purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on the New York or American stock exchanges shall not exceed 2% of the Fund's net assets. Shares of the Fund will not be issued for consideration other than cash.

      The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in GNMA certificates. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS -- ING MUTUAL FUNDS

      The Funds comprising Mutual Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the 1940 Act).

      The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

      (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

      (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

      (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

      (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

      (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to Money Market Fund.

      (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

      (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to Money Market Fund.

      (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

      (9) Invest more than 15% (10% in the case of Money Market Fund) of the value of its net assets in securities that at the time of purchase are illiquid.

      (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      (11) Engage in short sales (other than Strategic Income and High Yield Opportunity Funds), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

      (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

      (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

      (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

      (15) Purchase or write options on securities, except for hedging purposes (except in the case of Strategic Income Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets,
            (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund. This restriction does not apply to Money Market Fund.

      For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the Securities Act of 1933. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

      As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, the Funds may not:

      (1) Invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

      (2) Lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

      High Yield Opportunity Fund, a series of ING Mutual Funds, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


INVESTMENT RESTRICTIONS - HIGH YIELD FUND

      The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

      (1) Issue senior securities. Good faith hedging transactions and similar investment strategies will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

      (2)   Underwrite securities of other issuers.

      (3) Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes and options on futures contracts or indexes and currencies underlying or related to any such futures contracts.

      (4) Make loans to persons except (a) through the purchase of a portion of an issue of publicly distributed bonds, notes, debentures and other evidences of indebtedness customarily purchased by institutional investors, (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities," or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

      (5) Purchase the securities of another investment company or investment trust, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      (6) Purchase any securities on margin or effect a short sale of a security. (This restriction does not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities.)

      (7) Buy securities from or sell securities to its investment adviser or principal distributor or any of their affiliates or any affiliates of its Directors, as principal.

      (8) Buy, lease or hold real property except for office purposes. (This restriction does not preclude investment in marketable securities of companies engaged in real estate activities.)

      (9) As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government) or acquire more than 10% of the outstanding voting securities of any one issuer; but as to the remaining 25% of its total assets, it retains freedom of action.

      (10) Borrow money except from banks for temporary or emergency purposes and not for investment purposes, and then only in amounts not in excess of 5% of the value of its total assets.

      (11) Invest in the securities of any company that, including its predecessors, has not been in business for at least three years.

      (12) Invest more than 25% of the value of its total assets in any one industry.

      (13) Invest in securities of any one issuer for the purpose of exercising control or management.

      The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. The Fund may not:

      (1) Notwithstanding the fundamental investment restrictions, High Yield Fund will not, so long as its shares are registered for sale in the State of South Dakota: (i) have more than 10% of its total assets invested in securities of issuers that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended; (ii) have more than 10% of its total assets invested in real estate investment trusts or investment companies;
            (iii) have more than 5% of its assets invested in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities; (iv) have more than 5% of its assets invested in equity securities of issuers that are not readily marketable and securities of issuers that have been in operation for less than three years; and (v) invest any part of its total assets in real estate or interests in real estate, excluding readily marketable securities and real estate used for office purposes; commodities, other than precious metals not to exceed 10% of the Fund's total assets; commodity futures contracts or options other than as permitted by investment companies qualifying for an exemption from the definition of commodity pool operator; or interests in commodity pools or oil, gas or other mineral exploration or development programs.

      (2) High Yield Fund will not, so long as its shares are registered for sale in the State of Texas, invest in oil, gas or other mineral leases or in real estate limited partnerships. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not make loans unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

      (3) High Yield Fund will not, so long as its shares are registered for sale in the State of Ohio: (i) purchase or retain securities of any issuer if the officers or directors of the Fund, its adviser or manager owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer, or (ii) borrow, pledge, mortgage or hypothecate its assets in excess of 1/3 of total Fund assets. The Fund will only borrow money for emergency or extraordinary purposes.

      High Yield Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the adviser involve undue risk relative to their expected return. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


INVESTMENT RESTRICTIONS - LEXINGTON MONEY MARKET TRUST

      The following investment restrictions adopted by the Fund may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Fund may not:

      (1) Purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase;

      (2) Borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Fund will not invest while it has borrowings outstanding;

      (3) Pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above;

      (4) Sell securities short unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto;

      (5)   Write or purchase put or call options;

      (6) Purchase securities on margin except the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

      (7) Make investments for the purpose of exercising control or management;

      (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

      (9) Make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein;

      (10) Lend its portfolio securities, except in conformity with the guidelines set forth below;

      (11) Concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S. Government and U.S. Government agency securities and U.S. bank obligations;

      (12) Purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days; (taken at market value)

      (13)  Purchase or hold real estate, commodities or commodity contracts;

      (14) Invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements;

      (15) Act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or

      (16)  Enter into reverse repurchase agreements.

      Lending of Portfolio Securities. As stated in number (10) above, subject to guidelines established by the Funds and by the Securities and Exchange Commission, Lexington Money Market Trust, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.

INVESTMENT RESTRICTIONS - ING FUNDS TRUST

      Each series of ING Funds Trust has adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time. Each Fund, except as indicated, may not:

      (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

      (4) Invest in companies for the purpose of exercising control or management;

      (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

      (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

      (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the Classic Money Market Fund will not be limited in its investments in obligations issued by domestic banks; and

      (9) Invest more than 15%, 10% in the case of the Classic Money Market Fund, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

      (10) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

      The National Tax-Exempt Bond Fund, a series of ING Funds Trust, has also adopted a fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued by states, territories, and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel for the issuer, exempt from federal tax.

      The National Tax-Exempt Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the interest of which is not a preference item for purposes of the federal alternative minimum tax.

      Intermediate Bond Fund, a series of ING Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in of debt securities which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard and Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated.. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The High Yield Bond Fund, a series of Funds Trust, has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of high yield (high risk) bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


                             PORTFOLIO TRANSACTIONS

      Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes each Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub-Advisor determines, subject to the instructions of and review by the Board of Directors/Trustees of the Fund, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

      In placing portfolio transactions, the Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the Pilgrim Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

      While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

      Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors/Trustees. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.

      Each Fund does not intend to effect any transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Adviser, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Adviser will offset against its management fee a part of any tender fees that may be legally received and retained by an affiliated broker-dealer.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING Investments generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

                                MARCH 31               JUNE 30
                                --------               -------
                                  2001       2000        1999       1998
                                -------    -------     -------    -------
Strategic Income Fund           $ 3,870    $11,424     $ 3,257    $     0

Money Market Fund                 N/A        N/A         N/A        N/A

High Yield Opportunity Fund     $     0    $27,105     $     0    $     0

High Yield Fund                 $ 2,935    $ 4,080     $     0    $     0



                                MARCH 31             DECEMBER 31
                                --------             -----------
                                  2001       2000        1999       1998
                                -------    -------     -------    -------
GNMA Income Fund                $     0    $     0     $60,939    $34,516

Lexington Money Market Trust        N/A    $     0     $     0    $     0

                                MARCH 31              OCTOBER 31
                                --------              ----------
                                  2001       2000        1999      1998
                                -------    -------     -------    -------
National Tax-Exempt Bond Fund   $     0      N/A         N/A        N/A

Intermediate Bond Fund          $   530    $     0     $     0      N/A

High Yield Bond Fund            $     0    $     0     $     0      N/A

Classic Money Market Fund       $     0    $     0     $     0      N/A


      Of the total commissions paid, during the fiscal period ended March 31, 2001, $3,915 was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

      During the year ended March 31, 2001, the following Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

ABOUT LEXINGTON MONEY MARKET TRUST

      Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for money market instruments. Therefore, usually no brokerage commissions were paid by the Fund.

Transactions are allocated to various dealers by the Investment Adviser in its best judgment. Dealers are selected primarily on the basis of prompt execution of orders at the most favorable prices. The Fund has no obligation to deal with any dealer or group of dealers. Particular dealers may be selected for research or statistical and other services to enable the Investment Adviser to supplement its own research and analysis with that of such firms. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Management Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M Shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a contingent deferred sales charge ("CDSC") will continue to age from the date that the original shares were purchased.

      Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

      Class A or Class M Shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

      Class A Shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

      Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

      Shareholders of Money Market Fund who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M Shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

      The officers, Directors/Trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

      Class A or M Shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.

      Class A or Class M Shares may also be purchased without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in one or more ING Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Investments serves as adviser.

      The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

      An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M Shares of any of the Funds which offers Class A Shares, Class M Shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds (excluding Shares of the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

      An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

      If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

      The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Shares of the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

      The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

      Shares of the Funds (excluding shares of the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

      Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

      Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

      Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

      Certain purchases of Class A Shares and most Class B and Class C Shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

      No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

      The CDSC or redemption fee will be waived for certain redemptions of Fund shares. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. For Class B and C shares, the CDSC will be waived for redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A Shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

      If you sell Class B, Class C or Class T Shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T Shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

EXCHANGES

         The following conditions must be met for all exchanges among the Funds:
(i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange;
(iv) except for exchanges into the Money Market Funds, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and
(v) a properly executed exchange request has been received by the Transfer
Agent.

         Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Pilgrim to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

         You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION OF CLASS B AND CLASS T SHARES

         A shareholder's Class B and Class T Shares will automatically convert to Class A Shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B and Class T Shares occurs, together with a pro rata portion of all Class B and Class T Shares representing dividends and other distributions paid in additional Class B and Class T Shares, except that Class B and Class T Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B and Class T Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A, Class B, and Class T Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B and Class T Shares so converted will no longer be subject to the higher expenses borne by Class B and Class T Shares. The conversion will be effected at the relative net asset values per share of the applicable Classes.

DEALER COMMISSIONS AND OTHER INCENTIVES

         In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow to Authorized Dealers of record from the sales charge on such sales the following amounts:

                                            ING FUNDS

                                                        DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                                        ------------------------------------------------------
               AMOUNT OF TRANSACTION                          CLASS A                           CLASS M
               ---------------------                          -------                           -------
               Less than $50,000                               4.25%                             3.00%

               $50,000 - $99,999                               4.00%                             2.00%

               $100,000 - $249,999                             3.00%                             1.25%

               $250,000 - $499,000                             2.25%                             1.00%

               $500,000 - $999,999                             1.75%                             None

               $1,000,000 and over                           See below                           None


         The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:

                                     DEALER COMMISSION AS A PERCENTAGE OF
AMOUNT OF TRANSACTION                          AMOUNT INVESTED
---------------------                ------------------------------------
$1,000,000 to $2,499,000                           1.00%

$2,500,000 to $4,999,999                           0.50%

$5,000,000 and over                                0.25%

         Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

         The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC. For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund (other than Strategic Income Fund, for which 0.75% of the amount invested may be paid out).

         The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this SAI.

         In connection with 401(k) Plans that invest $1 million or more in Class A shares of the Funds, ING Distributors will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial rollover investment.

         For the period from November 1, 2000 through the close of business on October 31, 2002, the Distributor has committed to continue the trails on Fund shares sold prior to November 1, 2000, in accordance with the applicable annual fee rate based on the average daily net asset value of the shares held by a brokerage investor, described below:

                   EQUITY FUNDS       FIXED INCOME FUNDS      MONEY MARKET FUNDS
                   ------------       ------------------      ------------------
CLASS A            0.40%                0.35%                 0.35%
CLASS B*           0.40%                0.40%                 0.40%
CLASS C *          1.00%                1.00%                 1.00%

----------

*Beginning in month 13.


                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities underlying traded call options written by High Yield Fund will be valued at their market price as determined above; however, the current market value of the option written by High Yield Fund will be subtracted from net asset value. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors/Trustees as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

         Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

         Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

         The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors/Trustees.

         Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of a Fund's Board of Directors/Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

         In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         The per share net asset value of Class A Shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

         Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

MONEY MARKET FUND, CLASSIC MONEY MARKET FUND AND LEXINGTON MONEY MARKET TRUST

         For the purpose of determining the price at which the Money Market Funds' (because this section applies to each of the Money Market Funds, they are referred to, in this section only, as the "Fund") shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Directors/Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Directors/Trustees to be of comparable quality. Securities in each Fund will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both S&P and Moody's, two nationally recognized statistical rating organizations (`NRSRO').

         The Fund may invest up to 5% of its assets in any single `Tier I' security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A `Tier I' security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security. Classic Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that it may not invest in the securities of more than one issuer in accordance with this provision at any one time.

         In addition, the Fund may invest not more than 5% of its assets in `Tier 2' securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Fund's investment advisor. The Fund may invest up to 1% of its assets in any single Tier 2 security. The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

         The SEC requires that the Board of Directors/Trustees adopt a procedure for the periodic comparison of market value to amortized cost and requires that the board promptly consider what, if any, action the fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 1/2 of 1 percent. The Valuation Committee of each Fund determines what, if any, action the Fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 0.025%. The Valuation Committee notifies the full Board of Directors/Trustees if the if the variance is greater than 0.50%.

         The Board of Directors/Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors/Trustees deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.

         In such a review for the Money Market Fund and Lexington Money Market Trust, the investments for which market quotations are readily available are valued at the most recent mean between the bid price (or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued) and the ask price. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

         In such a review for the Classic Money Market Fund, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

                             SHAREHOLDER INFORMATION

         Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

         Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

         As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

         For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

         All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

         For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

         Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

         Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

         As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

         (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B Shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

         (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

         (3) The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

         (4) Proceeds of the redemption must meet the following conditions to be accepted by the Funds:

                  (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty
                           (30) days.

                  (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

                  (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

                  (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

                  (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

         (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.

         (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

         (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

         (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

         (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

         (10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

         You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Classes I and Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Classes I and Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

         During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Classes I and Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C Shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

         As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, each Fund must, among other things:
(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S.

corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

         Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ERV

Where:

   P =     a hypothetical initial payment of $1,000,

   T =     the average annual total return,

   n =     the number of years, and

 ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         All total return figures assume that all dividends are reinvested when paid.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(D)

Where:

      P =     a hypothetical initial payment of $1,000,

      T =     the average annual total return (after taxes on distributions),

      n =     the number of years, and

 ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(DR)

Where:

       P =     a hypothetical initial payment of $1,000,

       T =     the average annual total return (after taxes on distributions),

       n =     the number of years, and

 ATV(DR) =     ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

         Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

         The current and effective seven-day average yields for the Money Market Funds for the period ended September 30, 2001 were as follows:

FUND                                  CURRENT SEVEN-DAY YIELD                         EFFECTIVE SEVEN-DAY YIELD
----                                  -----------------------                         -------------------------
Money Market Fund                     Class A:          2.01%                         Class A:          2.03%

                                      Class B:          1.27%                         Class B:          1.28%

                                      Class C:          1.27%                         Class C:          1.28%


Classic Money Market Fund             Class A:          2.93%                         Class A:          2.97%

                                      Class B:          2.29%                         Class B:          2.32%

                                      Class C:          2.29%                         Class C:          2.32%

                                      Class I:          3.39%                         Class I:          3.44%


Lexington Money Market Trust          Class A:          2.22%                         Class A:          2.25%

         Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a - b
                         Yield= 2[(------- + 1)(6) - 1]
                                     cd

where

     a =      dividends and interest earned during the period,

     b =      expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

         Total returns and yields are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

         The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended September 30, 2001, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to September 30, 2001, is as follows:

                                              1 YEAR           5 YEAR           10 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              ------           ------           -------     ---------------    --------------
HIGH YIELD FUND

    CLASS A                                   -20.66%           -3.76%             4.46%            N/A           7/01/74

     CLASS A RETURN AFTER TAXES ON            -24.64%           -7.69%             0.57%            N/A
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND          -12.37%           -4.42%             1.96%            N/A
      SHARES

    CLASS B                                   -21.22%           -3.84%              N/A           -0.48%          7/17/95

    CLASS C                                   -18.12%             N/A               N/A          -12.44%          5/27/99

    CLASS M                                   -19.87%           -4.01%              N/A           -0.75%          7/17/95

    CLASS Q                                   -16.97%             N/A               N/A          -12.08%          6/17/99

                                              1 YEAR           5 YEAR           10 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              ------           ------           -------     ---------------    --------------
HIGH YIELD OPPORTUNITY FUND

CLASS A                                       -21.27%             N/A               N/A           -5.79%          3/27/98

     CLASS A RETURN AFTER TAXES ON            -25.20%             N/A               N/A           -9.81%
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND          -12.76%             N/A               N/A           -6.17%
      SHARES

CLASS B                                       -21.50%             N/A               N/A           -5.62%          3/27/98

CLASS C                                       -18.58%             N/A               N/A           -5.05%          3/27/98

CLASS M                                          N/A              N/A               N/A             N/A               N/A

CLASS Q                                       -17.15%             N/A               N/A           -4.34%          3/27/98

CLASS T                                       -20.54%             N/A               N/A          -16.12%          3/31/00


STRATEGIC INCOME FUND

CLASS A                                        -1.29%             N/A               N/A            1.12%          7/27/98

     CLASS A RETURN AFTER TAXES ON             -3.81%             N/A               N/A           -1.58%
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND           -0.82%             N/A               N/A           -0.45%
      SHARES

CLASS B                                        -1.45%             N/A               N/A            1.55%          7/27/98

CLASS C                                         2.52%             N/A               N/A            2.36%          7/27/98

CLASS Q                                         4.05%             N/A               N/A            2.93%          7/27/98


MONEY MARKET FUND(1)

CLASS A                                         4.27%             N/A               N/A            4.56%         11/24/99

     CLASS A RETURN AFTER TAXES ON               N/A              N/A               N/A             N/A
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND             N/A              N/A               N/A             N/A
      SHARES

CLASS B                                        -1.50%             N/A               N/A            2.39%          7/12/99

CLASS C                                         2.45%             N/A               N/A            3.68%          7/16/99


INTERMEDIATE BOND FUND

CLASS A                                         13.13%            N/A               N/A            6.63%         12/15/98

     CLASS A RETURN AFTER TAXES ON             10.49%             N/A               N/A            4.14%
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND            7.87%             N/A               N/A            3.98%
      SHARES

CLASS B                                        12.81%             N/A               N/A            6.73%         12/15/98

CLASS C                                        16.77%             N/A               N/A            7.67%         12/15/98

                                              1 YEAR           5 YEAR           10 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              ------           ------           -------     ---------------    --------------
HIGH YIELD BOND FUND

CLASS A                                        -7.59%             N/A               N/A            0.68%         12/15/98

     CLASS A RETURN AFTER TAXES ON            -11.05%             N/A               N/A           -2.79%
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND           -4.53%             N/A               N/A           -1.09%
      SHARES

CLASS B                                        -8.14%             N/A               N/A            0.56%         12/15/98

CLASS C                                        -4.74%             N/A               N/A            1.43%         12/15/98


NATIONAL TAX-EXEMPT BOND FUND

CLASS A                                         4.08%             N/A               N/A            4.80%          11/8/99

     CLASS A RETURN AFTER TAXES ON              2.39%             N/A               N/A            2.94%
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND            2.45%             N/A               N/A            2.89%
      SHARES

CLASS B                                         3.53%             N/A               N/A            4.66%          11/8/99

CLASS C                                         7.43%             N/A               N/A            6.70%          11/8/99


CLASSIC MONEY MARKET FUND(1)

CLASS A                                         4.80%             N/A               N/A            4.99%         12/15/98

     CLASS A RETURN AFTER TAXES ON               N/A              N/A               N/A             N/A
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND             N/A              N/A               N/A             N/A
      SHARES

CLASS B                                        -0.83%             N/A               N/A            3.30%         12/15/98

CLASS C                                         3.14%             N/A               N/A            4.30%         12/15/98

CLASS I                                         5.26%             N/A               N/A            5.67%         10/13/99


GNMA INCOME FUND

CLASS A                                         7.82%            7.12%             7.01%            N/A           8/17/73

     CLASS A RETURN AFTER TAXES ON              5.44%            4.64%             4.38%            N/A
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND            4.66%            4.43%             4.29%            N/A
      SHARES

CLASS B                                          N/A              N/A               N/A            7.64%         10/06/00

CLASS C                                          N/A              N/A               N/A           11.08%         10/13/00

CLASS M                                          N/A              N/A               N/A            3.31%          2/26/01

CLASS T                                          N/A              N/A               N/A            2.65%          2/26/01

                                              1 YEAR           5 YEAR           10 YEAR     SINCE INCEPTION    INCEPTION DATE
                                              ------           ------           -------     ---------------    --------------
LEXINGTON MONEY MARKET TRUST(1)

CLASS A                                         4.31%            4.63%             4.14%           7.02%           1/2/79

     CLASS A RETURN AFTER TAXES ON               N/A              N/A               N/A             N/A
      DISTRIBUTIONS

     CLASS A RETURN AFTER TAXES ON
      DISTRIBUTIONS AND SALE OF FUND
      SHARES                                     N/A              N/A               N/A             N/A

----------

(1)   Shares of the Money Market Funds are sold without a sales load.


         Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

         In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital Corporation, LLC ("ING Capital"), ING Funds, Services or affiliates of the Companies, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

         The authorized capital stock of Investment Funds consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 are classified as shares of High Yield Fund, and 100,000,000 are not classified. The authorized capital of GNMA Income Fund, Inc. consists of 1,000,000,000 shares of $.01 par value each. The authorized capital of Lexington Money Market Trust is an unlimited number of shares of beneficial interest. The authorized capital of ING Mutual Funds is an unlimited number of shares of beneficial interest. The authorized capital of the ING Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board of Directors/Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

         The Board of Directors/Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors/Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

         The cash and securities owned by the Funds (except GNMA Income Fund and Lexington Money Market Trust) are held by State Street, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

         The cash and securities owned by GNMA Income Fund and Lexington Money Market Trust are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL

         Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT ACCOUNTANTS

         Prior to December 31, 2000, a different firm served as auditor for several of the Registrants. PricewaterhouseCoopers LLP will serve as independent accountants for fiscal year 2002.

OTHER INFORMATION

         Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

         Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

         The fiscal year of the Funds ends on March 31 of each year. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

DECLARATION OF TRUST

         Lexington Money Market Trust is organized as a Massachusetts business trust. The Declaration of Trust of the Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

         The financial statements from the Funds' Annual Reports, dated March 31, 2001, are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a) (1) Form of Certificate of Trust of Registrant - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (2) Form of Certificate of Amendment of Certificate of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (3) Form of Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (4) Form of Establishment of Additional Series - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (5) Form of Establishment of Additional Series - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (6) Form of Amendment No. 2 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (7) Form of Amendment No. 3 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (8) Form of Amendment No. 4 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (9) Form of Amendment No. 5 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (10) Form of Amendment No. 6 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (11) Form of Amendment No. 7 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (12) Form of Amendment No. 8 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (13) Form of Amendment No. 9 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (14) Form of Amendment No. 10 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's Form N-1A Registration Statement on May 3, 1996 and incorporated herein by reference.

     (15) Form of Amendment No. 11 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference.

     (16) Form of Amendment No. 12 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference.

     (17) Form of Amendment No. 13 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (18) Form of Amendment No. 14 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 40 to Registrants form N-1A Registration Statement on May 2, 1997 and incorporated herein by reference.

     (19) Form of Amendment No. 15 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 43 to Registrant's Form N-1A Registration Statement on July 14, 1997 and incorporated herein by reference.

     (20) Form of Amendment No. 16 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.

     (21) Form of Amendment No. 17 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.

     (22) Form of Amendment No. 18 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.

     (23) Form of Amendment No. 19 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference.

     (24) Form of Amendment No. 20 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference.

     (25) Form of Amendment No. 21 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.

     (26) Form of Certificate of Amendment to Certificate of Trust - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

     (27) Form of Amendment No. 22 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

     (28) Form of Amendment No. 23 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (29) Form of Amendment No. 24 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on January 4, 2000 and incorporated herein by reference.

     (30) Form of Amendment No. 25 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 86 to the Registrant's Form N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.

     (31) Form of Certificate of Amendment to Certificate of Trust -- filed herewith.

     (32) Form of Amendment No. 26 to the Amended and Restated Declaration of Trust -- filed herewith.

(b) (1) Form of Amended Bylaws of Registrant - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (2) Form of Amendment to Section 2.5 of Bylaws of Registrant - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(c)  Not Applicable

(d) (1) Form of Investment Management Agreement between the Trust and Pilgrim Investments, Inc. - Filed as an exhibit to Post-Effective Amendment No. 81 to the Registrant's Form N-1A Registration Statement on December 22, 2000 and incorporated herein by reference.

     (2) Form of Sub-Advisory Agreement between Pilgrim Investments, Inc. and Nicholas-Applegate Capital Management - Filed as an exhibit to Post-Effective Amendment No. 82 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

(e) Form of Underwriting Agreement between the Trust and Pilgrim Securities, Inc. - Filed as an exhibit to Post-Effective Amendment No. 81 to the Registrant's Form N-1A Registration Statement on December 22, 2000 and incorporated herein by reference.

(f)  None

(g) (1) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998. - Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.

     (2) Form of Amendment to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.

     (3) Form of Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998
          - Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.

     (4) Form of Novation Agreement to Custody Agreement with Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (5) Form of Appendix C to Custody Agreement with Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (6) Form of Novation Agreement to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (7) Form of Appendix C to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (8) Form of Custodian Agreement with Investors Fiduciary Trust Company - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (9) Form of Amended Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 82 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

     (10) Form of Custodian Agreement between Registrant and State Street bank and Trust Company -- filed herewith.

(h) (1) Form of Administration Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (2) Form of Amended and Restated Administration Agreement -- Filed as an exhibit to Post-Effective Amendment No. 85 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.

     (3) Form of Amended and Restated Administration Agreement between Registrant and ING Funds Services, LLC -- filed herewith.

     (4) Form of Agency Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (5) Form of Shareholder Service Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (6) Form of Expense Limitation Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (7) Form of Recordkeeping Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (8) Form of Expense Limitation Agreement pertaining to Money Market Fund - Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference.

     (9) Form of Agreement among Reserve Institutional Trust; Reserve Management Company, Inc.; Reserve Partners, Inc.; Pilgrim Mutual Funds; Pilgrim Investments, Inc. with Pilgrim Securities, Inc. - Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference.

     (10) Form of Amended and Restated Expense Limitation Agreement - Filed as an exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on January 4, 2000 and incorporated herein by reference.

     (11) Form of Amended Schedule A to the Expense Limitation Agreement -- Filed as an exhibit to Post-Effective Amendment No. 85 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.

     (12) Form of Amended and Restated Expense Limitation Agreement between Registrant and ING Funds Services, LLC -- filed herewith.

     (13) Form of Fund Accounting Agreement with Brown Brothers Harriman & Co. -- filed herewith.

(i) Opinion of Counsel - Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference.

(j)  (1)       Consent of KPMG LLP -- filed herewith.

     (2)       Consent of PricewaterhouseCoopers LLP-- filed herewith.

     (3)       Consent of Dechert-- filed herewith.

(k)  None

(l) Form of Investment Letter of Initial Investors in Registrant dated April 1, 1993 - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(m)  (1)  Form of Amended and Restated Service and Distribution Plan for Class A
          - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

     (2) Form of Amended and Restated Service and Distribution Plan for Class B Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

     (3)  Form of Amended and Restated Service and Distribution Plan for Class C
          - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

     (4) Form of Amended and Restated Service Plan for Class Q - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

     (5) Form of Amendment to Amended and Restated Service and Distribution Plan for Class B - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (6) Form of Amendment to Amended and Restated Service and Distribution Plan for Class C - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.

     (7) Form of Amendment to Amended and Restated Service and Distribution Plan Class A - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Form N-1A Registration Statement on October 29, 1999 and incorporated herein by reference.

     (8) Form of Amendment to Amended and Restated Service and Distribution Plan for Class T - Filed as an exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference.

     (9)  Form of Amended and Restated Service and Distribution Plan for Class B
          - Filed as an exhibit to Post-Effective Amendment No. 84 to the Registrant's Form N-1A Registration Statement on July 31, 2001 and incorporated herein by reference.

     (10) Form of Amended and Restated Service and Distribution Plan for Class M
          - filed herewith.

(n) (1) Form of Multiple Class Plan Pursuant to Rule 18f-3 -- Filed as an exhibit to Post-Effective Amendment No. 85 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.

     (2) Form of Multiple Class Plan Pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference.

     (3) Form of Multiple Class Plan Pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 86 to the Registrant's Form N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.

     (4)  Form of Multiple Class Plan Pursuant to Rule 18f-3 - filed herewith.

(o) (1) Pilgrim Group Funds Code of Ethics - Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant's Form N-1A Registration Statement on May 31, 2001 and incorporated herein by reference.

     (2) Form of Nicholas-Applegate Capital Management Code of Ethics - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Form N-1A Registration Statement on April 28, 2000 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 25. INDEMNIFICATION

         Article 5.2 of the Amended and Restated Declaration of Trust provides for the indemnification of Registrant's Trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("disabling conduct").

         Section 8 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct. Section 9 of Registrant's Distribution Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.
Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

         Registrant has obtained from a major insurance carrier a Trustees' and officers' liability policy covering certain types of errors and omissions.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

         Information as to the Trustees and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

         Information as to the directors and officers of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Sub-Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-21442) filed under the Advisers Act and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) ING Funds Distributor, Inc. is the principal underwriter for the Registrant and for ING Equity Trust; ING Advisory Funds, Inc.; ING Investment Funds, Inc.; ING Financial Services Fund, Inc.; ING Prime Rate Trust; ING SmallCap Opportunities Fund; ING Growth Opportunities Fund; ING Mayflower Trust; ING GNMA Income Fund, Inc.; ING Precious Metals Fund, Inc.; ING Large Company Value Fund, Inc.; ING International Fund, Inc.; ING Russia Fund, Inc.; ING Funds Trust; ING Lexington Money Market Trust; ING Senior Income Fund, and ING Series Fund.

         (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder are maintained at the offices of (a) the Registrant; (b) ING Investments, LLC; (c) ING Funds Distributor, Inc.; (d) Nicholas-Applegate Capital Management; (e) the Custodians; and (f) the Transfer Agent. The address of each is as follows:

         (a)      ING Mutual Funds
                  7337 E. Doubletree Ranch Road
                  Scottsdale, AZ 85258

         (b)      ING Investments, LLC
                  7337 E. Doubletree Ranch Road
                  Scottsdale, AZ 85258

         (c)      ING Funds Distributor, Inc.
                  7337 E. Doubletree Ranch Road
                  Scottsdale, AZ 85258

         (d)      Nicholas-Applegate Capital Management
                  600 West Broadway, 30th Floor
                  San Diego, California 92101

         (e)      State Street Bank and Trust and Company
                  225 Franklin Street
                  Boston, MA 02110

                  Brown Brothers Harriman
                  40 Water Street
                  Boston, Massachusetts 02109-3661

         (f)      DST Systems, Inc.
                  P.O. Box 419368
                  Kansas City, Missouri  64141

ITEM 29. MANAGEMENT SERVICES

         None.

ITEM 32. UNDERTAKINGS

         Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 26th day of February, 2002.

                                             ING MUTUAL FUNDS


                                             By:  /s/ Kimberly A. Anderson
                                                  ------------------------------
                                                  Kimberly A. Anderson
                                                  Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                               TITLE                                       DATE
            ---------                               -----                                       ----

                                                    Trustee and Chairman                 February 26, 2002
----------------------------------------
         John G. Turner*

                                                    President and Chief Executive        February 26, 2002
                                                    Officer
----------------------------------------
        James M. Hennessy*
                                                    Executive Vice President and
                                                    Principal Financial Officer          February 26, 2002
----------------------------------------
        Michael J. Roland*

                                                    Trustee                              February 26, 2002
----------------------------------------
         Paul S. Doherty

                                                    Trustee                              February 26, 2002
----------------------------------------
        J. Michael Earley*

                                                    Trustee                           February 26, 2002
----------------------------------------
      R. Barbara Gitenstein*

                                                    Trustee                              February 26, 2002
----------------------------------------
        R. Glenn Hilliard*

                                                    Trustee                              February 26, 2002
----------------------------------------
       Walter H. May, Jr.*

                                                    Trustee                              February 26, 2002
----------------------------------------
       Thomas J. McInerney*

                                                    Trustee                              February 26, 2002
----------------------------------------
           Jock Patton*

                                                    Trustee                              February 26, 2002
----------------------------------------
        David W.C. Putnam*

                                                    Trustee                              February 26, 2002
----------------------------------------
         Blaine E. Rieke*

                                                    Trustee                              February 26, 2002
----------------------------------------
        Roger B. Vincent*

                                                    Trustee                              February 26, 2002
----------------------------------------
      Richard A. Wedemeyer*



*By:     /s/ Kimberly A. Anderson
         -------------------------------
         Kimberly A. Anderson
         Attorney-in-Fact**


**  Pursuant to Powers of Attorney filed herewith.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Kimberly A. Anderson, Michael J. Roland, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to Pilgrim Mutual Funds, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 21, 2002


                                              /s/ J. Michael Earley                       /s/ R. Barbara Gitenstein
 --------------------------                   --------------------------                  --------------------------
 Paul S. Doherty                              J. Michael Earley                           R. Barbara Gitenstein

 /s/ R. Glenn Hilliard                        /s/ Walter H. May                           /s/ Thomas J. McInerney
 --------------------------                   --------------------------                  --------------------------
 R. Glenn Hilliard                            Walter H. May                               Thomas J. McInerney

 /s/ Jock Patton                              /s/ David W. C. Putnam                      /s/ Blaine E. Rieke
 --------------------------                   --------------------------                  --------------------------
 Jock Patton                                  David W. C. Putnam                          Blaine E. Rieke

 /s/ John G. Turner                           /s/ Roger B. Vincent                        /s/ Richard A. Wedemeyer
 --------------------------                   --------------------------                  --------------------------
 John G. Turner                               Roger B. Vincent                            Richard A. Wedemeyer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Kimberly A. Anderson, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to Pilgrim Mutual Funds, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 21, 2002

                                                   /s/ Michael J. Roland
                                                   ----------------------------
                                                   Michael J. Roland

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kimberly A. Anderson, Michael J. Roland, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to Pilgrim Mutual Funds, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 21, 2002

                                                   /s/ James M. Hennessy
                                                   ----------------------------
                                                   James M. Hennessy

                                  EXHIBIT LIST

EXHIBIT NUMBER             NAME OF EXHIBIT


(a)  (31)            Form of Certificate of Amendment to Certificate of Trust

     (32)            Form of Amendment No. 26 to Amended and Restated Declaration of Trust

(g)  (10)            Form of Custodian Agreement

(h)  (3)             Form of Amended and Restated Administration Agreement

     (12)            Form of Amended and Restated Expense Limitation Agreement

     (13)            Form of Fund Accounting Agreement with Brown Brothers Harriman & Co.

(j)  (1)             Consent of KPMG LLP

     (2)             Consents of PricewaterhouseCoopers LLP

     (3)             Consent of Dechert

(m)  (10)            Form of Amended and Restated Service and Distribution Plan for Class M Shares

(n)  (4)             Form of Multiple Class Plan Pursuant to Rule 18f-3